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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington 98402

(Address of principal executive offices) (Zip code)

Gregory J. Lyons, Assistant Secretary

Russell Investment Company

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 253-572-9500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 to October 31, 2007

Item 1.	Reports to Stockholders

RUSSELL FUNDS

2007 Annual Report

CLASS A, C, E, AND S SHARES:

DIVERSIFIED EQUITY FUND

SPECIAL GROWTH FUND

QUANTITATIVE EQUITY FUND

INTERNATIONAL SECURITIES FUND

GLOBAL EQUITY FUND

MULTISTRATEGY BOND FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on six of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2007

Russell Investment Company - Russell Funds.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising defaults rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russell Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Real Estate Markets

For the fiscal year ending October 31, 2007, real estate investment trusts (REITs) generated a 0.57% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 36.37%. The low REIT return was also accompanied by exceptionally high volatility during the period. During the first three months of the fiscal year, REITs were up over 11%; the following six months, REITs lost nearly 20%; and finally, during the last three months, REITs rallied with a 12% return.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary	5

Russell Investment Company

REITs ended the fiscal year with some positive results and the market volatility appears to have removed the speculative valuation premiums applied to REITs due to the robust merger and acquisition activity over the last several years. However, concerns about a weaker economy and more stringent mortgage lending standards amidst an overall tightening of credit has put the focus back on real estate fundamentals and the specific growth prospects of each company.

Non-U.S. Equity Markets

Non-U.S. stocks gained 24.91% as measured by the MSCI EAFE® Index for the fiscal year ending October 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE® Index rose 14.00% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings and withstood several brief periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development.

Europe, as represented by the MSCI Europe Index, returned 27.96% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and telecommunication services, up 53.36% and 47.56%, respectively. By country, of particular note were more heavily laden energy/commodity markets, such as Norway, up 59.76%, which benefited from the strong performance of the global materials and energy sectors. Germany also stood out as a market leader, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged continental Europe with a gain of 23.62%. The U.K. underperformed the rest of Europe due to weakness in its health care sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, returning only 4.84%. Investor concerns included weak economic data, lackluster earnings from financial institutions and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 56.48% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 48.26%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 41.84%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 2.56% and 14.02%, respectively, as measured by the health care and financials sector grouping based on the Global Industry Classification Standard definitions.

A reversal in market leadership in terms of style was seen in March, with the value segment of the MSCI EAFE® Index dominating in the first half of the period, and the growth segment leading in the second half. The period ended with the MSCI EAFE Growth Index rising 28.52%, compared with 21.33% for the MSCI EAFE Value Index. Investors, in general, continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex-U.S. Index (an index of smaller capitalization companies) up 28.38% in the period versus the S&P/Citigroup PMI World ex–U.S. (an index of larger capitalization companies) up 27.24%.

Markets not represented in the MSCI EAFE® Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed

6	Market Summary

Russell Investment Company

counterparts, as the MSCI Emerging Markets Index rose 67.84%. Emerging markets countries benefited from the materials and industrials sectors, both posting over 100% returns for the period. Canadian stocks, as measured by the MSCI Canada Index, rose 44.95% during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) posted a strong return of 67.84%, outperforming developed markets as measured by the MSCI World Index Free which returned 20.39%. Larger capitalization stocks and those with strong price momentum, particularly those in cyclical sectors, were key drivers of performance. Significant capital inflows and outperformance of energy and material stocks resulting from strong commodity prices also contributed positively to performance. The emerging markets asset class performed strongly despite two market pull-backs in late February and July. The first sell-off was triggered by a concern that China would tighten controls on investment, and the second sell-off occurred more recently when credit concerns over U.S. subprime mortgage loans broadened to larger concerns about the world’s capital markets. Each time, however, emerging markets rallied back to hit new highs as investors continued to search for growth.

In terms of regions, Latin America was the top performer (+78.08% as measured by the MSCI EM Latin America Index) followed closely by Asia (+75.44% as measured by the MSCI EM Asia Index). The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) lagged the Index but still posted a solid return of 45.94%. The BRIC (Brazil, Russia, India and China) economies with the exception of Russia all outperformed the broader Index with China leading the group (+155.68% as measured by the MSCI China Index) due in part to the strong performance of the country’s commodity-related and financial stocks. MSCI China Index stocks were also buoyed in the third quarter by the rumor that the local Chinese investors would be allowed to invest through the Hong Kong stock exchange. Strength in resource-related stocks helped Brazil post strong returns over the period (+110.24% as measured by the MSCI Brazil Index). Some of the smaller markets such as Indonesia and Peru posted strong gains; in the case of Peru, the market returned +149.20% as measured by the MSCI Peru Index due mainly to one stock, Southern Copper Corporation. The small market of Jordan was the only country with single digit absolute returns, rising 3.97% as measured by the MSCI Jordan Index. Other notable relative underperformers included Taiwan (+38.56% as measured by the MSCI Taiwan Index), South Africa (+53.76% as measured by the MSCI South Africa Index), and Egypt (+51.41% as measured by the MSCI Egypt Index).

Currencies were broadly strong against the U.S. dollar with some, such as the Brazilian Real, up more than 18%.

Within emerging markets, the industrials sector and resource-related areas performed strongly. Chinese financials and telecom stocks along with Korean and Brazilian materials stocks were key market movers. Technology and consumer stocks underperformed the Index, but still returned more than 20% in absolute terms. Utilities, a sector leveraged to emerging markets energy demand growth, performed strongly, while the health care sector, dominated by Teva Pharmaceuticals, lagged the Index.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

Market Summary	7

Russell Investment Company

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages –and securities firms packaging the subprime debt into AAA-rated bonds –helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

8	Market Summary

Russell Investment Company

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

Market Summary	9

Russell Investment Company

Diversified Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Diversified Equity Fund - Class S
	Total Return
1 Year	20.12%
5 Years	14.83	%§
10 Years	6.30	%§

Diversified Equity Fund - Class E‡
	Total Return
1 Year	19.81%
5 Years	14.54	%§
10 Years	6.01	%§

Diversified Equity Fund - Class C‡‡
	Total Return
1 Year	18.92%
5 Years	13.68	%§
10 Years	5.32	%§

Diversified Equity Fund - Class A‡‡‡
	Total Return
1 Year	12.99%
5 Years	13.20	%§
10 Years	5.39	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

10	Diversified Equity Fund

Russell Investment Company

Diversified Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Diversified Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2007, the Diversified Equity Fund Class A, Class C, Class E and Class S Shares gained 19.88%, 18.92%, 19.81% and 20.12%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ended October 31, 2007, the Lipper® Large-Cap Core Funds Average returned 14.44%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was led by large capitalization growth companies and by companies that could benefit directly or indirectly from the expansion of developing markets. After many years of value-led markets, growth stocks outpaced value for the fiscal year. This was a favorable environment for the Diversified Equity Fund. The Fund’s emphasis on companies with above-average growth, capitalization, beta and momentum was rewarded over the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the past year, the Fund maintained its preference for companies with above-average growth rates that were selling at attractive valuations. That positioning was rewarded in this period where growth stocks outpaced value stocks. The Fund benefited from growing global demand through its exposure to infrastructure and agriculture related stocks.

At the sector level, the Fund was overweight to the energy sector, which contributed positively to performance. Additionally, strong stock selection in the consumer discretionary and technology sectors contributed to returns. Exposure to some financials stocks detracted from Fund returns due to rising defaults in subprime loans.

The Fund’s growth money managers, Turner Investment Partners, Inc., Columbus Circle Investors, Montag & Caldwell, Inc. and Marsico Capital Management, LLC, benefited from the strong growth environment as well as favorable stock selection and all outperformed both the Russell 1000® Index return of 15.0%, as well as the Russell 1000® Growth Index return of 19.2%. Value manager, AllianceBernstein L.P., suffered from weak stock selection, from overweights to underperforming sectors such as financial services and from underweights to outperforming sectors such as energy and technology. Deep value manager, Schneider Capital Management Corporation, also underperformed for the fiscal year due in part to an overweight to and weak stock selection within the financial services sector.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund outperformed for the period, the select holdings strategy also outperformed the benchmark.

At the stock selection level, the Fund benefited from overweights in large outperformers such as Apple Inc., Reliant Energy Inc., Schlumberger Ltd., Hess Corp., Monsanto Co., and Research in Motion Ltd. An underweight position in Exxon Mobil Corp. detracted from performance, as did overweights to negatively performing stocks such as Countrywide Financial Corp., Starbucks Corp., and Genworth Financial Inc.

Diversified Equity Fund	11

Russell Investment Company

Diversified Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2007, Columbus Circle Investors replaced Ark Asset Management Co., Inc. as a growth manager in the Fund. In September 2007, Arnhold and S. Bleichroeder Advisers, LLC was added as a market-oriented manager in the Fund.

Money Managers as of October 31, 2007	Styles
AllianceBernstein L.P.	Value
Arnhold and S. Bleichroeder Advisers, LLC	Market-Oriented
Columbus Circle Investors	Growth
Institutional Capital LLC	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth
Schneider Capital Management Corporation	Value
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The returns shown for Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to February 28, 2007. The returns shown for the Fund’s Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of the Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Diversified Equity Fund

Russell Investment Company

Diversified Equity Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,099.30	$1,019.06
Expenses Paid During Period*	$6.46	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,094.70	$1,015.27
Expenses Paid During Period*	$10.40	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,098.80	$1,019.06
Expenses Paid During Period*	$6.45	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Diversified Equity Fund	13

Russell Investment Company

Diversified Equity Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,100.10	$1,020.32
Expenses Paid During Period*	$5.13	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Diversified Equity Fund

Russell Investment Company

Diversified Equity Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.2%
Auto and Transportation - 2.8%
American Axle & Manufacturing Holdings, Inc. (Ñ)	25,700	706
Autoliv, Inc.	22,300	1,409
BorgWarner, Inc.	16,100	1,702
Burlington Northern Santa Fe Corp.	46,590	4,060
CH Robinson Worldwide, Inc.	153,090	7,642
CSX Corp.	84,850	3,799
Daimler AG	11,200	1,234
FedEx Corp.	117,463	12,139
General Motors Corp. (Ñ)	441,000	17,283
Goodyear Tire & Rubber Co. (The) (Æ)(Ñ)	190,920	5,756
JB Hunt Transport Services, Inc. (Ñ)	29,350	814
Magna International, Inc. Class A	10,400	985
Navistar International Corp. (Æ)(Ñ)	342,000	21,546
Norfolk Southern Corp.	324,000	16,735
Toyota Motor Corp. - ADR	83,453	9,550
UAL Corp. (Æ)(Ñ)	188,800	9,043
Union Pacific Corp.	130,697	16,734
Visteon Corp. (Æ)(Ñ)	377,600	2,398

		133,535

Consumer Discretionary - 11.5%
Accenture, Ltd. Class A	12,800	500
Activision, Inc. (Æ)	172,520	4,080
Amazon.com, Inc. (Æ)(Ñ)	188,310	16,788
Apollo Group, Inc. Class A (Æ)	71,500	5,667
Avis Budget Group, Inc. (Æ)(Ñ)	45,250	944
Avon Products, Inc.	183,605	7,524
Black & Decker Corp. (Ñ)	11,100	998
Carnival Corp. (Ñ)	65,400	3,138
CBS Corp. Class B (Ñ)	94,950	2,725
Chico’s FAS, Inc. (Æ)(Ñ)	67,050	881
Citadel Broadcasting Corp. (Ñ)	3,190	14
Coach, Inc. (Æ)	109,590	4,007
Costco Wholesale Corp.	193,700	13,028
eBay, Inc. (Æ)	514,800	18,584
EchoStar Communications Corp. Class A (Æ)	35,990	1,762
Electronic Arts, Inc. (Æ)	248,200	15,170
Family Dollar Stores, Inc. (Ñ)	13,000	330
GameStop Corp. Class A (Æ)	73,140	4,331
Gannett Co., Inc.	38,700	1,641
Gap, Inc. (The)	56,100	1,060
Google, Inc. Class A (Æ)	143,012	101,109
Guess?, Inc. (Ñ)	208,000	10,689

	Principal Amount ($) or Shares	Market Value $
Home Depot, Inc.	81,900	2,581
Idearc, Inc. (Ñ)	45,700	1,233
Intercontinental Hotels Group PLC - ADR (Ñ)	219,541	5,124
International Game Technology	131,300	5,726
JC Penney Co., Inc.	169,000	9,505
Jones Apparel Group, Inc. (Ñ)	57,600	1,206
Kohl’s Corp. (Æ)	164,100	9,021
Las Vegas Sands Corp. (Æ)(Ñ)	222,517	29,613
Liberty Media Holding Corp. Series A (Æ)	58,810	7,350
Limited Brands, Inc.	31,800	700
Lowe’s Cos., Inc. (Ñ)	336,709	9,054
Macy’s, Inc.	401,480	12,859
Mattel, Inc.	50,400	1,053
McDonald’s Corp.	1,074,067	64,122
MGM Mirage (Æ)	133,354	12,217
Nike, Inc. Class B (Ñ)	495,200	32,812
RadioShack Corp. (Ñ)	48,300	996
Royal Caribbean Cruises, Ltd. (Ñ)	303,300	13,006
Saks, Inc. (Ñ)	298,200	6,310
Staples, Inc.	48,400	1,130
Starbucks Corp. (Æ)	456,670	12,184
Target Corp.	182,100	11,174
Time Warner, Inc.	100,950	1,843
Tribune Co. (Ñ)	21,398	647
Under Armour, Inc. Class A (Æ)(Ñ)	62,410	3,885
VeriSign, Inc. (Æ)(Ñ)	169,730	5,786
VF Corp.	22,100	1,926
Viacom, Inc. Class B (Æ)	159,300	6,577
Wal-Mart Stores, Inc.	18,300	827
Walt Disney Co. (The)	330,340	11,440
Wendy’s International, Inc. (Ñ)	26,400	918
Wynn Resorts, Ltd. (Ñ)	130,148	21,010
XM Satellite Radio Holdings, Inc. Class A (Æ)(Ñ)	639,400	8,491
Yahoo!, Inc. (Æ)	226,700	7,050
Yum! Brands, Inc.	371,384	14,956

		549,302

Consumer Staples - 6.9%
Altria Group, Inc.	433,870	31,642
Coca-Cola Co. (The)	1,470,085	90,792
Coca-Cola Enterprises, Inc.	45,400	1,172
Colgate-Palmolive Co.	90,700	6,918
ConAgra Foods, Inc.	27,100	643
Diageo PLC - ADR	75,020	6,883
Fomento Economico Mexicano SAB de CV - ADR	140,700	5,010

Diversified Equity Fund	15

Russell Investment Company

Diversified Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hansen Natural Corp. (Ñ)	59,470	4,044
Heineken NV - ADR	234,829	8,172
Kellogg Co.	5,500	290
Kraft Foods, Inc. Class A	247,400	8,266
Kroger Co. (The)	52,300	1,537
Molson Coors Brewing Co. Class B (Ñ)	195,000	11,160
Nestle SA - ADR	91,400	10,538
PepsiCo, Inc.	507,080	37,382
Procter & Gamble Co.	1,097,400	76,291
Safeway, Inc.	22,200	755
Sara Lee Corp.	85,300	1,411
Smithfield Foods, Inc. (Æ)(Ñ)	21,600	619
Tesco PLC - ADR (Ñ)	86,566	2,627
Tyson Foods, Inc. Class A (Ñ)	161,550	2,553
Unilever NV	260,800	8,466
Walgreen Co.	54,868	2,176
Whole Foods Market, Inc.	57,680	2,857
Wm. Wrigley Jr. Co.	140,505	8,665

		330,869

Financial Services - 18.2%
ACE, Ltd.	46,500	2,818
Allstate Corp. (The)	335,460	17,578
Ambac Financial Group, Inc. (Ñ)	21,000	773
American Express Co.	272,700	16,621
American International Group, Inc.	738,455	46,611
Annaly Capital Management, Inc. (ö)(Ñ)	1,394,675	23,835
AON Corp.	130,100	5,896
Bank of America Corp.	875,168	42,253
Bank of New York Mellon Corp. (The)	534,064	26,089
Capital One Financial Corp.	218,050	14,302
Chubb Corp.	89,900	4,796
CIT Group, Inc.	45,700	1,611
Citigroup, Inc. (Ñ)	1,605,313	67,263
Clear Channel Outdoor Holdings, Inc. Class A (Æ)(Ñ)	623,129	15,840
CME Group, Inc.	13,160	8,768
Comerica, Inc.	32,900	1,536
Countrywide Financial Corp. (Ñ)	206,800	3,210
Deutsche Bank AG	6,000	803
Fannie Mae (Ñ)	960,142	54,767
Fidelity National Financial, Inc. Class A (Ñ)	64,000	985
First American Corp.	140,600	4,232
Freddie Mac	626,050	32,699
Genworth Financial, Inc. Class A	913,050	24,926
Goldman Sachs Group, Inc. (The) (Ñ)	348,466	86,392

	Principal Amount ($) or Shares	Market Value $
Hartford Financial Services Group, Inc.	137,680	13,359
Host Hotels & Resorts, Inc. (ö)	560,550	12,422
IntercontinentalExchange, Inc. (Æ)	49,430	8,808
iShares Russell 1000 Value Index Fund	189,975	16,347
iStar Financial, Inc. (ö)(Ñ)	44,900	1,370
JPMorgan Chase & Co.	1,083,523	50,926
Keycorp	56,300	1,602
Lehman Brothers Holdings, Inc. (Ñ)	234,012	14,822
MasterCard, Inc. Class A (Ñ)	155,483	29,472
MBIA, Inc. (Ñ)	19,500	839
Merrill Lynch & Co., Inc.	311,000	20,532
MetLife, Inc. (Ñ)	286,930	19,755
MGIC Investment Corp. (Ñ)	41,300	800
Morgan Stanley	768,578	51,695
National City Corp. (Ñ)	85,090	2,063
Old Republic International Corp.	62,800	963
PartnerRe, Ltd. - ADR	8,300	691
Paychex, Inc.	202,200	8,448
PMI Group, Inc. (The) (Ñ)	192,650	3,088
Radian Group, Inc. (Ñ)	23,300	293
Redwood Trust, Inc. (ö)(Ñ)	142,900	3,765
RenaissanceRe Holdings, Ltd. (Ñ)	80,575	4,701
State Street Corp. (Ñ)	245,900	19,616
SunTrust Banks, Inc.	55,680	4,042
Travelers Cos., Inc. (The)	82,559	4,310
UBS AG	182,960	9,823
Unum Group	149,500	3,489
US Bancorp	12,756	423
Wachovia Corp.	271,900	12,434
Washington Mutual, Inc. (Ñ)	173,630	4,841
Wells Fargo & Co.	1,114,049	37,889
XL Capital, Ltd. Class A	8,300	597

		868,829

Health Care - 13.4%
Abbott Laboratories	269,200	14,704
Alcon, Inc.	48,900	7,443
Allergan, Inc. (Ñ)	329,960	22,299
AmerisourceBergen Corp. Class A	36,100	1,701
Amylin Pharmaceuticals, Inc. (Æ)	109,311	4,921
Baxter International, Inc.	165,500	9,932
Boston Scientific Corp. (Æ)	219,800	3,049
Bristol-Myers Squibb Co.	477,000	14,305
Cardinal Health, Inc.	140,500	9,558
Celgene Corp. (Æ)(Ñ)	61,720	4,073
Charles River Laboratories International, Inc. (Æ)	51,650	2,996

16	Diversified Equity Fund

Russell Investment Company

Diversified Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Cooper Cos., Inc. (The) (Ñ)	93,800	3,940
Covidien, Ltd.	223,362	9,292
CVS Caremark Corp.	2,121,637	88,621
Eli Lilly & Co.	61,400	3,325
Express Scripts, Inc. Class A (Æ)	129,400	8,165
Genentech, Inc. (Æ)	163,577	12,126
Genzyme Corp. (Æ)	74,830	5,685
Gilead Sciences, Inc. (Æ)	744,200	34,374
GlaxoSmithKline PLC - ADR	50,400	2,583
Health Management Associates, Inc. Class A (Ñ)	119,000	786
Human Genome Sciences, Inc. (Æ)(Ñ)	607,300	5,745
Intuitive Surgical, Inc. (Æ)	57,673	18,851
Johnson & Johnson	367,580	23,955
Medco Health Solutions, Inc. (Æ)	189,720	17,906
Merck & Co., Inc.	1,686,631	98,263
Novartis AG - ADR	359,400	19,109
Omnicare, Inc. (Ñ)	256,750	7,574
Pfizer, Inc.	850,900	20,941
PharMerica Corp. (Æ)(Ñ)	3,009	48
Schering-Plough Corp.	433,900	13,243
Shire PLC - ADR (Ñ)	65,770	4,943
St. Jude Medical, Inc. (Æ)	187,230	7,626
Stericycle, Inc. (Æ)	38,840	2,265
Stryker Corp. (Ñ)	209,300	14,860
Teva Pharmaceutical Industries, Ltd. - ADR	147,100	6,474
Thermo Fisher Scientific, Inc. (Æ)	683,640	40,205
UnitedHealth Group, Inc.	548,990	26,983
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	131,600	4,256
WellPoint, Inc. (Æ)	88,400	7,004
Wyeth	710,536	34,553

		638,682

Integrated Oils - 4.6%
BP PLC - ADR	12,400	967
Chevron Corp.	385,187	35,248
ConocoPhillips	179,502	15,251
Exxon Mobil Corp.	750,390	69,028
Hess Corp. (Ñ)	441,600	31,623
Marathon Oil Corp.	159,000	9,402
Occidental Petroleum Corp.	599,100	41,368
Petroleo Brasileiro SA - ADR	44,395	4,246
Royal Dutch Shell PLC - ADR	10,400	910
Total SA - ADR	152,270	12,274

		220,317

	Principal Amount ($) or Shares	Market Value $
Materials and Processing - 5.1%
Agrium, Inc.	113,100	7,190
Air Products & Chemicals, Inc.	26,977	2,640
Allegheny Technologies, Inc.	39,767	4,063
ArcelorMittal Class A (Ñ)	20,200	1,615
Ashland, Inc.	14,100	828
Ball Corp.	11,600	575
Bunge, Ltd. (Ñ)	43,718	5,036
Cameco Corp.	93,300	4,576
Cytec Industries, Inc.	113,300	7,558
Dow Chemical Co. (The)	94,300	4,247
EI Du Pont de Nemours & Co. (Ñ)	452,835	22,420
Freeport-McMoRan Copper & Gold, Inc.	142,669	16,789
International Paper Co.	345,250	12,760
Lennar Corp. Class B (Ñ)	13,200	281
Louisiana-Pacific Corp. (Ñ)	59,600	981
Lubrizol Corp.	17,000	1,154
Masco Corp. (Ñ)	668,110	16,088
Monsanto Co.	548,183	53,519
Nalco Holding Co.	433,809	10,785
Nucor Corp.	120,150	7,452
Potash Corp. of Saskatchewan	71,900	8,831
PPG Industries, Inc.	204,130	15,257
Praxair, Inc.	169,047	14,450
Rio Tinto PLC - ADR (Ñ)	25,900	9,713
Rohm & Haas Co. (Ñ)	210,200	10,905
Shaw Group, Inc. (The) (Æ)	46,950	3,502
Sherwin-Williams Co. (The)	11,600	742
Smurfit-Stone Container Corp. (Æ)(Ñ)	55,600	673
Sonoco Products Co.	41,700	1,289

		245,919

Miscellaneous - 2.4%
3M Co. (Ñ)	125,334	10,824
ABB, Ltd. - ADR	269,000	8,129
Eaton Corp. (Ñ)	73,000	6,758
General Electric Co.	1,782,727	73,377
SPX Corp.	17,700	1,793
Textron, Inc.	202,350	14,005

		114,886

Other Energy - 6.0%
Arch Coal, Inc. (Ñ)	522,950	21,441
Baker Hughes, Inc.	167,900	14,560
Cameron International Corp. (Æ)(Ñ)	118,881	11,574

Diversified Equity Fund	17

Russell Investment Company

Diversified Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Consol Energy, Inc.	568,820	32,138
Devon Energy Corp.	532,140	49,702
Diamond Offshore Drilling, Inc. (Ñ)	46,240	5,236
FMC Technologies, Inc. (Æ)	96,800	5,869
Halliburton Co.	349,200	13,766
Massey Energy Co. (Ñ)	153,550	4,864
National Oilwell Varco, Inc. (Æ)	124,600	9,126
Reliant Energy, Inc. (Æ)	665,300	18,309
Schlumberger, Ltd.	583,686	56,367
Transocean, Inc. (Æ)	43,403	5,181
Valero Energy Corp.	80,000	5,634
Williams Cos., Inc.	280,523	10,236
XTO Energy, Inc.	353,430	23,461

		287,464

Producer Durables - 4.8%
AGCO Corp. (Æ)	4,900	292
Applied Materials, Inc.	840,790	16,328
Boeing Co.	115,608	11,398
Bombardier, Inc. (Æ)	1,217,100	7,215
Caterpillar, Inc.	10,600	791
Centex Corp. (Ñ)	320,500	8,032
Deere & Co.	129,020	19,985
Emerson Electric Co.	486,500	25,429
Goodrich Corp.	46,350	3,229
Ingersoll-Rand Co., Ltd. Class A	16,000	806
KB Home (Ñ)	40,600	1,122
Lexmark International, Inc. Class A (Æ)(Ñ)	17,400	731
Lockheed Martin Corp.	370,735	40,796
Nokia OYJ - ADR	299,300	11,888
Northrop Grumman Corp.	247,500	20,696
NVR, Inc. (Æ)(Ñ)	4,850	2,307
Parker Hannifin Corp. (Ñ)	155,078	12,463
Pitney Bowes, Inc.	17,700	709
Pulte Homes, Inc. (Ñ)	198,500	2,946
Raytheon Co.	228,330	14,524
Roper Industries, Inc.	87,130	6,170
United Technologies Corp. (Ñ)	291,175	22,301

		230,158

Technology - 16.2%
Amphenol Corp. Class A	509,586	22,559
Analog Devices, Inc. (Ñ)	167,869	5,617
Apple, Inc. (Æ)	477,474	90,696
Applera Corp. - Applied Biosystems Group	195,200	7,250
Arrow Electronics, Inc. (Æ)	44,500	1,779

	Principal Amount ($) or Shares	Market Value $
AU Optronics Corp. - ADR (Ñ)	1,036,837	22,530
Avnet, Inc. (Æ)	35,900	1,498
BearingPoint, Inc. (Æ)(Ñ)	776,650	3,720
Broadcom Corp. Class A (Æ)	263,880	8,589
Celestica, Inc. (Æ)(Ñ)	405,500	2,753
Cisco Systems, Inc. (Æ)	3,151,187	104,178
Citrix Systems, Inc. (Æ)	72,500	3,117
Cognizant Technology Solutions Corp. Class A (Æ)	235,800	9,776
Corning, Inc.	331,900	8,055
Dell, Inc. (Æ)(Ñ)	793,844	24,292
EMC Corp. (Æ)	297,200	7,546
Flextronics International, Ltd. (Æ)	73,700	907
Garmin, Ltd. (Ñ)	77,200	8,291
General Dynamics Corp.	163,576	14,879
Hewlett-Packard Co.	1,251,018	64,653
Intel Corp.	2,819,154	75,835
International Business Machines Corp.	191,000	22,179
International Rectifier Corp. (Æ)(Ñ)	149,600	4,994
Juniper Networks, Inc. (Æ)	447,993	16,128
Maxim Integrated Products, Inc.	355,000	9,620
MEMC Electronic Materials, Inc. (Æ)	123,100	9,013
Microsoft Corp.	2,189,870	80,609
Motorola, Inc.	1,062,150	19,958
Nvidia Corp.	197,700	6,995
Oracle Corp. (Æ)	415,960	9,222
Qimonda AG - ADR (Æ)(Ñ)	190,550	1,841
Qualcomm, Inc.	514,300	21,976
Research In Motion, Ltd. (Æ)	240,918	29,997
Salesforce.com, Inc. (Æ)(Ñ)	97,570	5,500
Sanmina-SCI Corp. (Æ)	302,700	669
Seagate Technology, Inc. (Æ)	9,200	—
Sunpower Corp. Class A (Æ)(Ñ)	54,680	6,915
Texas Instruments, Inc.	564,250	18,395
Tyco Electronics, Ltd.	330,600	11,792
VeriFone Holdings, Inc. (Æ)	103,400	5,111
VMware, Inc. Class A (Æ)(Ñ)	49,240	6,147

		775,581

Utilities - 4.3%
Ameren Corp.	40,700	2,200
America Movil SAB de CV - ADR Series L	139,779	9,140
American Electric Power Co., Inc.	60,800	2,931
AT&T, Inc.	1,609,739	67,271
China Mobile, Ltd. - ADR (Ñ)	172,205	17,854
CMS Energy Corp.	79,700	1,353
Comcast Corp. Class A (Æ)(Ñ)	528,047	11,116
Constellation Energy Group, Inc.	27,200	2,576

18	Diversified Equity Fund

Russell Investment Company

Diversified Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Embarq Corp.	211,811	11,209
Entergy Corp.	7,600	911
FPL Group, Inc.	77,160	5,279
Mirant Corp. (Æ)	114,069	4,832
Progress Energy, Inc. - CVO	5,500	2
Public Service Enterprise Group, Inc. (Ñ)	123,000	11,759
Rogers Communications, Inc. Class B	6,090	310
Sprint Nextel Corp.	440,050	7,525
Verizon Communications, Inc.	565,200	26,039
Vodafone Group PLC - ADR	609,100	23,919
Wisconsin Energy Corp.	34,400	1,646

		207,872

Total Common Stocks
(cost $3,701,945)		4,603,414

Short-Term Investments - 4.0%
Russell Investment Company Money Market Fund	179,477,926	179,478
United States Treasury Bills (ç)(ž)(§) 3.650% due 12/20/07	10,000	9,951

Total Short-Term Investments
(cost $189,429)		189,429

Other Securities - 8.2%
Russell Investment Company Money Market Fund (×)	83,512,559	83,513
State Street Securities Lending Quality Trust (×)	311,099,719	311,100

Total Other Securities
(cost $394,613)		394,613

Total Investments - 108.4%
(identified cost $4,285,986)		5,187,456

Other Assets and Liabilities, Net - (8.4%)		(402,273)

Net Assets - 100.0%		4,785,184

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/07 (65)	USD	27,547	1,157
S&P 500 E-Mini Index (CME) expiration date 12/07 (530)	USD	41,205	1,247
S&P 500 Index (CME) expiration date 12/07 (122)	USD	47,424	1,172
S&P Midcap 400 E-Mini Index (CME) expiration date 12/07 (769)	USD	70,140	3,242

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			6,818

See accompanying notes which are an integral part of the financial statements.

Diversified Equity Fund	19

Russell Investment Company

Diversified Equity Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	2.8
Consumer Discretionary	11.5
Consumer Staples	6.9
Financial Services	18.2
Health Care	13.4
Integrated Oils	4.6
Materials and Processing	5.1
Miscellaneous	2.4
Other Energy	6.0
Producer Durables	4.8
Technology	16.2
Utilities	4.3
Short-Term Investments	4.0
Other Securities	8.2

Total Investments	108.4
Other Assets and Liabilities, Net	(8.4)

100.0

Futures Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

20	Diversified Equity Fund

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Russell Investment Company

Special Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Special Growth Fund - Class S
	Total Return
1 Year	15.78%
5 Years	18.55	%§
10 Years	9.37	%§

Special Growth Fund - Class E‡
	Total Return
1 Year	15.49%
5 Years	18.24	%§
10 Years	9.08	%§

Special Growth Fund - Class C‡‡
	Total Return
1 Year	14.63%
5 Years	17.36	%§
10 Years	8.37	%§

Special Growth Fund - Class A‡‡‡
	Total Return
1 Year	8.85%
5 Years	16.85	%§
10 Years	8.43	%§

Russell 2500™ Index**
	Total Return
1 Year	12.71%
5 Years	19.39	%§
10 Years	10.02	%§

22	Special Growth Fund

Russell Investment Company

Special Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Special Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Special Growth Fund Class A, Class C, Class E and Class S Shares gained 15.49%, 14.63%, 15.49% and 15.78% respectively. This compared to the Russell 2500™ Index, which gained 12.71% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ending October 31, 2007, the Lipper® Mid-Cap Core Funds Average returned 15.89%, while the Lipper® Small-Cap Core Funds Average rose 9.70%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In general, the market conditions presented a positive environment for active small cap managers. This is evidenced by the outperformance of the Small Cap Lipper averages over the Russell 2000. Furthermore, it was a good environment for the Fund, which outperformed its benchmark. While 2006 was one of the worst years in the past two decades for active small cap managers, 2007 saw a reversal of this trend. The money managers employed by the Fund were well positioned for the change in market leadership and the resurgence of growth after a long period of value leadership. In addition, underweights to the financials sector, which served as a barrier to outperformance in the past, contributed positively to Fund performance in the wake of developments in the subprime lending market. While sector selection contributed positively to Fund performance, the Fund outperformed its benchmark for the period primarily due to strong stock selection by the money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs eight money managers: three growth, two market-oriented and three value. The outperformance for the year was largely driven by the growth managers in the Fund. Gould Investment Partners LLC, the most growth-oriented manager, significantly outperformed the benchmark. Gould’s outperformance over the past year was not unexpected given Gould’s technology overweight, positive stock selection and high growth style of investing. Tygh Capital Management, Inc., a growth manager, outperformed despite its quality growth style of investing in a market that favored higher growth characteristics.

Among the value managers, David J. Greene and Company, LLC contributed positively to Fund performance, benefiting from both stock selection as well as an underweight to financials and overweight to technology within the value space.

The Fund’s quantitative managers, PanAgora Asset Management, Inc., ClariVest Asset Management LLC and Jacobs Levy Equity Management, Inc., underperformed the Fund’s benchmark during what was a difficult period for quantitative processes. In the earlier part of the year, quantitative managers had a difficult time outperforming the benchmark as market sentiment shifted from rewarding value factors to rewarding growth factors. During transitional markets, quantitative strategies will generally lag for a period as their models are adjusted. In early August 2007, there was a market sell-off led by quantitative hedge funds followed by a rapid decrease in leverage by the hedge funds. This drove prices of commonly held quantitative securities down. Subsequently, quantitative managers as a group underperformed the market.

Describe any changes to the Fund’s structure or the money manager line-up.

In January of 2007, ClariVest Asset Management LLC was hired to replace Goldman Sachs Asset Management, L.P. In March of 2007, pursuant to an asset purchase agreement with CapitalWorks Investment Partners, LLC, the CapitalWorks investment team became Berkeley Capital Management, LLP. In September of 2007, Berkeley was replaced by Ranger Investment Management L.P.

Special Growth Fund	23

Russell Investment Company

Special Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
Clarivest Asset Management LLC	Market-Oriented
Jacobs Levy Equity Management, Inc.	Value
Delphi Management, Inc.	Value
Tygh Capital Management, Inc.	Growth
Ranger Investment Management L.P.	Growth
David J Greene and Company, LLC	Value
Gould Investment Partners, LLC	Growth
PanAgora Asset Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000™ Index and all the stocks in the Russell 2000™ Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The returns shown for Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to February 28, 2007. The returns shown for the Fund’s Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of the Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	Special Growth Fund

Russell Investment Company

Special Growth Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.70	$1,017.74
Expenses Paid During Period*	$7.69	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,057.50	$1,014.06
Expenses Paid During Period*	$11.46	$11.22

*	Expenses are equal to the Fund’s annualized expense ratio of 2.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.50	$1,017.85
Expenses Paid During Period*	$7.59	$7.43

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Special Growth Fund	25

Russell Investment Company

Special Growth Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,063.00	$1,019.11
Expenses Paid During Period*	$6.29	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.2%
Auto and Transportation - 2.8%
AAR Corp. (Æ)(Ñ)	152,700	4,894
Accuride Corp. (Æ)(Ñ)	54,904	560
Aftermarket Technology Corp. (Æ)	48,983	1,691
Alaska Air Group, Inc. (Æ)(Ñ)	43,300	1,100
Amerigon, Inc. (Æ)(Ñ)	58,800	1,155
Arctic Cat, Inc. (Ñ)	13,000	187
Arkansas Best Corp. (Ñ)	39,100	1,073
ArvinMeritor, Inc. (Ñ)	56,362	836
Autoliv, Inc.	1,900	120
Bristow Group, Inc. (Æ)(Ñ)	34,980	1,745
Con-way, Inc. (Ñ)	40,800	1,738
Continental Airlines, Inc. Class A (Æ)(Ñ)	10,437	359
Cooper Tire & Rubber Co. (Ñ)	12,419	277
Dana Corp. (Æ)(Ñ)	292,900	44
Danaos Corp.	26,000	934
DryShips, Inc. (Ñ)	20,900	2,463
Horizon Lines, Inc. Class A (Ñ)	27,675	871
HUB Group, Inc. Class A (Æ)	36,195	918
K-Sea Transportation Partners, LP (Ñ)	34,500	1,370
Kansas City Southern (Æ)(Ñ)	35,500	1,373
Kirby Corp. (Æ)(Ñ)	84,239	3,848
Lear Corp. (Æ)	409	15
Mesa Air Group, Inc. (Æ)	25,046	116
Modine Manufacturing Co. (Ñ)	32,600	758
Navistar International Corp. (Æ)(Ñ)	16,500	1,040
Pinnacle Airlines Corp. (Æ)(Ñ)	1,908	30
Saia, Inc. (Æ)(Ñ)	8,005	113
Skywest, Inc. (Ñ)	35,111	958
StealthGas, Inc.	78,500	1,425
Stoneridge, Inc. (Æ)(Ñ)	8,300	85
Teekay Corp. (Ñ)	18,300	1,024
TRW Automotive Holdings Corp. (Æ)	63,800	1,894
US Airways Group, Inc. (Æ)(Ñ)	89,900	2,487
UTI Worldwide, Inc.	96,991	2,474
Wabtec Corp. (Ñ)	133,546	5,012

		44,987

Consumer Discretionary - 15.5%
Abercrombie & Fitch Co. Class A (Ñ)	67,800	5,370
ABM Industries, Inc. (Ñ)	76,393	1,797
Activision, Inc. (Æ)(Ñ)	338,360	8,002
Administaff, Inc.	14,716	587
Advance Auto Parts, Inc. (Ñ)	29,500	1,007
Advisory Board Co. (The) (Æ)(Ñ)	63,779	4,095
Aeropostale, Inc. (Æ)	32,798	751

	Principal Amount ($) or Shares	Market Value $
AFC Enterprises (Æ)(Ñ)	29,600	395
Alberto-Culver Co. Class B	103,000	2,677
American Eagle Outfitters, Inc. (Ñ)	56,500	1,344
American Greetings Corp. Class A (Ñ)	43,072	1,135
American Woodmark Corp. (Ñ)	26,834	681
Asbury Automotive Group, Inc. (Ñ)	27,500	504
AutoNation, Inc. (Æ)(Ñ)	124,200	2,197
Bally Technologies, Inc. (Æ)(Ñ)	155,671	6,278
Barnes & Noble, Inc. (Ñ)	65,200	2,519
Big Lots, Inc. (Æ)(Ñ)	46,710	1,120
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	95,900	3,441
Blockbuster, Inc. Class A (Æ)(Ñ)	187,375	986
Blyth, Inc. (Ñ)	57,340	1,095
Bob Evans Farms, Inc. (Ñ)	31,763	895
Books-A-Million, Inc. Class A (Ñ)	9,431	126
Bowne & Co., Inc. (Ñ)	56,815	987
Brown Shoe Co., Inc. (Ñ)	20,188	412
Buckle, Inc. (The) (Ñ)	17,800	767
Build-A-Bear Workshop, Inc. Class A (Æ)(Ñ)	55,700	1,081
Capella Education Co. (Æ)(Ñ)	7,500	465
Carter’s, Inc. (Æ)(Ñ)	27,200	601
CBRL Group, Inc. (Ñ)	26,087	1,041
CDI Corp. (Ñ)	13,800	380
CEC Entertainment, Inc. (Æ)(Ñ)	26,300	784
Chemed Corp. (Ñ)	89,159	5,111
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	27,000	3,753
CMGI, Inc. (Æ)(Ñ)	1,228,046	1,732
Convergys Corp. (Æ)(Ñ)	174,600	3,200
Corinthian Colleges, Inc. (Æ)(Ñ)	93,100	1,526
Corrections Corp. of America (Æ)(Ñ)	59,800	1,692
CROCS, Inc. (Æ)(Ñ)	124,100	9,276
CSS Industries, Inc. (Ñ)	9,200	364
Denny’s Corp. (Æ)(Ñ)	130,239	628
Discovery Holding Co. Class A (Æ)	26,400	753
Dolby Laboratories, Inc. Class A (Æ)	76,300	3,163
Dollar Tree Stores, Inc. (Æ)	42,100	1,612
DreamWorks Animation SKG, Inc. Class A (Æ)	45,600	1,485
Dress Barn, Inc. (Æ)(Ñ)	32,916	539
DynCorp International, Inc. Class A (Æ)(Ñ)	67,802	1,535
Earthlink, Inc. (Æ)(Ñ)	115,800	916
Electronic Arts, Inc. (Æ)(Ñ)	58,106	3,551
Elizabeth Arden, Inc. (Æ)(Ñ)	17,895	446
Ethan Allen Interiors, Inc. (Ñ)	46,970	1,450
Ezcorp, Inc. Class A (Æ)(Ñ)	28,943	381
Finish Line Class A (Ñ)	49,700	186

Special Growth Fund	27

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	52,400	3,249
FTD Group, Inc. (Ñ)	27,800	391
FTI Consulting, Inc. (Æ)(Ñ)	71,000	3,855
G-III Apparel Group, Ltd. (Æ)(Ñ)	400	7
Gaiam, Inc. Class A (Æ)	57,900	1,346
GameStop Corp. Class A (Æ)	48,074	2,847
Gaylord Entertainment Co. (Æ)(Ñ)	29,600	1,613
Geo Group, Inc. (The) (Æ)	74,685	2,362
Greenfield Online, Inc. (Æ)(Ñ)	12,851	196
Hasbro, Inc. (Ñ)	90,800	2,710
Helen of Troy, Ltd. (Æ)(Ñ)	52,430	944
Hewitt Associates, Inc. Class A (Æ)	37,100	1,309
Home Solutions of America, Inc. (Æ)(Ñ)	218,807	554
Hooker Furniture Corp. (Ñ)	20,551	443
Hudson Highland Group, Inc. (Æ)(Ñ)	35,014	402
ICF International, Inc. (Æ)	29,000	900
Idearc, Inc. (Ñ)	35,000	944
Ihop Corp.	9,330	591
Insight Enterprises, Inc. (Æ)	30,300	837
Inter Parfums, Inc. (Ñ)	14,600	348
International Speedway Corp. Class A	29,700	1,320
inVentiv Health, Inc. (Æ)	77,200	3,260
Jack in the Box, Inc. (Æ)	55,500	1,741
Jakks Pacific, Inc. (Æ)(Ñ)	77,653	2,058
Jo-Ann Stores, Inc. (Æ)(Ñ)	34,206	659
Jones Apparel Group, Inc. (Ñ)	29,000	607
JOS A Bank Clothiers, Inc. (Æ)(Ñ)	49,853	1,456
Journal Communications, Inc. Class A (Ñ)	36,976	329
Kelly Services, Inc. Class A	23,300	490
Kenneth Cole Productions, Inc. Class A (Ñ)	16,000	299
Labor Ready, Inc. (Æ)(Ñ)	3,432	60
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	89,400	670
LIFE TIME FITNESS, Inc. (Æ)(Ñ)	16,200	982
Lin TV Corp. Class A (Æ)(Ñ)	35,740	521
LKQ Corp. (Æ)(Ñ)	95,229	3,672
LoJack Corp. (Æ)(Ñ)	11,228	197
Luby’s, Inc. (Æ)(Ñ)	10,700	118
Macy’s, Inc.	47,035	1,507
Maidenform Brands, Inc. (Æ)(Ñ)	16,200	241
MAXIMUS, Inc.	12,648	606
Meredith Corp. (Ñ)	41,000	2,552
Movado Group, Inc. (Ñ)	14,848	447
MSC Industrial Direct Co. Class A	75,690	3,687

	Principal Amount ($) or Shares	Market Value $
New Oriental Education & Technology Group - ADR (Æ)	43,000	3,849
Nu Skin Enterprises, Inc. Class A	35,800	618
O’Charleys, Inc. (Ñ)	77,900	1,249
O’Reilly Automotive, Inc. (Æ)(Ñ)	117,630	3,884
Orient-Express Hotels, Ltd. Class A (Ñ)	94,211	6,105
Oxford Industries, Inc. (Ñ)	17,400	451
Papa John’s International, Inc. (Æ)(Ñ)	24,300	566
PC Connection, Inc. (Æ)(Ñ)	27,349	402
Perficient, Inc. (Æ)(Ñ)	242,900	4,579
Perry Ellis International, Inc. (Æ)(Ñ)	49,717	1,153
PetMed Express, Inc. (Æ)	11,883	173
Phillips-Van Heusen (Ñ)	131,703	6,295
Pier 1 Imports, Inc. (Æ)(Ñ)	123,100	627
Pre-Paid Legal Services, Inc. (Æ)(Ñ)	6,652	396
PRG-Schultz International, Inc. (Æ)	21,687	357
Priceline.com, Inc. (Æ)(Ñ)	38,400	3,575
Quiksilver, Inc. (Æ)(Ñ)	134,600	1,817
Republic Services, Inc. Class A	157,330	5,379
Resources Connection, Inc.	64,439	1,467
Robert Half International, Inc. (Ñ)	55,882	1,681
Scholastic Corp. (Æ)(Ñ)	49,100	1,943
Service Corp. International (Ñ)	49,300	713
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	69,300	2,728
Shutterfly, Inc. (Æ)	48,400	1,615
Sinclair Broadcast Group, Inc. Class A (Ñ)	64,711	779
Sonic Automotive, Inc. Class A (Ñ)	33,000	834
Spherion Corp. (Æ)(Ñ)	118,400	1,032
Stage Stores, Inc. (Ñ)	71,411	1,340
Stanley Works (The) (Ñ)	29,100	1,675
Stein Mart, Inc. (Ñ)	34,100	224
Stewart Enterprises, Inc. Class A (Ñ)	158,200	1,435
Strayer Education, Inc. (Ñ)	18,600	3,468
Sturm Ruger & Co., Inc. (Æ)(Ñ)	73,691	689
Tech Data Corp. (Æ)	46,900	1,845
TeleTech Holdings, Inc. (Æ)(Ñ)	53,626	1,337
Timberland Co. Class A (Æ)(Ñ)	36,200	706
Toro Co. (Ñ)	11,400	635
Tupperware Brands Corp. (Ñ)	99,226	3,582
United Natural Foods, Inc. (Æ)(Ñ)	119,766	3,466
United Online, Inc. (Ñ)	94,800	1,668
United Stationers, Inc. (Æ)	16,500	956
Urban Outfitters, Inc. (Æ)(Ñ)	138,400	3,497
Valueclick, Inc. (Æ)(Ñ)	41,865	1,138
VeriSign, Inc. (Æ)(Ñ)	118,973	4,056

28	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Viad Corp.	23,200	822
Volcom, Inc. (Æ)(Ñ)	59,100	1,729
Warnaco Group, Inc. (The) (Æ)(Ñ)	32,700	1,331
Warner Music Group Corp. (Ñ)	136,800	1,393
Washington Post Co. (The) Class B (Ñ)	2,405	2,042
West Marine, Inc. (Æ)(Ñ)	48,723	526
Westwood One, Inc. (Ñ)	20,659	44
World Fuel Services Corp. (Ñ)	32,800	1,453
Zumiez, Inc. (Æ)(Ñ)	33,900	1,419

		246,889

Consumer Staples - 1.8%
Alliance One International, Inc. (Æ)(Ñ)	264,826	1,729
Boston Beer Co., Inc. Class A (Æ)	14,620	764
Coca-Cola Bottling Co. Consolidated (Ñ)	17,028	1,005
Del Monte Foods Co.	65,100	673
Fresh Del Monte Produce, Inc. (Æ)(Ñ)	92,800	3,367
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	90,009	3,357
Hansen Natural Corp. (Ñ)	53,491	3,637
Hormel Foods Corp. (Ñ)	14,300	522
JM Smucker Co. (The)	18,300	978
Loews Corp. - Carolina Group	39,000	3,345
Longs Drug Stores Corp.	2,100	110
Molson Coors Brewing Co. Class B (Ñ)	68,000	3,892
Nash Finch Co. (Ñ)	28,495	1,067
NBTY, Inc. (Æ)	3,177	113
PepsiAmericas, Inc.	35,100	1,254
Sanderson Farms, Inc. (Ñ)	17,600	612
Spartan Stores, Inc. (Ñ)	20,200	449
TreeHouse Foods, Inc. (Æ)(Ñ)	23,400	653
Universal Corp. (Ñ)	21,813	1,063
Vector Group, Ltd. (Ñ)	1,628	36

		28,626

Financial Services - 13.0%
Advance America Cash Advance Centers, Inc. (Ñ)	79,464	760
Advanta Corp. Class B (Ñ)	44,555	704
Affiliated Managers Group, Inc. (Æ)(Ñ)	67,860	8,927
Allied World Assurance Holdings, Ltd.	21,800	1,044
AMB Property Corp. (ö)	55,700	3,640
American Financial Group, Inc. (Ñ)	54,700	1,636
Amerisafe, Inc. (Æ)(Ñ)	34,123	552

	Principal Amount ($) or Shares	Market Value $
Annaly Capital Management, Inc. (ö)	111,600	1,907
Anthracite Capital, Inc. (ö)(Ñ)	10,733	89
Apartment Investment & Management Co. Class A (ö)(Ñ)	58,500	2,734
Apollo Investment Corp. (Ñ)	57,000	1,186
Arch Capital Group, Ltd. (Æ)(Ñ)	52,300	3,910
Ares Capital Corp. (Ñ)	102,300	1,702
Ashford Hospitality Trust, Inc. (ö)	338,515	3,331
Aspen Insurance Holdings, Ltd.	132,208	3,617
Assurant, Inc. (Ñ)	96,443	5,636
Axis Capital Holdings, Ltd.	124,700	4,956
Bancfirst Corp. (Ñ)	4,100	186
Banco Latinoamericano de Exportaciones SA Class E	27,600	537
BancorpSouth, Inc. (Ñ)	28,900	701
Bank of Hawaii Corp. (Ñ)	31,100	1,653
BankUnited Financial Corp. Class A (Ñ)	57,205	494
Banner Corp. (Ñ)	4,100	134
Bear Stearns Cos., Inc. (The) (Ñ)	10,100	1,147
BOK Financial Corp.	8,156	445
Broadridge Financial Solutions, Inc. (Ñ)	77,200	1,544
Calamos Asset Management, Inc. Class A (Ñ)	7,173	244
Camden Property Trust (ö)(Ñ)	25,500	1,590
Cash America International, Inc. (Ñ)	31,743	1,238
CBL & Associates Properties, Inc. (ö)(Ñ)	66,600	2,205
Central Pacific Financial Corp. (Ñ)	16,703	375
CIT Group, Inc. (Ñ)	29,800	1,050
City Bank (Ñ)	14,544	348
City National Corp. (Ñ)	2,800	189
CNA Surety Corp. (Æ)	77,700	1,538
Colonial BancGroup, Inc. (The) (Ñ)	144,400	2,770
Commerce Group, Inc. (Ñ)	17,100	807
Community Bancorp (Æ)(Ñ)	17,195	349
Corus Bankshares, Inc. (Ñ)	64,564	712
Crystal River Capital, Inc. (ö)(Ñ)	3,775	55
Deerfield Triarc Capital Corp. (ö)(Ñ)	56,800	542
Deluxe Corp. (Ñ)	81,271	3,278
DiamondRock Hospitality Co. (ö)(Ñ)	12,902	247
Digital Realty Trust, Inc. (ö)	16,870	742
Duke Realty Corp. (ö)(Ñ)	36,970	1,189
East West Bancorp, Inc. (Ñ)	56,200	1,896
EastGroup Properties, Inc. (ö)(Ñ)	8,000	381
Education Realty Trust, Inc. (ö)(Ñ)	20,200	261
EMC Insurance Group, Inc. (Ñ)	2,300	61
Equity Lifestyle Properties, Inc. (ö)(Ñ)	8,584	431

Special Growth Fund	29

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Euronet Worldwide, Inc. (Æ)(Ñ)	133,683	4,282
Extra Space Storage, Inc. (ö)(Ñ)	4,100	64
Factset Research Systems, Inc.	19,600	1,382
Federal Realty Investors Trust (ö)	11,100	979
Feldman Mall Properties, Inc. (ö)(Ñ)	90,700	364
Fidelity National Financial, Inc. Class A (Ñ)	26,600	409
First American Corp.	58,800	1,770
First Industrial Realty Trust, Inc. (ö)(Ñ)	37,100	1,512
First Mutual Bancshares, Inc.	64,072	1,709
First Place Financial Corp. (Ñ)	10,548	176
First Regional Bancorp (Æ)(Ñ)	59,484	1,398
FirstFed Financial Corp. (Æ)(Ñ)	19,138	819
Fulton Financial Corp. (Ñ)	13,610	178
GAMCO Investors, Inc. Class A (Ñ)	8,100	501
GFI Group, Inc. (Æ)(Ñ)	6,851	591
Global Payments, Inc.	125,488	5,968
Gramercy Capital Corp. (ö)(Ñ)	5,800	153
Great Southern Bancorp, Inc. (Ñ)	3,200	75
Green Bankshares, Inc. (Ñ)	19,700	631
Hallmark Financial Services (Æ)	9,200	154
Hanmi Financial Corp. (Ñ)	67,583	745
Hanover Insurance Group, Inc. (The)	42,000	1,935
Harleysville Group, Inc. (Ñ)	12,200	380
HCC Insurance Holdings, Inc. (Ñ)	50,700	1,515
Hersha Hospitality Trust (ö)(Ñ)	16,800	182
Hospitality Properties Trust (ö)(Ñ)	105,500	4,178
HRPT Properties Trust (ö)	161,900	1,520
Huron Consulting Group, Inc. (Æ)(Ñ)	49,000	3,424
IBERIABANK Corp. (Ñ)	2,620	130
Imperial Capital Bancorp, Inc.	5,053	109
Intervest Bancshares Corp. Class A (Ñ)	14,259	298
Invesco PLC - ADR (Ñ)	187,591	5,752
Investors Real Estate Trust (ö)	9,000	98
IPC Holdings, Ltd. (Ñ)	72,900	2,180
iStar Financial, Inc. (ö)(Ñ)	38,600	1,178
Janus Capital Group, Inc.	13,200	456
Jefferies Group, Inc.	122,920	3,286
Jones Lang LaSalle, Inc. (Ñ)	6,039	576
Knight Capital Group, Inc. Class A (Æ)	95,700	1,283
Kohlberg Capital Corp. (Ñ)	93,412	1,203
Liberty Property Trust (ö)	64,100	2,411
MainSource Financial Group, Inc.	4,300	72
Marlin Business Services Corp. (Æ)(Ñ)	67,000	850
MCG Capital Corp. (Ñ)	57,000	799

	Principal Amount ($) or Shares	Market Value $
Meadowbrook Insurance Group, Inc. (Æ)(Ñ)	63,900	615
MFA Mortgage Investments, Inc. (ö)	138,400	1,185
Nara Bancorp, Inc. (Ñ)	28,047	434
Nasdaq Stock Market, Inc. (The) (Æ)	64,700	3,022
National Retail Properties, Inc. (ö)(Ñ)	92,116	2,335
Nationwide Financial Services (Ñ)	34,700	1,862
NorthStar Realty Finance Corp. (ö)(Ñ)	134,900	1,261
Ocwen Financial Corp. (Æ)(Ñ)	52,617	393
Odyssey Re Holdings Corp. (Ñ)	39,900	1,484
Old Republic International Corp.	60,250	924
optionsXpress Holdings, Inc. (Ñ)	22,308	664
Oriental Financial Group	16,200	202
Pacific Capital Bancorp NA (Ñ)	8,778	182
Pennsylvania Real Estate Investment Trust (ö)	29,100	1,110
People’s United Financial, Inc. (Ñ)	99,400	1,767
Platinum Underwriters Holdings, Ltd.	68,300	2,459
Portfolio Recovery Associates, Inc. (Ñ)	5,267	238
Post Properties, Inc. (ö)(Ñ)	10,483	430
Potlatch Corp. (ö)(Ñ)	23,325	1,112
Preferred Bank (Ñ)	13,150	391
Protective Life Corp.	52,300	2,242
Ramco-Gershenson Properties (ö)(Ñ)	3,068	88
Raymond James Financial, Inc. (Ñ)	122,900	4,578
Realty Income Corp. (ö)	28,374	838
Reinsurance Group of America, Inc. (Ñ)	27,300	1,560
RenaissanceRe Holdings, Ltd.	65,500	3,821
Ryder System, Inc. (Ñ)	89,595	4,287
S1 Corp. (Æ)	192,472	1,621
Safety Insurance Group, Inc. (Ñ)	20,863	750
SeaBright Insurance Holdings, Inc. (Æ)	22,206	370
SEI Investments Co. (Ñ)	144,300	4,563
Senior Housing Properties Trust (ö)(Ñ)	17,103	383
Sotheby’s Holdings Class A (Ñ)	12,452	675
Southwest Bancorp, Inc. (Ñ)	47,936	907
Sovran Self Storage, Inc. (ö)	32,500	1,538
StanCorp Financial Group, Inc.	42,600	2,349
Sterling Bancshares, Inc. (Ñ)	36,950	451
Sterling Financial Corp. (Ñ)	37,903	853
Sunstone Hotel Investors, Inc. (ö)(Ñ)	49,780	1,384
Susquehanna Bancshares, Inc. (Ñ)	13,729	277
SWS Group, Inc. (Ñ)	84,248	1,600
Taubman Centers, Inc. (ö)	39,400	2,319
Taylor Capital Group, Inc. (Ñ)	12,081	312
Transatlantic Holdings, Inc.	9,600	716

30	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Triad Guaranty, Inc. (Æ)(Ñ)	9,418	76
U-Store-It Trust (ö)(Ñ)	84,400	1,089
United America Indemnity, Ltd. Class A (Æ)	18,900	417
United Fire & Casualty Co. (Ñ)	17,600	564
United Rentals, Inc. (Æ)	56,000	1,915
Unitrin, Inc. (Ñ)	20,300	940
Universal American Financial Corp. (Æ)(Ñ)	14,400	349
Universal Health Realty Income Trust (ö)(Ñ)	5,732	212
Webster Financial Corp. (Ñ)	14,300	518
Whitney Holding Corp. (Ñ)	47,249	1,212
Wilmington Trust Corp. (Ñ)	18,800	684
Wilshire Bancorp, Inc. (Ñ)	3,700	38
Winthrop Realty Trust (ö)	47,300	258
Zenith National Insurance Corp. (Ñ)	65,996	2,652
Zions Bancorporation (Ñ)	22,000	1,300

		206,121

Health Care - 10.4%
Accelrys, Inc. (Æ)(Ñ)	143,200	1,113
Advanced Medical Optics, Inc. (Æ)(Ñ)	79,000	2,169
Albany Molecular Research, Inc. (Æ)(Ñ)	52,681	953
Allscripts Healthcare Solutions, Inc. (Æ)(Ñ)	194,319	5,383
American Dental Partners, Inc. (Æ)	13,600	337
American Medical Systems Holdings, Inc. (Æ)(Ñ)	240,383	3,075
AMERIGROUP Corp. Class A (Æ)	122,200	4,277
Amsurg Corp. Class A (Æ)(Ñ)	27,940	739
Analogic Corp.	6,400	366
Applera Corp. - Celera Group (Æ)	83,100	1,355
Apria Healthcare Group, Inc. (Æ)(Ñ)	43,063	1,041
Arthrocare Corp. (Æ)(Ñ)	91,047	5,904
Beckman Coulter, Inc. (Ñ)	20,100	1,423
Bio-Rad Laboratories, Inc. Class A (Æ)(Ñ)	23,880	2,306
Bio-Reference Labs, Inc. (Æ)	4,715	151
Bradley Pharmaceuticals, Inc. (Æ)(Ñ)	13,902	273
Centene Corp. (Æ)	67,700	1,579
Cepheid, Inc. (Æ)(Ñ)	41,700	1,079
Community Health Systems, Inc. (Æ)	66,200	2,180
Conmed Corp. (Æ)	57,650	1,640
Cooper Cos., Inc. (The) (Ñ)	70,800	2,974
Cubist Pharmaceuticals, Inc. (Æ)(Ñ)	100,546	2,353
Cypress Bioscience, Inc. (Æ)	38,305	517

	Principal Amount ($) or Shares	Market Value $
Discovery Laboratories, Inc. (Æ)(Ñ)	87,400	218
Emergency Medical Services Corp. Class A (Æ)(Ñ)	16,184	492
eResearchTechnology, Inc. (Æ)	59,900	665
Gen-Probe, Inc. (Æ)	83,600	5,854
Greatbatch, Inc. (Æ)(Ñ)	33,401	830
Haemonetics Corp. (Æ)	75,756	3,893
Hanger Orthopedic Group, Inc. (Æ)	9,900	123
Healthspring, Inc. (Æ)(Ñ)	137,771	2,893
Healthways, Inc. (Æ)(Ñ)	108,194	6,567
Hologic, Inc. (Æ)(Ñ)	61,071	4,149
I-Flow Corp. (Æ)(Ñ)	14,080	257
Icon PLC - ADR (Æ)	39,958	2,318
Illumina, Inc. (Æ)(Ñ)	167,844	9,424
Immucor, Inc. (Æ)	156,200	5,037
IMS Health, Inc. (Ñ)	16,300	411
Intuitive Surgical, Inc. (Æ)	12,400	4,053
Invacare Corp. (Ñ)	34,793	942
Invitrogen Corp. (Æ)	23,500	2,135
Isis Pharmaceuticals, Inc. (Æ)	42,900	756
Kinetic Concepts, Inc. (Æ)(Ñ)	8,300	499
King Pharmaceuticals, Inc. (Æ)(Ñ)	142,300	1,508
KV Pharmaceutical Co. Class A (Æ)(Ñ)	50,000	1,567
Kyphon, Inc. (Æ)(Ñ)	41,103	2,913
LCA-Vision, Inc. (Ñ)	16,325	279
Martek Biosciences Corp. (Æ)(Ñ)	17,869	546
Masimo Corp. (Æ)	44,519	1,523
Matria Healthcare, Inc. (Æ)(Ñ)	32,474	834
Medcath Corp. (Æ)	27,370	759
Medicis Pharmaceutical Corp. Class A (Ñ)	116,391	3,456
Medtox Scientific, Inc. (Æ)(Ñ)	29,318	508
Meridian Bioscience, Inc. (Ñ)	71,400	2,363
Molina Healthcare, Inc. (Æ)(Ñ)	31,200	1,189
Myriad Genetics, Inc. (Æ)(Ñ)	45,000	2,491
Neurocrine Biosciences, Inc. (Æ)(Ñ)	80,500	745
NuVasive, Inc. (Æ)	30,600	1,309
OraSure Technologies, Inc. (Æ)(Ñ)	16,069	146
Pediatrix Medical Group, Inc. (Æ)	72,500	4,749
Pharmacopeia, Inc. (Æ)(Ñ)	98,450	567
PharmaNet Development Group, Inc. (Æ)(Ñ)	15,881	515
PharMerica Corp. (Æ)(Ñ)	57,700	920
Phase Forward, Inc. (Æ)	33,900	806
PSS World Medical, Inc. (Æ)(Ñ)	25,632	518
Psychiatric Solutions, Inc. (Æ)(Ñ)	210,973	8,355
Quality Systems, Inc. (Ñ)	86,833	3,146
RehabCare Group, Inc. (Æ)	9,800	203

Special Growth Fund	31

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Resmed, Inc. (Æ)(Ñ)	96,558	4,000
Respironics, Inc. (Æ)	27,716	1,387
Sciele Pharma, Inc. (Æ)(Ñ)	176,231	4,483
Sierra Health Services, Inc. (Æ)(Ñ)	67,644	2,861
Sirona Dental Systems, Inc. (Æ)(Ñ)	133,735	4,499
Sun Healthcare Group, Inc. (Æ)	3,409	55
Techne Corp. (Æ)(Ñ)	78,689	5,134
TomoTherapy, Inc. (Æ)(Ñ)	54,100	1,183
VCA Antech, Inc. (Æ)	94,400	4,347
Viropharma, Inc. (Æ)(Ñ)	107,300	924
WellCare Health Plans, Inc. (Æ)(Ñ)	10,302	249

		165,740

Materials and Processing - 12.6%
Acuity Brands, Inc.	26,966	1,289
Airgas, Inc.	106,464	5,373
Albemarle Corp. (Ñ)	150,123	7,170
AM Castle & Co. (Ñ)	45,585	1,372
Apogee Enterprises, Inc.	19,898	468
Ashland, Inc.	45,200	2,654
Ball Corp.	13,000	645
BlueLinx Holdings, Inc. (Ñ)	9,700	51
Buckeye Technologies, Inc. (Æ)(Ñ)	162,094	2,905
Cambrex Corp.	105,700	1,204
Carpenter Technology Corp. (Ñ)	16,560	2,400
Celanese Corp. Class A	67,400	2,828
Century Aluminum Co. (Æ)(Ñ)	21,713	1,263
Ceradyne, Inc. (Æ)(Ñ)	5,300	363
CF Industries Holdings, Inc.	44,745	3,933
Chemtura Corp. (Ñ)	96,500	899
Chicago Bridge & Iron Co. NV	104,275	5,214
Cie Generale de Geophysique- Veritas - ADR (Æ)	33,195	2,179
Cleveland-Cliffs, Inc. (Ñ)	15,480	1,481
Comfort Systems USA, Inc. (Ñ)	51,500	753
Commercial Metals Co.	121,800	3,822
Constar International, Inc. (Æ)(Ñ)	64,300	197
Corn Products International, Inc.	41,200	1,753
Crown Holdings, Inc. (Æ)	104,900	2,601
Cytec Industries, Inc.	84,000	5,604
Darling International, Inc. (Æ)	44,541	448
Dycom Industries, Inc. (Æ)	19,100	540
Dynamic Materials Corp. (Ñ)	27,700	1,524
Eastman Chemical Co. (Ñ)	45,000	2,997
EMCOR Group, Inc. (Æ)(Ñ)	242,949	8,365
Encore Wire Corp. (Ñ)	12,316	259
Ennis, Inc. (Ñ)	83,900	1,715
Ferro Corp. (Ñ)	13,505	280

	Principal Amount ($) or Shares	Market Value $
FMC Corp.	53,000	3,047
Gerdau Ameristeel Corp.	119,700	1,623
GrafTech International, Ltd. (Æ)(Ñ)	58,543	1,106
Granite Construction, Inc.	38,000	1,627
Haynes International, Inc. (Æ)(Ñ)	37,200	3,256
Hercules, Inc.	61,800	1,162
Horsehead Holding Corp. (Æ)(Ñ)	74,500	1,699
Innospec, Inc. (Ñ)	25,138	535
Jacobs Engineering Group, Inc. (Æ)(Ñ)	64,100	5,586
KBR, Inc. (Æ)	219,117	9,396
Koppers Holdings, Inc.	61,900	2,773
Lamson & Sessions Co. (The) (Æ)(Ñ)	65,400	1,781
Landec Corp. (Æ)(Ñ)	43,038	640
Layne Christensen Co. (Æ)(Ñ)	45,300	2,579
LB Foster Co. Class A (Æ)(Ñ)	25,200	1,085
Lennox International, Inc. (Ñ)	118,300	4,223
LSI Industries, Inc.	28,300	535
Lubrizol Corp.	21,000	1,425
Lydall, Inc. (Æ)	23,443	252
McDermott International, Inc. (Æ)	188,502	11,510
Michael Baker Corp. (Æ)	10,092	533
Minerals Technologies, Inc. (Ñ)	6,600	463
Multi-Color Corp. (Ñ)	6,900	159
Myers Industries, Inc. (Ñ)	27,798	589
New Market Corp. (Ñ)	13,800	742
Novagold Resources, Inc. (Æ)(Ñ)	84,050	1,580
Olin Corp. (Ñ)	110,800	2,524
OM Group, Inc. (Æ)(Ñ)	72,492	3,841
Owens-Illinois, Inc. (Æ)	14,600	648
Perini Corp. (Æ)	51,854	2,974
PolyOne Corp. (Æ)(Ñ)	53,856	430
Quaker Chemical Corp.	7,000	151
Quanex Corp. (Ñ)	3,226	133
Quanta Services, Inc. (Æ)(Ñ)	189,003	6,237
Rock-Tenn Co. Class A	105,898	3,088
Rockwood Holdings, Inc. (Æ)(Ñ)	16,151	631
RPM International, Inc.	174,371	3,737
RTI International Metals, Inc. (Æ)	37,000	2,893
Schnitzer Steel Industries, Inc. Class A (Ñ)	13,900	918
Sigma-Aldrich Corp. (Ñ)	40,300	2,082
Simpson Manufacturing Co., Inc. (Ñ)	15,307	459
Smurfit-Stone Container Corp. (Æ)	189,700	2,297
Sonoco Products Co.	50,100	1,549
Spartech Corp. (Ñ)	77,750	1,195
Steel Dynamics, Inc. (Ñ)	34,500	1,836
Superior Essex, Inc. (Æ)	26,589	884

32	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Terra Industries, Inc. (Æ)(Ñ)	49,166	1,814
Timken Co.	76,800	2,554
Tredegar Corp. (Ñ)	21,614	376
Trimas Corp. (Æ)(Ñ)	78,600	1,258
UAP Holding Corp.	48,600	1,547
URS Corp. (Æ)(Ñ)	128,992	7,973
USEC, Inc. (Æ)(Ñ)	20,764	183
Valspar Corp.	33,800	846
Washington Group International, Inc. (Æ)(Ñ)	98,292	9,569
Wausau Paper Corp. (Ñ)	24,400	244
Westlake Chemical Corp. (Ñ)	45,500	1,117
Worthington Industries, Inc. (Ñ)	11,423	286

		200,729

Miscellaneous - 0.9%
Brunswick Corp. (Ñ)	84,000	1,874
Foster Wheeler, Ltd. (Æ)	18,908	2,803
Johnson Controls, Inc. (Ñ)	49,800	2,177
SPX Corp.	32,000	3,242
Teleflex, Inc. (Ñ)	29,300	2,145
Wesco Financial Corp. (Ñ)	4,658	1,854

		14,095

Other Energy - 6.1%
Alon USA Energy, Inc. (Ñ)	24,907	916
Atlas Pipeline Partners, LP (Ñ)	30,075	1,456
ATP Oil & Gas Corp. (Æ)	39,700	2,277
Atwood Oceanics, Inc. (Æ)(Ñ)	46,100	3,883
Berry Petroleum Co. Class A (Ñ)	55,900	2,723
Bois d’Arc Energy, Inc. (Æ)(Ñ)	100,900	2,214
Brigham Exploration Co. (Æ)(Ñ)	181,070	1,334
Bronco Drilling Co., Inc. (Æ)(Ñ)	88,500	1,204
Cameron International Corp. (Æ)(Ñ)	38,654	3,763
Carrizo Oil & Gas, Inc. (Æ)(Ñ)	16,900	868
Clayton Williams Energy, Inc. (Æ)	4,000	120
Comstock Resources, Inc. (Æ)	48,100	1,758
Core Laboratories NV (Æ)(Ñ)	59,967	8,752
Dawson Geophysical Co. (Æ)(Ñ)	11,500	918
Delek US Holdings, Inc. (Ñ)	26,000	624
Dresser-Rand Group, Inc. (Æ)	43,200	1,672
Dril-Quip, Inc. (Æ)	69,151	3,688
Enbridge Energy Partners, LP Class A	33,070	1,756
EnerNOC, Inc. - ADR (Æ)(Ñ)	35,000	1,631
Exterran Holdings, Inc. (Æ)(Ñ)	2,794	235
FMC Technologies, Inc. (Æ)	24,600	1,491
Frontier Oil Corp.	63,500	2,908
Global Industries, Ltd. (Æ)	65,100	1,603

	Principal Amount ($) or Shares	Market Value $
Goodrich Petroleum Corp. (Æ)(Ñ)	67,223	2,232
Grey Wolf, Inc. (Æ)(Ñ)	402,379	2,265
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	32,000	1,480
Helmerich & Payne, Inc. (Ñ)	13,300	421
Hercules Offshore, Inc. (Æ)	55,000	1,487
ION Geophysical Corp. (Æ)(Ñ)	142,800	2,163
JA Solar Holdings Co., Ltd. - ADR (Æ)(Ñ)	49,500	2,851
Meridian Resource Corp. (Æ)	58,527	148
NATCO Group, Inc. Class A (Æ)	28,400	1,514
Newfield Exploration Co. (Æ)(Ñ)	16,800	905
Oceaneering International, Inc. (Æ)	54,800	4,234
Ormat Technologies, Inc. (Ñ)	29,800	1,607
Parker Drilling Co. (Æ)(Ñ)	71,100	600
Penn Virginia Corp. (Ñ)	20,158	976
Petroquest Energy, Inc. (Æ)(Ñ)	358,700	4,627
Pioneer Drilling Co. (Æ)(Ñ)	81,623	994
Rosetta Resources, Inc. (Æ)(Ñ)	20,511	390
Rowan Cos., Inc. (Ñ)	44,900	1,750
SEACOR Holdings, Inc. (Æ)(Ñ)	25,100	2,300
Southwestern Energy Co. (Æ)(Ñ)	56,200	2,907
Stone Energy Corp. (Æ)	25,000	1,114
TEPPCO Partners, LP (Ñ)	38,000	1,530
Tesoro Corp. (Ñ)	40,600	2,458
Tetra Technologies, Inc. (Æ)(Ñ)	46,200	910
Union Drilling, Inc. (Æ)(Ñ)	14,300	191
Unit Corp. (Æ)	27,000	1,290
Western Refining, Inc. (Ñ)	41,400	1,519
Whiting Petroleum Corp. (Æ)	36,800	1,989
XTO Energy, Inc.	32,609	2,165

		96,811

Producer Durables - 7.2%
Advanced Energy Industries, Inc. (Æ)(Ñ)	47,723	764
AGCO Corp. (Æ)(Ñ)	27,454	1,638
Altra Holdings, Inc. (Æ)	100,526	1,634
Applied Industrial Technologies, Inc.	4,300	152
Arris Group, Inc. (Æ)(Ñ)	116,394	1,339
Asyst Technologies, Inc. (Æ)	38,100	183
BE Aerospace, Inc. (Æ)	155,700	7,740
Belden, Inc. (Ñ)	23,180	1,351
C&D Technologies, Inc. (Æ)(Ñ)	24,700	119
C-COR, Inc. (Æ)(Ñ)	59,254	726
Chart Industries, Inc. (Æ)(Ñ)	48,600	1,594
Cognex Corp. (Ñ)	63,300	1,138
Columbus McKinnon Corp. (Æ)(Ñ)	33,509	1,112

Special Growth Fund	33

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Crane Co.	50,000	2,372
Credence Systems Corp. (Æ)(Ñ)	347,637	1,060
CTS Corp.	75,391	931
Curtiss-Wright Corp. (Ñ)	6,221	350
Cymer, Inc. (Æ)(Ñ)	34,485	1,466
Dionex Corp. (Æ)(Ñ)	27,284	2,401
Ducommun, Inc. (Æ)	41,900	1,665
EnPro Industries, Inc. (Æ)(Ñ)	20,896	857
Entegris, Inc. (Æ)(Ñ)	48,282	441
ESCO Technologies, Inc. (Æ)(Ñ)	33,400	1,382
Flowserve Corp.	51,900	4,098
Gardner Denver, Inc. (Æ)	86,200	3,114
General Cable Corp. (Æ)(Ñ)	78,023	5,617
Genlyte Group, Inc. (Æ)(Ñ)	8,536	556
Goodrich Corp.	137,120	9,552
Hardinge, Inc.	5,022	162
HNI Corp.	15,800	685
Hubbell, Inc. Class B	61,100	3,360
Hurco Cos., Inc. (Æ)(Ñ)	2,846	163
Kennametal, Inc.	30,351	2,768
Knoll, Inc.	47,603	904
LTX Corp. (Æ)(Ñ)	135,735	449
Manitowoc Co., Inc. (The)	17,500	862
MasTec, Inc. (Æ)(Ñ)	32,900	519
Milacron, Inc. (Æ)(Ñ)	16,612	126
Mitcham Industries, Inc. (Æ)	9,280	202
MKS Instruments, Inc. (Æ)	5,591	112
Molex, Inc.	59,100	1,688
Moog, Inc. Class A (Æ)(Ñ)	37,416	1,727
NACCO Industries, Inc. Class A	4,451	461
Pall Corp.	141,000	5,650
Park-Ohio Holdings Corp. (Æ)	8,400	201
Photon Dynamics, Inc. (Æ)(Ñ)	11,953	123
Polycom, Inc. (Æ)	145,140	4,061
Ritchie Bros Auctioneers, Inc.	80,180	6,000
Robbins & Myers, Inc.	62,100	4,490
Steelcase, Inc. Class A (Ñ)	43,800	783
Sun Hydraulics Corp. (Ñ)	11,850	426
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	77,600	4,570
Tecumseh Products Co. Class A (Æ)(Ñ)	103,500	1,870
Teledyne Technologies, Inc. (Æ)(Ñ)	46,500	2,432
Tennant Co. (Ñ)	20,000	943
Teradyne, Inc. (Æ)	34,200	422
Tessco Technologies, Inc. (Æ)	6,888	105
Thomas & Betts Corp. (Æ)(Ñ)	6,600	370
Triumph Group, Inc. (Ñ)	50,700	4,037

	Principal Amount ($) or Shares	Market Value $
Ultra Clean Holdings (Æ)(Ñ)	113,500	1,457
Ultratech, Inc. (Æ)(Ñ)	118,400	1,372
Waters Corp. (Æ)	15,200	1,170
Woodward Governor Co.	30,431	2,039
W.W. Grainger, Inc. (Ñ)	18,200	1,637

		113,698

Technology - 19.3%
ActivIdentity Corp. (Æ)	2,000	9
Adaptec, Inc. (Æ)(Ñ)	136,300	481
ADC Telecommunications, Inc. (Æ)(Ñ)	112,900	2,111
Alliance Semiconductor Corp.	104,700	215
American Software, Inc. Class A	17,718	144
AMIS Holdings, Inc. (Æ)	34,644	266
Amkor Technology, Inc. (Æ)(Ñ)	67,800	768
Amphenol Corp. Class A	215,744	9,551
Anadigics, Inc. (Æ)(Ñ)	189,800	2,800
Ansoft Corp. (Æ)	7,855	236
Ansys, Inc. (Æ)	333,454	12,941
Applied Micro Circuits Corp. (Æ)(Ñ)	222,500	716
ARM Holdings PLC - ADR	216,700	2,013
Arrow Electronics, Inc. (Æ)	56,400	2,255
ASE Test, Ltd. (Æ)(Ñ)	93,300	1,353
AsiaInfo Holdings, Inc. (Æ)(Ñ)	25,849	316
Avanex Corp. (Æ)(Ñ)	222,800	412
Avnet, Inc. (Æ)(Ñ)	129,600	5,407
BearingPoint, Inc. (Æ)(Ñ)	223,400	1,070
Blackboard, Inc. (Æ)(Ñ)	149,600	7,465
Blue Coat Systems, Inc. (Æ)(Ñ)	10,100	410
Bookham, Inc. (Æ)	86,500	259
Brocade Communications Systems, Inc. (Æ)(Ñ)	392,900	3,736
CACI International, Inc. Class A (Æ)(Ñ)	11,902	641
Captaris, Inc. (Æ)	52,249	242
Cavium Networks, Inc. (Æ)(Ñ)	103,700	3,016
Cbeyond, Inc. (Æ)(Ñ)	27,600	1,080
Checkpoint Systems, Inc. (Æ)	52,201	1,579
ChipMOS TECHNOLOGIES Bermuda, Ltd. (Æ)(Ñ)	208,966	1,174
Ciber, Inc. (Æ)	16,900	132
Ciena Corp. (Æ)(Ñ)	121,470	5,814
Cognizant Technology Solutions Corp. Class A (Æ)	62,400	2,587
CommScope, Inc. (Æ)(Ñ)	69,621	3,284
Compuware Corp. (Æ)	31,300	313
COMSYS IT Partners, Inc. (Æ)	13,242	235

34	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Comtech Telecommunications Corp. (Æ)(Ñ)	65,791	3,569
Comverse Technology, Inc. (Æ)(Ñ)	126,000	2,422
Concur Technologies, Inc. (Æ)	18,171	655
CSG Systems International, Inc. (Æ)(Ñ)	98,912	2,031
Cubic Corp. (Ñ)	31,654	1,424
Data Domain, Inc. (Æ)(Ñ)	87,400	3,017
DealerTrack Holdings, Inc. (Æ)	72,700	3,569
Diodes, Inc. (Æ)(Ñ)	93,510	3,091
DivX, Inc. (Æ)(Ñ)	105,800	1,326
Eclipsys Corp. (Æ)(Ñ)	15,856	358
EMS Technologies, Inc. (Æ)	11,126	312
EPIQ Systems, Inc. (Æ)(Ñ)	54,060	1,048
Equinix, Inc. (Æ)(Ñ)	67,270	7,848
First Solar, Inc. (Æ)(Ñ)	10,700	1,699
Flir Systems, Inc. (Æ)(Ñ)	97,090	6,737
Foundry Networks, Inc. (Æ)(Ñ)	250,655	5,299
Genesis Microchip, Inc. (Æ)(Ñ)	75,900	560
GeoEye, Inc. (Æ)(Ñ)	87,653	2,744
Gerber Scientific, Inc. (Æ)(Ñ)	21,900	242
Harris Corp.	68,200	4,130
Hittite Microwave Corp. (Æ)(Ñ)	118,519	5,956
HMS Holdings Corp. (Æ)	194,300	5,532
Ikanos Communications, Inc. (Æ)(Ñ)	102,600	675
Informatica Corp. (Æ)(Ñ)	255,060	4,356
Ingram Micro, Inc. Class A (Æ)	121,300	2,576
Intermec, Inc. (Æ)(Ñ)	112,059	2,849
Interwoven, Inc. (Æ)	125,300	1,778
Ixia (Æ)(Ñ)	14,171	148
IXYS Corp. (Æ)	3,500	37
JDA Software Group, Inc. (Æ)(Ñ)	17,500	437
JDS Uniphase Corp. (Æ)(Ñ)	87,900	1,341
Keynote Systems, Inc. (Æ)(Ñ)	90,600	1,331
Lawson Software, Inc. (Æ)	58,060	655
Leadis Technology, Inc. (Æ)	4,700	14
Manhattan Associates, Inc. (Æ)	39,709	1,198
Marvell Technology Group, Ltd. (Æ)	119,849	2,161
Mellanox Technologies, Ltd. (Æ)(Ñ)	25,800	609
MEMC Electronic Materials, Inc. (Æ)(Ñ)	53,800	3,939
Mercury Computer Systems, Inc. (Æ)(Ñ)	68,700	1,074
Merix Corp. (Æ)(Ñ)	13,385	93
Methode Electronics, Inc.	58,351	732
Micrel, Inc. (Ñ)	60,302	546
Micros Systems, Inc. (Æ)(Ñ)	123,132	8,843
Microsemi Corp. (Æ)(Ñ)	118,600	3,156
MicroStrategy, Inc. Class A (Æ)	3,246	319

	Principal Amount ($) or Shares	Market Value $
Monolithic Power Systems, Inc. (Æ)	58,547	1,284
Netlogic Microsystems, Inc. (Æ)(Ñ)	79,000	2,623
Nice Systems, Ltd. - ADR (Æ)	205,376	8,098
Novatel Wireless, Inc. (Æ)(Ñ)	8,433	219
Nuance Communications, Inc. (Æ)	38,200	845
Omniture, Inc. (Æ)(Ñ)	85,900	2,934
ON Semiconductor Corp. (Æ)(Ñ)	3,456	35
Orckit Communications, Ltd. (Æ)(Ñ)	73,800	540
Pegasystems, Inc. (Ñ)	10,169	119
PerkinElmer, Inc.	125,600	3,457
Rackable Systems, Inc. (Æ)(Ñ)	60,800	831
RADWARE, Ltd. (Æ)	47,100	797
RealNetworks, Inc. (Æ)(Ñ)	300,700	2,183
Riverbed Technology, Inc. (Æ)	47,000	1,588
SAIC, Inc. (Æ)(Ñ)	49,900	984
SanDisk Corp. (Æ)(Ñ)	114,374	5,078
Sanmina-SCI Corp. (Æ)	548,400	1,212
Satyam Computer Services, Ltd. - ADR (Ñ)	128,600	3,903
SAVVIS, Inc. (Æ)(Ñ)	8,500	321
Seachange International, Inc. (Æ)(Ñ)	166,600	1,035
Seagate Technology (Ñ)	112,545	3,133
Sigma Designs, Inc. (Æ)(Ñ)	96,300	5,660
Sigmatel, Inc. (Æ)(Ñ)	40,100	123
Silicon Storage Technology, Inc. (Æ)(Ñ)	217,800	723
SiRF Technology Holdings, Inc. (Æ)(Ñ)	192,085	5,726
Skyworks Solutions, Inc. (Æ)(Ñ)	456,100	4,205
SonicWALL, Inc. (Æ)	86,400	893
SPSS, Inc. (Æ)(Ñ)	1,291	49
Starent Networks Corp. (Æ)(Ñ)	37,100	919
Sunpower Corp. Class A (Æ)(Ñ)	22,800	2,883
Sybase, Inc. (Æ)	50,037	1,431
Sycamore Networks, Inc. (Æ)(Ñ)	161,400	689
Synaptics, Inc. (Æ)(Ñ)	31,400	1,707
Synchronoss Technologies, Inc. (Æ)(Ñ)	12,600	504
Syniverse Holdings, Inc. (Æ)(Ñ)	99,809	1,666
SYNNEX Corp. (Æ)(Ñ)	35,000	783
Synopsys, Inc. (Æ)	34,100	964
Syntel, Inc.	29,400	1,252
Tekelec (Æ)(Ñ)	244,300	3,225
Tessera Technologies, Inc. (Æ)	168,391	6,431
TIBCO Software, Inc. (Æ)(Ñ)	299,500	2,749
Trimble Navigation, Ltd. (Æ)	94,964	3,960
TriQuint Semiconductor, Inc. (Æ)(Ñ)	255,500	1,602
Unisys Corp. (Æ)(Ñ)	321,900	1,957
Utstarcom, Inc. (Æ)(Ñ)	166,600	533

Special Growth Fund	35

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

VeriFone Holdings, Inc. (Æ)(Ñ)	186,800	9,234
Verigy, Ltd. (Æ)	229,439	5,275
Verint Systems, Inc. (Æ)(Ñ)	146,806	3,682
Vignette Corp. (Æ)(Ñ)	47,981	827
Vocus, Inc. (Æ)(Ñ)	110,000	3,958
Wavecom SA - ADR (Æ)	32,200	785
Western Digital Corp. (Æ)(Ñ)	265,300	6,877
Zebra Technologies Corp. Class A (Æ)	75,424	2,948
Zoran Corp. (Æ)	117,400	2,994

		305,900

Utilities - 3.6%
Alliant Energy Corp. (Ñ)	35,100	1,404
Atmos Energy Corp. (Ñ)	83,181	2,333
Black Hills Corp. (Ñ)	30,002	1,333
Centennial Communications Corp. (Æ)	27,884	286
Centerpoint Energy, Inc. (Ñ)	119,100	1,996
CenturyTel, Inc.	57,600	2,537
Cincinnati Bell, Inc. (Æ)(Ñ)	213,662	1,158
Citizens Communications Co. (Ñ)	97,800	1,287
CMS Energy Corp. (Ñ)	110,900	1,882
Energen Corp. (Ñ)	48,700	3,117
Laclede Group, Inc. (The) (Ñ)	3,900	136
MDU Resources Group, Inc. (Ñ)	60,700	1,709
New Jersey Resources Corp. (Ñ)	25,733	1,267
NII Holdings, Inc. (Æ)(Ñ)	75,174	4,360
Northeast Utilities	151,200	4,661
NSTAR (Ñ)	27,100	953
NTELOS Holdings Corp.	55,289	1,669
OGE Energy Corp.	11,400	437
Oneok, Inc. (Ñ)	20,700	1,034
Pepco Holdings, Inc. (Ñ)	122,700	3,496
Portland General Electric Co.	82,539	2,323
Premiere Global Services, Inc. (Æ)	43,900	723
Rural Cellular Corp. Class A (Æ)(Ñ)	11,031	489
Sierra Pacific Resources (Ñ)	102,800	1,734
Southern Union Co.	71,300	2,246
Southwest Gas Corp. (Ñ)	38,089	1,134
Suburban Propane Partners, LP (Ñ)	12,100	583
TECO Energy, Inc.	98,700	1,661
Time Warner Telecom, Inc. Class A (Æ)(Ñ)	190,751	4,433
UGI Corp.	119,600	3,184

	Principal Amount ($) or Shares	Market Value $
USA Mobility, Inc. (Æ)(Ñ)	30,553	478
WGL Holdings, Inc. (Ñ)	16,333	555

		56,598

Total Common Stocks
(cost $1,281,905)		1,480,194

Warrants & Rights - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	226,300	41

Total Warrants & Rights
(cost $47)		41

Short-Term Investments - 6.6%
Russell Investment Company Money Market Fund	99,657,444	99,657
United States Treasury Bills (ç)(ž)(§) 3.650% due 12/20/07	5,000	4,976

Total Short-Term Investments
(cost $104,633)		104,633

Other Securities - 39.0%
Russell Investment Company Money Market Fund (×)	142,360,352	142,360
State Street Securities Lending Quality Trust (×)	475,451,685	475,452

Total Other Securities
(cost $617,812)		617,812

Total Investments - 138.8%
(identified cost $2,004,397)		2,202,680

Other Assets and Liabilities, Net - (38.8%)		(615,892)

Net Assets - 100.0%		1,586,788

See accompanying notes which are an integral part of the financial statements.

36	Special Growth Fund

Russell Investment Company

Special Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME) expiration date 12/07 (1,242)	USD	103,372	4,957

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			4,957

See accompanying notes which are an integral part of the financial statements.

Special Growth Fund	37

Russell Investment Company

Special Growth Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	2.8
Consumer Discretionary	15.5
Consumer Staples	1.8
Financial Services	13.0
Health Care	10.4
Materials and Processing	12.6
Miscellaneous	0.9
Other Energy	6.1
Producer Durables	7.2
Technology	19.3
Utilities	3.6
Warrants & Rights	—	*
Short-Term Investments	6.6
Other Securities	39.0

Total Investments	138.8
Other Assets and Liabilities, Net	(38.8)

	100.0

Futures Contracts	0.3

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

38	Special Growth Fund

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Russell Investment Company

Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Quantitative Equity Fund - Class S
	Total Return
1 Year	10.79%
5 Years	13.14	%§
10 Years	6.67	%§

Quantitative Equity Fund - Class E‡
	Total Return
1 Year	10.53%
5 Years	12.86	%§
10 Years	6.37	%§

Quantitative Equity Fund - Class C‡‡
	Total Return
1 Year	9.67%
5 Years	12.01	%§
10 Years	5.72	%§

Quantitative Equity Fund - Class A‡‡‡
	Total Return
1 Year	4.19%
5 Years	11.53	%§
10 Years	5.74	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

40	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Quantitative Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Quantitative Equity Fund Class A, Class C, Class E and Class S Shares gained 10.53%, 9.67%, 10.53% and 10.79%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ended October 31, 2007, the Lipper® Multi-Cap Core Funds Average returned 15.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers typically use a variety of quantitative investment models and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000 Index. Quantitative managers seek to find market factors, such as price/earnings, price momentum, earnings revisions and earnings surprise, which are predictive of positive excess returns over the long term. The market transition from value to growth over this fiscal year made for a difficult environment for quantitative strategies. During transitional markets, quantitative strategies must adjust their models to incorporate the new market data, often causing them to lag the market at the onset of the transition.

Over the fiscal year, price momentum and earnings revisions were the factors that were most rewarded by the market, while exposure to low price/earnings stocks was detrimental. This proved challenging for the Fund, as the Fund’s factor exposures were focused on valuation factors such as price/earnings and price/book, and less on momentum and earnings revisions.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The quantitative nature of the Fund, along with its valuation bias made this a difficult market environment for the Fund. The Fund’s focus on valuation factors such as price/book and earnings yield was detrimental to performance. Though the Fund was generally invested in sectors that outperformed, it held underperforming stocks in those sectors. Exposure to financial companies that had subprime mortgage holdings contributed to the Fund’s underperformance. The Fund’s performance was also hurt by weak stock selection in the consumer discretionary and heath care sectors.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark.

Aronson+Johnson+Ortiz, L.P. underperformed for the period due mainly to weak stock selection in the financial services and materials and processing sectors. Aronson suffered from holding financial companies such as Countrywide Financial Corp. due to subprime lending exposure. Its performance was also hurt by not holding some of the best performing stocks for the period, such as the fertilizer company, Mosaic and gaming company, Las Vegas Sands.

Franklin Portfolio Associates, LLC underperformed the benchmark for the period. Franklin had weak stock selection in the consumer discretionary, financial services and heath care sectors. Franklin’s exposure to low price/earnings stocks was detrimental; however, the momentum component of their model added marginally to returns.

Goldman Sachs Asset Management, L.P. underperformed the benchmark. Goldman also felt the effects of subprime lending exposure, and had negative stock selection in the financial services sector. Also showing weakness was their stock selection in the consumer discretionary and technology sectors.

Jacobs Levy Equity Management, Inc. was the only manager to outperform the benchmark over the fiscal year. Though Jacobs

Quantitative Equity Fund	41

Russell Investment Company

Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

also had weak stock selection in the consumer discretionary and technology sectors, they benefited from several short positions in the financial services sector. Additionally, an overweight to the materials and processing sector was beneficial.

Describe any changes to the Fund’s structure or the money manager line-up.

In April 2007, Aronson’s long-only mandate was changed to a limited long/short assignment. There were no changes to the manager line-up for the fiscal year ending October 31, 2007.

Money Managers as of October 31, 2007	Styles
Aronson+Johnson+Ortiz, LP	Market-Oriented
Franklin Portfolio Associates, LLC	Market-Oriented
Goldman Sachs Asset Management, L.P.	Market-Oriented
Jacobs Levy Equity Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The returns shown for Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to February 28, 2007. The returns shown for the Fund’s Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of the Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,028.30	$1,018.40
Expenses Paid During Period*	$6.90	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,024.20	$1,014.32
Expenses Paid During Period*	$11.02	$10.97

*	Expenses are equal to the Fund’s annualized expense ratio of 2.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,028.30	$1,018.10
Expenses Paid During Period*	$7.21	$7.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Quantitative Equity Fund	43

Russell Investment Company

Quantitative Equity Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,029.40	$1,019.36
Expenses Paid During Period*	$5.93	$5.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 106.5%
Auto and Transportation - 1.8%
Con-way, Inc.	23,800	1,014
Continental Airlines, Inc. Class A (Æ)	20,200	694
CSX Corp.	71,984	3,223
FedEx Corp. (Ú)	124,400	12,855
Ford Motor Co. (Æ)	488,600	4,334
Frontline, Ltd. (Ñ)	109,000	4,949
General Motors Corp.	242,600	9,507
JB Hunt Transport Services, Inc. (Ñ)	48,470	1,343
Landstar System, Inc.	18,100	762
Lear Corp. (Æ)	29,500	1,048
Norfolk Southern Corp.	144,200	7,448
Overseas Shipholding Group, Inc. (Ñ)	73,169	5,444
TRW Automotive Holdings Corp. (Æ)(Ñ)	59,100	1,755
Union Pacific Corp. (Ú)	163,800	20,973
United Parcel Service, Inc. Class B	102,900	7,728
US Airways Group, Inc. (Æ)	55,000	1,521

		84,598

Consumer Discretionary - 14.9%
Accenture, Ltd. Class A	603,810	23,579
Allied Waste Industries, Inc. (Æ)(Ñ)	219,700	2,777
Amazon.com, Inc. (Æ)(Ñ)(Ú)	186,300	16,609
American Greetings Corp. Class A (Ñ)	158,620	4,178
Apollo Group, Inc. Class A (Æ)	135,700	10,756
AutoNation, Inc. (Æ)(Ñ)	447,539	7,917
Autozone, Inc. (Æ)	4,600	572
Avis Budget Group, Inc. (Æ)	89,120	1,860
Avon Products, Inc.	191,000	7,827
Barnes & Noble, Inc.	81,700	3,157
Bed Bath & Beyond, Inc. (Æ)	238,800	8,105
Best Buy Co., Inc.	220,500	10,699
Big Lots, Inc. (Æ)(Ñ)	135,570	3,251
BJ’s Wholesale Club, Inc. (Æ)	63,000	2,260
Black & Decker Corp. (Ñ)	8,100	728
Brinker International, Inc.	91,900	2,333
Burger King Holdings, Inc.	26,100	690
Career Education Corp. (Æ)(Ñ)	13,500	483
Carnival Corp. (Ñ)	6,500	312
CBS Corp. Class B (Ñ)	600,509	17,235
Coach, Inc. (Æ)	313,600	11,465
Convergys Corp. (Æ)	82,600	1,514
Costco Wholesale Corp.	108,900	7,325
Darden Restaurants, Inc.	100,200	4,309
DeVry, Inc.	2,600	142
DIRECTV Group, Inc. (The) (Æ)(Ú)	1,460,400	38,671

	Principal Amount ($) or Shares	Market Value $
Dollar Tree Stores, Inc. (Æ)	9,600	368
DreamWorks Animation SKG, Inc. Class A (Æ)	46,700	1,521
eBay, Inc. (Æ)(Ú)	655,900	23,678
EchoStar Communications Corp. Class A (Æ)	300,900	14,732
Estee Lauder Cos., Inc. (The) Class A	255,100	11,199
Expedia, Inc. (Æ)(Ñ)	324,330	10,593
Family Dollar Stores, Inc. (Ñ)	148,400	3,762
Foot Locker, Inc.	125,400	1,867
GameStop Corp. Class A (Æ)	68,400	4,051
Gap, Inc. (The)	350,800	6,630
Gemstar-TV Guide International, Inc. (Æ)	1,159	8
Google, Inc. Class A (Æ)(Ú)	39,600	27,997
Guess ?, Inc.	14,000	719
Hasbro, Inc.	203,200	6,066
Hewitt Associates, Inc. Class A (Æ)	44,300	1,563
Home Depot, Inc.	132,000	4,159
Idearc, Inc. (Ñ)	12,800	345
Insight Enterprises, Inc. (Æ)	18,200	503
ITT Educational Services, Inc. (Æ)	72,140	9,176
Jack in the Box, Inc. (Æ)	22,400	703
Jarden Corp. (Æ)	22,000	781
JC Penney Co., Inc.	56,800	3,194
Kimberly-Clark Corp. (Ú)	190,300	13,490
Liberty Global, Inc. Class A (Æ)	215,200	8,447
Liberty Media Corp. - Capital Series A (Æ)	15,589	1,948
Live Nation, Inc. (Æ)	22,600	462
Manpower, Inc.	536,009	40,061
Marriott International, Inc. Class A	175,100	7,198
Mattel, Inc.	214,200	4,475
McDonald’s Corp. (Ú)	369,331	22,049
MSC Industrial Direct Co. Class A (Ñ)	29,200	1,422
News Corp. Class A	718,500	15,570
Nike, Inc. Class B	317,400	21,031
Office Depot, Inc. (Æ)	163,800	3,073
Omnicom Group, Inc.	136,600	6,964
RadioShack Corp. (Ñ)	89,410	1,844
Tech Data Corp. (Æ)	110,400	4,342
Time Warner, Inc. (Ú)	3,666,970	66,959
TJX Cos., Inc.	661,000	19,123
Toro Co.	3,400	189
VeriSign, Inc. (Æ)(Ñ)	73,200	2,495
Viacom, Inc. Class B (Æ)	98,500	4,067
Wal-Mart Stores, Inc. (Ú)	589,100	26,633
Walt Disney Co. (The)	1,855,630	64,260
Whirlpool Corp.	49,100	3,888

Quantitative Equity Fund	45

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Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Wyndham Worldwide Corp.	68,000	2,232
Wynn Resorts, Ltd. (Ñ)	78,850	12,729
Yum! Brands, Inc.	529,300	21,315

		698,635

Consumer Staples - 6.5%
Altria Group, Inc. (Ú)	142,000	10,356
Anheuser-Busch Cos., Inc.	228,500	11,717
Coca-Cola Co. (The)	302,340	18,673
Colgate-Palmolive Co. (Ú)	143,100	10,914
ConAgra Foods, Inc.	340,300	8,075
General Mills, Inc.	178,100	10,282
Hansen Natural Corp. (Ñ)	79,400	5,399
Kroger Co. (The)	1,849,079	54,344
Loews Corp. - Carolina Group	16,200	1,390
McCormick & Co., Inc.	23,300	816
Molson Coors Brewing Co. Class B	78,260	4,479
NBTY, Inc. (Æ)	200,700	7,145
Pepsi Bottling Group, Inc.	230,100	9,913
PepsiAmericas, Inc.	6,200	221
PepsiCo, Inc.	500,800	36,919
Procter & Gamble Co.	620,995	43,172
Safeway, Inc.	194,500	6,613
Smithfield Foods, Inc. (Æ)	36,200	1,038
SUPERVALU, Inc.	125,200	4,852
Sysco Corp.	698,900	23,965
Tyson Foods, Inc. Class A	473,980	7,489
Universal Corp.	4,000	195
UST, Inc. (Ñ)	170,020	9,065
Walgreen Co.	518,000	20,539

		307,571

Financial Services - 20.6%
ACE, Ltd.	157,300	9,534
Allied World Assurance Holdings, Ltd.	5,900	283
Allstate Corp. (The) (Ú)	350,800	18,382
AMB Property Corp. (ö)	10,500	686
AMBAC Financial Group, Inc. (Ñ)	42,234	1,555
American Financial Group, Inc.	24,800	742
American International Group, Inc. (Ú)	768,100	48,482
AmeriCredit Corp. (Æ)(Ñ)	60,640	856
Ameriprise Financial, Inc.	381,940	24,055
AON Corp.	225,400	10,215
Arch Capital Group, Ltd. (Æ)	36,000	2,692
Arthur J Gallagher & Co.	45,100	1,200
Ashford Hospitality Trust, Inc. (ö)	87,700	863
Automatic Data Processing, Inc.	423,200	20,974
AvalonBay Communities, Inc. (ö)	31,550	3,870

	Principal Amount ($) or Shares	Market Value $
Axis Capital Holdings, Ltd.	79,900	3,175
Bank of America Corp. (Ú)	1,136,222	54,857
Bank of New York Mellon Corp. (The) (Ú)	362,204	17,694
BB&T Corp.	4,800	177
Boston Properties, Inc. (ö)	14,250	1,544
Camden Property Trust (ö)	15,000	935
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	359,600	8,767
CBL & Associates Properties, Inc. (ö)	24,700	818
Charles Schwab Corp. (The)	361,800	8,408
Chubb Corp.	268,700	14,335
Cigna Corp.	369,310	19,385
Cincinnati Financial Corp. (Ñ)	144,627	5,753
Citigroup, Inc. (Ú)	2,071,500	86,796
CME Group, Inc. Class A	4,050	2,698
CNA Financial Corp. (Ñ)	53,900	2,136
Comerica, Inc.	176,400	8,234
Discover Financial Services	31,766	613
Duke Realty Corp. (ö)	21,600	694
Dun & Bradstreet Corp.	69,500	6,731
East West Bancorp, Inc.	12,000	405
Endurance Specialty Holdings, Ltd.	23,400	918
Everest Re Group, Ltd.	2,700	288
Federal Realty Investors Trust (ö)	17,600	1,553
Federated Investors, Inc. Class B	2,700	116
Fifth Third Bancorp	381,100	11,921
First American Corp.	23,000	692
First Marblehead Corp. (The) (Ñ)	219,200	8,512
First Niagara Financial Group, Inc.	7,000	92
Franklin Resources, Inc.	82,700	10,725
General Growth Properties, Inc. (ö)	146,100	7,942
Genworth Financial, Inc. Class A	34,500	942
Goldman Sachs Group, Inc. (The) (Ú)	256,800	63,666
Hanover Insurance Group, Inc.	30,100	1,387
Hartford Financial Services Group, Inc. (Ú)	103,900	10,081
HCC Insurance Holdings, Inc. (Ñ)	150,500	4,498
Hospitality Properties Trust (ö)(Ñ)	193,605	7,667
Investment Technology Group, Inc. (Æ)	29,900	1,253
iStar Financial, Inc. (ö)(Ñ)	3,710	113
Jones Lang LaSalle, Inc.	24,000	2,288
JPMorgan Chase & Co. (Ú)	2,200,576	103,427
Keycorp	198,400	5,644
Legg Mason, Inc.	89,400	7,415
Lincoln National Corp.	214,400	13,372
Loews Corp.	287,810	14,129
Macerich Co. (The) (ö)	17,800	1,526

46	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mastercard, Inc. Class A (Ñ)	21,150	4,009
MBIA, Inc. (Ñ)	83,303	3,585
Merrill Lynch & Co., Inc. (Ú)	500,600	33,050
MetLife, Inc. (Ú)	121,000	8,331
MoneyGram International, Inc.	32,662	521
Moody’s Corp. (Ñ)	66,500	2,907
Morgan Stanley (Ú)	726,340	48,854
Morningstar, Inc. (Æ)	500	37
Nasdaq Stock Market, Inc. (The) (Æ)	67,300	3,143
Nationwide Financial Services	29,000	1,556
Northern Trust Corp.	127,100	9,559
Odyssey Re Holdings Corp.	14,700	547
Old Republic International Corp.	21,200	325
Potlatch Corp. (ö)(Ñ)	32,000	1,525
Principal Financial Group, Inc.	100,700	6,814
Prologis (ö)	188,241	13,504
Prudential Financial, Inc. (Ú)	227,400	21,994
Raymond James Financial, Inc.	38,000	1,415
Rayonier, Inc. (ö)(Ñ)	22,300	1,077
Regency Centers Corp. (ö)	3,900	279
Regions Financial Corp.	90,860	2,464
RenaissanceRe Holdings, Ltd.	56,000	3,267
Ryder System, Inc.	3,800	182
Safeco Corp.	158,100	9,154
Simon Property Group, Inc. (ö)	16,340	1,701
Sotheby’s Holdings Class A (Ñ)	63,600	3,445
StanCorp Financial Group, Inc.	6,800	375
State Street Corp. (Ú)	115,400	9,205
SunTrust Banks, Inc.	170,400	12,371
Taubman Centers, Inc. (ö)	5,100	300
Total System Services, Inc. (Ñ)	43,500	1,303
Travelers Cos., Inc. (The) (Ú)	499,695	26,089
Ventas, Inc. (ö)	29,800	1,278
Vornado Realty Trust (ö)	32,300	3,609
Wachovia Corp.	155,200	7,097
Washington Mutual, Inc. (Ñ)	368,700	10,279
Wells Fargo & Co.	701,750	23,867
Western Union Co. (The)	347,800	7,666
WR Berkley Corp.	95,675	2,879
XL Capital, Ltd. Class A	128,400	9,238

		967,512

Health Care - 13.5%
Aetna, Inc.	823,700	46,267
AMERIGROUP Corp. Class A (Æ)	30,700	1,074
AmerisourceBergen Corp. Class A	910,912	42,913
Amgen, Inc. (Æ)	105,520	6,132
Apria Healthcare Group, Inc. (Æ)(Ñ)	53,630	1,296

	Principal Amount ($) or Shares	Market Value $
Baxter International, Inc. (Ú)	464,100	27,851
Beckman Coulter, Inc.	35,700	2,528
Becton Dickinson & Co.	69,800	5,826
Biogen Idec, Inc. (Æ)	187,400	13,950
Boston Scientific Corp. (Æ)	42,600	591
Bristol-Myers Squibb Co. (Ú)	385,000	11,546
Cardinal Health, Inc.	276,500	18,810
Celgene Corp. (Æ)	106,800	7,049
Coventry Health Care, Inc. (Æ)	63,900	3,854
Dentsply International, Inc.	77,700	3,223
Edwards Lifesciences Corp. (Æ)	13,718	689
Eli Lilly & Co. (Ú)	286,600	15,519
Express Scripts, Inc. Class A (Æ)	279,800	17,655
Forest Laboratories, Inc. (Æ)	87,600	3,423
Gen-Probe, Inc. (Æ)	5,700	399
Genentech, Inc. (Æ)	71,400	5,293
Genzyme Corp. (Æ)	128,900	9,793
Gilead Sciences, Inc. (Æ)	496,100	22,915
Health Net, Inc. (Æ)	122,700	6,578
Healthspring, Inc. (Æ)	25,500	536
Hlth Corp. (Æ)(Ñ)	438,800	6,191
Humana, Inc. (Æ)	193,500	14,503
Invitrogen Corp. (Æ)	8,400	763
Johnson & Johnson (Ú)	1,180,750	76,949
Kinetic Concepts, Inc. (Æ)	28,000	1,683
King Pharmaceuticals, Inc. (Æ)	147,000	1,558
Lincare Holdings, Inc. (Æ)	61,800	2,149
McKesson Corp.	284,600	18,812
Medco Health Solutions, Inc. (Æ)	483,090	45,594
Medtronic, Inc. (Ú)	27,900	1,324
Merck & Co., Inc. (Ú)	329,260	19,183
Millennium Pharmaceuticals, Inc. (Æ)	57,290	677
Pfizer, Inc. (Ú)	3,694,680	90,926
Schering-Plough Corp. (Ú)	621,200	18,959
Stryker Corp.	4,200	298
UnitedHealth Group, Inc. (Ú)	473,800	23,287
Ventana Medical Systems, Inc. (Æ)	4,800	422
Watson Pharmaceuticals, Inc. Class B (Æ)	47,600	1,455
WellCare Health Plans, Inc. (Æ)(Ñ)	900	22
WellPoint, Inc. (Æ)(Ú)	243,900	19,324
Wyeth	27,700	1,347
Zimmer Holdings, Inc. (Æ)	216,300	15,031

		636,167

Integrated Oils - 6.8%
Chevron Corp. (Ú)	852,010	77,967
ConocoPhillips	360,100	30,594

Quantitative Equity Fund	47

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Exxon Mobil Corp. (Ú)	1,674,318	154,021
Hess Corp.	228,900	16,392
Marathon Oil Corp. (Ú)	378,400	22,375
Murphy Oil Corp.	127,300	9,373
Occidental Petroleum Corp.	117,700	8,127

		318,849

Materials and Processing - 5.9%
AK Steel Holding Corp. (Æ)	99,900	5,008
Albemarle Corp.	70,900	3,386
American Standard Cos., Inc.	113,253	4,221
Archer-Daniels-Midland Co.	87,400	3,127
Armstrong World Industries, Inc. (Æ)(Ñ)	5,000	205
Ashland, Inc. (Ñ)	191,700	11,257
Avery Dennison Corp.	29,400	1,702
Celanese Corp. Class A	87,950	3,690
CF Industries Holdings, Inc.	37,400	3,287
Cleveland-Cliffs, Inc. (Ñ)	4,800	459
Commercial Metals Co.	95,300	2,991
Crown Holdings, Inc. (Æ)	157,500	3,906
Domtar Corp. (Æ)(Ñ)	15,142	130
Dow Chemical Co. (The) (Ú)	465,042	20,945
Eastman Chemical Co.	45,900	3,056
EI Du Pont de Nemours & Co. (Ú)	179,500	8,887
EMCOR Group, Inc. (Æ)	61,500	2,117
Energizer Holdings, Inc. (Æ)	135,170	14,098
Fluor Corp.	56,800	8,974
FMC Corp.	200	12
Freeport-McMoRan Copper & Gold, Inc. Class B	213,150	25,084
Granite Construction, Inc.	19,500	835
Greif, Inc. Class A	19,000	1,208
International Paper Co.	471,100	17,412
Jacobs Engineering Group, Inc. (Æ)	75,600	6,589
KBR, Inc. (Æ)	62,900	2,697
Lennox International, Inc.	8,400	300
McDermott International, Inc. (Æ)	123,000	7,510
Minerals Technologies, Inc.	7,400	520
Monsanto Co. (Ú)	91,100	8,894
Mosaic Co. (The) (Æ)(Ñ)	21,000	1,466
Newmont Mining Corp.	5,660	288
Nucor Corp.	156,000	9,675
Olin Corp.	4,600	105
Owens-Illinois, Inc. (Æ)	7,500	333
Pactiv Corp. (Æ)	198,600	5,456
Perini Corp. (Æ)	24,800	1,422
PPG Industries, Inc.	134,700	10,067

	Principal Amount ($) or Shares	Market Value $
Precision Castparts Corp.	120,750	18,090
Sealed Air Corp. (Ñ)	56,100	1,399
Sherwin-Williams Co. (The)	385,800	24,660
Southern Copper Corp. (Ñ)	104,950	14,662
Terra Industries, Inc. (Æ)(Ñ)	32,000	1,180
Timken Co.	52,300	1,740
United States Steel Corp.	109,950	11,864
URS Corp. (Æ)	29,200	1,805
Worthington Industries, Inc.	16,000	400

		277,119

Miscellaneous - 2.6%
3M Co.	138,000	11,918
Brunswick Corp.	98,700	2,202
Eaton Corp.	97,700	9,045
Foster Wheeler, Ltd. (Æ)	75,700	11,223
General Electric Co. (Ú)	1,276,520	52,542
Honeywell International, Inc. (Ú)	244,500	14,770
ITT Corp.	83,300	5,574
SPX Corp.	75,420	7,640
Teleflex, Inc.	29,200	2,138
Textron, Inc.	75,600	5,232
Tyco International, Ltd.	52,200	2,149

		124,433

Other Energy - 6.0%
Anadarko Petroleum Corp. (Ñ)	68,400	4,037
Apache Corp.	114,500	11,886
Atwood Oceanics, Inc. (Æ)	4,700	396
Chesapeake Energy Corp. (Ñ)	348,300	13,751
Cimarex Energy Co.	5,200	211
Delek US Holdings, Inc.	10,300	247
Devon Energy Corp.	160,390	14,980
Dresser-Rand Group, Inc. (Æ)	21,400	828
Dynegy, Inc. Class A (Æ)	4,230	39
ENSCO International, Inc.	11,100	616
FMC Technologies, Inc. (Æ)	56,000	3,395
Frontier Oil Corp.	126,800	5,806
Global Industries, Ltd. (Æ)	201,700	4,966
GlobalSantaFe Corp. (Ñ)	35,100	2,844
Halliburton Co. (Ú)	1,159,400	45,704
Holly Corp.	157,700	9,904
Nabors Industries, Ltd. (Æ)	81,700	2,294
National Oilwell Varco, Inc. (Æ)	338,600	24,799
Noble Corp.	71,200	3,770
Noble Energy, Inc.	155,500	11,902
NRG Energy, Inc. (Æ)(Ñ)	106,200	4,849
Patterson-UTI Energy, Inc. (Ñ)	144,400	2,879

48	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pioneer Natural Resources Co.	2,200	112
Plains Exploration & Production Co. (Æ)(Ñ)	1,400	71
Pogo Producing Co.	1,500	89
Reliant Energy, Inc. (Æ)	515,000	14,173
SEACOR Holdings, Inc. (Æ)(Ñ)	34,900	3,199
Smith International, Inc.	16,500	1,090
St. Mary Land & Exploration Co.	30,500	1,292
Sunoco, Inc.	209,200	15,397
Superior Energy Services, Inc. (Æ)	63,600	2,358
Tesoro Corp.	363,800	22,021
Unit Corp. (Æ)	42,400	2,025
Valero Energy Corp. (Ú)	394,900	27,813
Western Refining, Inc. (Ñ)	184,100	6,753
XTO Energy, Inc.	229,400	15,228

		281,724

Producer Durables - 7.1%
AGCO Corp. (Æ)	197,460	11,784
Applied Materials, Inc.	2,047,900	39,770
Boeing Co. (Ú)	295,400	29,124
Caterpillar, Inc. (Ú)	297,800	22,219
Crane Co.	10,500	498
Cummins, Inc.	97,462	11,692
Emerson Electric Co.	5,700	298
Gardner Denver, Inc. (Æ)	45,400	1,640
General Cable Corp. (Æ)(Ñ)	7,000	504
Herman Miller, Inc.	7,600	207
HNI Corp. (Ñ)	34,700	1,505
Hubbell, Inc. Class B	3,600	198
Ingersoll-Rand Co., Ltd. Class A	13,200	665
KIA-Tencor Corp.	72,000	3,791
Lexmark International, Inc. Class A (Æ)(Ñ)	100,670	4,227
Lockheed Martin Corp. (Ú)	561,160	61,750
Manitowoc Co., Inc. (The)	121,200	5,970
Mettler Toledo International, Inc. (Æ)	14,300	1,521
Molex, Inc.	85,200	2,433
Northrop Grumman Corp.	698,175	58,381
Novellus Systems, Inc. (Æ)(Ñ)	138,700	3,940
Parker Hannifin Corp.	76,950	6,184
Raytheon Co.	322,290	20,501
Rockwell Collins, Inc.	28,000	2,095
Steelcase, Inc. Class A	72,100	1,288
Thomas & Betts Corp. (Æ)	40,600	2,274
United Technologies Corp. (Ú)	151,100	11,573
W.W. Grainger, Inc.	2,200	198
Waters Corp. (Æ)	63,050	4,854
Xerox Corp. (Æ)	1,260,000	21,974

		333,058

	Principal Amount ($) or Shares	Market Value $
Technology - 15.3%
ADC Telecommunications, Inc. (Æ)	65,200	1,219
Analog Devices, Inc.	70,200	2,349
Apple, Inc. (Æ)	208,800	39,662
Applera Corp. - Applied Biosystems Group	105,889	3,933
Arrow Electronics, Inc. (Æ)	86,600	3,462
Atmel Corp. (Æ)	179,400	877
Autodesk, Inc. (Æ)	183,200	8,959
Avnet, Inc. (Æ)	555,990	23,196
Blue Coat Systems, Inc. (Æ)	19,200	779
BMC Software, Inc. (Æ)	156,900	5,310
Brocade Communications Systems, Inc. (Æ)	99,200	943
Cadence Design Systems, Inc. (Æ)	4,700	92
Cisco Systems, Inc. (Æ)	1,226,870	40,560
Computer Sciences Corp. (Æ)	237,029	13,840
Compuware Corp. (Æ)	90,300	903
Corning, Inc. (Ú)	376,100	9,128
Dell, Inc. (Æ)(Ú)	798,900	24,446
Electronic Data Systems Corp.	272,700	5,888
EMC Corp. (Æ)(Ñ)	180,300	4,578
First Solar, Inc. (Æ)	9,400	1,493
Garmin, Ltd.	132,150	14,193
Harris Corp.	128,000	7,752
Hewlett-Packard Co. (Ú)	1,007,140	52,049
Ingram Micro, Inc. Class A (Æ)	169,300	3,596
Intel Corp. (Ú)	1,069,690	28,775
International Business Machines Corp. (Ú)	297,500	34,546
Intuit, Inc. (Æ)	124,500	4,005
Juniper Networks, Inc. (Æ)	647,900	23,324
L-3 Communications Holdings, Inc.	77,300	8,475
LSI Corp. (Æ)	226,000	1,492
Maxim Integrated Products, Inc.	17,700	480
McAfee, Inc. (Æ)	80,400	3,325
MEMC Electronic Materials, Inc. (Æ)	45,300	3,317
Microsoft Corp. (Ú)	3,239,540	119,247
National Instruments Corp.	22,600	733
National Semiconductor Corp.	66,300	1,667
NCR Corp. (Æ)	39,000	1,076
Novell, Inc. (Æ)	79,800	598
Nvidia Corp.	427,550	15,127
Oracle Corp. (Æ)(Ú)	2,935,600	65,082
PerkinElmer, Inc.	17,800	490
Qualcomm, Inc. (Ú)	652,100	27,864
Rockwell Automation, Inc.	121,900	8,396
SanDisk Corp. (Æ)	89,700	3,983
Sanmina-SCI Corp. (Æ)	227,700	503

Quantitative Equity Fund	49

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Seagate Technology, Inc. (Æ)	67,668	—
Sun Microsystems, Inc. (Æ)	1,141,700	6,519
Symantec Corp. (Æ)	2,049,530	38,490
Synopsys, Inc. (Æ)	254,751	7,199
Texas Instruments, Inc.	975,180	31,791
Tyco Electronics, Ltd.	239,100	8,529
Unisys Corp. (Æ)	232,800	1,415
Vishay Intertechnology, Inc. (Æ)	74,900	943
Western Digital Corp. (Æ)	104,100	2,698

		719,296

Utilities - 5.5%
AES Corp. (The) (Æ)	324,600	6,950
AGL Resources, Inc.	19,300	763
Alliant Energy Corp.	12,400	496
Alltel Corp.	20,480	1,457
AT&T, Inc.	827,499	34,581
Centerpoint Energy, Inc. (Ñ)	200,400	3,359
CenturyTel, Inc.	201,520	8,877
Constellation Energy Group, Inc.	146,300	13,855
DTE Energy Co.	8,200	407
Duke Energy Corp.	1,227,540	23,532
Edison International	216,841	12,609
Embarq Corp. (Ñ)	190,800	10,097
FirstEnergy Corp.	155,600	10,845
Mirant Corp. (Æ)	86,300	3,656
Oneok, Inc.	26,910	1,344
PG&E Corp. (Ñ)	704,910	34,491
Public Service Enterprise Group, Inc.	124,400	11,893
Qwest Communications International, Inc. (Æ)(Ñ)	1,871,900	13,440
SCANA Corp. (Ñ)	37,200	1,510
Sprint Nextel Corp.	1,457,570	24,924
Verizon Communications, Inc. (Ú)	800,386	36,873

		255,959

Total Common Stocks
(cost $4,352,477)		5,004,921

Short-Term Investments - 4.5%
Russell Investment Company Money Market Fund	199,929,000	199,929
United States Treasury Bills (ç)(ž)(§) 3.650% due 12/20/07	10,000	9,951

Total Short-Term Investments
(cost $209,880)		209,880

	Principal Amount ($) or Shares	Market Value $
Other Securities - 3.5%
Russell Investment Company Money Market Fund (×)	38,841,978	38,842
State Street Securities Lending Quality Trust (×)	126,707,534	126,708

Total Other Securities
(cost $165,550)		165,550

Total Investments - 114.5%
(identified cost $4,727,907)		5,380,351

Securities Sold Short - (10.8%)
Auto and Transportation - (0.4%)
CH Robinson Worldwide, Inc.	(90,900)	(4,538)
Expeditors International Washington, Inc.	(192,800)	(9,765)
Gentex Corp.	(143,000)	(2,972)
JB Hunt Transport Services, Inc.	(25,300)	(701)

		(17,976)

Consumer Discretionary - (2.1%)
Bare Escentuals, Inc. (Æ)	(52,000)	(1,284)
Coldwater Creek, Inc. (Æ)	(38,800)	(347)
CoStar Group, Inc. (Æ)	(13,300)	(765)
CROCS, Inc. (Æ)	(69,800)	(5,218)
Electronic Arts, Inc. (Æ)	(168,500)	(10,299)
Fastenal Co.	(117,900)	(5,244)
JC Penney Co., Inc.	(120,300)	(6,766)
Lamar Advertising Co. Class A	(87,700)	(4,688)
Las Vegas Sands Corp. (Æ)	(74,900)	(9,968)
Liberty Global, Inc. Class A (Æ)	(59,500)	(2,335)
Limited Brands, Inc.	(379,695)	(8,357)
LKQ Corp. (Æ)	(68,700)	(2,649)
Mattel, Inc.	(304,500)	(6,361)
MGM Mirage (Æ)	(98,700)	(9,042)
MSC Industrial Direct Co. Class A	(28,538)	(1,390)
Nordstrom, Inc.	(211,100)	(8,326)
RH Donnelley Corp. (Æ)	(64,700)	(3,549)
RR Donnelley & Sons Co.	(96,200)	(3,876)
Scientific Games Corp. Class A (Æ)	(58,400)	(2,111)
Service Corp. International	(183,500)	(2,655)
Urban Outfitters, Inc. (Æ)	(99,000)	(2,502)
Virgin Media, Inc.	(12,300)	(272)
Warner Music Group Corp.	(16,800)	(171)

		(98,175)

50	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Consumer Staples - (0.5%)
Brown-Forman Corp. Class B	(113,600)	(8,404)
Clorox Co.	(63,100)	(3,948)
Hershey Co. (The)	(203,300)	(8,764)
Kraft Foods, Inc. Class A	(121,100)	(4,046)
Reynolds American, Inc.	(8,700)	(561)

		(25,723)

Financial Services - (1.5%)
Affiliated Managers Group, Inc. (Æ)	(32,700)	(4,302)
AMBAC Financial Group, Inc.	(77,500)	(2,854)
Annaly Capital Management, Inc. (ö)	(187,200)	(3,199)
Bear Stearns Cos., Inc. (The)	(106,600)	(12,110)
Capitol Federal Financial	(12,428)	(411)
Countrywide Financial Corp.	(287,000)	(4,454)
Federal National Mortgage Association	(6,400)	(365)
Fidelity National Information Services, Inc.	(11,000)	(507)
IntercontinentalExchange, Inc. (Æ)	(14,800)	(2,637)
KKR Financial Holdings LLC	(28,100)	(439)
MBIA, Inc.	(213,300)	(9,180)
MGIC Investment Corp.	(109,600)	(2,122)
Moody’s Corp.	(187,700)	(8,206)
New York Community Bancorp, Inc.	(119,800)	(2,230)
Plum Creek Timber Co., Inc. (ö)	(97,500)	(4,355)
PMI Group, Inc. (The) (Ñ)	(106,500)	(1,707)
Radian Group, Inc.	(93,900)	(1,182)
State Street Corp.	(132,800)	(10,594)

		(70,854)

Health Care - (1.1%)
Affymetrix, Inc. (Æ)	(50,300)	(1,281)
Alexion Pharmaceuticals, Inc. (Æ)	(21,800)	(1,668)
Amylin Pharmaceuticals, Inc. (Æ)	(106,500)	(4,795)
BioMarin Pharmaceuticals, Inc. (Æ)	(34,900)	(968)
Celgene Corp. (Æ)	(58,600)	(3,868)
Cephalon, Inc. (Æ)	(53,600)	(3,952)
Cerner Corp. (Æ)	(51,500)	(3,067)
Chattem, Inc. (Æ)	(11,700)	(869)
Hologic, Inc. (Æ)	(10,400)	(706)
Humana, Inc. (Æ)	(62,100)	(4,654)
Inverness Medical Innovations, Inc. (Æ)	(16,700)	(1,004)
Millipore Corp. (Æ)	(33,600)	(2,609)
Myriad Genetics, Inc. (Æ)	(22,900)	(1,268)
NuVasive, Inc. (Æ)	(42,100)	(1,801)
Quest Diagnostics, Inc.	(221,500)	(11,779)
Stericycle, Inc. (Æ)	(23,100)	(1,347)

	Principal Amount ($) or Shares	Market Value $
Stryker Corp.	(78,500)	(5,574)
Techne Corp. (Æ)	(8,900)	(581)
Tenet Healthcare Corp. (Æ)	(354,100)	(1,243)

		(53,034)

Materials and Processing - (0.5%)
Alcoa, Inc.	(210,700)	(8,342)
Louisiana-Pacific Corp.	(80,800)	(1,330)
Martin Marietta Materials, Inc.	(41,300)	(5,342)
Mosaic Co. (The) (Æ)	(139,800)	(9,758)

		(24,772)

Miscellaneous - (0.3%)
Fortune Brands, Inc.	(105,200)	(8,813)
Foster Wheeler, Ltd. (Æ)	(40,400)	(5,989)

		(14,802)

Other Energy - (1.9%)
Arch Coal, Inc.	(144,500)	(5,924)
Arena Resources, Inc. (Æ)	(22,400)	(818)
Baker Hughes, Inc.	(99,200)	(8,603)
Berry Petroleum Co. Class A	(3,100)	(151)
Bill Barrett Corp. (Æ)	(23,800)	(1,114)
Carrizo Oil & Gas, Inc. (Æ)	(11,100)	(570)
CNX Gas Corp. (Æ)	(14,200)	(453)
Denbury Resources, Inc. (Æ)	(50,000)	(2,830)
Diamond Offshore Drilling, Inc.	(71,900)	(8,141)
Encore Acquisition Co. (Æ)	(21,700)	(796)
EOG Resources, Inc.	(114,000)	(10,100)
Equitable Resources, Inc.	(98,500)	(5,548)
EXCO Resources, Inc. (Æ)	(100,400)	(1,695)
Hercules Offshore, Inc. (Æ)	(26,400)	(714)
Peabody Energy Corp.	(230,900)	(12,873)
Quicksilver Resources, Inc. (Æ)	(38,900)	(2,217)
Range Resources Corp.	(85,800)	(3,855)
Schlumberger, Ltd.	(84,400)	(8,151)
Southwestern Energy Co. (Æ)	(68,100)	(3,523)
Whiting Petroleum Corp. (Æ)	(18,000)	(973)
Williams Cos., Inc.	(214,800)	(7,838)
XTO Energy, Inc.	(64,300)	(4,268)

		(91,155)

Producer Durables - (0.7%)
ACCO Brands Corp. (Æ)	(27,900)	(598)
Briggs & Stratton Corp.	(71,400)	(1,607)
Bucyrus International, Inc. Class A	(16,100)	(1,328)
Centex Corp.	(114,200)	(2,862)
DR Horton, Inc.	(333,900)	(4,237)

Quantitative Equity Fund	51

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Itron, Inc. (Æ)	(6,700)	(720)
KB Home	(125,500)	(3,469)
KIA-Tencor Corp.	(85,300)	(4,491)
Lennar Corp. Class A	(97,400)	(2,226)
Ryland Group, Inc.	(54,200)	(1,541)
SBA Communications Corp. Class A (Æ)	(28,700)	(1,022)
Terex Corp. (Æ)	(89,000)	(6,606)

		(30,707)

Technology - (0.8%)
Advanced Micro Devices, Inc. (Æ)	(289,700)	(3,789)
Cognizant Technology Solutions Corp. Class A (Æ)	(203,600)	(8,441)
EMC Corp. (Æ)	(173,000)	(4,392)
Equinix, Inc. (Æ)	(2,500)	(292)
Micron Technology, Inc. (Æ)	(617,100)	(6,486)
Network Appliance, Inc. (Æ)	(312,100)	(9,828)
Nuance Communications, Inc. (Æ)	(19,300)	(427)
SanDisk Corp. (Æ)	(62,200)	(2,762)
VeriFone Holdings, Inc. (Æ)	(18,761)	(927)

		(37,344)

Utilities - (1.0%)
Consolidated Edison, Inc.	(168,300)	(7,925)
DPL, Inc.	(174,887)	(5,079)
Embarq Corp.	(107,900)	(5,710)
Hawaiian Electric Industries, Inc.	(40,200)	(933)
ITC Holdings Corp.	(45,800)	(2,622)
Level 3 Communications, Inc. (Æ)	(1,070,100)	(3,242)
National Fuel Gas Co.	(75,100)	(3,642)
NeuStar, Inc. Class A (Æ)	(70,800)	(2,421)
NII Holdings, Inc. (Æ)	(105,500)	(6,119)
Progress Energy, Inc.	(74,300)	(3,566)
Southern Co.	(106,500)	(3,904)

		(45,163)

Total Securities Sold Short
(proceeds $496,487)		(509,705)

Other Assets and Liabilities, Net - (3.7%)		(173,255)

Net Assets - 100.0%		4,697,391

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/07 (49)	USD	20,766	872

Russell 1000 Mini Index (CME) expiration date 12/07 (21)	USD	1,780	74

S&P 500 E-Mini Index (CME) expiration date 12/07 (810)	USD	62,973	1,159

S&P 500 Index (CME) expiration date 12/07 (125)	USD	48,591	722

S&P Midcap 400 E-Mini Index (CME) expiration date 12/07 (840)	USD	76,616	2,371

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			5,198

See accompanying notes which are an integral part of the financial statements.

52	Quantitative Equity Fund

Russell Investment Company

Quantitative Equity Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	1.8
Consumer Discretionary	14.9
Consumer Staples	6.5
Financial Services	20.6
Health Care	13.5
Integrated Oils	6.8
Materials and Processing	5.9
Miscellaneous	2.6
Other Energy	6.0
Producer Durables	7.1
Technology	15.3
Utilities	5.5
Short-Term Investments	4.5
Other Securities	3.5

Total Investments	114.5
Securities Sold Short	(10.8)
Other Assets and Liabilities, Net	(3.7)

100.0

Futures Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

Quantitative Equity Fund	53

Russell Investment Company

International Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

International Securities Fund - Class S
	Total Return
1 Year	28.30%
5 Years	22.81	%§
10 Years	8.92	%§

International Securities Fund - Class E‡
	Total Return
1 Year	27.98%
5 Years	22.52	%§
10 Years	8.64	%§

International Securities Fund - Class C‡‡
	Total Return
1 Year	27.02%
5 Years	21.59	%§
10 Years	7.92	%§

International Securities Fund - Class A‡‡‡
	Total Return
1 Year	20.57%
5 Years	21.06	%§
10 Years	7.99	%§

MSCI EAFE® Index**
	Total Return
1 Year	24.91%
5 Years	23.21	%§
10 Years	9.26	%§

54	International Securities Fund

Russell Investment Company

International Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The International Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the International Securities Fund Class A, Class C, Class E and Class S Shares gained 27.94%, 27.02%, 27.98% and 28.30%, respectively. This compared to the MSCI EAFE® Index Net (USD), which gained 24.91% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ending October 31, 2007, the Lipper® International Multi Cap-Core Funds Average returned 27.67%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Improving trends for growth stocks in the second half of the fiscal year proved an important change contributing to the Fund’s outperformance in the period. Portfolio characteristics continued to demonstrate throughout the period the Fund’s money managers’ expectations of an imminent rotation in market leadership to growth-driven stocks. This positioning proved very effective in capturing the market’s rotation to growth mid-way through the fiscal year. In addition, the Fund money managers’ regional positioning, though generally attributable to bottom up stock selection decisions, further leveraged these trends with significant gains from emerging markets exposure and the Fund’s underweighted position in Japan. The chief contributors in this regard were Axiom International Investors LLC, Wellington Management Company, LLP, Marsico Capital Management, LLC, and UBS Global Asset Management (Americas) Inc.

These money managers’ focus on high growth and momentum-driven stocks provided significant gains versus the Fund’s benchmark, particularly in the latter half of the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s multi-style discipline provided a critical risk control in the period given the extreme variability in style leadership from the first half to the second half of the fiscal year. Stock selection made the largest contribution to the Fund’s performance in the period. Early in the year, the strongest gains came from the Fund’s value managers, particularly AllianceBernstein L.P. and Mondrian Investment Partners Ltd. In the latter half of the year, the Fund’s growth managers, particularly Marsico Capital Management, LLC, Axiom International Investors LLC, Wellington Management Company, LLP, and UBS Global Asset Management (Americas) Inc. were most successful. Sector allocation also contributed positively to performance with a material underweight of the financial sector proving critical to avoiding some of the weakness tied to developments in the subprime lending market in the U.S.

Many of the Fund’s best stock performers came from non-benchmark holdings. Research in Motion (RIM), the Canadian-based producer of the Blackberry handheld device, was a strong performer. Its products continued to take market share in a rapidly growing market segment. The success of its consumer-oriented products added to its strong position in the business sector. The stock was held throughout the period by Wellington, Axiom and Marsico also benefited from their holding of RIM.

At the regional level, stock selection was particularly effective in Japan. The Fund’s top stock contributor was video game maker Nintendo. However, avoidance of some of the weaker segments of the Japanese market was as critical and the Fund was effectively positioned. Emerging markets exposure was also a significant contributor to Fund performance. Mexican wireless telecommunications company, America Movil, China Construction Bank and Banca Itau in Brazil posted sizable gains. Regional exposures also had important implications for the currency effects on Fund performance. While every major currency appreciated against the U.S. dollar in the period, the Fund’s overweightings of stronger currencies, particularly the Euro and Canadian dollar provided another source of gain to the U.S. dollar performance of the Fund.

Despite a difficult environment through the first half of the fiscal year, growth managers produced significant benchmark-relative gains over the entire period with especially strong gains in September. Axiom was the best performer for the entire

International Securities Fund	55

Russell Investment Company

International Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

period. Marsico, added to the Fund in November 2006, UBS, added to the Fund in July 2007, and Wellington also had strong performance. Among the remaining managers, MFS Institutional Advisors, Inc.’s focus on high quality, consistent growth companies was a less effective strategy for the year. Among the value managers in the Fund, AllianceBernstein L.P. and Mondrian Investment Partners Limited performed well in the period but lost ground as market leadership shifted to growth. Mondrian performed slightly better due to its underweight to Japan.

Describe any changes to the Fund’s structure or the money manager line-up.

Four changes were made to the Fund’s money manager line-up in the year. In November of 2006, the Fund hired Marsico to replace Fidelity Management & Research Company. Nicholas-Applegate Capital Management, LLC was hired to replace Marvin & Palmer Associates, Inc. in March 2007. Altrinsic Global Advisors, LLC was hired to replace The Boston Company Asset Management, LLC in June 2007. Finally, in July 2007, UBS Global Asset Management (Americas), Inc. was hired to replace Nicholas-Applegate after the portfolio management team at Nicholas-Applegate was lifted out by UBS.

Money Managers as of October 31, 2007	Styles
AllianceBernstein L.P.	Value
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors LLC	Growth
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Market-Oriented
Mondrian Investment Partners Ltd.	Value
UBS Global Asset Management (Americas) Inc.	Growth
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

‡	The returns shown for Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to February 28, 2007. The returns shown for the Fund’s Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of the Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

56	International Securities Fund

Russell Investment Company

International Securities Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,122.10	$1,017.90
Expenses Paid During Period*	$7.76	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,117.80	$1,014.06
Expenses Paid During Period*	$11.80	$11.22

*	Expenses are equal to the Fund’s annualized expense ratio of 2.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,122.20	$1,017.85
Expenses Paid During Period*	$7.81	$7.43

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Securities Fund	57

Russell Investment Company

International Securities Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,123.50	$1,019.11
Expenses Paid During Period*	$6.48	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

58	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.5%
Australia - 4.1%
Adelaide Brighton, Ltd.	6,461	22
AGL Energy, Ltd.	14,745	167
Amcor, Ltd.	1,044,268	6,857
AMP, Ltd.	301,050	2,874
Ansell, Ltd.	42,124	488
APN News & Media, Ltd. (Ñ)	9,165	46
Asciano Group (Æ)(Ñ)	8,459	67
ASX, Ltd.	6,220	336
Australia & New Zealand Banking Group, Ltd. (Ñ)	70,293	1,984
Babcock & Brown Infrastructure Group (Ñ)	11,870	18
Babcock & Brown Power (Ñ)	10,559	32
Babcock & Brown Wind Partners (Ñ)	4,104	7
BHP Billiton, Ltd. (Ñ)	260,300	11,330
Brambles, Ltd.	483,225	6,436
Caltex Australia, Ltd.	34,628	697
Centro Properties Group	37,194	245
CFS Retail Property Trust (Ñ)	12,126	28
Challenger Financial Services Group, Ltd.	64,904	387
Coca-Cola Amatil, Ltd.	109,951	1,052
Coles Group, Ltd.	36,442	551
Commonwealth Bank of Australia	44,737	2,582
CSL, Ltd.	648,525	22,047
CSR, Ltd. (Ñ)	73,390	234
David Jones, Ltd. (Ñ)	36,449	170
DB RREEF Trust (Ñ)	140,434	275
Fairfax Media, Ltd. (Ñ)	36,993	164
Foster’s Group, Ltd.	2,150,399	12,840
Futuris Corp., Ltd. (Ñ)	56,975	113
Goodman Group (Ñ)	37,483	243
GPT Group	70,782	308
Incitec Pivot, Ltd. (Ñ)	57,406	4,755
ING Industrial Fund (Ñ)	6,473	17
Insurance Australia Group, Ltd. (Ñ)	75,414	332
Leighton Holdings, Ltd. (Ñ)	16,167	952
Lend Lease Corp., Ltd.	6,121	115
Macquarie Airports (Ñ)	978,560	4,018
Macquarie Bank, Ltd. (Ñ)	63,372	5,017
Macquarie Infrastructure Group (Ñ)	826,340	2,452
Macquarie Office Trust	16,086	25
Minara Resources, Ltd. (Ñ)	14,521	89
Mirvac Group	20,535	112
Multiplex Group	17,784	83
National Australia Bank, Ltd. (Ñ)	1,071,728	43,369

	Principal Amount ($) or Shares	Market Value $
Orica, Ltd. (Ñ)	10,496	305
Oxiana, Ltd. (Ñ)	275,700	1,096
Pacific Brands, Ltd.	268,750	877
Qantas Airways, Ltd.	184,255	1,020
QBE Insurance Group, Ltd.	208,203	6,350
Rio Tinto, Ltd. (Ñ)	47,910	4,976
Santos, Ltd. (Ñ)	64,201	850
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	34,800	—
Stockland (Ñ)	52,119	438
Suncorp-Metway, Ltd.	71,747	1,363
Symbion Health, Ltd. (Ñ)	19,028	72
TABCORP Holdings, Ltd. (Ñ)	4,937	72
Tattersall’s, Ltd. (Ñ)	45,428	178
Telstra Corp., Ltd. (Ñ)	3,836,525	16,817
Telstra Corp., Ltd.	27,307	82
Wesfarmers, Ltd. (Ñ)	175,635	7,253
Westfield Group (Ñ)	64,533	1,320
Westpac Banking Corp.	69,713	1,998
Woolworths, Ltd.	25,777	809
Zinifex, Ltd. (Ñ)	305,385	4,866

		184,678

Austria - 0.6%
Erste Bank der Oesterreichischen Sparkassen AG (Ñ)	257,960	21,054
Voestalpine AG	61,600	5,563

		26,617

Belgium - 0.7%
Belgacom SA	24,618	1,180
D’ieteren SA	263	114
Delhaize Group	6,824	648
Fortis	389,475	12,503
Fortis (Ñ)	329,536	10,575
Fortis (Æ)(Ñ)	258,444	4
InBev NV (Ñ)	47,272	4,469
Nationale A Portefeuille	1,709	122
Omega Pharma SA	982	66
Solvay SA	8,397	1,279

		30,960

Bermuda - 0.9%
Aquarius Platinum, Ltd.	68,894	2,645
Benfield Group, Ltd. (Ñ)	584,435	3,707
Bunge, Ltd.	29,900	3,444
Catlin Group, Ltd.	28,036	294
CNPC Hong Kong, Ltd.	230,000	191
Credicorp, Ltd.	45,100	3,352

International Securities Fund	59

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International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Esprit Holdings, Ltd.	345,900	5,882
Guoco Group, Ltd.	10,000	154
Jardine Matheson Holdings, Ltd.	176,100	5,390
Jardine Strategic Holdings, Ltd.	7,500	125
Li & Fung, Ltd.	778,800	3,688
Noble Group, Ltd.	90,000	150
Orient Overseas International, Ltd.	31,000	322
People’s Food Holdings, Ltd.	43,162	39
SeaDrill, Ltd. (Æ)(Ñ)	339,800	8,143
Shangri-La Asia, Ltd.	1,598,000	5,115
Vostok Gas, Ltd. (Æ)	750	51
VTech Holdings, Ltd.	19,663	170

		42,862

Brazil - 1.6%
All America Latina Logistica SA	179,221	2,848
Banco do Brasil SA	80,400	1,454
Bovespa Holding SA (Æ)	386,500	7,258
Cia Vale do Rio Doce - ADR	346,000	13,037
Gafisa SA	235,419	4,206
Gerdau SA - ADR (Ñ)	62,300	1,938
JHSF Participacoes SA (Æ)	435,200	2,062
Petroleo Brasileiro SA - ADR	143,405	13,714
Redecard SA (Æ)	295,100	6,138
Unibanco - Uniao de Bancos Brasileiros SA - GDR (Æ)	118,366	18,707

		71,362

Canada - 2.2%
Agrium, Inc.	59,400	3,773
Canadian Imperial Bank of Commerce (Ñ)	38,000	4,103
Canadian National Railway Co. (Ñ)	85,720	4,800
Canadian Natural Resources, Ltd.	59,500	4,948
EnCana Corp. (Ñ)	60,600	4,240
Gammon Gold, Inc. (Æ)(Ñ)	203,476	2,111
Gerdau Ameristeel Corp.	105,900	1,447
Gildan Activewear, Inc. (Æ)	35,800	1,639
HudBay Minerals, Inc. (Æ)	61,600	1,776
Inmet Mining Corp.	16,200	1,732
Methanex Corp. (Ñ)	68,818	2,102
Potash Corp. of Saskatchewan	110,513	13,573
Research In Motion, Ltd. (Æ)	193,544	24,098
Rogers Communications, Inc. Class B (Ñ)	313,900	15,997
Suncor Energy, Inc.	45,600	4,994
Teck Cominco, Ltd. Class B	51,200	2,560
Teck Cominco, Ltd. Class B (Ñ)	68,556	3,433

		97,326

	Principal Amount ($) or Shares	Market Value $
Cayman Islands - 0.4%
Alibaba.com, Ltd. (Æ)	308,376	537
ASM Pacific Technology (Ñ)	12,000	95
Baidu.com - ADR (Æ)	11,835	4,527
Kingboard Chemical Holdings, Ltd.	62,000	410
Melco PBL Entertainment Macau, Ltd. - ADR (Æ)(Ñ)	198,573	3,157
Noble Corp. (Ñ)	47,000	2,489
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	47,000	1,851
Shui On Land, Ltd.	39,000	54
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	85,400	5,029
Tencent Holdings, Ltd.	23,000	200
Tingyi Cayman Islands Holding Corp.	30,000	46
Transocean, Inc. (Æ)	6,800	811

		19,206

China - 0.4%
China Coal Energy Co.	435,000	1,479
China Communications Construction Co., Ltd. Class H	2,079,300	6,599
China Construction Bank Corp. Class H (Ñ)	2,458,000	2,793
China Merchants Bank Co., Ltd. (Ñ)	975,500	5,095
China Petroleum & Chemical Corp. Class H (Ñ)	2,274,000	3,460

		19,426

Colombia - 0.1%
BanColombia SA - ADR (Ñ)	72,900	2,679

Cyprus - 0.1%
Bank of Cyprus Public Co., Ltd.	118,800	2,328

Czech Republic - 0.1%
Komercni Banka AS	13,341	3,068

Denmark - 0.9%
Carlsberg A/S Class B (Ñ)	123,000	16,615
FLSmidth & Co. A/S	70,050	7,639
Novo Nordisk A/S Class B	34,500	4,297
Rockwool International AS Class B (Ñ)	345	111
Sydbank A/S	11,300	524
Vestas Wind Systems A/S (Æ)	120,300	10,836

		40,022

60	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Egypt - 0.1%
Orascom Construction Industries - GDR	19,794	3,655

Finland - 1.6%
Cargotec Corp. Class B	5,259	326
Fortum OYJ	30,000	1,304
Kesko OYJ Class B	31,121	1,868
Nokia OYJ	1,103,070	43,778
Orion OYJ Class B	24,376	627
Outokumpu OYJ	21,696	814
Outotec OYJ	116,020	8,925
Rautaruukki OYJ	11,142	642
Stora Enso OYJ Class R (Ñ)	148,946	2,742
UPM-Kymmene OYJ	320,075	7,186
Wartsila OYJ Class B (Ñ)	57,900	4,746

		72,958

France - 11.7%
Accor SA (Ñ)	99,346	9,513
Air France-KLM	27,900	1,064
Air Liquide (Ñ)	58,998	8,146
Alcatel-Lucent - ADR	537,970	5,213
Alstom (Ñ)	120,506	28,702
Arkema (Æ)(Ñ)	31,298	2,136
AXA SA (Ñ)	270,487	12,144
BNP Paribas (Ñ)	245,676	27,214
Bouygues (Ñ)	1,307	126
Carrefour SA (Ñ)	214,805	15,506
Casino Guichard Perrachon SA (Ñ)	8,522	954
Cie de Saint-Gobain (Ñ)	127,600	13,786
Cie Generale d’Optique Essilor International SA (Ñ)	67,866	4,342
Cie Generale de Geophysique-Veritas (Æ)(Ñ)	30,566	10,027
Ciments Francais SA	2,069	390
CNP Assurances (Ñ)	22,806	2,913
Compagnie Generale des Etablissements Michelin Class B (Ñ)	31,600	4,251
Credit Agricole SA (Ñ)	649,586	25,771
Electricite de France (Ñ)	88,823	10,684
France Telecom SA (Ñ)	738,339	27,310
Gaz de France SA (Ñ)	91,180	5,192
JC Decaux SA (Ñ)	195,457	7,211
Klepierre	8,367	455
L’Oreal SA (Ñ)	45,612	6,003
Lafarge SA (Ñ)	2,665	435
Lagardere SCA (Ñ)	47,800	4,050

	Principal Amount ($) or Shares	Market Value $
Legrand SA (Ñ)	160,530	5,944
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	125,135	16,159
Neopost SA	17,383	2,020
Nexans SA (Ñ)	417	71
NicOx SA (Æ)(Ñ)	34,166	815
Pernod-Ricard SA (Ñ)	42,942	9,939
Peugeot SA	13,493	1,255
PPR (Ñ)	44,158	8,777
Publicis Groupe	53,965	2,198
Renault SA (Ñ)	176,476	29,767
Rhodia SA (Æ)	30,942	1,205
Sanofi-Aventis (Ñ)	255,217	22,455
Schneider Electric SA (Ñ)	97,999	13,540
SEB SA	1,567	300
Societe BIC SA	2,394	186
Societe Generale (Ñ)	182,049	30,689
Societe Television Francaise 1 (Ñ)	85,214	2,365
Sodexho Alliance SA (Ñ)	156	11
Suez SA (Ñ)	154,558	10,086
Suez SA (Æ)	40,348	1
Teleperformance	4,253	170
Thales SA (Ñ)	49,135	3,069
Thomson (Æ)	71,723	1,255
Total SA (Ñ)	805,159	64,980
Total SA - ADR	48,500	3,910
UBISOFT Entertainment (Æ)	10,565	870
Unibail-Rodamco (Ñ)	4,249	1,060
Valeo SA (Ñ)	45,534	2,500
Vallourec	15,386	4,498
Veolia Environnement (Ñ)	361,629	32,364
Vinci SA	21,150	1,741
Vivendi (Ñ)	409,994	18,511

		526,249

Germany - 7.6%
Allianz SE (Ñ)	76,728	17,310
Altana AG (Ñ)	65,401	1,588
Arcandor AG (Æ)(Ñ)	450,887	14,508
Arques Industries AG	16,002	688
BASF AG	83,106	11,506
Bayer AG	294,296	24,640
Bayerische Motoren Werke AG (Ñ)	77,780	5,220
Continental AG (Ñ)	125,818	19,061
Daimler AG (Ñ)	365,804	40,423
Deutsche Bank AG (Ñ)	61,680	8,263
Deutsche Boerse AG	27,663	4,389
Deutsche Lufthansa AG	191,600	5,668

International Securities Fund	61

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International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Deutsche Telekom AG (Ñ)	1,057,510	21,714
Deutz AG (Æ)(Ñ)	21,259	293
E.ON AG (Ñ)	184,178	36,012
Epcos AG	51,621	1,046
Freenet AG	18,003	448
GEA Group AG (Æ)	166,336	6,289
Hochtief AG	20,574	2,860
Kloeckner & Co. AG	12,436	666
Krones AG (Ñ)	2,048	189
KUKA AG (Æ)(Ñ)	12,543	511
Lanxess AG	45,029	2,259
Linde AG	77,490	9,810
Merck KGaA	42,500	5,332
Metro AG (Ñ)	97,396	8,842
MTU Aero Engines Holding AG	70,453	4,319
Muenchener Rueckversicherungs AG (Ñ)	48,204	9,273
Norddeutsche Affinerie AG (Ñ)	8,883	372
RWE AG (Ñ)	223,782	30,608
Salzgitter AG	44,893	8,872
SGL Carbon AG (Æ)	52,000	3,055
Siemens AG	57,480	7,832
Solarworld AG (Ñ)	51,526	3,520
Stada Arzneimittel AG	42,086	2,683
ThyssenKrupp AG	4,943	331
Tognum AG (Æ)	52,300	1,894
TUI AG (Æ)(Ñ)	86,600	2,567
United Internet AG (Ñ)	138,450	3,049
Volkswagen AG (Ñ)	26,921	7,731
Vossloh AG	4,411	522
Wacker Chemie AG (Ñ)	16,810	4,158

		340,321

Greece - 0.3%
National Bank of Greece SA	162,996	11,382
Public Power Corp. SA	73,100	2,972

		14,354

Hong Kong - 1.7%
Bank of East Asia, Ltd.	32,800	222
BOC Hong Kong Holdings, Ltd.	219,000	628
Cathay Pacific Airways, Ltd. (Ñ)	70,000	210
Cheung Kong Holdings, Ltd.	225,950	4,439
China Merchants Holdings International Co., Ltd.	802,000	5,686
China Mobile, Ltd.	1,264,000	26,384

	Principal Amount ($) or Shares	Market Value $
China Netcom Group Corp. Hong Kong, Ltd. (Ñ)	552,000	1,705
China Resources Enterprise	710,000	3,124
China Unicom, Ltd.	16,000	39
CITIC International Financial Holdings, Ltd. (Æ)	45,000	39
CLP Holdings, Ltd.	49,000	331
CNOOC, Ltd. (Ñ)	3,274,200	7,118
Hang Lung Group, Ltd.	41,000	242
Henderson Land Development Co., Ltd. (Ñ)	40,000	359
Hong Kong Exchanges and Clearing, Ltd.	36,000	1,201
HongKong Electric Holdings (Ñ)	1,405,500	7,236
Hopewell Holdings	44,000	228
Hutchison Whampoa, Ltd.	47,000	592
Hysan Development Co., Ltd.	11,000	33
Link REIT (The) (ö)	60,500	138
Minmetals Resources, Ltd.	228,000	201
New World Development, Ltd.	970,000	3,479
Sino Land Co.	52,000	163
Sun Hung Kai Properties, Ltd.	250,000	4,778
Swire Pacific, Ltd.	55,000	788
Techtronic Industries Co. (Ñ)	36,000	39
Television Broadcasts, Ltd.	44,000	285
Wharf Holdings, Ltd. (Ñ)	1,476,862	8,941
Wheelock & Co., Ltd. (Ñ)	47,000	152

		78,780

India - 0.3%
ICICI Bank, Ltd. - ADR (Ñ)	137,129	9,523
Satyam Computer Services, Ltd. - ADR (Ñ)	86,100	2,613
State Bank of India, Ltd. - GDR	24,500	3,055

		15,191

Indonesia - 0.2%
Bank Central Asia Tbk PT	2,133,500	1,729
Bank Mandiri Persero Tbk PT	6,552,000	2,753
Bumi Resources Tbk PT	5,043,500	2,700
Telekomunikasi Indonesia Tbk PT	1,270,500	1,533

		8,715

Ireland - 0.2%
Elan Corp. PLC - ADR (Æ)	108,857	2,591
Ryanair Holdings PLC - ADR (Æ)(Ñ)	98,612	4,851

		7,442

62	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Israel - 0.1%
Check Point Software Technologies (Æ)	149,400	3,774
Teva Pharmaceutical Industries, Ltd. - ADR	54,100	2,381

		6,155

Italy - 3.4%
Alleanza Assicurazioni SpA	399,357	5,416
Ansaldo STS SpA (Æ)	293,417	4,282
Arnoldo Mondadori Editore SpA (Ñ)	450,942	4,465
Assicurazioni Generali SpA	57,268	2,727
Banca Popolare di Milano Scarl	14,330	225
Buzzi Unicem SpA (Ñ)	173,337	4,916
Enel SpA	214,805	2,574
ENI SpA (Ñ)	811,100	29,641
Esprinet SpA (Ñ)	16,079	275
Fiat SpA	218,339	7,076
Finmeccanica SpA	45,988	1,372
Fondiaria-Sai SpA (Ñ)	110,499	5,376
Fondiaria-Sai SpA	9,900	338
Indesit Co. SpA (Ñ)	24,700	440
Intesa Sanpaolo SpA (Ñ)	2,712,444	21,508
Italcementi SpA (Ñ)	163,240	3,757
Luxottica Group SpA (Ñ)	56,572	1,988
Mediaset SpA (Ñ)	810,735	8,408
Milano Assicurazioni SPA (Ñ)	112,608	941
Parmalat Finanziaria SpA (Æ)(Ñ)(ß)	42,200	—
Prysmian SpA (Æ)	11,937	344
Saipem SpA	137,838	6,101
Telecom Italia SpA (Ñ)	4,052,584	10,494
UniCredito Italiano SpA	3,261,631	27,999
Unione di Banche Italiane SCPA	6,266	174

		150,837

Japan - 15.0%
77 Bank, Ltd. (The)	35,000	236
Aeon Credit Service Co., Ltd. (Ñ)	171,800	2,641
Alfresa Holdings Corp.	3,800	221
Alpine Electronics, Inc. (Ñ)	12,400	199
Alps Electric Co., Ltd. (Ñ)	95,500	1,194
Amada Co., Ltd.	27,000	274
Asahi Breweries, Ltd.	54,600	903
Asahi Glass Co., Ltd. (Ñ)	370,000	5,086
Asahi Kasei Corp.	118,000	897
Astellas Pharma, Inc.	215,800	9,538
Bank of Nagoya, Ltd. (The)	5,000	37
Bank of Yokohama, Ltd. (The)	100,000	706

	Principal Amount ($) or Shares	Market Value $
Bosch Corp. (Ñ)	144,000	753
Bridgestone Corp.	168,800	3,732
Brother Industries, Ltd. (Ñ)	47,600	637
Canon Marketing Japan, Inc.	9,500	187
Canon, Inc.	719,200	36,340
Capcom Co., Ltd. (Ñ)	9,300	267
Chuo Mitsui Trust Holdings, Inc.	628,000	5,016
COMSYS Holdings Corp.	18,000	176
Credit Saison Co., Ltd.	50,800	1,611
Daihatsu Motor Co., Ltd.	29,000	308
Daiichi Sankyo Co., Ltd.	27,400	779
Daikin Industries, Ltd.	93,600	4,700
Dainippon Ink and Chemicals, Inc.	503,000	2,406
Daishi Bank, Ltd. (The)	14,000	61
Daiwa House Industry Co., Ltd.	299,010	4,258
Daiwa Securities Group, Inc.	294,920	2,841
Denki Kagaku Kogyo Kabashiki Kaisha	113,000	664
Denso Corp.	14,200	574
East Japan Railway Co.	264	2,173
EDION Corp. (Ñ)	113,300	1,298
Eisai Co., Ltd.	9,100	382
Elpida Memory, Inc. (Æ)(Ñ)	1,500	51
Fanuc, Ltd.	101,700	11,131
Fuji Fire & Marine Insurance Co., Ltd. (The)	97,000	349
Fuji Heavy Industries, Ltd. (Ñ)	128,000	664
Fuji Television Network, Inc.	2,367	4,772
FUJIFILM Holdings Corp.	23,300	1,113
Fujitsu, Ltd.	983,000	7,749
Futaba Industrial Co., Ltd.	2,300	64
H2O Retailing Corp. (Ñ)	18,000	150
Hachijuni Bank, Ltd. (The)	65,000	496
Hakuhodo DY Holdings, Inc. (Ñ)	900	65
Higo Bank, Ltd. (The)	19,000	132
Hino Motors, Ltd. (Ñ)	46,000	333
Hirose Electric Co., Ltd. (Ñ)	21,900	2,619
Hitachi, Ltd. (Ñ)	105,000	712
Hokkaido Electric Power Co., Inc.	10,300	222
Honda Motor Co., Ltd.	144,400	5,411
Hosiden Corp. (Ñ)	167,900	2,944
Hyakugo Bank, Ltd. (The)	27,000	161
Hyakujushi Bank, Ltd. (The)	19,000	96
Ibiden Co., Ltd.	123,500	10,495
Idemitsu Kosan Co., Ltd. (Ñ)	1,600	186
Inpex Holdings, Inc.	521	5,645
Isuzu Motors, Ltd. (Ñ)	660,000	3,260
Itochu Corp.	136,000	1,731

International Securities Fund	63

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International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Iyo Bank, Ltd. (The) (Ñ)	18,000	176
Izumi Co., Ltd. (Ñ)	15,800	235
Japan Steel Works, Ltd. (The) (Ñ)	146,700	2,407
Japan Tobacco, Inc.	2,577	14,999
JFE Holdings, Inc.	141,000	8,237
JFE Shoji Holdings, Inc.	61,000	466
JGC Corp. (Ñ)	50,000	1,002
Joyo Bank, Ltd. (The) (Ñ)	1,143,590	7,069
JTEKT Corp.	3,600	69
Juki Corp.	42,000	355
Juroku Bank, Ltd. (The)	15,000	91
Kagoshima Bank, Ltd. (The)	33,000	228
Kandenko Co., Ltd. (Ñ)	2,000	12
Kansai Electric Power Co., Inc. (The)	81,000	1,823
Kao Corp.	1,192,000	34,192
Kawasaki Kisen Kaisha, Ltd. (Ñ)	74,000	1,026
KDDI Corp.	1,181	8,940
Keiyo Bank, Ltd. (The)	78,000	402
Kintetsu World Express, Inc.	6,800	244
Kobe Steel, Ltd.	219,000	786
Komatsu, Ltd.	201,400	6,747
Komori Corp.	9,000	239
Kose Corp. (Ñ)	249,200	6,385
Kubota Corp.	91,000	765
Kyocera Corp.	2,600	220
Kyowa Hakko Kogyo Co., Ltd. (Ñ)	5,000	55
Kyushu Electric Power Co., Inc.	140,100	3,411
Leopalace21 Corp.	10,600	340
Makino Milling Machine Co., Ltd.	26,000	273
Makita Corp.	17,100	827
Marubeni Corp.	830,000	7,104
Matsushita Electric Industrial Co., Ltd.	103,000	1,969
Matsushita Electric Works, Ltd.	100,000	1,104
Mazda Motor Corp. (Ñ)	185,000	1,110
Meiji Dairies Corp. (Ñ)	77,000	407
MID Reit, Inc. Class A (ö)(Ñ)	419	1,839
Millea Holdings, Inc.	294,000	11,580
Mitsubishi Chemical Holdings Corp. (Ñ)	159,000	1,312
Mitsubishi Corp.	444,600	13,822
Mitsubishi Electric Corp.	87,000	1,055
Mitsubishi Estate Co., Ltd.	47,000	1,404
Mitsubishi Heavy Industries, Ltd. (Ñ)	78,000	455
Mitsubishi Materials Corp.	38,000	223
Mitsubishi UFJ Financial Group, Inc.	1,215,790	12,111
Mitsui & Co., Ltd.	296,000	7,695
Mitsui Chemicals, Inc.	463,000	4,334

	Principal Amount ($) or Shares	Market Value $
Mitsui Engineering & Shipbuilding Co., Ltd. (Ñ)	573,800	3,363
Mitsui Fudosan Co., Ltd.	37,000	1,022
Mitsui OSK Lines, Ltd.	1,073,000	17,713
Mitsui-Soko Co., Ltd. (Ñ)	491,480	2,364
Mitsumi Electric Co., Ltd.	84,000	3,899
Mizuho Financial Group, Inc.	171	961
Mochida Pharmaceutical Co., Ltd.	9,000	86
Musashino Bank, Ltd. (The)	3,200	151
New City Residence Investment Corp. Class A (ö)	403	1,883
Nichirei Corp.	139,000	594
Nikon Corp. (Ñ)	97,600	3,114
Nintendo Co., Ltd.	59,800	37,684
Nippon Commercial Investment Corp. (ö)	802	3,471
Nippon Electric Glass Co., Ltd.	163,000	2,762
Nippon Express Co., Ltd. (Ñ)	71,000	355
Nippon Kayaku Co., Ltd.	36,000	289
Nippon Mining Holdings, Inc.	271,000	2,553
Nippon Oil Corp.	159,000	1,411
Nippon Residential Investment Corp. Class A (ö)	496	2,494
Nippon Seiki Co., Ltd.	4,000	93
Nippon Steel Corp.	239,000	1,584
Nippon Telegraph & Telephone Corp.	1,582	7,249
Nippon Yusen KK (Ñ)	393,000	4,055
Nipponkoa Insurance Co., Ltd. (Ñ)	1,026,020	9,389
Nishi-Nippon City Bank, Ltd. (The)	80,000	237
Nissan Motor Co., Ltd.	729,500	8,405
Nisshin Seifun Group, Inc.	14,000	127
Nisshin Steel Co., Ltd. (Ñ)	67,000	257
Nisshinbo Industries, Inc. (Ñ)	19,000	259
Nissin Kogyo Co., Ltd.	8,000	207
Nitto Denko Corp. (Ñ)	130,100	6,346
Nomura Holdings, Inc.	1,384,960	24,675
Noritsu Koki Co., Ltd. (Ñ)	2,700	55
NTN Corp. (Ñ)	79,000	751
NTT DoCoMo, Inc.	576	835
Oki Electric Industry Co., Ltd. (Æ)(Ñ)	422,000	717
Okinawa Electric Power Co., Inc. (The)	1,800	94
Omron Corp.	149,200	3,653
ORIX Corp.	31,670	6,445
Pacific Metals Co., Ltd. (Ñ)	42,000	539
QP Corp.	11,600	114
Rengo Co., Ltd. (Ñ)	129,000	927
Resona Holdings, Inc. (Ñ)	223	395

64	International Securities Fund

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Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ricoh Co., Ltd.	344,000	6,782
San-In Godo Bank, Ltd. (The)	14,000	126
Santen Pharmaceutical Co., Ltd. (Ñ)	11,400	268
Sanwa Holdings Corp. (Ñ)	21,000	111
Sapporo Hokuyo Holdings, Inc.	44	452
Sasebo Heavy Industries Co., Ltd. (Ñ)	8,000	59
Seiko Epson Corp. (Ñ)	5,800	138
Seino Holdings Corp.	23,000	197
Sekisui House, Ltd.	31,000	396
Seven & I Holdings Co., Ltd.	328,378	8,454
Sharp Corp. (Ñ)	279,000	4,392
Shiga Bank, Ltd. (The)	22,000	156
Shin-Etsu Chemical Co., Ltd.	42,600	2,729
Shinwa Kaiun Kaisha, Ltd.	39,000	401
Shizuoka Bank, Ltd. (The) (Ñ)	297,000	3,107
Showa Denko KK	82,000	320
Showa Shell Sekiyu KK (Ñ)	96,579	1,140
SMC Corp.	15,408	2,064
Sohgo Security Services Co., Ltd.	21,800	364
Sony Corp. (Ñ)	26,400	1,304
Star Micronics Co., Ltd.	2,800	89
Sugi Pharmacy Co., Ltd.	187,510	5,413
Sumco Corp.	152,100	5,534
Sumco Techxiv Corp.	2,100	113
Sumitomo Bakelite Co., Ltd. (Ñ)	685,400	4,188
Sumitomo Corp.	38,100	664
Sumitomo Heavy Industries, Ltd.	244,800	3,237
Sumitomo Metal Industries, Ltd.	158,000	779
Sumitomo Metal Mining Co., Ltd.	7,000	156
Sumitomo Mitsui Financial Group, Inc. (Ñ)	1,024	8,356
Sumitomo Realty & Development Co., Ltd.	13,000	457
Sumitomo Trust & Banking Co., Ltd. (The)	1,336,010	9,922
Suzuken Co., Ltd.	6,600	213
Suzuki Motor Corp. (Ñ)	152,920	4,997
Taiheiyo Cement Corp. (Ñ)	423,300	1,328
Takeda Pharmaceutical Co., Ltd.	283,000	17,664
TDK Corp.	8,200	674
Terumo Corp.	27,500	1,340
Tobu Railway Co., Ltd. (Ñ)	36,000	170
Toho Co., Ltd./Tokyo (Ñ)	14,700	294
Toho Pharmaceutical Co., Ltd.	8,572	151
Tokai Rubber Industries, Inc.	24,100	475
Tokuyama Corp. (Ñ)	116,000	1,628
Tokyo Electric Power Co., Inc. (The)	262,200	6,652
Tokyo Gas Co., Ltd.	611,000	2,731

	Principal Amount ($) or Shares	Market Value $
Tokyo Star Bank, Ltd. (The)	27	79
Tokyu Corp. (Ñ)	45,000	292
Tokyu Land Corp.	337,900	3,481
TonenGeneral Sekiyu KK (Ñ)	42,000	424
Toppan Printing Co., Ltd. (Ñ)	20,000	195
Toshiba Corp. (Ñ)	709,000	5,978
Toshiba TEC Corp.	22,000	140
Toyo Engineering Corp.	19,000	117
Toyo Ink Manufacturing Co., Ltd.	16,000	55
Toyo Seikan Kaisha, Ltd. (Ñ)	7,300	132
Toyo Suisan Kaisha, Ltd.	24,000	416
Toyobo Co., Ltd. (Ñ)	23,000	54
Toyota Auto Body Co., Ltd.	18,000	290
Toyota Boshoku Corp.	8,300	272
Toyota Motor Corp.	801,800	45,805
United Urban Investment Corp. (ö)	318	2,317
West Japan Railway Co.	1,189	5,944
Yahoo! Japan Corp. (Ñ)	4,955	2,198
Yamada Denki Co., Ltd. (Ñ)	66,460	6,841
Yamaha Corp.	9,600	223
Yamaha Motor Co., Ltd.	7,700	219
Yamato Kogyo Co., Ltd.	13,600	632
Yokohama Rubber Co., Ltd. (The) (Ñ)	13,000	97

		671,154

Luxembourg - 0.8%
ArcelorMittal (Æ)	41,674	3,372
ArcelorMittal (Æ)(Ñ)	163,878	13,259
Evraz Group SA - GDR	53,675	4,053
Millicom International Cellular SA (Æ)(Ñ)	115,000	13,510
SES	52,954	1,309

		35,503

Mauritius - 0.0%
Golden Agri-Resources, Ltd.	10,000	12

Mexico - 0.6%
America Movil SAB de CV Series L	272,366	17,810
Grupo Televisa SA - ADR	348,963	8,672

		26,482

Netherlands - 3.4%
Akzo Nobel NV	2,080	168
ASM International NV (Ñ)	13,283	377
ASML Holding NV (Æ)	336,088	11,761
Boskalis Westminster	55,700	3,397
Corporate Express (Ñ)	481,344	5,363

International Securities Fund	65

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Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CSM	12,043	420
Fugro NV	26,200	2,303
Heineken Holding NV	9,699	576
Heineken NV	515,219	36,129
ING Groep NV	964,909	43,551
Koninklijke Ahold NV (Æ)	335,253	5,048
Koninklijke Philips Electronics NV	206,470	8,550
OCE NV	68,235	1,374
Reed Elsevier NV	535,972	10,403
Rodamco Europe NV (Ñ)	3,882	551
Royal KPN NV	88,647	1,676
Royal Numico NV	4,055	320
SBM Offshore NV	51,185	1,974
TNT NV	211,380	8,691
TomTom NV (Æ)	6,449	517
Unilever NV (Ñ)	357,216	11,635

		154,784

Netherlands Antilles - 0.3%
Hunter Douglas NV	7,488	700
Schlumberger, Ltd.	114,435	11,051

		11,751

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (Ñ)	1,390,702	4,674

Norway - 0.4%
Aker Kvaerner ASA	98,100	3,440
Renewable Energy Corp. AS (Æ)(Ñ)	52,800	2,710
StatoilHydro ASA	130,515	4,419
Yara International ASA	162,500	6,326

		16,895

Portugal - 0.1%
Energias de Portugal SA	635,272	4,094

Russia - 0.2%
Gazprom OAO - ADR	127,400	6,367
Mobile Telesystems OJSC - ADR	49,000	4,067

		10,434

Singapore - 0.7%
Allgreen Properties, Ltd.	201,000	223
Ascendas Real Estate Investment Trust (Æ)(ö)	18,000	32
CapitaCommercial Trust (Æ)(ö)	18,000	34
CapitaLand, Ltd. (Ñ)	1,566,000	8,815

	Principal Amount ($) or Shares	Market Value $
CapitaMall Trust (ö)	23,000	59
China Aviation Oil Singapore Corp., Ltd. (Ñ)	37,000	70
Cosco Corp. Singapore, Ltd.	18,000	99
Creative Technology, Ltd.	5,950	25
DBS Group Holdings, Ltd.	201,000	3,140
Flextronics International, Ltd. (Æ)(Ñ)	130,600	1,608
Jardine Cycle & Carriage, Ltd. (Ñ)	22,000	323
Keppel Corp., Ltd.	52,000	537
NatSteel, Ltd.	48,000	54
Neptune Orient Lines, Ltd.	76,000	275
Oversea-Chinese Banking Corp.	887,800	5,706
Pacific Century Regional Developments, Ltd. (Æ)	322,000	82
Singapore Airlines, Ltd.	31,740	433
Singapore Telecommunications, Ltd.	2,538,310	7,211
STATS ChipPAC, Ltd. (Æ)(Ñ)	61,936	70
Suntec Real Estate Investment Trust (Æ)(ö)	14,000	18
United Overseas Bank, Ltd.	44,000	660
Wing Tai Holdings, Ltd. (Ñ)	144,000	350

		29,824

South Africa - 0.5%
Impala Platinum Holdings, Ltd.	62,818	2,372
MTN Group, Ltd.	836,462	16,327
Sanlam, Ltd.	335,000	1,229
Standard Bank Group, Ltd.	36,800	668

		20,596

South Korea - 0.9%
Daelim Industrial Co.	12,876	2,838
Honam Petrochemical Corp.	9,400	1,438
Hynix Semiconductor, Inc. (Æ)	28,700	810
Hyundai Engineering & Construction Co., Ltd. (Æ)	30,800	3,157
Hyundai Heavy Industries	2,430	1,376
Hyundai Mobis	13,890	1,412
Hyundai Motor Co. - GDR (þ)	12,130	481
Industrial Bank of Korea (Ñ)	58,000	1,194
Kookmin Bank	9,300	768
Kookmin Bank - ADR	60,300	4,926
LG Electronics, Inc.	33,908	3,566
POSCO	1,900	1,387
Samsung Electronics Co., Ltd.	23,636	14,675
Samsung Heavy Industries Co., Ltd.	10,560	641
Shinhan Financial Group Co., Ltd.	15,000	978

		39,647

66	International Securities Fund

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International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Spain - 2.6%
Altadis SA	9,709	693
Avanzit SA (Æ)(Ñ)	67,107	562
Banco Bilbao Vizcaya Argentaria SA (Ñ)	232,871	5,892
Banco Santander SA (Ñ)	895,482	19,573
Gamesa Corp. Tecnologica SA (Ñ)	172,394	8,811
Gas Natural SDG SA (Ñ)	2,079	128
Gestevision Telecinco SA (Ñ)	52,525	1,517
Grifols SA	5,830	155
Iberdrola SA (Ñ)	1,346,820	21,702
Iberia Lineas Aereas de Espana (Ñ)	339,128	1,725
Mapfre SA (Ñ)	10,485	49
Repsol YPF SA (Ñ)	246,962	9,800
Tecnicas Reunidas SA	37,430	3,167
Telefonica SA (Ñ)	1,233,085	40,828
Union Fenosa SA (Ñ)	10,041	669

		115,271

Sweden - 1.0%
Alfa Laval AB	28,600	2,288
Boliden AB (Æ)	37,700	668
Electrolux AB	200,300	3,876
Industrivarden AB Class A	7,200	156
JM AB	61,700	1,375
Nordea Bank AB	529,540	9,504
Peab AB	9,800	89
Peab Industri AB Class B (Æ)	4,900	42
SAS AB (Æ)	20,600	361
Scania AB Class B (Æ)	103,400	2,829
Skandinaviska Enskilda Banken AB Class A	28,400	874
SKF AB Class B	67,800	1,329
SSAB Svenskt Stal AB
Series A	90,700	2,948
Series B	10,500	310
Svenska Cellulosa AB Class B	164,100	2,900
Tele2 AB Class B	181,200	4,284
Telefonaktiebolaget LM Ericsson Class B	3,179,510	9,552
TeliaSonera AB	111,500	1,100
Volvo AB (Æ)
Class A	15,600	306
Class B	43,850	866

		45,657

	Principal Amount ($) or Shares	Market Value $
Switzerland - 6.7%
ABB, Ltd.	496,765	15,020
Actelion, Ltd. (Æ)	203,490	10,109
Baloise Holding AG	4,157	443
Ciba Specialty Chemicals AG	9,726	484
Clariant AG (Æ)	29,411	378
Compagnie Financiere Richemont SA Class A	74,070	5,298
Credit Suisse Group	166,386	11,233
Geberit AG	1,607	217
Givaudan SA	8,210	8,087
Helvetia Holding AG	1,656	602
Holcim, Ltd.	142,121	16,257
Julius Baer Holding AG	403,209	35,099
Kudelski SA (Ñ)	9,261	262
Kuehne & Nagel International AG	22,017	2,361
Kuoni Reisen Holding AG	372	186
Logitech International SA (Æ)	263,652	9,163
Lonza Group AG	73,654	8,603
Nestle SA	134,976	62,394
Novartis AG	393,039	20,939
Rieter Holding AG	261	152
Roche Holding AG	238,085	40,699
Sika AG	121	240
Sonova Holding AG	84,735	9,543
Sulzer AG	19	31
Swatch Group AG	77,423	4,862
Swatch Group AG Class B	14,814	4,749
Swiss Reinsurance	107,819	10,153
Swisscom AG	3,686	1,366
Syngenta AG	12,760	3,081
UBS AG	297,515	15,968
Zurich Financial Services AG	5,104	1,542

		299,521

Taiwan - 0.5%
AU Optronics Corp.	1,044,386	2,259
China Steel Corp.	844,600	1,205
High Tech Computer Corp.	215,000	4,465
HON HAI Precision Industry Co., Ltd.	1,012,480	7,781
Siliconware Precision Industries Co.	936,110	2,021
Taiwan Semiconductor Manufacturing Co., Ltd.	587,924	1,173
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	335,260	3,571
United Microelectronics Corp.	1,255,596	833

		23,308

International Securities Fund	67

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Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Thailand - 0.1%
Bangkok Bank PCL	742,110	2,802

Turkey - 0.2%
Turkcell Iletisim Hizmet AS	1	—
Turkcell Iletisim Hizmet AS - ADR (Ñ)	261,500	6,286
Turkiye Garanti Bankasi AS	485,300	4,495

		10,781

United Kingdom - 17.8%
3i Group PLC (Æ)	3,763	85
Amec PLC	55,814	977
Anglo American PLC	41,715	2,880
Antofagasta PLC	29,100	509
ARM Holdings PLC	1,771,975	5,493
AstraZeneca PLC	198,557	9,806
Autonomy Corp. PLC (Æ)	169,800	3,488
Aviva PLC	637,480	10,051
BAE Systems PLC	2,325,415	24,161
Barclays PLC	755,933	9,593
BBA Aviation PLC	10,707	54
Berkeley Group Holdings PLC (Æ)	27,306	970
BG Group PLC	796,711	14,748
BHP Billiton PLC	409,361	15,617
BP PLC	2,189,691	28,472
BP PLC - ADR (Ñ)	100,610	7,847
Brit Insurance Holdings PLC	78,139	529
British Airways PLC (Æ)	167,917	1,562
British American Tobacco PLC	101,793	3,880
British Energy Group PLC	157,732	1,756
British Land Co. PLC (ö)	19,652	445
British Sky Broadcasting Group PLC	907,138	12,858
BT Group PLC	1,098,961	7,473
Burberry Group PLC	626,668	8,038
Cadbury Schweppes PLC	676,242	8,972
Carnival PLC	3,495	164
Carphone Warehouse Group PLC (Ñ)	1,075,339	7,860
Charter PLC (Æ)	95,033	2,150
Compass Group PLC	750,502	5,419
Davis Service Group PLC	68,332	779
Diageo PLC	995,646	22,826
Experian Group, Ltd.	123,158	1,298
Friends Provident PLC	45,949	176
GKN PLC	758,174	5,801
GlaxoSmithKline PLC	2,295,579	59,208
Great Portland Estates PLC (ö)	4,547	54
Hammerson PLC (ö)	1,544	36
HBOS PLC	1,322,439	24,109

	Principal Amount ($) or Shares	Market Value $
Home Retail Group PLC	736,723	6,707
HSBC Holdings PLC	476,384	9,438
Imperial Chemical Industries PLC	37,696	517
Inchcape PLC	22,176	218
International Power PLC	970,212	9,901
Invensys PLC (Æ)	16,450	112
Invesco PLC	961,241	14,795
ITV PLC	915,088	1,890
J Sainsbury PLC	257,753	2,933
John Wood Group PLC	404,800	3,519
Johnson Matthey PLC	68,769	2,565
Kazakhmys PLC	47,100	1,446
Kesa Electricals PLC	293,988	1,947
Kingfisher PLC	2,463,347	10,134
Ladbrokes PLC	576,630	4,954
Land Securities Group PLC (ö)	23,318	800
Legal & General Group PLC	1,037,484	3,032
Liberty International PLC (ö)	2,234	56
Lloyds TSB Group PLC	1,245,381	14,170
Man Group PLC	1,950,734	23,990
Marston’s PLC	295,200	2,117
National Express Group PLC	48,266	1,333
National Grid PLC	102,713	1,716
Next PLC	61,532	2,836
Pearson PLC	34,020	566
Premier Farnell PLC	13,121	44
Reckitt Benckiser PLC	552,083	32,081
Reed Elsevier PLC	25,166	330
Regus Group PLC	99,263	227
Resolution PLC	29,288	445
Reuters Group PLC	42,361	583
Rio Tinto PLC	225,551	21,115
Royal & Sun Alliance Insurance Group	547,110	1,802
Royal Bank of Scotland Group PLC	3,578,076	38,606
Royal Dutch Shell PLC Class A(Ñ)	1,147,640	50,229
Royal Dutch Shell PLC Class B	192,180	8,379
SABMiller PLC	82,748	2,492
Schroders PLC	265,787	8,536
Scottish & Newcastle PLC	19,700	322
Scottish & Southern Energy PLC	135,258	4,386
Signet Group PLC	49,062	92
Smiths Group PLC	332,248	7,836
Stagecoach Group PLC	313,460	1,776
Standard Chartered PLC	233,111	9,086
Taylor Wimpey PLC	496,179	2,568
Tesco PLC	4,249,258	43,226
Trinity Mirror PLC	381,099	3,193
Tullett Prebon PLC	37,058	342

68	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Unilever PLC	637,282	21,590
United Utilities PLC	3,966	60
Vodafone Group PLC	8,815,502	34,772
Vodafone Group PLC - ADR	386,730	15,187
Weir Group PLC (The)	35,460	656
William Hill PLC	715,384	9,240
William Morrison Supermarkets PLC	330,100	2,036
WPP Group PLC	2,049,329	28,059
Xstrata PLC	207,556	14,904

		796,036

United States - 0.3%
Las Vegas Sands Corp. (Æ)(Ñ)	43,875	5,839
Mettler Toledo International, Inc. (Æ)	26,900	2,861
Synthes, Inc.	44,069	5,511

		14,211

Total Common Stocks
(cost $3,090,828)		4,098,628

Preferred Stocks - 0.5%
Australia - 0.0%
BBI EPS, Ltd. (Æ)(Ñ)	25,240	21

Brazil - 0.2%
Banco Itau Holding Financeira SA	189,400	5,406
Petroleo Brasileiro SA	44,300	1,843
Usinas Siderurgicas de Minas Gerais SA	41,200	3,238

		10,487

Germany - 0.3%
Henkel KGaA	154,415	7,907
Porsche AG	1,116	2,977
Volkswagen AG	3,732	709

		11,593

Italy - 0.0%
Unipol Gruppo Finanziario SpA	165,757	595

	Principal Amount ($) or Shares	Market Value $
South Korea - 0.0%
Hyundai Motor Co.	21,000	806
Samsung Electronics Co., Ltd.	1,600	769

		1,575

Total Preferred Stocks
(cost $18,688)		24,271

Warrants & Rights - 0.1%
United States - 0.1%
Bharti Airtel, Ltd. (Æ)(Þ) 2012 Warrants	128,100	3,289

Total Warrants & Rights
(cost $2,007)		3,289

Short-Term Investments - 7.0%
United States - 7.0%
Russell Investment Company Money Market Fund	296,046,000	296,046
United States Treasury Bills (ç)(ž)(§) 3.691% due 12/20/07	18,500	18,409

Total Short-Term Investments
(cost $314,455)		314,455

Other Securities - 17.9%
Russell Investment Company Money Market Fund (×)	169,137,908	169,138
State Street Securities Lending Quality Trust (×)	632,350,413	632,350

Total Other Securities
(cost $801,488)		801,488

Total Investments - 117.0%
(identified cost $4,227,466)		5,242,131

Other Assets and Liabilities, Net - (17.0%)		(760,198)

Net Assets - 100.0%		4,481,933

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

International Securities Fund	69

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International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index (Netherlands) expiration date 11/07 (125)	EUR	13,700	(124)

CAC-40 Index (France) expiration date 11/07 (445)	EUR	26,001	465

DAX Index (Germany) expiration date 12/07 (254)	EUR	51,178	2,407

EUR STOXX 50 Index (EMU) expiration date 12/07 (913)	EUR	41,122	1,743

FTSE-100 Index (UK) expiration date 12/07 (431)	GBP	29,086	1,924

Hang Seng Index (Hong Kong) expiration date 11/07 (178)	HKD	278,294	984

Hang Seng Index (Hong Kong) expiration date 11/07 (42)	HKD	65,665	292

MSCI Singapore Index expiration date 11/07 (9)	USD	833	5

SPI 200 Index (Australia) expiration date 12/07 (134)	AUD	22,759	1,490

TOPIX Index (Japan) expiration date 12/07 (758)	JPY	12,253,070	5,639

Short Positions
CAC-40 Index (France) expiration date 11/07 (235)	EUR	13,731	(244)

FTSE-100 Index (UK) expiration date 12/07 (78)	GBP	5,264	(544)

IBEX Plus Index (Spain) expiration date 11/07 (85)	EUR	(13,481)	(832)

MIB-30 (Italy) expiration date 12/07 (32)	EUR	6,509	(124)

OMX Index expiration date 11/07 (756)	SEK	89,624	(77)

SPI 200 Index (Australia) expiration date 12/07 (209)	AUD	35,499	(2,271)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			10,733

See accompanying notes which are an integral part of the financial statements.

70	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount		Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

MSCI Belgium VII Net Total Return Index	Merrill Lynch	EUR	1,862	1 Month EUR LIBOR plus 0.120%	12/19/07	(13)
MSCI Denmark V Net Total Return Index	Merrill Lynch	DKK	20,899	1 Month DKK LIBOR minus 0.800%	12/19/07	(121)

Total Unrealized Appreciation (Depreciation) on Open Index Swaps						(134)

See accompanying notes which are an integral part of the financial statements.

International Securities Fund	71

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	12	AUD	26	11/01/07	12
USD	409	AUD	500	12/19/07	55
USD	411	AUD	500	12/19/07	54
USD	413	AUD	500	12/19/07	52
USD	418	AUD	500	12/19/07	46
USD	840	AUD	1,000	12/19/07	89
USD	1,240	AUD	1,500	12/19/07	153
USD	1,261	AUD	1,500	12/19/07	132
USD	1,332	AUD	1,500	12/19/07	61
USD	1,643	AUD	2,000	12/19/07	215
USD	4,710	AUD	5,720	12/19/07	603
USD	7,671	AUD	9,300	12/19/07	968
USD	9,960	AUD	12,050	12/19/07	1,233
USD	700	BRL	1,222	11/01/07	6
USD	159	CAD	152	11/02/07	1
USD	204	CAD	192	11/05/07	—
USD	143	CHF	168	12/19/07	3
USD	79,411	CHF	93,576	12/19/07	1,633
USD	86	DKK	451	12/19/07	2
USD	74	EUR	51	11/01/07	—
USD	1,053	EUR	730	11/01/07	4
USD	2,863	EUR	1,984	11/01/07	11
USD	232	EUR	160	11/02/07	—
USD	315	EUR	218	11/02/07	1
USD	1,678	EUR	1,163	11/06/07	7
USD	1,372	EUR	1,000	12/19/07	77
USD	1,428	EUR	1,000	12/19/07	22
USD	2,045	EUR	1,500	12/19/07	129
USD	2,780	EUR	2,000	12/19/07	119
USD	2,784	EUR	2,000	12/19/07	115
USD	2,851	EUR	2,000	12/19/07	48
USD	2,855	EUR	2,000	12/19/07	44
USD	2,862	EUR	2,000	12/19/07	37
USD	4,116	EUR	3,000	12/19/07	232
USD	6,668	EUR	4,698	12/19/07	142
USD	6,670	EUR	4,698	12/19/07	141
USD	6,867	EUR	5,000	12/19/07	380
USD	9,765	EUR	7,000	12/19/07	382
USD	13,682	EUR	10,000	12/19/07	814
USD	18,249	EUR	13,300	12/19/07	1,030
USD	19,612	EUR	13,821	12/19/07	422
USD	67,870	EUR	49,500	12/19/07	3,880
USD	98,208	EUR	71,600	12/19/07	5,577
USD	224	GBP	109	11/01/07	2
USD	144	GBP	70	11/02/07	1
USD	1,001	GBP	500	12/19/07	37
USD	1,216	GBP	600	12/19/07	30

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	2,005	GBP	1,000	12/19/07	71
USD	2,006	GBP	1,000	12/19/07	70
USD	2,018	GBP	1,000	12/19/07	58
USD	3,069	GBP	1,500	12/19/07	45
USD	3,209	GBP	1,600	12/19/07	112
USD	3,834	GBP	1,900	12/19/07	111
USD	4,014	GBP	2,000	12/19/07	138
USD	4,027	GBP	2,000	12/19/07	125
USD	4,053	GBP	2,000	12/19/07	99
USD	6,060	GBP	3,000	12/19/07	169
USD	28,917	GBP	14,325	12/19/07	822
USD	56,524	GBP	28,000	12/19/07	1,606
USD	83	HKD	639	11/01/07	—
USD	—	HKD	1	11/06/07	—
USD	5	HKD	35	11/06/07	—
USD	98	HKD	763	11/06/07	—
USD	112	HKD	869	11/06/07	—
USD	440	HKD	3,407	11/06/07	—
USD	440	HKD	3,407	11/06/07	—
USD	55	HKD	425	12/19/07	—
USD	222	HKD	1,726	12/19/07	1
USD	613	HKD	4,762	12/19/07	2
USD	413	JPY	47,362	11/01/07	(2)
USD	115	JPY	13,217	11/05/07	—
USD	436	JPY	50,000	12/19/07	—
USD	875	JPY	100,000	12/19/07	(4)
USD	894	JPY	100,000	12/19/07	(22)
USD	1,753	JPY	200,000	12/19/07	(10)
USD	1,757	JPY	200,000	12/19/07	(13)
USD	1,932	JPY	220,000	12/19/07	(14)
USD	2,630	JPY	300,000	12/19/07	(14)
USD	2,636	JPY	300,000	12/19/07	(21)
USD	3,511	JPY	400,000	12/19/07	(24)
USD	3,547	JPY	400,000	12/19/07	(60)
USD	6,788	JPY	777,049	12/19/07	(13)
USD	7,004	JPY	800,000	12/19/07	(30)
USD	9,786	JPY	1,120,067	12/19/07	(21)
USD	17,582	JPY	2,000,000	12/19/07	(146)
USD	24,381	JPY	2,777,657	12/19/07	(164)
USD	58,435	JPY	6,650,000	12/19/07	(458)
USD	124	NOK	664	11/01/07	(1)
USD	3,007	NOK	16,346	12/19/07	36
USD	3,009	NOK	16,346	12/19/07	34
USD	9,033	NOK	49,038	12/19/07	97
USD	15,052	NOK	81,729	12/19/07	164
USD	24,547	NOK	138,399	12/19/07	1,219
USD	26,343	NOK	143,009	12/19/07	282

See accompanying notes which are an integral part of the financial statements.

72	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	677	SEK	4,390	12/19/07	15
USD	52	SGD	79	12/19/07	3
USD	562	ZAR	3,661	11/02/07	1
USD	208	ZAR	1,362	11/05/07	2
USD	212	ZAR	1,377	11/07/07	—
AUD	360	USD	330	11/01/07	(5)
AUD	115	USD	106	11/02/07	(1)
AUD	300	USD	271	12/19/07	(8)
AUD	800	USD	661	12/19/07	(82)
AUD	800	USD	679	12/19/07	(64)
AUD	1,000	USD	825	12/19/07	(104)
AUD	900	USD	837	12/19/07	1
AUD	1,000	USD	901	12/19/07	(27)
AUD	1,000	USD	931	12/19/07	2
AUD	2,000	USD	1,649	12/19/07	(209)
AUD	3,200	USD	2,820	12/19/07	(152)
AUD	6,000	USD	4,957	12/19/07	(616)
CHF	2,862	USD	2,429	12/19/07	(49)
CHF	2,862	USD	2,430	12/19/07	(49)
CHF	3,337	USD	2,833	12/19/07	(57)
CHF	5,808	USD	4,984	12/19/07	(46)
CHF	5,808	USD	4,985	12/19/07	(45)
CHF	5,808	USD	4,988	12/19/07	(42)
CHF	11,617	USD	9,975	12/19/07	(86)
CHF	17,425	USD	14,958	12/19/07	(134)
CHF	29,188	USD	25,062	12/19/07	(217)
DKK	627	USD	119	12/19/07	(3)
DKK	3,540	USD	662	12/19/07	(26)
EUR	3	USD	5	11/01/07	—
EUR	117	USD	168	11/01/07	(1)
EUR	577	USD	843	11/01/07	7
EUR	614	USD	886	11/01/07	(3)
EUR	28	USD	40	11/02/07	—
EUR	131	USD	190	11/05/07	—
EUR	6	USD	8	12/19/07	—
EUR	1,000	USD	1,371	12/19/07	(78)
EUR	1,000	USD	1,373	12/19/07	(77)
EUR	1,000	USD	1,444	12/19/07	(5)
EUR	1,500	USD	2,057	12/19/07	(117)
EUR	1,800	USD	2,502	12/19/07	(107)
EUR	1,800	USD	2,554	12/19/07	(55)
EUR	2,000	USD	2,802	12/19/07	(97)
EUR	3,000	USD	4,118	12/19/07	(231)
EUR	3,000	USD	4,253	12/19/07	(95)
EUR	3,000	USD	4,272	12/19/07	(76)
EUR	3,800	USD	5,361	12/19/07	(147)
EUR	4,000	USD	5,493	12/19/07	(306)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	4,700	USD	6,811	12/19/07	(1)
EUR	5,000	USD	7,246	12/19/07	(1)
EUR	5,777	USD	8,202	12/19/07	(171)
EUR	5,777	USD	8,201	12/19/07	(173)
EUR	5,777	USD	8,203	12/19/07	(170)
EUR	6,000	USD	8,232	12/19/07	(465)
EUR	10,500	USD	14,407	12/19/07	(812)
EUR	13,000	USD	18,424	12/19/07	(420)
EUR	22,000	USD	30,189	12/19/07	(1,701)
EUR	35,935	USD	50,070	12/19/07	(2,018)
GBP	15	USD	31	11/01/07	—
GBP	256	USD	541	11/01/07	10
GBP	149	USD	308	11/02/07	(1)
GBP	87	USD	176	12/19/07	(4)
GBP	200	USD	406	12/19/07	(10)
GBP	300	USD	605	12/19/07	(17)
GBP	400	USD	807	12/19/07	(23)
GBP	400	USD	813	12/19/07	(18)
GBP	479	USD	969	12/19/07	(25)
GBP	800	USD	1,606	12/19/07	(55)
GBP	1,000	USD	2,008	12/19/07	(68)
GBP	1,000	USD	2,017	12/19/07	(59)
GBP	1,000	USD	2,039	12/19/07	(37)
GBP	1,100	USD	2,219	12/19/07	(65)
GBP	1,500	USD	2,985	12/19/07	(130)
GBP	1,500	USD	3,028	12/19/07	(86)
GBP	2,000	USD	4,036	12/19/07	(117)
GBP	2,000	USD	4,154	12/19/07	2
GBP	3,092	USD	6,239	12/19/07	(180)
GBP	3,092	USD	6,243	12/19/07	(177)
GBP	3,092	USD	6,246	12/19/07	(173)
GBP	3,463	USD	6,999	12/19/07	(190)
GBP	4,400	USD	8,884	12/19/07	(251)
GBP	4,900	USD	9,987	12/19/07	(186)
GBP	6,184	USD	12,497	12/19/07	(341)
GBP	7,800	USD	15,744	12/19/07	(449)
GBP	24,366	USD	49,448	12/19/07	(1,137)
GBP	17,173	USD	35,242	01/31/08	(355)
HKD	1,476	USD	190	11/01/07	—
HKD	5,787	USD	747	11/01/07	—
HKD	20	USD	3	11/06/07	—
IDR	551,965	USD	61	11/05/07	—
IDR	1,844,177	USD	203	11/05/07	—
JPY	24,925	USD	199	11/01/07	(17)
JPY	42,519	USD	371	11/01/07	2
JPY	43,300	USD	378	11/01/07	2
JPY	28,696	USD	250	11/02/07	1

See accompanying notes which are an integral part of the financial statements.

International Securities Fund	73

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPY	51,427	USD	448	11/02/07	2
JPY	71,747	USD	622	11/02/07	—
JPY	14,398	USD	125	11/05/07	—
JPY	46,861	USD	406	11/05/07	—
JPY	50,000	USD	437	12/19/07	—
JPY	60,000	USD	522	12/19/07	(1)
JPY	100,000	USD	879	12/19/07	7
JPY	106,748	USD	916	12/19/07	(14)
JPY	150,000	USD	1,318	12/19/07	10
JPY	200,000	USD	1,757	12/19/07	13
JPY	200,000	USD	1,759	12/19/07	15
JPY	280,000	USD	2,439	12/19/07	(2)
JPY	300,000	USD	2,573	12/19/07	(43)
JPY	300,000	USD	2,613	12/19/07	(2)
JPY	300,000	USD	2,638	12/19/07	23
JPY	700,000	USD	6,144	12/19/07	41
JPY	880,000	USD	7,739	12/19/07	67
JPY	1,100,000	USD	9,580	12/19/07	(10)
JPY	1,135,000	USD	9,960	12/19/07	64
NOK	25,217	USD	4,664	12/19/07	(31)
NOK	25,217	USD	4,663	12/19/07	(32)
NOK	26,898	USD	4,974	12/19/07	(34)
SEK	4,390	USD	661	12/19/07	(30)
SGD	79	USD	53	12/19/07	(1)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					9,816

See accompanying notes which are an integral part of the financial statements.

74	International Securities Fund

Russell Investment Company

International Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	6.6	290,823
Consumer Discretionary	9.2	412,966
Consumer Staples	8.2	369,466
Financial Services	20.1	898,554
Health Care	5.7	257,136
Integrated Oils	5.5	246,436
Materials and Processing	11.2	504,088
Miscellaneous	1.1	47,781
Other Energy	1.9	86,437
Producer Durables	7.3	325,000
Technology	3.6	162,174
Utilities	11.6	522,038
Warrants & Rights	0.1	3,289
Short-Term Investments	7.0	314,455
Other Securities	17.9	801,488

Total Investments	117.0	5,242,131
Other Assets and Liabilities, Net	(17.0)	(760,198)

Net Assets	100.0	4,481,933

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.4	20,608
Asia	9.1	408,641
Europe	42.8	1,920,284
Japan	15.0	671,154
Latin America	3.8	173,078
Middle East	0.2	9,810
Netherlands Antilles	0.3	11,751
Other Regions	9.7	429,281
United Kingdom	17.8	796,036
Other Securities	17.9	801,488

Total Investments	117.0	5,242,131
Other Assets and Liabilities, Net	(17.0)	(760,198)

Net Assets	100.0	4,481,933

See accompanying notes which are an integral part of the financial statements.

International Securities Fund	75

Russell Investment Company

International Securities Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Australia	4.1
Austria	0.6
Belgium	0.7
Bermuda	0.9
Brazil	1.6
Canada	2.2
Cayman Islands	0.4
China	0.4
Colombia	0.1
Cyprus	0.1
Czech Republic	0.1
Denmark	0.9
Egypt	0.1
Finland	1.6
France	11.7
Germany	7.6
Greece	0.3
Hong Kong	1.7
India	0.3
Indonesia	0.2
Ireland	0.2
Israel	0.1
Italy	3.4
Japan	15.0
Luxembourg	0.8
Mauritius	—	*
Mexico	0.6
Netherlands	3.4
Netherlands Antilles	0.3
New Zealand	0.1
Norway	0.4
Portugal	0.1
Russia	0.2
Singapore	0.7
South Africa	0.5
South Korea	0.9
Spain	2.6
Sweden	1.0
Switzerland	6.7
Taiwan	0.5
Thailand	0.1
Turkey	0.2
United Kingdom	17.8
United States	0.3
Preferred Stocks	0.5
Warrants & Rights	0.1
Short-Term Investments	7.0
Other Securities	17.9

Total Investments	117.0
Other Assets and Liabilities, Net	(17.0)

Net Assets	100.0

Categories	% of Net Assets
Futures Contracts	0.2
Foreign Currency Exchange Contracts	0.2
Index Swaps	—	*

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

76	International Securities Fund

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Russell Investment Company

Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Global Equity Fund - Class S
Total Return
Inception*	13.90	%§

Global Equity Fund - Class E
Total Return
Inception*	13.70	%§

Global Equity Fund - Class C
Total Return
Inception*	13.10	%§

Global Equity Fund - Class A
Total Return
Inception*	7.16	%§

MSCI World Net Dividend Index**
Total Return
Inception*	14.42	%§

78	Global Equity Fund

Russell Investment Company

Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the period February 28, 2007 (inception of the Fund) through October 31, 2007, the Global Equity Fund Class A, Class C, Class E and Class S Shares gained 13.70%, 13.10%, 13.70% and 13.90%, respectively. This compared to the MSCI World Net Dividend® Index (USD) which gained 14.42% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2007, the Lipper® Global Multi-Cap Core Funds Average returned 13.44%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

In the face of the impact of developments in the subprime lending market, global equity markets continued to perform well as rate cuts by the Federal Reserve buoyed markets. Despite tremendous volatility and turmoil within credit markets around the world, global equities, as measured by the MSCI World Index, added 14.4% since the March 1, 2007 Fund launch. Global equity markets fell in the summer months as investors worried about the potential for subprime problems to spill over into the broader global economy. However, aggressive action by the Federal Reserve to lower the Federal Funds Rate by .50%, then another .25%, along with injections of liquidity into the short-term money markets to ease the liquidity crisis, led to a sharp recovery in global markets and Fund performance in August and September.

From a regional perspective, Japan continued to lag other regions, and was the only market to post a negative return for the period, falling 3% in U.S. dollar terms. Although managers increasingly found attractive opportunities in the region, the Fund benefited from its underweight to Japan. The Fund rotated away from Canada as managers took profits following good returns in the Canadian materials and financials following rising commodity prices. Additionally, the Fund’s managers rotated out of the U.S. and into Asia ex Japan, which positively contributed to Fund performance as Asia and Europe subsequently outperformed the U.S.

With the initial concerns regarding a U.S. housing slump and developments in the subprime lending market, managers rotated away from financials such that the Fund had a 2.7% underweight to the financials sector at the end of the fiscal year. The other rotation at the time was a move out of the materials sector, as managers were able to find fewer attractive opportunities. As such, the Fund held a 3.2% underweight to materials at the end of the fiscal year. A 6.7% overweight to the telecommunications sector was the Fund’s most substantial sector overweight as managers increasingly found attractive opportunities with companies that have benefited from globalization and growth in the emerging markets.

Aggressive growth managers tended to do best in this market environment, following the strong outperformance of market oriented, quantitative managers in the first quarter of the calendar year. Additionally, higher price/earnings stocks performed better than their cheaper counterparts. This has been a key driver of manager and Fund performance in recent quarters.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

While stock selection for the Fund has been strong since inception, the managers’ underweights to energy and materials were the main detractor from Fund performance. Commodity prices continued to climb with gold reaching 27-year highs and oil reaching a record $95 dollars a barrel. With commodities on the rise, the materials and energy sectors posted the strongest gains since March 1, rising 33.3% and 35.3% as measured by MSCI World. The strong gains in the metals and mining industry negatively impacted Fund performance as managers had in general rotated into other areas of the market with more attractive valuations. While most managers were underweight to the energy sector, some were able to add value through good stock selection in emerging market energy companies.

The Fund’s growth managers’ stock selection contributed positively to Fund performance. Stock selection was also strong in the technology sector. Stock selection was weakest in the consumer discretionary sector as U.S. housing companies performed poorly due to the escalation of the subprime mortgage problem. The consumer discretionary and financials sectors lagged the overall market, rising 5.7% and 2.7% as measured by MSCI World, as markets feared further subprime fallout would impact the consumer. While the Fund had a neutral weight to the financials sector, selection within the sector detracted from performance. Exposure within the sector

Global Equity Fund	79

Russell Investment Company

Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

to the mortgage backed securities hurt some of the larger diversified institutions, such UBS, RBS and Bear Stearns, who all lagged the benchmark. The Fund was also affected by some of the subprime mortgage impact that occurred within Europe. However, the Fund continued to benefit from a relatively large overweight to emerging markets as these markets continued to outperform developed markets. Overweights in China and Brazil were especially important contributors to Fund returns.

Since inception, the Fund has been significantly overweight to smaller capitalization companies than the MSCI World Index, as managers continued to find greater value in the smaller companies with higher growth prospects. While over the past few months smaller capitalization companies have fared worse than larger capitalization companies, the Fund’s small cap positioning contributed positively to performance.

Three of the Fund’s four managers outperformed during the period. T. Rowe Price International, Inc. outperformed by nearly 8% in a market where the manager’s exposures to growth and emerging markets were rewarded. Quantitative manager, ClariVest Asset Management LLC outperformed the Fund’s benchmark by almost 3% since inception even in an environment where returns of quantitative managers were negatively impacted by a liquidity crunch. Altrinsic Global Advisors, LLC was the only underperforming manager during the last quarter of the fiscal year. Altrinsic underperformed the Fund’s benchmark by nearly 9% since March 1, offsetting the gains made by both T. Rowe Price and ClariVest. While the overall market environment did not lend itself well to Altrinsic’s style, the manager did not outperform when expected during the more defensive periods when markets rewarded quality companies. However, in the fourth fiscal quarter, the Fund benefited from the addition of Gartmore Global Partners, a momentum growth manager, which has outperformed since being added to the Fund in September.

Describe any changes to the Fund’s structure or the money manager line-up.

During the fourth fiscal quarter, Gartmore Global Partners was added at a 10% weight to the Fund. Also during the fourth fiscal quarter, manager weights were adjusted, moving 10% of the Fund from Altrinsic to T. Rowe Price.

Money Managers as of October 31, 2007	Styles
Altrinsic Global Advisors, LLC	Value
ClariVest Asset Management LLC	Market-Oriented
Gartmore Global Partners	Growth
T. Rowe Price International, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on February 28, 2007.

**	The Morgan Stanley Capital International (MSCI) World Net Dividend Index is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Global Equity Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,086.00	$1,017.19
Expenses Paid During Period*	$8.36	$8.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.59% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,081.30	$1,013.41
Expenses Paid During Period*	$12.28	$11.88

*	Expenses are equal to the Fund’s annualized expense ratio of 2.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,086.00	$1,017.14
Expenses Paid During Period*	$8.41	$8.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,086.80	$1,018.45
Expenses Paid During Period*	$7.05	$6.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.9%
Australia - 0.3%
Centennial Coal Co., Ltd. (Ñ)	238,174	960
Incitec Pivot, Ltd. (Ñ)	25,706	2,129

		3,089

Austria - 0.7%
Erste Bank der Oesterreichischen Sparkassen AG (Ñ)	105,139	8,581

Belgium - 0.4%
Dexia SA	93,213	3,001
Fortis	13,101	420
Mobistar SA	7,506	681

		4,102

Bermuda - 2.8%
Axis Capital Holdings, Ltd.	117,500	4,669
Central European Media Enterprises, Ltd. Class A (Æ)	19,700	2,261
Covidien, Ltd.	39,287	1,634
Everest Re Group, Ltd.	26,842	2,860
GOME Electrical Appliances Holdings, Ltd.	1,098,000	2,513
Marvell Technology Group, Ltd. (Æ)(Ñ)	324,700	5,854
Pacific Basin Shipping, Ltd.	2,255,529	5,120
RenaissanceRe Holdings, Ltd. (Ñ)	33,400	1,948
Tyco Electronics, Ltd.	32,737	1,168
Tyco International, Ltd.	103,737	4,271

		32,298

Brazil - 2.2%
B2W Companhia Global Do Varejo	84,500	4,584
Banco Itau Holding Financeira SA - ADR	362,100	10,338
Bovespa Holding SA (Æ)	186,300	3,338
Petroleo Brasileiro SA - ADR	31,600	2,629
Tam SA - ADR (Æ)(Ñ)	151,200	4,461

		25,350

British Virgin Islands - 0.2%
UTI Worldwide, Inc.	99,800	2,546

Canada - 1.0%
ARC Energy Trust (Ñ)	82,700	1,871
Breakwater Resources, Ltd. (Æ)	581,500	1,705
Gammon Gold, Inc. (Æ)(Ñ)	137,060	1,422
Husky Energy, Inc. (Ñ)	40,800	1,902

	Principal Amount ($) or Shares	Market Value $
Laurentian Bank of Canada	15,800	731
Rogers Communications, Inc. Class B	73,100	3,725

		11,356

Cayman Islands - 2.5%
ACE, Ltd.	91,600	5,552
GlobalSantaFe Corp.	52,400	4,246
Hutchison Telecommunications International, Ltd.	2,589,000	3,695
Noble Corp.	64,500	3,415
Seagate Technology (Ñ)	49,800	1,386
Tencent Holdings, Ltd.	329,000	2,853
Transocean, Inc. (Æ)	37,400	4,465
XL Capital, Ltd. Class A (Ñ)	40,500	2,914

		28,526

China - 0.9%
China Construction Bank Corp.	3,623,000	4,117
China Shenhua Energy Co., Ltd.	341,500	2,245
Industrial & Commercial Bank of China	4,215,000	4,027

		10,389

Denmark - 0.5%
Alm. Brand A/S (Æ)	9,900	657
D/S Norden A/S	39,475	4,918

		5,575

Egypt - 0.4%
Orascom Telecom Holding SAE	296,000	4,269

Finland - 0.4%
Nokia OYJ	110,090	4,373

France - 5.6%
Alcatel-Lucent	542,700	5,256
Alcatel-Lucent - ADR	275,460	2,669
AXA SA (Ñ)	96,179	4,318
BNP Paribas (Ñ)	8,356	926
Carrefour SA (Ñ)	46,958	3,390
Credit Agricole SA (Ñ)	19,317	766
France Telecom SA	103,462	3,827
JC Decaux SA (Ñ)	110,491	4,076
Nexans SA	4,817	826
Peugeot SA	39,355	3,660
Sanofi-Aventis (Ñ)	29,291	2,577
Schneider Electric SA (Ñ)	92,631	12,798
Societe Generale	49,156	8,286

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Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Total SA (Ñ)	72,992	5,891
Vivendi (Ñ)	125,184	5,652

		64,918

Germany - 3.3%
Allianz SE (Ñ)	19,086	4,306
Daimler AG	31,933	3,530
Deutsche Beteiligungs AG	20,244	708
Deutsche Telekom AG	130,381	2,677
E.ON AG	34,060	6,660
Hypo Real Estate Holding AG	73,100	4,366
MAN AG	23,086	4,147
Metro AG (Ñ)	44,072	4,001
Salzgitter AG	8,339	1,648
SAP AG	60,828	3,299
Siemens AG	17,056	2,324

		37,666

Greece - 0.6%
Mytilineos Holdings SA	4,917	292
National Bank of Greece SA	95,941	6,700

		6,992

Hong Kong - 1.0%
BOC Hong Kong Holdings, Ltd.	650,000	1,863
Cheung Kong Holdings, Ltd.	74,787	1,469
Hang Lung Group, Ltd.	419,069	2,473
Hutchison Whampoa, Ltd.	309,300	3,898
New World Development, Ltd.	416,000	1,492

		11,195

Ireland - 0.5%
Anglo Irish Bank Corp. PLC (Ñ)	257,178	4,331
Anglo Irish Bank Corp. PLC	117,322	1,981

		6,312

Italy - 2.8%
Alleanza Assicurazioni SpA (Ñ)	198,523	2,692
Banco Popolare Scarl (Æ)(Ñ)	94,645	2,279
Enel SpA (Ñ)	521,696	6,251
ENI SpA (Ñ)	92,719	3,388
Fiat SpA	134,088	4,346
Mediaset SpA	453,120	4,699
Telecom Italia SpA (Ñ)	2,057,859	5,329
UniCredito Italiano SpA	415,050	3,563

		32,547

	Principal Amount ($) or Shares	Market Value $
Japan - 8.7%
A&D Co., Ltd. (Ñ)	28,600	323
Astellas Pharma, Inc.	83,500	3,691
Bosch Corp. (Ñ)	107,000	560
Canon, Inc.	27,400	1,384
Daiwa House Industry Co., Ltd.	139,550	1,987
Eizo Nanao Corp.	19,100	640
Fuji Machine Manufacturing Co., Ltd.	31,700	708
Fuji Television Network, Inc.	1,357	2,736
FUJIFILM Holdings Corp.	27,500	1,314
Itochu Corp.	512,000	6,519
Japan Tobacco, Inc.	378	2,200
JFE Holdings, Inc.	21,900	1,279
Joyo Bank, Ltd. (The) (Ñ)	441,150	2,727
Jupiter Telecommunications Co., Ltd. (Æ)	2,572	2,065
Kansai Electric Power Co., Inc. (The)	86,500	1,947
Kawasaki Kisen Kaisha, Ltd. (Ñ)	281,000	3,894
Marubeni Corp.	96,000	822
MID Reit, Inc. Class A (ö)(Ñ)	285	1,251
Mitsubishi Estate Co., Ltd.	193,000	5,767
Mitsubishi Steel Manufacturing Co., Ltd.	298,000	1,444
Mitsubishi UFJ Financial Group, Inc.	157,290	1,567
Mitsui & Co., Ltd.	174,000	4,523
New City Residence Investment Corp. Class A (ö)	251	1,173
Nintendo Co., Ltd.	14,600	9,200
Nippon Commercial Investment Corp. (ö)	298	1,290
Nippon Residential Investment Corp. Class A (ö)	231	1,161
Nipponkoa Insurance Co., Ltd. (Ñ)	497,170	4,549
Nipro Corp. (Ñ)	59,000	1,125
Nissin Kogyo Co., Ltd.	23,900	618
Ricoh Co., Ltd.	24,000	473
Seven & I Holdings Co., Ltd.	165,229	4,254
SMC Corp.	9,678	1,296
Sony Corp. (Ñ)	12,800	632
Sumitomo Corp. (Ñ)	205,700	3,584
Sumitomo Metal Industries, Ltd.	299,000	1,473
Sumitomo Trust & Banking Co., Ltd. (The)	776,200	5,764
Takata Corp. (Ñ)	26,300	936
Toho Pharmaceutical Co., Ltd. (Ñ)	32,200	567
Toyota Motor Corp.	222,600	12,717
Yamaha Motor Co., Ltd.	16,700	475

		100,635

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Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mexico - 2.4%
America Movil SAB de CV	271,400	17,747
Grupo Financiero Banorte SAB de CV	2,079,000	9,769

		27,516

Netherlands - 1.5%
Corporate Express (Ñ)	224,500	2,501
Heineken NV (Ñ)	61,831	4,336
ING Groep NV	98,664	4,453
Koninklijke Philips Electronics NV	51,292	2,130
TomTom NV (Æ)(Ñ)	50,040	4,009

		17,429

Netherlands Antilles - 0.4%
Schlumberger, Ltd.	51,800	5,002

Oman - 0.2%
Bank Muscat SAOG - GDR	155,555	2,489

Russia - 0.8%
Gazprom OAO - ADR	177,600	8,876

Singapore - 0.5%
DBS Group Holdings, Ltd.	86,000	1,343
Flextronics International, Ltd. (Æ)	167,480	2,062
Neptune Orient Lines, Ltd. (Ñ)	819,000	2,959

		6,364

South Korea - 0.3%
Kookmin Bank - ADR	33,977	2,775
Samsung Electronics Co., Ltd.	2,127	1,321

		4,096

Spain - 2.9%
Telefonica SA (Ñ)	1,007,928	33,373

Sweden - 1.7%
Atlas Copco AB Class A (Æ)	501,300	8,401
JM AB	21,600	481
Nordea Bank AB	126,551	2,272
Peab AB	44,900	408
Peab Industri AB Class B (Æ)	21,900	186
Skandinaviska Enskilda Banken AB Class A	78,100	2,403
Telefonaktiebolaget LM Ericsson Class B	1,726,635	5,187

		19,338

	Principal Amount ($) or Shares	Market Value $
Switzerland - 4.2%
ABB, Ltd.	132,574	4,009
EMS-Chemie Holding AG	2,393	352
Galenica AG	1,900	920
Julius Baer Holding AG	41,116	3,579
Nestle SA	38,529	17,810
Swiss Reinsurance	66,139	6,228
Swisscom AG	13,088	4,849
Temenos Group AG (Æ)	29,665	830
UBS AG	80,442	4,317
Zurich Financial Services AG	18,116	5,475

		48,369

Thailand - 0.1%
Bangkok Bank PCL	427,900	1,616

Turkey - 0.4%
Turkiye Garanti Bankasi AS	474,000	4,390

United Kingdom - 8.8%
Amdocs, Ltd. (Æ)	120,900	4,159
Anglo American PLC	45,131	3,116
AstraZeneca PLC	19,049	941
BHP Billiton PLC	252,417	9,629
BP PLC - ADR	62,276	4,857
British Energy Group PLC	55,724	620
Britvic PLC	79,857	598
Cadbury Schweppes PLC	419,272	5,563
Carphone Warehouse Group PLC	233,146	1,704
Centrica PLC	533,340	4,101
Diageo PLC	264,395	6,061
GlaxoSmithKline PLC	251,896	6,497
HBOS PLC	50,772	926
HSBC Holdings PLC	165,762	3,284
Kingfisher PLC	1,322,372	5,440
Lloyds TSB Group PLC	56,352	641
Marston’s PLC	76,141	546
Rio Tinto PLC	108,621	10,169
Royal Bank of Scotland Group PLC	322,251	3,477
Scottish & Southern Energy PLC	72,142	2,340
Tesco PLC	42,849	435
Venture Production PLC (Ñ)	128,680	2,128
Vodafone Group PLC	1,407,107	5,550
Vodafone Group PLC - ADR	177,833	6,983
William Morrison Supermarkets PLC	585,952	3,615
WPP Group PLC	372,928	5,106
Xstrata PLC	48,742	3,500

		101,986

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Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States - 34.9%
Aetna, Inc.	46,600	2,618
Alon USA Energy, Inc. (Ñ)	30,400	1,118
Altria Group, Inc.	81,221	5,923
AMBAC Financial Group, Inc. (Ñ)	69,930	2,576
American International Group, Inc.	14,800	934
American Tower Corp. Class A (Æ)	371,100	16,395
Anheuser-Busch Cos., Inc.	43,200	2,215
Anixter International, Inc. (Æ)(Ñ)	9,300	668
Annaly Capital Management, Inc. (ö)	206,900	3,536
Apache Corp.	24,184	2,511
Apple, Inc. (Æ)	26,600	5,053
Applied Materials, Inc.	150,300	2,919
AT&T, Inc.	177,400	7,414
ATP Oil & Gas Corp. (Æ)	40,600	2,328
Baker Hughes, Inc.	48,700	4,223
Bear Stearns Cos., Inc. (The) (Ñ)	46,300	5,260
Bed Bath & Beyond, Inc. (Æ)(Ñ)	91,300	3,099
BMC Software, Inc. (Æ)	19,200	650
Boeing Co.	47,470	4,680
Boston Scientific Corp. (Æ)	178,252	2,472
Brocade Communications Systems, Inc. (Æ)	184,630	1,756
Cameron International Corp. (Æ)	41,600	4,050
Caterpillar, Inc.	40,200	2,999
Celgene Corp. (Æ)(Ñ)	27,600	1,822
Cephalon, Inc. (Æ)(Ñ)	39,700	2,927
Cisco Systems, Inc. (Æ)	220,070	7,276
Coca-Cola Co. (The)	39,100	2,415
Cognizant Technology Solutions Corp. Class A (Æ)	24,000	995
ConocoPhillips	49,220	4,182
Consol Energy, Inc.	133,300	7,531
Constellation Energy Group, Inc. (Ñ)	9,600	909
Cooper Cos., Inc. (The) (Ñ)	71,010	2,982
Cummins, Inc. (Ñ)	14,800	1,775
CVS Caremark Corp.	39,500	1,650
Deere & Co.	8,300	1,286
DR Horton, Inc. (Ñ)	554,900	7,042
ENSCO International, Inc. (Ñ)	23,700	1,315
EOG Resources, Inc.	20,890	1,851
FMC Corp.	29,800	1,713
Freeport-McMoRan Copper & Gold, Inc. Class B	17,400	2,048
Genentech, Inc. (Æ)	169,100	12,535
General Electric Co.	84,076	3,461
General Motors Corp. (Ñ)	112,084	4,393
Gilead Sciences, Inc. (Æ)	96,500	4,457

	Principal Amount ($) or Shares	Market Value $
Goldman Sachs Group, Inc. (The) (Ñ)	48,400	11,999
Google, Inc. Class A (Æ)	16,200	11,453
Healthsouth Corp. (Æ)(Ñ)	133,259	2,672
Healthspring, Inc. (Æ)	71,300	1,497
Hess Corp.	49,000	3,509
Hewlett-Packard Co.	225,300	11,643
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	169,700	1,929
Humana, Inc. (Æ)(Ñ)	23,800	1,784
ImClone Systems, Inc. (Æ)	50,838	2,194
Ingram Micro, Inc. Class A (Æ)	148,800	3,161
InterActiveCorp (Æ)(Ñ)	75,861	2,235
International Business Machines Corp.	72,700	8,442
International Game Technology	94,500	4,121
Johnson Controls, Inc.	96,400	4,215
JPMorgan Chase & Co.	97,177	4,567
Juniper Networks, Inc. (Æ)	236,800	8,525
Kraft Foods, Inc. Class A	18,777	627
Lam Research Corp. (Æ)(Ñ)	11,900	597
Lennar Corp. Class A (Ñ)	272,300	6,222
Liberty Media Corp.—Capital Series A (Æ)	44,078	5,509
Lincare Holdings, Inc. (Æ)(Ñ)	54,700	1,902
Lockheed Martin Corp.	52,400	5,766
Massey Energy Co. (Ñ)	48,090	1,523
McDonald’s Corp.	144,200	8,609
MEMC Electronic Materials, Inc. (Æ)	9,500	696
Merck & Co., Inc.	38,900	2,266
Merrill Lynch & Co., Inc.	36,600	2,416
Microsoft Corp.	319,062	11,745
Molson Coors Brewing Co. Class B	60,274	3,449
Monster Worldwide, Inc. (Æ)	127,600	5,178
Morgan Stanley	25,800	1,735
Murphy Oil Corp.	75,900	5,589
NII Holdings, Inc. (Æ)	59,300	3,439
Noble Energy, Inc.	21,251	1,627
OfficeMax, Inc.	79,789	2,525
Oracle Corp. (Æ)	431,006	9,555
Peabody Energy Corp.	77,600	4,326
PPG Industries, Inc. (Ñ)	25,600	1,913
Precision Castparts Corp.	44,000	6,592
Principal Financial Group, Inc. (Ñ)	82,400	5,576
Procter & Gamble Co.	7,100	494
Protective Life Corp.	61,172	2,622
Prudential Financial, Inc.	18,900	1,828
QLogic Corp. (Æ)	126,180	1,960
Qualcomm, Inc.	62,100	2,654
Red Hat, Inc. (Æ)(Ñ)	84,500	1,824

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Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Schering-Plough Corp.	199,900	6,101
Smith International, Inc.	71,500	4,723
Sprint Nextel Corp. (Ñ)	298,963	5,112
Stillwater Mining Co. (Æ)(Ñ)	121,899	1,357
SYNNEX Corp. (Æ)(Ñ)	42,700	955
Thermo Fisher Scientific, Inc. (Æ)	12,000	706
Torchmark Corp.	66,286	4,319
Travelers Cos., Inc. (The)	8,300	433
Unit Corp. (Æ)	11,600	554
United Technologies Corp.	62,000	4,749
UnitedHealth Group, Inc.	106,200	5,220
Valero Energy Corp.	32,400	2,282
WellPoint, Inc. (Æ)	41,700	3,304
WR Berkley Corp.	29,900	900
Wyeth	112,851	5,488
XM Satellite Radio Holdings, Inc. Class A (Æ)(Ñ)	251,500	3,340

		404,215

Total Common Stocks
(cost $977,817)		1,085,778

Preferred Stocks - 0.3%
Germany - 0.3%
Henkel KGaA (Ñ)	75,784	3,881

Total Preferred Stocks
(cost $3,626)		3,881

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 4.8%
United States - 4.8%
Russell Investment Company Money Market Fund	48,438,000	48,438
United States Treasury Bills(ç)(ž)(§) 3.691% due 12/20/07	7,500	7,463

Total Short-Term Investments
(cost $55,901)		55,901

Other Securities - 12.2%
Russell Investment Company Money Market Fund (×)	31,256,048	31,256
State Street Securities Lending Quality Trust (×)	109,846,007	109,846

Total Other Securities
(cost $141,102)		141,102

Total Investments - 111.2%
(identified cost $1,178,446)		1,286,662

Other Assets and Liabilities, Net - (11.2%)		(129,590)

Net Assets - 100.0%		1,157,072

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund	87

Russell Investment Company

Global Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
EUR STOXX 50 Index (EMU) expiration date 12/07 (190)	EUR	12,381	260

FTSE 100 Index (United Kingdom) expiration date 12/07 (44)	GBP	6,168	195

Hang Seng Index (Hong Kong) expiration date 11/07 (4)	HKD	807	28

S&P 500 E-Mini expiration date 12/07 (52)	USD	4,043	77

S&P 500 Index expiration date 12/07 (60)	USD	23,324	344

TSE 60 Index (Canada) expiration date 12/07 (14)	CAD	2,513	112

SPI 200 Index (Australia) expiration date 12/07 (13)	AUD	2,046	93

TOPIX Index (Japan) expiration date 12/07 (42)	JPY	5,889	218

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			1,327

See accompanying notes which are an integral part of the financial statements.

88	Global Equity Fund

Russell Investment Company

Global Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	86	AUD	100	12/19/07	6
USD	89	AUD	100	12/19/07	3
USD	172	AUD	200	12/19/07	13
USD	246	AUD	300	12/19/07	31
USD	248	AUD	300	12/19/07	29
USD	252	AUD	300	12/19/07	25
USD	328	AUD	400	12/19/07	42
USD	522	AUD	600	12/19/07	32
USD	660	AUD	800	12/19/07	80
USD	908	AUD	1,100	12/19/07	109
USD	1,198	AUD	1,450	12/19/07	142
USD	2,149	AUD	2,600	12/19/07	254
USD	3,132	AUD	3,800	12/19/07	380
USD	95	CAD	100	12/19/07	10
USD	95	CAD	100	12/19/07	10
USD	102	CAD	100	12/19/07	3
USD	205	CAD	200	12/19/07	5
USD	207	CAD	200	12/19/07	4
USD	698	CAD	700	12/19/07	40
USD	773	CAD	800	12/19/07	70
USD	785	CAD	825	12/19/07	84
USD	1,141	CAD	1,200	12/19/07	123
USD	3,663	CAD	3,850	12/19/07	392
USD	4,276	CAD	4,500	12/19/07	463
USD	600	CHF	696	11/01/07	2
USD	398	EUR	275	11/01/07	1
USD	58	EUR	40	11/05/07	—
USD	683	EUR	500	12/19/07	41
USD	699	EUR	500	12/19/07	25
USD	704	EUR	500	12/19/07	20
USD	712	EUR	500	12/19/07	12
USD	714	EUR	500	12/19/07	10
USD	715	EUR	500	12/19/07	8
USD	1,368	EUR	1,000	12/19/07	80
USD	1,395	EUR	1,000	12/19/07	53
USD	1,416	EUR	1,000	12/19/07	32
USD	1,500	EUR	1,100	12/19/07	93
USD	1,784	EUR	1,300	12/19/07	98
USD	3,543	EUR	2,500	12/19/07	76
USD	7,270	EUR	5,300	12/19/07	403
USD	11,663	EUR	8,500	12/19/07	640
USD	19,484	EUR	14,200	12/19/07	1,071
USD	27,188	EUR	19,800	12/19/07	1,473
USD	399	GBP	200	12/19/07	16
USD	401	GBP	200	12/19/07	14
USD	403	GBP	200	12/19/07	11
USD	406	GBP	200	12/19/07	9

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	408	GBP	200	12/19/07	7
USD	408	GBP	200	12/19/07	7
USD	802	GBP	400	12/19/07	27
USD	1,003	GBP	500	12/19/07	34
USD	1,013	GBP	500	12/19/07	24
USD	1,611	GBP	800	12/19/07	48
USD	3,897	GBP	1,930	12/19/07	106
USD	6,054	GBP	3,000	12/19/07	169
USD	10,598	GBP	5,250	12/19/07	291
USD	12,111	GBP	6,000	12/19/07	334
USD	355	JPY	40,000	12/19/07	(6)
USD	436	JPY	50,000	12/19/07	—
USD	438	JPY	50,000	12/19/07	(2)
USD	438	JPY	50,000	12/19/07	(2)
USD	441	JPY	50,000	12/19/07	(5)
USD	443	JPY	50,000	12/19/07	(7)
USD	690	JPY	80,000	12/19/07	8
USD	1,142	JPY	130,000	12/19/07	(8)
USD	1,588	JPY	180,000	12/19/07	(18)
USD	4,959	JPY	565,000	12/19/07	(30)
USD	5,270	JPY	600,000	12/19/07	(36)
USD	8,775	JPY	1,000,000	12/19/07	(51)
USD	13,186	JPY	1,500,000	12/19/07	(100)
USD	589	MXN	6,309	11/05/07	3
AUD	100	USD	93	12/19/07	1
AUD	100	USD	85	12/19/07	(7)
AUD	100	USD	88	12/19/07	(4)
AUD	100	USD	83	12/19/07	(10)
AUD	150	USD	134	12/19/07	(4)
AUD	200	USD	178	12/19/07	(7)
AUD	300	USD	264	12/19/07	(13)
AUD	300	USD	245	12/19/07	(33)
AUD	400	USD	366	12/19/07	(3)
AUD	2,500	USD	2,095	12/19/07	(215)
AUD	5,830	USD	4,801	12/19/07	(587)
CAD	50	USD	49	12/19/07	(4)
CAD	100	USD	102	12/19/07	(3)
CAD	100	USD	102	12/19/07	(3)
CAD	150	USD	155	12/19/07	(3)
CAD	200	USD	212	12/19/07	2
CAD	200	USD	195	12/19/07	(16)
CAD	300	USD	301	12/19/07	(15)
CAD	350	USD	353	12/19/07	(15)
CAD	650	USD	675	12/19/07	(9)
CAD	2,600	USD	2,519	12/19/07	(219)
CAD	5,800	USD	5,510	12/19/07	(598)
CHF	1,275	USD	1,099	11/02/07	(2)

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund	89

Russell Investment Company

Global Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
EUR	200	USD	280	12/19/07	(9)
EUR	200	USD	290	12/19/07	—
EUR	200	USD	275	12/19/07	(15)
EUR	500	USD	708	12/19/07	(15)
EUR	500	USD	706	12/19/07	(18)
EUR	600	USD	857	12/19/07	(12)
EUR	700	USD	973	12/19/07	(41)
EUR	800	USD	1,132	12/19/07	(26)
EUR	1,000	USD	1,418	12/19/07	(30)
EUR	1,100	USD	1,568	12/19/07	(24)
EUR	1,300	USD	1,842	12/19/07	(40)
EUR	2,500	USD	3,600	12/19/07	(19)
EUR	11,000	USD	15,305	12/19/07	(618)
EUR	29,400	USD	40,311	12/19/07	(2,248)
GBP	100	USD	204	12/19/07	(4)
GBP	100	USD	204	12/19/07	(3)
GBP	100	USD	202	12/19/07	(5)
GBP	200	USD	408	12/19/07	(7)
GBP	200	USD	415	12/19/07	1
GBP	200	USD	403	12/19/07	(12)
GBP	250	USD	512	12/19/07	(7)
GBP	300	USD	597	12/19/07	(25)
GBP	350	USD	714	12/19/07	(12)
GBP	400	USD	815	12/19/07	(14)
GBP	450	USD	922	12/19/07	(12)
GBP	3,900	USD	7,888	12/19/07	(202)
GBP	10,125	USD	20,439	12/19/07	(562)
HKD	2,611	USD	337	11/01/07	—
JPY	10,000	USD	88	12/19/07	1
JPY	10,000	USD	87	12/19/07	—
JPY	30,000	USD	261	12/19/07	—
JPY	50,000	USD	430	12/19/07	(6)
JPY	50,000	USD	430	12/19/07	(6)
JPY	50,000	USD	439	12/19/07	3
JPY	100,000	USD	871	12/19/07	(1)
JPY	110,000	USD	959	12/19/07	(1)
JPY	150,000	USD	1,320	12/19/07	12
JPY	160,000	USD	1,407	12/19/07	11
JPY	750,000	USD	6,578	12/19/07	35
JPY	2,254,000	USD	19,815	12/19/07	151

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					1,784

See accompanying notes which are an integral part of the financial statements.

90	Global Equity Fund

Russell Investment Company

Global Equity Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	4.6	55,133
Consumer Discretionary	9.8	113,605
Consumer Staples	5.7	67,559
Financial Services	20.0	227,858
Health Care	7.2	82,549
Integrated Oils	2.8	31,947
Materials and Processing	5.7	68,066
Miscellaneous	1.5	15,845
Other Energy	6.3	73,170
Producer Durables	9.9	112,772
Technology	9.2	107,592
Utilities	11.5	133,563
Short-Term Investments	4.8	55,901
Other Securities	12.2	141,102

Total Investments	111.2	1,286,662
Other Assets and Liabilities, Net	(11.2)	(129,590)

Net Assets	100.0	1,157,072

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Asia	3.1	36,749
Europe	26.6	306,722
Japan	8.7	100,635
Latin America	9.9	113,690
Middle East	0.6	6,758
Netherlands Antilles	0.4	5,002
Other Regions	40.7	471,472
United Kingdom	9.0	104,532
Other Securities	12.2	141,102

Total Investments	111.2	1,286,662
Other Assets and Liabilities, Net	(11.2)	(129,590)

Net Assets	100.0	1,157,072

See accompanying notes which are an integral part of the financial statements.

Global Equity Fund	91

Russell Investment Company

Global Equity Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Australia	0.3
Austria	0.7
Belgium	0.4
Bermuda	2.8
Brazil	2.2
British Virgin Islands	0.2
Canada	1.0
Cayman Islands	2.5
China	0.9
Denmark	0.5
Egypt	0.4
Finland	0.4
France	5.6
Germany	3.3
Greece	0.6
Hong Kong	1.0
Ireland	0.5
Italy	2.8
Japan	8.7
Mexico	2.4
Netherlands	1.5
Netherlands Antilles	0.4
Oman	0.2
Russia	0.8
Singapore	0.5
South Korea	0.3
Spain	2.9
Sweden	1.7
Switzerland	4.2
Thailand	0.1
Turkey	0.4
United Kingdom	8.8
United States	34.9
Preferred Stocks	0.3
Short-Term Investments	4.8
Other Securities	14.6

Total Investments	113.6
Other Assets and Liabilities Net	(13.6)

100.0

Futures Contracts	0.1
Foreign Currency Exchange Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

92	Global Equity Fund

(This page intentionally left blank)

Russell Investment Company

Multistrategy Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Multistrategy Bond Fund - Class S
	Total Return
1 Year	4.89%
5 Years	5.02	%§
10 Years	5.52	%§

Multistrategy Bond Fund - Class E‡
	Total Return
1 Year	4.64%
5 Years	4.77	%§
10 Years	5.27	%§

Multistrategy Bond Fund - Class C‡‡
	Total Return
1 Year	3.88%
5 Years	3.99	%§
10 Years	4.60	%§

Multistrategy Bond Fund - Class A‡‡‡
	Total Return
1 Year	0.77%
5 Years	3.98	%§
10 Years	4.86	%§

Lehman Brothers Aggregate Bond Index**
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

94	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Multistrategy Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Multistrategy Bond Fund Class A, Class C, Class E and Class S Shares gained 4.67%, 3.88%, 4.64% and 4.89% respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ended October 31, 2007, the Lipper® BBB Rated Corporate Debt Funds Average returned 4.43%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average returned 4.05%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper BBB Rated Fixed Income Funds Average.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase; therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Several of the Fund’s money managers successfully increased their duration exposure as interest rates declined and, therefore, made positive contributions to performance. Sector allocation and security selection decisions had mixed results as several of the Fund’s money managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

At the manager level, managers that underperformed over the year included Delaware Management Company, whose performance suffered from allocations to corporate bonds, and Drake Capital Management, LLC, whose performance suffered from duration and mortgage-backed security issues. Pacific Investment Management Company LLC (“PIMCO”) was the best performing manager driven mainly by its duration and sector allocation decisions. Goldman Sachs Asset Management, L.P. also generated positive performance as duration management as well as investments in securities outside of the U.S. generated positive excess return.

Describe any changes to the Fund’s structure or the money manager line-up.

In July 2007, Morgan Stanley Investment Management, Inc. was replaced with Drake Capital Management, LLC.

Multistrategy Bond Fund	95

Russell Investment Company

Multistrategy Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
Bear Stearns Asset Management Inc.	Sector Rotation
Drake Capital Management, LLC	Fully Discretionary
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Delaware Management Company, a series of Delaware Management Business Trust	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class E Shares on September 11, 1998. The returns shown for Class E Shares prior to September 11, 1998 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to September 10, 1998 and the returns of the Fund’s Class E Shares from September 11, 1998 to January 26, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to September 10, 1998 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, returns shown for that period would have been lower. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from September 11, 1998 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

96	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,022.60	$1,020.11
Expenses Paid During Period*	$5.15	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,018.80	$1,016.43
Expenses Paid During Period*	$8.85	$8.84

*	Expenses are equal to the Fund’s annualized expense ratio of 1.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,022.40	$1,020.21
Expenses Paid During Period*	$5.05	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Multistrategy Bond Fund	97

Russell Investment Company

Multistrategy Bond Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,023.70	$1,021.48
Expenses Paid During Period*	$3.77	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

98	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 97.8%
Asset-Backed Securities - 9.8%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.173% due 07/25/34	243	236
ACE Securities Corp. (Ê)
Series 2003-HE1 Class M1
5.523% due 11/25/33	4,618	4,522
Series 2003-OP1 Class M2
6.373% due 12/25/33	605	590
Series 2004-IN1 Class A1
5.193% due 05/25/34	291	282
Series 2005-HE3 Class A2C
5.193% due 05/25/35	12,418	12,377
Series 2005-HE7 Class A2B
5.053% due 11/25/35	1,219	1,213
Series 2005-SD3 Class A
5.273% due 08/25/45	1,992	1,970
Series 2006-ASP Class A2A
4.943% due 12/25/35	344	343
4.953% due 10/25/36	496	490
Series 2006-HE2 Class A2A
4.933% due 05/25/36	653	651
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.523% due 01/25/34	1,255	1,137
Alliance Bancorp Trust (Ê)
Series 2007-OA1 Class A1
5.113% due 07/25/37	4,504	4,431
American Airlines, Inc.
Series 01-1
6.817% due 11/23/12	5,820	5,660
6.977% due 05/23/21	194	182
American Express Credit Account Master Trust
Series 2001-5 Class B
5.102% due 11/15/10	1,492	1,492
Series 2003-1 Class B (Ê)
5.491% due 09/15/10	8,632	8,641
Series 2003-2 Class B (Ê)
5.461% due 10/15/10	4,500	4,505
Series 2004-1
4.902% due 09/15/11	117	117
Series 2004-4 Class B
5.371% due 03/15/12	1,749	1,743
Series 2004-5 Class B
5.341% due 04/16/12	1,224	1,219

	Principal Amount ($) or Shares	Market Value $
Series 2004-C Class C (Ê)(Å)
5.591% due 02/15/12	19,550	19,528
Series 2005-3 Class B
5.231% due 01/18/11	466	465
Series 2007-3 Class A (Ê)
5.091% due 10/15/12	3,550	3,532
American Express Issuance Trust (Ê)
Series 2007-1 Class B
5.266% due 09/15/11	4,500	4,500
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.556% due 02/25/33	655	503
Series 2004-R8 Class A5
5.243% due 09/25/34	318	316
Series 2004-R10 Class A5
5.263% due 11/25/34	3	3
Series 2005-R3 Class A1A
5.073% due 05/25/35	8,041	7,872
Series 2005-R5 Class A2B
5.103% due 07/25/35	1,649	1,643
Series 2005-R6 Class A2
5.073% due 08/25/35	13,331	12,899
Series 2005-R7 Class A2C
5.133% due 09/25/35	2,121	2,097
Series 2006-R1 Class A2C
5.063% due 08/01/16	820	791
Argent Securities, Inc. (Ê)
Series 2005-W2 Class A2B2
5.133% due 10/25/35	2,007	1,983
Series 2006-M2 Class A2A
4.923% due 09/25/36	289	287
Series 2006-M3 Class A2A
4.923% due 10/25/36	1,279	1,266
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
4.933% due 01/25/37	2,087	2,063
Series 2006-OPT Class A3A
4.933% due 10/25/36	1,015	1,006
4.933% due 11/25/36	708	705
Bank of America Credit Card Trust (Ê)
Series 2006-C4 Class C4
5.321% due 11/15/11	13,292	13,086
Series 2006-C7 Class C7
5.321% due 03/15/12	1,300	1,280
Bank One Issuance Trust
Series 2003-A3 Class A3 (Ê)
5.201% due 12/15/10	3,800	3,801

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-B1 Class B1 (Ê)
5.461% due 12/15/10	2,516	2,519
Series 2003-C4 Class C4
6.121% due 02/15/11	1,866	1,868
Series 2004-B1 Class B1 (Ê)
4.972% due 03/15/12	1,942	1,937
Bayview Financial Acquisition Trust
Series 2004-C Class A1 (Ê)
5.549% due 05/28/44	535	527
Series 2006-A Class 1A3
5.865% due 02/28/41	1,540	1,477
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2004-BO1 Class 1A1 5.073% due 09/25/34	141	141
Series 2005-AQ1 Class 2A1 5.093% due 03/25/35	245	243
Series 2005-HE6 Class A2 5.113% due 06/25/35	2,188	2,187
Series 2006-HE3 Class A1 4.953% due 04/25/36	1,248	1,241
Burlington Northern Santa Fe Corp.
4.967% due 04/01/23	222	212
Capital One Multi-Asset Execution Trust
Series 2007-A7 Class A7 5.750% due 07/15/20	2,810	2,842
Cendant Timeshare Receivables Funding LLC (Þ)
Series 2004-1A Class A1 3.670% due 05/20/16	97	94
Centex Home Equity
Series 2002-D Class AF4 5.210% due 11/25/28	152	150
Series 2005-C Class AV3 (Ê) 5.103% due 06/25/35	6,481	6,467
Series 2005-D Class AF4 5.270% due 10/25/35	1,000	993
Series 2006-A Class AV2 (Ê) 4.973% due 06/25/36	3,000	2,957
Chase Credit Card Master Trust
Series 2002-3 Class B 5.102% due 09/15/11	1,458	1,457
Series 2003-2 Class B (Ê) 5.441% due 07/15/10	7,999	8,008
Series 2003-3 Class B 5.441% due 10/15/10	758	758
Series 2003-6 Class A (Ê) 5.201% due 02/15/11	1,300	1,299

	Principal Amount ($) or Shares	Market Value $
Series 2003-6 Class B 5.441% due 02/15/11	1,307	1,306
Series 2003-6 Class C (Ê) 5.891% due 02/15/11	1,500	1,497
Chase Issuance Trust
Series 2004-C3 Class C3 (Ê) 5.561% due 06/15/12	900	890
Series 2005-A12 Class A (Ê) 5.101% due 02/15/11	1,500	1,497
Series 2005-C1 Class C1 (Ê) 5.461% due 11/15/12	9,000	8,852
Series 2005-C3 Class C3 4.992% due 11/15/12	1,166	1,144
Series 2006-A3 Class A3 (Ê) 5.081% due 07/15/11	1,100	1,097
Series 2006-B1 Class B1 5.241% due 04/15/13	2,831	2,797
Series 2006-B2 Class B 5.191% due 10/15/12	2,612	2,582
Series 2006-C3 Class C3 (Ê) 5.321% due 06/15/11	1,600	1,582
Series 2007-A17 Class A 5.120% due 10/15/14	325	325
CIT Mortgage Loan Trust (Ê)(Å)
Series 2007-1 Class 2A1 6.129% due 10/01/37	6,200	6,200
Series 2007-1 Class 2A2 6.379% due 10/01/37	1,700	1,700
Series 2007-1 Class 2A3 6.579% due 10/01/37	3,150	3,150
Citibank Credit Card Issuance Trust
Series 2000-A3 Class A3 6.875% due 11/16/09	900	900
Series 2001-A1 Class A1 (Ê) 5.530% due 02/07/10	4,025	4,027
Series 2001-C1 Class C1 (Ê) 6.323% due 01/15/10	12,282	12,311
Series 2002-C3 Class C3 6.834% due 12/15/09	443	444
Series 2003-C1 Class C1 6.354% due 04/07/10	349	350
Series 2007-A1 Class A1 (Ê) 5.200% due 03/22/12	4,350	4,326
Series 2007-A8 Class A8 5.650% due 09/20/19	1,850	1,863
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-NC1 Class A2A 4.943% due 08/25/36	701	698

100	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-NC2 Class A2A 4.913% due 09/25/36	2,365	2,345
Series 2006-WFH Class A1 4.913% due 08/25/36	979	973
Series 2006-WFH Class A1A 4.943% due 01/25/36	191	191
Countrywide Alternative Loan Trust (Þ)
Interest Only STRIP
Series 2007-OA7 Class CP 2.465% due 05/25/47	5,631	223
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3 3.989% due 02/25/31	85	85
Series 2004-AB2 Class M3 (Ê) 5.473% due 05/25/36	1,165	1,065
Series 2004-BC1 Class M1 (Ê) 5.631% due 02/25/34	708	681
Series 2005-4 Class AF3 4.456% due 10/25/35	1,449	1,429
Series 2005-7 Class AF3 4.454% due 11/25/35	410	402
Series 2005-11 Class AF1 (Ê) 5.053% due 02/25/36	228	228
Series 2005-16 Class 2AF1 (Ê) 5.023% due 05/25/36	619	617
Series 2005-17 Class 1AF1 (Ê) 5.073% due 12/25/36	369	369
Series 2005-AB1 Class A2 (Ê) 5.083% due 10/25/34	2,395	2,371
Series 2006-1 Class AF3 5.348% due 07/25/36	2,025	1,995
Series 2006-3 Class 2A2 (Ê) 5.053% due 06/25/36	5,195	4,989
Series 2006-11 Class 1AF3 6.050% due 09/25/46	2,085	2,056
Series 2006-11 Class 1AF4 6.300% due 09/25/46	1,935	1,910
Series 2006-13 Class 1AF3 5.944% due 01/25/37	3,050	3,003
Series 2006-13 Class 3AV1 (Ê) 4.923% due 01/25/37	661	657
Series 2006-15 Class A1 (Ê) 4.983% due 10/25/46	586	582
Series 2006-15 Class A3 5.689% due 10/25/46	1,350	1,311
Series 2006-16 Class 2A1 (Ê) 4.923% due 12/25/46	221	220
Series 2006-19 Class 2A1 (Ê) 4.933% due 03/25/37	769	760

	Principal Amount ($) or Shares	Market Value $
Series 2006-22 Class 2A1 (Ê) 4.923% due 05/25/37	526	520
Series 2006-23 Class 2A1 (Ê) 4.923% due 11/25/37	512	506
Series 2006-BC1 Class 2A2 (Ê) 5.053% due 04/25/36	1,390	1,360
Series 2006-BC2 Class 2A1 (Ê) 4.913% due 07/25/36	2,094	2,082
Series 2006-S1 Class A2 5.549% due 08/25/21	495	490
Series 2006-S3 Class A2 6.085% due 06/25/21	2,100	2,026
Series 2006-S6 Class A2 5.519% due 03/25/34	5,025	4,908
Series 2006-S7 Class A3 5.712% due 04/25/35	5,860	5,552
Series 2006-S9 Class A3 5.728% due 08/25/36	1,490	1,366
Series 2007-4 Class A2 5.530% due 03/25/37	3,032	3,018
Countrywide Home Equity Loan Trust (Ê)
Series 2006-HW Class 2A1B 5.241% due 11/15/36	4,333	4,182
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-AGE Class A2 4.640% due 02/25/32	1,000	988
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5 4.585% due 10/25/34	770	746
Series 2006-CB5 Class A1 (Ê) 4.933% due 06/25/36	692	689
Series 2007-CB1 Class AF2 5.721% due 01/25/37	1,460	1,458
Daimler Chrysler Auto Trust
Series 2006-C Class A2 5.250% due 05/08/09	510	511
Dunkin Securitization (Þ)
Series 2006-1 Class A2 5.779% due 06/20/31	4,435	4,469
Entergy Gulf States, Inc. (Ê)
5.980% due 12/01/09	335	332
FBR Securitization Trust (Ê)
Series 2005-2 Class AV3A
5.163% due 09/25/35	4,689	4,675

Multistrategy Bond Fund	101

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2000-30 Class A5 8.610% due 12/25/30	513	523
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2004-FF1 Class A2 5.273% due 12/25/32	68	67
Series 2005-FF4 Class 2A3 5.093% due 05/25/35	301	301
Series 2005-FF9 Class A2 4.993% due 10/25/35	719	717
Series 2005-FFH Class A2B 5.123% due 06/25/36	6,397	6,384
Series 2006-FF1 Class A2 4.923% due 07/25/36	1,060	1,048
Series 2006-FF1 Class A3 4.923% due 11/25/36	1,043	1,022
Series 2006-FF2 Class A2 4.943% due 02/25/36	1,634	1,623
Series 2007-FF1 Class A2A 4.913% due 01/25/38	2,311	2,295
First USA Credit Card Master Trust (Ê)
Series 1998-6 Class A 5.195% due 04/18/11	5,400	5,401
Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF8 Class A2C 5.143% due 09/25/35	3,769	3,729
Fremont Home Loan Trust (Ê)
Series 2006-3 Class 2A1 4.943% due 02/25/37	891	886
Series 2006-E Class 2A1 4.933% due 01/25/37	515	509
GE Capital Credit Card Master Note Trust
Series 2005-3 Class B 5.391% due 06/15/13	1,049	1,041
Series 2006-1 Class A 5.080% due 09/15/12	4,960	4,993
GMAC Mortgage Corp. Loan Trust
Series 2007-HE2 Class A2 6.054% due 12/25/37	2,780	2,741
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	1,500	1,503
Green Tree Financial Corp.
Series 1994-1 Class A5 7.650% due 04/15/19	4,462	4,661

	Principal Amount ($) or Shares	Market Value $
Series 1994-3 Class A5 8.400% due 06/15/19	2,772	2,822
Series 1994-5 Class A5 8.300% due 12/15/19	193	201
GS Mortgage Securities Corp. (Å)
Series 2007-NIM Class N1 6.250% due 01/25/37	1,032	1,022
GSAA Trust
Series 2006-2 Class 2A3 (Ê) 5.143% due 12/25/35	2,675	2,620
Series 2006-4 Class 1A2 5.951% due 03/25/36	1,839	1,843
GSAMP Trust
Series 2003-HE2 Class M1 (Ê) 5.225% due 08/25/33	1,166	1,070
Series 2006-FM2 Class A2A (Ê) 4.943% due 09/25/36	538	534
Series 2006-HE1 Class A2A (Ê) 4.953% due 01/25/36	240	238
Series 2006-HE4 Class A2A (Ê) 4.943% due 06/25/36	883	879
Series 2006-S3 Class A1 6.085% due 05/25/36	2,453	1,649
Series 2007-FM1 Class A2A (Ê) 4.943% due 12/25/36	1,259	1,239
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A 5.288% due 01/20/34	2,572	2,510
Series 2007-2 Class A1V 5.088% due 07/21/36	2,467	2,446
Series 2007-3 Class APT 6.235% due 11/20/36	6,400	6,367
Home Equity Asset Trust (Ê)
Series 2005-2 Class 2A2 5.073% due 07/25/35	53	53
Series 2006-3 Class 2A1 4.943% due 07/25/36	235	234
Household Affinity Credit Card Master Note Trust I
Series 2003-1 Class C 6.541% due 02/15/10	396	397
Household Credit Card Master Note Trust I
Series 2006-1 Class A 5.100% due 06/15/12	2,770	2,786
Series 2006-1 Class B 5.231% due 06/15/12	932	923

102	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE1 Class 2A1 4.923% due 10/25/36	3,869	3,797
Series 2006-HE2 Class 2A1 5.181% due 12/25/36	1,006	989
Series 2006-OPT Class 2A1 4.953% due 12/25/35	281	279
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A 5.279% due 06/28/36	1,963	1,915
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-CW1 Class A2 4.913% due 07/25/28	235	234
Series 2006-HE1 Class A2 4.953% due 01/25/36	507	504
Series 2006-WMC Class A2 4.923% due 07/25/30	957	952
4.943% due 03/25/36	375	374
4.923% due 08/25/36	318	315
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2 4.660% due 07/25/35	916	906
Series 2006-9 Class A1A 4.943% due 05/25/46	244	243
Series 2006-11 Class 1A1 4.953% due 06/25/46	2,026	2,016
Series 2006-16N Class A1A 4.953% due 11/25/46	1,360	1,334
Series 2007-4N Class 3A2A 5.755% due 04/25/37	7,314	7,113
Long Beach Mortgage Loan Trust (Ê)
Series 2002-5 Class M1 6.118% due 11/25/32	2,883	2,814
Series 2003-3 Class M1 5.623% due 07/25/33	3,086	3,004
Series 2004-4 Class 1A1 5.153% due 10/25/34	29	29
Series 2005-3 Class 2A2 5.153% due 09/25/35	2,125	2,104
Series 2005-WL2 Class 3A3 5.143% due 07/25/35	1,283	1,276
Series 2005-WL3 Class 2A2A 5.013% due 11/25/35	13,358	13,271
Series 2006-4 Class 2A1 4.923% due 05/25/36	1,355	1,351

	Principal Amount ($) or Shares	Market Value $
Series 2006-9 Class 2A1 4.933% due 10/25/36	4,054	4,019
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2 7.348% due 08/25/33	436	359
Series 2006-AM3 Class A1 4.933% due 10/25/36	336	335
Series 2006-FRE Class A1 4.943% due 12/25/35	300	300
Series 2006-WMC Class A1 4.943% due 02/25/36	592	589
MBNA Credit Card Master Note Trust (Ê)
Series 2001-C2 Class C2 (Å) 6.241% due 12/15/10	3,000	3,010
Series 2003-B1 Class B1 5.531% due 07/15/10	5,191	5,197
Series 2003-B5 Class B5 5.461% due 02/15/11	2,000	1,999
Series 2003-C3 Class C3 6.002% due 10/15/10	303	304
Series 2005-C3 Class C 5.361% due 03/15/11	15,192	15,057
MBNA Master Credit Card Trust
Series 2000-E Class A 7.800% due 10/15/12	600	643
Meritage Mortgage Loan Trust (Ê)
Series 2005-2 Class 2A2 5.123% due 11/25/35	3,118	3,117
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2006-AR1 Class A2C 5.033% due 03/25/37	2,775	2,616
Series 2006-HE1 Class A2A 4.953% due 12/25/36	1,492	1,485
Series 2006-RM1 Class A2A 4.943% due 02/25/37	597	595
Series 2006-RM3 Class A2A 4.903% due 06/25/37	516	513
Mid-State Trust
Series 2003-11 Class A1 4.864% due 07/15/38	136	128
Series 2004-1 Class A 6.005% due 08/15/37	175	178
Series 2005-1 Class A 5.745% due 01/15/40	170	165
Series 2006-1 Class A (Þ) 5.787% due 10/15/40	806	775

Multistrategy Bond Fund	103

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M1 5.573% due 09/25/33	3,000	2,893
Series 2003-NC8 Class M3 6.973% due 09/25/33	317	272
Series 2006-HE3 Class A2A 4.913% due 04/25/36	758	755
Series 2006-HE4 Class A1 4.913% due 06/25/36	647	643
Series 2006-HE7 Class A2A 4.923% due 09/25/36	3,670	3,634
Series 2006-NC5 Class A2A 4.913% due 10/25/36	5,510	5,473
Series 2007-NC3 Class A2A 4.933% due 05/25/37	3,300	3,277
Morgan Stanley Home Equity Loans (Ê)
Series 2006-1 Class A2A 4.953% due 12/25/35	332	330
Series 2006-3 Class A1 4.923% due 04/25/36	472	469
Morgan Stanley IXIS Real Estate Capital Trust (Ê)
Series 2006-2 Class A1 4.923% due 11/25/36	557	551
Morgan Stanley Mortgage Loan Trust (Ê)
Series 2006-12X Class A1 4.993% due 10/25/36	591	591
Nationstar Home Equity Loan Trust (Ê)
Series 2006-B Class AV1 5.380% due 09/25/36	1,623	1,614
Nelnet Student Loan Trust (Ê)
Series 2006-3 Class A1 5.183% due 09/25/12	281	281
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2 5.403% due 02/25/35	1,720	1,616
Newcastle Mortgage Securities Trust (Ê)
Series 2006-1 Class A1 4.943% due 03/25/36	377	375
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2 6.573% due 04/25/33	379	328
Series 2003-3 Class M3 6.873% due 06/25/33	201	161

	Principal Amount ($) or Shares	Market Value $
Series 2003-4 Class M2 6.523% due 07/25/33	215	189
Series 2005-2 Class A5 5.203% due 05/25/35	3,000	2,938
Series 2005-3 Class A4 5.123% due 08/25/35	6,822	6,817
Series 2005-4 Class A3 5.133% due 11/25/35	1,772	1,725
Series 2006-1 Class 2A1 4.943% due 01/25/36	1,458	1,452
Series 2007-1 Class 2A1 4.923% due 01/25/37	1,802	1,786
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1 5.185% due 10/25/34	789	757
Series 2004-WWF Class A1D 5.333% due 02/25/35	162	156
Series 2005-WCW Class M1 5.323% due 09/25/35	1,705	1,657
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3 5.680% due 01/25/36	1,855	1,827
Power Contract Financing LLC (Þ) 6.256% due 02/01/10	1,324	1,345
RAAC Series (Ê)
Series 2006-SP1 Class A1 4.973% due 09/25/45	395	392
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1 5.357% due 05/25/35	880	783
Series 2005-2 Class AF4 4.934% due 08/25/35	610	598
Series 2005-4 Class A2 5.399% due 02/25/36	255	254
Series 2005-4 Class A3 5.565% due 02/25/36	395	391
Series 2006-1 Class AF6 5.746% due 05/25/36	1,445	1,377
Series 2006-1 Class AV1 (Ê) 4.953% due 05/25/36	399	397
Series 2006-2 Class AV1 (Ê) 4.923% due 08/25/36	601	600
Series 2007-1 Class AF2 5.512% due 04/25/37	5,245	5,234
Series 2007-2 Class AF2 5.675% due 06/25/37	1,425	1,405

104	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A 5.980% due 12/25/33	1,631	1,614
Series 2006-RS2 Class A1 (Ê) 4.953% due 03/25/36	587	586
Series 2006-RS3 Class A1 (Ê) 4.953% due 05/25/36	50	50
Series 2006-RZ3 Class A1 (Ê) 4.943% due 08/25/36	1,474	1,459
Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê) 5.333% due 09/25/31	181	179
Series 2003-KS2 Class MI1 4.800% due 04/25/33	3,395	3,163
Series 2003-KS2 Class MI3 6.100% due 04/25/33	718	572
Series 2003-KS5 Class AI4 3.230% due 12/25/30	62	61
Series 2005-AHL Class A2 (Ê) 5.143% due 06/25/35	809	796
Series 2005-KS8 Class A3 (Ê) 5.133% due 08/25/35	4,871	4,847
Series 2006-KS1 Class A2 (Ê) 5.013% due 02/25/36	4,133	4,092
Series 2006-KS2 Class A1 (Ê) 4.943% due 03/25/36	293	293
Series 2006-KS3 Class AI2 (Ê) 4.993% due 04/25/36	3,500	3,477
Series 2006-KS3 Class AI3 (Ê) 5.043% due 04/25/36	875	834
Series 2006-KS6 Class A1 (Ê) 4.913% due 08/25/36	276	275
Series 2006-KS9 Class AI1 (Ê) 4.943% due 11/25/36	762	753
Residential Funding Mortgage Securities II, Inc.
Series 2006-HI1 Class A1 (Ê) 4.983% due 02/25/36	326	320
Series 2006-HSA Class AI2 5.495% due 03/25/36	2,420	2,382
Saxon Asset Securities Trust
Series 2005-4 Class A2C 5.123% due 11/25/37	3,898	3,814
Series 2006-3 Class A1 (Ê) 4.933% due 11/25/36	1,663	1,643
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A 5.043% due 08/25/36	426	406

	Principal Amount ($) or Shares	Market Value $
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2006-OP1 Class A2B 5.073% due 10/25/35	2,215	2,201
Series 2006-WM1 Class A2A
4.943% due 12/25/35	283	281
Series 2007-HE1 Class A2A 4.933% due 12/25/36	2,815	2,716
Sharps SP I, LLC 7.000% due 01/25/34	7	3
SLM Student Loan Trust (Ê)
Series 2005-10 Class A2 5.094% due 04/27/15	992	992
Series 2006-3 Class A2 5.084% due 01/25/16	218	218
Series 2006-8 Class A2 5.084% due 10/25/16	3,013	3,001
Series 2007-1 Class A1 5.054% due 04/25/12	1,280	1,280
Small Business Administration
Series 2000-P10 Class 1 7.449% due 08/10/10	41	41
Small Business Administration Participation Certificates
Series 1997-20D Class 1 7.500% due 04/01/17	1,028	1,070
Soundview Home Equity Loan Trust
Series 2005-4 Class 2A3 (Ê) 5.103% due 03/25/36	11,000	10,980
Series 2005-OPT Class 2A3 5.133% due 12/25/35	4,128	3,989
Series 2006-EQ1 Class A1 (Ê) 4.923% due 10/25/36	356	353
Series 2006-EQ2 Class A1 (Ê) 4.953% due 01/25/37	3,822	3,785
Series 2006-OPT Class A2 (Ê) 4.993% due 05/25/36	1,615	1,601
Series 2006-WF1 Class A2 5.645% due 10/25/36	3,105	3,058
Series 2007-OPT Class 2A1 (Ê) 4.953% due 06/25/37	2,830	2,814
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC4 Class A2B 5.103% due 09/25/36	2,000	1,979
Series 2006-AB1 Class A1 4.953% due 12/25/36	657	653
Series 2006-AB2 Class A2A 4.913% due 06/25/37	1,000	989

Multistrategy Bond Fund	105

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Structured Asset Investment Loan Trust
Series 2003-BC1 Class A2 5.553% due 01/25/33	4,494	4,344
Series 2005-3 Class M2 (Ê) 5.313% due 04/25/35	675	629
Series 2005-6 Class A8 (Ê) 5.113% due 07/25/35	7,817	7,813
Series 2005-7 Class A4 (Ê) 5.063% due 08/25/35	7,320	7,256
Series 2006-BNC Class A2 (Ê) 4.913% due 09/25/36	1,941	1,918
Structured Asset Securities Corp.
Series 2001-SB1 Class A2 3.375% due 08/25/31	654	577
Series 2004-16X Class A2 4.910% due 08/25/34	87	87
Series 2004-19X Class A2 4.370% due 10/25/34	987	983
Series 2005-4XS Class 1A2B 4.670% due 03/25/35	549	546
Series 2005-GEL Class A (Ê) 5.223% due 12/25/34	370	361
Series 2006-BC3 Class A2 (Ê) 4.923% due 10/25/36	2,126	2,107
Terwin Mortgage Trust (Þ)
Series 2006-2HG Class A1 4.500% due 03/25/37	1,919	1,822
TXU Electric Delivery Transition Bond Co. LLC
Series 2004-1 Class A2 4.810% due 11/17/14	300	299
VTB 24 Capital PLC (Ê)
6.540% due 12/07/09	3,105	3,059
Washington Mutual Asset-Backed Certificates (Ê)
Series 2006-HE2 Class A1 4.913% due 05/25/36	756	751
Wells Fargo Alternative Loan Trust Zero coupon due 11/25/37	13,000	13,130
Wells Fargo Home Equity Trust (Ê)
Series 2005-4 Class AI1 (Þ) 4.993% due 12/25/35	1,118	1,112
Series 2006-3 Class A1 4.923% due 01/25/37	500	494
World Financial Properties (Å) 6.950% due 09/01/13	159	164

		628,578

	Principal Amount ($) or Shares	Market Value $
Certificates of Deposit - 0.3%
Bank of Ireland 5.400% due 01/15/10	11,200	11,216
Calyon NY 5.300% due 01/16/09	3,400	3,399
Nordea Bank Finland PLC 5.317% due 04/09/09	4,500	4,498
Skandinaviska Enskilda Banken 5.480% due 02/13/09	1,700	1,700

		20,813

Corporate Bonds and Notes - 18.1%
Abbott Laboratories 5.600% due 05/15/11	2,990	3,055
5.875% due 05/15/16	1,070	1,098
AbitibiBowater, Inc. (Ñ) 9.000% due 08/01/09	2,560	2,509
Ace Capital Trust II (Ñ) 9.700% due 04/01/30	1,050	1,341
AES Corp. (The) (Þ) 9.000% due 05/15/15	1,500	1,597
AIG SunAmerica Global Financing VI (Å) 6.300% due 05/10/11	3,095	3,177
Alamosa Delaware, Inc. 8.500% due 01/31/12	800	833
Alion Science and Technology Corp. 10.250% due 02/01/15	2,555	2,389
Allied Waste NA, Inc. (Ñ)
Series B 7.125% due 05/15/16	500	505
Allison Transmission (Ñ)(Å)
11.000% due 11/01/15	1,675	1,706
11.250% due 11/01/15	840	832
Altria Group, Inc.
7.000% due 11/04/13	4,750	5,198
7.750% due 01/15/27 (Ñ)	200	248
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	1,040	1,078
American Electric Power Co., Inc.
Series C 5.375% due 03/15/10	100	101
American Express Bank
Series BKNT 6.000% due 09/13/17	500	505
American Express Centurion Bank
Series BKNT 5.130% due 06/12/09 (Ê)	5,700	5,676
5.550% due 10/17/12	2,620	2,645
6.000% due 09/13/17	500	504

106	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Credit Corp. (Ê)
5.184% due 03/02/09	1,800	1,795
5.182% due 11/09/09	900	893
American General Finance Corp.
4.875% due 05/15/10	1,300	1,292
Series MTNH 4.625% due 09/01/10	45	44
Series MTNI 4.625% due 05/15/09	220	218
American Honda Finance Corp. (Ê)(Þ)
5.410% due 02/09/10	1,600	1,596
American International Group, Inc.
5.110% due 06/16/09 (Ê)(Þ)	700	700
4.700% due 10/01/10	1,730	1,716
5.375% due 10/18/11	2,110	2,129
5.050% due 10/01/15 (Ñ)	1,775	1,721
6.250% due 03/15/87	4,050	3,769
Americo Life, Inc. (Þ)
7.875% due 05/01/13	250	256
Ameriprise Financial, Inc.
7.518% due 06/01/66	7,235	7,394
AmerisourceBergen Corp.
Series WI 5.625% due 09/15/12	3,210	3,218
AMFM, Inc.
8.000% due 11/01/08	950	965
Amgen, Inc. (Ê)(Þ)
5.585% due 11/28/08	4,600	4,592
Amkor Technology, Inc. (Ñ)
7.750% due 05/15/13	2,025	1,959
Anadarko Petroleum Corp.
5.950% due 09/15/16	2,635	2,649
ANZ Capital Trust (ƒ)(Þ)
4.484% due 12/31/49	2,550	2,489
Apache Corp.
5.250% due 04/15/13	1,640	1,643
Appalachian Power Co.
Series O 5.650% due 08/15/12	795	804
Aramark Corp.
8.500% due 02/01/15	2,155	2,182
8.856% due 02/01/15 (Ê)	780	784
Arizona Public Service Co.
5.800% due 06/30/14	2,800	2,809
6.250% due 08/01/16	850	869
ArvinMeritor, Inc. (Ñ)
8.750% due 03/01/12	1,095	1,090
AT&T Corp.
7.300% due 11/15/11	4,055	4,376
8.000% due 11/15/31	2,295	2,848

	Principal Amount ($) or Shares	Market Value $
AT&T, Inc.
5.785% due 11/14/08 (Ê)	3,400	3,402
5.100% due 09/15/14	425	417
6.500% due 09/01/37	515	543
AT&T Mobility LLC
6.500% due 12/15/11	2,660	2,790
Atmos Energy Corp.
6.350% due 06/15/17	800	819
Avista Capital Trust III
6.500% due 04/01/34	1,426	1,426
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	5,800	6,020
Bank of America Corp.
5.875% due 02/15/09 (Ñ)	95	96
5.608% due 06/19/09 (Ê)	9,200	9,168
5.625% due 10/14/16	465	464
5.420% due 03/15/17	480	466
6.000% due 09/01/17 (Ñ)	4,190	4,271
Bank of America NA
Series BKNT 5.646% due 12/18/08 (Ê)	400	400
5.505% due 02/27/09 (Ê)	400	399
5.704% due 06/12/09 (Ê)	6,200	6,183
5.974% due 06/15/16 (Ê)	3,100	3,038
6.000% due 10/15/36	500	485
Bank of New York Mellon Corp. (The)
5.125% due 11/01/11	2,400	2,401
Bausch & Lomb, Inc. (Ñ)(Å)
9.875% due 11/01/15	1,605	1,653
Bear Stearns Cos., Inc. (The)
5.494% due 07/16/09 (Ê)	1,500	1,484
5.590% due 08/21/09 (Ê)	4,100	4,005
5.630% due 05/18/10 (Ê)	8,400	8,203
5.550% due 01/22/17 (Ñ)	1,345	1,257
Series MTNB (Ê) 5.284% due 01/30/09 (Ñ)	1,000	991
5.288% due 03/30/09	900	892
BellSouth Corp.
4.240% due 04/26/21 (Þ)	1,800	1,792
6.550% due 06/15/34	260	271
Bellsouth Telecommunications, Inc.
7.000% due 12/01/95	2,185	2,198
BNP Paribas Capital Trust (ƒ)(Þ)
9.003% due 12/29/49	2,600	2,850
Boardwalk Pipelines, LP
5.875% due 11/15/16	2,825	2,806
Boeing Capital Corp., Ltd. (Ñ)
6.100% due 03/01/11	500	517

Multistrategy Bond Fund	107

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Boston Scientific Corp.
6.400% due 06/15/16	5,095	4,764
BP AMI Leasing, Inc. (Ê)(Þ)
5.210% due 06/26/09	4,700	4,703
Burlington Northern Santa Fe Corp.
6.750% due 07/15/11	110	116
5.650% due 05/01/17	1,425	1,410
6.875% due 12/01/27	100	105
6.750% due 03/15/29	110	116
Caesars Entertainment, Inc. (Ñ)
8.125% due 05/15/11	4,000	4,060
California Steel Industries, Inc.
6.125% due 03/15/14	3,795	3,463
Capmark Financial Group, Inc. (Å)
5.875% due 05/10/12	2,825	2,536
6.300% due 05/10/17	5,950	4,866
Carolina Power & Light Co.
6.500% due 07/15/12	60	63
Caterpillar Financial Services Corp.
5.570% due 05/18/09 (Ê)	1,600	1,594
4.300% due 06/01/10	2,090	2,061
5.850% due 09/01/17 (Ñ)	1,315	1,340
Catlin Insurance Co., Ltd. (ƒ)(Å)
7.249% due 12/31/49	1,280	1,208
CCH I Holdings LLC (Ñ)
13.500% due 01/15/14	3,430	3,173
CenterPoint Energy Houston Electric LLC
Series J2 5.700% due 03/15/13	470	473
CenterPoint Energy Resources Corp.
6.250% due 02/01/37	170	163
Series B 7.875% due 04/01/13	2,960	3,246
Chubb Corp.
6.375% due 03/29/37	2,000	1,969
6.000% due 05/11/37	1,035	1,007
CIT Group Holdings, Inc. (Ê)
5.516% due 01/30/09	800	778
CIT Group, Inc.
5.748% due 12/19/08 (Ê)	1,800	1,756
5.640% due 08/17/09 (Ê)	6,300	6,052
6.875% due 11/01/09 (Ñ)	220	224
4.125% due 11/03/09	265	256
Citicorp
Series MTNF 6.375% due 11/15/08	265	269

	Principal Amount ($) or Shares	Market Value $
Citigroup Funding, Inc. (Ê)
5.714% due 12/08/08	400	399
4.950% due 04/23/09	3,600	3,596
5.200% due 06/26/09	1,800	1,792
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNA 5.794% due 03/17/09	300	300
Citigroup, Inc.
5.240% due 12/26/08 (Ê)	3,200	3,200
5.024% due 01/30/09 (Ê)	400	400
5.228% due 12/28/09 (Ê)	1,600	1,595
4.125% due 02/22/10	720	708
6.500% due 01/18/11	4,890	5,093
5.500% due 08/27/12	1,900	1,923
5.300% due 10/17/12 (Ñ)	1,300	1,305
4.700% due 05/29/15	180	170
6.000% due 08/15/17	4,000	4,077
6.125% due 08/25/36 (Ñ)	700	683
5.875% due 05/29/37	2,605	2,474
Citizens Communications Co.
9.250% due 05/15/11	1,250	1,366
Clorox Co.
4.200% due 01/15/10	725	711
CNA Financial Corp.
6.500% due 08/15/16	850	872
Columbus Southern Power Co.
Series C 5.500% due 03/01/13	360	359
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	1,575	2,034
Comcast Cable Communications LLC
6.875% due 06/15/09	525	538
6.750% due 01/30/11	425	443
Comcast Cable Holdings LLC
9.800% due 02/01/12	1,310	1,517
7.875% due 08/01/13	4,490	4,939
Comcast Corp.
5.543% due 07/14/09 (Ê)	1,000	996
6.500% due 01/15/15 (Ñ)	280	293
5.900% due 03/15/16	2,325	2,337
6.500% due 01/15/17	1,105	1,155
5.875% due 02/15/18	200	200
6.500% due 11/15/35	1,800	1,826
6.450% due 03/15/37 (Ñ)	735	741
6.950% due 08/15/37	5,450	5,832

108	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Commonwealth Edison Co.
6.950% due 07/15/18	300	315
5.900% due 03/15/36 (Ñ)	1,100	1,048
Series 98 6.150% due 03/15/12	1,000	1,030
Series 100 5.875% due 02/01/33	975	934
Series 105 5.400% due 12/15/11	625	627
Community Health Systems, Inc. (Þ)
8.875% due 07/15/15	4,735	4,794
ConAgra Foods, Inc.
7.000% due 10/01/28	855	906
8.250% due 09/15/30	275	330
Consolidated Natural Gas Co.
Series C 6.250% due 11/01/11	155	160
Constellation Brands, Inc. (Ñ)
Series B 8.125% due 01/15/12	2,080	2,116
Consumers Energy Co.
Series F 4.000% due 05/15/10	775	757
Series H 4.800% due 02/17/09	325	324
Continental Airlines, Inc.
Series 01-1 6.503% due 06/15/11	905	911
Cooper Industries, Inc.
Series WI 5.250% due 11/15/12	500	500
Costco Wholesale Corp.
5.500% due 03/15/17	1,545	1,520
COX Communications, Inc.
4.625% due 01/15/10	3,665	3,625
5.875% due 12/01/16 (Þ)	525	523
Credit Suisse USA, Inc.
4.875% due 08/15/10	335	335
5.250% due 03/02/11 (Ñ)	1,030	1,035
6.500% due 01/15/12	260	272
5.500% due 08/15/13 (Ñ)	325	326
4.875% due 01/15/15	1,025	985
CSC Holdings, Inc.
Series B 8.125% due 07/15/09	2,600	2,652
8.125% due 08/15/09	2,180	2,224
Series WI 6.750% due 04/15/12	500	484

	Principal Amount ($) or Shares	Market Value $
CVS Caremark Corp.
5.750% due 08/15/11	2,300	2,342
5.750% due 06/01/17	3,135	3,119
CVS Lease Pass Through (Å) 6.036% due 12/10/28	1,212	1,192
Daimler Finance NA LLC
6.053% due 03/13/09 (Ê)	1,700	1,698
6.133% due 03/13/09 (Ê)	2,900	2,900
5.810% due 08/03/09 (Ê)	800	801
6.500% due 11/15/13	1,725	1,812
8.500% due 01/18/31	620	788
Darden Restaurants, Inc.
6.200% due 10/15/17	880	894
6.800% due 10/15/37	1,005	1,038
DCP Midstream LLC (Ñ)
6.875% due 02/01/11	90	94
Delhaize America, Inc.
9.000% due 04/15/31	1,515	1,834
Delta Air Lines, Inc.
6.821% due 08/10/22 (Å)	2,510	2,410
Series 00-1 7.379% due 05/18/10	1,736	1,753
7.570% due 11/18/10	1,565	1,616
Detroit Edison Co. (The)
6.125% due 10/01/10	810	836
5.400% due 08/01/14	240	238
6.350% due 10/15/32	350	355
Developers Diversified Realty Corp.
5.000% due 05/03/10	420	419
4.625% due 08/01/10	876	863
5.250% due 04/15/11	50	50
5.375% due 10/15/12	2,580	2,548
Devon Financing Corp. ULC
7.875% due 09/30/31	1,209	1,465
Dex Media East Finance Co.
9.875% due 11/15/09	1,500	1,539
12.125% due 11/15/12	1,220	1,298
Dex Media Finance Co.
Series B 9.875% due 08/15/13	2,420	2,580
DirecTV Financing Co.
8.375% due 03/15/13	1,000	1,045
Discover Financial Services (Ê)(Þ)
6.234% due 06/11/10	4,300	4,180
Dobson Cellular Systems, Inc.
9.875% due 11/01/12	3,870	4,189
Dominion Resources, Inc.
Series 06-B 6.300% due 09/30/66	2,710	2,699

Multistrategy Bond Fund	109

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series A 5.200% due 01/15/16	2,275	2,184
Series B (Ñ) 6.250% due 06/30/12	1,131	1,169
DPL, Inc.
6.875% due 09/01/11	1,555	1,632
Drummond Co., Inc. (Å)
7.375% due 02/15/16	2,055	1,932
E*Trade Financial Corp.
8.000% due 06/15/11	3,525	3,349
Echostar DBS Corp.
6.375% due 10/01/11	1,395	1,412
6.625% due 10/01/14	280	286
7.125% due 02/01/16	1,500	1,567
El Paso Natural Gas Co.
7.500% due 11/15/26	1,175	1,248
Eli Lilly & Co.
5.200% due 03/15/17	3,205	3,160
Energy Future Holdings (Þ)
10.875% due 11/01/17	1,745	1,765
Energy Partners, Ltd.
9.750% due 04/15/14	900	987
Energy Transfer Partners, LP
5.950% due 02/01/15	4,500	4,454
Entergy Gulf States, Inc. (Ê)(Å)
6.474% due 12/08/08	570	572
Enterprise Products Operating, LP
4.950% due 06/01/10	825	821
8.375% due 08/01/66	2,720	2,831
7.034% due 01/15/68	475	437
Series B (Ñ)
5.750% due 03/01/35	675	613
Erac USA Finance Co. (Þ)
5.300% due 11/15/08	350	347
Exelon Generation Co. LLC
6.200% due 10/01/17	1,145	1,149
Farmers Exchange Capital (Å)
7.050% due 07/15/28	4,550	4,626
Farmers Insurance Exchange
6.000% due 08/01/14	570	581
8.625% due 05/01/24	1,830	2,087
FedEx Corp.
5.500% due 08/15/09	620	625
7.600% due 07/01/97	585	666
First Data Corp. (Å)
9.875% due 09/24/15	2,385	2,284
First Union Institutional Capital II
7.850% due 01/01/27	1,680	1,748

	Principal Amount ($) or Shares	Market Value $
FirstEnergy Corp.
Series B
6.450% due 11/15/11	3,450	3,560
Series C
7.375% due 11/15/31	1,630	1,779
Ford Motor Co. (Ñ)
7.450% due 07/16/31	5,225	4,128
Ford Motor Credit Co. LLC
7.375% due 10/28/09	1,800	1,736
9.875% due 08/10/11	12,905	12,885
7.250% due 10/25/11	600	558
7.993% due 01/13/12 (Ê)	3,235	2,995
7.800% due 06/01/12	1,515	1,423
7.000% due 10/01/13 (Ñ)	675	606
8.000% due 12/15/16 (Ñ)	1,625	1,504
Series WI 9.750% due 09/15/10	2,710	2,699
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/17	6,470	7,085
Freescale Semiconductor, Inc.
8.875% due 12/15/14	950	899
10.125% due 12/15/16 (Ñ)	1,975	1,790
Gambles Credit
Zero coupon due 10/10/14	4,130	4,120
General Electric Capital Corp.
3.250% due 06/15/09	600	584
5.250% due 01/20/10 (Ê)	5,200	5,189
5.250% due 10/19/12	2,200	2,215
5.443% due 01/08/16 (Ê)	1,100	1,080
5.625% due 09/15/17	1,365	1,378
Series GMTN
5.734% due 03/12/10 (Ê)	1,900	1,895
5.500% due 04/28/11	1,295	1,311
Series MTN (Ê)
5.283% due 01/05/09	800	799
Series MTN (Ê)
5.095% due 10/26/09	2,400	2,393
Series MTNA
4.250% due 12/01/10	180	177
5.875% due 02/15/12	320	330
5.450% due 01/15/13	5,900	5,966
4.750% due 09/15/14 (Ñ)	80	78
General Mills, Inc.
5.310% due 01/22/10 (Ê)	1,100	1,092
5.650% due 09/10/12	975	990
General Motors Corp. (Ñ)
8.375% due 07/15/33	5,230	4,759

110	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Georgia-Pacific Corp.
8.125% due 05/15/11	1,000	1,020
9.500% due 12/01/11	1,285	1,356
8.875% due 05/15/31	1,856	1,856
Glencore Nickel, Ltd. (Ø)
9.000% due 12/01/14	305	—
GMAC LLC (Ñ)
6.875% due 09/15/11	12,656	11,664
8.000% due 11/01/31	6,835	6,318
Goldman Sachs Group, Inc. (The)
5.250% due 12/23/08 (Ê)	800	798
5.248% due 03/30/09 (Ê)	2,800	2,791
5.300% due 06/23/09 (Ê)	4,000	3,989
5.610% due 11/16/09 (Ê)	600	599
6.875% due 01/15/11	5,560	5,821
4.750% due 07/15/13	1,275	1,222
5.350% due 01/15/16	4,250	4,138
5.625% due 01/15/17 (Ñ)	795	770
6.250% due 09/01/17 (Ñ)	9,860	10,029
6.750% due 10/01/37	330	331
Series MTNB (Ê)
5.300% due 12/22/08	1,800	1,796
5.481% due 07/23/09	3,500	3,502
Goldman Sachs Group, LP
4.500% due 06/15/10	1,040	1,026
Goodyear Tire & Rubber Co. (The) (Ñ)
9.135% due 12/01/09 (Ê)	1,000	1,012
9.000% due 07/01/15	625	684
GrafTech Finance, Inc.
10.250% due 02/15/12	1,500	1,567
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	525	507
6.500% due 06/01/16	4,555	3,610
Hawaiian Telcom Communications, Inc. (Ê)(Ñ)
Series B
10.860% due 05/01/13	2,945	2,982
HCA, Inc.
6.500% due 02/15/16 (Ñ)	1,315	1,123
Series WI
9.125% due 11/15/14	2,000	2,070
9.250% due 11/15/16	1,570	1,652
9.625% due 11/15/16	1,000	1,057
HCP, Inc. (Ñ)
5.950% due 09/15/11	1,750	1,771
Health Net, Inc.
6.375% due 06/01/17	2,145	2,119
Healthsouth Corp.
10.750% due 06/15/16 (Ñ)	3,185	3,360

	Principal Amount ($) or Shares	Market Value $
Hertz Corp.
8.875% due 01/01/14	2,745	2,827
Historic TW, Inc. 8.050% due 01/15/16	2,360	2,663
HJ Heinz Co. (Þ) 6.428% due 12/01/08	200	203
HJ Heinz Finance Co. 6.000% due 03/15/12	240	245
Home Depot, Inc. 5.400% due 03/01/16	435	416
Hospira, Inc. (Ê) 5.678% due 03/30/10	1,580	1,568
Hospitality Properties Trust
Series WI 5.625% due 03/15/17	5,775	5,410
HRPT Properties Trust 5.750% due 02/15/14	1,940	1,900
HSBC Bank PLC (Ê) 5.286% due 02/21/12	1,300	1,413
HSBC Bank USA NA (Ê)
Series BKNT 5.864% due 06/10/09	500	498
HSBC Finance Corp.
4.125% due 12/15/08	175	173
5.875% due 02/01/09 (Ñ)	660	667
5.240% due 10/21/09 (Ê)	1,500	1,492
4.125% due 11/16/09 (Ñ)	1,270	1,247
5.630% due 05/10/10 (Ê)	1,300	1,296
8.000% due 07/15/10	165	176
6.750% due 05/15/11	900	939
6.375% due 10/15/11	465	481
6.375% due 11/27/12	1,770	1,839
5.000% due 06/30/15	1,330	1,260
HUB International Holdings, Inc. (Þ)
10.250% due 06/15/15	4,415	4,084
Huntsman LLC 11.500% due 07/15/12	2,500	2,719
ICI Wilmington, Inc.
4.375% due 12/01/08	210	209
Idearc, Inc.
8.000% due 11/15/16	500	501
Inmarsat Finance PLC
(Step Up, 10.375, 11/15/08) Zero coupon due 11/15/12	1,625	1,568
International Business Machines Corp.
5.700% due 09/14/17	2,040	2,071
7.125% due 12/01/96	2,580	2,893
International Lease Finance Corp.
3.500% due 04/01/09	550	538
5.750% due 06/15/11	890	899
5.625% due 09/20/13 (Ñ)	2,710	2,709

Multistrategy Bond Fund	111

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

International Paper Co. 5.850% due 10/30/12	6,530	6,631
International Steel Group, Inc. (Ñ)
6.500% due 04/15/14	2,820	2,895
iStar Financial, Inc.
Series B 5.125% due 04/01/11	1,100	1,028
JC Penney Corp., Inc.
6.375% due 10/15/36	2,070	1,974
Jersey Central Power & Light Co.
5.625% due 05/01/16	1,240	1,212
John Hancock Financial Services, Inc.
5.625% due 12/01/08	120	121
John Hancock Global Funding II (Å)
7.900% due 07/02/10	440	472
Johnson & Johnson
5.550% due 08/15/17	410	422
5.950% due 08/15/37	525	549
JP Morgan Chase Bank
Series EMTN 6.000% due 05/22/45	4,511	4,225
JP Morgan Chase Capital XX
Series T 6.550% due 09/15/66	200	188
JP Morgan Chase Capital XXII (Ñ)
Series V 6.450% due 02/02/37	6,500	6,013
JPMorgan Chase & Co.
6.000% due 02/15/09	170	172
7.000% due 11/15/09	415	430
5.400% due 05/07/10 (Ê)	3,200	3,181
6.750% due 02/01/11	175	183
5.600% due 06/01/11	675	685
5.375% due 01/15/14	2,070	2,069
Series 1 (Ê)
4.906% due 06/26/09	700	697
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	1,285	1,300
6.000% due 10/01/17	3,300	3,347
K Hovnanian Enterprises, Inc. (Ñ)
6.000% due 01/15/10	1,050	803
KAR Holdings, Inc. (Þ) 10.000% due 05/01/15	3,510	3,352
KBC Bank Funding Trust III (ƒ)(Þ)
9.860% due 11/29/49	1,960	2,144
Kellogg Co.
Series B 6.600% due 04/01/11	5,245	5,477

	Principal Amount ($) or Shares	Market Value $
Kerr-McGee Corp. 6.950% due 07/01/24	2,455	2,613
Kraft Foods, Inc.
4.125% due 11/12/09	1,152	1,134
6.000% due 08/11/10 (Ê)	8,200	8,208
5.625% due 11/01/11	6,260	6,346
6.500% due 08/11/17	1,475	1,548
6.500% due 11/01/31	410	418
Kroger Co. (The)
7.250% due 06/01/09	270	279
8.000% due 09/15/29 (Ñ)	165	187
7.500% due 04/01/31 (Ñ)	415	468
L-3 Communications Corp.
Series B 6.375% due 10/15/15	1,500	1,500
LaBranche & Co., Inc.
9.500% due 05/15/09 (Ñ)	2,865	2,908
11.000% due 05/15/12	1,775	1,757
Land O’ Lakes, Inc. 8.750% due 11/15/11	625	641
Lear Corp.
Series B 8.750% due 12/01/16	805	773
Lehman Brothers Holdings, Inc.
4.869% due 11/24/08 (Ê)	1,400	1,389
5.320% due 04/03/09 (Ê)	5,500	5,429
5.600% due 08/21/09 (Ê)	800	791
5.645% due 05/25/10 (Ê)	900	886
5.429% due 07/18/11 (Ê)	600	583
5.250% due 02/06/12	1,790	1,766
5.375% due 10/17/12	4,200	5,993
6.200% due 09/26/14	2,825	2,843
5.500% due 04/04/16 (Ñ)	960	926
6.500% due 07/19/17 (Ñ)	3,960	3,988
7.000% due 09/27/27	890	911
6.875% due 07/17/37	4,250	4,211
Series MTN (Ê)
5.630% due 11/16/09	5,600	5,522
Lehman XS Trust (Ê)
Series 2007-16N Class 2A2 5.723% due 09/25/47	11,977	11,928
Level 3 Communications, Inc. 6.000% due 09/15/09	1,230	1,153
Level 3 Financing, Inc. (Ñ) 12.250% due 03/15/13	3,240	3,467
Liberty Mutual Group, Inc. (Þ)
7.000% due 03/15/37 (Ñ)	3,685	3,464
7.800% due 03/15/37	10,420	9,840

112	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Limited Brands, Inc.
6.900% due 07/15/17	2,395	2,362
7.600% due 07/15/37	2,210	2,184
Lowe’s Cos., Inc. 6.100% due 09/15/17	550	563
Lubrizol Corp. 4.625% due 10/01/09	1,781	1,767
Lyondell Chemical Co. (Ñ) 8.250% due 09/15/16	3,760	4,296
M&T Bank Corp. 5.375% due 05/24/12	3,825	3,879
MacDermid, Inc. (Þ) 9.500% due 04/15/17	3,695	3,529
Macys Retail Holdings, Inc.
5.350% due 03/15/12	1,625	1,584
6.375% due 03/15/37 (Ñ)	2,500	2,269
Mandalay Resort Group 6.500% due 07/31/09	500	500
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	411	397
Max USA Holdings, Ltd. (Þ) 7.200% due 04/14/17	1,915	1,876
McDonald’s Corp. 5.800% due 10/15/17	5,700	5,756
McLeodUSA, Inc. (Å) 10.500% due 10/01/11	2,750	3,094
Medco Health Solutions, Inc. 7.250% due 08/15/13	3,347	3,541
MedQuest, Inc.
Series B 11.875% due 08/15/12	2,855	2,919
Merrill Lynch & Co., Inc.
5.701% due 12/04/09 (Ê)	1,000	987
5.284% due 07/25/11 (Ê)	1,100	1,071
6.050% due 08/15/12	5,700	5,784
6.050% due 05/16/16	1,390	1,378
5.700% due 05/02/17	835	798
6.400% due 08/28/17	4,870	4,912
Series MTN (Ê)
5.406% due 05/08/09	2,300	2,279
5.665% due 08/14/09	700	692
Series MTNC
4.250% due 02/08/10	290	283
MetLife, Inc.
5.000% due 06/15/15	1,095	1,045
6.400% due 12/15/36	400	379
MetroPCS Wireless, Inc. (Å) 9.250% due 11/01/14	1,000	992

	Principal Amount ($) or Shares	Market Value $
Metropolitan Life Global Funding I (Ê)(Þ)
5.560% due 05/17/10	4,300	4,265
MGM Mirage 6.750% due 09/01/12	2,925	2,881
Midamerican Energy Holdings Co.
Series WI 6.125% due 04/01/36	2,775	2,744
Midamerican Funding LLC 6.750% due 03/01/11	1,820	1,890
Miller Brewing Co. (Þ) 5.500% due 08/15/13	1,305	1,301
Mohegan Tribal Gaming Authority
8.000% due 04/01/12	1,000	1,021
Monumental Global Funding II (Þ)
4.625% due 03/15/10	475	472
Morgan Stanley
5.410% due 05/07/09 (Ê)	5,100	5,075
5.375% due 10/15/15	1,635	1,574
5.550% due 04/27/17	840	817
6.250% due 08/28/17	900	921
Series GMTN
5.470% due 02/09/09 (Ê)	3,100	3,090
5.750% due 08/31/12 (Ñ)	1,600	1,629
Series MTN (Ê)
5.333% due 01/15/10	2,300	2,277
Natexis Ambs Co. LLC (ƒ)(Þ) 8.440% due 12/29/49	650	664
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	2,150	2,180
5.450% due 04/10/17	2,360	2,323
Nationwide Financial Services 6.250% due 11/15/11	395	405
Nationwide Mutual Insurance Co. (Þ)
7.875% due 04/01/33	947	1,084
Neff Corp. (Ñ)
Series WI 10.000% due 06/01/15	1,290	929
Neiman-Marcus Group, Inc. 7.125% due 06/01/28	2,500	2,412
Nelnet, Inc. 7.400% due 09/29/36	600	590
Nevada Power Co.
Series L 5.875% due 01/15/15	550	552
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	825	894
8.125% due 05/01/12	1,415	1,578
8.750% due 03/01/31	2,850	3,685

Multistrategy Bond Fund	113

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

News America Holdings, Inc.
7.750% due 12/01/45	1,670	1,896
7.900% due 12/01/95	595	649
8.250% due 10/17/96	195	222
Nextel Communications, Inc.
Series E 6.875% due 10/31/13	2,265	2,271
Nisource Finance Corp.
6.064% due 11/23/09 (Ê)	370	369
7.875% due 11/15/10	1,510	1,616
6.400% due 03/15/18	1,785	1,814
Noranda Aluminium Acquisition Corp. (Ê)(Þ)
9.360% due 05/15/15	1,640	1,513
Norfolk Southern Corp.
7.050% due 05/01/37	880	973
7.900% due 05/15/97	6,280	7,209
North Front Pass-Through Trust (Þ)
5.810% due 12/15/24	5,535	5,422
Nuveen Investments, Inc. 10.500% due 11/15/15	2,885	2,917
Ohio Power Co.
Series F
5.500% due 02/15/13	55	55
Series K
6.000% due 06/01/16	560	569
ONEOK Partners, LP
6.650% due 10/01/36	2,175	2,215
6.850% due 10/15/37	1,150	1,201
Pacific Gas & Electric Co.
3.600% due 03/01/09	155	152
4.200% due 03/01/11	1,815	1,766
6.050% due 03/01/34 (Ñ)	955	951
5.800% due 03/01/37 (Ñ)	5,425	5,219
PAETEC Holding Corp. (Þ) 9.500% due 07/15/15	2,905	2,978
Panama Canal Railway Co. (Å) 7.000% due 11/01/26	1,000	1,002
PartnerRe Finance II 6.440% due 12/01/66	150	139
Peabody Energy Corp. (Ñ) 7.875% due 11/01/26	400	418
Pemex Project Funding Master Trust
5.750% due 03/01/18 (Å)	2,680	2,703
Series I44A (Å)
6.625% due 06/15/35	2,175	2,325
Series REGS
5.750% due 03/01/18	2,680	2,703
Pepco Holdings, Inc. (Ê) 6.246% due 06/01/10	3,475	3,464

	Principal Amount ($) or Shares	Market Value $
Phoenix Life Insurance Co. (Þ) 7.150% due 12/15/34	1,450	1,525
Pilgrim’s Pride Corp. 7.625% due 05/01/15	1,000	1,005
Platinum Underwriters Finance, Inc.
Series B 7.500% due 06/01/17	520	555
Popular NA Capital Trust I 6.564% due 09/15/34	647	557
Premcor Refining Group, Inc. (The)
9.500% due 02/01/13	5,900	6,221
Pride International, Inc. 7.375% due 07/15/14	2,380	2,439
Progress Energy, Inc.
7.100% due 03/01/11	1,739	1,832
5.625% due 01/15/16 (Ñ)	510	507
7.750% due 03/01/31	135	159
7.000% due 10/30/31	760	830
Qwest Corp.
7.875% due 09/01/11	4,540	4,790
7.625% due 06/15/15	800	842
Rabobank Capital Funding II (ƒ)(Å)
5.260% due 12/31/49	1,425	1,363
RBS Capital Trust III (ƒ)(Ñ) 5.512% due 09/29/49	3,750	3,513
Realogy Corp. (Ñ)(Þ) 12.375% due 04/15/15	2,560	1,869
Reckson Operating Partnership, LP
7.750% due 03/15/09	175	181
5.150% due 01/15/11	457	450
Reinsurance Group of America, Inc.
6.750% due 12/15/65	325	309
Residential Capital LLC
7.125% due 11/21/08	1,885	1,588
9.044% due 04/17/09 (Ê)(Þ)	3,175	1,968
7.595% due 05/22/09 (Ê)	2,600	2,028
7.375% due 06/30/10	3,272	2,413
6.000% due 02/22/11	1,975	1,442
5.125% due 05/17/12	1,865	1,864
7.500% due 04/17/13	3,320	2,424
Series WI
6.875% due 06/30/15	4,566	3,333
Rohm & Haas Co. 6.000% due 09/15/17	1,300	1,317
RSC Equipment Rental, Inc. 9.500% due 12/01/14	1,540	1,480
Rural Cellular Corp. (Ê) 10.661% due 11/01/12	1,750	1,785

114	Multistrategy Bond Fund

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ryerson, Inc. (Ñ)(Å) 12.000% due 11/01/15	2,775	2,851
Safeway, Inc. (Ñ)
5.800% due 08/15/12	60	61
7.250% due 02/01/31	155	170
SB Treasury Co. LLC (ƒ)(Þ) 9.400% due 12/29/49	2,028	2,070
Schering-Plough Corp.
5.530% due 12/01/13	2,390	2,400
6.550% due 09/15/37	1,330	1,378
Simon Property Group, LP 5.600% due 09/01/11	1,000	1,002
SLM Corp.
4.000% due 01/15/10	710	666
Series MTNA
4.000% due 01/15/09	500	483
5.224% due 07/27/09 (Ê)(Ñ)	600	577
4.500% due 07/26/10	1,460	1,367
Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/12	2,150	2,150
Southern California Edison Co.
5.459% due 02/02/09 (Ê)	600	599
7.625% due 01/15/10	600	631
Southern Copper Corp. 7.500% due 07/27/35	2,830	3,085
Southern Natural Gas Co. 7.350% due 02/15/31	1,050	1,116
Spansion, Inc. (Ñ)(Þ) 11.250% due 01/15/16	2,220	2,134
Sprint Capital Corp.
7.625% due 01/30/11 (Ñ)	4,575	4,832
6.875% due 11/15/28	1,500	1,437
8.750% due 03/15/32	2,125	2,423
Sprint Nextel Corp. 6.000% due 12/01/16	4,280	4,115
Starbucks Corp. 6.250% due 08/15/17	950	969
State Street Bank & Trust Co.
Series BKNT 5.300% due 01/15/16	200	195
Stingray Pass-Through Trust (Þ) 5.902% due 01/12/15	3,400	2,547
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR5 Class 1A2 5.133% due 05/25/36	714	700
Suncom Wireless, Inc. (Ñ) 8.500% due 06/01/13	4,020	4,216

	Principal Amount ($) or Shares	Market Value $
Sungard Data Systems, Inc. (Ñ) 10.250% due 08/15/15	2,056	2,143
Swiss Re Capital I, LP (ƒ)(Þ) 6.854% due 05/29/49	2,250	2,269
Symetra Financial Corp.
6.125% due 04/01/16 (Þ)	900	903
8.300% due 10/15/67 (Å)	2,490	2,537
Temple-Inland, Inc. 7.875% due 05/01/12	4,480	4,879
Tennessee Gas Pipeline Co. 7.000% due 10/15/28	700	715
Tesoro Corp. (Å) 6.500% due 06/01/17	1,200	1,185
Texas Competitive Electric Holdings Co. LLC (Þ)
10.250% due 11/01/15	3,620	3,638
Time Warner Cable, Inc.
Series WI
5.400% due 07/02/12	7,510	7,487
5.850% due 05/01/17	3,480	3,450
6.550% due 05/01/37	2,665	2,687
Time Warner Entertainment Co., LP
Series* 8.375% due 03/15/23	1,006	1,187
Time Warner, Inc.
5.730% due 11/13/09 (Ê)	2,655	2,640
5.500% due 11/15/11	1,930	1,935
Transcontinental Gas Pipe Line Corp.
7.250% due 12/01/26	1,225	1,302
Travelers Cos., Inc. (The)
5.375% due 06/15/12	885	890
6.250% due 06/15/37	1,110	1,095
Travelport LLC (Ñ) 11.875% due 09/01/16	1,610	1,739
Twin Reefs Pass-Through Trust (Ê)(ƒ)(Þ)
6.120% due 12/10/49	2,300	1,981
UBS Preferred Funding Trust V (ƒ)(Ñ)
Series 1 6.243% due 05/12/49	3,600	3,559
Unilever Capital Corp. (Ñ) 5.900% due 11/15/32	1,340	1,321
Union Electric Co. 6.400% due 06/15/17	3,635	3,830
Union Pacific Corp.
3.625% due 06/01/10	590	571
6.125% due 01/15/12	800	819
Union Planters Corp. 7.750% due 03/01/11	265	284

Multistrategy Bond Fund	115

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Rentals NA, Inc. (Ñ) 6.500% due 02/15/12	1,500	1,552
United States Steel Corp.
5.650% due 06/01/13	2,150	2,081
6.050% due 06/01/17	2,970	2,851
6.650% due 06/01/37	520	490
UnitedHealth Group, Inc.
5.250% due 03/15/11	810	813
6.000% due 06/15/17 (Þ)	775	792
6.500% due 06/15/37 (Þ)	3,525	3,614
Universal City Development Partners
11.750% due 04/01/10	1,250	1,312
Unum Group 5.859% due 05/15/09	740	746
US Bank NA 5.700% due 12/15/08	55	55
US Oncology, Inc. 9.000% due 08/15/12	1,305	1,308
USB Capital IX (ƒ)(Ñ) 6.189% due 04/15/49	200	202
USB Realty Corp. (ƒ)(Þ) 6.091% due 12/22/49	3,900	3,778
Valero Logistics Operations, LP 6.050% due 03/15/13	2,787	2,807
Verizon Communications, Inc. (Ê)
5.280% due 04/03/09	4,800	4,790
Verizon Global Funding Corp. (Ñ)
6.875% due 06/15/12	17,757	19,012
Verizon, Inc. 6.500% due 09/15/11	70	73
Viacom, Inc.
5.750% due 04/30/11	1,735	1,752
6.875% due 04/30/36	1,295	1,314
Visteon Corp. (Ñ) 8.250% due 08/01/10	1,010	939
Wachovia Bank NA (Ê)
Series BKNT
5.565% due 05/25/10	3,800	3,774
Series DPNT
5.250% due 03/23/09	1,500	1,496
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	7,000	6,944
Wachovia Corp.
5.373% due 10/15/11 (Ê)	1,800	1,784
5.750% due 06/15/17 (Ñ)	1,950	1,958
Walt Disney Co. (The) (Ê)
5.294% due 07/16/10	6,500	6,478

	Principal Amount ($) or Shares	Market Value $
Washington Mutual Preferred Funding (ƒ)(Å)
9.750% due 10/29/49	5,900	5,841
6.665% due 12/31/49	600	456
WellPoint, Inc.
4.250% due 12/15/09	150	148
5.850% due 01/15/36	2,740	2,575
6.375% due 06/15/37	2,755	2,801
Wells Fargo & Co.
5.794% due 09/15/09 (Ê)(Ñ)	1,000	999
5.250% due 10/23/12	1,665	1,669
4.950% due 10/16/13	585	571
Wells Fargo Bank NA
5.750% due 05/16/16	1,520	1,527
Weyerhaeuser Co.
6.750% due 03/15/12	4,895	5,096
Willis NA, Inc.
5.125% due 07/15/10	1,555	1,543
Windstream Corp. Series WI
8.625% due 08/01/16	375	401
Wyeth
6.950% due 03/15/11	3,490	3,695
5.500% due 03/15/13	1,010	1,018
5.500% due 02/01/14	2,195	2,201
5.950% due 04/01/37	3,410	3,372
Xcel Energy, Inc.
6.500% due 07/01/36	880	885
Xerox Corp.
5.500% due 05/15/12	2,385	2,386
Xlliac Global Funding (Å)
4.800% due 08/10/10	730	722
Yum! Brands, Inc.
8.875% due 04/15/11	350	387
ZFS Finance USA Trust I (Þ)
5.875% due 05/09/32	2,100	1,951
6.500% due 05/09/67	1,390	1,338
ZFS Finance USA Trust II (Þ)
6.450% due 12/15/65	2,505	2,409

		1,169,511

International Debt - 7.6%
Abbey National PLC (ƒ)
(Step Up, 7.730, 06/15/08) 6.700% due 06/29/49	1,220	1,232
Abu Dhabi National Energy Co. (Þ)
5.875% due 10/27/16	1,190	1,169
6.500% due 10/27/36	1,790	1,743

116	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Alfa MTN Markets, Ltd. for ABH Financial Ltd (Þ)
8.200% due 06/25/12	2,305	2,195
Altos Hornos de Mexico SA de CV (Ø)(Ñ)
Series A 11.375% due 04/30/49	3,920	2,920
America Movil SAB de CV
5.500% due 03/01/14	500	499
ANZ National International, Ltd. (Ê)(Þ)
5.396% due 08/07/09	2,800	2,790
Argentina Bonos Series VII
7.000% due 09/12/13	9,320	8,411
Arlington Street CDO, Ltd. (Þ)
Series 2000-1A Class A2 7.660% due 06/10/12	1,650	1,628
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	200	197
AstraZeneca PLC
5.900% due 09/15/17	900	920
6.450% due 09/15/37	800	843
AXA SA
8.600% due 12/15/30	355	444
6.463% due 12/31/49 (ƒ)(Þ)	275	256
Banco Mercantil del Norte SA (Þ)
6.862% due 10/13/21	2,930	2,964
Bank of Scotland PLC (Ê)(Þ)
Series MTN 5.254% due 07/17/09	2,900	2,896
Barclays Bank PLC
5.450% due 09/12/12	14,600	14,764
7.375% due 06/29/49 (ƒ)(Þ)	2,010	2,096
7.434% due 09/29/49 (ƒ)(Þ)	1,455	1,542
Bolivarian Republic of Venezuela (Ñ)
9.375% due 01/13/34	2,060	2,275
British Telecommunications PLC
8.625% due 12/15/10	3,820	4,203
Brookfield Asset Management, Inc.
7.125% due 06/15/12	675	722
5.800% due 04/25/17	1,300	1,298
C10 Capital SPV, Ltd. (ƒ)(Þ)
6.722% due 12/31/49	1,500	1,446
Canadian Natural Resources, Ltd.
6.000% due 08/15/16	670	681
5.700% due 05/15/17	1,325	1,314
5.850% due 02/01/35	75	71
6.500% due 02/15/37	1,430	1,464
6.250% due 03/15/38	2,630	2,599
Canadian Oil Sands, Ltd. (Þ)
4.800% due 08/10/09	981	974

	Principal Amount ($) or Shares	Market Value $
Catalyst Paper Corp.
Series D 8.625% due 06/15/11	4,190	3,321
China Development Bank
5.000% due 10/15/15	300	291
CIT Group Funding Co. of Canada (Ñ)
5.600% due 11/02/11	820	798
Citic Resources Finance, Ltd. (Ñ)(Å)
6.750% due 05/15/14	500	480
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/09	1,300	1,418
Commonwealth Bank of Australia (ƒ)(Þ)
6.024% due 03/29/49	3,700	3,565
Conoco Funding Co.
6.350% due 10/15/11	3,905	4,099
Corp. Nacional del Cobre de Chile (Þ)
6.150% due 10/24/36	100	100
Covidien International Finance SA (Å)
5.450% due 10/15/12	1,830	1,830
6.000% due 10/15/17	3,090	3,132
6.550% due 10/15/37	2,110	2,150
Credit Agricole SA (Ê)(Þ)
5.505% due 05/28/09	2,000	2,001
5.555% due 05/28/10	2,300	2,302
Deutsche ALT-A Securities NIM Trust (Å)
Series 2007-AHM Class N1 6.750% due 02/25/47	912	881
Deutsche Bank AG (Ñ)
6.000% due 09/01/17	4,700	4,808
Deutsche Telekom International Finance BV
5.390% due 03/23/09 (Ê)	6,400	6,396
8.000% due 06/15/10	1,330	1,426
5.375% due 03/23/11	475	478
8.250% due 06/15/30	1,100	1,371
DNB Nor Bank ASA (Ê)(Þ)
5.313% due 10/13/09	7,100	7,106
DP World, Ltd. (Ñ)(Þ)
6.850% due 07/02/37	3,190	3,203
EEB International, Ltd. (Å)
8.750% due 10/31/14	2,000	1,982
Egypt Government AID Bonds
4.450% due 09/15/15	2,950	2,873
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15 (Ñ)	500	490
7.000% due 07/15/34	1,500	1,426

Multistrategy Bond Fund	117

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Export-Import Bank of China (Þ)
4.875% due 07/21/15	1,725	1,662
Export-Import Bank of Korea
4.125% due 02/10/09 (Þ)	170	167
5.711% due 06/01/09 (Ê)	2,800	2,803
5.125% due 02/14/11	2,555	2,556
5.500% due 10/17/12	1,230	1,239
FBG Finance, Ltd. (Å)
5.125% due 06/15/15	585	569
Federative Republic of Brazil (Ñ)
6.000% due 01/17/17	11,640	11,896
FMG Finance Pty, Ltd. (Þ)
10.625% due 09/01/16	5,775	6,843
France Telecom SA (Ñ)
8.500% due 03/01/31	1,295	1,697
Galaxy Entertainment Finance Co., Ltd. (Þ)
9.875% due 12/15/12	3,780	4,054
Gaz Capital for Gazprom (Å)
6.212% due 11/22/16	2,155	2,125
GTL Trade Finance, Inc. (Ñ)(Å)
7.250% due 10/20/17	4,635	4,694
Harborview NIM Corp.
Series 2006-9A Class N1 (Å)
6.409% due 11/19/36	552	551
Series 2007-14 Class N1 (Å)
6.409% due 12/19/36	662	658
Series 2007-1A Class N1 (Å)
6.409% due 03/19/37	716	691
HBOS PLC (ƒ)(Å)
5.920% due 09/29/49	1,200	1,091
HSBC Holdings PLC
6.500% due 05/02/36	1,580	1,560
6.500% due 09/15/37	1,000	991
Inco, Ltd.
5.700% due 10/15/15	1,050	1,028
Independencia International, Ltd.
Series REGS 9.875% due 01/31/17	976	1,000
Intelsat Bermuda, Ltd.
11.409% due 06/15/13 (Ê)	1,000	1,042
8.886% due 01/15/15 (Ê)	2,420	2,456
Series WI
11.250% due 06/15/16	3,410	3,666
Intelsat Subsidiary Holding Co., Ltd.
8.625% due 01/15/15	1,500	1,522
Intergen NV (Þ)
9.000% due 06/30/17	2,255	2,385

	Principal Amount ($) or Shares	Market Value $
Invesco PLC
4.500% due 12/15/09	3,157	3,114
5.625% due 04/17/12	3,345	3,306
5.375% due 02/27/13 (Ñ)	1,600	1,551
Ispat Inland ULC
9.750% due 04/01/14	7,911	8,612
Korea Development Bank (Ê)
5.370% due 04/03/10	8,900	8,872
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	400	396
Kreditanstalt fuer Wiederaufbau
Series GMTN 4.500% due 09/21/09	59,300	59,536
Landsbanki Islands HF (ƒ)(Ñ)(Å)
7.431% due 12/31/49	3,785	3,723
LG Electronics, Inc. (Å)
5.000% due 06/17/10	390	387
Lukoil International Finance BV (Þ)
6.356% due 06/07/17	4,055	3,903
Mantis Reef, Ltd. (Å)
4.692% due 11/14/08	585	582
Millicom International Cellular SA
10.000% due 12/01/13	2,000	2,152
Mizuho Financial Group Cayman, Ltd.
5.790% due 04/15/14 (Þ)	1,150	1,164
Series REGS
5.790% due 04/15/14	185	193
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13	3,860	3,844
MUFG Capital Finance 1, Ltd. (ƒ)
6.346% due 07/25/99	3,625	3,456
Nexen, Inc.
6.400% due 05/15/37	1,435	1,428
Nippon Life Insurance (Þ)
4.875% due 08/09/10	2,685	2,665
Norske Skogindustrier ASA (Þ)
7.125% due 10/15/33	3,090	2,680
Peruvian Government International Bond
8.375% due 05/03/16	1,995	2,349
Petrobras International Finance Co.
5.875% due 03/01/18	1,650	1,617
8.375% due 12/10/18 (Ñ)	3,490	4,101
Petroleum Export, Ltd. (Þ)
5.265% due 06/15/11	160	159
Province of Quebec Canada
5.000% due 07/17/09 (Ñ)	30	30
Series PJ
6.125% due 01/22/11	4,080	4,258

118	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	2,000	1,931
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.832% due 09/30/16	2,530	2,538
5.838% due 09/30/27	6,820	6,408
Rede Empresas de Energia Eletrica SA (ƒ)(Þ)
11.125% due 04/02/49	1,765	1,778
Reliance Industries, Ltd. (Þ)
10.250% due 01/15/97	750	1,065
Resona Bank, Ltd.
5.850% due 09/29/49 (ƒ)(Þ)	8,005	7,416
Series REGS (ƒ)
5.850% due 09/29/49	535	500
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Å)
7.191% due 12/29/49	16,155	16,223
Rogers Wireless, Inc.
6.375% due 03/01/14	4,410	4,505
Royal Bank of Scotland Group PLC
7.640% due 03/31/49 (ƒ)	2,200	2,280
6.990% due 10/29/49 (ƒ)(Å)	6,025	6,089
Series 1 (ƒ)
9.118% due 03/31/49	4,025	4,305
RSHB Capital SA for OJSC Russian Agricultural Bank
6.875% due 11/29/10	1,450	1,469
Russia Government International Bond
7.500% due 03/31/30 (Þ)	3,065	3,453
Series REGS
7.500% due 03/31/30	1,134	1,278
Salomon Brothers AG for OAO Siberian Oil Co.
Series REGS 10.750% due 01/15/09	3,045	3,205
Santander Financial Issuances
6.375% due 02/15/11	335	346
Santander Perpetual SA Unipersonal (ƒ)(Å)
6.671% due 10/29/49	2,400	2,390
Santander US Debt SA Unipersonal (Ê)(Þ)
5.729% due 11/20/09	2,800	2,789
Sappi Papier Holding AG (Þ)
6.750% due 06/15/12	1,175	1,154
7.500% due 06/15/32	3,400	3,087

	Principal Amount ($) or Shares	Market Value $
Shimao Property Holdings, Ltd. (Ñ)(Þ)
8.000% due 12/01/16	1,340	1,310
Shinsei Finance II (ƒ)(Þ)
7.160% due 07/25/49	1,270	1,151
Siemens Financieringsmaatschappij NV (Ê)(Þ)
5.625% due 08/14/09	1,500	1,500
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Å)
6.078% due 01/29/49	1,000	935
Stora Enso OYJ (Þ)
7.250% due 04/15/36	1,595	1,613
Sumitomo Mitsui Banking Corp. (ƒ)(Þ)
5.625% due 07/29/49	655	611
Systems 2001 AT LLC
7.156% due 12/15/11 (Þ)	345	363
6.664% due 09/15/13 (Å)	355	365
Telecom Italia Capital SA
4.000% due 01/15/10	4,076	3,983
4.875% due 10/01/10	950	944
5.819% due 07/18/11 (Ê)	1,100	1,099
6.200% due 07/18/11	1,355	1,395
5.250% due 10/01/15	1,260	1,214
6.000% due 09/30/34	1,050	1,006
7.200% due 07/18/36	1,250	1,358
Telefonica Emisiones SAU
5.888% due 06/19/09 (Ê)	1,000	1,001
5.984% due 06/20/11	1,330	1,363
6.421% due 06/20/16	960	1,004
6.221% due 07/03/17	955	988
7.045% due 06/20/36	895	983
Telefonica Europe BV
8.250% due 09/15/30	1,400	1,719
TMK Capital SA for OAO TMK
8.500% due 09/29/09	1,100	1,107
TNK-BP Finance SA
6.125% due 03/20/12 (Þ)	400	379
7.500% due 03/13/13 (Å)	3,430	3,430
6.625% due 03/20/17 (Þ)	1,955	1,786
7.875% due 03/13/18 (Å)	10,525	10,384
Series 144A (Å)
7.500% due 07/18/16	1,330	1,297
Tristan Oil, Ltd.
10.500% due 01/01/12 (Þ)	700	679
Series REGS
10.500% due 01/01/12	1,035	994
True Move Co., Ltd. (Þ)
10.375% due 08/01/14	1,830	1,865

Multistrategy Bond Fund	119

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tyco Electronics Group SA (Þ)
6.000% due 10/01/12	6,310	6,381
6.550% due 10/01/17	3,135	3,199
7.125% due 10/01/37	2,190	2,290
Tyco International Group SA
6.750% due 02/15/11	2,260	2,386
UBS AG (Å)
10.000% due 02/17/12	1,670	1,916
UFJ Finance Aruba AEC
6.750% due 07/15/13	220	232
Vale Overseas, Ltd.
6.250% due 01/11/16	460	469
6.250% due 01/23/17	3,490	3,529
6.875% due 11/21/36	200	208
Vedanta Resources PLC (Þ)
6.625% due 02/22/10	3,065	3,050
Venezuela Government International Bond (Ñ)
9.250% due 09/15/27	1,270	1,392
Vodafone Group PLC
6.150% due 02/27/37	4,890	4,800
VTB Capital SA Series 144A
6.660% due 11/02/09	2,100	2,100
Western Oil Sands, Inc.
8.375% due 05/01/12	1,325	1,472
Westfield Capital Corp., Ltd./WT Finance Aust Pty Ltd/WEA Finance LLC (Þ)
5.125% due 11/15/14	700	667
Westfield Group (Þ)
5.400% due 10/01/12	827	822
White Mountains Re Group, Ltd. (ƒ)(Þ)
7.506% due 05/29/49	8,125	7,666
XL Capital, Ltd. (ƒ)(Ñ)
Series E 6.500% due 12/31/49	11,195	10,397
Xstrata Canada Corp.
7.250% due 07/15/12	275	300
6.000% due 10/15/15	2,860	2,880
Xstrata Finance Canada, Ltd. (Þ)
5.500% due 11/16/11	485	487
Xstrata Finance Dubai, Ltd. (Ê)(Þ)
5.850% due 11/13/09	885	882

		487,067

Loan Agreements - 1.1%
Adam Aircraft, Term Loan
12.380% due 05/01/12	1,100	1,034

	Principal Amount ($) or Shares	Market Value $
ALLTEL Holding Corp., Term Loan
6.714% due 07/17/13	2,035	2,018
Avis Budget Holdings, Term Loan
6.210% due 04/19/12	674	654
AWAS, Second Lien Term Loan
11.250% due 03/21/13	773	734
Coffeyville Resources, LLC
8.481% due 12/28/13	596	590
DaimlerChrysler Financial Services Americas LLC
11.860% due 07/01/13	4,425	4,403
DB UFC Zuffa Bank Loan
7.563% due 06/28/12	3,140	2,842
Douglas Dynamics
7.448% due 05/21/13	1,891	1,796
First Data Corp., Term Loan B
7.960% due 09/24/14	5,190	4,993
Flextronics International, Ltd., Term Loan B
7.394% due 10/12/14	1,685	1,671
7.395% due 10/12/14	109	108
7.455% due 10/12/14	516	511
Ford Motor Co.
8.700% due 12/15/13	10,462	10,038
General Motors Corp.
7.615% due 11/01/13	3,693	3,608
7.615% due 11/29/13	1,350	1,319
Georgia-Pacific Corp., Term Loan B
6.948% due 12/20/12	476	463
7.264% due 12/20/12	252	245
7.474% due 12/20/12	3,263	3,180
HCA, Inc., Term Loan B
7.448% due 12/30/13	4,784	4,664
Healthsouth Corp., Term Loan B
7.320% due 03/10/13	18	18
7.630% due 03/10/13	2,517	2,468
Hexion Specialty Chemicals
7.500% due 05/05/13	496	491
Idearc, Inc., Term Loan B
7.200% due 11/17/14	2,589	2,548
Landsource Communities Development LLC
8.249% due 02/19/13	9	8
Lyondell Chemical Co., Term Loan
6.250% due 08/16/13	2,278	2,263
6.820% due 08/16/13	6	6
Realogy Corp.
7.974% due 04/10/13	297	271
8.240% due 04/10/13	1,100	1,003

120	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Stallion Oilfield Services, Inc.
9.626% due 06/12/13	4,500	4,410
Starbound Reinsurance, Ltd.
8.550% due 08/20/09	5,235	5,228
Talecris Biotherapeutics, Inc., Second Lien Term Loan
12.080% due 12/06/14	800	802
Travelport Holdings, Ltd.
12.360% due 03/01/13	3,110	3,032
United Airlines, Inc.
6.875% due 02/01/14	746	714
7.125% due 02/01/14	754	721
Univision Communications, Inc.
7.003% due 09/15/14	49	47
7.210% due 09/15/14	1,727	1,634
USI Holdings Corp.
7.950% due 05/04/14	698	676
Visteon Corp., Term Loan B
8.380% due 06/13/13	2,200	2,090
Windstream Corp.
6.714% due 07/17/13	300	298

		73,599

Mortgage-Backed Securities - 54.6%
Adjustable Rate Mortgage Trust
Series 2004-5 Class 2A1
4.991% due 04/25/35	1,410	1,397
Series 2005-1 Class 5A2 (Ê)
5.203% due 05/25/35	850	825
Series 2005-3 Class 8A2 (Ê)
5.113% due 07/25/35	1,488	1,458
American Home Mortgage Assets (Ê)
Series 2007-1 Class A1
5.633% due 02/25/47	3,607	3,510
Series 2007-2 Class A1
4.998% due 03/25/47	4,148	4,058
American Home Mortgage Investment Trust (Ê)
Series 2004-1 Class 1A
5.223% due 04/25/44	250	250
Series 2004-4 Class 4A
4.390% due 02/25/45	1,046	1,030
Series 2005-2 Class 1A1
5.173% due 09/25/45	5,575	5,468
Series 2005-2 Class 5A2
5.023% due 09/25/35	197	197
Series 2005-3 Class 3A2
5.053% due 09/25/35	50	50

	Principal Amount ($) or Shares	Market Value $
Series 2005-4 Class 1A1
5.163% due 11/25/45	1,239	1,201
Series 2007-1 Class GA1C
5.063% due 05/25/47	5,987	5,856
Banc of America Alternative Loan Trust
Series 2003-1 Class A2
5.500% due 02/25/33	1,112	1,098
Series 2003-2 Class CB2 (Ê)
5.373% due 04/25/33	727	724
Series 2003-10 Class 2A1
6.000% due 12/25/33	540	537
Series 2003-10 Class 2A2 (Ê)
5.323% due 12/25/33	1,710	1,703
Series 2004-2 Class 1A1
6.000% due 03/25/34	1,237	1,230
Series 2004-10 Class 1CB1
6.000% due 11/25/34	359	362
Series 2004-11 Class 1CB1
6.000% due 12/25/34	416	413
Series 2005-1 Class 2A1
5.500% due 02/25/20	3,227	3,210
Series 2005-3 Class 2A1
5.500% due 04/25/20	535	532
Series 2005-5 Class 2CB1
6.000% due 06/25/35	631	628
Series 2005-6 Class 7A1
5.500% due 07/25/20	705	701
Series 2005-9 Class 5A1
5.500% due 10/25/20	998	993
Series 2006-5 Class CB17
6.000% due 06/25/36	2,393	2,391
Series 2006-6 Class CB6
6.000% due 07/25/46	2,105	2,110
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	1,837	1,831
Series 2004-4 Class A3
4.128% due 07/10/42	6,757	6,656
Series 2005-2 Class A4
4.783% due 07/10/43	3,125	3,055
Series 2005-3 Class A2
4.501% due 07/10/43	1,720	1,692
Series 2005-5 Class A4
5.115% due 10/10/45	6,255	6,077
Series 2005-6 Class A4
5.181% due 09/10/47	14,500	14,222

Multistrategy Bond Fund	121

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-1 Class A4
5.372% due 09/10/45	2,520	2,485
Series 2006-3 Class A4
5.889% due 07/10/44	175	178
Series 2006-4 Class A4
5.634% due 07/10/46	5,003	5,005
Series 2007-1 Class A4
5.451% due 01/15/49	1,200	1,191
Series 2007-2 Class A2
5.634% due 04/10/49	3,540	3,567
Banc of America Funding Corp.
Series 2004-2 Class 3A11
5.250% due 09/20/34	1,988	1,972
Series 2005-5 Class 1A11
5.500% due 09/25/35	937	915
Series 2005-8 Class 1A1
5.500% due 01/25/36	1,159	1,133
Series 2005-D Class A1 (Ê)
4.111% due 05/25/35	1,364	1,341
Series 2005-F Class 1A2 (Ê)
5.348% due 09/20/35	331	327
Series 2006-3 Class 5A8
5.500% due 03/25/36	3,710	3,596
Series 2006-A Class 3A2
5.890% due 02/20/36	1,439	1,447
Series 2006-A Class 4A1 (Ê)
5.571% due 02/20/36	3,835	3,831
Series 2006-F Class 1A2 (Ê)
5.165% due 07/20/36	384	384
Series 2006-H Class 4A4
6.201% due 09/20/46	1,451	1,467
Series 2006-J Class 4A1
6.145% due 01/20/47	1,167	1,171
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
5.323% due 12/25/33	4,212	4,191
Series 2003-D Class 1A2 (Ê)
7.281% due 05/25/33	2	2
Series 2003-I Class 2A5 (Ê)
4.149% due 10/25/33	1,616	1,594
Series 2004-1 Class 5A1
6.500% due 09/25/33	79	80
Series 2004-2 Class 1A9 (Ê)
5.323% due 03/25/34	2,569	2,556
Series 2004-11 Class 2A1
5.750% due 01/25/35	3,095	3,032

	Principal Amount ($) or Shares	Market Value $
Series 2004-D Class 1A1 (Ê)
5.614% due 05/25/34	180	181
Series 2004-F Class 1A1 (Ê)
5.656% due 07/25/34	2,162	2,168
Series 2005-9 Class 2A1
4.750% due 10/25/20	1,102	1,077
Series 2005-H Class 2A5 (Ê)
4.803% due 09/25/35	2,700	2,627
Series 2005-I Class 2A2 (Ê)
4.868% due 10/25/35	3,821	3,792
Series 2005-I Class 4A1 (Ê)
5.262% due 10/25/35	1,810	1,780
Series 2005-L Class 3A1 (Ê)
5.459% due 01/25/36	1,805	1,796
Series 2006-2 Class A12
6.000% due 07/25/36	1,653	1,651
Series 2006-2 Class A15
6.000% due 07/25/36	2,928	2,952
Series 2007-3 Class 1A1
6.000% due 09/25/37	15,691	15,553
Bayview Financial Acquisition Trust (Ê)
Series 2006-C Class 2A1 4.929% due 11/28/36	833	830
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A2
5.289% due 02/25/33	38	39
Series 2003-1 Class 6A1
5.038% due 04/25/33	120	119
Series 2003-8 Class 4A1
4.613% due 01/25/34	496	500
Series 2004-1 Class 21A1
4.453% due 04/25/34	2,256	2,234
Series 2004-3 Class 1A1 (Ê)
5.712% due 07/25/34	1,817	1,813
Series 2004-8 Class 2A1
5.076% due 11/25/34	3,885	3,859
Series 2004-10 Class 22A1
4.956% due 01/25/35	1,659	1,637
Series 2005-2 Class A1 (Ê)
4.125% due 03/25/35	18,013	17,837
Series 2005-2 Class A2 (Ê)
4.125% due 03/25/35	995	977
Series 2005-3 Class 2A1
5.080% due 06/25/35	5,261	5,207
Series 2005-10 Class A1 (Ê)
4.750% due 10/25/35	3,268	3,247

122	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-1 Class 3A2
5.764% due 02/25/47	3,348	3,371
Series 2007-3 Class 1A1
5.481% due 05/25/47	6,918	6,861
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.373% due 05/25/35	1,909	1,915
Series 2005-5 Class 21A1
4.680% due 06/25/35	5,226	5,190
Series 2005-7 Class 22A1
5.520% due 09/25/35	756	756
Series 2005-8 Class 11A1 (Ê)
5.143% due 10/25/35	3,273	3,200
Series 2006-3 Class 33A1 (Ê)
6.160% due 05/25/36	1,520	1,529
Series 2006-3 Class 34A1
6.165% due 05/25/36	3,132	3,147
Bear Stearns Alt-A Trust II
Series 2007-1 Class 1A1 6.280% due 09/25/47	11,717	11,647
Bear Stearns Asset Backed Securities Trust
Series 2005-AC8 Class A5 5.500% due 11/25/35	1,101	1,101
Bear Stearns Commercial Mortgage Securities
Series 2005-PW1 Class A4
5.405% due 12/11/40	3,500	3,450
Series 2006-PW1 Class A4
5.201% due 12/11/38	11,000	10,662
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 1A1
5.073% due 09/25/36	9,043	8,884
Series 2006-AR2 Class 2A1
5.103% due 10/25/36	2,241	2,190
Series 2006-AR3 Class 1A1
5.053% due 03/25/36	2,129	2,055
Series 2006-AR4 Class A1
5.083% due 12/25/36	2,599	2,506
Series 2006-AR5 Class 1A1
5.033% due 12/25/36	5,671	5,497
Series 2007-AR2 Class A1
5.043% due 03/25/37	2,669	2,568
Series 2007-AR3 Class 1A1
5.013% due 03/25/37	4,043	3,955
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
5.688% due 01/26/36	2,733	2,718

	Principal Amount ($) or Shares	Market Value $
Series 2007-R6 Class 2A1
5.788% due 12/26/46	1,561	1,549
Series 2007-R7 Class A1 (Ê)(Þ)
5.320% due 01/25/37	4,866	4,834
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	1,737	1,672
Series 2006-S4 Class A3
6.000% due 12/25/36	2,900	2,926
Series 2006-S4 Class A4
6.000% due 12/25/36	1,525	1,533
Series 2007-A1 Class 1A3
4.357% due 02/25/37	2,621	2,600
Series 2007-A1 Class 4A1
4.481% due 02/25/37	860	849
Series 2007-A1 Class 5A1
4.169% due 02/25/37	1,829	1,802
Citicorp Mortgage Securities, Inc.
Series 2006-3 Class 1A6
6.000% due 06/25/36	1,093	1,091
Series 2006-3 Class 1A9
5.750% due 06/25/36	1,650	1,589
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	325	320
Series 2006-WFH Class A2 (Ê)
4.973% due 11/25/36	6,300	6,138
Series 2007-AR8 Class 2A1A
5.927% due 08/25/37	3,127	3,129
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	4,000	3,934
Series 2006-CD3 Class A5
5.617% due 10/15/48	2,605	2,602
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	1,781	1,793
Series 2007-A1 Class 1A5
6.000% due 01/25/37	2,829	2,774
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	665	686
Series 2006-C7 Class A2
5.690% due 06/10/46	825	834
Countrywide Alternative Loan Trust
Series 2004-2CB Class 1A4 (Ê)
5.273% due 03/25/34	803	800

Multistrategy Bond Fund	123

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-28C Class 6A1
6.000% due 01/25/35	568	565
Series 2004-J7 Class 1A2
4.673% due 08/25/34	130	129
Series 2004-J8 Class 1A1
7.000% due 09/25/34	575	589
Series 2005-1CB Class 2A2
5.500% due 03/25/35	1,686	1,653
Series 2005-16 Class A1 (Ê)
6.578% due 06/25/35	2,856	2,844
Series 2005-32T Class A7 (Ê)
5.123% due 08/25/35	2,029	2,029
Series 2005-38 Class A1 (Ê)
6.433% due 09/25/35	1,169	1,164
Series 2005-38 Class A3 (Ê)
5.223% due 09/25/35	1,559	1,539
Series 2005-51 Class 1A1 (Ê)
5.318% due 11/20/35	1,921	1,852
Series 2005-56 Class 2A2 (Ê)
6.973% due 11/25/35	1,194	1,204
Series 2005-56 Class 3A1 (Ê)
5.163% due 11/25/35	574	561
Series 2005-56 Class 4A1 (Ê)
5.183% due 11/25/35	1,315	1,270
Series 2005-58 Class A2 (Ê)
5.388% due 12/20/35	1,393	1,343
Series 2005-59 Class 1A1 (Ê)
5.328% due 11/20/35	3,090	3,050
Series 2005-59 Class 1A2B (Ê)
5.756% due 11/20/35	483	481
Series 2005-62 Class 1A1 (Ê)
5.173% due 12/25/35	2,076	2,013
Series 2005-63 Class 3A1
5.890% due 11/25/35	1,436	1,426
Series 2005-63 Class 5A1 (Ê)
5.322% due 12/25/35	3,694	3,669
Series 2005-85C Class 2A2
5.500% due 02/25/36	98	98
Series 2005-J8 Class 1A3
5.500% due 07/25/35	2,279	2,226
Series 2005-J11 Class 1A10
5.000% due 09/25/35	1,627	1,603
Series 2005-J13 Class 2A3
5.500% due 11/25/35	1,151	1,138
Series 2006-9T1 Class A7
6.000% due 05/25/36	1,201	1,215
Series 2006-43C Class 1A7
6.000% due 02/25/37	3,659	3,668

	Principal Amount ($) or Shares	Market Value $
Series 2006-J2 Class A3
6.000% due 04/25/36	1,776	1,791
Series 2006-OA1 Class A1 (Ê)
5.178% due 02/20/47	5,303	5,193
Series 2006-OA1 Class 4A1 (Ê)
5.063% due 08/25/46	2,826	2,772
Series 2006-OA2 Class A1 (Ê)
5.033% due 02/25/47	3,366	3,305
Series 2006-OA6 Class 1A3 (Ê)
5.143% due 07/25/46	1,166	1,146
Series 2007-J2 Class 2A1
6.000% due 07/25/37	3,600	3,610
Series 2007-OA1 Class A1A (Ê)
6.244% due 04/25/43	9,703	9,694
Series 2007-OA4 Class A1 (Ê)
5.043% due 05/25/47	4,922	4,824
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê)
5.373% due 05/25/18	2,339	2,337
Series 2003-20 Class 1A9
5.500% due 07/25/33	1,775	1,770
Series 2003-42 Class M (Ê)
4.383% due 10/25/33	908	898
Series 2003-52 Class A1
4.504% due 02/19/34	3,667	3,643
Series 2003-56 Class 3A5
4.150% due 12/25/33	397	394
Series 2004-12 Class 1M
5.111% due 08/25/34	362	361
Series 2004-16 Class 1A1 (Ê)
5.273% due 09/25/34	1,564	1,564
Series 2004-22 Class A3
4.797% due 11/25/34	2,437	2,412
Series 2004-HYB Class 1A1
4.737% due 02/20/35	4,412	4,374
Series 2004-HYB Class A2
4.560% due 11/20/34	1,826	1,803
Series 2004-J9 Class 2A1
5.250% due 01/25/35	1,800	1,785
Series 2005-1 Class 2A1 (Ê)
5.163% due 03/25/35	1,157	1,136
Series 2005-3 Class 1A3 (Ê)
5.113% due 04/25/35	76	76
Series 2005-8R Class A4
6.000% due 10/25/34	1,623	1,628
Series 2005-23 Class A1
5.500% due 11/25/35	3,068	2,999

124	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-29 Class A1
5.750% due 12/25/35	1,759	1,719
Series 2005-HYB Class 2A1
4.898% due 08/20/35	7,059	6,967
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	374	374
Series 2005-HYB Class 4A1
5.619% due 12/20/35	2,507	2,478
Series 2006-1 Class A2
6.000% due 03/25/36	961	960
Series 2006-1 Class A3
6.000% due 03/25/36	339	337
Series 2006-13 Class 1A23
6.250% due 09/25/36	571	573
Series 2006-15 Class A3
6.250% due 10/25/36	1,357	1,370
Series 2006-HYB Class 3A1A
6.096% due 05/20/36	1,563	1,600
Series 2006-J4 Class A2
6.250% due 09/25/36	1,006	1,007
Series 2006-J4 Class A10
6.250% due 09/25/36	539	542
Series 2006-OA5 Class 2A1 (Ê)
5.073% due 04/25/46	3,886	3,781
Series 2006-R2 Class AF1 (Ê)(Þ)
5.293% due 08/25/36	3,688	3,671
Series 2007-18 Class 2A1
6.500% due 09/25/37	3,715	3,735
Series 2007-HY1 Class 1A2
5.701% due 04/25/37	1,123	1,137
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	1,065	1,073
Series 2001-CKN Class A4
5.435% due 09/15/34	7,995	8,059
Series 2001-SPG Class A2 (Þ)
6.515% due 08/13/18	800	836
Series 2002-30 Class DB1
7.369% due 11/25/32	650	648
Series 2003-29 Class 5A1
7.000% due 12/25/33	112	115
Series 2004-1 Class 3A1
7.000% due 02/25/34	47	48
Series 2004-C1 Class A3
4.321% due 01/15/37	2,780	2,726
Series 2005-9 Class 2A1
5.500% due 10/25/35	5,777	5,577

	Principal Amount ($) or Shares	Market Value $
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AAB
5.555% due 02/15/39	1,480	1,481
Series 2006-C4 Class A3
5.467% due 09/15/39	3,350	3,307
Series 2007-C1 Class AAB
5.336% due 02/15/40	4,500	4,423
Series 2007-C3 Class AAB
5.723% due 06/15/39	4,650	4,673
Crown Castle Towers LLC (Þ)
Series 2005-1A Class AFL (Ê)
5.471% due 06/15/35	6,685	6,710
Series 2005-1A Class C
5.074% due 06/15/35	591	592
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3 4.998% due 08/25/35	3,735	3,655
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	175	175
Series 1999-CG1 Class S Interest Only STRIP 0.830% due 03/10/32	17,975	217
Series 1999-CG3 Class A3
7.730% due 10/10/32	1,020	1,067
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
7.260% due 07/19/44	566	574
Series 2006-AR1 Class 2A1A (Ê)
5.923% due 04/19/47	1,719	1,721
Fannie Mae
7.000% due 2009	12	12
5.200% due 2012	2,139	2,146
5.500% due 2013	14	15
5.500% due 2014	42	42
6.500% due 2015	15	15
5.000% due 2016	386	384
5.500% due 2016	79	80
6.000% due 2016	844	855
11.000% due 2016	85	96
5.000% due 2017	6,514	6,445
5.500% due 2017	542	546
6.000% due 2017	516	527
6.500% due 2017	829	849
8.000% due 2017	36	37
4.000% due 2018	4,996	4,741

Multistrategy Bond Fund	125

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.500% due 2018	25,253	24,504
5.000% due 2018	22,239	21,972
5.500% due 2018	458	460
6.500% due 2018	261	268
4.500% due 2019	2,090	2,027
5.000% due 2019	9,097	8,980
5.500% due 2019	192	193
6.000% due 2019	5,095	5,194
6.500% due 2019	122	125
4.500% due 2020	2,246	2,178
5.000% due 2020	6,426	6,333
5.500% due 2020	1,238	1,243
6.000% due 2020	6,415	6,539
6.500% due 2020	50	51
8.000% due 2020	5	6
5.000% due 2021	7,696	7,582
5.500% due 2021	187	188
5.000% due 2022	1,950	1,920
6.500% due 2022	69	72
6.500% due 2024	1,695	1,743
7.500% due 2024	9	10
8.000% due 2024	80	83
6.500% due 2025	1,032	1,061
7.000% due 2025	3	3
7.000% due 2026	244	256
7.200% due 2026 (Ê)	217	219
9.000% due 2026	37	40
6.000% due 2027	6,533	6,608
7.000% due 2027	7	8
7.500% due 2027	8	9
6.500% due 2028	331	342
7.000% due 2028	428	448
6.500% due 2029	740	765
7.000% due 2029	2,019	2,115
7.500% due 2029	51	54
6.500% due 2030	189	195
7.000% due 2030	792	829
7.500% due 2030	347	365
8.000% due 2030	455	478
8.500% due 2030	646	693
9.500% due 2030	83	91
6.500% due 2031	642	659
7.000% due 2031	1,596	1,670
7.500% due 2031	446	472
8.000% due 2031	566	597
8.500% due 2031	321	343
6.000% due 2032	3,975	4,026
6.500% due 2032	1,917	1,974
7.000% due 2032	5,473	5,721

	Principal Amount ($) or Shares	Market Value $
7.500% due 2032	271	289
8.000% due 2032	3	3
8.500% due 2032	51	55
3.700% due 2033 (Ê)	31	31
3.800% due 2033 (Ê)	35	35
3.900% due 2033 (Ê)	1,961	1,972
4.000% due 2033 (Ê)	127	127
4.500% due 2033 (Ê)	136	138
4.600% due 2033 (Ê)	1,618	1,636
5.000% due 2033	3,537	3,404
5.100% due 2033 (Ê)	1,185	1,201
5.500% due 2033	12,126	11,983
6.000% due 2033	875	884
6.500% due 2033	1,206	1,241
7.000% due 2033	604	629
4.400% due 2034 (Ê)	3,410	3,404
4.900% due 2034 (Ê)	391	393
5.000% due 2034	9,401	9,046
5.400% due 2034 (Ê)	2,022	2,039
5.500% due 2034	55,180	54,515
6.000% due 2034	2,544	2,569
6.300% due 2034 (Ê)	3,888	3,899
6.500% due 2034	1,538	1,578
7.000% due 2034	321	334
7.500% due 2034	188	198
4.100% due 2035 (Ê)	3,489	3,483
4.200% due 2035 (Ê)	4,009	4,004
4.500% due 2035 (Ê)	5,880	5,873
4.700% due 2035 (Ê)	3,734	3,748
4.800% due 2035 (Ê)	6,171	6,159
5.000% due 2035	6,766	6,500
5.500% due 2035	115,252	113,739
6.000% due 2035	2,994	3,020
6.500% due 2035	112	116
7.000% due 2035	805	836
7.500% due 2035	1,016	1,075
5.000% due 2036	28,206	27,100
5.500% due 2036	29,295	28,827
6.000% due 2036	35,215	35,457
6.500% due 2036	11,429	11,699
7.000% due 2036	954	988
4.400% due 2037 (Ê)	4,455	4,475
5.000% due 2037	5,324	5,110
5.200% due 2037 (Ê)	3,335	3,342
5.500% due 2037 (Ê)	4,018	4,053
5.500% due 2037	69,820	68,675
5.600% due 2037 (Ê)	4,506	4,561
6.000% due 2037 (Ê)	3,765	3,812
6.000% due 2037	37,066	37,344

126	Multistrategy Bond Fund

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Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2037	17,487	17,869
7.000% due 2037	79,699	82,656
7.500% due 2037	13,000	13,586
6.400% due 10/01/40 (Ê)	489	491
Series 1997-281 Class 2 Interest Only STRIP 9.000% due 11/01/26	39	11
Series 2000-306 Class IO Interest Only STRIP 8.000% due 05/01/30	43	11
Series 2001-317 Class 2 Interest Only STRIP 8.000% due 08/01/31	88	22
Series 2002-320 Class 2 Interest Only STRIP 7.000% due 03/01/32	28	7
Series 2003-337 Class 1 Principal Only STRIP Zero coupon due 07/01/33	2,864	2,061
Series 2003-339 Class 23 Interest Only STRIP 5.000% due 07/01/18	1,978	290
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	2,827	713
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	9,146	1,336
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	10,218	1,493
Series 2004-353 Class 2 Interest Only STRIP 5.000% due 08/01/34	7,020	1,803
Series 2004-356 Class 35 Interest Only STRIP 4.500% due 03/01/20	1,760	272
Series 2004-356 Class 36 Interest Only STRIP 4.500% due 03/01/20	2,995	465
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	13,265	3,214
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	2,437	607
Series 2006-372 Class 2 Interest Only STRIP 6.000% due 08/01/36	6,894	1,595

	Principal Amount ($) or Shares	Market Value $
15 Year TBA (Ï)
4.500%	11,065	10,702
5.000%	16,765	16,503
5.500%	68,750	68,857
6.000%	22,335	22,719
30 Year TBA (Ï)
4.500%	5,815	5,419
5.000%	98,655	94,669
5.500%	345,455	340,365
6.000%	290,507	292,595
6.500%	103,780	106,195
7.000%	61,720	63,937
Fannie Mae Grantor Trust
Series 1999-T2 Class A1 7.500% due 01/19/39	35	37
Series 2001-T8 Class A2 9.500% due 07/25/41	193	208
Series 2003-T4 Class 2A5 4.907% due 09/26/33	1,088	1,089
Fannie Mae REMICS
Series 1992-10 Class ZD 8.000% due 11/25/21	273	274
Series 1996-46 Class ZA 7.500% due 11/25/26	261	272
Series 1997-68 Class SC (Ê) Interest Only STRIP 3.438% due 05/18/27	102	10
Series 1999-56 Class Z 7.000% due 12/18/29	1,104	1,147
Series 2001-4 Class SA (Ê) Interest Only STRIP 2.505% due 02/17/31	193	14
Series 2003-16 Class NI Interest Only STRIP 5.000% due 02/25/15	269	5
Series 2003-21 Class M 5.000% due 02/25/17	546	544
Series 2003-25 Class IK Interest Only STRIP 7.000% due 04/25/33	322	77
Series 2003-32 Class FH (Ê) 5.273% due 11/25/22	2,675	2,668
Series 2003-32 Class UI Interest Only STRIP 6.000% due 05/25/33	410	93
Series 2003-33 Class IA Interest Only STRIP 6.500% due 05/25/33	1,838	413

Multistrategy Bond Fund	127

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-35 Class FY (Ê) 5.273% due 05/25/18	5,325	5,359
Series 2003-35 Class IU Interest Only STRIP 6.000% due 05/25/33	449	104
Interest Only STRIP Series 2003-35 Class UI 6.500% due 05/25/33	443	97
Series 2003-64 Class JI Interest Only STRIP 6.000% due 07/25/33	458	106
Series 2003-78 Class FI (Ê) 5.273% due 01/25/33	2,567	2,574
Series 2003-82 Class IA Interest Only STRIP 6.000% due 08/25/32	378	45
Series 2003-82 Class WI Interest Only STRIP 6.000% due 08/25/32	60	7
Series 2003-122 Class AJ 4.500% due 02/25/28	540	532
Series 2004-21 Class FL (Ê) 5.223% due 11/25/32	1,257	1,257
Series 2005-36 Class AI Interest Only STRIP 5.500% due 10/25/26	2,126	132
Series 2005-65 Class FP (Ê) 5.123% due 08/25/35	481	481
Series 2005-69 Class IO (Ê) Principal Only STRIP Zero coupon due 08/25/35	49	16
Series 2005-79 Class FC (Ê) 5.173% due 02/25/22	3,100	3,083
Series 2005-110 Class MB 5.500% due 09/25/35	2,089	2,109
Series 2006-5 Class 3A2 (Ê) 4.672% due 05/25/35	500	498
Series 2006-48 Class LG Principal Only STRIP Zero coupon due 06/25/36	696	526
Series 2006-81 Class LF (Ê) Zero coupon due 09/25/36	178	186
Series 2006-118 Class A1 (Ê) 4.933% due 12/25/36	503	499
Series 2006-118 Class A2 (Ê) 4.933% due 12/25/36	1,342	1,332
Series 2007-27 Class XA (Ê) Zero coupon due 05/25/35	94	91

	Principal Amount ($) or Shares	Market Value $
Series 2007-42 Class LF (Ê) Zero coupon due 05/25/37	268	290
Series 2007-53 Class UF (Ê) Zero coupon due 06/25/37	194	208
Series 2007-56 Class GY (Ê) Zero coupon due 06/25/37	97	110
Series 2007-73 Class A1 (Ê) 4.933% due 07/25/37	3,807	3,735
Fannie Mae Whole Loan
Series 2003-W17 Class 1A6 5.310% due 08/25/33	5,400	5,410
Series 2004-W9 Class 2A1 6.500% due 02/25/44	290	301
Series 2004-W11 Class 1A2 6.500% due 05/25/44	510	528
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2003-58 Class 2A 6.500% due 09/25/43	269	276
Series 2005-63 Class 1A1 (Ê) 6.183% due 02/25/45	152	152
FHA PJ Reilly 67 NCP
7.400% due 03/15/24	62	62
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1 (Ê) 5.300% due 09/25/34	411	411
Series 2005-AA2 Class 1A1 (Ê) 5.059% due 03/25/35	335	334
Series 2005-AA5 Class 1A1 (Ê) 5.292% due 07/25/35	384	383
Series 2006-AA5 Class A2 (Ê) 6.525% due 09/25/36	1,603	1,646
Series 2006-FA3 Class A6 6.000% due 07/25/36	1,967	1,969
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17 8.000% due 07/25/33	120	127
Series 2004-AR5 Class 4A1 (Ê) 5.700% due 10/25/34	406	402
Series 2004-AR6 Class 2A1 (Ê) 4.750% due 12/25/34	741	733
Series 2005-AR3 Class 2A1 (Ê) 5.372% due 08/25/35	856	853
Series 2005-AR5 Class 3A1 (Ê) 5.535% due 10/25/35	856	853
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class A2 6.560% due 11/18/35	13	13

128	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Freddie Mac
5.500% due 2013	2	2
12.000% due 2013	11	11
12.000% due 2014	14	16
11.000% due 2015	11	12
5.500% due 2016	35	36
6.000% due 2016	108	111
10.000% due 2016	51	57
5.500% due 2017	229	229
4.000% due 2018	12,190	11,563
4.500% due 2018	2,243	2,176
5.000% due 2018	4,293	4,246
5.500% due 2018	77	77
4.000% due 2019	11,779	11,129
4.500% due 2019	306	297
5.000% due 2019	5,439	5,373
5.500% due 2019	218	219
4.500% due 2020	2,300	2,228
5.000% due 2020	13,827	13,640
5.500% due 2020	7,921	7,952
8.000% due 2020	110	117
11.000% due 2020	46	52
5.000% due 2021	1,503	1,486
10.500% due 2021	26	29
5.500% due 2022	255	255
6.500% due 2025	5	5
8.500% due 2025	30	33
7.000% due 2027	219	229
8.500% due 2027	166	178
7.500% due 2028	51	54
6.500% due 2029	145	149
7.500% due 2029	81	86
6.500% due 2030	8	8
7.400% due 2030 (Ê)	31	31
7.500% due 2030	228	241
8.000% due 2030	53	56
8.500% due 2030	164	175
6.500% due 2031	1,119	1,152
7.000% due 2031	435	456
7.500% due 2031	143	151
8.000% due 2031	249	267
6.000% due 2032	122	123
7.000% due 2032	238	249
7.500% due 2032	112	119
3.500% due 2033 (Ê)	943	940
3.800% due 2033 (Ê)	179	179
5.000% due 2033	1,022	984
5.500% due 2033	4,865	4,803
6.000% due 2033	279	282

	Principal Amount ($) or Shares	Market Value $
6.500% due 2033	436	448
7.000% due 2033	581	606
7.500% due 2033	105	111
4.900% due 2034 (Ê)	5,262	5,291
5.500% due 2034	1,687	1,665
6.000% due 2034	963	970
6.300% due 2034 (Ê)	287	293
6.900% due 2034 (Ê)	859	866
4.800% due 2035 (Ê)	2,472	2,473
4.900% due 2035 (Ê)	4,312	4,295
5.000% due 2035	815	783
6.000% due 2035	1,596	1,593
5.900% due 2036 (Ê)	4,177	4,229
6.000% due 2036 (Ê)	1,486	1,505
5.500% due 2037	43,883	43,202
5.600% due 2037 (Ê)	6,006	6,053
5.700% due 2037 (Ê)	6,312	6,383
5.800% due 2037 (Ê)	9,082	9,207
5.900% due 2037 (Ê)	1,919	1,944
6.000% due 2037	3,996	4,022
6.100% due 2037 (Ê)	5,330	5,430
15 Year TBA (Ï)
5.500%	58,000	58,072
30 Year TBA (Ï)
5.000%	19,725	18,930
5.500%	18,550	18,260
6.000%	6,280	6,319
Freddie Mac Reference REMIC
Series 2006-R00 Class AK 5.750% due 12/15/18	2,277	2,294
Freddie Mac REMICS
Series 1991-103 Class Z 9.000% due 02/15/21	49	49
Series 1994-173 Class Z 7.000% due 05/15/24	302	318
Series 1999-212 Class SG (Ê) Interest Only STRIP 1.938% due 06/17/27	1,473	52
Series 2000-224 Class SC (Ê) Interest Only STRIP 2.409% due 08/15/30	55	4
Series 2000-226 Class F (Ê) 5.541% due 11/15/30	83	83
Series 2001-229 Class KF (Ê) 5.123% due 07/25/22	1,109	1,110
Series 2001-232 Class ZQ 6.500% due 06/15/31	1,651	1,729
Series 2002-246 Class SJ (Ê) Interest Only STRIP 2.909% due 03/15/32	222	19

Multistrategy Bond Fund	129

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-256 Class FJ (Ê) 5.491% due 02/15/33	1,708	1,719
Series 2003-256 Class IM Interest Only STRIP 5.000% due 09/15/14	303	6
Series 2003-258 Class IG Interest Only STRIP 4.500% due 10/15/16	872	77
Series 2003-259 Class IQ Interest Only STRIP 5.000% due 06/15/17	1,229	130
Series 2003-262 Class AB 2.900% due 11/15/14	2,027	1,987
Series 2003-262 Class QH 5.000% due 05/15/33	1,210	1,143
5.000% due 06/15/33	1,310	1,235
Series 2003-264 Class IM Interest Only STRIP 7.000% due 07/15/33	390	88
Series 2003-266 Class MA 4.500% due 10/15/31	933	923
Series 2003-269 Class FE (Ê) 5.691% due 12/15/28	3,137	3,149
Series 2004-276 Class IP Interest Only STRIP 5.500% due 07/15/23	1,023	27
Series 2004-277 Class UF (Ê) 5.391% due 06/15/33	3,181	3,180
Series 2004-281 Class DF (Ê) 5.541% due 06/15/23	665	671
Series 2004-287 Class GC 5.000% due 11/15/29	835	822
Series 2004-289 Class PC 5.000% due 07/15/30	1,490	1,467
Series 2005-291 Class KP 5.000% due 11/15/29	1,495	1,474
Series 2005-292 Class IG Interest Only STRIP 5.000% due 04/15/23	1,234	177
Series 2005-292 Class NA 5.000% due 12/15/20	543	542
Series 2005-294 Class FA (Ê) 5.261% due 03/15/20	1,292	1,293
Series 2005-299 Class KF (Ê) 5.491% due 06/15/35	593	588
Series 2005-300 Class ED 5.000% due 07/15/25	1,655	1,567
Series 2005-301 Class IM Interest Only STRIP 5.500% due 01/15/31	2,132	246

	Principal Amount ($) or Shares	Market Value $
Series 2005-302 Class MB 5.000% due 12/15/28	640	637
Series 2005-303 Class AQ 4.500% due 10/15/22	2,067	2,059
Series 2005-303 Class XA (Ê) Zero coupon due 09/15/35	295	298
Series 2005-305 Class JF (Ê) 5.391% due 10/15/35	607	606
Series 2005-306 Class PC 5.000% due 02/15/29	1,795	1,788
Series 2006-312 Class HT 5.000% due 03/15/26	3,356	3,153
Series 2006-313 Class FP (Ê) Zero coupon due 04/15/36	852	918
Series 2006-313 Class X (Ê) Zero coupon due 04/15/36	155	175
Series 2006-314 Class LF (Ê) 5.391% due 05/15/36	580	580
Series 2006-315 Class EQ 5.000% due 05/15/36	1,485	1,398
Series 2006-316 Class X (Ê) Zero coupon due 06/15/36	414	400
Series 2006-317 Class XI (Ê) Interest Only STRIP 12.600% due 10/15/35	2,663	69
Series 2006-323 Class PA 6.000% due 03/15/26	3,105	3,142
Series 2007-326 Class DO (Ê) Zero coupon due 01/15/37	96	101
Series 2007-327 Class SX (Ê) Zero coupon due 07/15/36	185	192
Series 2007-327 Class UF (Ê) Zero coupon due 02/15/37	188	213
Series 2007-327 Class WF (Ê) Zero coupon due 09/15/36	91	98
Series 2007-330 Class GL (Ê) 7.886% due 04/15/37	753	834
Series 2007-333 Class AF (Ê) 5.241% due 10/15/20	21,578	21,500
Series 2007-333 Class BF (Ê) 5.241% due 07/15/19	3,559	3,546
Series 2007-333 Class FT (Ê) 5.241% due 08/15/19	16,103	16,042
Series 2007-334 Class FA (Ê) 5.321% due 02/15/19	15,507	15,449
Freddie Mac Strips
Interest Only STRIP Series 1998-191 Class IO 8.000% due 01/01/28	34	8

130	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1998-194 Class IO 6.500% due 04/01/28	214	53
Series 2001-212 Class IO 6.000% due 05/01/31	330	77
Series 2001-215 Class IO 8.000% due 06/01/31	144	35
Series 2007-245 Class IO 5.000% due 05/15/37	21	6
GE Capital Commercial Mortgage Corp.
Series 2002-1A Class A3 6.269% due 12/10/35	745	772
Series 2002-3A Class A1 4.229% due 12/10/37	3,388	3,341
Series 2006-C1 Class A4 5.339% due 03/10/44	1,010	999
Ginnie Mae I
11.000% due 2010	13	14
11.000% due 2013	9	10
10.500% due 2015	41	47
11.000% due 2015	3	3
10.500% due 2016	62	70
8.000% due 2017	—	—
10.500% due 2021	59	69
8.000% due 2022	22	24
10.000% due 2022	62	70
9.500% due 2023	238	260
8.000% due 2025	14	14
10.000% due 2025	71	80
8.000% due 2030	311	331
7.500% due 2031	52	55
8.000% due 2031	2	2
8.000% due 2032	15	16
6.000% due 2036	304	307
6.000% due 2037	1,678	1,699
30 Year TBA (Ï)
5.500%	18,095	17,982
Ginnie Mae II
5.800% due 2023 (Ê)	17	18
6.100% due 2023 (Ê)	273	275
6.400% due 2023 (Ê)	237	240
5.800% due 2024 (Ê)	131	133
6.100% due 2024 (Ê)	138	140
6.400% due 2024 (Ê)	47	47
5.800% due 2025 (Ê)	8	8
6.100% due 2025 (Ê)	13	13
6.400% due 2025 (Ê)	242	246
6.100% due 2026 (Ê)	60	61
8.500% due 2026 (Ê)	37	40

	Principal Amount ($) or Shares	Market Value $
5.800% due 2027 (Ê)	149	149
6.400% due 2027 (Ê)	91	92
6.100% due 2029 (Ê)	317	320
Global Signal Trust (Þ)
Series 2004-2A Class A 4.232% due 12/15/14	1,070	1,049
Series 2006-1 Class B 5.588% due 02/15/36	750	751
Series 2006-1 Class C 5.707% due 02/15/36	635	642
GMAC Commercial Mortgage Securities, Inc.
Series 1999-C2 Class A2 6.945% due 09/15/33	2,658	2,715
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3 3.970% due 09/25/34	499	496
Series 2005-AR2 Class 4A (Ê) 5.183% due 05/25/35	7,367	7,308
Series 2005-AR6 Class 3A1 5.298% due 11/19/35	2,950	2,926
Series 2006-HE3 Class A2 5.750% due 10/25/36	2,235	2,185
Series 2007-HE3 Class 1A1 7.000% due 09/25/37	3,000	3,006
Government National Mortgage Association
Series 1998-23 Class ZA 6.500% due 09/20/28	2,191	2,239
Series 1999-27 Class SE (Ê) Interest Only STRIP 3.540% due 08/16/29	94	10
Series 1999-40 Class FE (Ê) 5.610% due 11/16/29	896	903
Series 1999-44 Class SA (Ê) Interest Only STRIP 3.490% due 12/16/29	184	18
Series 2001-46 Class SA (Ê) Interest Only STRIP 2.520% due 09/16/31	36	3
Series 2003-5 Class B 4.486% due 10/16/25	795	786
Greenpoint Mortgage Funding Trust
Series 2005-AR3 Class X1 Interest Only STRIP 28.400% due 08/25/45	140	4
Series 2005-AR4 Class X4 Interest Only STRIP 2.300% due 10/25/45	153	5

Multistrategy Bond Fund	131

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR5 Class A1A (Ê) 4.953% due 10/25/46	2,236	2,223
Series 2006-AR6 Class A1A (Ê) 4.953% due 10/25/46	852	844
Series 2006-AR8 Class 1A1A (Ê) 4.953% due 01/25/47	811	812
Greenpoint Mortgage Pass-Through Certificates (Ê)
Series 2003-1 Class A1 4.384% due 10/25/33	2,113	2,101
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class XP (Þ) Interest Only STRIP 1.776% due 01/11/35	4,721	330
Series 2003-C2 Class A2 4.022% due 01/05/36	2,630	2,592
Series 2004-GG1 Class A7 5.317% due 06/10/36	4,950	4,905
Series 2005-GG5 Class A41 5.243% due 04/10/37	2,680	2,658
Series 2007-GG9 Class A4 5.444% due 03/10/39	5,585	5,499
GS Mortgage Securities Corp. (Þ)
Series 2006-OA1 Class A Interest Only STRIP 2.740% due 08/25/35	107	4
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Þ) 5.222% due 06/06/20	15	15
Series 2006-GG6 Class A4 5.553% due 04/10/38	1,775	1,771
Series 2006-GG8 Class AAB 5.535% due 11/10/39	2,250	2,240
Series 2006-RR2 Class A1 (Þ) 5.686% due 06/23/46	1,040	987
Series 2006-RR3 Class A1S (Þ) 5.466% due 03/18/49	7,645	7,194
Series 2007-EOP Class A1 (Ê)(Þ) 5.212% due 03/06/20	2,748	2,728
Series 2007-GG1 Class A4 5.799% due 08/10/45	10,350	10,485
GSMPS Mortgage Loan Trust (Þ)
Series 1998-1 Class A 8.000% due 09/19/27	168	179
Series 1998-3 Class A 7.750% due 09/19/27	133	141
Series 1999-3 Class A 8.000% due 08/19/29	371	394

	Principal Amount ($) or Shares	Market Value $
Series 2005-RP1 Class 1A3 8.000% due 01/25/35	884	948
Series 2005-RP1 Class 1A4 8.500% due 01/25/35	1,073	1,157
Series 2006-RP1 Class 1A2 7.500% due 01/25/36	1,074	1,140
Series 2006-RP1 Class 1A3 8.000% due 01/25/36	463	472
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1 5.301% due 06/25/34	613	612
Series 2004-11 Class 1A1 6.263% due 09/25/34	608	609
Series 2004-12 Class 2A3 6.553% due 12/25/34	803	810
Series 2005-AR6 Class 2A1 (Ê)
4.540% due 09/25/35	3,955	3,922
Series 2005-AR7 Class 6A1
5.250% due 11/25/35	2,731	2,617
Series 2006-1F Class 5A2
6.000% due 02/25/36	563	559
Series 2006-OA1 Class 2A1 (Ê)
5.063% due 08/25/46	1,908	1,873
Harborview Mortgage Loan Trust
Series 2005-2 Class 2A1A (Ê)
5.241% due 05/19/35	160	158
Series 2005-4 Class 3A1
5.147% due 07/19/35	2,039	2,030
Series 2005-5 Class 2A1B (Ê)
5.311% due 07/19/45	399	388
Series 2005-10 Class 2A1A (Ê)
5.331% due 11/19/35	2,233	2,202
Series 2005-10 Class 2A1B (Ê)
5.401% due 11/19/35	744	725
Series 2005-14 Class 3A1A
5.301% due 12/19/35	861	863
Series 2005-14 Class 5A1A
5.751% due 12/19/35	3,765	3,680
Series 2005-15 Class 2A11 (Ê)
5.268% due 10/20/45	1,683	1,637
Series 2005-16 Class 3A1A (Ê)
5.271% due 01/19/36	6,766	6,640
Series 2005-16 Class 3A1B (Ê)
5.361% due 01/19/36	887	867
Series 2006-1 Class 2A1A (Ê)
5.261% due 03/19/37	1,209	1,188
Series 2006-9 Class 2A1A (Ê)
5.208% due 11/19/36	2,258	2,209

132	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-10 Class 2A1A (Ê)
5.201% due 11/19/36	2,542	2,493
Series 2006-10 Class 2A1B (Ê)
5.261% due 11/19/36	2,966	2,891
Series 2006-12 Class 2A2A (Ê)
5.211% due 01/19/38	16,193	15,874
Series 2006-14 Class 2A1A (Ê)
5.171% due 03/19/38	7,439	7,284
Series 2006-14 Class 2A1B (Ê)
5.221% due 03/19/38	1,848	1,798
Series 2007-1 Class 2A1A (Ê)
5.003% due 04/19/38	1,498	1,469
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
5.193% due 03/25/36	1,481	1,450
Series 2006-4 Class A2A
4.953% due 01/25/37	550	546
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class 4A1
5.377% due 08/25/35	3,353	3,354
Series 2005-AR1 Class A1
5.443% due 09/25/35	2,784	2,737
Series 2005-AR2 Class 1A21
5.847% due 12/25/35	849	856
Series 2005-AR3 Class 1A1
5.171% due 01/25/36	1,785	1,761
Series 2006-AR1 Class 1A1A (Ê)
4.963% due 11/25/46	478	481
Series 2006-AR2 Class A2 (Ê)
4.953% due 11/25/36	1,425	1,415
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C1 Class A3
5.376% due 07/12/37	1,610	1,613
Series 2002-C2 Class A2
5.050% due 12/12/34	12,000	11,855
Series 2003-C1 Class A2
4.985% due 01/12/37	1,618	1,589
Series 2004-LN2 Class A1
4.475% due 07/15/41	3,955	3,881
Series 2005-LDP Class A2
4.851% due 08/15/42	3,000	2,973
Series 2005-LDP Class A3A1
4.871% due 10/15/42	3,620	3,566
Series 2005-LDP Class A4
4.918% due 10/15/42	1,345	1,288
5.179% due 12/15/44	5,980	5,867

	Principal Amount ($) or Shares	Market Value $
Series 2006-CB1 Class A4
5.817% due 05/12/45	3,435	3,414
Series 2006-LDP Class A3
5.336% due 05/15/47	3,995	3,898
Series 2006-LDP Class A3B
5.447% due 05/15/45	3,080	3,058
Series 2006-LDP Class A4
5.875% due 04/15/45	3,355	3,429
5.561% due 05/15/45	3,005	2,955
Series 2006-LDP Class AJ
5.875% due 04/15/45	1,110	1,102
Series 2006-RR1 Class A1 (Þ)
5.455% due 10/18/52	9,005	8,591
Series 2007-CB2 Class AJ
6.099% due 02/12/51	1,055	1,078
Series 2007-LD1 Class A4
5.819% due 06/15/49	8,375	8,578
Series 2007-LDP Class A3
5.393% due 01/15/49	3,390	3,328
JP Morgan Mortgage Trust
Series 2005-A1 Class 4A1 (Ê)
4.779% due 02/25/35	1,578	1,553
Series 2005-A1 Class 6T1 (Ê)
5.023% due 02/25/35	970	942
Series 2005-A4 Class 1A1
5.399% due 07/25/35	808	806
Series 2005-A4 Class 2A1
5.069% due 07/25/35	6,827	6,767
Series 2005-A6 Class 1A2
5.138% due 09/25/35	1,470	1,424
Series 2005-A8 Class 1A1
5.406% due 11/25/35	8,288	8,149
Series 2007-A1 Class 1A1 (Ê)
4.200% due 07/25/35	933	917
Series 2007-A1 Class 2A2 (Ê)
4.756% due 07/25/35	893	883
Series 2007-A1 Class 4A2 (Ê)
4.070% due 07/25/35	921	903
Series 2007-A1 Class 5A2 (Ê)
4.770% due 07/25/35	889	877
Series 2007-A1 Class B1
4.816% due 07/25/35	159	156
LB-UBS Commercial Mortgage Trust
Series 2001-C2 Class A2
6.653% due 11/15/27	12,000	12,559
Series 2002-C1 Class A4
6.462% due 03/15/31	65	68
Series 2003-C3 Class A1
2.599% due 05/15/27	407	404

Multistrategy Bond Fund	133

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-C4 Class A3
4.972% due 06/15/29	4,310	4,324
Series 2006-C1 Class A4
5.156% due 02/15/31	4,000	3,887
Series 2006-C4 Class A4
5.883% due 06/15/38	1,605	1,642
Series 2007-C1 Class A3
5.398% due 02/15/40	2,400	2,372
Series 2007-C6 Class A4
5.858% due 07/15/40	3,250	3,332
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)
Series 2006-LLF Class A1 (Þ)
5.171% due 09/15/21	153	153
Series 2006-LLF Class A2 (Å)
5.211% due 09/15/21	1,738	1,732
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	1,191	1,189
Series 2005-3 Class 1A3
5.500% due 01/25/36	4,819	4,829
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
5.173% due 11/25/35	906	888
Series 2005-5N Class 3A1A
5.173% due 11/25/35	2,080	2,040
Series 2005-9N Class 1A1
5.143% due 02/25/36	649	638
Series 2006-16N Class A4A
5.063% due 11/25/46	3,592	3,455
Luminent Mortgage Trust (Ê)
Series 2006-1 Class A1
5.113% due 04/25/36	1,706	1,678
Series 2006-5 Class A1A
5.063% due 07/25/36	2,853	2,790
Series 2006-6 Class A1
5.073% due 10/25/46	1,367	1,341
Mastr Adjustable Rate Mortgages Trust
Series 2004-10 Class 2A2
7.550% due 10/25/34	20	21
Series 2004-13 Class 3A4 (Ê)
3.787% due 11/21/34	2,300	2,274
Series 2005-1 Class B1
5.416% due 03/25/35	1,241	1,236
Series 2005-6 Class 7A1
5.328% due 06/25/35	508	507
Series 2005-7 Class 2A2
5.360% due 09/25/35	2,489	2,463

	Principal Amount ($) or Shares	Market Value $
Series 2006-1 Class I2A3 (Ê)
5.723% due 01/25/47	3,660	3,577
Series 2006-2 Class 3A1
4.846% due 01/25/36	750	740
Series 2006-2 Class 4A1
4.991% due 02/25/36	5,349	5,317
Series 2006-OA2 Class 4A1A (Ê)
5.833% due 12/25/46	3,513	3,418
Series 2006-OA2 Class 4A1B (Ê)
6.183% due 12/25/46	12,890	12,740
Series 2007-3 Class 22A1 (Ê)
4.983% due 05/25/47	2,092	2,078
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.674% due 06/25/33	1,486	1,475
Series 2003-6 Class 3A1
8.000% due 09/25/33	93	96
Series 2003-9 Class 1A1
5.500% due 12/25/18	360	358
Series 2004-10 Class 5A6
5.750% due 09/25/34	1,810	1,751
Series 2005-3 Class 7A1
6.000% due 04/25/35	2,452	2,437
Mastr Asset Backed Securities Trust (Ê)
Series 2007-HE1 Class A1 4.953% due 05/25/37	1,826	1,817
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
5.273% due 09/25/33	2,682	2,654
Series 2003-11 Class 6A8 (Ê)
5.373% due 12/25/33	3,372	3,344
Series 2004-4 Class 2A2 (Ê)
5.323% due 04/25/34	655	653
Series 2005-2 Class 1A1
5.250% due 11/25/35	1,291	1,259
Mastr Reperforming Loan Trust (Þ)
Series 2005-1 Class 1A5
8.000% due 08/25/34	896	956
Series 2005-2 Class 1A4
8.000% due 05/25/35	911	928
Mastr Specialized Loan Trust (Þ)
Series 2005-2 Class A2 5.006% due 07/25/35	596	566
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1 5.571% due 06/15/30	858	847
Merrill Lynch Floating Trust (Ê)(Þ)
Series 2006-1 Class A1 5.161% due 06/15/22	3,644	3,657

134	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Merrill Lynch Mortgage Investors, Inc.
Series 2005-A6 Class 2A1 (Ê)
4.993% due 08/25/35	78	78
Series 2005-A8 Class A1B1
5.250% due 08/25/36	1,746	1,744
Series 2005-A10 Class A (Ê)
5.083% due 02/25/36	804	790
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J (Þ)
5.695% due 07/12/34	365	332
Series 2004-MKB Class A2
4.353% due 02/12/42	2,865	2,835
Series 2005-CIP Class A2
4.960% due 07/12/38	225	224
Series 2005-CKI Class A6
5.244% due 11/12/37	1,730	1,700
Series 2005-GGP Class E (Þ)
4.330% due 11/15/10	185	185
Series 2005-GGP Class F (Þ)
4.351% due 11/15/10	180	180
Series 2006-C1 Class A1
5.528% due 05/12/39	2,333	2,346
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.750% due 04/25/29	263	261
Series 2005-2 Class 3A
5.873% due 10/25/35	307	304
Series 2005-3 Class 5A
5.123% due 11/25/35	1,335	1,305
Morgan Stanley Capital I
Series 1999-FNV Class G (Þ)
6.120% due 03/15/31	500	496
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	3,305	3,265
Series 2006-HQ1 Class A4
5.328% due 11/12/41	1,615	1,581
Series 2006-HQ8 Class A4
5.388% due 03/12/44	3,895	3,867
Series 2006-HQ9 Class A4
5.731% due 07/12/44	2,124	2,139
Series 2007-IQ1 Class A2
5.610% due 04/15/49	4,000	4,022
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class A3
6.200% due 07/15/33	166	166
Series 2001-TOP Class E (Þ)
7.331% due 02/15/33	180	181
Morgan Stanley Mortgage Loan Trust
Series 2006-2 Class 6A 6.500% due 02/25/36	2,543	2,558

	Principal Amount ($) or Shares	Market Value $
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	1,405	1,370
Series 2006-AF1 Class 1A2
6.159% due 05/25/36	2,105	2,090
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B 6.590% due 03/15/30	620	622
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	345	347
Series 2004-CL1 Class 1A2 (Ê)
5.273% due 02/25/34	146	144
Series 2004-CL1 Class 2A2 (Ê)
5.273% due 02/25/19	36	36
Renaissance Home Equity Loan Trust
Series 2006-3 Class AF1 5.917% due 11/25/36	5,032	5,009
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A1
4.600% due 04/25/34	1,140	1,098
Series 2004-QS5 Class A5
4.750% due 04/25/34	798	772
Series 2004-QS5 Class A6 (Ê)
5.473% due 04/25/34	368	365
Series 2004-QS8 Class A4 (Ê)
5.273% due 06/25/34	2,455	2,441
Series 2005-QA1 Class A41
5.681% due 09/25/35	1,391	1,389
Series 2005-QA8 Class NB3
5.479% due 07/25/35	1,794	1,794
Series 2005-QO4 Class 2A1 (Ê)
5.153% due 12/25/45	2,637	2,577
Series 2005-QO5 Class A1 (Ê)
5.983% due 01/25/46	4,788	4,701
Series 2006-QO1 Class 1A1 (Ê)
5.133% due 02/25/46	508	501
Series 2006-QO1 Class 2A1 (Ê)
5.143% due 02/25/46	534	526
Series 2006-QS4 Class A11
6.000% due 04/25/36	1,070	1,071
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	4,403	4,426
Series 2007-QH9 Class A1
6.550% due 11/25/37	13,000	13,103
Series 2007-QO3 Class SB (Þ) Interest Only STRIP 2.557% due 03/25/47	578	23

Multistrategy Bond Fund	135

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-QO4 Class A1 (Ê)
5.073% due 05/25/47	8,347	8,181
Series 2007-QO4 Class SB (Þ) Interest Only STRIP 9.100% due 05/25/47	530	23
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	92	94
Series 2004-SL4 Class A3
6.500% due 07/25/32	371	381
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB 5.453% due 06/25/33	341	337
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
5.323% due 02/25/34	2,792	2,781
Series 2007-A5 Class 2A3
6.000% due 05/25/37	1,786	1,795
Series 2007-A9 Class A6
6.250% due 08/25/13	10,202	10,294
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
5.323% due 11/25/18	1,007	1,007
Series 2003-S14 Class A5 (Ê)
5.273% due 07/25/18	2,064	2,055
Series 2003-S20 Class 1A7 (Ê)
5.373% due 12/25/33	232	230
Series 2005-SA4 Class 1A21
5.216% due 09/25/35	2,429	2,425
Series 2005-SA4 Class 2A1
5.207% due 09/25/35	5,985	5,935
Series 2005-SA4 Class 2A2
5.185% due 09/25/35	3,987	3,917
Series 2006-SA3 Class 3A1
6.040% due 09/25/36	1,434	1,453
Series 2006-SA4 Class 2A1
6.119% due 11/25/36	6,555	6,617
SBA CMBS Trust (Þ)
Series 2006-1A Class B 5.451% due 11/15/36	2,060	2,062
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A 5.670% due 04/20/34	2,373	2,350
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	264	271

	Principal Amount ($) or Shares	Market Value $
Series 2000-10B Class 1
7.452% due 09/01/10	200	207
Small Business Administration Participation Certificates
Series 2004-20F Class 1
5.520% due 06/01/24	319	324
Series 2005-20G Class 1
4.750% due 07/01/25	2,636	2,567
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1
4.380% due 05/25/34	2,516	2,475
Series 2004-12 Class 3A2
5.250% due 09/25/34	1,097	1,095
Series 2004-16 Class 3A1
5.450% due 11/25/34	4,600	4,603
Series 2004-18 Class 5A
5.500% due 12/25/34	438	438
Series 2004-20 Class 3A1
5.348% due 01/25/35	2,754	2,744
Series 2005-19X Class 1A1 (Ê)
5.193% due 10/25/35	865	852
Series 2005-22 Class 4A2
5.373% due 12/25/35	126	125
Series 2006-1 Class 2A3
5.620% due 02/25/36	1,865	1,873
Series 2006-1 Class 5A2
5.250% due 02/25/36	6,000	6,019
Series 2006-5 Class 5A4
5.544% due 06/25/36	307	306
Structured Asset Mortgage Investments, Inc.
Series 2005-AR8 Class A2 (Ê)
6.413% due 02/25/36	3,554	3,554
Series 2006-AR1 Class 3A1 (Ê)
5.103% due 02/25/36	759	743
Series 2006-AR3 Class 3A1 (Ê)
5.063% due 02/25/36	663	648
Series 2006-AR6 Class 1A3 (Ê)
5.063% due 07/25/36	1,860	1,808
Series 2006-AR8 Class A1A (Ê)
5.073% due 10/25/36	7,769	7,595
Series 2007-AR4 Class A4A (Ê)
5.053% due 09/25/47	6,457	6,268
Series 2007-AR6 Class A1 (Ê)
6.433% due 11/25/37	12,000	11,970
Structured Asset Securities Corp.
Series 2002-22H Class 1A
6.943% due 11/25/32	85	86

136	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-26A Class 3A4
4.500% due 09/25/33	769	764
Series 2003-26A Class 3A5
4.530% due 09/25/33	2,000	1,988
Series 2004-5H Class A2
4.430% due 12/25/33	23	23
Series 2004-12H Class 1A
6.000% due 05/25/34	358	359
Series 2004-21X Class 1A3
4.440% due 12/25/34	3,658	3,633
Series 2005-6 Class B2
5.345% due 05/25/35	280	218
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
5.213% due 04/25/43	1,398	1,398
Series 2006-5 Class A1
4.993% due 08/25/36	4,760	4,689
Series 2006-6 Class A1
4.983% due 12/25/36	1,756	1,735
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	3,926	3,867
Series 2005-C20 Class A4
5.244% due 07/15/42	5,000	5,003
Series 2005-C21 Class A4
5.210% due 10/15/44	4,000	3,923
Series 2006-C28 Class A2
5.500% due 10/15/48	1,510	1,515
Series 2006-WL7 Class A1 (Ê)(Þ)
5.181% due 09/15/21	11,210	11,174
Series 2007-C31 Class A2
5.421% due 04/15/47	4,000	3,991
Series 2007-WHL Class A1 (Ê)(Þ)
5.171% due 06/15/20	3,379	3,335
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	980	948
Series 2005-9 Class 3CB
5.500% due 10/25/20	624	621
Series 2006-2 Class 2CB
6.500% due 03/25/36	844	853
Series 2006-5 Class 2CB3
6.000% due 07/25/36	1,645	1,661
Series 2006-AR2 Class A1A (Ê)
5.873% due 04/25/46	1,493	1,465
Series 2006-AR5 Class 3A (Ê)
5.923% due 07/25/46	913	846

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR6 Class 1A (Ê)
5.063% due 07/25/46	819	804
Series 2006-AR7 Class A1A (Ê)
5.853% due 09/25/46	861	868
Series 2006-AR8 Class 2A (Ê)
5.783% due 10/25/46	3,235	3,138
Series 2006-AR9 Class 2A (Ê)
5.773% due 11/25/46	3,551	3,427
Series 2007-OA1 Class 2A (Ê)
5.653% due 12/25/46	18,247	17,895
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR9 Class 1A (Ê)
6.333% due 08/25/42	303	304
Series 2003-S9 Class A2 (Ê)
5.423% due 10/25/33	2,748	2,731
Series 2004-AR1 Class X
Interest Only STRIP
0.538% due 07/25/44	934	18
Series 2004-AR3 Class A2
4.243% due 06/25/34	3,210	3,167
Series 2004-AR4 Class A2
2.980% due 06/25/34	3	3
Series 2004-AR8 Class X
Principal Only STRIP
Zero coupon due 06/25/44	229	4
Series 2004-CB3 Class 1A
6.000% due 10/25/34	315	313
Series 2004-CB3 Class 4A
6.000% due 10/25/19	642	649
Series 2005-AR1 Class 1A1
4.834% due 10/25/35	2,201	2,181
Series 2005-AR1 Class A1A (Ê)
5.825% due 08/25/45	1,366	1,338
Series 2005-AR1 Class A1A1 (Ê)
5.163% due 10/25/45	3,729	3,663
5.765% due 11/25/45	1,485	1,461
Series 2005-AR1 Class A1A2 (Ê)
5.153% due 11/25/45	1,188	1,161
5.163% due 12/25/45	1,935	1,892
Series 2005-AR1 Class A1B1 (Ê)
5.163% due 08/25/45	99	99
5.133% due 10/25/45	235	234
5.123% due 11/25/45	387	386
5.123% due 12/25/45	473	470
Series 2005-AR6 Class B3 (Ê)
5.533% due 04/25/45	1,552	1,537
Series 2005-AR8 Class 2A1A (Ê)
5.163% due 07/25/45	801	782

Multistrategy Bond Fund	137

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR8 Class 2AB3 (Ê)
5.233% due 07/25/45	641	630
Series 2006-AR1 Class 1A1
5.943% due 09/25/36	1,441	1,448
Series 2006-AR1 Class 1A4
5.647% due 11/25/36	7,009	6,986
Series 2006-AR1 Class 2A (Ê)
6.433% due 09/25/46	657	652
Series 2006-AR1 Class 3A1A (Ê)
5.853% due 09/25/46	822	798
Series 2006-AR2 Class 1A1
5.314% due 03/25/37	10,645	10,568
Series 2006-AR4 Class 1A1B (Ê)
5.873% due 05/25/46	—	—
Series 2006-AR7 Class 1A (Ê)
5.963% due 07/25/46	1,658	1,664
Series 2006-AR7 Class 2A (Ê)
5.913% due 07/25/46	8,231	8,135
Series 2006-AR8 Class 1A5
5.892% due 08/25/46	251	252
Series 2006-AR8 Class 2A3 (Ê)
6.133% due 08/25/46	173	176
Series 2007-HY1 Class 1A1
5.718% due 02/25/37	7,083	7,093
Series 2007-HY2 Class 3A1
5.941% due 09/25/36	4,268	4,319
Series 2007-HY3 Class 4A1
5.349% due 03/25/37	17,457	17,362
Series 2007-HY3 Class 4B1
5.349% due 03/25/37	1,473	1,418
Series 2007-HY4 Class 1A1 (Ê)
5.559% due 04/25/37	2,123	2,112
Series 2007-OA2 Class 1A (Ê)
5.633% due 03/25/47	1,764	1,717
Wells Fargo Mortgage Backed Securities Trust
Series 2003-8 Class A3
4.500% due 08/25/18	235	234
Series 2004-AA Class A1 (Ê)
4.995% due 12/25/34	2,354	2,322
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	3,146	3,081
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	2,118	2,044
Series 2004-T Class A1 (Ê)
6.081% due 09/25/34	287	287
Series 2005-12 Class 1A7
5.500% due 11/25/35	1,511	1,469

	Principal Amount ($) or Shares	Market Value $
Series 2005-14 Class 2A1
5.500% due 12/25/35	2,446	2,391
Series 2005-17 Class 1A1
5.500% due 01/25/36	2,043	1,996
Series 2005-17 Class 1A2
5.500% due 01/25/36	1,188	1,154
Series 2005-17 Class 2A1
5.500% due 01/25/36	8,154	7,912
Series 2005-18 Class 1A1
5.500% due 01/25/36	7,417	7,192
Series 2005-AR6 Class A1 (Ê)
5.040% due 04/25/35	11,474	11,105
Series 2006-1 Class A3
5.000% due 03/25/21	1,350	1,315
Series 2006-2 Class 2A3
5.500% due 03/25/36	3,549	3,537
Series 2006-2 Class 3A1
5.750% due 03/25/36	8,794	8,574
Series 2006-4 Class 1A8
5.750% due 04/25/36	825	833
Series 2006-4 Class 2A3
5.750% due 04/25/36	638	630
Series 2006-7 Class 2A1
6.000% due 06/25/36	453	453
Series 2006-9 Class 1A14
6.000% due 08/25/36	767	765
Series 2006-AR1 Class 1A2 (Ê)
6.025% due 09/25/36	743	743
Series 2006-AR1 Class 2A2
5.720% due 11/25/36	944	947
Series 2006-AR1 Class 2A4 (Ê)
6.089% due 10/25/36	1,219	1,235
Series 2006-AR1 Class 5A1 (Ê)
5.597% due 07/25/36	1,375	1,375
Series 2006-AR1 Class A1
5.730% due 12/25/36	4,237	4,234
Series 2006-AR1 Class A7
5.517% due 08/25/36	1,703	1,693
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	2,615	2,588
Series 2006-AR4 Class 1A1 (Ê)
5.857% due 04/25/36	1,869	1,849
Series 2006-AR4 Class 2A1 (Ê)
5.774% due 04/25/36	3,209	3,160
Series 2006-AR5 Class 2A1 (Ê)
5.533% due 04/25/36	442	444
Series 2006-AR6 Class 7A1 (Ê)
5.114% due 03/25/36	8,171	7,941

138	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-8 Class 1A16
6.000% due 07/25/37	4,566	4,536
Series 2007-10 Class 2A5
6.250% due 07/25/37	2,290	2,317
Series 2007-14 Class 1A1
6.000% due 10/25/37	5,275	5,225
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1 5.003% due 08/25/36	2,320	2,305

		3,520,201

Municipal Bonds - 0.1%
Badger TOB Asset Securitization Corp. Revenue Bonds weekly demand 6.375% due 06/01/32	700	726
New Jersey Economic Development Authority Revenue Bonds weekly demand 5.750% due 06/15/34	745	776
New York State Urban Development Corp. Revenue Bonds (µ) weekly demand 5.250% due 03/15/34	540	570
State of California General Obligation Unlimited
5.000% due 02/01/33	270	273
5.000% due 02/01/33 (æ)	100	108
State of Illinois General Obligation Unlimited 5.100% due 06/01/33	480	455
State of Texas General Obligation Unlimited weekly demand 4.750% due 04/01/35	450	450
Tobacco Settlement Authority of Iowa Revenue Bonds weekly demand 6.500% due 02/20/23	385	369
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds 7.467% due 06/01/47	3,425	3,385
Tobacco Settlement Financing Corp. Revenue Bonds weekly demand 5.500% due 06/01/26	1,500	1,638
West Virginia Economic Development Authority Revenue Bonds (m) 5.370% due 07/01/20	200	198

		8,948

	Principal Amount ($) or Shares		Market Value $
Non-US Bonds - 1.4%
Arab Republic of Egypt (Å) 8.750% due 07/18/12	EGP	4,920	918
Argentina Bocon Series PR12 2.000% due 01/03/16	ARS	15,496	6,963
Argentina Bonos Series $ V 10.500% due 06/12/12	ARS	9,350	2,470
Argentina Government International Bond
Series dis 5.830% due 12/31/33	ARS	1,919	764
Barclays Bank PLC (Ê)(Þ) 4.860% due 05/19/15	BRL	25,000	22,466
Bombardier, Inc. 7.250% due 11/15/16	EUR	375	555
Byggingarsjodur Verkamanna
Series 2 3.750% due 04/15/34	ISK	234,274	3,328
Series 3 3.750% due 06/15/44	ISK	453,556	6,465
Colombia Government International Bond
12.000% due 10/22/15	COP	2,316,000	1,319
European Investment Bank 2.160% due 01/18/27	JPY	472,600	4,091
Federative Republic of Brazil
12.500% due 01/05/22	BRL	1,516	1,424
10.250% due 01/10/28	BRL	23,264	13,493
Hellas Telecommunications Luxembourg V (Ê)
Series REGS 8.232% due 10/15/12	EUR	1,000	1,449
Ineos Group Holdings PLC
Series REGS 7.875% due 02/15/16	EUR	1,000	1,333
Mexican Bonos
Series M 10 8.000% due 12/17/15	MXN	7,833	740
Series M 20 10.000% due 12/05/24	MXN	21,290	2,384
Series MI10 9.500% due 12/18/14	MXN	6,295	642
New South Wales Treasury Corp.
Series 12RG 6.000% due 05/01/12	AUD	5,260	4,702
Province of Quebec Canada 5.000% due 12/01/15	CAD	4,929	5,323

Multistrategy Bond Fund	139

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Republic of Colombia 9.850% due 06/28/27	COP	11,273,000	5,866
Rhodia SA (Ê)
Series REGS 7.482% due 10/15/13	EUR	1,250	1,797
Santa Fe de Bogota DC (Þ) 9.750% due 07/26/28	COP	2,056	2,019
TELUS Corp.
Series CD 4.950% due 03/15/17	CAD	1,095	1,070

			91,581

United States Government Agencies - 1.3%
Fannie Mae
4.150% due 09/10/09 (Ñ)		12,000	11,959
7.250% due 01/15/10 (Ñ)		3,025	3,208
3.875% due 02/15/10		5,035	4,986
4.750% due 04/20/10 (Ñ)		7,620	7,688
4.375% due 06/21/10		8,000	7,998
5.050% due 02/07/11		6,600	6,722
Zero coupon due 10/09/19		1,960	1,059
Federal Home Loan Bank (Ñ) 5.375% due 08/19/11		1,240	1,276
Federal Home Loan Bank System 5.310% due 12/28/12 (Ñ)		5,500	5,663
Series VX10 4.200% due 05/07/10		9,000	8,927
Financing Corp.
Principal Only STRIP
Series 1
Zero coupon due 05/11/16		400	266
Series 2P
Zero coupon due 11/30/17		330	202
Series 3P
Zero coupon due 11/30/17		885	542
Series 5P
Zero coupon due 02/08/18		490	297
Series 6P
Zero coupon due 08/03/18		2,355	1,387
Series 8P
Zero coupon due 08/03/18		4,660	2,745
Series 9P
Zero coupon due 10/06/17		2,315	1,430
Series 10P
Zero coupon due 11/30/17		3,865	2,367
Series 12P
Zero coupon due 12/06/18		1,770	1,022
Series 13
Zero coupon due 12/27/16		2,055	1,319

	Principal Amount ($) or Shares	Market Value $
Series 13P
Zero coupon due 12/27/18	11,060	6,362
Series 15P
Zero coupon due 03/07/19	525	299
Series 16P
Zero coupon due 04/05/19	2,320	1,314
Series 19
Zero coupon due 06/06/16	1,185	785
Series A-P
Zero coupon due 10/06/17	345	213
Series B-P
Zero coupon due 04/06/18	785	471
Series C-P
Zero coupon due 11/30/17	1,820	1,115
Series D-P
Zero coupon due 09/26/19	1,340	740
Series E-P
Zero coupon due 11/02/18	855	496
Freddie Mac
5.000% due 06/11/09	395	399

		83,257

United States Government Treasuries - 3.5%
United States Treasury Inflation Indexed Bonds
0.875% due 04/15/10 (Ñ)	34,586	33,791
2.375% due 04/15/11 (Ñ)	3,060	3,107
3.375% due 01/15/12 (Ñ)	7,126	7,556
2.000% due 04/15/12	4,406	4,417
2.000% due 01/15/14	1,607	1,606
2.000% due 07/15/14 (Ñ)	48,551	48,535
2.375% due 01/15/17	228	233
2.625% due 07/15/17 (Ñ)	6,076	6,348
2.375% due 01/15/25	2,544	2,598
2.000% due 01/15/26	1,681	1,623
2.375% due 01/15/27	3,825	3,924
3.625% due 04/15/28	773	952
United States Treasury Notes
4.750% due 12/31/08 (Ñ)	37,185	37,493
4.250% due 09/30/12	260	261
4.125% due 10/31/12	210	207
12.000% due 08/15/13 (Ñ)	315	334
13.250% due 05/15/14	510	579
12.500% due 08/15/14 (Ñ)	605	693
4.250% due 11/15/14 (Ñ)	2,655	2,646
4.250% due 08/15/15 (Ñ)	4,160	4,129
5.125% due 05/15/16 (Ñ)	90	94
4.875% due 08/15/16 (Ñ)	590	609

140	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.625% due 11/15/16 (Ñ)	80	81
4.625% due 02/15/17 (Ñ)	70	71
8.750% due 05/15/17 (Ñ)	1,545	2,048
4.750% due 08/15/17 (Ñ)	75	77
7.125% due 02/15/23 (Ñ)	6,600	8,271
6.000% due 02/15/26 (Ñ)	31,380	35,930
4.750% due 02/15/37 (Ñ)	12,255	12,248
5.000% due 05/15/37 (Ñ)	4,350	4,523
United States Treasury Principal (Ñ)
Zero coupon due 11/15/21	5	3

		224,987

Total Long-Term Investments
(cost $6,315,551)		6,308,542

Common Stocks - 1.0%
Financial Services - 1.0%
Emerging Market Local Currency Fund (Æ)	2,273,059	28,958
Pacific Investment Management Co. Series High Yield Portfolio Institutional	4,265,999	36,601

Total Common Stocks
(cost $61,834)		65,559

Preferred Stocks - 0.1%
Financial Services - 0.1%
Deutsche Bank Contingent Capital Trust II (Æ)	82,250	1,974
DG Funding Trust (Æ)(Å)	361	3,798
Harborview NIM Corp. (Æ)(Þ)	14,173	781

		6,553

Producer Durables - 0.0%
Nexen, Inc. (Æ)	15,695	387

Total Preferred Stocks
(cost $7,182)		6,940

Warrants & Rights - 0.0%
Materials and Processing - 0.0%
Solutia, Inc. (Æ)(Þ) 2009 Warrants	850	—

Total Warrants & Rights
(cost $73)		—

		Notional Amount	Market Value $
Options Purchased - 0.1%
(Number of Contracts)
Euro-Bund Futures
Sep 2008 92.50 Put (1,308)	USD	302,475	8
Eurodollar Futures
Dec 2007 91.25 Put (608)	USD	138,700	4
Sep 2008 92.25 Put (615)	USD	141,834	4
Mar 2008 91.75 Put (1,500)	USD	344,063	9
Mar 2008 92.25 Put (2,723)	USD	627,992	17
Jun 2008 92.75 Put (472)	USD	109,445	3
Mar 2008 93.00 Put (436)	USD	101,370	3
Jun 2008 92.50 Put (500)	USD	115,625	3

Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/USD 4.750% Feb 2008 0.00 Call		32,000	101
USD Three Month LIBOR/USD 5.000% Feb 2008 0.00 Call		47,700	466
USD Three Month LIBOR/USD 4.750% Mar 2008 0.00 Call (2)		95,700	683
USD Three Month LIBOR/USD 4.750% Sep 2008 0.00 Call (3)		98,500	814
USD Three Month LIBOR/USD 4.750% Dec 2008 0.00 Call		49,600	416
USD Three Month LIBOR/USD 5.000% Dec 2008 0.00 Call		125,500	1,362
USD Three Month LIBOR/USD 5.200% Feb 2009 0.00 Call		39,000	505

United States Treasury Bonds
Nov 2007 105.00 Put (1,400)	USD	147,000	22

United States Treasury Notes 5 Year Futures
Nov 2007 106.00 Call (199)	USD	21,094	159
Nov 2007 109.00 Call (612)	USD	66,708	38

Total Options Purchased
(cost $2,722)			4,617

Multistrategy Bond Fund	141

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 17.1%
Abbey National Treasury Services PLC 5.074% due 07/02/08	2,800	2,799
ALROSA Finance SA 8.125% due 05/06/08	4,240	4,276
American Express Bank (Ê)
Series BKNT 5.070% due 10/16/08	3,000	2,992
American Express Centurion Bank (Ê)
Series BKNT 5.122% due 05/07/08	800	799
AT&T, Inc. (Ê) 5.648% due 05/15/08	3,300	3,298
Avista Corp. 9.750% due 06/01/08	1,045	1,071
AXA Financial, Inc. 6.500% due 04/01/08	325	327
Barclays Bank PLC 5.704% due 03/17/08	5,500	5,502
BellSouth Corp. (Ê) 5.658% due 08/15/08	1,300	1,299
Campbell Soup Co. 5.875% due 10/01/08	130	131
Caterpillar Financial Services Corp.
Series MTNF 3.625% due 11/15/07	160	160
CIT Group, Inc. 3.650% due 11/23/07	260	260
Citigroup Funding, Inc.
Zero coupon due 11/15/07	3,010	3,403
Zero coupon due 07/17/08	385	522
Citigroup Global Markets Deutschland for Tyumen Oil Co.
Series REGS 11.000% due 11/06/07	1,175	1,175
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM 5.760% due 03/07/08	3,100	3,102
Citigroup, Inc.
4.200% due 12/20/07	3,600	3,596
3.500% due 02/01/08	4,645	4,627
Clear Channel Communications, Inc. 4.625% due 01/15/08	625	622
Clorox Co. (Ê) 5.828% due 12/14/07	705	706
Comcast LCI Holdings 7.625% due 02/15/08	100	101

	Principal Amount ($) or Shares	Market Value $
Constellation Brands, Inc.
Series B 8.000% due 02/15/08	835	835
Countrywide Home Loans, Inc. 3.250% due 05/21/08 (Ñ)	680	646
Series MTNK (Ñ) 4.250% due 12/19/07	750	741
CSC Holdings, Inc. 7.250% due 07/15/08	1,500	1,504
Daimler Finance NA LLC 4.750% due 01/15/08	300	300
Delphi Corp. Term Loan C 7.875% due 12/31/07	400	398
Dexia Credit SA 5.079% due 09/29/08	11,300	11,293
Dominion Resources, Inc.
Series A 5.687% due 05/15/08	1,675	1,677
Dresdner Bank AG (Þ) Zero coupon due 01/24/08	2,885	2,854
El Paso Corp. (Ñ) 6.950% due 12/15/07	2,600	2,603
Entergy Gulf States, Inc. 3.600% due 06/01/08	235	232
Fannie Mae 4.200% due 03/24/08 (Ñ)	11,000	10,976
3.500% due 03/28/08	1,925	1,916
2.500% due 06/15/08	3,460	3,416
Fannie Mae REMICS
Series 1993-134 Class H 6.500% due 08/25/08	117	117
Federal Home Loan Bank System 4.800% due 05/02/08 (Ñ)	18,000	18,014
Series 577 (Ñ) 4.500% due 09/26/08	16,900	16,897
Series IY08 3.400% due 03/18/08	6,000	5,971
Zero coupon due 11/08/07 (ç)(§)(ž)	7,160	7,154
Fortis Bank 5.074% due 09/30/08	2,900	2,898
Fortis Bank SA - NY (Ê)
Series YCD 4.738% due 06/30/08	2,700	2,696
Freddie Mac 3.450% due 03/12/08	6,000	5,973
Galleon Capital Corp. 5.320% due 11/01/07	16,965	16,965

142	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Gazinvest Luxembourg SA for Gazprombank 7.250% due 10/30/08		2,300	2,311
General Electric Capital Corp.
Series MTNA (Ê)
5.696% due 01/15/08		700	700
5.111% due 07/28/08		2,000	2,001
Greater Bay Bancorp
Series B 5.250% due 03/31/08		900	901
Harley-Davidson Motorcycle Trust
Series 2007-2 Class A1 5.310% due 05/15/08		1,630	1,630
HSBC Finance Corp. (Ê) 5.824% due 09/15/08		4,500	4,498
JC Penney Corp., Inc. 7.375% due 08/15/08		1,550	1,574
JetBlue Airways Corp. (Ê)
Series 04-1 9.944% due 03/15/08		2,285	2,287
John Deere Capital Corp. (Ê) 5.293% due 07/15/08		800	800
Kansas City Southern Railway 9.500% due 10/01/08		4,000	4,090
Kingdom of the Netherlands Zero coupon due 12/19/07	EUR	1,500	2,162
Knight Ridder, Inc. 6.625% due 11/01/07		2,400	2,400
Lehman Brothers Holdings, Inc. (Ê) 5.270% due 10/22/08		1,800	1,791
Mandalay Resort Group 9.500% due 08/01/08		465	477
MBNA Corp. (Ê)
Series MTNF 3.590% due 05/05/08		780	782
Merrill Lynch & Co., Inc. (Ê) 5.794% due 06/16/08		6,800	6,781
Morgan Stanley (Ê)
Series MTNF 5.334% due 01/18/08		1,400	1,400
Nordea Bank Finland PLC 5.443% due 05/28/08		1,700	1,699
Owens-Illinois, Inc. 7.350% due 05/15/08		650	653
Platinum Underwriters Holdings, Ltd.
Series B 6.371% due 11/16/07		405	405

	Principal Amount ($) or Shares	Market Value $
Popular NA, Inc. 4.250% due 04/01/08	545	543
Series MTNE 3.875% due 10/01/08	1,600	1,577
PSEG Energy Holdings LLC 8.625% due 02/15/08	94	95
Rabobank USA Financial Corp. 4.810% due 11/01/07	13,700	13,700
Residential Capital LLC (Ê) 6.224% due 06/09/08	3,540	3,168
Royal Bank of Scotland 5.265% due 03/26/08	400	400
Royal Bank of Scotland PLC (The) (Ê)(Þ) 5.230% due 07/21/08	800	800
Russell Investment Company Money Market Fund	810,004,000	810,004
Santander US Debt SA Unipersonal (Ê)(Þ) 5.298% due 09/19/08	4,300	4,297
Skandinaviska Enskilda Banken 5.340% due 08/21/08	3,000	2,999
SLM Corp. (Ê)
Series MTNA 5.294% due 07/25/08	6,200	6,125
Societe Generale 5.271% due 06/30/08	6,900	6,901
Transocean, Inc. (Ê) 5.869% due 09/05/08	2,000	1,996
UBS Financial Del LLC 5.245% due 11/02/07	800	800
Unicredit Luxembourg Finance SA (Ê)(Å) 5.143% due 10/24/08	5,610	5,597
Unicredito Italiano NY (Ê)
Series YCD 5.350% due 05/06/08	6,300	6,292
Unicredito Italiano SpA 5.346% due 05/29/08	2,800	2,804
Union Pacific Corp. 6.625% due 02/01/08	265	266
Series MTNE 6.790% due 11/09/07	110	110
United States Treasury Bills (ç)(§)(z)
3.895% due 11/29/07	500	499
3.972% due 11/29/07	3,890	3,878
4.734% due 11/29/07	4,660	4,643

Multistrategy Bond Fund	143

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.740% due 11/29/07	500	498
3.771% due 12/13/07 (Ñ)	500	498
3.859% due 12/13/07 (Ñ)	500	498
3.864% due 12/13/07 (Ñ)	800	796
3.889% due 12/13/07 (Ñ)	400	398
3.890% due 12/13/07 (Ñ)	500	498
3.916% due 12/13/07 (Ñ)	600	597
3.921% due 12/13/07 (Ñ)	760	757
3.947% due 12/13/07 (Ñ)	250	249
3.983% due 12/13/07 (Ñ)	750	747
3.734% due 12/27/07	1,200	1,193
3.908% due 12/27/07	150	149
3.935% due 12/27/07	70	70
4.017% due 12/27/07	150	149
4.273% due 12/27/07	100	99
5.036% due 01/10/08 (Ñ)	1,000	976
United States Treasury Notes (Ñ)
3.000% due 02/15/08	130	130
3.375% due 02/15/08	300	299
VTB Capital SA for Vneshtorgbank
5.956% due 08/01/08 (Ê)(þ)	3,200	3,168
Series REGS (Ê)
5.956% due 08/01/08	1,840	1,822
Wachovia Bank NA (Ê) Series BKNT 5.190% due 06/27/08	800	799
Wachovia Corp. (Ê) 5.034% due 10/28/08	3,000	2,998
Wal-Mart Stores, Inc. (Ê) 5.594% due 06/16/08	1,900	1,901
WellPoint, Inc. 3.750% due 12/14/07	270	270
Westpac Banking Corp.
5.250% due 11/02/07	4,500	4,496
Series DPNT (Ê)
5.082% due 06/06/08	1,300	1,299
Wisconsin Electric Power Co. 3.500% due 12/01/07	145	145

Total Short-Term Investments
(cost $1,099,001)		1,099,179

	Principal Amount ($) or Shares	Market Value $
Other Securities - 6.0%
Russell Investment Company Money Market Fund (×)	88,048,280	88,048
State Street Securities Lending Quality Trust (×)	298,404,750	298,405

Total Other Securities
(cost $386,453)		386,453

Total Investments - 122.1%
(identified cost $7,872,816)		7,871,290

Other Assets and Liabilities, Net - (22.1%)		(1,424,911)

Net Assets - 100.0%		6,446,379

See accompanying notes which are an integral part of the financial statements.

144	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Euro-Bund Futures (Germany) expiration date 12/07 (154)	EUR	25,250	(5)

Euro-Schatz Bond Futures expiration date 12/07 (3)	EUR	448	(15)

Euro Yen Futures expiration date 12/07 (66)	JPY	1,636,553	20

Eurodollar Futures (CME) expiration date 03/09 (1,846)	USD	441,448	82
expiration date 12/08 (3,859)	USD	923,266	3,473
expiration date 12/08 (38)	USD	9,092	48
expiration date 06/08 (2,468)	USD	589,975	2,058
expiration date 06/08 (38)	USD	9,084	39
expiration date 03/08 (38)	USD	9,073	34
expiration date 09/08 (1,357)	USD	324,628	1,974
expiration date 09/08 (38)	USD	9,091	44
expiration date 09/09 (111)	USD	26,490	38
expiration date 06/09 (117)	USD	27,951	53
expiration date 06/09 (38)	USD	9,078	45
expiration date 12/07 (183)	USD	43,577	103
expiration date 03/09 (38)	USD	9,087	47

Japanese 10 Year Bond (Japan) expiration date 12/07 (54)	JPY	63,698	309

LIBOR Futures expiration date 03/08 (35)	GBP	4,118	(7)
expiration date 06/08 (107)	GBP	12,617	(18)
expiration date 12/07 (4)	GBP	469	3
expiration date 12/08 (61)	GBP	7,207	120
expiration date 09/08 (72)	GBP	8,501	86
expiration date 03/09 (51)	GBP	6,026	82
expiration date 06/09 (17)	GBP	2,008	30

Three Month Short Sterling Interest Rate Futures (UK) expiration date 12/07 (133)	GBP	56	24

United States Treasury Bonds expiration date 12/07 (236)	USD	26,572	258
expiration date 12/07 (596)	USD	67,106	(53)
expiration date 12/07 (778)	USD	87,598	1,016
expiration date 12/07 (5)	USD	563	7

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
United States Treasury 2 Year Notes expiration date 12/07 (266)	USD	55,091	123
expiration date 12/07 (313)	USD	64,825	37
expiration date 12/07 (287)	USD	59,440	173
expiration date 12/07 (132)	USD	27,338	107

United States Treasury 5 Year Notes expiration date 12/07 (1,059)	USD	113,677	536
expiration date 12/07 (939)	USD	100,796	629
expiration date 12/07 (487)	USD	52,276	(199)
expiration date 12/07 (321)	USD	34,457	255
expiration date 12/07 (2,307)	USD	247,642	1,633

United States Treasury 10 Year Notes
expiration date 03/08 (526)	USD	57,671	420
expiration date 12/07 (533)	USD	58,638	480
expiration date 12/07 (127)	USD	13,972	(135)
expiration date 12/07 (27)	USD	2,970	10

Short Positions
Euro-Bobl Futures (Germany) expiration date 12/07 (818)	EUR	129,650	(2)

Japanese 10 Year Bond (Japan) expiration date 12/07 (31)	JPY	4,215,690	(91)

Long Gilt Bond (UK) expiration date 12/07 (43)	GBP	9,585	(24)

Three Month Short Sterling Interest Rate Futures (UK) expiration date 12/07 (133)	GBP	17	47

United States Treasury Bonds expiration date 12/07 (96)	USD	10,809	51
expiration date 12/07 (97)	USD	10,922	(92)

United States Treasury 5 Year Notes expiration date 12/07 (712)	USD	76,429	(331)

United States Treasury 10 Year Notes expiration date 12/07 (345)	USD	37,955	(202)
expiration date 12/07 (2,506)	USD	275,699	(2,545)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			10,775

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	145

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Options Written (Number of Contracts)		Notional Amount	Market Value $

Swaptions
(Fund Pays/Fund Receives)
USD 5.100%/USD Three Month LIBOR
Feb 2008 0.00 Call (1)		21,000	(329)
USD 4.900%/USD Three Month LIBOR
Feb 2008 0.00 Call (1)		7,000	(71)
USD 4.900%/USD Three Month LIBOR
Mar 2008 0.00 Call (2)		29,600	(350)
USD 4.950%/USD Three Month LIBOR
Mar 2008 0.00 Call (1)		12,000	(156)
USD 4.950%/USD Three Month LIBOR
Sep 2008 0.00 Call (3)		42,400	(657)
USD 5.000%/USD Three Month LIBOR
Dec 2008 0.00 Call (1)		16,600	(314)
USD 5.200%/USD Three Month LIBOR
Dec 2008 0.00 Call (1)		41,800	(1,018)
USD 5.450%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)		17,000	(477)

United States Treasury Bonds
Nov 2007 105.00 Put (1,400)	USD	147,000	(22)
Nov 2007 106.00 Put (2,602)	USD	275,812	(41)
Nov 2007 107.00 Put (2,017)	USD	215,819	(63)
Nov 2007 116.00 Call (3,015)	USD	349,740	(283)

United States Treasury Notes 2 Year Futures
Nov 2007 104.00 Call (985)	USD	204,880	(92)

5 Year Futures
Nov 2007 109.00 Call (612)	USD	66,708	(38)

Options Written (Number of Contracts)		Notional Amount	Market Value $
10 Year Futures
Nov 2007 106.00 Put (3,692)	USD	391,352	(58)
Nov 2007 107.00 Put (70)	USD	7,490	(3)
Nov 2007 112.00 Call (2,631)	USD	294,672	(370)

Total Liability for Options Written (premiums received $5,536)			(4,342)

See accompanying notes which are an integral part of the financial statements.

146	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount		Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

CMBS AAA 10 Year Index	Bank of America	USD	700	CMBS AAA 10 Year Index plus 0.700%	11/30/07	10
CMBS AAA 10 Year Index	Bank of America	USD	3,100	CMBS AAA 10 Year Index plus 0.450%	12/31/07	43
CMBS AAA 10 Year Index	Bank of America	USD	15,000	CMBS AAA 10 Year Index minus 0.100%	12/31/07	(165)
CMBS AAA 10 Year Index	Bank of America	USD	14,000	CMBS AAA 10 Year Index minus 0.500%	01/31/08	159
CMBS AAA 10 Year Index	Bank of America	USD	5,000	CMBS AAA 10 Year Index minus 0.075%	01/31/08	(55)
CMBS AAA 10 Year Index	Bank of America	USD	5,000	CMBS AAA 10 Year Index minus 0.100%	02/29/08	(55)
CMBS AAA 10 Year Index	Deutsche Bank	USD	15,000	CMBS AAA 10 Year Index	11/30/07	(164)
CMBS AAA 10 Year Index	Deutsche Bank	USD	19,000	CMBS AAA 10 Year Index	01/31/08	(207)
CMBS AAA 10 Year Index	Deutsche Bank	USD	20,000	CMBS AAA 10 Year Index minus 0.150%	01/31/08	221
Turkish Overnight Index Tuibon	Deutsche Bank	TRY	2,879	Turkish Overnight Index Tuibon plus 0.500%	03/07/12	370
CMBS AAA 10 Year Index	JP Morgan	USD	700	CMBS AAA 10 Year Index plus 0.750%	11/30/07	9
CMBS AAA 10 Year Index	JP Morgan	USD	15,000	CMBS AAA 10 Year Index minus 0.050%	01/31/08	164
CMBS AAA 10 Year Index	JP Morgan	USD	15,000	CMBS AAA 10 Year Index minus 0.300%	01/31/08	(168)

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						162

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	147

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	CAD	17,800	Three Month LIBOR	4.967%	05/30/10	(116)
Bank of America	USD	37,500	5.473%	Three Month LIBOR	06/14/11	1,437
Bank of America	USD	12,400	5.000%	Three Month LIBOR	12/19/12	97
Bank of America	USD	30,900	5.000%	Three Month LIBOR	12/19/12	242
Bank of America	USD	47,800	5.000%	Three Month LIBOR	12/19/12	374
Bank of America	USD	103,100	5.000%	Three Month LIBOR	12/19/12	806
Bank of America	CAD	11,170	4.955%	Three Month LIBOR	05/30/13	104
Bank of America	USD	16,200	Three Month LIBOR	5.000%	12/19/14	(38)
Bank of America	USD	13,200	5.548%	Three Month LIBOR	06/14/16	457
Bank of America	USD	4,800	5.000%	Three Month LIBOR	12/19/17	(40)
Bank of America	USD	26,200	5.250%	Three Month LIBOR	12/19/22	(7)
Bank of America	USD	27,700	5.000%	Three Month LIBOR	12/19/22	(723)
Bank of America	USD	7,000	5.628%	Three Month LIBOR	06/16/36	380
Bank of America	CAD	1,540	Three Month LIBOR	4.990%	05/30/38	5
Barclays Bank PLC	GBP	3,700	6.000%	Six Month LIBOR	03/20/09	22
Barclays Bank PLC	EUR	55,040	Six Month LIBOR	4.500%	12/19/09	93
Barclays Bank PLC	BRL	5,600	11.360%	Brazil Interbank Deposit Rate	01/04/10	(20)
Barclays Bank PLC	EUR	2,800	2.103%	Consumer Price Index (France)	10/15/10	55
Barclays Bank PLC	GBP	6,250	Six Month LIBOR	5.750%	12/19/12	(101)
Barclays Bank PLC	EUR	8,670	4.500%	Six Month LIBOR	12/19/12	(28)
Barclays Bank PLC	GBP	11,350	Six Month LIBOR	5.750%	12/19/12	(183)
Barclays Bank PLC	GBP	11,770	5.750%	Six Month LIBOR	12/19/12	190
Barclays Bank PLC	GBP	12,410	Six Month LIBOR	5.750%	12/19/12	(201)
Barclays Bank PLC	GBP	13,280	5.750%	Six Month LIBOR	12/19/12	215
Barclays Bank PLC	EUR	17,220	4.500%	Six Month LIBOR	12/19/12	(55)
Barclays Bank PLC	JPY	7,442,000	Six Month LIBOR	1.750%	12/19/14	(972)
Barclays Bank PLC	EUR	22,000	4.250%	Six Month LIBOR	07/20/16	(2,125)
Barclays Bank PLC	EUR	730	Six Month LIBOR	4.500%	12/19/17	13
Barclays Bank PLC	GBP	820	5.500%	Six Month LIBOR	12/19/17	16
Barclays Bank PLC	EUR	2,010	Six Month LIBOR	4.500%	12/19/17	36
Barclays Bank PLC	EUR	6,650	Six Month LIBOR	4.500%	12/19/17	120
Barclays Bank PLC	SEK	7,000	4.500%	Three Month LIBOR	12/19/17	(28)
Barclays Bank PLC	EUR	9,100	Six Month LIBOR	4.500%	12/19/17	165
Barclays Bank PLC	EUR	11,880	Six Month LIBOR	4.500%	12/19/17	215
Barclays Bank PLC	EUR	13,400	4.500%	Six Month LIBOR	12/19/17	(242)
Barclays Bank PLC	SEK	19,000	4.500%	Three Month LIBOR	12/19/17	(75)
Barclays Bank PLC	SEK	63,000	4.500%	Three Month LIBOR	12/19/17	(249)
Barclays Bank PLC	SEK	68,000	Three Month LIBOR	4.500%	12/19/17	285
Barclays Bank PLC	SEK	85,000	4.500%	Three Month LIBOR	12/19/17	(335)
Barclays Bank PLC	SEK	113,000	4.500%	Three Month LIBOR	12/19/17	(446)
Barclays Bank PLC	JPY	180,000	2.000%	Six Month LIBOR	12/19/17	28
Barclays Bank PLC	SEK	262,000	Three Month LIBOR	4.500%	12/19/17	1,099
Barclays Bank PLC	GBP	600	Six Month LIBOR	4.000%	12/15/36	173
Barclays Bank PLC	GBP	2,280	4.750%	Six Month LIBOR	12/19/37	(65)
Barclays Bank PLC	EUR	3,290	Six Month LIBOR	4.500%	12/19/37	227
Barclays Bank PLC	GBP	4,550	4.750%	Six Month LIBOR	12/19/37	(129)

See accompanying notes which are an integral part of the financial statements.

148	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Barclays Bank PLC	EUR	5,830	4.500%	Six Month LIBOR	12/19/37	(403)
Barclays Bank PLC	EUR	6,570	Six Month LIBOR	4.500%	12/19/37	—
Barclays Bank PLC	GBP	11,630	Six Month LIBOR	4.750%	12/19/37	330
Bear Stearns	USD	35,300	5.000%	Three Month LIBOR	12/19/12	276
Bear Stearns	USD	110,200	Three Month LIBOR	5.282%	08/20/14	(2,160)
Bear Stearns	USD	43,500	Three Month LIBOR	5.000%	12/19/14	(102)
Bear Stearns	USD	52,200	5.000%	Three Month LIBOR	12/19/14	122
Bear Stearns	USD	283,400	5.000%	Three Month LIBOR	12/19/14	663
Bear Stearns	USD	23,500	Three Month LIBOR	5.000%	12/19/14	(55)
Bear Stearns	USD	3,200	5.250%	Three Month LIBOR	12/19/17	54
Bear Stearns	USD	3,200	Three Month LIBOR	5.250%	12/19/27	5
Bear Stearns	USD	9,300	5.250%	Three Month LIBOR	12/19/37	(140)
BNP Paribas	EUR	23,230	4.250%	Six Month LIBOR	06/22/09	(310)
BNP Paribas	EUR	5,600	4.500%	Six Month LIBOR	12/19/37	(387)
Citibank	GBP	4,620	5.750%	Six Month LIBOR	12/19/12	75
Citibank	GBP	11,760	Six Month LIBOR	5.750%	12/19/12	(190)
Citibank	GBP	11,850	5.750%	Six Month LIBOR	12/19/12	192
Citibank	JPY	78,000	Six Month LIBOR	1.500%	12/19/12	(6)
Citibank	USD	32,400	Three Month LIBOR	5.000%	12/19/14	(76)
Citibank	JPY	347,000	1.750%	Six Month LIBOR	12/19/14	45
Citibank	JPY	1,765,000	Six Month LIBOR	1.750%	12/19/14	(230)
Citibank	JPY	2,443,000	1.750%	Six Month LIBOR	12/19/14	319
Citibank	JPY	2,490,000	Six Month LIBOR	1.750%	12/19/14	(325)
Citibank	JPY	2,502,000	1.750%	Six Month LIBOR	12/19/14	327
Citibank	JPY	8,792,000	Six Month LIBOR	1.750%	12/19/14	(1,148)
Citibank	MXN	2,300	8.170%	Mexico Interbank 28 Day Deposit Rate	11/04/16	—
Citibank	JPY	868,000	Six Month LIBOR	2.000%	12/19/17	(133)
Citibank	JPY	4,684,000	2.000%	Six Month LIBOR	12/19/17	716
Credit Suisse First Boston	EUR	45,890	Six Month LIBOR	4.500%	12/19/09	78
Credit Suisse First Boston	EUR	55,070	Six Month LIBOR	4.500%	12/19/09	93
Credit Suisse First Boston	EUR	129,290	4.500%	Six Month LIBOR	12/19/09	(219)
Credit Suisse First Boston	USD	61,490	Three Month LIBOR	5.000%	12/19/12	(481)
Credit Suisse First Boston	EUR	67,380	Six Month LIBOR	4.500%	12/19/12	215
Credit Suisse First Boston	EUR	690	Six Month LIBOR	4.500%	12/19/17	13
Credit Suisse First Boston	EUR	2,200	Six Month LIBOR	4.500%	12/19/17	40
Credit Suisse First Boston	EUR	2,300	Six Month LIBOR	4.500%	12/19/17	42
Credit Suisse First Boston	USD	5,200	5.250%	Three Month LIBOR	12/19/17	58
Credit Suisse First Boston	EUR	5,250	Six Month LIBOR	4.500%	12/19/17	95
Credit Suisse First Boston	SEK	6,000	4.500%	Three Month LIBOR	12/19/17	(24)
Credit Suisse First Boston	EUR	19,330	Six Month LIBOR	4.500%	12/19/17	350
Credit Suisse First Boston	EUR	19,340	Six Month LIBOR	4.500%	12/19/17	350
Credit Suisse First Boston	SEK	21,000	4.500%	Three Month LIBOR	12/19/17	(83)
Credit Suisse First Boston	SEK	22,000	4.500%	Three Month LIBOR	12/19/17	(87)
Credit Suisse First Boston	EUR	22,230	4.500%	Six Month LIBOR	12/19/17	(402)
Credit Suisse First Boston	EUR	38,110	4.500%	Six Month LIBOR	12/19/17	(690)

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	149

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Credit Suisse First Boston	SEK	50,000	4.500%	Three Month LIBOR	12/19/17	(197)
Credit Suisse First Boston	SEK	138,000	Three Month LIBOR	4.500%	12/19/17	579
Credit Suisse First Boston	GBP	2,600	4.750%	Six Month LIBOR	12/19/37	(47)
Credit Suisse First Boston	GBP	2,750	Six Month LIBOR	4.750%	12/19/37	78
Credit Suisse First Boston	EUR	4,890	4.500%	Six Month LIBOR	12/19/37	(338)
Credit Suisse First Boston	GBP	5,760	Six Month LIBOR	4.750%	12/19/37	163
Credit Suisse First Boston	EUR	5,870	4.500%	Six Month LIBOR	12/19/37	(406)
Credit Suisse First Boston	EUR	10,100	4.500%	Six Month LIBOR	12/19/37	(699)
Credit Suisse First Boston	EUR	10,100	4.500%	Six Month LIBOR	12/19/37	(698)
Credit Suisse First Boston	EUR	11,970	4.500%	Six Month LIBOR	12/19/37	(828)
Credit Suisse First Boston	EUR	20,030	Six Month LIBOR	4.500%	12/19/37	1,385
Deutsche Bank	EUR	400	5.000%	Six Month LIBOR	12/19/09	5
Deutsche Bank	USD	21,000	5.000%	Three Month LIBOR	12/19/09	187
Deutsche Bank	AUD	42,910	6.500%	Six Month LIBOR	12/19/12	(1,283)
Deutsche Bank	AUD	49,910	Six Month LIBOR	6.500%	12/19/12	1,575
Deutsche Bank	USD	53,100	5.000%	Three Month LIBOR	12/19/12	415
Deutsche Bank	JPY	78,000	1.500%	Six Month LIBOR	12/19/12	6
Deutsche Bank	JPY	3,812,000	1.750%	Six Month LIBOR	12/19/14	546
Deutsche Bank	EUR	4,770	Six Month LIBOR	4.500%	12/19/17	86
Deutsche Bank	USD	7,500	5.250%	Three Month LIBOR	12/19/17	119
Deutsche Bank	EUR	21,420	4.500%	Six Month LIBOR	12/19/17	(388)
Deutsche Bank	SEK	45,000	4.500%	Three Month LIBOR	12/19/17	(178)
Deutsche Bank	JPY	340,000	2.000%	Six Month LIBOR	12/19/17	52
Deutsche Bank	SEK	386,000	Three Month LIBOR	4.500%	12/19/17	1,618
Deutsche Bank	JPY	3,816,000	Six Month LIBOR	2.000%	12/19/17	(673)
Deutsche Bank	USD	1,500	5.000%	Three Month LIBOR	12/19/22	(39)
Deutsche Bank	USD	7,500	Three Month LIBOR	5.250%	12/19/27	16
Deutsche Bank	USD	10	5.000%	Three Month LIBOR	12/19/37	(1)
Deutsche Bank	EUR	3,200	Six Month LIBOR	4.500%	12/19/37	221
Deutsche Bank	EUR	4,970	4.500%	Six Month LIBOR	12/19/37	(344)
Goldman Sachs	EUR	800	4.000%	Six Month LIBOR	03/20/09	(6)
Goldman Sachs	GBP	400	5.000%	Six Month LIBOR	06/15/09	(11)
Goldman Sachs	GBP	24,600	6.000%	Six Month LIBOR	06/19/09	196
Goldman Sachs	BRL	1,400	11.465%	Brazil Interbank Deposit Rate	01/04/10	(3)
Goldman Sachs	EUR	800	1.960%	Consumer Price Index (France)	03/30/12	(5)
Goldman Sachs	MXN	15,700	7.780%	Mexico Interbank 28 Day Deposit Rate	04/03/12	(18)
Goldman Sachs	USD	21,405	4.987%	Three Month LIBOR	05/02/12	(500)
Goldman Sachs	GBP	1,600	Six Month LIBOR	5.500%	12/15/36	(312)
HSBC	GBP	200	Six Month LIBOR	4.000%	12/15/36	58
JP Morgan	USD	31,300	5.000%	Three Month LIBOR	12/19/10	328
JP Morgan	EUR	2,500	1.948%	Consumer Price Index (France)	03/15/12	(17)
JP Morgan	USD	15,000	Three Month LIBOR	5.000%	12/19/12	(117)
JP Morgan	USD	31,000	Three Month LIBOR	5.000%	12/19/12	(242)
JP Morgan	USD	54,100	Three Month LIBOR	5.000%	12/19/14	(127)
Lehman Brothers	GBP	12,600	4.500%	Six Month LIBOR	09/20/09	(608)

See accompanying notes which are an integral part of the financial statements.

150	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Lehman Brothers	EUR	26,710	4.500%	Six Month LIBOR	12/19/09	(45)
Lehman Brothers	JPY	3,356,000	1.188%	Six Month LIBOR	12/17/10	—
Lehman Brothers	JPY	1,500,000	1.750%	Six Month LIBOR	12/19/14	196
Lehman Brothers	JPY	2,127,000	Six Month LIBOR	1.709%	12/17/15	—
Lehman Brothers	USD	32,800	5.335%	Three Month LIBOR	05/22/17	1,049
Lehman Brothers	USD	24,600	5.371%	Three Month LIBOR	05/23/17	857
Lehman Brothers	USD	51,000	5.336%	Three Month LIBOR	05/24/17	1,631
Lehman Brothers	USD	46,100	5.403%	Three Month LIBOR	05/25/17	1,721
Lehman Brothers	USD	63,000	5.440%	Three Month LIBOR	05/29/17	2,530
Lehman Brothers	JPY	431,000	2.648%	Six Month LIBOR	12/17/38	—
Merrill Lynch	GBP	29,800	4.500%	Six Month LIBOR	09/20/09	(1,439)
Merrill Lynch	BRL	1,200	12.948%	Brazil Interbank Deposit Rate	01/04/10	20
Merrill Lynch	BRL	3,700	11.430%	Brazil Interbank Deposit Rate	01/04/10	(11)
Merrill Lynch	GBP	300	Six Month LIBOR	4.000%	12/15/35	24
Merrill Lynch	GBP	3,010	Six Month LIBOR	4.750%	12/19/37	85
Morgan Stanley	USD	7,100	5.000%	Three Month LIBOR	12/19/37	(371)
Royal Bank of Scotland	GBP	500	6.000%	Six Month LIBOR	03/20/09	3
Royal Bank of Scotland	GBP	3,700	6.000%	Six Month LIBOR	06/19/09	29
Royal Bank of Scotland	USD	17,500	5.000%	Three Month LIBOR	12/19/09	156
Royal Bank of Scotland	GBP	16,630	5.750%	Six Month LIBOR	12/19/10	90
Royal Bank of Scotland	EUR	900	1.955%	Consumer Price Index (France)	03/28/12	(7)
Royal Bank of Scotland	USD	9,000	Three Month LIBOR	5.000%	12/19/12	70
Royal Bank of Scotland	USD	9,800	5.000%	Three Month LIBOR	12/19/17	(81)
Royal Bank of Scotland	GBP	200	Six Month LIBOR	5.500%	12/15/36	(39)
Royal Bank of Scotland	GBP	1,600	Six Month LIBOR	4.000%	12/15/36	461
Royal Bank of Scotland	USD	7,400	5.000%	Three Month LIBOR	12/19/37	(386)
UBS	AUD	26,900	7.000%	Three Month LIBOR	09/15/09	(84)
UBS	GBP	3,310	Six Month LIBOR	5.750%	12/19/10	(18)
UBS	GBP	8,540	5.750%	Six Month LIBOR	12/19/10	46
UBS	GBP	8,570	Six Month LIBOR	5.750%	12/19/10	(46)
UBS	GBP	8,570	Six Month LIBOR	5.750%	12/19/10	(46)
UBS	GBP	8,600	5.750%	Six Month LIBOR	12/19/10	47
UBS	GBP	13,320	Six Month LIBOR	5.750%	12/19/10	(72)
UBS	USD	15,500	5.000%	Three Month LIBOR	12/19/12	121
UBS	GBP	17,360	5.750%	Six Month LIBOR	12/19/12	281
UBS	GBP	18,870	5.750%	Six Month LIBOR	12/19/12	305
UBS	EUR	26,370	Six Month LIBOR	4.500%	12/19/12	84
UBS	JPY	2,443,000	1.750%	Six Month LIBOR	12/19/14	319

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($21,816)						4,511

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	151

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Anadarko Petroleum Corp.	Goldman Sachs	USD	500	0.150%	03/20/08	—
Argentina Government International Bond	Deutsche Bank	USD	3,270	(4.786%)	09/20/12	135
Argentina Government International Bond	Deutsche Bank	USD	3,220	(4.984%)	09/20/12	152
Argentina Government International Bond	JP Morgan	USD	2,830	(5.055%)	09/20/12	141
Argentina Government International Bond	Lehman Brothers	USD	8,000	1.700%	08/20/08	70
Brazilian Government International Bond	Citibank	USD	4,500	(1.500%)	08/22/11	123
Brazilian Government International Bond	Lehman Brothers	USD	5,200	1.120%	11/20/11	114
Brazilian Government International Bond	Morgan Stanley	USD	500	1.660%	03/20/13	20
Chesapeake Energy Corp.	Lehman Brothers	USD	8,000	0.750%	09/20/08	32
Countrywide Home Loans	Lehman Brothers	USD	9,503	0.480%	06/20/12	(1,267)
Countrywide Home Loans	Lehman Brothers	USD	5,630	(0.710%)	06/20/17	(842)
Dow Jones CDX High Volatility Index	Citibank	USD	5,100	0.355%	06/20/12	(76)
Dow Jones CDX High Volatility Index	Citibank	USD	5,000	0.360%	06/20/12	(73)
Dow Jones CDX High Volatility Index	Citibank	USD	1,100	0.401%	06/20/12	(14)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	1,100	1.833%	06/20/12	(3)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	1,100	2.080%	06/20/12	8
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	500	2.170%	06/20/12	9
Ford Motor Corp. Capital Trust II	Lehman Brothers	USD	2,210	1.100%	03/20/08	(8)
Ford Motor Credit Co.	Barclays Bank PLC	USD	700	5.650%	09/20/12	22
Ford Motor Credit Co.	Goldman Sachs	USD	300	3.850%	09/20/12	(9)
Ford Motor Credit Co.	Lehman Brothers	USD	1,520	1.200%	03/20/08	(5)
Ford Motor Credit Co.	Lehman Brothers	USD	2,200	2.200%	03/20/08	4
Ford Motor Credit Co.	Lehman Brothers	USD	1,500	5.150%	09/20/12	22
Gaz Capital for Gazprom	Chase Securities Inc.	USD	500	0.970%	12/20/12	(4)
Gaz Capital for Gazprom	Chase Securities Inc.	USD	500	1.020%	12/20/12	(2)
Gaz Capital for Gazprom	HSBC	USD	300	0.970%	11/20/08	—
Gaz Capital for Gazprom	JP Morgan	USD	1,000	0.360%	05/20/09	(8)
Gaz Capital for Gazprom	JP Morgan	USD	4,400	0.415%	11/20/07	8
General Motors Acceptance Corp.	Bank of America	USD	4,000	1.000%	09/20/08	(112)
General Motors Acceptance Corp.	Lehman Brothers	USD	4,000	3.600%	09/20/08	4
General Motors Acceptance Corp.	Merrill Lynch	USD	400	1.850%	09/20/09	(17)
General Motors Acceptance Corp.	Morgan Stanley	USD	5,000	0.970%	09/20/08	(141)
General Motors Corp.	Citibank	USD	10,000	4.630%	12/20/12	(102)
General Motors Corp.	Lehman Brothers	USD	5,000	2.300%	09/20/08	(17)
Goldman Sachs Group, Inc.	Credit Suisse First Boston	USD	3,300	0.940%	09/20/12	52
Goldman Sachs Group, Inc.	Deutsche Bank	USD	1,700	0.880%	09/20/12	22
IAC/InterActiveCorp	Lehman Brothers	USD	2,620	(1.350%)	09/20/12	24
Indonesia Government International Bond	JP Morgan	USD	1,000	0.390%	12/20/08	(1)
Indonesia Government International Bond	Lehman Brothers	USD	400	0.400%	12/20/08	—
International Paper Company	Lehman Brothers	USD	6,530	(0.340%)	06/20/12	(15)
Kazkommerts International BV	Morgan Stanley	USD	2,700	4.250%	10/20/12	(55)

See accompanying notes which are an integral part of the financial statements.

152	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Lyondell Chemical Co.	Lehman Brothers	USD	2,805	0.500%	09/20/12	(417)
Lyondell Chemical Co.	Lehman Brothers	USD	1,880	4.900%	09/20/12	40
Masco Corporation	Lehman Brothers	USD	3,275	(0.800%)	09/20/12	(3)
Masco Corporation	Lehman Brothers	USD	3,260	(0.820%)	09/20/12	1
MeadWestvaco Corp.	Lehman Brothers	USD	1,640	(4.000%)	09/20/12	(10)
MediaCom LLC	Lehman Brothers	USD	3,500	1.200%	03/20/08	(13)
Mexico Government International Bond	JP Morgan	USD	2,400	0.920%	03/20/16	60
Mexico Government International Bond	Lehman Brothers	USD	1,655	(0.490%)	12/20/12	1
Mexico Government International Bond	Lehman Brothers	USD	1,655	(0.630%)	12/20/12	11
Panama Government International Bond	Chase Securities Inc.	USD	300	1.250%	01/20/17	—
Pitney Bowes Inc.	Lehman Brothers	USD	3,275	(0.220%)	09/20/12	2
Residential Capital LLC	Lehman Brothers	USD	800	5.000%	09/20/08	(79)
Russia Government International Bond	Deutsche Bank	USD	3,000	0.240%	12/20/07	2
Russia Government International Bond	Deutsche Bank	USD	1,000	0.260%	12/20/07	1
Russia Government International Bond	JP Morgan	USD	300	0.800%	03/20/16	(1)
Russia Government International Bond	Morgan Stanley	USD	200	0.245%	06/20/08	—
Russia Government International Bond	Morgan Stanley	USD	2,900	0.795%	08/20/12	19
Russia Government International Bond	Morgan Stanley	USD	300	0.780%	03/20/16	(1)
Sunguard Data Systems	Lehman Brothers	USD	8,000	3.500%	09/20/12	51
Talisman Energy Inc.	Lehman Brothers	USD	2,650	(0.510%)	09/20/12	18
The Neiman Marcus Group	Lehman Brothers	USD	4,000	1.100%	09/20/08	18
Ukraine SP Dub	JP Morgan	USD	4,500	0.730%	04/20/09	(14)
Univision Communications Inc	Lehman Brothers	USD	8,000	1.750%	12/20/08	67
Usani LLC	Lehman Brothers	USD	2,620	(1.380%)	09/20/12	(40)
Usani LLC	Lehman Brothers	USD	3,260	(5.000%)	09/20/12	(78)
Verizon Communications Inc.	Lehman Brothers	USD	10,940	(0.180%)	06/20/12	(8)
Weyerhaeuser Company	Lehman Brothers	USD	3,260	(0.700%)	09/20/12	2

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($136)						(2,180)

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	153

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	1,422	AUD	1,585	11/08/07	54
USD	653	AUD	739	11/21/07	34
USD	8,256	AUD	10,082	12/19/07	1,109
USD	8,356	AUD	9,363	12/19/07	341
USD	8,357	AUD	9,326	12/19/07	306
USD	8,358	AUD	9,530	12/19/07	494
USD	8,365	AUD	10,178	12/19/07	1,088
USD	202	AUD	225	12/20/07	7
USD	2,497	AUD	2,800	12/20/07	104
USD	630	BRL	1,137	11/01/07	27
USD	780	BRL	1,547	11/01/07	114
USD	7,019	BRL	12,320	11/01/07	99
USD	7,125	BRL	12,506	11/01/07	100
USD	7,125	BRL	12,506	11/01/07	100
USD	8,383	BRL	14,713	11/01/07	118
USD	9,172	BRL	16,281	11/01/07	235
USD	9,245	BRL	16,281	11/01/07	162
USD	9,365	BRL	16,800	11/01/07	343
USD	842	BRL	1,604	11/05/07	84
USD	851	BRL	1,571	11/05/07	56
USD	980	BRL	1,848	11/05/07	87
USD	2,401	BRL	4,524	11/05/07	211
USD	4,325	BRL	8,125	11/05/07	366
USD	650	BRL	1,151	02/06/08	7
USD	883	BRL	1,571	02/06/08	13
USD	8,839	BRL	16,100	02/06/08	342
USD	1,246	CAD	1,213	11/01/07	38
USD	3,182	CAD	3,226	11/01/07	233
USD	1,001	CAD	1,002	11/02/07	60
USD	8,363	CAD	8,316	12/19/07	442
USD	8,446	CAD	8,222	12/19/07	260
USD	4,673	CAD	4,439	12/20/07	27
USD	8,245	CHF	9,850	12/19/07	286
USD	8,258	CHF	9,863	12/19/07	285
USD	8,260	CHF	9,629	12/19/07	79
USD	8,261	CHF	9,723	12/19/07	160
USD	8,267	CHF	9,720	12/19/07	151
USD	8,357	CHF	9,844	12/19/07	169
USD	8,362	CHF	9,705	12/19/07	43
USD	1,551	EUR	1,074	11/01/07	4
USD	4,181	EUR	2,900	11/05/07	20
USD	4,662	EUR	3,292	11/05/07	107
USD	2,935	EUR	2,065	11/20/07	58
USD	8,258	EUR	6,029	12/19/07	480
USD	8,261	EUR	5,946	12/19/07	358
USD	8,265	EUR	5,978	12/19/07	401
USD	8,267	EUR	5,964	12/19/07	378

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	8,325	EUR	6,079	12/19/07	486
USD	8,440	EUR	5,948	12/19/07	182
USD	8,447	EUR	5,905	12/19/07	112
USD	8,451	EUR	5,873	12/19/07	61
USD	17,069	EUR	11,984	12/19/07	303
USD	24,695	EUR	17,346	12/19/07	448
USD	667	EUR	466	12/20/07	9
USD	2,575	EUR	1,800	12/20/07	34
USD	3,266	EUR	2,285	12/20/07	46
USD	541	GBP	269	11/01/07	18
USD	233	GBP	118	11/15/07	11
USD	2,160	GBP	1,059	11/15/07	41
USD	8,363	GBP	4,110	12/19/07	169
USD	555	GBP	269	12/20/07	3
USD	1,285	INR	53,640	11/29/07	77
USD	3,940	INR	155,512	11/29/07	9
USD	2,140	INR	84,551	02/22/08	(1)
USD	25,624	JPY	2,957,000	11/06/07	26
USD	8,258	JPY	938,311	12/19/07	(78)
USD	8,261	JPY	930,445	12/19/07	(149)
USD	8,342	JPY	949,990	12/19/07	(60)
USD	8,348	JPY	949,990	12/19/07	(65)
USD	8,446	JPY	961,248	12/19/07	(65)
USD	8,447	JPY	968,364	12/19/07	(4)
USD	16,902	JPY	1,922,652	12/19/07	(140)
USD	17,653	JPY	2,004,990	01/23/08	(105)
USD	631	KRW	593,970	11/07/07	28
USD	842	KRW	781,788	11/07/07	26
USD	6,082	KRW	5,682,756	11/07/07	229
USD	1,296	KRW	1,175,602	01/30/08	14
USD	1,970	KRW	1,780,388	01/30/08	13
USD	7,738	KRW	7,058,513	01/30/08	124
USD	650	MXN	7,016	01/17/08	4
USD	2,888	MXN	31,824	01/17/08	79
USD	1,000	MYR	3,407	11/07/07	22
USD	1,010	MYR	3,407	02/04/08	15
USD	13,290	NOK	72,175	11/06/07	157
USD	8,261	NOK	46,707	12/19/07	435
USD	8,270	NOK	48,242	12/19/07	711
USD	8,293	NOK	48,242	12/19/07	688
USD	8,362	NOK	45,231	12/19/07	59
USD	8,353	NZD	10,876	12/19/07	(8)
USD	17,245	NZD	23,459	12/19/07	755
USD	650	PLN	1,636	01/17/08	4
USD	19,378	PLN	51,608	01/17/08	1,239
USD	650	RUB	16,453	11/02/07	17
USD	937	RUB	23,954	12/10/07	32

See accompanying notes which are an integral part of the financial statements.

154	Multistrategy Bond Fund

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments, continued — October 31, 2007

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	3,844	RUB	98,250	12/10/07	133
USD	660	RUB	16,453	01/11/08	6
USD	1,514	RUB	37,502	01/11/08	3
USD	2,450	RUB	60,613	01/11/08	1
USD	17,546	SEK	114,046	11/06/07	410
USD	8,251	SEK	56,817	12/19/07	701
USD	8,260	SEK	54,015	12/19/07	250
USD	8,362	SEK	53,859	12/19/07	124
USD	5,000	SEK	32,016	12/20/07	44
USD	7,862	SGD	11,800	11/09/07	299
USD	1,296	SGD	1,868	02/20/08	4
USD	1,970	SGD	2,838	02/20/08	5
USD	8,102	SGD	11,800	02/20/08	113
USD	6,894	ZAR	48,815	01/17/08	519
AUD	9,256	USD	8,353	12/19/07	(245)
AUD	10,068	USD	8,265	12/19/07	(1,087)
AUD	200	USD	178	12/20/07	(7)
BRL	1,137	USD	648	11/01/07	(9)
BRL	1,547	USD	882	11/01/07	(12)
BRL	12,320	USD	6,422	11/01/07	(695)
BRL	12,506	USD	6,515	11/01/07	(710)
BRL	12,506	USD	6,548	11/01/07	(678)
BRL	14,713	USD	7,807	11/01/07	(693)
BRL	16,281	USD	9,276	11/01/07	(130)
BRL	16,281	USD	9,276	11/01/07	(130)
BRL	16,800	USD	9,572	11/01/07	(135)
BRL	1,571	USD	893	11/05/07	(15)
BRL	16,100	USD	8,930	11/05/07	(367)
BRL	16,281	USD	9,134	02/06/08	(151)
BRL	16,281	USD	9,060	02/06/08	(224)
BRL	16,800	USD	9,254	02/06/08	(327)
CAD	16,600	JPY	1,965,639	11/06/07	(831)
CAD	4,439	USD	4,673	11/01/07	(27)
CAD	8,262	USD	8,438	12/19/07	(310)
CAD	8,299	USD	8,362	12/19/07	(426)
CAD	16,497	USD	16,713	12/19/07	(756)
CAD	2,600	USD	2,670	12/20/07	(83)
CHF	9,188	USD	7,800	12/19/07	(158)
CHF	9,733	USD	8,265	12/19/07	(164)
CHF	9,766	USD	8,363	12/19/07	(95)
CHF	9,807	USD	8,361	12/19/07	(133)
CHF	10,687	USD	9,080	12/19/07	(176)
CHF	19,304	USD	16,449	12/19/07	(270)
EUR	430	USD	613	11/01/07	(10)
EUR	644	USD	918	11/01/07	(15)
EUR	1,074	USD	1,552	11/05/07	(4)
EUR	12,170	USD	17,168	11/06/07	(463)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	7,276	USD	10,341	11/20/07	(202)
EUR	5,863	USD	8,363	12/19/07	(135)
EUR	5,865	USD	8,363	12/19/07	(138)
EUR	5,902	USD	8,358	12/19/07	(196)
EUR	5,948	USD	8,261	12/19/07	(361)
EUR	11,831	USD	16,722	12/19/07	(428)
EUR	11,878	USD	16,713	12/19/07	(505)
EUR	11,886	USD	16,891	12/19/07	(338)
EUR	12,066	USD	16,489	12/19/07	(1,001)
GBP	269	USD	556	11/01/07	(3)
GBP	90	USD	187	11/02/07	(1)
GBP	1,059	USD	2,132	11/15/07	(69)
GBP	1,059	USD	2,133	11/15/07	(68)
GBP	4,083	USD	8,267	12/19/07	(209)
GBP	4,112	USD	8,245	12/19/07	(291)
GBP	4,118	USD	8,251	12/19/07	(298)
GBP	4,141	USD	8,358	12/19/07	(239)
GBP	4,158	USD	8,261	12/19/07	(372)
ISK	650,160	USD	10,507	11/06/07	(366)
JPY	178,662	USD	1,566	12/13/07	9
JPY	956,715	USD	8,358	12/19/07	17
JPY	979,647	USD	8,440	12/19/07	(101)
JPY	1,890,977	USD	16,521	12/19/07	35
CAD	16,600	JPY	1,965,639	11/06/07	308
KRW	7,058,513	USD	7,712	11/07/07	(127)
MXN	5,637	USD	525	11/01/07	(4)
MYR	3,407	USD	1,004	11/07/07	(17)
NOK	72,175	SEK	85,620	11/06/07	(257)
NOK	46,966	USD	8,267	12/19/07	(477)
NOK	48,004	USD	8,251	12/19/07	(686)
NZD	11,073	USD	8,363	12/19/07	(133)
NZD	11,300	USD	8,446	12/19/07	(225)
NZD	11,776	USD	8,062	12/19/07	(974)
NZD	11,776	USD	8,037	12/19/07	(999)
RUB	16,453	USD	661	11/02/07	(6)
NOK	72,175	SEK	85,620	11/06/07	291
SEK	79,547	USD	12,370	11/06/07	(154)
SEK	26,040	USD	3,836	12/11/07	(266)
SGD	11,800	USD	8,058	11/09/07	(103)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					38

See accompanying notes which are an integral part of the financial statements.

Multistrategy Bond Fund	155

Russell Investment Company

Multistrategy Bond Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Asset-Backed Securities	9.8
Certificates of Deposit	0.3
Corporate Bonds and Notes	18.1
International Debt	7.6
Loan Agreements	1.1
Mortgage-Backed Securities	54.6
Municipal Bonds	0.1
Non-US Bonds	1.4
United States Government Agencies	1.3
United States Government Treasuries	3.5
Common Stocks	1.0
Preferred Stocks	0.1
Warrants & Rights	—	*
Options Purchased	0.1
Short-Term Investments	17.1
Other Securities	6.0

Total Investments	122.1
Other Assets and Liabilities, Net	(22.1)

	100.0

Futures Contracts	0.2
Options Written	(0.1)
Index Swap Contracts	—	*
Interest Rate Swap Contracts	0.1
Credit Default Swap Contracts	(—	)*
Foreign Currency Exchange Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

156	Multistrategy Bond Fund

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2007

Footnotes:

(Æ)	Non-income producing.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(m)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(Ú)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Notes to Schedules of Investments	157

Russell Investment Company

Russell Funds

Notes to Schedules of Investments, continued — October 31, 2007

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PEN - Peruvian nouveau sol
AUD - Australian dollar	HUF - Hungarian forint	PHP - Philippine peso
BRL - Brazilian real	IDR - Indonesian rupiah	PKR - Pakistani rupee
CAD - Canadian dollar	IEP - Irish pundt	PLN - Polish zloty
CHF - Swiss franc	ILS - Israeli shekel	RUB - Russian ruble
CLP - Chilean peso	INR - Indian rupee	SEK - Swedish krona
CNY - Chinese renminbi yuan	ISK- Iceland Krona	SGD - Singapore dollar
COP - Colombian peso	JPY - Japanese yen	SKK - Slovakian koruna
CRC - Costa Rica colon	KES - Kenyan schilling	THB - Thai baht
CZK - Czech koruna	KRW - South Korean won	TRY - Turkish lira
DKK - Danish krone	MXN - Mexican peso	TWD - Taiwanese dollar
EGP - Egyptian pound	MYR - Malaysian ringgit	USD - United States dollar
EUR - Euro	NOK - Norwegian krone	VEB - Venezuelan bolivar
GBP - British pound sterling	NZD - New Zealand dollar	VND - Vietnam dong
ZAR - South African rand

158	Notes to Schedules of Investments

(This page intentionally left blank)

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities — October 31, 2007

Amounts in thousands	Diversified Equity Fund	Special Growth Fund

Assets
Investments, at identified cost	$4,285,986	$2,004,397
Investments, at market***	5,187,456	2,202,680
Cash	125	—
Cash (Restricted)	—	—
Foreign currency holdings*	8	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Receivables:
Dividends and interest	3,999	522
Dividends from affiliated money market funds	747	432
Investments sold	65,642	19,476
Fund shares sold	5,502	2,102
Foreign taxes recoverable	—	—
Miscellaneous receivables	—	—
From Adviser	—	—
Daily variation margin on futures contracts	2,587	1,689
Prepaid expenses	5	4
Unrealized appreciation on index swap contracts	—	—
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total assets	5,266,071	2,226,905

Liabilities
Payables:
Due to Custodian	—	—
Investments purchased	79,430	19,566
Fund shares redeemed	2,699	1,005
Accrued fees to affiliates	3,887	1,564
Other accrued expenses	259	170
Dividends for securities sold short	—	—
Daily variation margin on futures contracts	—	—
Deferred tax liability	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Options written, at market value**	—	—
Securities sold short, at market value ******	—	—
Payable upon return of securities loaned	394,612	617,812
Unrealized depreciation on index swap contracts	—	—
Interest rate swap contracts, at market value*****	—	—
Credit default swaps, at market value****	—	—

Total liabilities	480,887	640,117

Net Assets	$4,785,184	$1,586,788

See accompanying notes which are an integral part of the financial statements.

160	Statements of Assets and Liabilities

Quantitative Equity Fund	International Securities Fund	Global Equity Fund	Multistrategy Bond Fund

$4,727,907	$4,227,466	$1,178,446	$7,872,816
5,380,351	5,242,131	1,286,662	7,871,290
—	12,602	—	—
—	15,808	—	11,497
—	11,718	8,129	157
—	24,553	7,813	19,998

3,282	7,526	1,238	49,915
836	1,299	294	3,414
158,059	21,190	11,188	409,997
5,435	5,760	1,522	10,171
—	402	246	—
—	4	1	—
—	—	—	97
2,819	1,253	541	8,917
5	5	31	5
—	—	—	976
—	—	—	29,070
—	—	—	1,255

5,550,787	5,344,251	1,317,665	8,416,759

—	—	1,452	20,994
172,051	23,656	9,340	1,500,920
1,703	9,389	1,275	2,269
3,827	4,244	1,137	4,067
296	638	234	394
264	—	—	—
—	8,013	—	2,173
—	19	24	—
—	14,737	6,029	19,960
—	—	—	4,342
509,705	—	—	—
165,550	801,488	141,102	386,453
—	134	—	814
—	—	—	24,559
—	—	—	3,435

853,396	862,318	160,593	1,970,380

$4,697,391	$4,481,933	$1,157,072	$6,446,379

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	161

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2007

Amounts in thousands	Diversified Equity Fund	Special Growth Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,084	$2,101
Accumulated net realized gain (loss)	327,403	135,388
Unrealized appreciation (depreciation) on:
Investments (International Securities Fund and Global Equity Fund - net of deferred tax liability for foreign capital gains taxes)	901,470	198,283
Futures contracts	6,818	4,957
Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—
Shares of beneficial interest	858	282
Additional paid-in capital	3,547,551	1,245,777

Net Assets	$4,785,184	$1,586,788

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*******	$55.84	$54.04
Maximum offering price per share (Net asset value plus sales charge of 5.75%********): Class A	$59.25	$57.34
Class A — Net assets	$7,437,512	$3,270,540
Class A — Shares outstanding ($.01 par value)	133,192	60,520
Net asset value per share: Class C*******	$53.67	$49.25
Class C — Net assets	$168,870,395	$70,322,259
Class C — Shares outstanding ($.01 par value)	3,146,483	1,427,759
Net asset value per share: Class E*******	$55.85	$54.05
Class E — Net assets	$79,125,220	$29,837,861
Class E — Shares outstanding ($.01 par value)	1,416,636	552,062
Net asset value per share: Class S*******	$55.87	$56.70
Class S — Net assets	$4,529,750,493	$1,483,357,435
Class S — Shares outstanding ($.01 par value)	81,079,781	26,163,357
Amounts in thousands
* Foreign currency holdings - cost	$8	$—
** Premiums received on options written	$—	$—
*** Securities on loan included in investments	$424,880	$612,070
**** Credit default swap contracts - premiums paid (received)	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—
****** Proceeds on securities sold short	$—	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
******** Multistrategy Bond Fund’s maximum sale charge is 3.75%.

See accompanying notes which are an integral part of the financial statements.

162	Statements of Assets and Liabilities

Quantitative Equity Fund	International Securities Fund	Global Equity Fund	Multistrategy Bond Fund

$146	$64,976	$8,515	$33,357
284,354	538,538	16,236	(48,111)

652,444	1,014,646	108,192	(1,526)
5,198	10,733	1,327	10,775
—	—	—	1,194
—	—	—	(2,044)
—	(134)	—	162
—	—	—	26,327
(13,218)	—	—	—
—	9,866	2,061	223
1,073	493	1,016	6,211
3,767,394	2,842,815	1,019,725	6,419,811

$4,697,391	$4,481,933	$1,157,072	$6,446,379

$43.67	$89.96	$11.37	$10.37
$46.33	$95.45	$12.07	$10.78
$6,808,621	$8,353,347	$2,444,908	$9,438,614
155,916	92,854	214,986	910,046
$42.33	$86.15	$11.31	$10.35
$159,955,110	$182,280,941	$10,801,861	$115,506,581
3,778,999	2,115,784	954,865	11,158,592
$43.69	$89.99	$11.37	$10.37
$78,687,715	$95,103,085	$15,683,531	$117,069,577
1,800,994	1,056,769	1,379,782	11,292,533
$43.83	$91.16	$11.39	$10.38
$4,451,940,001	$4,196,195,491	$1,128,141,712	$6,204,364,514
101,565,703	46,033,224	99,021,788	597,732,006

$—	$11,683	$7,799	$217
$—	$—	$—	$5,536
$179,752	$786,209	$143,742	$372,245
$—	$—	$—	$(136)
$—	$—	$—	$(21,816)
$496,487	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	163

Russell Investment Company

Russell Funds

Statements of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands	Diversified Equity Fund	Special Growth Fund

Investment Income
Dividends	$61,280	$13,652
Dividends from affiliated money market funds	13,430	4,679
Interest	453	216
Securities lending income	938	1,501
Less foreign taxes withheld	—	—

Total investment income	76,101	20,048

Expenses
Advisory fees	30,920	12,583
Administrative fees	2,132	699
Custodian fees	975	592
Distribution fees - Class A	7	4
Distribution fees - Class C	1,225	529
Transfer agent fees	6,406	2,856
Professional fees	140	68
Registration fees	242	123
Shareholder servicing fees - Class C	408	176
Shareholder servicing fees - Class E	187	71
Trustees’ fees	72	23
Printing fees	223	152
Offering fees	8	8
Dividends from securities sold short	—	—
Interest expense from securities sold short	—	—
Miscellaneous	178	61

Expenses before reductions	43,123	17,945
Expense reductions	(56)	(21)

Net expenses	43,067	17,924

Net investment income (loss)	33,034	2,124

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (International Securities Fund and Global Equity Fund - net of deferred tax liability for foreign capital gains taxes)	358,916	141,660
Futures contracts	19,644	8,132
Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	2	—

Net realized gain (loss)	378,562	149,792

Net change in unrealized appreciation (depreciation) on:
Investments (International Securities Fund and Global Equity Fund - Net of deferred tax liability for foreign capital gains taxes)	375,626	53,809
Futures contracts	(2,377)	(144)
Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—

Net change in unrealized appreciation (depreciation)	373,249	53,665

Net realized and unrealized gain (loss)	751,811	203,457

Net Increase (Decrease) in Net Assets from Operations	$784,845	$205,581

*	For the period ended February 28, 2007 (commencement of operations) to October 31, 2007.

See accompanying notes which are an integral part of the financial statements.

164	Statements of Operations

Quantitative Equity Fund	International Securities Fund	Global Equity Fund*	Multistrategy Bond Fund

$72,782	$100,068	$13,121	$715
9,983	14,539	2,971	42,171
467	795	384	232,676
191	3,852	400	1,141
—	(8,414)	(1,053)	—

83,423	110,840	15,823	276,703

31,169	35,211	6,154	29,116
2,150	1,966	324	2,454
1,001	3,281	534	1,617
7	8	3	9
1,225	1,297	36	785
6,459	5,907	1,176	5,391
123	173	95	157
249	186	158	392
408	432	12	262
191	209	24	233
73	66	11	83
201	257	38	190
8	8	64	8
4,031	—	—	—
1,634	—	—	—
174	167	37	212

49,103	49,168	8,666	40,909
(34)	(75)	—	(2,016)

49,069	49,093	8,666	38,893

34,354	61,747	7,157	237,810

346,713	541,766	13,821	(2,372)
5,905	30,590	2,598	(5,978)
—	(1,136)	—	(5,697)
—	—	—	3,666
—	(519)	—	(884)
—	—	—	(18,827)
(36,967)	—	—	—
—	13,587	1,080	1,013

315,651	584,288	17,499	(29,079)

86,941	323,401	108,192	(18,532)
490	6,788	1,327	9,616
—	30	—	1,879
—	—	—	(2,464)
—	(65)	—	415
—	—	—	24,476
(4,932)	—	—	—
—	10,884	2,061	1,119

82,499	341,038	111,580	16,509

398,150	925,326	129,079	(12,570)

$432,504	$987,073	$136,236	$225,240

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	165

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Diversified Equity Fund		Special Growth Fund
Amounts in thousands	2007	2006	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$33,034	$22,740	$2,124	$(400)
Net realized gain (loss)	378,562	149,814	149,792	148,189
Net change in unrealized appreciation (depreciation)	373,249	250,175	53,665	18,941

Net increase (decrease) in net assets from operations	784,845	422,729	205,581	166,730

Distributions
From net investment income
Class A	(16)	—	—	—
Class C	(120)	(102)	—	—
Class E	(419)	(298)	—	—
Class S	(32,507)	(21,815)	—	(1)
From net realized gain
Class C	(7,141)	(3,691)	(9,911)	(5,980)
Class E	(3,123)	(1,492)	(3,495)	(2,068)
Class S	(163,053)	(71,829)	(144,994)	(82,803)

Net decrease in net assets from distributions	(206,379)	(99,227)	(158,400)	(90,852)

Share Transactions
Net increase (decrease) in net assets from share transactions	425,814	720,383	351,201	174,528

Total Net Increase (Decrease) in Net Assets	1,004,280	1,043,885	398,382	250,406

Net Assets
Beginning of period	3,780,904	2,737,019	1,188,406	938,000

End of period	$4,785,184	$3,780,904	$1,586,788	$1,188,406

Undistributed (overdistributed) net investment income included in net assets	$1,084	$1,111	$2,101	$(1)

*	For the period February 28, 2007 (commencement of operations) to October 31, 2007.

See accompanying notes which are an integral part of the financial statements.

166	Statements of Changes in Net Assets

Quantitative Equity Fund		International Securities Fund		Global Equity Fund	Multistrategy Bond Fund
2007	2006	2007	2006	2007*	2007	2006

$34,354	$30,289	$61,747	$54,402	$7,157	$237,810	$97,625
315,651	190,010	584,288	317,456	17,499	(29,079)	(21,495)
82,499	259,052	341,038	321,930	111,580	16,509	32,628

432,504	479,351	987,073	693,788	136,236	225,240	108,758

(16)	—	—	—	—	(146)	—
(165)	(120)	(1,534)	(516)	—	(3,694)	(2,433)
(477)	(436)	(2,240)	(539)	—	(3,921)	(1,753)
(35,129)	(28,910)	(74,906)	(29,811)	—	(206,940)	(87,675)

(8,239)	(5,834)	(6,515)	(4,377)	—	—	(167)
(3,730)	(2,398)	(14,325)	(1,760)	—	—	(93)
(190,999)	(115,840)	(286,980)	(80,360)	—	—	(4,348)

(238,755)	(153,538)	(386,500)	(117,363)	—	(214,701)	(96,469)

598,724	746,425	369,894	467,484	1,020,836	3,824,075	720,214

792,473	1,072,238	970,467	1,043,909	1,157,072	3,834,614	732,503

3,904,918	2,832,680	3,511,466	2,467,557	—	2,611,765	1,879,262

$4,697,391	$3,904,918	$4,481,933	$3,511,466	$1,157,072	$6,446,379	$2,611,765

$146	$1,537	$64,976	$54,339	$8,515	$33,357	$10,284

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	167

Russell Investment Company

Russell Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Diversified Equity Fund
Class A
October 31, 2007(2)	48.45	.14	7.45	7.59	(.20)	—
Class C
October 31, 2007	47.30	(.09)	8.70	8.61	(.04)	(2.20)
October 31, 2006	43.08	(.11)	5.60	5.49	(.03)	(1.24)
October 31, 2005	38.64	(.10)	4.58	4.48	(.04)	—
October 31, 2004	36.27	(.17)	2.54	2.37	—	—
October 31, 2003	30.52	(.13)	5.88	5.75	— (d)	—
Class E
October 31, 2007	49.01	.29	9.04	9.33	(.29)	(2.20)
October 31, 2006	44.46	.23	5.79	6.02	(.23)	(1.24)
October 31, 2005	39.75	.23	4.70	4.93	(.22)	—
October 31, 2004	37.12	.12	2.61	2.73	(.10)	—
October 31, 2003	31.10	.12	6.00	6.12	(.10)	—
Class S
October 31, 2007	49.02	.42	9.05	9.47	(.42)	(2.20)
October 31, 2006	44.45	.35	5.79	6.14	(.33)	(1.24)
October 31, 2005	39.74	.33	4.71	5.04	(.33)	—
October 31, 2004	37.13	.22	2.60	2.82	(.21)	—
October 31, 2003	31.09	.20	6.01	6.21	(.17)	—
Special Growth Fund
Class A
October 31, 2007(2)	49.13	(.02)	4.93	4.91	—	—
Class C
October 31, 2007	50.08	(.37)	6.89	6.52	—	(7.35)
October 31, 2006	47.85	(.47)	7.76	7.29	—	(5.06)
October 31, 2005	49.16	(.59)	5.78	5.19	—	(6.50)
October 31, 2004	46.99	(.56)	4.05	3.49	—	(1.32)
October 31, 2003	33.52	(.46)	13.93	13.47	—	—
Class E
October 31, 2007	53.90	(.02)	7.52	7.50	—	(7.35)
October 31, 2006	50.79	(.11)	8.28	8.17	—	(5.06)
October 31, 2005	51.47	(.26)	6.08	5.82	—	(6.50)
October 31, 2004	48.77	(.20)	4.22	4.02	—	(1.32)
October 31, 2003	34.53	(.18)	14.42	14.24	—	—
Class S
October 31, 2007	56.07	.11	7.87	7.98	—	(7.35)
October 31, 2006	52.52	.02	8.59	8.61	— (d)	(5.06)
October 31, 2005	52.89	(.12)	6.25	6.13	—	(6.50)
October 31, 2004	49.95	(.07)	4.33	4.26	—	(1.32)
October 31, 2003	35.28	(.08)	14.75	14.67	—	—

See accompanying notes which are an integral part of the financial statements.

168	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.20)	55.84	15.70	7,438	1.22	1.22	.42	110.60

(2.24)	53.67	18.92	168,871	1.97	1.97	(.18)	110.60
(1.27)	47.30	12.98	151,890	1.97	1.97	(.25)	96.67
(.04)	43.08	11.60	126,123	1.98	1.98	(.24)	110.70
—	38.64	6.53	94,663	2.00	2.00	(.45)	125.03
—	36.27	18.88	64,316	2.05	2.05	(.39)	109.50

(2.49)	55.85	19.81	79,125	1.22	1.22	.57	110.60
(1.47)	49.01	13.80	69,011	1.22	1.22	.50	96.67
(.22)	44.46	12.46	53,227	1.23	1.23	.53	110.70
(.10)	39.75	7.33	45,413	1.24	1.25	.30	125.03
(.10)	37.12	19.77	34,229	1.30	1.30	.36	109.50

(2.62)	55.87	20.14	4,529,750.97		.97	.82	110.60
(1.57)	49.02	14.12	3,560,003.97		.97	.75	96.67
(.33)	44.45	12.71	2,557,669.98		.98	.77	110.70
(.21)	39.74	7.61	1,943,583.99		1.00	.55	125.03
(.17)	37.13	20.09	1,445,118	1.04	1.04	.61	109.50

—	54.04	10.01	3,271	1.48	1.48	(.06)	143.53

(7.35)	49.25	14.63	70,322	2.23	2.23	(.79)	143.53
(5.06)	50.08	16.26	67,164	2.23	2.23	(.98)	154.79
(6.50)	47.85	10.82	56,084	2.28	2.29	(1.24)	153.63
(1.32)	49.16	7.54	46,919	2.29	2.29	(1.15)	124.97
—	46.99	40.19	36,364	2.36	2.36	(1.21)	127.15

(7.35)	54.05	15.49	29,838	1.48	1.48	(.04)	143.53
(5.06)	53.90	17.12	25,435	1.48	1.48	(.22)	154.79
(6.50)	50.79	11.65	21,436	1.54	1.54	(.50)	153.63
(1.32)	51.47	8.37	32,028	1.54	1.54	(.39)	124.97
—	48.77	41.24	16,581	1.62	1.62	(.46)	127.15

(7.35)	56.70	15.78	1,483,357	1.23	1.23	.21	143.53
(5.06)	56.07	17.42	1,095,807	1.23	1.23	.03	154.79
(6.50)	52.52	11.95	860,480	1.27	1.29	(.23)	153.63
(1.32)	52.89	8.64	707,851	1.29	1.29	(.14)	124.97
—	49.95	41.61	631,246	1.35	1.35	(.19)	127.15

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	169

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Quantitative Equity Fund
Class A
October 31, 2007(2)	40.69	.11	3.05	3.16	—	(.18)
Class C
October 31, 2007	40.71	(.06)	3.85	3.79	(.05)	(2.12)
October 31, 2006	37.22	(.02)	5.20	5.18	(.03)	(1.66)
October 31, 2005	34.24	(.02)	3.07	3.05	(.07)	—
October 31, 2004	31.92	(.12)	2.44	2.32	—	—
October 31, 2003	26.53	(.09)	5.49	5.40	(.01)	—
Class E
October 31, 2007	41.86	.25	3.97	4.22	(.27)	(2.12)
October 31, 2006	38.18	.27	5.34	5.61	(.27)	(1.66)
October 31, 2005	35.04	.26	3.14	3.40	(.26)	—
October 31, 2004	32.55	.14	2.49	2.63	(.14)	—
October 31, 2003	26.94	.12	5.60	5.72	(.11)	—
Class S
October 31, 2007	41.99	.36	3.98	4.34	(.38)	(2.12)
October 31, 2006	38.28	.38	5.36	5.74	(.37)	(1.66)
October 31, 2005	35.13	.35	3.15	3.50	(.35)	—
October 31, 2004	32.64	.22	2.49	2.71	(.22)	—
October 31, 2003	27.01	.20	5.61	5.81	(.18)	—
International Securities Fund
Class A
October 31, 2007(2)	75.34	.80	13.82	14.62	—	—
Class C
October 31, 2007	75.34	.49	18.19	18.68	(1.06)	(6.81)
October 31, 2006	62.35	.61	14.89	15.50	(.26)	(2.25)
October 31, 2005	54.38	.25	8.24	8.49	(.52)	—
October 31, 2004	48.46	— (d)	6.65	6.65	(.73)	—
October 31, 2003	38.51	(.05)	10.21	10.16	(.21)	—
Class E
October 31, 2007	78.34	1.10	18.96	20.06	(1.60)	(6.81)
October 31, 2006	64.66	1.17	15.45	16.62	(.69)	(2.25)
October 31, 2005	56.28	.69	8.55	9.24	(.86)	—
October 31, 2004	49.98	.39	6.87	7.26	(.96)	—
October 31, 2003	39.61	.28	10.50	10.78	(.41)	—
Class S
October 31, 2007	79.23	1.31	19.20	20.51	(1.77)	(6.81)
October 31, 2006	65.35	1.35	15.61	16.96	(.83)	(2.25)
October 31, 2005	56.84	.88	8.62	9.50	(.99)	—
October 31, 2004	50.44	.53	6.92	7.45	(1.05)	—
October 31, 2003	39.98	.38	10.59	10.97	(.51)	—

See accompanying notes which are an integral part of the financial statements.

170	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)		% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.18)	43.67	7.75	6,808	1.35	(j)	1.35	.29	100.78

(2.17)	42.33	9.67	159,955	2.10	(k)	2.10	(.15)	100.78
(1.69)	40.71	14.34	155,978	1.98	(g)	1.98	(.05)	104.52
(.07)	37.22	8.92	128,236	1.98		1.98	(.07)	108.48
—	34.24	7.27	98,012	1.99		1.99	(.35)	91.31
(.01)	31.92	20.35	65,096	2.02		2.02	(.32)	108.71

(2.39)	43.69	10.53	78,688	1.35	(l)	1.35	.60	100.78
(1.93)	41.86	15.18	73,033	1.23	(h)	1.23	.70	104.52
(.26)	38.18	9.72	53,725	1.23		1.23	.70	108.48
(.14)	35.04	8.08	48,646	1.24		1.24	.40	91.31
(.11)	32.55	21.28	37,594	1.28		1.28	.43	108.71

(2.50)	43.83	10.79	4,451,940	1.10	(m)	1.10	.84	100.78
(2.03)	41.99	15.49	3,675,907.98		(i)	.98	.95	104.52
(.35)	38.28	9.99	2,650,719.98			.98	.94	108.48
(.22)	35.13	8.32	2,057,082.99			.99	.65	91.31
(.18)	32.64	21.58	1,555,289	1.02		1.02	.69	108.71

—	89.96	19.42	8,354	1.45		1.45	1.57	108.37

(7.87)	86.15	27.02	182,281	2.20		2.20	.64	108.37
(2.51)	75.34	25.54	156,760	2.21		2.21	.87	76.65
(.52)	62.35	15.72	118,556	2.24		2.25	.42	79.49
(.73)	54.38	13.83	80,622	2.29		2.29	—	76.01
(.21)	48.46	26.52	47,087	2.42		2.42	(.12)	69.11

(8.41)	89.99	27.98	95,103	1.45		1.45	1.37	108.37
(2.94)	78.34	26.50	73,044	1.45		1.46	1.61	76.65
(.86)	64.66	16.56	49,490	1.49		1.50	1.12	79.49
(.96)	56.28	14.68	38,630	1.54		1.54	.72	76.01
(.41)	49.98	27.57	26,768	1.67		1.67	.67	69.11

(8.58)	91.16	28.30	4,196,195	1.20		1.20	1.62	108.37
(3.08)	79.23	26.80	3,281,662	1.20		1.21	1.85	76.65
(.99)	65.35	16.88	2,299,511	1.23		1.25	1.41	79.49
(1.05)	56.84	14.98	1,673,516	1.29		1.29	.98	76.01
(.51)	50.44	27.81	1,247,393	1.42		1.42	.90	69.11

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	171

Russell Investment Company

Russell Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Global Equity Fund
Class A
October 31, 2007(1)	10.00	.05		1.32	1.37	—	—
Class C
October 31, 2007(1)	10.00	—	(d)	1.31	1.31	—	—
Class E
October 31, 2007(1)	10.00	.06		1.31	1.37	—	—
Class S
October 31, 2007(1)	10.00	.08		1.31	1.39	—	—
Multistrategy Bond Fund
Class A
October 31, 2007(2)	10.38	.30		(.03)	.27	(.28)	—
Class C
October 31, 2007	10.34	.39		(.02)	.37	(.36)	—
October 31, 2006	10.31	.35		.03	.38	(.33)	(.02)
October 31, 2005	10.63	.24		(.20)	.04	(.23)	(.13)
October 31, 2004	10.54	.17		.31	.48	(.24)	(.15)
October 31, 2003	10.03	.23		.50	.73	(.22)	—
Class E
October 31, 2007	10.35	.49		(.03)	.46	(.44)	—
October 31, 2006	10.32	.43		.03	.46	(.41)	(.02)
October 31, 2005	10.64	.32		(.20)	.12	(.31)	(.13)
October 31, 2004	10.55	.24		.32	.56	(.32)	(.15)
October 31, 2003	10.03	.31		.50	.81	(.29)	—
Class S
October 31, 2007	10.36	.52		(.04)	.48	(.46)	—
October 31, 2006	10.33	.45		.03	.48	(.43)	(.02)
October 31, 2005	10.65	.35		(.21)	.14	(.33)	(.13)
October 31, 2004	10.56	.27		.31	.58	(.34)	(.15)
October 31, 2003	10.04	.34		.50	.84	(.32)	—

See accompanying notes which are an integral part of the financial statements.

172	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	11.37	13.70	2,445	1.58	1.58	.77	62.05

—	11.31	13.10	10,802	2.33	2.33	(.04)	62.05

—	11.37	13.70	15,683	1.58	1.58	.90	62.05

—	11.39	13.90	1,128,142	1.33	1.33	1.12	62.05

(.28)	10.37	2.69	9,439	1.02	1.06	4.79	756.38

(.36)	10.35	3.68	115,507	1.77	1.81	3.78	756.38
(.35)	10.34	3.80	83,363	1.84	1.86	3.39	261.90
(.36)	10.31	.35	69,427	1.87	1.87	2.31	196.81
(.39)	10.63	4.66	53,573	1.89	1.89	1.58	221.31
(.22)	10.54	7.37	36,397	1.94	1.95	2.22	281.71

(.44)	10.37	4.54	117,069	1.02	1.06	4.63	756.38
(.43)	10.35	4.57	51,698	1.09	1.11	4.16	261.90
(.44)	10.32	1.10	38,311	1.12	1.12	3.06	196.81
(.47)	10.64	5.43	31,621	1.14	1.14	2.32	221.31
(.29)	10.55	8.23	20,975	1.18	1.19	3.01	281.71

(.46)	10.38	4.79	6,204,364.77		.81	4.87	756.38
(.45)	10.36	4.82	2,476,704.84		.86	4.41	261.90
(.46)	10.33	1.35	1,771,524.87		.87	3.32	196.81
(.49)	10.65	5.68	1,284,520.89		.89	2.58	221.31
(.32)	10.56	8.49	886,596.94		.94	3.22	281.71

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	173

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2007

(1)	For the period February 28, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.
(f)	Total return for A shares does not reflect a front-end sales charge.
(g)	The annualized net expense ratio is 1.97% not including the dividends from securities sold short as contractually agreed by the Adviser.
(h)	The annualized net expense ratio is 1.22% not including the dividends from securities sold short as contractually agreed by the Adviser.
(i)	The annualized net expense ratio is 0.96% not including the dividends from securities sold short as contractually agreed by the Adviser.
(j)	The annualized net expense ratio is 1.25% not including the dividends from securities sold short as contractually agreed by the Adviser.
(k)	The annualized net expense ratio is 1.97% not including the dividends from securities sold short as contractually agreed by the Adviser.
(l)	The annualized net expense ratio is 1.22% not including the dividends from securities sold short as contractually agreed by the Adviser.
(m)	The annualized net expense ratio is 0.97% not including the dividends from securities sold short as contractually agreed by the Adviser.

See accompanying notes which are an integral part of the financial statements.

174	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds (each a “Fund” and collectively the “Funds”). These financial statements report on six of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Russell Investment Management Company (“RIMCo”).

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset

Notes to Financial Statements	175

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision is required for the Funds.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets and results of operations.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds

Monthly	Early in the following month	Multistrategy Bond
Quarterly	April, July, October and December	Diversified Equity and Quantitative Equity
Annually	Mid-December	Special Growth, International Securities and Global Equity

176	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo (“Adviser”). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Funds presented herein offer the following classes of shares: Class A, Class C, Class E, and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The International Securities and Global Equity Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Funds.

Funds	Deferred Tax Liability	Capital Gains Taxes

International Securities	$19,050	$15,772
Global Equity	24,396	26,626

Notes to Financial Statements	177

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The International Securities and Global Equity Funds may enter into forward foreign currency overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Global Equity and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2007 are presented on the Schedules of Investments for the applicable Funds.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Multistrategy Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2007, the Multistrategy Bond Fund had $3,058,054 in unfunded loan commitments.

178	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2007, the International Securities Fund and the MultiStrategy Bond Fund had cash collateral balances of $15,808,373 and $11,497,067 respectively in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Funds or to effect investment transactions consistent with the Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

The Multistrategy Bond, Global Equity and International Securities Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into

Notes to Financial Statements	179

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Funds engage in a swap, they exchange their obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are counterparty agreements and can be customized to meet each party’s needs and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back to the original party. Credit default swaps are counterparty agreements which allow the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Short Sales

The Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short.) As of October 31, 2007, $633,475,075 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the International Securities Fund and Global Equity Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

180	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Mortgage-Related and Other Asset-Backed Securities

The Multistrategy Bond Fund may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

The Multistrategy Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Diversified Equity	$4,745,744,366	$4,411,560,133
Special Growth	2,054,936,254	1,868,325,084
Quantitative Equity	5,743,667,132	5,409,528,248
International Securities	3,926,332,261	3,918,516,917
Global Equity	1,536,707,286	569,087,940
Multistrategy Bond	32,409,038,779	29,053,202,554

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) for the Multistrategy Bond Fund totaled $4,082,743,006 and $4,005,923,161 respectively, for the period ended October 31, 2007.

Notes to Financial Statements	181

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Notes to Financial Statements, continued — October 31, 2007

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2007 for the following Funds were as follows:

	International Securities Fund		Multistrategy Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2006	416	$1,886,640	1,169	$1,995,299
Opened	2,736	12,508,567	180,924	62,356,265
Closed	(3,152)	(14,395,207)	(152,341)	(54,959,740)
Expired	—	—	(12,717)	(3,855,515)

Outstanding October 31, 2007	—	$—	17,035	$5,536,309

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of October 31, 2007, the non-cash collateral pledged for the securities on loan in the following funds was:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Diversified Equity	$33,424,879	Pool of US Government Securities
Special Growth	10,237,418	Pool of US Government Securities
Quantitative Equity	19,167,245	Pool of US Government Securities
International Securities	8,006,827	Pool of US Government Securities
Global Equity	9,289,729	Pool of US Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2007, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

Funds	Amount Paid

Diversified Equity	$56,368
Special Growth	21,291
Quantitative Equity	33,577
International Securities	75,183
Multistrategy Bond	543,157

182	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) and also may invest a portion of the collateral received from the Investment Company’s securities lending program, in the RIC Money Market Fund. As of October 31, 2007, $1,617,993,698 of the Money Market Fund’s net assets represents investments by the Funds.

The advisory and administrative fees are based upon the average daily net assets of each Fund at the rates specified in the tables below, are payable monthly and total $145,152,197 and $9,725,470 respectively, for the period ended October 31, 2007.

	Annual Rate
Funds	Adviser	Administrative
Special Growth	.90%	.05%
Global Equity	.95	.05

For the Diversified Equity Fund, the Quantitative Equity Fund, the International Securities Fund, and the Multistrategy Bond Fund, the advisory fee is based on the asset levels of the Funds. The advisory and administrative fee rates for these Funds are as follows:

	Diversified Equity Fund		Quantitative Equity Fund
	Annual Rate		Annual Rate
Average Daily Net Assets	Advisory	Administrative	Advisory	Administrative

First $2 Billion	.73%	.05%	.73%	.05%
Next $3 Billion	.72	.05	.72	.05
Over $5 Billion	.70	.05	.70	.05

	International Securities Fund		Multistrategy Bond Fund
	Annual Rate		Annual Rate
Average Daily Net Assets	Advisory	Administrative	Advisory	Administrative

First $2 Billion	.90%	.05%	.60%	.05%
Next $3 Billion	.89	.05	.59	.05
Over $5 Billion	.87	.05	.57	.05

For the Multistrategy Bond Fund, there was a voluntary advisory fee waiver of 0.03% applicable to the period ended October 31, 2007, totaling $1,472,346.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total transfer agency fees paid by the Funds presented herein for the period ended October 31, 2007 were $28,193,900.

Distributor and Shareholder Servicing

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares, including Class A, Class C, Class E and Class S shares of the Funds.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and

Notes to Financial Statements	183

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A and Class C Shares of the Funds may not exceed 7.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A and Class C shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2007, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

Funds	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Diversified Equity	$103,953	$20,364
Special Growth	57,176	10,340
Quantitative Equity	101,741	19,868
International Securities	113,832	21,675
Global Equity	30,332	5,643
Multistrategy Bond	104,423	21,353

Brokerage Commissions

The Funds will effect transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds effect certain transactions through BNY ConvergeFX Group — LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

184	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Accrued fees payable to affiliates as October 31, 2007 were as follows:

	Diversified Equity Fund	Special Growth Fund	Quantitative Equity Fund	International Securities Fund	Global Equity Fund	Multistrategy Bond Fund

Advisory Fees	$2,927,590	$1,192,512	$2,885,626	$3,332,103	$905,570	$3,122,582
Administration Fees	199,356	66,251	196,465	184,326	47,662	271,508
Distribution Fees	109,388	45,658	104,378	116,822	7,005	78,591
Shareholder Servicing Fees	52,650	21,365	51,061	58,027	5,441	50,747
Transfer Agent Fees	598,093	238,499	589,345	552,956	171,582	543,007
Trustee Fees	274	140	315	213	78	311

	$3,887,351	$1,564,424	$3,827,190	$4,244,447	$1,137,338	$4,066,747

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

Multistrategy Bond Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards for October 31, 2014 and October 31, 2015 are $14,540,672 and $15,723,968, respectively, totaling $30,264,640 for the period ending October 31, 2007.

Notes to Financial Statements	185

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Diversified Equity Fund	Special Growth Fund	Quantitative Equity Fund

Cost of Investments	$4,317,302,243	$2,010,622,650	$4,752,318,662

Unrealized Appreciation	$958,100,189	$255,648,442	$734,059,793
Unrealized Depreciation	(87,946,720)	(63,591,499)	(106,027,231)

Net Unrealized Appreciation (Depreciation)	$870,153,469	$192,056,943	$628,032,562

Undistributed Ordinary Income	$101,838,135	$43,980,996	$54,441,765
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$264,782,124	$104,688,775	$259,677,773
Tax Composition of Distributions:
Ordinary Income	$69,624,958	$41,729,987	$70,564,921
Long-Term Capital Gains	$136,754,180	$116,670,315	$168,189,056

	International Securities Fund	Global Equity Fund	Multistrategy Bond Fund

Cost of Investments	$4,265,661,622	$1,182,683,673	$7,877,888,023

Unrealized Appreciation	$1,022,050,439	$137,752,259	$219,407,544
Unrealized Depreciation	(45,580,905)	(33,774,262)	(226,005,976)

Net Unrealized Appreciation (Depreciation)	$976,469,534	$103,977,997	$(6,598,432)

Undistributed Ordinary Income	$292,711,164	$29,864,523	$57,521,509
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$358,648,545	$1,327,797	$(30,264,640)
Tax Composition of Distributions:
Ordinary Income	$184,124,769	$—	$214,700,400
Long-Term Capital Gains	$202,375,410	$—	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
Diversified Equity Fund	2007	2006	2007	2006

Class A(2)
Proceeds from shares sold	158	—	$8,096	$—
Proceeds from reinvestment of distributions	—	—	15	—
Payments for shares redeemed	(25)	—	(1,310)	—

Net increase (decrease)	133	—	6,801	—

Class C
Proceeds from shares sold	569	653	27,724	29,359
Proceeds from reinvestment of distributions	150	83	6,962	3,657
Payments for shares redeemed	(783)	(453)	(38,789)	(20,433)

Total net increase (decrease)	(64)	283	(4,103)	12,583

Class E
Proceeds from shares sold	339	403	17,252	18,678
Proceeds from reinvestment of distributions	73	39	3,539	1,788
Payments for shares redeemed	(403)	(232)	(20,552)	(10,766)

Total net increase (decrease)	9	210	239	9,700

186	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Diversified Equity Fund	2007	2006	2007	2006

Class S
Proceeds from shares sold	20,006	18,131	$1,008,986	$842,087
Proceeds from reinvestment of distributions	3,923	2,004	190,965	91,133
Payments for shares redeemed	(15,471)	(5,050)	(777,074)	(235,120)

Net increase (decrease)	8,458	15,085	422,877	698,100

Total increase (decrease)	8,536	15,578	$425,814	$720,383

	Shares		Dollars
Special Growth Fund	2007	2006	2007	2006

Class A(2)
Proceeds from shares sold	82	—	$4,191	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(22)	—	(1,153)	—

Net increase (decrease)	60	—	3,038	—

Class C
Proceeds from shares sold	249	270	11,647	13,121
Proceeds from reinvestment of distributions	215	127	9,576	5,785
Payments for shares redeemed	(377)	(228)	(17,745)	(11,060)

Net increase (decrease)	87	169	3,478	7,846

Class E
Proceeds from shares sold	143	121	7,262	6,297
Proceeds from reinvestment of distributions	72	42	3,492	2,068
Payments for shares redeemed	(135)	(114)	(6,899)	(5,898)

Net increase (decrease)	80	49	3,855	2,467

Class S
Proceeds from shares sold	8,165	4,747	430,955	253,937
Proceeds from reinvestment of distributions	2,759	1,570	139,972	79,639
Payments for shares redeemed	(4,303)	(3,158)	(230,097)	(169,361)

Net increase (decrease)	6,621	3,159	340,830	164,215

Total increase (decrease)	6,848	3,377	$351,201	$174,528

	Shares		Dollars
Quantitative Equity Fund	2007	2006	2007	2006

Class A(2)
Proceeds from shares sold	185	—	$7,805	$—
Proceeds from reinvestment of distributions	—	—	15	—
Payments for shares redeemed	(29)	—	(1,258)	—

Net increase (decrease)	156	—	6,562	—

Notes to Financial Statements	187

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Quantitative Equity Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	665	773	$27,139	$29,611
Proceeds from reinvestment of distributions	204	154	8,042	5,745
Payments for shares redeemed	(922)	(540)	(37,845)	(20,768)

Net increase (decrease)	(53)	387	(2,664)	14,588

Class E
Proceeds from shares sold	420	450	17,654	17,705
Proceeds from reinvestment of distributions	103	73	4,188	2,821
Payments for shares redeemed	(467)	(186)	(19,530)	(7,324)

Net increase (decrease)	56	337	2,312	13,202

Class S
Proceeds from shares sold	27,414	20,967	1,152,745	827,015
Proceeds from reinvestment of distributions	5,378	3,628	219,863	139,968
Payments for shares redeemed	(18,776)	(6,291)	(780,094)	(248,348)

Net increase (decrease)	14,016	18,304	592,514	718,635

Total increase (decrease)	14,175	19,028	$598,724	$746,425

	Shares		Dollars
International Securities Fund	2007	2006	2007	2006

Class A(2)
Proceeds from shares sold	108	—	$8,732	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(15)	—	(1,253)	—

Net increase (decrease)	93	—	7,479	—

Class C
Proceeds from shares sold	393	432	30,016	29,899
Proceeds from reinvestment of distributions	222	73	15,825	4,728
Payments for shares redeemed	(580)	(326)	(45,142)	(22,969)

Net increase (decrease)	35	179	699	11,658

Class E
Proceeds from shares sold	372	288	29,593	20,770
Proceeds from reinvestment of distributions	109	34	8,037	2,297
Payments for shares redeemed	(356)	(155)	(28,038)	(11,177)

Net increase (decrease)	125	167	9,592	11,890

Class S
Proceeds from shares sold	11,105	9,112	885,474	662,381
Proceeds from reinvestment of distributions	4,727	1,599	353,027	107,525
Payments for shares redeemed	(11,217)	(4,482)	(886,377)	(325,970)

Net increase (decrease)	4,615	6,229	352,124	443,936

Total increase (decrease)	4,868	6,575	$369,894	$467,484

188	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Global Equity Fund	2007		2007

Class A(1)
Proceeds from shares sold	314		$3,256
Proceeds from reinvestment of distributions	—		—
Payments for shares redeemed	(99)		(1,049)

Net increase (decrease)	215		2,207

Class C(1)
Proceeds from shares sold	1,116		11,534
Proceeds from reinvestment of distributions	—		—
Payments for shares redeemed	(161)		(1,694)

Net increase (decrease)	955		9,840

Class E(1)
Proceeds from shares sold	1,650		16,391
Proceeds from reinvestment of distributions	—		—
Payments for shares redeemed	(270)		(2,851)

Net increase (decrease)	1,380		13,540

Class S(1)
Proceeds from shares sold	106,414		1,072,533
Proceeds from reinvestment of distributions	—		—
Payments for shares redeemed	(7,392)		(77,284)

Net increase (decrease)	99,022		995,249

Total increase (decrease)	101,572		$1,020,836

	Shares		Dollars
Multistrategy Bond Fund	2007	2006	2007	2006

Class A(2)
Proceeds from shares sold	1,003	—	$10,311	$—
Proceeds from reinvestment of distributions	14	—	142	—
Payments for shares redeemed	(107)	—	(1,101)	—

Net increase (decrease)	910	—	9,352	—

Class C
Proceeds from shares sold	6,123	2,562	62,913	26,226
Proceeds from reinvestment of distributions	340	244	3,495	2,488
Payments for shares redeemed	(3,367)	(1,475)	(34,616)	(15,077)

Net increase (decrease)	3,096	1,331	31,792	13,637

Class E
Proceeds from shares sold	8,058	1,533	83,361	15,701
Proceeds from reinvestment of distributions	380	181	3,902	1,843
Payments for shares redeemed	(2,140)	(430)	(21,994)	(4,406)

Net increase (decrease)	6,298	1,284	65,269	13,138

Notes to Financial Statements	189

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Multistrategy Bond Fund	2007	2006	2007	2006

Class S
Proceeds from shares sold	413,550	75,561	$4,281,004	$775,132
Proceeds from reinvestment of distributions	19,651	8,695	201,952	88,843
Payments for shares redeemed	(74,308)	(16,654)	(765,294)	(170,536)

Net increase (decrease)	358,693	67,602	3,717,662	693,439

Total increase (decrease)	368,997	70,217	$3,824,075	$720,214

(1)	For the period February 28, 2007 (commencement of operations) to October 31, 2007.

(2)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2007, the Funds did not participate in the interfund lending program.

8.	Record Ownership

As of October 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
Diversified Equity	3	50.5
Special Growth	3	41.7
Quantitative Equity	3	49.0
International Securities	3	48.3
Global Equity	3	61.8
Multistrategy Bond	3	63.5

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

190	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Multistrategy Bond Fund - 2.6%
AIG SunAmerica Global Financing VI	05/30/07	3,095,000	103.77	3,212	3,177
Allison Transmission	10/11/07	1,675,000	102.18	1,712	1,706
Allison Transmission	10/11/07	840,000	100.22	842	832
American Express Credit Account Master Trust	08/02/07	19,549,909	100.02	19,558	19,528
Arab Republic of Egypt	04/12/07	4,920,000	17.47	860	918
Bausch & Lomb, Inc.	10/22/07	1,605,000	101.50	1,629	1,653
CIT Mortgage Loan Trust	10/15/07	6,200,000	100.00	6,200	6,200
CIT Mortgage Loan Trust	10/15/07	1,700,000	100.00	1,700	1,700
CIT Mortgage Loan Trust	10/15/07	3,150,000	100.00	3,150	3,150
CVS Lease Pass Through	11/14/06	1,212,413	100.47	1,218	1,192
Capmark Financial Group, Inc.	05/03/07	5,950,000	99.73	5,928	4,866
Capmark Financial Group, Inc.	05/03/07	2,825,000	99.96	2,824	2,536
Catlin Insurance Co., Ltd.	01/11/07	1,280,000	100.68	1,290	1,208
Citic Resources Finance, Ltd.	08/01/07	500,000	95.38	477	480
Covidien International Finance SA	10/17/07	1,830,000	99.86	1,828	1,830
Covidien International Finance SA	10/17/07	3,090,000	99.93	3,088	3,132
Covidien International Finance SA	10/17/07	2,110,000	99.56	2,101	2,150
Deutsche ALT-A Securities NIM Trust	03/12/07	911,695	99.65	908	881
DG Funding Trust	11/04/06	361	10585.00	3,821	3,798
Delta Air Lines, Inc.	05/01/07	2,510,000	100.00	2,510	2,410
Drummond Co., Inc.	10/22/07	2,055,000	94.01	1,932	1,932
EEB International, Ltd.	10/24/07	2,000,000	100.00	2,000	1,982
Entergy Gulf States, Inc.	11/30/05	570,000	100.01	570	572
FBG Finance, Ltd.	06/21/05	585,000	99.35	581	569
Farmers Exchange Capital	01/26/04	4,550,000	100.95	4,613	4,626
First Data Corp.	10/16/07	2,385,000	94.81	2,261	2,284
GTL Trade Finance, Inc.	10/17/07	4,635,000	99.44	4,616	4,694
GS Mortgage Securities Corp.	03/19/07	1,032,356	99.71	1,029	1,022
Gaz Capital for Gazprom	02/28/07	2,155,000	100.08	2,157	2,125
John Hancock Global Funding II	04/21/04	440,000	108.19	476	472
Harborview NIM Corp.	03/13/07	662,476	100.00	662	658
Harborview NIM Corp.	03/13/07	551,820	99.83	551	551
Harborview NIM Corp.	03/13/07	716,026	99.88	715	691
HBOS PLC	09/22/05	1,200,000	99.89	1,198	1,091
LG Electronics, Inc.	03/03/06	390,000	99.25	387	387
Landsbanki Islands HF	10/12/07	3,785,000	100.00	3,785	3,723
Lehman Brothers Floating Rate Commercial Mortgage Trust	02/14/07	1,737,754	100.03	1,738	1,732
MBNA Credit Card Master Note Trust	07/30/07	3,000,000	100.71	3,021	3,010
Mantis Reef, Ltd.	10/28/03	585,000	99.92	585	582
McLeodUSA, Inc.	10/15/07	2,750,000	113.14	3,111	3,094
MetroPCS Wireless, Inc.	09/05/07	1,000,000	100.25	1,002	992
Panama Canal Railway Co.	10/29/07	1,000,000	100.00	1,000	1,002
Pemex Project Funding Master Trust	10/17/07	2,680,000	99.32	2,662	2,703
Pemex Project Funding Master Trust	10/17/07	2,175,000	103.70	2,255	2,325

Notes to Financial Statements	191

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Rabobank Capital Funding II	11/14/03	1,425,000	100.13	1,427	1,363
Resona Preferred Global Securities Cayman, Ltd.	06/21/07	16,155,000	101.98	16,463	16,223
Royal Bank of Scotland Group PLC	09/26/07	6,025,000	101.00	6,063	6,089
Ryerson, Inc.	10/04/07	2,775,000	104.64	2,904	2,851
SMFG Preferred Capital USD 1, Ltd.	02/28/07	1,000,000	100.46	1,005	935
Santander Perpetual SA Unipersonal	10/18/07	2,400,000	100.15	2,404	2,390
Symetra Financial Corp.	10/26/07	2,490,000	99.99	2,490	2,537
Systems 2001 AT LLC	09/25/03	354,615	102.69	364	365
TNK-BP Finance SA	09/28/07	1,330,000	101.67	1,352	1,297
TNK-BP Finance SA	09/28/07	3,430,000	99.17	3,402	3,430
TNK-BP Finance SA	09/28/07	10,525,000	98.73	10,392	10,384
Tesoro Corp.	10/29/07	1,200,000	99.38	1,193	1,185
UBS AG	10/09/07	1,670,000	114.71	1,916	1,916
Unicredit Luxembourg Finance SA	02/28/07	5,610,000	100.01	5,610	5,597
Washington Mutual Preferred Funding	12/06/06	600,000	99.83	599	456
Washington Mutual Preferred Funding	12/06/06	5,900,000	99.72	5,883	5,841
World Financial Properties	11/08/02	158,663	104.48	166	164
Xlliac Global Funding	08/03/05	730,000	99.80	729	722

					169,911

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

10.	Dividends

On November 1, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on November 6, 2007 to shareholders on record November 2, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Multistrategy Bond - Class A	$0.0480	$—	$—
Multistrategy Bond - Class C	0.0402	—	—
Multistrategy Bond - Class E	0.0478	—	—
Multistrategy Bond - Class S	0.0503	—	—

On December 3, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on December 6, 2007 to shareholders on record December 4, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Multistrategy Bond - Class A	$0.0428	$—	$—
Multistrategy Bond - Class C	0.0367	—	—
Multistrategy Bond - Class E	0.0428	—	—
Multistrategy Bond - Class S	0.0449	—	—

On December 13, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 18, 2007 to shareholders on record December 14, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Diversified Equity - Class A	$0.1657	$1.1717	$3.0458
Diversified Equity - Class C	0.0503	1.1717	3.0458
Diversified Equity - Class E	0.1499	1.1717	3.0458

192	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2007

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Diversified Equity - Class S	$0.1847	$1.1717	$3.0458
Special Growth Bond - Class A	0.0381	1.4725	3.6441
Special Growth Bond - Class C	—	1.4725	3.6441
Special Growth Bond - Class E	—	1.4725	3.6441
Special Growth Bond - Class S	0.0786	1.4725	3.6441
Quantitative Equity - Class A	0.1145	0.5181	2.4731
Quantitative Equity - Class C	0.0231	0.5181	2.4731
Quantitative Equity - Class E	0.1024	0.5181	2.4731
Quantitative Equity - Class S	0.1297	0.5181	2.4731
International Securities - Class A	2.2221	3.9462	7.2617
International Securities - Class C	1.4464	3.9462	7.2617
International Securities - Class E	2.0836	3.9462	7.2617
International Securities - Class S	2.2879	3.9462	7.2617
Global Equity - Class A	0.1136	0.1808	0.0127
Global Equity - Class C	0.0637	0.1808	0.0127
Global Equity - Class E	0.1069	0.1808	0.0127
Global Equity - Class S	0.1285	0.1808	0.0127
Multistrategy Bond - Class A	0.0689	—	—
Multistrategy Bond - Class C	0.0550	—	—
Multistrategy Bond - Class E	0.0675	—	—
Multistrategy Bond - Class S	0.0718	—	—

Notes to Financial Statements	193

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Global Equity Fund, and Multistrategy Bond Fund (six of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

194	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Funds

Tax Information — October 31, 2007 (Unaudited)

For the tax year ended October 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Diversified Equity	41.0%
Special Growth	20.5%
Quantitative Equity	75.6%
International Securities	0.0%
Global Equity	7.6%
Multistrategy Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2007:

Diversified Equity	$136,754,180
Special Growth	116,670,315
Quantitative Equity	168,189,056
International Securities	202,375,410

Please consult a tax adviser for any questions about federal or state income tax laws.

The International Securities Fund and Global Equity Fund paid foreign taxes of $8,309,465 and $1,047,500 and recognized $95,195,175 and $10,136,753 of foreign source income, respectively, during the taxable year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the International Securities Fund and Global Equity Fund designates $0.1686 and $0.0103 per share of foreign taxes paid and $1.9310 and $0.0998 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2007.

Tax Information	195

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of

196	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Manager in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion—up to 10%—of the assets of each of the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund (each a “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

Basis for Approval of Investment Advisory Contracts	197

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

At the April 24 Board meeting, RIMCo and management discussed their intent to recommend to the Board the merger of the Diversified Bond Fund into the Fixed Income I Fund at the upcoming regularly scheduled May Board meeting.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., (“RFD”) the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the International Securities Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the Multistrategy Bond Fund and the International Securities Fund; (3) at a meeting held on August 28, 2007, to effect a money

198	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

manager change for the Global Equity Fund, the Diversified Equity Fund, the Multistrategy Bond Fund and the Special Growth Fund; at that same meeting, to effect a money manager change for the Diversified Equity Fund and the International Securities Fund resulting from a change of control of one of these Funds’ Money Managers; (4) at a meeting held on October 26, 2007, to effect a money manager change for the Diversified Equity Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	199

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

200	Shareholder Requests for Additional Information

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	201

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	• Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

202	Disclosure of Information about Fund Directors

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	203

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name , Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•  Chief Compliance Officer, RIC

•  Chief Compliance Officer, RIF

•  Chief Compliance Officer, RIMCo

•  April 2002-May 2005, Manager, Global Regulatory Policy

•  1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, RFD

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998 CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

204	Disclosure of Information about Fund Directors

Russell Investment Company

Russell Funds

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.
Vote:

	For		Against
Greg J. Stark	6,275,366,242.443		238,500,496.197
Thaddas L. Alston	6,275,783,094.828		238,083,643.812
Kristianne Blake	6,438,961,734.968		74,905,003.672
Daniel P. Connealy	6,441,243,550.495		72,623,188.145
Jonathan Fine	6,434,295,116.486		79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918		73,944,094.722
Jack R. Thompson	6,441,278,003.434		72,588,735.206
Julie W. Weston	6,440,367,146.888		73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.
Vote:
	For	Against	Abstain
Diversified Equity Fund	51,988,574.161	3,811,340.944	1,169,359.652
Special Growth Fund	15,434,199.763	1,195,659.539	254,721.867
Quantitative Equity Fund	60,019,851.138	7,148,524.269	1,397,518.112
International Securities Fund	29,882,429.656	2,078,957.460	661,065.859
Multistrategy Bond Fund	417,082,193.836	27,797,380.230	11,789,412.794

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.
Vote:
	For	Against	Abstain
Diversified Equity Fund	51,985,097.095	3,843,534.710	1,140,642.952
Special Growth Fund	15,383,003.287	1,241,433.799	260,144.083
Quantitative Equity Fund	59,961,085.952	7,187,262.907	1,417,544.660
International Securities Fund	29,870,784.381	2,109,755.786	641,912.808
Multistrategy Bond Fund	417,552,135.154	27,375,862.631	11,740,989.074

Matter Submitted to a Vote of Shareholders	205

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2007

Diversified Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

Delphi Management, Inc., Boston, MA

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

206	Manager, Money Managers and Service Providers

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Quantitative Equity Fund

Aronson + Johnson + Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Ltd., London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Global Equity Fund

Altrinsic Global Advisors, LLC, Stamford, CT

ClariVest Asset Management, LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

Multistrategy Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Drake Capital Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	207

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-019 (1 10/07)

2007 Annual Report

CLASS A, C, E, AND S SHARES:

EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT DURATION BOND FUND

CLASS C, E, AND S SHARES:

TAX EXEMPT BOND FUND

TAX-MANAGED LARGE CAP FUND

TAX-MANAGED MID & SMALL CAP FUND

CLASS C, E, I, AND S SHARES:

SELECT GROWTH FUND

SELECT VALUE FUND

CLASS C, E, I, S, AND Y SHARES:

FIXED INCOME I FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Specialty Funds

Annual Report

October 31, 2007

Russell Investment Company - Specialty Funds.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russell Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Real Estate Markets

For the fiscal year ending October 31, 2007, real estate investment trusts (REITs) generated a 0.57% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 36.37%. The low REIT return was also accompanied by exceptionally high volatility during the period. During the first three months of the fiscal year, REITs were up over 11%; the following six months, REITs lost nearly 20%; and finally, during the last three months, REITs rallied with a 12% return.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary	5

Russell Investment Company

REITs ended the fiscal year with some positive results and the market volatility appears to have removed the speculative valuation premiums applied to REITs due to the robust merger and acquisition activity over the last several years. However, concerns about a weaker economy and more stringent mortgage lending standards amidst an overall tightening of credit has put the focus back on real estate fundamentals and the specific growth prospects of each company.

Non-U.S. Equity Markets

Non-U.S. stocks gained 24.91% as measured by the MSCI EAFE® Index for the fiscal year ending October 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE® Index rose 14.00% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings and withstood several brief periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development.

Europe, as represented by the MSCI Europe Index, returned 27.96% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and telecommunication services, up 53.36% and 47.56%, respectively. By country, of particular note were more heavily laden energy/commodity markets, such as Norway, up 59.76%, which benefited from the strong performance of the global materials and energy sectors. Germany also stood out as a market leader, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged continental Europe with a gain of 23.62%. The U.K. underperformed the rest of Europe due to weakness in its health care sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, returning only 4.84%. Investor concerns included weak economic data, lackluster earnings from financial institutions and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 56.48% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 48.26%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 41.84%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 2.56% and 14.02%, respectively, as measured by the health care and financials sector grouping based on the Global Industry Classification Standard definitions.

A reversal in market leadership in terms of style was seen in March, with the value segment of the MSCI EAFE® Index dominating in the first half of the period, and the growth segment leading in the second half. The period ended with the MSCI EAFE Growth Index rising 28.52%, compared with 21.33% for the MSCI EAFE Value Index. Investors, in general, continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex-U.S. Index (an index of smaller capitalization companies) up 28.38% in the period versus the S&P/Citigroup PMI World ex-U.S. (an index of larger capitalization companies) up 27.24%.

Markets not represented in the MSCI EAFE® Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed

6	Market Summary

Russell Investment Company

counterparts, as the MSCI Emerging Markets Index rose 67.84%. Emerging markets countries benefited from the materials and industrials sectors, both posting over 100% returns for the period. Canadian stocks, as measured by the MSCI Canada Index, rose 44.95% during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) posted a strong return of 67.84%, outperforming developed markets as measured by the MSCI World Index Free which returned 20.39%. Larger capitalization stocks and those with strong price momentum, particularly those in cyclical sectors, were key drivers of performance. Significant capital inflows and outperformance of energy and material stocks resulting from strong commodity prices also contributed positively to performance. The emerging markets asset class performed strongly despite two market pull-backs in late February and July. The first sell-off was triggered by a concern that China would tighten controls on investment, and the second sell-off occurred more recently when credit concerns over U.S. subprime mortgage loans broadened to larger concerns about the world’s capital markets. Each time, however, emerging markets rallied back to hit new highs as investors continued to search for growth.

In terms of regions, Latin America was the top performer (+78.08% as measured by the MSCI EM Latin America Index) followed closely by Asia (+75.44% as measured by the MSCI EM Asia Index). The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) lagged the Index but still posted a solid return of 45.94%. The BRIC (Brazil, Russia, India and China) economies with the exception of Russia all outperformed the broader Index with China leading the group (+155.68% as measured by the MSCI China Index) due in part to the strong performance of the country’s commodity-related and financial stocks. MSCI China Index stocks were also buoyed in the third quarter by the rumor that the local Chinese investors would be allowed to invest through the Hong Kong stock exchange. Strength in resource-related stocks helped Brazil post strong returns over the period (+110.24% as measured by the MSCI Brazil Index). Some of the smaller markets such as Indonesia and Peru posted strong gains; in the case of Peru, the market returned +149.20% as measured by the MSCI Peru Index due mainly to one stock, Southern Copper Corporation. The small market of Jordan was the only country with single digit absolute returns, rising 3.97% as measured by the MSCI Jordan Index. Other notable relative underperformers included Taiwan (+38.56% as measured by the MSCI Taiwan Index), South Africa (+53.76% as measured by the MSCI South Africa Index), and Egypt (+51.41% as measured by the MSCI Egypt Index).

Currencies were broadly strong against the U.S. dollar with some, such as the Brazilian Real, up more than 18%.

Within emerging markets, the industrials sector and resource-related areas performed strongly. Chinese financials and telecom stocks along with Korean and Brazilian materials stocks were key market movers. Technology and consumer stocks underperformed the Index, but still returned more than 20% in absolute terms. Utilities, a sector leveraged to emerging markets energy demand growth, performed strongly, while the health care sector, dominated by Teva Pharmaceuticals, lagged the Index.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

Market Summary	7

Russell Investment Company

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.
[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

8	Market Summary

Russell Investment Company

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

Market Summary	9

Russell Investment Company

Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Emerging Markets Fund - Class S
	Total Return
1 Year	65.53%
5 Years	39.87	%§
10 Years	13.07	%§

Emerging Markets Fund - Class E ‡
	Total Return
1 Year	65.17%
5 Years	39.60	%§
10 Years	12.86	%§

Emerging Markets Fund - Class C ‡‡
	Total Return
1 Year	63.90%
5 Years	38.63	%§
10 Years	12.14	%§

Emerging Markets Fund - Class A ‡‡‡
	Total Return
1 Year	55.69%
5 Years	37.98	%§
10 Years	12.20	%§

MSCI Emerging Markets Free Index **
	Total Return
1 Year	67.84%
5 Years	39.86	%§
10 Years	N/A

10	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Emerging Markets Fund Class A, Class C, Class E and Class S Shares gained 65.22%, 63.90%, 65.17% and 65.53%, respectively. This compared to the MSCI Emerging Markets Index Net (USD)SM, which gained 67.84% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ending October 31, 2007, the Lipper® Emerging Markets Funds Average returned 62.41%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s underperformance during this period resulted primarily from two weak months in September and October. During these months, the Fund’s underweight to China and tilt away from mega cap stocks had a strong negative impact on performance as Chinese stocks and mega cap stocks outperformed and attracted new cash inflows coming into the asset class.

The year ended October 31, 2007 was another particularly strong year for emerging markets as the asset class benefited from huge cash inflows. In this environment, the Fund’s performance was negatively impacted by not having more exposure to stocks with high levels of relative price strength. Except for an underweight to China, the Fund’s country positioning contributed positively to Fund performance. The Fund was significantly overweight to Brazil, which had strong returns, and significantly underweight to Russia and Taiwan, two countries that significantly lagged the benchmark.

As shown by the Lipper® Emerging Markets Funds Average, active managers in general struggled over this fiscal year, particularly those with a disciplined fundamental approach that avoided strongly appreciating stocks. Most active management processes without a significant exposure to momentum struggled to keep pace with the market.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market environment during the fiscal year generally favored managers with exposure to large capitalization stocks, China and price momentum.

Genesis Asset Managers, LLP struggled in this period as its focus on valuation and cash flow growth limited its exposure to China and strongly appreciating sectors. Weak stock selection in materials and Korean industrials along with its Taiwan positions also detracted from performance.

AllianceBernstein L.P. underperformed the Fund’s benchmark during the fiscal year. Its underweight to Russian energy and Brazil stock selection was positive; however, this was offset by an underweight to China and ineffective stock selection in Korea.

T. Rowe Price International, Inc. performed strongly during the fiscal year due in part to its China overweight and effective stock selection in financials and materials stocks. Underexposure to Russia energy and information technology stock selection also contributed positively to T. Rowe’s performance.

Arrowstreet Capital, a quantitative manager, performed well during the fiscal year. Its outperformance was due in large part to its exposure to cyclical sectors and stock selection in Korea. The China overweight and Chinese stock selection contributed positively to performance.

Harding, Loevner Management, L.P. struggled as its quality focus was out of favor during this momentum-driven market. Its China underweight, especially in Chinese financials, along with weak stock selection in Korean industrials were key detractors from performance.

UBS Global Asset Management performed well since it was added to the Fund in July. Its focus on stocks with rising relative price strength and accelerating earnings growth positively contributed to relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In July 2007, UBS Global Asset Management (Americas) Inc. was added as a money manager for the Fund. UBS was added at a 10% weight and T. Rowe Price and Genesis Asset Managers, LLP weights were each reduced by 5%.

Emerging Markets Fund	11

Russell Investment Company

Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market-Oriented
Genesis Asset Managers, LLP	Market-Oriented
Harding, Loevner Management, L.P.	Market-Oriented
T. Rowe Price International, Inc.	Growth
UBS Global Asset Management (Americas) Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class E Shares on September 22, 1998. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to September 21, 1998 and do not reflect deduction of shareholder services fees. Had it done so, returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to September 21, 1998, and the returns of the Fund’s Class E Shares from September 22, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to September 21, 1998 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, returns for that period would have been lower. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from September 22, 1998 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,383.40	$1,015.73
Expenses Paid During Period*	$11.29	$9.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,377.60	$1,011.95
Expenses Paid During Period*	$15.76	$13.34

*	Expenses are equal to the Fund’s annualized expense ratio of 2.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,383.00	$1,015.73
Expenses Paid During Period*	$11.29	$9.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Emerging Markets Fund	13

Russell Investment Company

Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,385.10	$1,016.99
Expenses Paid During Period*	$9.80	$8.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.3%
Bahrain - 0.1%
Gulf Finance House EC - GDR (Æ)(Å)	35,500	941
Gulf Finance House EC - GDR (Æ)	12,800	334

		1,275

Bermuda - 1.6%
Aquarius Platinum, Ltd.	30,400	1,167
Brilliance China Automotive Holdings, Ltd. (Æ)	5,874,000	1,590
China Hongxing Sports, Ltd. (Ñ)	5,266,100	4,745
COSCO Pacific, Ltd.	1,190,000	3,696
Credicorp, Ltd. (Ñ)	88,472	6,576
FibreChem Technologies, Ltd.	1,806,000	2,070
GOME Electrical Appliances Holdings, Ltd.	959,000	2,195
Nine Dragons Paper Holdings, Ltd.	675,300	1,850
Shangri-La Asia, Ltd.	374,000	1,197
Sinofert Holdings, Ltd.	3,072,000	2,891
TPV Technology, Ltd.	2,252,000	1,515
Wilson Sons, Ltd. Class BDR (Æ)	51,344	641

		30,133

Brazil - 8.8%
All America Latina Logistica SA	254,600	4,046
Amil Participacoes SA (Æ)	148,040	1,446
Aracruz Celulose SA - ADR (Ñ)	30,500	2,345
Banco do Brasil SA	672,000	12,154
Banco Itau Holding Financeira SA - ADR (Ñ)	250,990	7,166
Banco Nossa Caixa SA	100,300	1,776
Bovespa Holding SA (Æ)	30,593	575
Brasil Telecom Participacoes SA	42,700	1,283
Centrais Eletricas Brasileiras SA	358,646	5,564
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Æ)	62,560	1,009
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	48,200	1,551
Cia de Bebidas das Americas - ADR	30,500	2,492
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	431,240	11,121
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)(Ñ)	27,760	1,444
Cia de Saneamento de Minas Gerais -COPASA (Æ)	72,000	1,352
Cia Vale do Rio Doce - ADR	1,187,705	40,647
Cyrela Brazil Realty SA	227,000	3,948
Gerdau SA	7,300	187

	Principal Amount ($) or Shares	Market Value $
Gerdau SA - ADR (Ñ)	379,400	11,799
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	35,900	983
Lojas Renner SA	56,900	1,413
Natura Cosmeticos SA	53,400	642
Perdigao SA	80,909	2,182
Petroleo Brasileiro SA	104,900	5,018
Petroleo Brasileiro SA - ADR (Ñ)	84,300	7,013
Petroleo Brasileiro SA - ADR	195,900	18,734
Positivo Informatica SA	64,600	1,717
Rossi Residencial SA	53,500	1,805
Souza Cruz SA	15,200	430
Tele Norte Leste Participacoes SA - ADR (Ñ)	199,400	4,347
Unibanco - Uniao de Bancos Brasileiros SA - GDR (Æ)	45,400	7,175
Weg SA	101,500	1,542

		164,906

Canada - 0.2%
First Quantum Minerals, Ltd.	32,000	3,445

Cayman Islands - 1.6%
Agile Property Holdings, Ltd.	522,000	1,269
Alibaba.com, Ltd. (Æ)	110,246	192
ASM Pacific Technology	338,000	2,671
Belle International Holdings, Ltd.	821,500	1,333
China Infrastructure Machinery Holdings, Ltd.	624,000	1,396
China Mengniu Dairy Co., Ltd.	317,000	1,353
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	39,200	2,430
Foxconn International Holdings, Ltd. (Æ)	1,012,000	2,819
Global Bio-Chem Technology Group Co., Ltd.	1,646,000	611
Hengan International Group Co., Ltd.	566,300	2,205
Integra Group Holdings - GDR (Æ)(Þ)	101,650	1,626
Integra Group Holdings - GDR (Æ)	22,400	359
Kingboard Chemical Holdings, Ltd.	306,500	2,028
Luen Thai Holdings, Ltd.	1,628,000	222
Pacific Textile Holdings, Ltd. (Æ)	1,069,000	433
Parkson Retail Group, Ltd.	42,052	484
Shimao Property Holdings, Ltd.	511,500	1,829
Shui On Land, Ltd.	2,672,555	3,715
Sina Corp./China (Æ)(Ñ)	24,200	1,387
Tencent Holdings, Ltd.	142,000	1,231

		29,593

Emerging Markets Fund	15

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Chile - 0.5%
Banco de Credito e Inversiones	41,000	1,365
Banco Santander Chile SA - ADR	66,183	3,507
Cia Cervecerias Unidas SA - ADR	300	13
Embotelladora Andina SA - ADR	66,100	1,345
Lan Airlines SA - ADR (Ñ)	106,000	1,764
Sociedad Quimica y Minera de Chile SA - ADR	3,464	665

		8,659

China - 5.2%
Anhui Conch Cement Co., Ltd. Class H	482,000	4,866
Byd Co., Ltd. Class H	45,500	429
China Citic Bank (Æ)	872,000	720
China Communications Construction Co., Ltd. Class H	1,235,000	3,920
China Construction Bank Corp. Class H	1,364,000	1,550
China Eastern Airlines Corp., Ltd. Class H (Æ)	2,538,000	2,731
China International Marine Containers Co., Ltd. Class B	684,396	1,419
China Merchants Bank Co., Ltd.	511,500	2,671
China National Building Material Co., Ltd. Class H	452,000	2,002
China Petroleum & Chemical Corp. - ADR (Ñ)	24,323	4,036
China Petroleum & Chemical Corp. Class H	9,455,254	14,384
China Shenhua Energy Co., Ltd.	1,798,600	11,822
China Shipping Container Lines Co., Ltd. Class H	756,000	1,011
China Telecom Corp., Ltd. Class H	17,677,000	15,657
Dongfeng Motor Group Co., Ltd. Class H	744,000	686
Guangzhou R&F Properties Co., Ltd.	572,100	3,020
Huaneng Power International, Inc. Class H	602,000	720
Industrial & Commercial Bank of China	6,476,000	6,188
Jiangxi Copper Co., Ltd. Class H	625,000	2,251
PetroChina Co., Ltd. Class H	2,903,000	7,541
Ping An Insurance Group Co. of China, Ltd. Class H	312,600	4,374
Shanghai Electric Group Co., Ltd. Class H	1,362,000	1,364
Shanghai Forte Land Co. Class H	1,448,000	1,131

	Principal Amount ($) or Shares	Market Value $
Sinotrans, Ltd. Class H	893,000	575
Weiqiao Textile Co. Class H	780,000	1,465
Wumart Stores, Inc. Class H	807,200	734

		97,267

Colombia - 0.3%
BanColombia SA	229,305	2,009
BanColombia SA - ADR (Ñ)	112,200	4,124

		6,133

Cyprus - 0.0%
Mirland Development Corp. PLC (Æ)	9,000	111

Czech Republic - 0.6%
CEZ	96,900	7,007
Komercni Banka AS	2,000	460
Telefonica O2 Czech Republic AS	125,000	3,878

		11,345

Egypt - 1.9%
Commercial International Bank	72,884	1,020
Egyptian Co. for Mobile Services	30,244	1,069
Egyptian Financial Group-Hermes Holding	403,422	4,047
Orascom Construction Industries	160,600	14,700
Orascom Construction Industries - GDR	59,711	11,025
Orascom Telecom Holding SAE	175,315	2,528
Orascom Telecom Holding SAE - GDR (Ñ)	6,200	445

		34,834

Greece - 0.0%
Coca Cola Hellenic Bottling Co. SA	9,136	568

Hong Kong - 3.0%
Beijing Enterprises Holdings, Ltd.	686,000	4,289
China Insurance International Holdings Co., Ltd. (Æ)	1,001,000	3,327
China Merchants Holdings International Co., Ltd.	815,000	5,778
China Mobile, Ltd.	457,000	9,539
China Mobile, Ltd. - ADR (Ñ)	79,100	8,201
China Netcom Group Corp. Hong Kong, Ltd.	1,762,000	5,443
China Overseas Land & Investment, Ltd.	1,018,333	2,440
China Resources Enterprise	1,542,000	6,784

16	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Citic Pacific, Ltd.	349,000	2,197
Franshion Properties China, Ltd. (Æ)	2,402,000	1,927
Guangzhou Investment Co., Ltd.	1,180,000	510
Shanghai Industrial Holdings, Ltd.	106,000	628
Shenzhen Investment, Ltd.	1,224,000	1,207
Shougang Concord International Enterprises Co., Ltd.	3,194,000	1,723
Tianjin Development Holdings	1,635,000	2,757

		56,750

Hungary - 0.4%
Magyar Telekom Telecommunications PLC	331,449	1,788
MOL Hungarian Oil and Gas NyRt	19,680	3,037
MOL Hungarian Oil and Gas NyRt - ADR	12,700	1,949

		6,774

India - 6.6%
Allahabad Bank	243,535	640
Andhra Bank	429,000	974
Bajaj Auto, Ltd.	73,894	4,684
Bank of Baroda	220,000	1,949
BF Utilities, Ltd. (Æ)	21,153	1,413
Bharti Airtel, Ltd. (Æ)	259,300	6,754
Chennai Petroleum Corp., Ltd.	119,260	1,016
Container Corp. of India	60,552	3,059
Dish TV India, Ltd. (Æ)	74,831	116
DLF, Ltd.	252,024	6,123
Financial Technologies India, Ltd.	11,590	770
GAIL India, Ltd. - GDR	50,327	3,171
Genesis Indian Investment Co., Ltd. (Æ)	571,019	29,653
GMR Infrastructure, Ltd. (Æ)	429,805	1,938
Great Eastern Shipping Co., Ltd. (The)	223,050	2,772
HDFC Bank, Ltd. - ADR	31,000	4,309
Hindustan Petroleum Corp., Ltd.	24,261	149
Housing Development Finance Corp.	57,203	4,058
ICICI Bank, Ltd.	127,400	4,110
Indian Overseas Bank	250,000	858
Larsen & Toubro, Ltd.	32,000	3,509
Mahanagar Telephone Nigam	175,906	809
Maruti Suzuki India, Ltd. (Æ)	50,526	1,395
NTPC, Ltd.	492,500	3,022
Oil & Natural Gas Corp., Ltd.	72,735	2,335
Oriental Bank of Commerce	111,000	656
Reliance Industries, Ltd.	115,286	8,183
Reliance Industries, Ltd. - GDR (Þ)	26,500	3,833

	Principal Amount ($) or Shares	Market Value $
State Bank of India, Ltd. - GDR	66,950	8,349
Sterlite Industries India, Ltd. - ADR (Æ)(Ñ)	107,300	2,787
Sun TV Network, Ltd.	232,404	1,951
Suzlon Energy, Ltd.	107,505	5,407
Union Bank of India	118,000	530
United Spirits, Ltd.	28,550	1,461
Videocon Industries, Ltd.	84,549	797
Zee Entertainment Enterprises, Ltd.	50,788	431

		123,971

Indonesia - 2.0%
Astra Agro Lestari Tbk PT	336,789	841
Bakrie and Brothers Tbk PT (Æ)	27,193,000	958
Bank Danamon Indonesia Tbk PT	2,925,000	2,807
Bank Mandiri Persero Tbk PT	2,612,227	1,098
Bank Niaga Tbk PT	7,081,500	678
Bank Rakyat Indonesia	14,340,642	12,344
Kawasan Industri Jababeka Tbk PT (Æ)	43,405,000	1,165
PT Astra International Tbk	1,676,277	4,760
Ramayana Lestari Sentosa Tbk PT	3,552,008	349
Telekomunikasi Indonesia Tbk PT	8,182,807	9,871
Telekomunikasi Indonesia Tbk PT - ADR	70,300	3,392

		38,263

Israel - 2.7%
Bank Hapoalim BM	1,621,305	8,964
Bank Leumi Le-Israel BM	1,763,354	8,479
Bezeq Israeli Telecommunication Corp., Ltd.	572,837	1,019
Check Point Software Technologies (Æ)	358,381	9,053
IDB Development Corp., Ltd.	20,729	824
Israel Chemicals, Ltd.	706,716	7,852
Israel Discount Bank, Ltd. Class A (Æ)	174,403	445
Mizrahi Tefahot Bank, Ltd.	74,094	578
Nice Systems, Ltd. - ADR (Æ)(Ñ)	28,300	1,116
Partner Communications	247,731	4,720
Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	153,300	6,747

		49,797

Kazakhstan - 0.1%
Halyk Savings Bank Kazakhstan - GDR	120,200	2,231

Emerging Markets Fund	17

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lebanon - 0.0%
Solidere - GDR	8,200	149

Luxembourg - 2.6%
Evraz Group SA - GDR	123,800	9,353
Genesis Smaller Companies	362,684	31,016
Millicom International Cellular SA (Æ)(Ñ)	12,300	1,445
Tenaris SA - ADR	119,765	6,444

		48,258

Malaysia - 2.5%
AirAsia BHD (Æ)	1,587,500	933
AMMB Holdings BHD	325,500	415
Bumiputra-Commerce Holdings BHD	4,434,042	15,415
Bursa Malaysia BHD	760,200	3,611
Digi.Com BHD	195,800	1,481
Golden Hope Plantations BHD	33,700	92
IGB Corp. BHD	1,829,900	1,450
IOI Corp. BHD (Æ)	3,656,875	8,351
KLCC Property Holdings BHD	256,000	276
Kuala Lumpur Kepong BHD	100,400	448
Magnum Corp. BHD	843,300	747
Malaysian Bulk Carriers BHD	414,625	679
MISC BHD	789,100	2,340
Mulpha International BHD (Æ)	564,900	247
Multi-Purpose Holdings BHD	518,200	360
PPB Group BHD	123,000	358
Proton Holdings BHD (Æ)	169,800	269
Sime Darby BHD	906,700	3,045
SP Setia BHD	221,700	526
TA Enterprise BHD	954,000	436
Telekom Malaysia BHD	519,800	1,594
Tenaga Nasional BHD	792,500	2,232
Transmile Group BHD (Æ)	138,900	167
UEM World BHD	1,051,300	1,370

		46,842

Mexico - 4.8%
Alfa SAB de CV Class A (Ñ)	781,800	5,278
America Movil SAB de CV	361,800	1,149
America Movil SAB de CV Series L - ADR	285,773	18,687
Carso Global Telecom SAB de CV (Æ)	140,600	675
Cemex SAB de CV (Æ)(Ñ)	3,720,344	11,410
Corp. Moctezuma SAB de CV	295,400	953
Fomento Economico Mexicano SAB de CV - ADR	183,682	6,541

	Principal Amount ($) or Shares	Market Value $
Grupo Aeroportuario del Pacifico SA de CV - ADR	35,800	1,878
Grupo Carso SAB de CV (Ñ)	115,000	496
Grupo Financiero Banorte SAB de CV Class O (Ñ)	1,325,900	6,230
Grupo Financiero Inbursa SA Class O	488,354	1,282
Grupo Mexico SAB de CV	836,600	7,611
Grupo Modelo SAB de CV	404,936	1,889
Grupo Televisa SA - ADR (Ñ)	47,192	1,173
Telefonos de Mexico SAB de CV (Ñ)	4,319,600	7,900
Telefonos de Mexico SAB de CV Series L	122,700	4,487
Urbi Desarrollos Urbanos SA de CV (Æ)(Ñ)	1,371,200	5,297
Wal-Mart de Mexico SAB de CV	1,207,477	4,903
Wal-Mart de Mexico SAB de CV - ADR (Ñ)	65,000	2,626

		90,465

Netherlands - 0.5%
X 5 Retail Group NV - GDR (Æ)	221,963	8,019
Zentiva NV	30,700	1,648

		9,667

Nigeria - 0.1%
Guaranty Trust Bank - GDR (Æ)	181,400	2,046

Oman - 0.2%
Bank Muscat SAOG - GDR	209,490	3,352

Pakistan - 0.5%
Engro Chemical Pakistan, Ltd.	880,800	4,052
Fauji Fertilizer Co., Ltd.	1,804,822	3,696
ICI Pakistan, Ltd.	265,200	960
Oil & Gas Development Co., Ltd.	188,000	397
Pakistan Telecommunication Co., Ltd.	1,152,923	954

		10,059

Philippines - 0.6%
Banco de Oro-EPCI, Inc. (Æ)	712,300	1,035
Bank of the Philippine Islands	670,800	1,014
Megaworld Corp.	8,044,100	833
Philippine Long Distance Telephone Co.	84,100	5,772
Philippine Long Distance Telephone Co. - ADR	15,200	1,043
Universal Robina Corp.	2,009,000	684

		10,381

18	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Poland - 0.8%
Bank Pekao SA	15,400	1,647
KGHM Polska Miedz SA	179,470	9,730
Polski Koncern Naftowy Orlen (Æ)	76,600	1,773
TVN SA	189,186	1,893

		15,043

Russia - 6.2%
Bank VTB North-West	696,000	1,183
Comstar United Telesystems - GDR	166,800	2,043
Gazprom OAO - ADR (Ñ)	98,053	4,883
Gazprom OAO - ADR	218,600	10,925
Kalina	15,100	648
LUKOIL - ADR	275,772	25,210
Magnit OAO (Æ)	44,200	2,022
Magnitogorsk Iron & Steel Works - GDR (Å)	87,200	1,474
Magnitogorsk Iron & Steel Works - GDR	137,200	2,332
Mechel - ADR (Ñ)	33,600	2,827
MMC Norilsk Nickel	12,600	3,720
MMC Norilsk Nickel - ADR	60,133	18,942
Mobile Telesystems OJSC	196,500	2,708
Mobile Telesystems OJSC - ADR	61,684	5,120
NovaTek OAO - GDR (Å)	32,200	1,771
Open Investments (Æ)	4,900	1,352
Pharmstandard - GDR (Æ)	46,300	1,010
PIK Group - GDR (Æ)	129,300	3,530
RBC Information Systems (Æ)	135,259	1,238
Sberbank	2,345,500	10,153
Seventh Continent	101,500	2,659
Sistema-Hals - GDR (Æ)	87,300	852
TMK OAO - GDR (Ñ)	5,300	236
TMK OAO - GDR	5,300	237
TMK OAO Class T	109,400	1,203
Uralkali - GDR (Æ)	85,000	2,134
Vimpel-Communications - ADR	11,200	370
VTB Bank OJSC - GDR (Æ)(Å)	43,600	419
VTB Bank OJSC - GDR (Æ)	571,337	5,506

		116,707

Singapore - 0.3%
Jiutian Chemical Group, Ltd. (Ñ)	4,295,000	1,910
Straits Asia Resources, Ltd. (Ñ)	1,584,000	2,939
Yanlord Land Group, Ltd. (Ñ)	379,000	1,034

		5,883

	Principal Amount ($) or Shares	Market Value $
South Africa - 6.8%
ABSA Group, Ltd.	118,787	2,388
African Bank Investments, Ltd.	120,250	671
ArcelorMittal South Africa, Ltd.	35,835	813
Aveng, Ltd.	923,099	9,120
Barloworld, Ltd.	196,383	3,830
Bidvest Group, Ltd.	371,502	7,857
DataTec, Ltd.	270,000	1,584
Exxaro Resources, Ltd.	126,423	2,054
Foschini, Ltd.	136,800	1,122
Grindrod, Ltd.	669,329	2,609
Impala Platinum Holdings, Ltd.	264,320	9,982
Imperial Holdings, Ltd. (Æ)	85,100	1,737
Investec, Ltd.	79,600	1,006
Kumba Iron Ore, Ltd.	55,574	2,174
Massmart Holdings, Ltd.	149,983	1,887
Metropolitan Holdings, Ltd.	530,822	1,300
Mondi, Ltd.	155,123	1,579
Murray & Roberts Holdings, Ltd.	53,800	825
Naspers, Ltd. Class N	98,300	3,120
Network Healthcare Holdings, Ltd. (Æ)	1,253,000	2,541
Pick’n Pay Stores, Ltd.	153,554	863
Pretoria Portland Cement Co., Ltd.	604,604	4,419
Reunert, Ltd.	167,959	2,009
Sanlam, Ltd.	4,037,648	14,809
Sasol, Ltd.	429,844	22,227
Standard Bank Group, Ltd.	1,168,607	21,223
Steinhoff International Holdings, Ltd.	864,400	2,691
Wilson Bayly Holmes-Ovcon, Ltd.	49,780	1,006

		127,446

South Korea - 12.6%
Amorepacific Corp.	2,992	2,859
Asiana Airlines	66,494	752
Daelim Industrial Co.	17,765	3,916
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	95,450	6,121
Daum Communications Corp. (Æ)	14,464	1,321
Dongkuk Steel Mill Co., Ltd.	11,730	707
GS Engineering & Construction Corp.	3,498	739
GS Holdings Corp.	26,600	1,911
Hana Financial Group, Inc.	56,700	2,889
Hanjin Shipping Co., Ltd. (Ñ)	57,070	3,396
Hankook Tire Co., Ltd.	127,000	2,726
Hanwha Chem Corp.	179,600	5,369
Honam Petrochemical Corp.	62,105	9,501
Hynix Semiconductor, Inc. (Æ)	245,700	6,932
Hyosung Corp.	4,469	338

Emerging Markets Fund	19

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hyundai Development Co.	28,700	3,220
Hyundai Engineering & Construction Co., Ltd. (Æ)	26,501	2,716
Hyundai Heavy Industries	903	511
Hyundai Mipo Dockyard	4,520	2,023
Hyundai Mobis	50,550	5,137
Hyundai Motor Co. (Ñ)	79,470	6,320
Hyundai Steel Co.	46,140	4,667
Hyunjin Materials Co., Ltd. (Ñ)	31,469	2,087
Industrial Bank of Korea (Ñ)	270,560	5,569
KCC Corp. (Ñ)	10,138	7,534
Kookmin Bank	154,502	12,758
Kookmin Bank - ADR	32,100	2,622
Korea Electric Power Corp.	163,470	7,288
Korea Electric Power Corp. - ADR	3,900	87
Korea Investment Holdings Co., Ltd.	53,285	4,791
Korea Zinc Co., Ltd.	5,129	1,035
Korean Air Lines Co., Ltd.	27,576	2,462
KT Corp.	143,600	6,809
KT Corp. - ADR	30,440	716
LG Corp.	47,700	4,385
LG Household & Health Care, Ltd. (Ñ)	19,346	4,311
LG Petrochemical Co., Ltd. (Ñ)	74,880	4,395
LIG Non-Life Insurance Co., Ltd.	35,500	1,120
Lotte Shopping Co., Ltd.	3,395	1,597
NHN Corp. (Æ)	7,789	2,528
Poongsan Corp. (Ñ)	44,390	1,249
POSCO (Ñ)	14,698	10,732
S-Oil Corp. (Ñ)	58,812	5,396
S1 Corp.	6,970	466
Samsung Card Co. (Æ)(Ñ)	27,360	1,906
Samsung Corp.	15,902	1,482
Samsung Electro-Mechanics Co., Ltd. (Ñ)	35,135	2,351
Samsung Electronics Co., Ltd.	18,310	11,368
Samsung Electronics Co., Ltd. - GDR (Þ)	18,780	5,728
Samsung Electronics Co., Ltd. - GDR	6,959	1,643
Samsung Fire & Marine Insurance Co., Ltd.	39,060	10,841
Samsung Heavy Industries Co., Ltd.	24,911	1,512
Samsung SDI Co., Ltd. (Ñ)	11,656	941
Samsung Securities Co., Ltd. (Ñ)	20,830	2,613
Shinhan Financial Group Co., Ltd.	123,630	8,060
Shinsegae Co., Ltd.	2,284	1,796
SK Energy Co., Ltd. (Æ)	27,481	6,405
SK Holdings Co., Ltd.	7,052	2,123
SK Telecom Co., Ltd.	12,199	2,874

	Principal Amount ($) or Shares	Market Value $
SK Telecom Co., Ltd. - ADR	14,700	453
STX Pan Ocean Co., Ltd.	1,640,600	4,247
Taeyoung Engineering & Construction (Ñ)	27,911	353
Woori Finance Holdings Co., Ltd. (Ñ)	237,910	5,177

		235,881

Taiwan - 9.2%
Acer, Inc.	429,311	1,027
Advanced Semiconductor Engineering, Inc. - ADR (Ñ)	385,756	2,322
Advantech Co., Ltd.	636,526	1,737
Asia Cement Corp.	1,037,491	1,698
Asustek Computer, Inc.	934,000	3,340
AU Optronics Corp.	1,775,458	3,841
AU Optronics Corp. - ADR (Ñ)	130,984	2,846
Cathay Financial Holding Co., Ltd.	1,098,245	2,878
Cathay Financial Holding Co., Ltd. - GDR	53,500	1,338
China Steel Corp.	6,735,087	9,610
China Steel Corp. - GDR	24,660	710
China Steel Corp. - GDR (Ñ)	8,253	240
Chunghwa Telecom Co., Ltd. (Æ)	3,744,000	7,239
CMC Magnetics Corp. (Æ)	5,459,000	2,382
Compal Electronics, Inc.	2,181,746	2,805
D-Link Corp.	333,632	760
Delta Electronics, Inc.	1,495,492	6,092
Eternal Chemical Co., Ltd.	82,000	106
Evergreen Marine Corp. Taiwan, Ltd.	1,707,870	1,696
Far Eastern Textile Co., Ltd.	970,254	1,302
Formosa Chemicals & Fibre Corp.	2,352,000	6,411
Formosa Plastics Corp.	1,131,000	3,533
Foxconn Technology Co., Ltd.	237,935	2,915
High Tech Computer Corp.	216,710	4,501
HON HAI Precision Industry Co., Ltd.	1,264,850	9,720
King Yuan Electronics Co., Ltd.	2,419,064	1,624
Kinpo Electronics	339,660	136
Macronix International	2,027,100	1,332
MediaTek, Inc.	605,160	12,006
Micro-Star International Co., Ltd.	1,398,340	1,511
Nan Ya Plastics Corp.	1,852,710	5,594
Oriental Union Chemical Corp.	192,780	274
Phoenixtec Power Co., Ltd.	326,629	340
POU Chen Corp.	1,336,024	1,284
Powerchip Semiconductor Corp.	10,293,307	4,797
Powertech Technology, Inc.	465,750	1,909
Quanta Computer, Inc.	274,084	463
Realtek Semiconductor Corp.	173,250	672

20	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ritek Corp. (Æ)	2,653,161	798
Siliconware Precision Industries Co.	1,589,293	3,431
Siliconware Precision Industries Co. - ADR (Ñ)	158,200	1,832
Synnex Technology International Corp.	1,023,000	3,465
Taiwan Cement Corp.	2,234,480	3,871
Taiwan Mobile Co., Ltd.	2,204,520	2,976
Taiwan Semiconductor Manufacturing Co., Ltd.	10,640,306	21,234
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	216,978	2,311
Teco Electric and Machinery Co., Ltd.	1,415,000	791
U-Ming Marine Transport Corp.	715,000	2,386
Uni-President Enterprises Corp.	1,965,240	2,863
United Microelectronics Corp.	7,938,812	5,269
Vanguard International Semiconductor Corp.	846,426	730
Walsin Lihwa Corp.	451,000	247
Wistron Corp.	1,650,765	3,356
Wistron Corp. - GDR	36,142	723
Yieh Phui Enterprise	831,652	357
Yuanta Financial Holding Co., Ltd. (Æ)	2,614,135	1,947

		171,578

Thailand - 2.5%
Airports of Thailand PCL	1,029,900	1,849
Aromatics Thailand PCL	311,200	649
Bank of Ayudhya PCL	77,800	68
Bank of Ayudhya PCL NVDR	1,946,600	1,676
Banpu PCL	49,300	649
Charoen Pokphand Foods PCL	1,099,500	162
Electricity Generating PCL	167,100	583
Glow Energy PCL	942,500	984
Hana Microelectronics PCL	623,500	459
IRPC PCL	1,627,700	324
Precious Shipping PCL	1,054,000	951
PTT Chemical PCL	1,130,432	4,557
PTT Exploration & Production PCL	726,200	3,462
PTT PCL	810,500	10,016
Ratchaburi Electricity Generating Holding PCL	270,600	399
Rayong Refinery PCL	5,804,000	4,324
Regional Container Lines PCL	962,600	843
Siam Cement PCL	120,100	930
Siam City Bank PCL	178,400	92
Siam Commercial Bank PCL	2,340,200	6,507
Thai Airways International PCL	442,800	515

	Principal Amount ($) or Shares	Market Value $
Thai Beverage PCL	17,363,430	3,141
Thai Oil PCL	725,200	2,048
Thoresen Thai Agencies PCL	539,600	979

		46,167

Turkey - 3.0%
Akcansa Cimento AS	75,895	556
Anadolu Efes Biracilik Ve Malt Sanayii AS	443,095	5,417
Asya Katilim Bankasi AS (Æ)	286,200	2,439
BIM Birlesik Magazalar AS	17,100	1,411
Cimsa Cimento Sanayi VE Tica	263,875	2,257
Dogan Sirketler Grubu Holdings (Æ)	2,341,900	5,180
Eregli Demir ve Celik Fabrikalari TAS	873,570	8,513
Ford Otomotiv Sanayi AS	158,997	1,875
Haci Omer Sabanci Holding AS	413,100	2,839
Ihlas Holding (Æ)	1,899,716	1,881
Migros Turk TAS (Ñ)	163,423	2,864
Trakya Cam Sanayi AS	453,212	1,182
Tupras Turkiye Petrol Rafine	241,718	6,882
Turk Hava Yollari (Æ)(Ñ)	132,113	943
Turk Sise ve Cam Fabrikalari AS	100,353	222
Turkiye Garanti Bankasi AS	163,100	1,511
Turkiye Is Bankasi Class C (Ñ)	640,199	4,407
Vestel Elektronik Sanayi (Æ)(Ñ)	402,003	1,192
Yapi ve Kredi Bankasi AS (Æ)	1,041,686	4,086

		55,657

United Kingdom - 1.3%
Anglo American PLC	113,626	7,862
Antofagasta PLC	151,000	2,642
Hikma Pharmaceuticals PLC	222,600	2,316
Kazakhmys PLC	40,900	1,256
SABMiller PLC	88,700	2,649
Tullow Oil PLC	500,600	6,665

		23,390

United States - 1.2%
Central European Distribution Corp. (Æ)(Ñ)	82,200	4,371
CTC Media, Inc. (Æ)(Ñ)	61,300	1,538
Golden Telecom, Inc.	21,900	2,266
NII Holdings, Inc. (Æ)(Ñ)	28,000	1,624
Southern Copper Corp. (Ñ)	92,377	12,905

		22,704

Emerging Markets Fund	21

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Venezuela - 0.0%
Siderurgica Venezolana Sivensa SACA	1,306,495	137

Zimbabwe - 0.0%
Delta Corp., Ltd. (ß)	1,323,859	324

Total Common Stocks
(cost $992,772)		1,708,191

Preferred Stocks - 6.1%
Brazil - 5.0%
Aracruz Celulose SA	347,000	2,657
Banco Bradesco SA (Æ)	109,874	3,758
Banco Itau Holding Financeira SA	222,520	6,352
Brasil Telecom Participacoes SA	296,400	4,434
Centrais Eletricas Brasileiras SA (Æ)	660,769	9,977
Cia de Tecidos do Norte de Minas - Coteminas	166,794	1,320
Cia Energetica de Minas Gerais	77,700	1,666
Cia Paranaense de Energia	204,200	3,397
Duratex SA (Æ)	57,800	1,954
Gerdau SA	19,400	605
Investimentos Itau SA	198,743	1,510
Lojas Americanas SA (Æ)	77,000	903
Petroleo Brasileiro SA	591,100	24,598
Tam SA	43,300	1,278
Tele Norte Leste Participacoes SA	315,000	6,916
Usinas Siderurgicas de Minas Gerais SA	275,400	21,642
Votorantim Celulose e Papel SA (Æ)	49,000	1,556

		94,523

Chile - 0.1%
Embotelladora Andina SA
Class A	13,200	40
Class B	318,000	1,065

		1,105

Colombia - 0.0%
BanColombia SA	7,200	66

Russia - 0.3%
Transneft	1,330	2,602
URSA Bank	1,518,300	2,884

		5,486

		Principal Amount ($) or Shares	Market Value $
South Korea - 0.7%
Hyundai Motor Co.		14,440	554
Samsung Electronics Co., Ltd. (Ñ)		26,806	12,877

			13,431

Total Preferred Stocks
(cost $68,358)			114,611

Warrants & Rights - 0.4%
Netherlands Antilles - 0.1%
Yes Bank, Ltd. (Æ) 2010 Warrants		277,454	1,536

Singapore - 0.0%
Jiutian Chemical Group, Ltd.(Æ) 2010 Warrants		859,000	140

United States - 0.3%
Everlight Electronics Co., Ltd. (Æ)(Þ) 2012 Warrants		349,034	1,516
Far Eastern Textile Co., Ltd. (Æ)(Þ) 2012 Warrants		1,032,279	1,356
HON HAI Precision Industry Co., Ltd. (Æ)(Þ) 2012 Warrants		195,836	1,479
JSW Steel, Ltd. (Æ) 2010 Warrants		95,946	2,330

			6,681

Total Warrants & Rights
(cost $7,424)			8,357

		Notional Amount
Options Purchased - 0.2%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures Dec 2007 62,660.00 Call (120)	BRL	4,402	239
Dec 2007 62,885.00 Call (70)	BRL	7,519	130

			369

22	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

		Notional Amount	Market Value $

South Korea - 0.2%
Kospi 200 Index Futures Dec 2007 198.26 Call (88)	KRW	8,723,550	3,592

Total Options Purchased
(cost $2,145)			3,961

		Principal Amount ($) or Shares
Short-Term Investments - 1.3%
United States - 1.3%
Russell Investment Company Money Market Fund		19,557,000	19,557
United States Treasury Bills (ç)(ž)(§) 3.734% due 12/27/07		4,700	4,673

Total Short-Term Investments
(cost $24,230)			24,230

Other Securities - 7.3%
Russell Investment Company Money Market Fund (×)		31,180,156	31,180
State Street Securities Lending Quality Trust (×)		106,109,654	106,110

Total Other Securities
(cost $137,290)			137,290

Total Investments - 106.6%
(identified cost $1,232,219)			1,996,640

Other Assets and Liabilities, Net - (6.6%)			(124,092)

Net Assets - 100.0%			1,872,548

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	23

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,008	BRL	2,000	12/19/07	141
USD	1,011	BRL	2,000	12/19/07	137
USD	1,212	BRL	2,400	12/19/07	166
USD	1,508	BRL	3,000	12/19/07	215
USD	8,652	BRL	17,100	12/19/07	1,167
USD	1,301	CZK	24,285	11/01/07	5
USD	189	HKD	1,466	11/01/07	—
USD	194	HKD	1,503	11/06/07	—
USD	7	IDR	61,620	11/02/07	—
USD	8	IDR	71,261	11/05/07	—
USD	21	ILS	82	11/01/07	—
USD	537	KRW	500,000	12/20/07	20
USD	537	KRW	500,000	12/20/07	19
USD	752	KRW	700,000	12/20/07	27
USD	858	KRW	800,000	12/20/07	32
USD	2,465	KRW	2,300,000	12/20/07	94
USD	9,021	KRW	8,400,000	12/20/07	324
USD	12,656	KRW	11,800,000	12/20/07	471
USD	2	MXN	24	11/01/07	—
USD	10	MXN	108	11/01/07	—
USD	90	MXN	1,000	12/19/07	4
USD	269	MXN	3,000	12/19/07	11
USD	361	MXN	4,000	12/19/07	13
USD	522	MXN	5,800	12/19/07	20
USD	1,080	MXN	12,000	12/19/07	41
USD	2,627	MXN	29,200	12/19/07	100
USD	4,499	MXN	50,000	12/19/07	172
USD	21	MYR	69	11/01/07	—
USD	21	MYR	69	11/02/07	—
USD	236	ZAR	1,544	11/02/07	2
USD	211	ZAR	1,381	11/05/07	2
USD	110	ZAR	800	12/19/07	12
USD	685	ZAR	5,000	12/19/07	78
USD	828	ZAR	6,000	12/19/07	88
USD	959	ZAR	7,000	12/19/07	109
USD	3,557	ZAR	25,900	12/19/07	396
USD	3,667	ZAR	26,742	12/19/07	414
USD	4,276	ZAR	31,200	12/19/07	486
USD	7,356	ZAR	53,700	12/19/07	840
BRL	9	USD	5	11/01/07	—
BRL	162	USD	93	11/06/07	—
BRL	1,000	USD	545	12/19/07	(29)
BRL	1,000	USD	550	12/19/07	(24)
BRL	1,000	USD	565	12/19/07	(9)
BRL	3,000	USD	1,518	12/19/07	(205)
BRL	3,000	USD	1,627	12/19/07	(96)
BRL	5,500	USD	2,767	12/19/07	(392)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
IDR	1,105,648	USD	121	11/01/07	—
KRW	100,000	USD	107	12/20/07	(4)
KRW	300,000	USD	322	12/20/07	(12)
KRW	1,000,000	USD	1,071	12/20/07	(41)
KRW	1,000,000	USD	1,088	12/20/07	(25)
KRW	1,000,000	USD	1,104	12/20/07	(8)
KRW	5,000,000	USD	5,481	12/20/07	(81)
KRW	9,100,000	USD	9,757	12/20/07	(367)
MXN	1,195	USD	111	11/01/07	(1)
MXN	6,633	USD	620	11/05/07	(2)
MXN	2,000	USD	184	12/19/07	(3)
MXN	3,000	USD	276	12/19/07	(5)
MXN	3,500	USD	318	12/19/07	(9)
MXN	4,000	USD	371	12/19/07	(2)
MXN	4,000	USD	374	12/19/07	—
MXN	5,000	USD	459	12/19/07	(8)
MXN	8,500	USD	776	12/19/07	(18)
MXN	22,000	USD	1,980	12/19/07	(75)
MXN	29,000	USD	2,610	12/19/07	(99)
MYR	136	USD	40	11/01/07	—
PHP	1,182	USD	27	11/06/07	—
PHP	3,289	USD	75	11/06/07	—
PHP	14,832	USD	338	11/06/07	(2)
PHP	15,440	USD	352	11/06/07	(2)
PHP	3,270	USD	75	11/07/07	—
THB	37,413	USD	1,097	11/02/07	(4)
ZAR	86	USD	13	11/01/07	—
ZAR	109	USD	19	11/01/07	2
ZAR	769	USD	117	11/01/07	(2)
ZAR	1,009	USD	154	11/01/07	(1)
ZAR	1,920	USD	293	11/05/07	(2)
ZAR	196	USD	30	11/06/07	—
ZAR	1,900	USD	269	12/19/07	(21)
ZAR	2,000	USD	304	12/19/07	(1)
ZAR	4,000	USD	577	12/19/07	(33)
ZAR	4,000	USD	595	12/19/07	(15)
ZAR	4,000	USD	604	12/19/07	(6)
ZAR	4,000	USD	610	12/19/07	—
ZAR	13,000	USD	1,782	12/19/07	(202)
ZAR	17,742	USD	2,435	12/19/07	(273)
ZAR	18,100	USD	2,583	12/19/07	(180)
ZAR	55,600	USD	7,622	12/19/07	(864)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					2,485

See accompanying notes which are an integral part of the financial statements.

24	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)		Notional Amount	Unrealized Appreciation (Depreciation) $

Long Positions
Hang Seng Index (Hong Kong) expiration date 11/07 (30)	HKD	46,904	198
H-Shares Index (Hong Kong) expiration date 11/07 (46)	HKD	45,988	82
Mexican Bolsa Index expiration date 12/07 (100)	MXN	31,682	22
JSE-40 Index (South Africa) expiration date 12/07 (150)	ZAR	43,317	541
MSCI Taiwan Index expiration date 11/07 (238)	USD	9,123	136

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			979

Options Written (Number of Contracts)		Notional Amount	Market Value $
Brazil - 0.1%
Bovespa Index Futures
Dec 2007 62,885.00 Put (70)	BRL	4,402	(12)
Dec 2007 62,660.00 Put (120)	BRL	7,519	(21)

South Korea - 0.3%
Kospi 200 Index Futures
Dec 2007 198.26 Put (88)	KRW	8,723,550	(488)

Total Liability for Options Written (premiums received $501)			(521)

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	25

Russell Investment Company

Emerging Markets Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	4.5	83,888
Consumer Discretionary	3.7	69,106
Consumer Staples	3.9	72,811
Financial Services	20.0	374,760
Health Care	0.9	16,467
Integrated Oils	7.5	140,726
Materials and Processing	24.0	449,046
Miscellaneous	3.4	63,312
Other Energy	4.5	84,384
Producer Durables	3.1	58,669
Technology	9.0	167,168
Utilities	12.9	242,465
Warrants & Rights	0.4	8,357
Options Purchased	0.2	3,961
Short-Term Investments	1.3	24,230
Other Securities	7.3	137,290

Total Investments	106.6	1,996,640
Other Assets and Liabilities, Net	(6.6)	(124,092)

Net Assets	100.0	1,872,548

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	6.9	129,816
Asia	45.9	860,205
Europe	14.4	269,616
Latin America	22.7	426,089
Middle East	4.9	91,638
Netherlands Antilles	0.1	1,536
Other Regions	3.1	57,060
United Kingdom	1.3	23,390
Other Securities	7.3	137,290

Total Investments	106.6	1,996,640
Other Assets and Liabilities, Net	(6.6)	(124,092)

Net Assets	100.0	1,872,548

See accompanying notes which are an integral part of the financial statements.

26	Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bahrain	0.1
Bermuda	1.6
Brazil	8.8
Canada	0.2
Cayman Islands	1.6
Chile	0.5
China	5.2
Colombia	0.3
Cyprus	—	*
Czech Republic	0.6
Egypt	1.9
Greece	—	*
Hong Kong	3.0
Hungary	0.4
India	6.6
Indonesia	2.0
Israel	2.7
Kazakhstan	0.1
Lebanon	—	*
Luxembourg	2.6
Malaysia	2.5
Mexico	4.8
Netherlands	0.5
Nigeria	0.1
Oman	0.2
Pakistan	0.5
Philippines	0.6
Poland	0.8
Russia	6.2
Singapore	0.3
South Africa	6.8
South Korea	12.6
Taiwan	9.2
Thailand	2.5
Turkey	3.0
United Kingdom	1.3
United States	1.2
Venezuela	—	*
Zimbabwe	—	*
Preferred Stock	6.1
Warrants & Rights	0.4
Options Purchased	0.2
Short-Term Investments	1.3
Other Securities	7.3

Total Investments	106.6
Other Assets and Liabilities Net	(6.6)

	100.0

	% of Net Assets
Futures Contracts	0.1
Foreign Currency Exchange Contracts	0.1
Options Written	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	27

Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Real Estate Securities Fund - Class S
	Total Return
1 Year	1.59%
5 Years	24.19	%§
10 Years	13.56	%§

Real Estate Securities Fund - Class E ‡
	Total Return
1 Year	1.33%
5 Years	23.88	%§
10 Years	13.25	%§

Real Estate Securities Fund - Class C ‡‡
	Total Return
1 Year	0.57%
5 Years	22.96	%§
10 Years	12.52	%§

Real Estate Securities Fund - Class A ‡‡‡
	Total Return
1 Year	-4.52%
5 Years	22.41	%§
10 Years	12.58	%§

FTSE NAREIT Equity REITs Index **
	Total Return
1 Year	0.57%
5 Years	23.00	%§
10 Years	12.62	%§

28	Real Estate Securities Fund

Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Real Estate Securities Fund Class A, Class C, Class E and Class S Shares gained 1.29%, 0.57%, 1.33% and 1.59%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which gained 0.57% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ending October 31, 2007, the Lipper® Real Estate Funds Average returned 2.28%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund to benefit from property sectors with the strongest supply and demand fundamentals. The largest overweight positions were in the regional malls and office sectors. The market favored the more defensive sectors, including industrial, health care and specialty. As discussed below, sector positioning was a negative contributor to the Fund’s performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the fiscal year, this positioning generally benefited the Fund during periods when the REIT market was rising, but detracted during periods when the market was declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Mergers and acquisitions activity was a positive contributor to the Fund’s performance. The Fund maintained overweight positions in two companies that were acquisition targets: Hilton
Hotels Corporation and Archstone-Smith Trust. Both companies were acquired by private market investors at significant premiums to their share prices.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW underperformed the benchmark during the fiscal year due primarily to adverse sector selection. The primary detractors were an overweight position in the underperforming office sector and underweight positions in the outperforming health care and specialty sectors. Stock selection was a positive contributor to performance, particularly in the lodging/resorts and regional malls sectors.

INVESCO Institutional (N.A.) maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection. Stock selection was strongest in the office, lodging/resorts and apartments sectors. Sector selection had a neutral impact on overall performance.

RREEF America L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from stock selection. Stock selection was strongest in the shopping centers, apartments, office, regional malls, specialty and industrial sectors. Sector selection had a slight negative impact on overall performance, driven by an underweight in the outperforming specialty sector.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the shopping centers, regional malls, apartments, specialty and health care sectors. Sector selection detracted from performance, driven primarily by underweight positions in the outperforming specialty and health care sectors.

Cohen & Steers Capital Management Inc. was added to the Fund in May 2007 and manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation

Real Estate Securities Fund	29

Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

metric. From its hire through the end of the fiscal year, their global portfolio had a positive impact on Fund performance. Investments in the Asia Pacific region, particularly in Hong Kong, had a positive contribution, but this was partially offset by investments in the underperforming United Kingdom and Continental European markets.

Describe any changes to the Fund’s structure or the money manager line-up.

Cohen & Steers was added to the manager line-up in May 2007 at a 10% target weight to implement a global strategy for the Fund. The global strategy is intended to provide diversification benefits and the potential to participate in the evolving non-U.S. REIT market. The non-U.S. REIT market continues to grow as more countries adopt REIT structures.

Money Managers as of October 31, 2007	Styles
AEW Management and Advisors, L.P.	Value
Cohen & Steers Capital Management, Inc.	Global Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

‡	The returns shown for Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to February 28, 2007. The returns shown for the Fund’s Class E Shares from November 1, 1997 to May 17, 1998 reflect the deduction of the Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	Real Estate Securities Fund

Russell Investment Company

Real Estate Securities Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$949.10	$1,018.50
Expenses Paid During Period*	$6.53	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$946.00	$1,014.67
Expenses Paid During Period*	$10.25	$10.61

*	Expenses are equal to the Fund’s annualized expense ratio of 2.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$949.70	$1,018.45
Expenses Paid During Period*	$6.59	$6.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Securities Fund	31

Russell Investment Company

Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$950.90	$1,019.76
Expenses Paid During Period*	$5.31	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	Real Estate Securities Fund

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.9%
Apartments - 13.6%
Apartment Investment & Management Co. Class A (ö)(Ñ)	568,550	26,568
AvalonBay Communities, Inc. (ö)(Ñ)	770,033	94,445
BRE Properties, Inc. Class A (ö)(Ñ)	620,076	33,980
Camden Property Trust (ö)(Ñ)	616,100	38,414
Deutsche Wohnen AG	272	12
Equity Residential (ö)(Ñ)	1,494,117	62,424
Essex Property Trust, Inc. (ö)(Ñ)	264,750	32,678
Home Properties, Inc. (ö)	44,500	2,288
Mid-America Apartment Communities, Inc. (ö)	129,800	6,750
New City Residence Investment Corp. Class A (ö)	38	178
Post Properties, Inc. (ö)	147,300	6,039
UDR, Inc. (ö)(Ñ)	318,074	7,551

		311,327

Diversified - 10.3%
British Land Co. PLC (ö)	228,330	5,168
CA Immobilien Anlagen AG (Æ)	38,231	1,034
Castellum AB	176,894	2,251
Cheung Kong Holdings, Ltd.	32,365	636
Eurocastle Investment, Ltd.	20,882	667
Fonciere Des Regions	7,337	1,073
Forest City Enterprises, Inc. Class A (Ñ)	56,971	3,243
GPT Group (Ñ)	708,744	3,080
Great Eagle Holdings, Ltd. (Ñ)	906,000	3,811
Heiwa Real Estate Co., Ltd. (Ñ)	153,000	1,092
Helical Bar PLC	123,300	1,135
Henderson Land Development Co., Ltd. (Ñ)	489,132	4,385
Hysan Development Co., Ltd.	794,000	2,399
iStar Financial, Inc. (ö)(Ñ)	208,900	6,374
IVG Immobilien AG	8,711	396
Kenedix Realty Investment Corp. Class A (ö)(Ñ)	160	1,106
Kerry Properties, Ltd. (Ñ)	136,000	1,184
Land Securities Group PLC (ö)	312,324	10,716
Mirvac Group	248,278	1,352
Mitsubishi Estate Co., Ltd.	354,000	10,577
Mitsui Fudosan Co., Ltd.	369,000	10,188
New World China Land, Ltd. (Ñ)	1,027,000	1,207
Sino Land Co.	864,257	2,710
Sino-Ocean Land Holdings, Ltd. (Æ)	169	—

	Principal Amount ($) or Shares	Market Value $
Sponda OYJ	73,658	1,013
Stockland	202,140	1,697
Sun Hung Kai Properties, Ltd.	212,232	4,056
Unibail-Rodamco	38,618	9,627
Vornado Realty Trust (ö)(Ñ)	1,161,469	129,759
Washington Real Estate Investment Trust (ö)(Ñ)	291,600	10,270
Wharf Holdings, Ltd.	585,540	3,545

		235,751

Free Standing Retail - 0.2%
Realty Income Corp. (ö)	140,000	4,136

Health Care - 6.2%
HCP, Inc. (ö)(Ñ)	826,400	28,131
Health Care REIT, Inc. (ö)(Ñ)	456,700	20,227
Healthcare Realty Trust, Inc. (ö)(Ñ)	150,000	3,966
LTC Properties, Inc. (ö)	160,450	4,066
Nationwide Health Properties, Inc. (ö)	938,150	29,289
Omega Healthcare Investors, Inc. (ö)(Ñ)	417,400	6,983
Senior Housing Properties Trust (ö)(Ñ)	255,600	5,730
Ventas, Inc. (ö)	988,500	42,397

		140,789

Industrial - 7.2%
AMB Property Corp. (ö)	604,850	39,527
DCT Industrial Trust, Inc. (ö)(Ñ)	1,000,000	10,730
First Potomac Realty Trust (ö)(Ñ)	236,500	4,943
Goodman Group (Ñ)	207,931	1,350
Prologis (ö)	1,506,560	108,080

		164,630

Lodging/Resorts - 7.7%
Ashford Hospitality Trust, Inc. (ö)(Ñ)	450,900	4,437
DiamondRock Hospitality Co. (ö)	77,500	1,485
FelCor Lodging Trust, Inc. (ö)(Ñ)	343,000	7,182
Hospitality Properties Trust (ö)	68,000	2,693
Host Hotels & Resorts, Inc. (ö)(Ñ)	4,503,604	99,800
LaSalle Hotel Properties (ö)(Ñ)	465,659	19,241
Shangri-La Asia, Ltd.	671,082	2,148
Starwood Hotels & Resorts Worldwide, Inc. (ö)	708,696	40,296

		177,282

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)	195,550	9,825

Real Estate Securities Fund	33

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mixed Industrial/Office - 1.2%
Liberty Property Trust (ö)	512,380	19,276
PS Business Parks, Inc. (ö)	100,800	5,876
Segro PLC (ö)	316,302	3,082

		28,234

Office - 15.4%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	196,100	20,226
Alstria Office AG (Æ)(ö)	44,615	789
Beni Stabili SpA (Ñ)	1,496,648	1,898
BioMed Realty Trust, Inc. (ö)	612,945	14,643
Boston Properties, Inc. (ö)	797,445	86,395
Brandywine Realty Trust (ö)(Ñ)	826,021	21,369
Brookfield Properties Corp.	812,977	20,300
CapitaCommercial Trust (Æ)(ö)(Ñ)	766,000	1,435
Commonwealth Property Office Fund	1,207,378	1,788
Corporate Office Properties Trust (ö)(Ñ)	200,000	8,266
DA Office Investment Corp. Class A (ö)	137	902
Derwent London PLC (ö)	194,266	6,745
Douglas Emmett, Inc. (ö)(Ñ)	1,130,300	29,738
Great Portland Estates PLC (ö)	264,219	3,152
Highwoods Properties, Inc. (ö)(Ñ)	160,900	5,786
Hongkong Land Holdings, Ltd. (Ñ)	1,170,000	5,867
HRPT Properties Trust (ö)(Ñ)	680,000	6,385
Kilroy Realty Corp. (ö)(Ñ)	285,745	18,585
Mack-Cali Realty Corp. (ö)(Ñ)	279,800	11,077
Maguire Properties, Inc. (ö)	43,667	1,190
Nomura Real Estate Office Fund, Inc. Class A (ö)(Ñ)	117	1,179
Norwegian Property ASA	107,723	1,346
Parkway Properties, Inc. (ö)(Ñ)	45,500	1,957
SL Green Realty Corp. (ö)	638,510	77,043
Societe Immobiliere de Location pour l’Industrie et le Commerce	6,217	964
Tishman Speyer Office Fund (Ñ)	512,013	1,047
Tokyo Tatemono Co., Ltd.	85,000	1,090

		351,162

Regional Malls - 16.7%
Aeon Mall Co., Ltd. (Ñ)	86,400	2,239
CBL & Associates Properties, Inc. (ö)(Ñ)	228,300	7,559

	Principal Amount ($) or Shares	Market Value $
CFS Retail Property Trust (Ñ)	772,890	1,775
General Growth Properties, Inc. (ö)(Ñ)	1,422,982	77,353
Macerich Co. (The) (ö)(Ñ)	796,369	68,257
Simon Property Group, Inc. (ö)(Ñ)	1,817,615	189,232
Taubman Centers, Inc. (ö)	563,056	33,147
Westfield Group	114,449	2,340

		381,902

Self Storage - 4.1%
Extra Space Storage, Inc. (ö)(Ñ)	379,200	5,961
Public Storage, Inc. (ö)(Ñ)	1,074,575	87,008

		92,969

Shopping Centers - 10.7%
Cedar Shopping Centers, Inc. (ö)(Ñ)	233,300	2,998
Citycon OYJ	176,776	1,152
Corio NV	14,600	1,284
Developers Diversified Realty Corp. (ö)	948,246	47,792
Federal Realty Investors Trust (ö)(Ñ)	850,700	75,049
Hammerson PLC (ö)	140,771	3,267
Kimco Realty Corp. (ö)(Ñ)	723,700	30,048
Kite Realty Group Trust (ö)(Ñ)	374,800	6,791
Regency Centers Corp. (ö)	814,450	58,217
Saul Centers, Inc. (ö)	75,850	4,158
Tanger Factory Outlet Centers (ö)(Ñ)	304,500	12,825

		243,581

Specialty - 2.2%
Digital Realty Trust, Inc. (ö)(Ñ)	734,200	32,297
DuPont Fabros Technology, Inc. (Æ)(ö)	224,400	4,820
Entertainment Properties Trust (ö)(Ñ)	69,500	3,814
Plum Creek Timber Co., Inc. (ö)(Ñ)	195,100	8,715

		49,646

Total Common Stocks
(cost $1,601,541)		2,191,234

Short-Term Investments - 4.2%
Russell Investment Company Money Market Fund	95,941,000	95,941

Total Short-Term Investments (cost $95,941)		95,941

34	Real Estate Securities Fund

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Other Securities - 12.2%
Russell Investment Company Money Market Fund (×)	58,533,718	58,534
State Street Securities Lending Quality Trust (×)	219,867,383	219,867

Total Other Securities
(cost $278,401)		278,401

Total Investments - 112.3%
(identified cost $1,975,883)		2,565,576

Other Assets and Liabilities, Net - (12.3%)		(280,862)

Net Assets - 100.0%		2,284,714

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	35

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	10	EUR	7	11/02/07	—
USD	6	HKD	48	11/01/07	—
USD	13	HKD	97	11/01/07	—
USD	11	JPY	1,300	11/01/07	—
HKD	429	USD	55	11/01/07	—
HKD	1,133	USD	146	11/01/07	—
JPY	1,057	USD	9	11/01/07	—
JPY	1,067	USD	9	11/02/07	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					—

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Apartments	13.6
Diversified	10.3
Free Standing Retail	0.2
Health Care	6.2
Industrial	7.2
Lodging/Resorts	7.7
Manufactured Homes	0.4
Mixed Industrial/Office	1.2
Office	15.4
Regional Malls	16.7
Self Storage	4.1
Shopping Center	10.7
Specialty	2.2
Short-Term Investments	4.2
Other Securities	12.2

Total Investments	112.3
Other Assets and Liabilities, Net	(12.3)

	100.0

Foreign Currency Exchange Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

36	Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Short Duration Bond Fund - Class S
	Total Return
1 Year	4.99%
5 Years	2.87	%§
10 Years	4.51	%§

Short Duration Bond Fund - Class E ‡
	Total Return
1 Year	4.72%
5 Years	2.61	%§
10 Years	4.28	%§

Short Duration Bond Fund - Class C ‡‡
	Total Return
1 Year	3.98%
5 Years	1.85	%§
10 Years	3.62	%§

Short Duration Bond Fund - Class A ‡‡‡
	Total Return
1 Year	0.75%
5 Years	1.82%	§
10 Years	3.88%	§

Merrill Lynch U.S. Treasuries 1-3 Year Index **
	Total Return
1 Year	5.78%
5 Years	2.85%	§
10 Years	4.64%	§

38	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Short Duration Bond Fund Class A, Class C, Class E and Class S Shares gained 4.68%, 3.98%, 4.72% and 4.99%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 5.78% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class A Shares commenced operations on March 1, 2007. The returns shown for Class A Shares prior to March 1, 2007 are the returns of Class E Shares.

For the year ended October 31, 2007, the Lipper® Short Investment Grade Debt Funds Average returned 4.09%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper Short Intermediate Investment Grade Debt Funds Average.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase; therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Given investor’s flight to the relative safety of U.S. Treasures, it was difficult for the Fund’s money managers to generate return outside of Treasury sector. The performance of all the money managers suffered from an allocation to corporate, mortgage-backed, and asset-backed securities. The performance of these holdings was negatively impacted by the market’s requirement of higher compensation on relatively riskier assets. This requirement led to a lower mark-to-market price of the holdings.

Pacific Investment Management Company LLC (“PIMCO”) was the only manager to generate positive excess return over the period. The majority of its positive return was driven by its investments related to yield curve movements. Merganser Capital Management, L.P. generated the weakest performance largely driven by exposure to mortgage-backed and asset-backed investments.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2007	Styles
Merganser Capital Management, L.P.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary
STW Fixed Income Management	Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Short Duration Bond Fund	39

Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

*	Assumes initial investment on November 1, 1997.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to February 17, 1999 and the returns of the Fund’s Class E Shares from February 18, 1999 to March 2, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to February 17, 1999 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, returns for that period would have been lower. The returns shown for Class A Shares are the returns of the Fund’s Class E Shares from February 18, 1999 to February 28, 2007. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,025.50	$1,020.57
Expenses Paid During Period*	$4.70	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,021.70	$1,016.74
Expenses Paid During Period*	$8.56	$8.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,025.50	$1,020.47
Expenses Paid During Period*	$4.80	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Short Duration Bond Fund	41

Russell Investment Company

Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,026.30	$1,021.68
Expenses Paid During Period*	$3.58	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 81.6%
Asset-Backed Securities - 22.5%
AmeriCredit Automobile Receivables Trust
Series 2005-AX Class A3
3.630% due 01/06/10	204	204
Argent Securities, Inc. (Ê)
Series 2006-M2 Class A2A
4.923% due 09/25/36	241	239
Asset Backed Securities Corp. Home Equity (Ê)
Series 2002-HE1 Class M1
6.741% due 03/15/32	751	749
Series 2004-HE6 Class A1
5.148% due 09/25/34	160	156
Atlantic City Electric Transition Funding LLC
Series 2003-1 Class A2
4.460% due 10/20/16	1,525	1,500
Bank One Issuance Trust
Series 2003-A9 Class A9
3.860% due 06/15/11	1,000	991
Series 2004-B2 Class B2
4.370% due 04/15/12	2,000	1,977
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2004-BO1 Class 1A1
5.073% due 09/25/34	59	59
Series 2007-HE7 Class 1A1
5.873% due 08/25/37	700	697
Cabela’s Master Credit Card Trust (Þ)
Series 2006-3A Class A1
5.260% due 10/15/14	1,000	1,012
California Infrastructure PG&E-1
Series 1997-1 Class A8
6.480% due 12/26/09	337	337
California Infrastructure SCE-1
Series 1997-1 Class A7
6.420% due 12/26/09	464	465
Capital Auto Receivables Asset Trust
Series 2005-1 Class A4
4.050% due 07/15/09	542	541
Series 2006-1 Class A3
5.030% due 10/15/09	1,045	1,045
Capital One Auto Finance Trust
Series 2005-BSS Class A3
4.080% due 11/15/09	319	319

	Principal Amount ($) or Shares	Market Value $
Capital One Multi-Asset Execution Trust
Series 2003-A4 Class A4
3.650% due 07/15/11	1,825	1,806
Series 2005-A2 Class A2
4.050% due 02/15/11	1,215	1,210
Series 2005-A8 Class A
4.400% due 08/15/11	1,500	1,494
Capital One Prime Auto Receivables Trust
Series 2004-3 Class A4
3.690% due 06/15/10	947	938
Series 2004-3 Class B
3.860% due 08/15/11	1,500	1,486
Carmax Auto Owner Trust
Series 2005-2 Class A4
4.340% due 09/15/10	2,000	1,987
Caterpillar Financial Asset Trust
Series 2006-A Class A3
5.570% due 05/25/10	1,000	1,005
Centex Home Equity
Series 2003-C Class AF4
4.960% due 04/25/32	136	135
Chase Issuance Trust
Series 2005-A10 Class A10
4.650% due 12/17/12	3,905	3,886
Chase Manhattan Auto Owner Trust
Series 2004-A Class A4
2.830% due 09/15/10	414	411
Series 2005-A Class CTFS
4.040% due 04/15/11	587	584
Series 2006-A Class A3
5.340% due 07/15/10	1,765	1,770
CIT Equipment Collateral
Series 2006-VT1 Class A4
5.160% due 02/20/13	1,250	1,252
CIT Marine Trust
Series 1999-A Class A4
6.250% due 11/15/19	427	427
CIT RV Trust
Series 1998-A Class A5
6.120% due 11/15/13	78	78
Citibank Credit Card Issuance Trust
Series 2003-A6 Class A6
2.900% due 05/17/10	1,305	1,290
Series 2007-A5 Class A5
5.500% due 06/22/12	5,875	5,966

Short Duration Bond Fund	43

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Community Program Loan Trust
Series 1987-A Class A4
4.500% due 10/01/18	1,588	1,567
Countrywide Asset-Backed Certificates (Ê)
Series 2001-BC3 Class A
5.353% due 12/25/31	107	104
Series 2006-16 Class 2A1
4.923% due 12/25/46	221	220
Daimler Chrysler Auto Trust
Series 2005-A Class A4
3.740% due 02/08/10	3,762	3,739
E-Trade RV and Marine Trust
Series 2004-1 Class A3
3.620% due 10/08/18	1,300	1,272
Equity One ABS, Inc.
Series 2003-4 Class M1
5.369% due 10/25/34	1,500	1,442
First USA Credit Card Master Trust (Ê)
Series 1998-6 Class A
5.195% due 04/18/11	700	700
Ford Credit Auto Owner Trust
Series 2005-B Class A4
4.380% due 01/15/10	700	698
Series 2005-B Class B
4.640% due 04/15/10	1,250	1,247
Series 2005-C Class B
4.520% due 09/15/10	1,000	996
Series 2007-B Class A4A
5.240% due 07/15/12	5,750	5,788
FPL Recovery Funding LLC
Series 2007-A Class A1
5.053% due 02/01/13	1,615	1,623
Fremont Home Loan Trust (Ê)
Series 2006-E Class 2A1
4.933% due 01/25/37	515	509
GE Capital Credit Card Master Note Trust
Series 2007-3 Class A2
5.400% due 06/15/13	4,000	4,058
GE Commercial Equipment Financing LLC (Ê)
Series 2004-1 Class B
5.198% due 12/20/15	468	465
GE Corporate Aircraft Financing LLC (Ê)(Þ)
Series 2004-1A Class B
5.723% due 01/25/18	194	194

	Principal Amount ($) or Shares	Market Value $
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
4.913% due 08/25/36	312	310
GMAC Mortgage Corp. Loan Trust
Series 2004-GH1 Class A2
4.390% due 12/25/25	824	811
GS Auto Loan Trust
Series 2006-1 Class A3
5.370% due 12/15/10	1,300	1,305
GSAMP Trust (Ê)
Series 2004-SEA Class A2A
5.163% due 03/25/34	301	300
Series 2007-FM1 Class A2A
4.943% due 12/25/36	708	697
Harley-Davidson Motorcycle Trust
Series 2003-4 Class A2
2.690% due 04/15/11	363	358
Series 2006-3 Class A3
5.240% due 01/15/12	2,285	2,291
Series 2007-3 Class A4
5.520% due 11/15/13	2,000	2,026
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
5.288% due 01/20/34	312	304
Honda Auto Receivables Owner Trust
Series 2004-3 Class A4
3.280% due 02/18/10	1,685	1,672
Series 2005-2 Class A4
4.150% due 10/15/10	870	865
Series 2005-3 Class A4
4.030% due 12/20/10	2,750	2,729
Series 2006-3 Class A3
5.120% due 10/15/10	590	592
Household Credit Card Master Note Trust I (Ê)
Series 2007-2 Class A
5.667% due 10/15/10	3,860	3,884
Hyundai Auto Receivables Trust
Series 2004-A Class A3
2.970% due 05/15/09	74	74
Series 2005-A Class A3
3.980% due 11/16/09	751	747
Lehman XS Trust (Ê)
Series 2006-9 Class A1A
4.943% due 05/25/46	209	208
Long Beach Auto Receivables Trust
Series 2005-B Class A3
4.406% due 05/15/10	661	660

44	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.153% due 10/25/34	20	20
Marlin Leasing Receivables LLC (Þ)
Series 2005-1A Class A3
4.630% due 11/17/08	930	930
Mastr Asset Backed Securities Trust (Ê)
Series 2006-HE5 Class A1
4.933% due 11/25/36	622	616
MBNA Credit Card Master Note Trust
Series 2005-A1 Class A1
4.200% due 09/15/10	4,205	4,191
Series 2006-A1 Class A1
4.900% due 07/15/11	3,545	3,552
Nissan Auto Receivables Owner Trust
Series 2004-A Class A4
2.760% due 07/15/09	729	724
Series 2005-B Class A3
3.990% due 07/15/09	448	447
Onyx Acceptance Grantor Trust
Series 2005-A Class A4
3.910% due 09/15/11	1,969	1,956
PG&E Energy Recovery Funding LLC
Series 2005-1 Class A2
3.870% due 06/25/11	945	937
Series 2005-2 Class A1
4.850% due 06/25/11	657	657
Providian Gateway Master Trust (Þ)
Series 2004-FA Class A
3.650% due 11/15/11	1,200	1,199
Public Service New Hampshire Funding LLC
Series 2001-1 Class A2
5.730% due 11/01/10	517	519
Railcar Leasing LLC (Þ)
Series 1997-1 Class A2
7.125% due 01/15/13	825	873
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A
5.043% due 08/25/36	426	406
Susquehanna Auto Lease Trust (Þ)
Series 2006-1 Class A3
5.210% due 03/16/09	1,000	1,000
Toyota Auto Receivables Owner Trust
Series 2003-B Class A4
2.790% due 01/15/10	440	440

	Principal Amount ($) or Shares	Market Value $
USAA Auto Owner Trust
Series 2004-2 Class A4
3.580% due 02/15/11	890	886
Series 2005-2 Class A4
4.170% due 02/15/11	1,885	1,871
Series 2006-4 Class A2
5.160% due 11/16/09	1,356	1,356
Series 2007-2 Class A3
4.900% due 02/15/12	1,900	1,904
Wells Fargo Financial Auto Owner Trust 2004-A
Series 2004-A Class A4
2.670% due 08/16/10	869	869

		105,824

Corporate Bonds and Notes - 17.6%
Abbott Laboratories
3.500% due 02/17/09	2,000	1,964
Allstate Corp. (The)
7.200% due 12/01/09	2,000	2,089
American Express Centurion Bank
Series BKNT
4.375% due 07/30/09	1,250	1,239
American Express Travel Related Services Co., Inc. (Þ)
5.250% due 11/21/11	3,150	3,149
American International Group, Inc.
4.700% due 10/01/10	1,270	1,260
Ameritech Capital Funding Corp.
6.250% due 05/18/09	2,000	2,047
Associates Corp. of North America
6.250% due 11/01/08	599	606
8.550% due 07/15/09	750	789
AT&T, Inc.
4.125% due 09/15/09	2,510	2,472
Bank of America Corp.
7.125% due 03/01/09	1,500	1,534
Bear Stearns Cos., Inc. (The) (Ê)
5.494% due 07/16/09	1,600	1,583
Capmark Financial Group, Inc. (Å)
5.875% due 05/10/12	775	696
Caterpillar Financial Services Corp.
4.500% due 06/15/09	1,250	1,244
Caterpillar, Inc.
7.250% due 09/15/09	2,150	2,239
CIT Group Holdings, Inc. (Ê)
5.516% due 01/30/09	2,320	2,257

Short Duration Bond Fund	45

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CIT Group, Inc.
4.250% due 02/01/10 (Ñ)	1,095	1,058
5.824% due 03/12/10 (Ê)	1,305	1,225
Citigroup Funding, Inc. (Ê)
5.200% due 06/26/09	200	199
Citigroup, Inc.
6.200% due 03/15/09	2,685	2,730
ConocoPhillips
8.750% due 05/25/10	1,246	1,360
Countrywide Home Loans, Inc.
4.125% due 09/15/09	350	306
Deutsche Bank Financial, Inc.
7.500% due 04/25/09	2,000	2,069
Ford Motor Credit Co. LLC
7.375% due 10/28/09	200	193
General Electric Capital Corp.
4.875% due 10/21/10 (Ñ)	3,150	3,153
5.280% due 10/21/10 (Ê)	1,000	996
Gillette Co. (The)
3.800% due 09/15/09	1,750	1,732
GMAC LLC
6.000% due 12/15/11	100	89
Goldman Sachs Capital II (ƒ)
5.793% due 12/29/49	750	699
Goldman Sachs Group, Inc. (The) (Ê)
5.248% due 03/30/09	2,100	2,093
Hertz Vehicle Financing LLC (Þ)
Series 2005-2A Class A2
4.930% due 02/25/10	1,000	1,001
HSBC Finance Corp.
6.500% due 11/15/08	3,270	3,312
International Lease Finance Corp.
5.750% due 06/15/11	1,585	1,601
John Deere Capital Corp. (Ê)
5.514% due 10/16/09	5,700	5,701
JPMorgan Chase & Co.
3.800% due 10/02/09	3,040	2,972
5.375% due 10/01/12 (Ñ)	1,775	1,784
Lehman Brothers Holdings, Inc.
5.645% due 05/25/10 (Ê)	800	788
Series MTNG
3.950% due 11/10/09	1,800	1,758
Lowe’s Cos., Inc.
5.600% due 09/15/12	1,300	1,319
Marshall & Ilsley Corp.
5.626% due 08/17/09	4,850	4,882
Metropolitan Life Global Funding I (Þ)
Series 144A
5.750% due 07/25/11	2,000	2,053

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley
5.625% due 01/09/12	2,000	2,028
National City Bank Series BKNT
4.250% due 01/29/10	1,650	1,624
Procter & Gamble Co. (Ê)(Þ)
5.253% due 07/06/09	1,370	1,371
SLM Corp. Series MTNA
4.500% due 07/26/10	1,075	1,007
TIAA Global Markets, Inc. (Å)
5.125% due 10/10/12	2,500	2,505
Wachovia Corp.
5.625% due 12/15/08 (Ñ)	2,260	2,264
6.375% due 01/15/09	210	213
Wells Fargo & Co.
4.200% due 01/15/10	1,600	1,576
World Savings Bank FSB
Series BKNT
4.125% due 12/15/09	130	129

		82,958

International Debt - 4.2%
Arran Residential Mortgages Funding PLC (Ê)(Þ)
Series 2006-1A Class A1B
5.130% due 04/12/36	218	218
AstraZeneca PLC
5.400% due 09/15/12	6,145	6,204
Barclays Bank PLC
5.450% due 09/12/12	5,960	6,027
Credit Agricole SA/London (Ê)
5.505% due 05/28/09	300	300
5.555% due 05/28/10	300	300
Glitnir Banki HF (Å)
6.375% due 09/25/12	5,420	5,459
ICICI Bank, Ltd. (Ê)(Þ)
5.788% due 01/12/10	1,100	1,087

		19,595

Mortgage-Backed Securities - 32.5%
American Home Mortgage Investment Trust
Series 2004-3 Class 5A
4.290% due 10/25/34	1,555	1,526
Series 2004-4 Class 4A
4.390% due 02/25/45	479	472
Banc of America Commercial Mortgage, Inc.
Series 2006-4 Class A2
5.522% due 09/10/11	1,200	1,208

46	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.111% due 05/25/35	7,895	7,765
Series 2006-2 Class 2A18
5.750% due 03/25/36	2,954	2,941
Banc of America Mortgage Securities, Inc.
Series 2004-2 Class 2A1
5.250% due 03/25/34	817	813
Series 2004-2 Class 5A1
6.500% due 10/25/31	209	211
Bear Stearns Adjustable Rate Mortgage Trust (Ê)
Series 2003-1 Class 5A1
5.435% due 04/25/33	452	451
Series 2003-8 Class 2A1 (Ê)
4.779% due 01/25/34	356	359
Bear Stearns Alt-A Trust (Ê)
Series 2005-4 Class 23A1
5.373% due 05/25/35	955	958
Series 2005-7 Class 22A1
5.520% due 09/25/35	58	58
Bear Stearns Asset Backed Securities Trust
Series 2003-AC3 Class A1
4.000% due 07/25/33	359	334
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP Class A1
5.060% due 11/15/16	300	299
Bear Stearns Mortgage Funding Trust (Ê)
Series 2007-AR1 Class 2A1
4.943% due 02/25/37	1,264	1,249
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
5.688% due 01/26/36	293	291
Series 2007-R6 Class 2A1
5.788% due 12/26/46	195	194
Chase Issuance Trust
Series 2007-A15 Class A
4.960% due 09/17/12	3,200	3,203
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4 Class A1
4.977% due 12/11/49	1,038	1,038

	Principal Amount ($) or Shares	Market Value $
Commercial Mortgage Pass Through Certificates
Series 1999-1 Class A2
6.455% due 05/15/32	812	816
Series 2004-LB2 Class A2
3.600% due 03/10/39	1,000	983
Countrywide Alternative Loan Trust
Series 2003-6T2 Class A1
6.500% due 06/25/33	45	45
Series 2003-J2 Class A1
6.000% due 10/25/33	340	331
Series 2004-12C Class 1A1
5.000% due 07/25/19	2,176	2,117
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
4.797% due 11/25/34	289	286
Series 2004-HYB Class 1A1
4.737% due 02/20/35	545	540
Series 2005-HYB Class 5A1 (Ê)
5.250% due 02/20/36	962	970
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C4 Class A2
3.908% due 08/15/36	907	897
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê)
Series 2007-AR1 Class A3B
4.943% due 01/25/47	564	558
Fannie Mae
6.000% due 2008	23	23
5.500% due 2009	822	826
6.000% due 2010	66	67
6.500% due 2010	73	74
6.000% due 2011	100	101
6.500% due 2011	50	51
5.000% due 2013	562	562
6.000% due 2013	265	270
6.000% due 2014	1,333	1,360
5.500% due 2016	912	918
5.000% due 2017	77	76
5.500% due 2017	1,410	1,415
6.000% due 2017	151	155
5.000% due 2018	3,195	3,154
5.000% due 2019	420	414
5.000% due 2020	274	270

Short Duration Bond Fund	47

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 2021	837	825
5.500% due 2033	68	68
6.000% due 2033	24	24
5.500% due 2034	5,931	5,874
4.700% due 2035 (Ê)	3,914	3,891
4.900% due 2035 (Ê)	24,736	24,631
5.500% due 2035	17,432	17,200
6.200% due 2041 (Ê)	701	701
6.200% due 2042 (Ê)	383	386
Fannie Mae REMICS
Series 2003-16 Class BH
5.000% due 03/25/17	1,901	1,893
Series 2003-24 Class PU
3.500% due 11/25/15	177	173
Series 2003-62 Class OD
3.500% due 04/25/26	1,250	1,222
Series 2003-63 Class GU
4.000% due 07/25/33	872	862
Series 2003-75 Class NB
3.250% due 08/25/18	435	420
Series 2004-17 Class HA
3.000% due 01/25/19	1,685	1,567
Series 2007-73 Class A1 (Ê)
4.933% due 07/25/37	453	445
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê)
Series 2005-63 Class 1A1
6.183% due 02/25/45	750	752
Freddie Mac
5.500% due 2009	76	76
6.000% due 2009	42	42
6.500% due 2009	103	104
6.000% due 2010	39	39
8.000% due 2010	3	3
6.000% due 2011	262	265
6.000% due 2013	84	86
5.500% due 2014	333	335
6.000% due 2014	92	94
6.000% due 2016	393	398
5.000% due 2018	458	453
6.000% due 2028	106	107
5.500% due 2029	713	705
6.000% due 2029	204	207
6.000% due 2031	277	280
6.000% due 2032	338	342
6.000% due 2033	573	586
4.900% due 2035 (Ê)	765	761

	Principal Amount ($) or Shares	Market Value $
Freddie Mac REMICS
Series 2003-255 Class PB
5.500% due 08/15/30	5	5
Series 2003-258 Class NS
3.250% due 09/15/15	875	852
Series 2003-261 Class JA
3.760% due 03/15/29	1,059	1,021
Series 2003-263 Class CD
4.000% due 10/15/26	1,500	1,474
Series 2003-268 Class MX
4.000% due 07/15/16	1,645	1,608
Series 2004-282 Class EA
4.500% due 11/15/15	2,057	2,040
Series 2004-285 Class BA
4.500% due 02/15/20	1,082	1,068
Series 2006-314 Class LF (Ê)
5.391% due 05/15/36	580	580
Series 2007-333 Class AF (Ê)
5.241% due 10/15/20	2,908	2,898
Series 2007-333 Class BF (Ê)
5.241% due 07/15/19	468	467
Series 2007-333 Class FT (Ê)
5.241% due 08/15/19	2,247	2,238
Series 2007-334 Class FA (Ê)
5.321% due 02/15/19	1,914	1,907
GE Capital Commercial Mortgage Corp.
Series 2001-3 Class A1
5.560% due 06/10/38	736	742
Series 2004-C3 Class A1
3.752% due 07/10/39	1,286	1,270
Series 2005-C1 Class A1
4.012% due 06/10/48	799	790
Ginnie Mae I
6.000% due 2008	20	20
9.500% due 2017	—	—
Ginnie Mae II (Ê)
5.800% due 2027	73	74
6.000% due 2032	113	114
Government National Mortgage Association
Series 2004-78 Class A
3.590% due 11/16/17	1,573	1,551
Series 2006-67 Class A
3.947% due 11/16/30	924	904
Series 2007-4 Class A
4.206% due 06/15/29	984	968
Series 2007-15 Class A
4.512% due 10/16/28	1,382	1,367

48	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR8 Class 1A1A
4.953% due 01/25/47	721	722
GS Mortgage Securities Corp. II
Series 2007-GG1 Class A1
5.690% due 08/10/45	1,242	1,269
GSR Mortgage Loan Trust (Ê)
Series 2004-7 Class 1A1
5.301% due 06/25/34	613	612
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
5.147% due 07/19/35	255	254
Series 2006-12 Class 2A11 (Ê)
5.111% due 01/19/38	1,093	1,089
Indymac Index Mortgage Loan Trust (Ê)
Series 2006-AR1 Class 1A1A
4.963% due 11/25/46	478	481
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2 Class A1
4.326% due 12/12/34	586	577
Series 2005-LDP Class A1
4.655% due 08/15/42	1,202	1,193
4.613% due 10/15/42	692	688
JP Morgan Mortgage Trust (Ê)
Series 2005-A1 Class 6T1
5.023% due 02/25/35	69	67
LB-UBS Commercial Mortgage Trust
Series 2003-C3 Class A1
2.599% due 05/15/27	1,140	1,131
Mastr Adjustable Rate Mortgages Trust (Ê)
Series 2004-13 Class 3A4
3.787% due 11/21/34	300	297
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.571% due 06/15/30	909	897
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A10 Class A
5.083% due 02/25/36	73	72
Merrill Lynch Mortgage Trust
Series 2006-C1 Class A1
5.528% due 05/12/39	2,158	2,170
MLCC Mortgage Investors, Inc. (Ê)
Series 2005-3 Class 5A
5.123% due 11/25/35	121	119

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley Capital I
Series 2003-T11 Class A1
3.260% due 06/13/41	420	417
Series 2005-HQ6 Class A1
4.646% due 08/13/42	1,418	1,406
Morgan Stanley Dean Witter Capital I
Series 2002-HQ Class A2
6.090% due 04/15/34	38	38
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
5.273% due 02/25/34	167	164
Series 2004-CL1 Class 2A2
5.273% due 02/25/19	36	36
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	681	645
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2002-AR3 Class A1
5.351% due 09/19/32	36	36
Structured Asset Securities Corp. (Ê)
Series 2001-21A Class 1A1
7.188% due 01/25/32	20	20
Thornburg Mortgage Securities Trust (Ê)
Series 2006-6 Class A1
4.983% due 12/25/36	639	631
Wachovia Auto Owner Trust
Series 2005-B Class A4
4.840% due 04/20/11	590	590
Wachovia Bank Commercial Mortgage Trust
Series 2003-C4 Class A1
3.003% due 04/15/35	849	843
Washington Mutual Mortgage Pass Through Certificates (Ê)
Series 2002-AR6 Class A
6.333% due 06/25/42	177	175
Series 2002-AR9 Class 1A
6.333% due 08/25/42	348	348
Series 2004-AR1 Class A2A
5.558% due 11/25/34	859	847
Series 2005-AR1 Class A1A1
5.163% due 10/25/45	199	196
Series 2006-AR1 Class 2A
6.433% due 09/25/46	656	652
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	402	393

Short Duration Bond Fund	49

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 2005-9 Class 1A1
4.750% due 10/25/35		2,238	2,192
Series 2006-AR2 Class 2A1
4.950% due 03/25/36		1,062	1,051

			152,742

United States Government Agencies - 0.1%
Federal Home Loan Bank
Discount Notes
Series HK10
Zero coupon due 04/27/10		401	380

United States Government Treasuries - 4.7%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11		3,352	3,404
United States Treasury Notes
4.625% due 07/31/09		15,150	15,317
4.625% due 07/31/12		3,345	3,413

			22,134

Total Long-Term Investments
(cost $384,614)			383,633

Preferred Stocks - 0.5%
Financial Services - 0.5%
DG Funding Trust (Æ)(Å)		219	2,303

Total Preferred Stocks
(cost $2,306)			2,303

	Notional Amount
Options Purchased - 0.2%
(Number of Contracts)
Eurodollar Futures
Dec 2007 91.25 Put (777)	USD	1,943	5
Mar 2008 91.75 Put (450)	USD	1,125	3
Mar 2008 92.50 Put (171)	USD	428	1
Mar 2008 92.75 Put (1,009)	USD	2,523	6

Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/
USD 4.750%
Sep 2008 0.00 Call (1)		23,000	190
USD Three Month LIBOR/
USD 5.000%
Feb 2008 0.00 Call (1)		27,800	271

	Notional Amount	Market Value $
USD Three Month LIBOR/
USD 4.750%
Mar 2008 0.00 Call (2)	36,500	261
USD Three Month LIBOR/
USD 4.750%
Sep 2008 0.00 Call (1)	3,100	26
USD Three Month LIBOR/
USD 5.000%
Dec 2008 0.00 Call (1)	20,900	227

Total Options Purchased
(cost $569)		990

	Principal Amount ($) or Shares
Short-Term Investments - 14.5%
Allstate Financial Global Funding (Þ)
2.500% due 06/20/08	1,000	985
Altria Group, Inc.
7.650% due 07/01/08	1,500	1,530
ASIF Global Financing XVIII (Þ)
3.850% due 11/26/07	334	334
ASIF Global Financing XXIII (Þ)
3.900% due 10/22/08	1,070	1,056
Bank of Scotland PLC (Þ)
3.750% due 09/30/08	1,000	985
Bank One Corp.
2.625% due 06/30/08	2,475	2,439
Bank One NA Series BKNT
3.700% due 01/15/08	1,405	1,401
Barclays US Funding Corp. (ž)
5.100% due 01/25/08	2,200	2,162
Calyon NY (ž)
4.770% due 01/18/08	4,200	4,153
Caterpillar Financial Services Corp. (Ñ)
Series MTNF
4.500% due 09/01/08	2,000	1,993
CIT Equipment Collateral
Series 2005-VT1 Class A3
4.120% due 08/20/08	65	64
Federal National Mortgage Association Discount Notes (ç)(ž)
4.500% due 11/07/07	900	899
FleetBoston Financial Corp.
6.375% due 05/15/08	1,970	1,982

50	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Ford Motor Credit Co. LLC (Ê)(Ñ)
8.359% due 11/02/07		200	200
Freddie Mac
4.000% due 01/01/08		436	435
4.500% due 01/01/08		436	435
6.500% due 05/01/08		8	8
5.500% due 08/15/08		28	28
Freddie Mac Discount Notes (ç)(ž)
4.520% due 12/10/07		100	100
French Republic Zero coupon due 12/20/07	EUR	600	865
HBOS Treasury Services PLC (ç)(ž)
4.810% due 11/15/07		500	499
Intesa Funding LLC (ž)
4.680% due 01/22/08		2,700	2,671
Landwirtschaftliche Rentenbank
0.650% due 09/30/08	JPY	60,000	519
Merrill Lynch & Co., Inc.
4.831% due 10/27/08		1,500	1,492
Ohio Edison Co.
4.000% due 05/01/08		1,750	1,739
Principal Life Global Funding I (Þ)
2.800% due 06/26/08		4,100	4,032
Royal Bank of Scotland (ž)
5.265% due 03/26/08		600	600
Royal Bank of Scotland Group PLC (ž)
5.050% due 01/28/08		4,400	4,323
Russell Investment Company Money Market Fund		15,633,334	15,633
Susquehanna Auto Lease Trust (Þ)
Series 2005-1 Class B
4.710% due 07/14/08		1,700	1,699
Swedbank (ž)
4.730% due 01/23/08		4,200	4,153
Swedbank Mortgage AB (ž)
4.800% due 01/17/08		600	593
United States Treasury Bills (ç)(ž)(§)
3.605% due 12/13/07		60	60
3.831% due 12/13/07		75	75
3.859% due 12/13/07		420	418
3.865% due 12/13/07		250	249
3.921% due 12/13/07		105	105
3.733% due 12/27/07		150	149
US Bank NA Series BKNT
4.125% due 03/17/08		1,600	1,593

	Principal Amount ($) or Shares	Market Value $
Vendee Mortgage Trust
Series 2001-3 Class J
6.500% due 05/15/08	95	95
VTB Capital SA for Vneshtorgbank (Ê)(Þ)
5.956% due 08/01/08	700	693
Wells Fargo
6.250% due 04/15/08	3,927	3,937
Wells Fargo & Co.
4.125% due 03/10/08	820	817

Total Short-Term Investments
(cost $68,379)		68,198

Other Securities - 0.9%
Russell Investment Company Money Market Fund (×)	828,867	829
State Street Securities Lending Quality Trust (×)	3,534,406	3,534

Total Other Securities
(cost $4,363)		4,363

Total Investments - 97.7%
(identified cost $460,231)		459,487

Other Assets and Liabilities, Net - 2.3%		10,747

Net Assets - 100.0%		470,234

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund	51

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)
expiration date 09/08 (179)	USD	42,821	222
expiration date 12/08 (431)	USD	103,117	399
expiration date 03/09 (199)	USD	47,588	63
expiration date 06/09 (28)	USD	6,689	14
expiration date 09/09 (18)	USD	4,296	10
LIBOR Futures
expiration date 03/08 (2)	GBP	235	(1)
expiration date 06/08 (19)	GBP	2,240	3
United States Treasury 2 Year Notes
expiration date 12/07 (43)	USD	8,906	14
United States Treasury 5 Year Notes
expiration date 12/07 (215)	USD	23,079	145

Short Positions
United States Treasury Bonds
expiration date 12/07 (156)	USD	17,565	(201)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			668

Options Written (Number of Contracts)	Notional Amount	Market Value $

Swaptions
(Fund Pays/Fund Receives)
USD 5.100%/USD Three Month LIBOR
Feb 2008 0.00 Call (1)	12,000	(188)
USD 4.950%/USD Three Month LIBOR
Sep 2008 0.00 Call (2)	11,300	(175)
USD 5.200%/USD Three Month LIBOR
Dec 2008 0.00 Call (1)	7,000	(171)
USD 4.900%/USD Three Month LIBOR
Mar 2008 0.00 Call (2)	8,100	(96)
USD 4.950%/USD Three Month LIBOR
Mar 2008 0.00 Call (1)	8,000	(104)

United States Treasury Notes 10 Year Futures
Nov 2007 107.00 Put (8)	8	—

Total Liability for Options Written
(premiums received $545)		(734)

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	225	EUR	159	11/05/07	5
EUR	596	USD	843	11/05/07	(20)
EUR	240	USD	342	11/08/07	(6)
JPY	60,478	USD	530	12/13/07	3

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(18)

See accompanying notes which are an integral part of the financial statements.

52	Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

BNP Paribas	EUR	1,200	2.090%	Consumer Price Index (France)	10/15/10	22
Deutsche Bank	GBP	600	6.000%	Six Month LIBOR	12/20/08	2
Deutsche Bank	USD	2,200	5.000%	Three Month LIBOR	12/19/09	19
Goldman	EUR	700	4.000%	Six Month LIBOR	03/20/09	(6)
Goldman	MXN	2,300	7.780%	Mexico Interbank 28 Day Deposit Rate	04/03/12	(3)
JP Morgan	EUR	200	1.948%	Consumer Price Index (France)	03/15/12	(1)
Lehman Brothers	GBP	1,500	4.500%	Six Month LIBOR	09/20/09	(73)
Merrill Lynch	BRL	700	12.948%	Brazil Interbank Deposit Rate	01/04/10	9
Merrill Lynch	BRL	100	11.980%	Brazil Interbank Deposit Rate	01/02/12	1
UBS	BRL	1,100	10.575%	Brazil Interbank Deposit Rate	01/02/12	(17)

Total Market Value of Open Interest Rate Swap Contracts (Premiums Paid (Received) - ($27))						(47)

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund Receives Fixed Rate	Termination Date	Market Value $

Brazilian Government International Bond	Barclays Bank PLC	USD	1,000	0.290%	06/20/09	(1)
Brazilian Government International Bond	Lehman Brothers	USD	3,200	1.120%	11/20/11	70
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144%	06/20/12	5
Ford Motor Credit Co.	Barclays Bank PLC	USD	2,000	6.150%	09/20/12	98
Gaz Capital for Gazprom	JP Morgan	USD	2,700	0.415%	11/20/07	4
Gaz Capital for Gazprom	Morgan Stanley	USD	1,400	0.860%	11/20/11	(7)
General Motors Acceptance Corp.	Lehman Brothers	USD	700	1.680%	09/20/08	(15)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,000	1.850%	09/20/09	(42)
Goldman Sachs Group, Inc.	Barclays Bank PLC	USD	1,300	0.320%	09/20/08	(3)
Goldman Sachs Group, Inc.	Bear Stearns	USD	500	0.820%	09/20/12	5
Indonesia Government International Bond	Royal Bank of Scotland	USD	1,000	0.400%	12/20/08	(1)
Indonesia Government International Bond	Royal Bank of Scotland	USD	1,000	0.438%	06/20/09	(2)
Lehman Brothers	Barclays Bank PLC	USD	800	0.190%	09/20/08	(5)
Lehman Brothers	Royal Bank of Scotland	USD	500	0.300%	09/20/08	(3)
Panama Government International Bond	Deutsche Bank	USD	300	0.250%	12/20/08	-
Russia Government International Bond	Morgan Stanley	USD	1,000	0.305%	12/20/08	(1)
Russia Government International Bond	Barclays Bank PLC	USD	1,000	0.275%	06/20/09	(3)
Ukraine Government International Bond	HSBC	USD	1,000	0.490%	06/20/09	(6)

Total Market Value of Open Credit Default Swap Contracts (Premiums Paid (Received) - $0)						93

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund	53

Russell Investment Company

Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Asset-Backed Securities	22.5
Corporate Bonds and Notes	17.6
International Debt	4.2
Mortgage-Backed Securities	32.5
United States Government Agencies	0.1
United States Government Treasuries	4.7
Preferred Stocks	0.5
Options Purchased	0.2
Short Term Investments	14.5
Other Securities	0.9

Total Investments	97.7
Other Assets and Liabilities, Net	2.3

	100.0

Futures Contracts	0.1
Options Written	(0.2)
Foreign Currency Exchange Contracts	(—	)*
Interest Rate Swap Contracts	(—	)*
Credit Default Swap Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

54	Short Duration Bond Fund

(This page intentionally left blank)

Russell Investment Company

Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Tax Exempt Bond Fund - Class S
	Total Return
1 Year	2.26%
5 Years	2.99	%§
10 Years	3.92	%§

Tax Exempt Bond Fund - Class E ‡
	Total Return
1 Year	1.96%
5 Years	2.72	%§
10 Years	3.70	%§

Tax Exempt Bond Fund - Class C ‡‡
	Total Return
1 Year	1.21%
5 Years	1.96	%§
10 Years	3.04	%§

Lehman Brothers Municipal 1-10 Year Index **
	Total Return
1 Year	3.66%
5 Years	3.51	%§
10 Years	4.61	%§

56	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Tax Exempt Bond Fund Class C, Class E and Class S Shares gained 1.21%, 1.96% and 2.26%, respectively. This compared to the Lehman Brothers Municipal 1-10 Year Index, which gained 3.66%, during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® Intermediate Municipal Debt Funds Average returned 2.36%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The municipal bond market was not immune to investors’ departure from investments with more risk to the relative safety of U.S. Treasuries or the ripple effects stemming from the developments in the credit market and, as a result, the market price of lower quality municipal bonds suffered. In addition, municipal yields changed across the maturity spectrum with short and intermediate yields declining and longer-term yields increasing. The result was a challenging market environment for the Fund in terms of sector allocation, security selection, and interest rate management.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Delaware Management Company is a manager that takes more interest rate and quality risk than the other fund manager, Standish Mellon Asset Management Company LLC. As a result of the change in yields and investors’ departure to the relative safety of U.S. Treasuries, Delaware generated the weakest performance over the year due mainly to its interest rate and maturity exposure. Standish Mellon also generated below benchmark returns due mainly to its sector overweight to, and specific security selection in, the revenue sector.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2007	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Tax Exempt Bond Fund	57

Russell Investment Company

Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

*	Assumes initial investment on November 1, 1997.

**	Lehman Brothers Municipal 1-10 Year Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on March 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to March 28, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

58	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,004.50	$1,017.39
Expenses Paid During Period*	$7.83	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,008.20	$1,021.17
Expenses Paid During Period*	$4.05	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,009.50	$1,022.43
Expenses Paid During Period*	$2.79	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Tax Exempt Bond Fund	59

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Municipal Bonds - 98.1%

Alabama - 0.3%
County of Jefferson Alabama General Obligation Unlimited (µ)	500	5.000	04/01/10	517
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	257
Mobile County Board of School Commissioners General Obligation Unlimited (µ)(æ)	375	5.000	03/01/12	393

				1,167

Alaska - 0.4%
City of Anchorage Alaska General Obligation Unlimited (µ)(æ)	500	5.750	12/01/16	534
Northern TOB Securitization Corp. Revenue Bonds	930	4.625	06/01/23	894

				1,428

Arizona - 1.2%
Arizona State Transportation Board Revenue Bonds	500	5.250	07/01/12	530
Arizona State Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,617
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	1,000	2.900	06/01/35	987
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,350	5.000	01/01/25	1,397

				4,531

California - 8.4%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	600	5.700	08/15/14	607
California State Department of Water Resources Revenue Bonds	250	5.500	05/01/10	262
California State Department of Water Resources Revenue Bonds (µ)	1,000	5.250	05/01/12	1,071
California Statewide Communities Development Authority Revenue Bonds (Ê)(µ)	610	4.100	04/01/28	623
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,000	5.200	12/01/29	1,021
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,100	2.625	04/01/34	1,094
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	512
Golden State Tobacco Securitization Corp. Revenue Bonds (æ)	80	5.000	06/01/21	81
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	664
Golden State Tobacco Securitization Corp. Revenue Bonds	2,290	4.500	06/01/27	2,129
Golden State Tobacco Securitization Corp. Revenue Bonds	750	5.300	06/01/37	493
Golden State Tobacco Securitization Corp. Revenue Bonds	500	5.750	06/01/47	481
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	892
Los Angeles Unified School District General Obligation Unlimited (µ)	215	4.250	01/01/28	203
Roseville Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	573
Santa Clara Unified School District General Obligation Unlimited (µ)	2,895	5.000	07/01/26	2,989
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	434
State of California General Obligation Unlimited	1,000	6.600	02/01/10	1,065
State of California General Obligation Unlimited	2,050	5.000	02/01/12	2,155
State of California General Obligation Unlimited	1,000	5.250	07/01/12	1,072
State of California General Obligation Unlimited	550	5.000	08/01/14	587
State of California General Obligation Unlimited	880	5.000	11/01/15	943
State of California General Obligation Unlimited	1,000	5.000	03/01/17	1,061
State of California General Obligation Unlimited	2,000	5.250	02/01/25	2,102
State of California General Obligation Unlimited (µ)	1,500	5.000	02/01/26	1,547

60	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

State of California General Obligation Unlimited (µ)	1,500	5.250	02/01/30	1,564
State of California General Obligation Unlimited	1,250	5.000	02/01/33	1,266
Tobacco Securitization Authority of Southern California Revenue Bonds	970	4.750	06/01/25	917
University of California Revenue Bonds (µ)	1,500	5.000	05/15/13	1,611
University of California Revenue Bonds (µ)	1,000	5.000	05/15/33	1,033

				31,052

Colorado - 1.0%
City of Colorado Springs Colorado Revenue Bonds (Ê)	800	3.500	06/01/29	800
Colorado Department of Transportation Revenue Bonds (µ)	265	6.000	06/15/08	269
Colorado Health Facilities Authority Revenue Bonds (µ)(æ)	1,000	5.500	05/15/14	1,040
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,026
Colorado Housing & Finance Authority Revenue Bonds	35	7.250	04/01/10	36
Colorado Housing & Finance Authority Revenue Bonds	40	6.300	08/01/12	41
Colorado Housing & Finance Authority Revenue Bonds (Ê)	40	6.300	08/01/16	41
Colorado Housing & Finance Authority Revenue Bonds	25	6.700	10/01/16	25
Jefferson County School District R-001 General Obligation Unlimited (µ)	500	5.000	12/15/14	541

				3,819

Connecticut - 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds (Ê)	1,000	3.500	07/01/29	1,000

Delaware - 0.2%
Delaware State Economic Development Authority Revenue Bonds	225	6.500	01/01/08	226
Delaware State Economic Development Authority Revenue Bonds (Ê)(µ)	250	4.900	05/01/26	259
University of Delaware Revenue Bonds (Ê)	170	3.570	11/01/26	170

				655

District of Columbia - 0.6%
District of Columbia General Obligation Unlimited (µ)	1,000	5.500	06/01/09	1,032
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,052

				2,084

Florida - 7.9%
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,929
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,082
City of Tallahassee Florida Revenue Bonds (µ)	500	5.000	10/01/11	527
County of Hillsborough Florida Revenue Bonds	40	6.200	12/01/08	40
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,082
County of Miami-Dade Florida Revenue Bonds (µ)	1,000	5.000	06/01/14	1,067
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/11	1,053
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,067
Florida Department of Childrens & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,254
Florida Hurricane Catastrophe Fund Revenue Bonds	1,600	5.000	07/01/10	1,658
Florida State Board of Education General Obligation Unlimited	1,500	5.000	01/01/09	1,527
Florida State Board of Education General Obligation Unlimited	1,000	5.000	06/01/16	1,081
Florida State Board of Education Revenue Bonds (µ)	1,000	5.250	01/01/13	1,074

Tax Exempt Bond Fund	61

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Florida State Division of Bond Finance Revenue Bonds (µ)	1,600	5.250	07/01/13	1,659
Florida State Turnpike Authority Revenue Bonds (µ)	2,000	5.000	07/01/13	2,135
Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	533
Hillsborough County Educational Facilities Authority Revenue Revenue Bonds (µ)	775	5.750	04/01/18	795
Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/34	1,881
Miami-Dade County School Board Certificate Of Participation (µ)	1,000	5.000	05/01/15	1,069
North Miami Fl Revenue Bonds (µ)	1,325	5.000	04/01/10	1,369
Orlando Utilities Commission Revenue Bonds	1,000	5.900	10/01/08	1,022
Orlando Utilities Commission Revenue Bonds (æ)	630	5.250	10/01/20	675
Orlando Utilities Commission Revenue Bonds	370	5.250	10/01/20	390
Palm Beach County School Board Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,065
Palm Glades Community Development District Special Assessment	920	4.850	08/01/11	879
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,074

				28,987

Georgia - 2.6%
County of Fulton Georgia Revenue Bonds (µ)	1,500	5.250	01/01/35	1,568
Dalton Georgia Revenue Bonds (µ)	500	5.750	01/01/09	513
Georgia State Road & Tollway Authority Revenue Bonds	590	5.250	03/01/11	622
Gwinnett County School District General Obligation Unlimited	1,750	5.000	02/01/11	1,831
Main Street Natural Gas, Inc. Revenue Bonds	825	5.000	03/15/16	851
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	1,002
State of Georgia General Obligation Unlimited	1,000	5.750	08/01/08	1,017
State of Georgia General Obligation Unlimited	600	6.500	12/01/09	638
State of Georgia General Obligation Unlimited	1,550	5.000	08/01/12	1,650

				9,692

Hawaii - 0.5%
Hawaii Housing & Community Development Corp. Revenue Bonds	420	3.700	01/01/22	417
Kauai County Hawaii General Obligation Unlimited (µ)(æ)	375	6.250	08/01/19	403
State of Hawaii General Obligation Unlimited (µ)	1,000	5.750	01/01/10	1,047

				1,867

Idaho - 0.4%
Boise State University Revenue Bonds (µ)(æ)	1,230	5.375	04/01/22	1,322
Boise State University Revenue Bonds (µ)	20	5.375	04/01/22	21

				1,343

Illinois - 4.1%
Chicago Metropolitan Water Reclamation District-Greater Chicago General Obligation Unlimited	2,000	6.500	12/01/07	2,004
City of Chicago Illinois General Obligation Unlimited (µ)	750	6.000	01/01/11	795
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,248
City of Chicago Illinois Tax Allocation (µ)	700	Zero coupon	12/01/07	698
Cook County Community Consolidated School District No. 15-Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	1,769

62	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

County of Cook Illinois General Obligation Unlimited (µ)(æ)	2,160	5.375	11/15/21	2,294
Illinois Finance Authority Revenue Bonds (µ)	400	Zero coupon	01/01/10	370
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	714
Illinois Finance Authority Revenue Bonds	1,250	5.000	05/01/30	1,165
Illinois Finance Authority Revenue Bonds	575	5.000	04/01/36	560
Illinois Health Facilities Authority Revenue Bonds	295	6.000	05/15/10	300
Illinois Housing Development Authority Revenue Bonds	500	4.850	01/01/37	483
Lake County Community Unit School District No. 116-Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	487
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,081

				14,968

Indiana - 1.9%
Columbus Multi School Building Corp. Indiana Revenue Bonds (µ)	450	5.000	01/10/10	464
Indiana Bond Bank Revenue Bonds (µ)	250	5.750	08/01/13	261
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.500	11/15/10	1,058
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.000	11/01/11	1,043
Indiana State Finance Authority Revenue Bonds (µ)	925	5.000	07/01/11	968
Indiana State Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,650
Indiana University Revenue Bonds (æ)	500	5.750	08/01/10	524
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,079

				7,047

Iowa - 0.4%
Iowa Finance Authority Revenue Bonds	290	6.000	07/01/10	304
Tobacco Settlement Authority of Iowa Revenue Bonds (æ)	1,000	5.600	06/01/35	1,077

				1,381

Kansas - 1.9%
Butler & Sedgwick Counties Unified School District No. 385 Andover General Obligation Unlimited (µ)	500	5.000	09/01/09	514
Kansas Development Finance Authority Revenue Bonds (µ)	150	5.000	08/01/10	156
Kansas Development Finance Authority Revenue Bonds (µ)	1,000	5.000	08/01/13	1,071
Kansas State Department of Transportation Revenue Bonds (Ê)	4,200	3.580	09/01/20	4,200
Wyandotte County-Kansas City Unified Government Revenue Bonds	305	4.750	12/01/16	307
Wyandotte County-Kansas City Unified Government Transportation Development Dist Revenue Bonds	735	4.875	10/01/28	687

				6,935

Louisiana - 0.3%
Louisiana Energy & Power Authority Revenue Bonds (µ)	200	5.500	01/01/08	200
Louisiana Offshore Terminal Authority Revenue Bonds (Ê)	1,000	4.000	09/01/23	1,003

				1,203

Maryland - 3.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	977

Tax Exempt Bond Fund	63

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Maryland Health & Higher Educational Facilities Authority Revenue Bonds	500	5.000	07/01/40	487
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	865	5.500	07/01/42	875
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,084
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,704
State of Maryland General Obligation Unlimited	1,000	5.500	03/01/14	1,106
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,624
State of Maryland General Obligation Unlimited	1,895	5.000	03/15/19	2,043

				10,900

Massachusetts - 4.0%
Commonwealth of Massachusetts General Obligation Limited (æ)	430	6.000	02/01/11	458
Commonwealth of Massachusetts General Obligation Limited	2,000	5.000	07/01/12	2,118
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	11/01/15	1,115
Commonwealth of Massachusetts General Obligation Limited (æ)	1,000	5.750	10/01/19	1,064
Commonwealth of Massachusetts General Obligation Limited (µ)(æ)	1,000	5.250	01/01/22	1,076
Commonwealth of Massachusetts General Obligation Unlimited	3,000	5.250	08/01/13	3,243
Commonwealth of Massachusetts General Obligation Unlimited	1,000	5.500	10/01/16	1,121
Massachusetts Development Finance Agency Revenue Bonds	125	5.125	12/01/11	127
Massachusetts Development Finance Agency Revenue Bonds	50	5.150	10/01/14	51
Massachusetts Development Finance Agency Revenue Bonds	1,500	5.000	10/01/17	1,523
Massachusetts Development Finance Agency Revenue Bonds (Ê)(µ)	200	3.580	10/01/42	200
Massachusetts Port Authority Revenue Bonds	150	5.750	07/01/10	158
Massachusetts School Building Authority Revenue Bonds (µ)	750	5.000	08/15/13	802
Massachusetts Water Resources Authority Revenue Bonds (µ)(æ)	1,425	5.500	08/01/20	1,536

				14,592

Michigan - 2.5%
Bishop International Airport Authority Revenue Bonds (µ)	750	5.000	12/01/10	761
Detroit Michigan Revenue Bonds (µ)	1,000	5.000	07/01/14	1,072
Detroit Michigan Revenue Bonds (µ)	1,015	5.000	07/01/18	1,084
Manistee Area Public Schools General Obligation Unlimited (µ)	235	6.000	05/01/08	238
Michigan Municipal Bond Authority Revenue Bonds	1,000	5.250	10/01/11	1,063
Michigan Municipal Bond Authority Revenue Bonds (æ)	500	5.750	10/01/11	537
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,064
Michigan State Hospital Finance Authority Revenue Bonds (µ)(æ)	1,000	6.125	11/15/26	1,062
Michigan State Hospital Finance Authority Revenue Bonds	1,750	5.250	11/15/46	1,778
Michigan State Housing Development Authority Revenue Bonds (µ)	405	4.150	10/01/13	407

				9,066

Minnesota - 1.4%
State of Minnesota General Obligation Unlimited	2,500	5.000	06/01/10	2,598
State of Minnesota General Obligation Unlimited	1,425	5.000	11/01/11	1,507
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	589
State Paul Housing & Redevelopment Authority Revenue Bonds	500	5.250	05/15/36	490

				5,184

Mississippi - 0.3%
Mississippi Development Bank Special Obligation Revenue Bonds (µ)	1,000	5.000	07/01/15	1,077

64	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Missouri - 1.3%
City of State Louis Missouri Revenue Bonds (µ)	1,000	5.250	07/01/11	1,057
City of State Louis Missouri Revenue Bonds (µ)	1,000	5.000	07/01/14	1,070
Gravois Bluffs Transportation Development District Revenue Bonds	750	4.750	05/01/32	730
Joplin Industrial Development Authority Revenue Bonds	270	5.500	02/15/13	284
Missouri Development Finance Board Revenue Bonds	1,150	5.000	03/01/28	1,160
Missouri Housing Development Commission Revenue Bonds	115	4.350	12/01/07	115
Southeast Missouri State University Revenue Bonds (µ)	250	5.625	04/01/10	262

				4,678

Montana - 0.4%
City of Forsyth Montana Revenue Bonds (Ê)	1,450	5.200	05/01/33	1,474

Nevada - 0.5%
Clark County School District General Obligation Limited (µ)(æ)	330	5.250	06/15/10	340
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,069
Truckee Meadows Water Authority Revenue Bonds (µ)	500	5.500	07/01/11	532

				1,941

New Hampshire - 0.4%
New Hampshire Health & Education Facilities Authority Revenue Bonds	1,675	5.000	07/01/32	1,595

New Jersey - 3.2%
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,059
New Jersey Economic Development Authority Revenue Bonds	1,000	5.250	03/01/14	1,082
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,078
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,082
New Jersey Health Care Facilities Financing Authority Revenue Bonds	500	5.250	07/01/25	521
New Jersey Health Care Facilities Financing Authority Revenue Bonds	375	5.250	07/01/30	362
New Jersey State Educational Facilities Authority Revenue Bonds	1,000	5.750	09/01/10	1,059
New Jersey State Housing & Mortgage Finance Agency Revenue Bonds (µ)	740	4.300	11/01/07	740
New Jersey State Turnpike Authority Revenue Bonds (µ)	500	5.500	01/01/09	512
Tobacco Settlement Financing Corp. Revenue Bonds	1,000	5.500	06/01/11	1,065
Tobacco Settlement Financing Corp. Revenue Bonds (æ)	210	4.375	06/01/19	211
Tobacco Settlement Financing Corp. Revenue Bonds	2,675	4.500	06/01/23	2,514
Tobacco Settlement Financing Corp. Revenue Bonds	500	5.000	06/01/41	429

				11,714

New York - 9.1%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,609
City of New York New York General Obligation Unlimited	500	5.000	08/01/10	519
City of New York New York General Obligation Unlimited	1,000	5.250	08/01/10	1,045
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/11	1,574
City of New York New York General Obligation Unlimited	125	5.750	08/01/11	133
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	896
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	796
City of New York New York General Obligation Unlimited	235	5.250	11/01/12	251

Tax Exempt Bond Fund	65

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

City of New York New York General Obligation Unlimited (µ)	1,000	5.000	08/01/14	1,075
City of New York New York General Obligation Unlimited (µ)	1,000	5.000	08/01/17	1,063
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/21	1,563
City of New York New York General Obligation Unlimited	1,500	5.000	11/01/34	1,536
Long Island Power Authority Revenue Bonds (µ)	1,250	5.000	12/01/23	1,314
New York City Municipal Water Finance Authority Revenue Bonds	1,500	5.250	06/15/12	1,606
New York City Municipal Water Finance Authority Revenue Bonds	1,000	5.000	06/15/35	1,027
New York City Municipal Water Finance Authority Revenue Bonds	3,500	5.000	06/15/39	3,563
New York City Transitional Finance Authority Revenue Bonds	1,000	5.500	02/01/09	1,026
New York Mortgage Agency Revenue Bonds	425	5.150	04/01/17	438
New York State Dormitory Authority Revenue Bonds (µ)	560	7.000	07/01/09	580
New York State Dormitory Authority Revenue Bonds (µ)	960	5.000	02/15/13	1,022
New York State Dormitory Authority Revenue Bonds (Ê)	2,000	5.250	11/15/23	2,127
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,106
New York State Environmental Facilities Corp. Revenue Bonds	1,500	5.000	06/15/34	1,555
Sales Tax Asset Receivables Corp. Revenue Bonds (µ)	1,000	5.000	10/15/29	1,042
Suffolk County Industrial Development Agency Revenue Bonds	1,500	5.000	11/01/28	1,407
Suffolk County Judicial Facilities Agency Revenue Bonds (µ)	500	5.500	04/15/09	515
TSASC, Inc. Revenue Bonds (æ)	1,000	5.500	07/15/13	1,014
TSASC, Inc. Revenue Bonds	1,090	4.750	06/01/22	1,054
United Nations Development Corp. Revenue Bonds	1,000	5.000	07/01/11	1,002

				33,458

North Carolina - 2.4%
Mecklenburg County North Carolina General Obligation Unlimited	1,000	5.000	02/01/11	1,048
North Carolina Eastern Municipal Power Agency Revenue Bonds	250	5.500	01/01/10	259
North Carolina Medical Care Commission Revenue Bonds	500	5.400	10/01/27	501
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds (µ)	1,500	6.000	01/01/12	1,636
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds	200	5.500	01/01/13	214
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,059
State of North Carolina General Obligation Unlimited	900	5.000	06/01/14	972
State of North Carolina General Obligation Unlimited	2,000	5.000	03/01/15	2,167
University of North Carolina Revenue Bonds (æ)	1,065	5.375	12/01/14	1,131

				8,987

North Dakota - 0.2%
County of Williams North Dakota Revenue Bonds	750	5.000	11/01/31	730

Ohio - 1.8%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	1,805	6.500	06/01/47	1,877
City of Columbus Ohio General Obligation Limited	585	5.250	01/01/11	616
Jackson Local School District Stark & Summit Counties General Obligation Unlimited (µ)	500	Zero coupon	12/01/07	499
Ohio State Building Authority Revenue Bonds	575	5.750	04/01/08	580
Ohio State Higher Educational Facility Commission Revenue Bonds	1,000	5.000	12/01/09	1,028
State of Ohio General Obligation Unlimited	1,500	5.000	09/15/14	1,616
University of Cincinnati Revenue Bonds (µ)	300	5.500	06/01/08	304

				6,520

66	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Oklahoma - 0.9%
Oklahoma Development Finance Authority Revenue Bonds (æ)	1,000	5.750	08/15/13	1,050
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	286
Oklahoma Development Finance Authority Revenue Bonds	1,000	5.000	02/15/16	1,051
Oklahoma Housing Finance Agency Revenue Bonds	45	7.600	09/01/15	46
Tulsa Industrial Authority Revenue Bonds	1,000	5.000	10/01/37	998

				3,431

Oregon - 0.8%
Clackamas County School District No. 62C Oregon City General Obligation Unlimited (æ)	435	6.000	06/15/11	463
Oregon State Department of Administrative Services Revenue Bonds (µ)	750	5.250	04/01/10	775
Oregon State Department of Transportation Revenue Bonds	1,000	5.000	11/15/13	1,074
State of Oregon General Obligation Limited	650	5.700	10/01/32	653

				2,965

Pennsylvania - 3.4%
Allegheny County Industrial Development Authority Revenue Bonds (Ê)(µ)	300	3.460	06/01/38	300
Allegheny County Port Authority Revenue Bonds (µ)	250	5.500	03/01/17	267
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,360
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,747
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,454
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,083
Cumberland County Municipal Authority Revenue Bonds	645	5.000	01/01/36	597
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	186
Lancaster Higher Education Authority Revenue Bonds	1,705	5.000	04/15/25	1,760
Montgomery County Higher Education & Health Authority Revenue Bonds	1,000	5.125	06/01/32	1,007
Norwin School District General Obligation Unlimited (µ)(æ)	250	6.000	04/01/20	264
Pennsylvania Turnpike Commission Revenue Bonds (Ê)(µ)	900	3.430	10/01/22	900
Sayre Health Care Facilities Authority Revenue Bonds (æ)	555	5.300	12/01/12	575

				12,500

Puerto Rico - 5.2%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	803
Commonwealth of Puerto Rico General Obligation Unlimited	1,000	5.500	07/01/18	1,092
Commonwealth of Puerto Rico General Obligation Unlimited	1,780	5.250	07/01/22	1,845
Commonwealth of Puerto Rico General Obligation Unlimited (µ)	1,000	5.250	07/01/27	1,038
Commonwealth of Puerto Rico General Obligation Unlimited	1,000	5.250	07/01/32	1,031
Government Development Bank for Puerto Rico Revenue Bonds	3,250	5.000	12/01/09	3,331
Puerto Rico Convention Center Authority Revenue Bonds (µ)	1,250	5.000	07/01/31	1,301
Puerto Rico Electric Power Authority Revenue Bonds	500	5.000	07/01/08	505
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	565
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,103
Puerto Rico Public Buildings Authority Revenue Bonds	2,000	5.500	07/01/23	2,104
Puerto Rico Public Finance Corp. Revenue Bonds (Ê)(µ)	3,250	5.750	08/01/27	3,447

				19,165

Tax Exempt Bond Fund	67

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Rhode Island - 0.3%
Rhode Island Economic Development Corp. Revenue Bonds (µ)	1,000	5.000	06/15/12	1,059

South Carolina - 1.9%
Greenville County School District Revenue Bonds	1,000	5.000	12/01/11	1,049
Orangeburg Joint Governmental Action Authority Revenue Bonds (µ)	1,050	5.000	10/01/09	1,081
Richland-Lexington Airport District Revenue Bonds (µ)	500	5.000	01/01/09	509
Richland-Lexington Airport District Revenue Bonds (µ)	440	5.000	01/01/10	453
South Carolina Jobs-Economic Development Authority Revenue Bonds	950	5.625	11/15/30	980
South Carolina State Public Service Authority Revenue Bonds (µ)	375	5.500	01/01/11	393
South Carolina Transportation Infrastructure Bank Revenue Bonds (µ)(æ)	2,500	5.250	10/01/31	2,659

				7,124

South Dakota - 0.7%
South Dakota Housing Development Authority Revenue Bonds	1,000	4.800	05/01/22	1,000
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,409

				2,409

Tennessee - 1.7%
Clarksville Natural Gas Acquisition Corp. Revenue Bonds	1,000	5.000	12/15/14	1,032
Memphis-Shelby County Airport Authority Revenue Bonds	2,160	5.050	09/01/12	2,230
Tennessee Energy Acquisition Corp. Revenue Bonds	1,000	5.000	02/01/16	1,031
Tennessee Energy Acquisition Corp. Revenue Bonds	1,000	5.250	09/01/17	1,050
Tennessee Housing Development Agency Revenue Bonds	950	5.375	01/01/18	975

				6,318

Texas - 11.5%
Alvin Independent School District General Obligation Unlimited	515	6.750	08/15/09	544
Alvin Independent School District General Obligation Unlimited	545	6.750	08/15/10	591
Boerne Independent School District General Obligation Unlimited	1,380	5.250	02/01/27	1,448
Boerne Independent School District General Obligation Unlimited	1,500	5.250	02/01/29	1,570
Canadian River Municipal Water Authority Revenue Bonds (µ)	1,080	5.000	02/15/11	1,127
Canadian River Municipal Water Authority Revenue Bonds (µ)	800	5.000	02/15/17	857
Canadian River Municipal Water Authority Revenue Bonds (µ)	415	5.000	02/15/18	442
City of Dallas Texas Revenue Bonds (µ)	1,000	4.875	08/15/23	1,014
City of Dallas Texas Revenue Bonds (µ)	3,500	5.000	10/01/24	3,561
City of San Antonio Texas Revenue Bonds	1,000	5.250	02/01/13	1,075
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,070
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,536
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,080
County of Harris Texas General Obligation Limited	1,435	5.250	08/15/09	1,480
County of Harris Texas Revenue Bonds (Ê)(µ)	1,500	5.000	08/15/21	1,537
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,248
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	800
Midlothian Development Authority Tax Allocation (µ)	500	5.000	11/15/09	510
North East Independent School District General Obligation Unlimited	1,000	5.000	08/01/18	1,076
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,134
North Texas Tollway Authority Revenue Bonds (Ê)(µ)(æ)	15	5.000	01/01/18	15

68	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

North Texas Tollway Authority Revenue Bonds (Ê)(µ)	985	5.000	01/01/18	995
Port of Corpus Christi Authority of Nueces County Texas Revenue Bonds	385	5.350	11/01/10	388
Round Rock Independent School District General Obligation Unlimited	1,000	6.500	08/01/10	1,077
Round Rock Independent School District General Obligation Unlimited (æ)	750	6.500	08/01/11	810
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	463
SA Energy Acquisition Public Facility Corp. Revenue Bonds	1,500	5.250	08/01/15	1,576
Sabine River Authority Revenue Bonds	1,500	5.200	05/01/28	1,342
San Leanna Educational Facilities Corp. Revenue Bonds	1,000	5.125	06/01/36	980
State of Texas General Obligation Unlimited	1,500	5.000	04/01/24	1,574
Texas A&M University Revenue Bonds	1,000	5.000	07/01/08	1,010
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	1,000	5.000	12/15/11	1,027
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds	1,000	5.000	12/15/13	1,029
Texas State Transportation Commission Revenue Bonds	1,000	5.000	04/01/18	1,074
Tyler Independent School District General Obligation Unlimited	1,350	5.000	02/15/10	1,393
University of Houston Revenue Bonds (µ)(æ)	2,000	5.500	02/15/30	2,091

				42,544

Utah - 0.5%
County of Utah Utah Revenue Bonds	200	5.050	11/01/17	208
Intermountain Power Agency Revenue Bonds (µ)	1,400	6.500	07/01/10	1,506

				1,714

Virgin Islands - 0.7%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	210
Virgin Islands Public Finance Authority Revenue Bonds	2,500	5.500	10/01/14	2,551

				2,761

Virginia - 1.8%
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	1,914
Suffolk Industrial Development Authority Revenue Bonds	625	5.300	09/01/31	604
Tobacco Settlement Financing Corp. Revenue Bonds	675	5.000	06/01/47	572
University of Virginia Revenue Bonds	1,295	5.000	06/01/20	1,359
University of Virginia Revenue Bonds	1,495	5.000	06/01/21	1,565
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	382
Virginia Housing Development Authority Revenue Bonds (µ)	400	5.375	07/01/36	410

				6,806

Washington - 4.2%
County of King Washington Revenue Bonds (µ)	1,625	5.000	01/01/14	1,737
Energy Northwest Revenue Bonds	1,000	7.000	07/01/08	1,023
Energy Northwest Revenue Bonds	1,000	5.000	07/01/11	1,048
Energy Northwest Revenue Bonds	1,000	5.000	07/01/14	1,071
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,227
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000	5.000	12/01/19	1,057
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000	5.000	12/01/14	1,076
Kitsap County Washington General Obligation Limited (µ)(æ)	775	5.750	07/01/14	821

Tax Exempt Bond Fund	69

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $

Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115	5.000	12/01/18	1,206
State of Washington General Obligation Unlimited	1,780	5.000	07/01/16	1,920
State of Washington General Obligation Unlimited	1,500	5.000	01/01/20	1,516
Tobacco Settlement Authority of Washington Revenue Bonds	840	6.500	06/01/26	880
Washington Higher Education Facilities Authority Revenue Bonds (µ)	1,000	5.000	11/01/13	1,033

				15,615

Wisconsin - 1.6%
City of Madison Wisconsin Revenue Bonds	280	4.875	10/01/27	291
Oconto Falls Public School District General Obligation Unlimited (µ)(æ)	750	5.750	03/01/13	803
State of Wisconsin Certificate Of Participation (µ)	2,825	5.000	03/01/11	2,950
Wisconsin Health & Educational Facilities Authority Revenue Bonds (µ)	1,425	5.000	12/01/10	1,481
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210	5.250	05/01/12	216
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220	5.250	05/01/13	227

				5,968

Total Municipal Bonds (cost $361,492)				361,454

Short-Term Investments - 1.1%
Russell Investment Company Money Market Fund	3,955,000			3,955

Total Short-Term Investments (cost $3,955)				3,955

Total Investments - 99.2% (identified cost $365,447)				365,409

Other Assets and Liabilities, Net - 0.8%				3,030

Net Assets - 100.0%				368,439

See accompanying notes which are an integral part of the financial statements.

70	Tax Exempt Bond Fund

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

%

Quality Ratings as a % of Value
(Unaudited)
AAA	49
AA	23
A	11
BBB	14
BB	1
Other	2

100

Economic Sector Emphasis as a % of Value
(Unaudited)
General Obligation	33
Utility Revenue	15
Other Revenue	14
Education Revenue	9
Industrial Revenue	9
Healthcare Revenue	9
Cash Equivalents	4
Leasing Revenue	3
Pollution Control Revenue	2
Housing Revenue	2
Refunded and Special Obligations	—

100

See accompanying notes which are an integral part of the financial statements.

Tax Exempt Bond Fund	71

Russell Investment Company

Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Alabama	0.3
Alaska	0.4
Arizona	1.2
California	8.4
Colorado	1.0
Connecticut	0.3
Delaware	0.2
District of Columbia	0.6
Florida	7.9
Georgia	2.6
Hawaii	0.5
Idaho	0.4
Illinois	4.1
Indiana	1.9
Iowa	0.4
Kansas	1.9
Louisiana	0.3
Maryland	3.0
Massachusetts	4.0
Michigan	2.5
Minnesota	1.4
Mississippi	0.3
Missouri	1.3
Montana	0.4
Nevada	0.5
New Hampshire	0.4
New Jersey	3.2
New York	9.1
North Carolina	2.4
North Dakota	0.2
Ohio	1.8
Oklahoma	0.9
Oregon	0.8
Pennsylvania	3.4
Puerto Rico	5.2
Rhode Island	0.3
South Carolina	1.9
South Dakota	0.7
Tennessee	1.7
Texas	11.5
Utah	0.5
Virgin Islands	0.7
Virginia	1.8
Washington	4.2
Wisconsin	1.6
Short-Term Investments	1.1

Total Investments	99.2
Other Assets and Liabilities, Net	0.8

100.0

See accompanying notes which are an integral part of the financial statements.

72	Tax Exempt Bond Fund

(This page intentionally left blank)

Russell Investment Company

Tax-Managed Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Tax-Managed Large Cap Fund - Class S
	Total Return
1 Year	17.28%
5 Years	13.71	%§
10 Years	6.63	%§

Tax-Managed Large Cap Fund - Class E ‡
	Total Return
1 Year	17.01%
5 Years	13.44	%§
10 Years	6.45	%§

Tax-Managed Large Cap Fund - Class C ‡‡
	Total Return
1 Year	16.11%
5 Years	12.58	%§
10 Years	5.77	%§

Standard & Poor’s 500® Composite Stock Price Index **
	Total Return
1 Year	14.56%
5 Years	13.88	%§
10 Years	7.10	%§

74	Tax-Managed Large Cap Fund

Russell Investment Company

Tax-Managed Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Tax-Managed Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Tax-Managed Large Cap Fund Class C, Class E and Class S Shares gained 16.11%, 17.01% and 17.28% respectively. This compared to the S&P 500® Index, which gained 14.56% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2007, the Lipper® Large-Cap Core Funds Average returned 14.44%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

An overweight to the consumer discretionary sector (one of the weakest performing sectors in the Fund’s benchmark) and an underweight to the integrated oils sector (one of the best performing sectors in the benchmark) detracted from Fund returns. The outperformance of growth stocks versus value stocks contributed to the Fund’s returns as a result of the tilt towards growth stocks in the Fund and in the managers’ selection of companies. Stock selection in the health care and technology sectors, two sectors traditionally identified with growth investing, contributed positively to Fund performance. Stock selection within the financial services sector contributed positively to Fund performance as well due to lower exposures to the banking related areas and greater exposure to non-banking related areas such as securities brokerage and services. The Fund’s underweight to stocks with larger dividend yields benefited Fund returns as lower yielding stocks performed better. Companies that had higher valuations (as represented by their price to book and price to earnings ratios) and higher levels of estimated growth outperformed and contributed positively to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s growth managers, Sands Capital Management, Inc. and Turner Investment Partners, Inc., outperformed their style benchmark (the Russell 1000® Growth Index which returned 19.23% for the year), as well as the S&P 500® Index. Relative to the Fund’s benchmark, Turner was the strongest performer in the Fund as its investment process favors higher growth and earnings momentum companies that were in favor over this period. Positive stock selection across a majority of sectors, but particularly within the health care, technology, consumer discretionary, and financial services sectors, contributed significantly to its outperformance. Turner’s sector weighting decisions also contributed positively to performance on account of a sizable underweight to the financial services sector and overweight to the technology sector. Sands benefited as well from the market’s preference for companies with higher historical and estimated growth during the period. Sands experienced positive results from its stock selection across most sectors, particularly within the financial services, health care, and technology sectors. Sands’ sector weighting decisions detracted modestly from performance as a result of an overweight to the consumer discretionary sector and an underweight to the integrated oils sector.

J.P. Morgan Investment Management, Inc., a market-oriented manager, outperformed the benchmark by a small margin. Positive stock selection in the materials and processing, consumer discretionary, and consumer staples sectors offset weak stock selection in the financial services and technology sectors.

The two value managers in the Fund, Armstrong Shaw Associates, Inc. and Palisades Investment Partners, LLC, underperformed the S&P 500 Index. While Armstrong Shaw underperformed its style benchmark (the Russell 1000® Value Index which returned 10.83% for the year), Palisades outperformed the Russell 1000® Value Index during the period. From October 31, 2006 to March 26, 2007, Nicholas-Applegate managed assets in the Fund. Nicholas-Applegate was replaced by Armstrong Shaw on March 27, 2007. In the period that Nicholas-Applegate was in the Fund, it outperformed the Fund’s benchmark, mainly due to an underweight in the technology sector and stock selection in the integrated oils and other energy sectors. Armstrong Shaw underperformed the Fund’s benchmark as a result of both its stock selection and

Tax-Managed Large Cap Fund	75

Russell Investment Company

Tax-Managed Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

sector weighting decisions. Stock selection detracted the most from Armstrong Shaw’s return, due primarily to its stock selection within the consumer discretionary, health care, and technology sectors. Armstrong Shaw’s sector weighting decisions detracted from returns due mostly to an overweight to the financial services sector.

Palisades Investment Partners, LLC underperformed the Fund’s benchmark as well, albeit by a small margin. Palisades’ stock selection had a positive impact on results, but this was more than offset by the negative impact from its sector weighting decisions. Stock selection was positive across most sectors, with the largest positive impacts stemming from selection within the consumer discretionary and financial services sectors. Palisades’ sector weighting decisions detracted most from returns as a result of a sizable overweight to the financial services sector, an underweight to the technology sector, and no exposure to the other energy and materials and processing sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2007, Armstrong Shaw replaced Nicholas-Applegate Capital Management, LLC as a money manager in the Fund.

Money Managers as of October 31, 2007	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
Palisades Investment Partners, LLC	Value
Sands Capital Management, Inc.	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

The Standard & Poor’s 500® Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to December 5, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on December 1, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class S Shares from November 1, 1997 to November 30, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

76	Tax-Managed Large Cap Fund

Russell Investment Company

Tax-Managed Large Cap Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,078.60	$1,015.53
Expenses Paid During Period*	$10.06	$9.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,083.30	$1,019.31
Expenses Paid During Period*	$6.14	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2007	$1,000.00	$1,000.00
Ending Account Value October 31, 2007	$1,084.40	$1,020.57
Expenses Paid During Period*	$4.83	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Tax-Managed Large Cap Fund	77

Russell Investment Company

Tax-Managed Large Cap Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.2%
Auto and Transportation - 1.6%
Burlington Northern Santa Fe Corp.	4,200	366
CH Robinson Worldwide, Inc. (Ñ)	25,520	1,274
CSX Corp.	27,800	1,244
Expeditors International Washington, Inc. (Ñ)	45,500	2,304
FedEx Corp.	200	21
Harley-Davidson, Inc.	3,100	160
Norfolk Southern Corp.	35,800	1,849
United Parcel Service, Inc. Class B	35,590	2,673

		9,891

Consumer Discretionary - 13.5%
Abercrombie & Fitch Co. Class A (Ñ)	9,300	737
Activision, Inc. (Æ)	59,640	1,411
Advance Auto Parts, Inc.	8,500	290
Allied Waste Industries, Inc. (Æ)(Ñ)	176,600	2,232
Apollo Group, Inc. Class A (Æ)	24,110	1,911
CBS Corp. Class B (Ñ)	52,850	1,517
Citadel Broadcasting Corp. (Ñ)	103,176	454
Coach, Inc. (Æ)	10,100	369
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	15,800	527
eBay, Inc. (Æ)	26,700	964
Electronic Arts, Inc.(Æ)	3,400	208
Gemstar - TV Guide International, Inc. (Æ)	1,796	12
Google, Inc. Class A (Æ)	26,810	18,955
Guess ?, Inc. (Ñ)	24,570	1,263
Hanesbrands, Inc. (Æ)(Ñ)	48,500	1,505
Home Depot, Inc.	12,100	381
International Game Technology	7,100	310
Iron Mountain, Inc. (Æ)(Ñ)	40,350	1,401
Kohl’s Corp. (Æ)	10,400	572
Las Vegas Sands Corp. (Æ)(Ñ)	14,990	1,995
Lowe’s Cos., Inc. (Ñ)	243,300	6,542
McDonald’s Corp.	37,900	2,263
News Corp. Class A	90,900	1,970
Nike, Inc. Class B	25,600	1,696
Staples, Inc.	28,400	663
Starbucks Corp. (Æ)	202,400	5,400
Starwood Hotels & Resorts Worldwide, Inc. (ö)	5,700	324
Target Corp.	22,900	1,405
Tim Hortons, Inc. (Ñ)	2,573	98
Time Warner, Inc.	268,775	4,908
Under Armour, Inc. Class A (Æ)(Ñ)	15,570	969
VeriSign, Inc. (Æ)(Ñ)	40,200	1,370

	Principal Amount ($) or Shares	Market Value $
Wal-Mart Stores, Inc.	91,300	4,128
Walt Disney Co. (The)	147,600	5,111
Wyndham Worldwide Corp. (Ñ)	102,500	3,365
Wynn Resorts, Ltd. (Ñ)	9,600	1,550
Yahoo!, Inc. (Æ)	97,790	3,041
Yum! Brands, Inc.	16,000	644

		82,461

Consumer Staples - 5.4%
Altria Group, Inc.	45,800	3,340
Anheuser-Busch Cos., Inc.	14,200	728
Coca-Cola Co. (The)	99,420	6,140
Colgate-Palmolive Co.	11,300	862
ConAgra Foods, Inc.	41,500	985
General Mills, Inc.	13,700	791
Kraft Foods, Inc. Class A	114,104	3,812
Molson Coors Brewing Co. Class B	28,600	1,637
PepsiCo, Inc.	55,410	4,085
Procter & Gamble Co.	110,385	7,674
Safeway, Inc.	18,100	615
Walgreen Co.	61,100	2,423

		33,092

Financial Services - 16.7%
Aflac, Inc.	3,800	239
AllianceBernstein Holding, LP (Ñ)	14,000	1,196
Allstate Corp. (The)	39,000	2,044
AMBAC Financial Group, Inc. (Ñ)	23,850	878
American Express Co.	53,710	3,274
American International Group, Inc.	79,500	5,018
AON Corp. (Ñ)	34,130	1,547
Apartment Investment & Management Co. Class A (ö)(Ñ)	1,000	47
Assurant, Inc. (Ñ)	6,900	403
Bank of America Corp.	146,979	7,096
Bank of New York Mellon Corp. (The)	74,211	3,625
Capital One Financial Corp.	65,370	4,288
Charles Schwab Corp. (The)	58,800	1,366
Cigna Corp.	26,700	1,401
CIT Group, Inc. (Ñ)	34,100	1,202
Citigroup, Inc.	196,600	8,238
City National Corp. (Ñ)	500	34
CME Group, Inc. Class A (Ñ)	10,140	6,756
Countrywide Financial Corp. (Ñ)	44,700	694
Discover Financial Services	40,350	779
E*TRADE Financial Corp. (Æ)(Ñ)	98,900	1,102
Federal National Mortgage Association	9,300	530
Franklin Resources, Inc.	3,300	428

78	Tax-Managed Large Cap Fund

Russell Investment Company

Tax-Managed Large Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Genworth Financial, Inc. Class A	19,700	538
Goldman Sachs Group, Inc. (The)	29,240	7,249
Hartford Financial Services Group, Inc.	9,800	951
Hospitality Properties Trust (ö)(Ñ)	7,000	277
Host Hotels & Resorts, Inc. (ö)	9,932	220
IntercontinentalExchange, Inc. (Æ)(Ñ)	37,510	6,684
Janus Capital Group, Inc. (Ñ)	79,400	2,740
JPMorgan Chase & Co.	48,200	2,265
Lehman Brothers Holdings, Inc.	33,300	2,109
Lincoln National Corp.	6,600	412
MBIA, Inc. (Ñ)	15,100	650
Merrill Lynch & Co., Inc.	32,300	2,132
MetLife, Inc. (Ñ)	13,500	929
Moody’s Corp. (Ñ)	74,400	3,253
Morgan Stanley	55,400	3,726
Piper Jaffray Cos. (Æ)(Ñ)	700	36
Progressive Corp. (The) (Ñ)	38,100	705
Prologis (ö)(Ñ)	7,200	517
Public Storage, Inc. (ö)(Ñ)	2,400	194
Simon Property Group, Inc. (ö)	1,900	198
State Street Corp.	28,200	2,249
TCF Financial Corp. (Ñ)	12,600	287
TD Ameritrade Holding Corp. (Æ)	79,500	1,522
Torchmark Corp.	7,900	515
Travelers Cos., Inc. (The)	10,000	522
US Bancorp	66,800	2,215
Ventas, Inc. (ö)	7,300	313
Wachovia Corp.	84,900	3,882
Wells Fargo & Co.	52,700	1,792
Western Union Co. (The)	2,440	54
WR Berkley Corp.	1,950	59
Zions Bancorporation (Ñ)	9,400	556

		101,936

Health Care - 15.1%
Abbott Laboratories	91,800	5,014
Abraxis BioScience, Inc. (Æ)(Ñ)	36,400	904
Aetna, Inc.	60,100	3,376
Allergan, Inc.	97,810	6,610
Amgen, Inc. (Æ)	22,000	1,278
Baxter International, Inc.	18,200	1,092
Biogen Idec, Inc. (Æ)	9,800	729
Celgene Corp. (Æ)(Ñ)	30,220	1,994
Cerner Corp. (Æ)(Ñ)	25,400	1,513
Covidien, Ltd.	60,425	2,514
CR Bard, Inc.	7,700	644
CVS Caremark Corp.	141,200	5,898

	Principal Amount ($) or Shares	Market Value $
Express Scripts, Inc. Class A (Æ)	29,100	1,836
Forest Laboratories, Inc. (Æ)	12,100	473
Genentech, Inc. (Æ)	50,300	3,729
Genzyme Corp. (Æ)	65,100	4,946
Gilead Sciences, Inc. (Æ)	93,520	4,320
GlaxoSmithKline PLC - ADR	25,700	1,317
Intuitive Surgical, Inc. (Æ)	25,370	8,293
Johnson & Johnson	49,316	3,214
Merck & Co., Inc.	95,000	5,535
Pfizer, Inc.	192,900	4,747
Schering-Plough Corp.	98,600	3,009
Sepracor, Inc. (Æ)(Ñ)	4,500	124
Shire PLC - ADR	28,360	2,131
Stryker Corp.	35,600	2,528
Teva Pharmaceutical Industries, Ltd. - ADR	47,600	2,095
Thermo Fisher Scientific, Inc. (Æ)	17,870	1,051
UnitedHealth Group, Inc.	63,400	3,116
Varian Medical Systems, Inc. (Æ)(Ñ)	50,200	2,448
Watson Pharmaceuticals, Inc. (Æ)(Ñ)	42,800	1,308
WellPoint, Inc. (Æ)	15,400	1,220
Wyeth	42,000	2,042
Zimmer Holdings, Inc. (Æ)	16,000	1,112

		92,160

Integrated Oils - 4.3%
BP PLC - ADR	19,100	1,490
Chevron Corp.	79,687	7,292
ConocoPhillips	73,479	6,243
Exxon Mobil Corp.	95,246	8,762
Marathon Oil Corp.	8,600	508
Occidental Petroleum Corp.	17,400	1,201
Royal Dutch Shell PLC - ADR	7,300	639

		26,135

Materials and Processing - 3.2%
Air Products & Chemicals, Inc.	10,400	1,018
Alcoa, Inc.	76,370	3,024
Archer-Daniels-Midland Co.	5,100	182
Bunge, Ltd.	20,330	2,342
Cemex SAB de CV - ADR (Æ)	80,836	2,479
Eastman Chemical Co.	6,900	459
Masco Corp. (Ñ)	12,100	291
Monsanto Co.	33,040	3,226
Nucor Corp.	22,360	1,387
Praxair, Inc.	9,500	812
Precision Castparts Corp.	8,620	1,291
Rohm & Haas Co. (Ñ)	8,400	436

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Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Temple-Inland, Inc.	11,600	623
United States Steel Corp.	21,500	2,320

		19,890

Miscellaneous - 3.4%
Eaton Corp.	14,600	1,352
Fortune Brands, Inc.	2,000	167
General Electric Co.	325,120	13,382
Honeywell International, Inc.	14,600	882
Johnson Controls, Inc.	49,500	2,164
Tyco International, Ltd.	69,125	2,846

		20,793

Other Energy - 4.6%
Anadarko Petroleum Corp.	24,100	1,422
Baker Hughes, Inc.	20,600	1,786
Cameron International Corp. (Æ)(Ñ)	26,840	2,613
Devon Energy Corp.	39,800	3,717
Dynegy, Inc. Class A (Æ)	3,332	31
EOG Resources, Inc.	5,400	479
FMC Technologies, Inc. (Æ)	25,000	1,516
Halliburton Co.	10,200	402
National Oilwell Varco, Inc. (Æ)	74,800	5,478
Schlumberger, Ltd.	80,300	7,755
Valero Energy Corp.	6,600	465
Weatherford International, Ltd. (Æ)	6,900	448
XTO Energy, Inc.	32,760	2,175

		28,287

Producer Durables - 4.4%
American Tower Corp. Class A (Æ)	14,600	645
Applied Materials, Inc.	110,190	2,140
Boeing Co.	8,200	808
Caterpillar, Inc.	6,800	507
Deere & Co.	14,640	2,268
Dover Corp.	17,100	787
Emerson Electric Co.	14,600	763
Ingersoll-Rand Co., Ltd. Class A	20,400	1,027
Lexmark International, Inc. Class A (Æ)(Ñ)	32,700	1,373
Lockheed Martin Corp.	8,600	946
Nokia OYJ - ADR	47,370	1,882
Northrop Grumman Corp.	12,000	1,004
Parker Hannifin Corp. (Ñ)	12,000	965
Raytheon Co.	9,800	623
Roper Industries, Inc. (Ñ)	32,960	2,334
Toll Brothers, Inc. (Æ)(Ñ)	11,400	261

	Principal Amount ($) or Shares	Market Value $
United Technologies Corp.	112,800	8,639

		26,972

Technology - 15.1%
Altera Corp.	59,600	1,169
Analog Devices, Inc.	3,000	100
Apple, Inc. (Æ)	54,590	10,369
Broadcom Corp. Class A (Æ)	158,800	5,169
Cisco Systems, Inc. (Æ)	397,930	13,156
Computer Sciences Corp. (Æ)(Ñ)	9,000	526
Corning, Inc.	75,500	1,832
Dell, Inc. (Æ)	71,600	2,191
Electronics for Imaging, Inc. (Æ)(Ñ)	15,800	360
EMC Corp. (Æ)	315,000	7,998
First Solar, Inc. (Æ)(Ñ)	11,230	1,784
Hewlett-Packard Co.	60,300	3,116
Intel Corp.	129,530	3,484
International Business Machines Corp.	71,500	8,303
Intersil Corp. Class A	1,700	52
Jabil Circuit, Inc.	38,800	843
Juniper Networks, Inc. (Æ)	15,400	554
Linear Technology Corp. (Ñ)	12,100	400
Microsoft Corp.	215,420	7,930
NCR Corp. (Æ)	22,300	615
Oracle Corp. (Æ)	202,400	4,487
Qualcomm, Inc.	57,300	2,448
Research In Motion, Ltd. (Æ)	14,010	1,744
Salesforce.com, Inc. (Æ)(Ñ)	73,230	4,128
Seagate Technology, Inc. (Æ)	26,700	—
Sun Microsystems, Inc. (Æ)	86,900	496
Sybase, Inc. (Æ)	25,600	732
Symantec Corp. (Æ)	157,500	2,958
Teradata Corp. (Æ)	22,300	636
Tyco Electronics, Ltd.	16,025	572
VeriFone Holdings, Inc. (Æ)	23,670	1,170
VMware, Inc. Class A (Æ)(Ñ)	14,220	1,775
Xilinx, Inc. (Ñ)	38,300	935

		92,032

Utilities - 5.9%
America Movil SAB de CV	79,700	5,212
American Electric Power Co., Inc.	12,400	598
AT&T, Inc.	156,606	6,545
Comcast Corp. Class A (Æ)(Ñ)	38,400	808
Comcast Corp. Special Class A (Æ)(Ñ)	104,500	2,181
Edison International	31,300	1,820
Embarq Corp. (Ñ)	17,052	902
Exelon Corp.	36,100	2,988

80	Tax-Managed Large Cap Fund

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Tax-Managed Large Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

FirstEnergy Corp.	8,900	620
Northeast Utilities	22,200	684
PG&E Corp.	46,600	2,280
Pinnacle West Capital Corp. (Ñ)	4,200	170
PPL Corp.	1,600	83
Sierra Pacific Resources	22,200	375
Spectra Energy Corp.	4,600	120
Sprint Nextel Corp.	168,256	2,877
Verizon Communications, Inc.	151,530	6,981
Xcel Energy, Inc. (Ñ)	23,300	525

		35,769

Total Common Stocks
(cost $399,105)		569,418

Short-Term Investments - 7.1%
Russell Investment Company Money Market Fund	41,251,000	41,251
United States Treasury Bills (ç)(z)(§) 3.650% due 12/20/07	2,000	1,990

Total Short - Term Investments
(cost $43,241)		43,241

Other Securities- 10.8%
Russell Investment Company Money Market Fund (×)	14,653,442	14,653
State Street Securities Lending Quality Trust (×)	51,518,715	51,519

Total Other Securities
(cost $66,172)		66,172

Total Investments - 111.1%
(identified cost $508,518)		678,831

Other Assets and Liabilities, Net - (11.1%)		(68,110)

Net Assets - 100.0%		610,721

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME) expiration date 12/07 (305)	USD	23,712	642
S&P 500 Index (CME) expiration date 12/07 (48)	USD	18,659	769

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			1,411

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	1.6
Consumer Discretionary	13.5
Consumer Staples	5.4
Financial Services	16.7
Health Care	15.1
Integrated Oils	4.3
Materials and Processing	3.2
Miscellaneous	3.4
Other Energy	4.6
Producer Durables	4.4
Technology	15.1
Utilities	5.9
Short-Term Investments	7.1
Other Securities	10.8

Total Investments	111.1
Other Assets and Liabilities, Net	(11.1)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

82	Tax-Managed Large Cap Fund

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Russell Investment Company

Tax-Managed Mid & Small Cap

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Tax-Managed Mid & Small Cap Fund - Class S
	Total Return
1 Year	16.97%
5 Years	17.72	%§
Inception *	6.57	%§

Tax-Managed Mid & Small Cap Fund - Class E ‡
	Total Return
1 Year	16.70%
5 Years	17.43	%§
Inception *	6.34	%§

Tax-Managed Mid & Small Cap Fund - Class C
	Total Return
1 Year	15.70%
5 Years	16.52	%§
Inception *	5.52	%§

Russell 2500™ Index **
	Total Return
1 Year	12.71%
5 Years	19.39	%§
Inception *	10.84	%§

84	Tax-Managed Mid & Small Cap

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Tax-Managed Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Tax-Managed Mid & Small Cap Fund Class C, Class E and Class S Shares gained 15.70%, 16.70% and 16.97% respectively. This compared to the Russell 2500™ Index, which gained 12.71% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2007, the Lipper® Mid-Cap Core Funds Average returned 15.89%. For the same period, the Lipper® Small-Cap Core Funds Average returned 9.70%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

An underweight to the financial services sector (one of the weakest performing sectors in the Fund’s benchmark) and an overweight to the health care and technology sectors (two of the best performing sectors in the benchmark) contributed positively to Fund returns. The outperformance of growth stocks versus value stocks contributed to the Fund’s returns as a result of the tilt towards growth in the Fund and in the managers’ stock selection. Stock selection in the health care and consumer discretionary sectors, two sectors traditionally identified with growth investing, contributed positively to Fund performance. Stock selection within the materials and processing and producer durables sectors contributed positively to Fund performance as well due to the strength in global demand. The Fund’s underweight to stocks with larger dividend yields benefited Fund returns as lower yielding stock outperformed. Companies that had higher valuations (as represented by their price to book and price to earnings ratios) and higher levels of estimated growth outperformed and contributed positively to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Both of the Fund’s growth managers, Transamerica Investment Management, LLC and Turner Investment Partners, Inc., outperformed their style benchmark (the Russell 2500™ Growth Index which returned 20.36% for the year) and Fund’s benchmark. Stock selection across most sectors, but particularly within the consumer discretionary, financial services, health care, and materials and processing sectors, contributed to Transamerica’s outperformance. Sector weighting decisions also contributed positively to Transamerica’s performance due to an underweight to the financial services sector and an overweight to the technology sector. Turner benefited from strong stock selection as well, particularly within the consumer discretionary, financial services, health care, producer durables, and materials and processing sectors. Sector weighting decisions also contributed positively to Turner’s performance due to an underweight to the financial services sector and an overweight to the technology sector.

Parametric Portfolio Associates LLC, a market oriented manager, underperformed the Fund’s benchmark as a result of its stock selection. Parametric’s index optimization strategy to minimize unrealized taxable capital gains led to its weak stock selection that detracted from results. Parametric’s stock selection within the financial services, health care and producer durables sectors also detracted from performance.

Chartwell Investment Partners, a value manager, outperformed its style benchmark (the Russell 2000® Value Index which returned 2.05% for the year) but lagged the Fund’s benchmark. Stock selection detracted most from Chartwell’s return, primarily due to stock selection within the consumer discretionary, financial services, and technology sectors. An overweight to the financial services sector detracted from Chartwell’s relative performance.

Netols Asset Management, Inc., a value manager, outperformed both its style benchmark (the Russell 2000® Value Index which returned 2.05% for the year) and the Fund’s benchmark. Netols’ sector weighting decisions contributed the most to its outperformance as a result of a significant underweight to the financial services sector and an overweight to the other energy sector. Stock selection was positive across most sectors and contributed to Netols’ outperformance. Stock selection within the producer durables and other energy sectors had a positive

Tax-Managed Mid & Small Cap Fund	85

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

impact on results, although this was partially offset by weaker stock selection within the consumer discretionary and consumer staples sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2007	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Transamerica Investment Management, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on December 1, 1999.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the returns of the Fund’s Class S Shares from December 1, 1999 to December 5, 2000 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

86	Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.30	$1,013.86
Expenses Paid During Period*	$11.69	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,065.80	$1,017.64
Expenses Paid During Period*	$7.81	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,067.50	$1,018.90
Expenses Paid During Period*	$6.51	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Tax-Managed Mid & Small Cap Fund	87

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.5%
Auto and Transportation - 4.7%
AAR Corp. (Æ)(Ñ)	14,875	477
Alaska Air Group, Inc. (Æ)(Ñ)	6,575	167
Alexander & Baldwin, Inc.	13,321	698
AMR Corp. (Æ)(Ñ)	9,300	223
ArvinMeritor, Inc. (Ñ)	9,430	140
BorgWarner, Inc.	5,110	540
Bristow Group, Inc. (Æ)(Ñ)	5,580	278
Con-way, Inc.	3,720	159
Fleetwood Enterprises, Inc. (Æ)(Ñ)	59,114	532
General Maritime Corp. (Ñ)	36,362	1,025
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	6,251	183
Gentex Corp. (Ñ)	13,110	272
Kirby Corp. (Æ)	10,680	488
Modine Manufacturing Co.	7,245	169
Nordic American Tanker Shipping (Ñ)	6,625	256
Old Dominion Freight Line, Inc. (Æ)(Ñ)	19,325	437
Overseas Shipholding Group, Inc.	5,850	435
Skywest, Inc.	7,965	217
Strattec Security Corp.	2,790	136
Tenneco, Inc. (Æ)	60,705	1,858
UTI Worldwide, Inc.	89,415	2,281
Visteon Corp. (Æ)(Ñ)	22,275	141
Wabtec Corp.	42,406	1,591
Winnebago Industries (Ñ)	23,488	606

		13,309

Consumer Discretionary - 18.1%
99 Cents Only Stores (Æ)(Ñ)	67,764	729
Aaron Rents, Inc.	13,504	286
Activision, Inc. (Æ)	157,175	3,717
Advisory Board Co. (The) (Æ)	6,782	436
Aeropostale, Inc. (Æ)	16,095	369
AMN Healthcare Services, Inc. (Æ)	8,410	160
AnnTaylor Stores Corp. (Æ)	4,620	143
Applebees International, Inc.	11,560	293
Arbitron, Inc. (Ñ)	19,290	977
Big 5 Sporting Goods Corp. (Ñ)	10,660	190
Borders Group, Inc. (Ñ)	9,925	153
Bright Horizons Family Solutions, Inc. (Æ)	8,425	327
Callaway Golf Co. (Ñ)	11,795	204
Carter’s, Inc. (Æ)(Ñ)	38,198	843
Casual Male Retail Group, Inc. (Æ)(Ñ)	70,288	588
Cato Corp. (The) Class A (Ñ)	26,400	530

	Principal Amount ($) or Shares	Market Value $
CDI Corp. (Ñ)	5,480	151
CEC Entertainment, Inc. (Æ)	16,500	492
Central European Distribution Corp. (Æ)(Ñ)	13,072	695
Consolidated Graphics, Inc. (Æ)	13,950	893
Corinthian Colleges, Inc. (Æ)(Ñ)	65,521	1,074
Corrections Corp. of America (Æ)	11,134	315
CoStar Group, Inc. (Æ)(Ñ)	15,765	907
Cox Radio, Inc. Class A (Æ)(Ñ)	49,315	596
DeVry, Inc. (Ñ)	17,296	946
Diamond Management & Technology Consultants, Inc.	43,547	465
DreamWorks Animation SKG, Inc. Class A (Æ)	8,930	291
Earthlink, Inc. (Æ)	109,400	865
Ethan Allen Interiors, Inc. (Ñ)	5,180	160
Focus Media Holding, Ltd.- ADR (Æ)(Ñ)	10,780	668
Fossil, Inc. (Æ)	29,716	1,116
Fred’s, Inc. Class A (Ñ)	64,871	688
FTI Consulting, Inc. (Æ)(Ñ)	30,434	1,653
GameStop Corp. Class A (Æ)	11,140	660
Gemstar-TV Guide International, Inc. (Æ)	265	2
Geo Group, Inc. (The) (Æ)(Ñ)	5,700	180
Greenfield Online, Inc. (Æ)	30,365	463
Guess ?, Inc.	15,750	809
Harman International Industries, Inc.	3,200	269
Harte-Hanks, Inc.	7,210	127
Hearst-Argyle Television, Inc. Class A	8,840	197
Heidrick & Struggles International, Inc. (Ñ)	3,600	156
Ihop Corp. (Ñ)	3,225	204
International Speedway Corp. Class A	3,990	177
inVentiv Health, Inc. (Æ)	5,660	239
Ipass, Inc. (Æ)(Ñ)	29,602	142
J Crew Group, Inc. (Æ)(Ñ)	6,770	253
John Wiley & Sons, Inc. Class A	5,840	257
Kellwood Co.	6,700	111
Kenexa Corp. (Æ)	41,160	1,207
Korn/Ferry International (Æ)	7,525	144
Krispy Kreme Doughnuts, Inc. (Æ)(Ñ)	21,600	69
Lamar Advertising Co. Class A (Ñ)	3,075	164
Landry’s Restaurants, Inc. (Ñ)	7,100	204
Life Time Fitness, Inc. (Æ)(Ñ)	5,610	340
Lifetime Brands, Inc. (Ñ)	37,225	597
LKQ Corp. (Æ)	8,350	322
Lodgenet Entertainment Corp. (Æ)(Ñ)	5,540	120

88	Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Matthews International Corp. Class A	22,500	1,025
MAXIMUS, Inc.	5,202	249
Men’s Wearhouse, Inc.	5,355	226
MPS Group, Inc. (Æ)	14,295	175
MSC Industrial Direct Co. Class A	8,919	434
Navigant Consulting, Inc. (Æ)(Ñ)	9,475	125
Net 1 UEPS Technologies, Inc. (Æ)(Ñ)	22,630	725
Oxford Industries, Inc. (Ñ)	11,800	306
Pep Boys-Manny Moe & Jack (Ñ)	11,320	167
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	54,865	1,597
Polo Ralph Lauren Corp. Class A	6,110	420
RadioShack Corp. (Ñ)	10,815	223
RC2 Corp. (Æ)	16,025	478
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	4,925	197
Rent-A-Center, Inc.(Æ)(Ñ)	10,102	162
School Specialty, Inc. (Æ)(Ñ)	22,761	768
Scientific Games Corp. Class A (Æ)	57,300	2,071
Service Corp. International	23,020	333
Sina Corp./China (Æ)(Ñ)	7,650	439
Station Casinos, Inc. (Ñ)	5,210	468
Stein Mart, Inc. (Ñ)	17,875	117
Strayer Education, Inc.	16,406	3,059
Sturm Ruger & Co., Inc. (Æ)(Ñ)	44,590	417
Tetra Tech, Inc. (Æ)	9,297	217
Toro Co.	4,960	276
Tupperware Brands Corp.	8,625	311
Under Armour, Inc. Class A (Æ)(Ñ)	11,610	723
United Online, Inc. (Ñ)	16,656	293
USANA Health Sciences, Inc. (Æ)(Ñ)	4,931	201
Valueclick, Inc. (Æ)(Ñ)	109,613	2,980
VistaPrint, Ltd. (Æ)(Ñ)	17,270	822
Watson Wyatt Worldwide, Inc. Class A	5,411	258
WESCO International, Inc. (Æ)(Ñ)	8,540	398
WMS Industries, Inc. (Æ)(Ñ)	27,645	958
Zumiez, Inc. (Æ)(Ñ)	10,510	440

		51,391

Consumer Staples - 2.4%
Coca-Cola Bottling Co. Consolidated	2,645	156
Cott Corp. (Æ)(Ñ)	86,107	617
Hain Celestial Group, Inc. (Æ)(Ñ)	7,729	271
Hansen Natural Corp.	10,230	696
J&J Snack Foods Corp.	5,950	212
Lance, Inc. (Ñ)	31,860	675
Longs Drug Stores Corp.	4,195	220
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	32,090	875

	Principal Amount ($) or Shares	Market Value $
Performance Food Group Co. (Æ)	8,039	217
Ralcorp Holdings, Inc. (Æ)	4,120	232
Rite Aid Corp. (Æ)(Ñ)	45,570	178
Ruddick Corp.	7,780	265
SunOpta, Inc. (Æ)(Ñ)	87,995	1,318
Tootsie Roll Industries, Inc. (Ñ)	6,108	157
TreeHouse Foods, Inc. (Æ)(Ñ)	23,300	650
Weis Markets, Inc. (Ñ)	3,845	169

		6,908

Financial Services - 14.9%
Advanta Corp. Class B (Ñ)	32,337	511
Affiliated Managers Group, Inc. (Æ)(Ñ)	4,550	599
Alexander’s, Inc. (Æ)(ö)(Ñ)	490	197
Alfa Corp. (Ñ)	6,670	121
American Campus Communities, Inc. (ö)	17,725	504
American Equity Investment Life Holding Co. (Ñ)	75,525	738
Arbor Realty Trust, Inc. (ö)(Ñ)	23,563	445
Argo Group International Holdings, Ltd. (Æ)	16,944	722
Bank of the Ozarks, Inc. (Ñ)	7,890	228
BioMed Realty Trust, Inc. (ö)	12,300	294
Boston Private Financial Holdings, Inc.	6,500	187
Capital Southwest Corp. (Ñ)	1,110	136
Capital Trust, Inc. Class A (ö)(Ñ)	4,615	156
Cash America International, Inc.	5,325	208
Cedar Shopping Centers, Inc. (ö)(Ñ)	68,321	878
CIT Group, Inc.	5,650	199
Citizens Republic Bancorp, Inc. (Ñ)	9,325	142
Cullen/Frost Bankers, Inc.	9,400	500
Delphi Financial Group, Inc. Class A	7,845	304
Deltic Timber Corp.	6,925	387
Dun & Bradstreet Corp.	3,850	373
EastGroup Properties, Inc. (ö)(Ñ)	3,875	185
Employers Holdings, Inc.	7,250	139
Enstar Group, Ltd. (Æ)(Ñ)	1,475	189
Euronet Worldwide, Inc. (Æ)(Ñ)	91,300	2,924
Extra Space Storage, Inc. (ö)(Ñ)	10,650	167
Federal Realty Investors Trust (ö)	3,380	298
FelCor Lodging Trust, Inc. (ö)	7,905	166
Fidelity National Financial, Inc. Class A	16,821	259
Fidelity National Information Services, Inc.	3,844	177

Tax-Managed Mid & Small Cap Fund	89

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

First Industrial Realty Trust, Inc. (ö)(Ñ)	14,704	599
First Midwest Bancorp, Inc. (Ñ)	14,828	499
First Potomac Realty Trust (ö)(Ñ)	13,650	285
FNB Corp. (Ñ)	13,745	228
Franklin Street Properties Corp. (ö)(Ñ)	8,825	143
Friedman Billings Ramsey Group, Inc. Class A (ö)(Ñ)	31,875	137
Fulton Financial Corp. (Ñ)	18,530	243
GATX Corp. (Ñ)	28,080	1,150
General Growth Properties, Inc. (ö)	10,200	555
Glacier Bancorp, Inc. (Ñ)	9,997	203
Glimcher Realty Trust (ö)(Ñ)	7,410	165
Greenhill & Co., Inc. (Ñ)	9,700	718
Hanover Insurance Group, Inc. (The)	15,894	732
Harleysville Group, Inc. (Ñ)	4,925	154
Health Care REIT, Inc. (ö)	4,510	200
Hersha Hospitality Trust (ö)(Ñ)	64,950	702
Home Properties, Inc. (ö)	10,180	523
Huntington Bancshares, Inc.	10,930	196
IndyMac Bancorp, Inc. (Ñ)	1,725	23
Infinity Property & Casualty Corp.	3,025	122
Inland Real Estate Corp. (ö)(Ñ)	10,800	161
Interactive Brokers Group, Inc. Class A (Æ)(Ñ)	8,100	234
International Securities Exchange Holdings, Inc. Class A	4,000	268
Investment Technology Group, Inc. (Æ)	19,531	818
Investors Real Estate Trust (ö)(Ñ)	15,230	165
LandAmerica Financial Group, Inc. (Ñ)	2,742	76
Leucadia National Corp. (Ñ)	10,410	527
MCG Capital Corp.	11,200	157
Mercury General Corp.	3,250	167
MF Global, Ltd. (Æ)	16,370	484
Mid-America Apartment Communities, Inc. (ö)	28,268	1,470
National City Corp.	7,377	179
National Penn Bancshares, Inc. (Ñ)	9,060	153
Nationwide Health Properties, Inc. (ö)	7,670	239
Navigators Group, Inc. (Æ)	4,675	282
Nelnet, Inc. Class A (Ñ)	30,675	570
Nuveen Investments, Inc. Class A (Ñ)	5,530	358
Old National Bancorp (Ñ)	10,825	181
Old Republic International Corp.	14,477	222
Phoenix Cos., Inc. (The)	12,090	167
Piper Jaffray Cos. (Æ)(Ñ)	3,000	154

	Principal Amount ($) or Shares	Market Value $
PMI Group, Inc. (The)	5,435	87
Post Properties, Inc. (ö)	8,955	367
Provident Bankshares Corp. (Ñ)	5,146	127
Raymond James Financial, Inc.	9,058	337
Reinsurance Group of America, Inc.	4,685	268
RLI Corp. (Ñ)	10,150	590
Selective Insurance Group (Ñ)	6,565	160
Signature Bank (Æ)(Ñ)	33,800	1,154
Sotheby’s Holdings Class A (Ñ)	10,720	581
South Financial Group, Inc. (The)	8,465	175
Sovereign Bancorp, Inc.	11,963	173
State Auto Financial Corp. (Ñ)	4,405	121
State Street Corp.	4,936	394
Sterling Financial Corp. (Ñ)	6,428	145
Sun Communities, Inc. (ö)	31,377	957
Tanger Factory Outlet Centers (ö)(Ñ)	4,575	193
TD Ameritrade Holding Corp. (Æ)	13,900	266
Texas Capital Bancshares, Inc. (Æ)	76,365	1,690
UCBH Holdings, Inc.	30,079	513
UnionBanCal Corp.	3,300	178
United Bankshares, Inc. (Ñ)	14,500	439
United Fire & Casualty Co. (Ñ)	20,450	655
Valley National Bancorp (Ñ)	12,549	257
Vornado Realty Trust (ö)	5,230	584
W Holding Co., Inc. (Ñ)	136,441	287
Waddell & Reed Financial, Inc. Class A	28,375	943
Washington Real Estate Investment Trust (ö)(Ñ)	7,720	272
Wells Fargo & Co.	5,467	186
Westamerica Bancorporation (Ñ)	12,833	617
Wintrust Financial Corp. (Ñ)	44,888	1,649
World Acceptance Corp. (Æ)(Ñ)	27,450	886

		42,193

Health Care - 13.0%
Abraxis BioScience, Inc. (Æ)(Ñ)	6,245	155
Adams Respiratory Therapeutics, Inc. (Æ)(Ñ)	4,725	208
Alexion Pharmaceuticals, Inc. (Æ)	8,470	648
Align Technology, Inc. (Æ)(Ñ)	24,445	506
Alpharma, Inc. Class A (Æ)(Ñ)	7,175	148
Amedisys, Inc. (Æ)(Ñ)	4,917	209
Applera Corp. - Celera Group (Æ)	33,440	545
Arthrocare Corp. (Æ)(Ñ)	23,035	1,494
Beckman Coulter, Inc.	8,570	607
BioMarin Pharmaceuticals, Inc. (Æ)	12,050	334
Celgene Corp. (Æ)	11,230	741

90	Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Charles River Laboratories International, Inc. (Æ)	4,718	274
Chattem, Inc. (Æ)(Ñ)	13,628	1,013
Cooper Cos., Inc. (The) (Ñ)	4,920	207
Covance, Inc. (Æ)	12,625	1,042
Coventry Health Care, Inc. (Æ)	8,550	516
Durect Corp. (Æ)(Ñ)	69,949	407
Gen-Probe, Inc. (Æ)	12,780	895
Gentiva Health Services, Inc. (Æ)	43,258	821
Haemonetics Corp. (Æ)	18,956	974
Healthspring, Inc. (Æ)(Ñ)	9,475	199
Henry Schein, Inc. (Æ)(Ñ)	11,690	700
Hlth Corp. (Æ)(Ñ)	19,215	271
Hologic, Inc. (Æ)	6,989	475
Human Genome Sciences, Inc. (Æ)(Ñ)	20,550	194
ICU Medical, Inc. (Æ)(Ñ)	20,515	823
Idexx Laboratories, Inc. (Æ)	20,393	2,483
ImClone Systems, Inc. (Æ)	5,990	258
Intuitive Surgical, Inc. (Æ)	2,040	667
Invitrogen Corp. (Æ)	16,236	1,475
Kindred Healthcare, Inc. (Æ)(Ñ)	10,425	221
KV Pharmaceutical Co. Class A (Æ)(Ñ)	53,733	1,684
Ligand Pharmaceuticals, Inc. Class B (Ñ)	24,975	134
Matria Healthcare, Inc. (Æ)(Ñ)	18,810	483
Medical Action Industries, Inc. (Æ)(Ñ)	37,282	766
Mentor Corp. (Ñ)	4,000	170
Merit Medical Systems, Inc. (Æ)(Ñ)	77,896	1,017
MGI Pharma, Inc. (Æ)	20,140	656
Millennium Pharmaceuticals, Inc. (Æ)	17,600	208
Nighthawk Radiology Holdings, Inc. (Æ)(Ñ)	116,190	2,735
Omnicell, Inc. (Æ)	8,150	215
Onyx Pharmaceuticals, Inc. (Æ)	10,980	513
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	5,694	237
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	38,791	715
PSS World Medical, Inc. (Æ)(Ñ)	36,080	729
Quality Systems, Inc. (Ñ)	12,990	471
Renovis, Inc. (Æ)(Ñ)	37,600	133
Respironics, Inc. (Æ)	18,650	934
Stericycle, Inc. (Æ)	12,591	734
Sunrise Senior Living, Inc. (Æ)(Ñ)	17,048	631
SurModics, Inc. (Æ)(Ñ)	14,920	847
Symmetry Medical, Inc. (Æ)(Ñ)	33,875	581
Techne Corp. (Æ)	3,040	198
Thoratec Corp. (Æ)	8,000	160
United Therapeutics Corp. (Æ)	4,850	332

	Principal Amount ($) or Shares	Market Value $
US Physical Therapy, Inc. (Æ)	31,441	462
Viropharma, Inc. (Æ)(Ñ)	15,275	131
Vital Signs, Inc.	13,600	719
WebMD Health Corp. Class A (Æ)(Ñ)	3,400	156
WellCare Health Plans, Inc. (Æ)(Ñ)	4,120	100
Zoll Medical Corp. (Æ)	11,060	271
Zymogenetics, Inc. (Æ)(Ñ)	10,875	146

		36,778

Integrated Oils - 0.1%
Delta Petroleum Corp. (Æ)(Ñ)	13,800	258

Materials and Processing - 7.8%
Acuity Brands, Inc.	12,697	607
Apex Silver Mines, Ltd. (Æ)	9,425	193
Apogee Enterprises, Inc. (Ñ)	27,975	658
Arch Chemicals, Inc.	5,780	264
Beacon Roofing Supply, Inc. (Æ)(Ñ)	1,050	9
Brush Engineered Materials, Inc. (Æ)(Ñ)	14,678	709
Buckeye Technologies, Inc. (Æ)	12,300	220
Celanese Corp. Class A	13,410	563
CF Industries Holdings, Inc.	6,820	599
Clarcor, Inc. (Ñ)	20,025	730
Coeur d’Alene Mines Corp. (Æ)(Ñ)	41,925	166
Commercial Metals Co.	22,448	704
Compass Minerals International, Inc. (Ñ)	24,285	896
Cytec Industries, Inc.	6,750	450
EnerSys (Æ)	9,420	171
ENGlobal Corp. (Æ)	79,485	1,103
Ennis, Inc. (Ñ)	9,800	200
FMC Corp.	7,960	458
GrafTech International, Ltd. (Æ)	29,020	548
Graphic Packaging Corp. (Æ)(Ñ)	32,560	160
HB Fuller Co.	7,775	229
Hercules, Inc.	19,600	369
Huntsman Corp.	10,065	265
Interface, Inc. Class A	10,710	205
Interline Brands, Inc. (Æ)	6,950	166
Jacobs Engineering Group, Inc. (Æ)	21,079	1,837
Lennox International, Inc.	7,530	269
LSI Industries, Inc.	48,872	924
MGP Ingredients, Inc. (Ñ)	43,813	418
Minerals Technologies, Inc.	3,835	269
NCI Building Systems, Inc. (Æ)(Ñ)	3,500	137
Owens-Illinois, Inc. (Æ)	11,310	502
Polypore International, Inc. (Æ)(Ñ)	62,300	1,069

Tax-Managed Mid & Small Cap Fund	91

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Precision Castparts Corp.	5,000	749
Rogers Corp. (Æ)(Ñ)	4,580	225
RPM International, Inc.	13,056	280
Shaw Group, Inc. (The) (Æ)	8,870	662
Sonoco Products Co.	8,910	276
Southern Copper Corp. (Ñ)	4,050	566
Spartech Corp.	8,230	126
Standard Register Co. (The) (Ñ)	20,000	257
Terra Industries, Inc. (Æ)(Ñ)	33,451	1,234
Texas Industries, Inc. (Ñ)	5,500	402
Universal Forest Products, Inc. (Ñ)	3,925	141
USG Corp. (Æ)(Ñ)	6,077	242
Washington Group International, Inc. (Æ)	2,981	290
Watsco, Inc. (Ñ)	17,225	717

		22,234

Miscellaneous - 0.6%
Carlisle Cos., Inc.	6,097	241
Foster Wheeler, Ltd. (Æ)	6,545	970
Lancaster Colony Corp.	5,150	207
Walter Industries, Inc. (Ñ)	8,388	257

		1,675

Other Energy - 5.6%
Arch Coal, Inc. (Ñ)	7,800	320
Basic Energy Services, Inc. (Æ)(Ñ)	19,475	385
Core Laboratories NV (Æ)(Ñ)	3,060	447
Encore Acquisition Co. (Æ)	26,208	962
Exterran Holdings, Inc. (Æ)(Ñ)	6,702	564
Forest Oil Corp. (Æ)(Ñ)	26,091	1,268
Foundation Coal Holdings, Inc.	22,255	951
Global Industries, Ltd. (Æ)	31,019	764
Goodrich Petroleum Corp. (Æ)(Ñ)	7,150	237
Grey Wolf, Inc. (Æ)(Ñ)	38,735	218
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	21,225	982
Hercules Offshore, Inc. (Æ)	10,450	283
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	6,565	257
International Coal Group, Inc. (Æ)(Ñ)	139,778	752
Lufkin Industries, Inc. (Ñ)	3,130	186
Oil States International, Inc. (Æ)(Ñ)	6,815	294
Parker Drilling Co. (Æ)(Ñ)	31,395	265
Peabody Energy Corp.	13,600	758
PetroHawk Energy Corp. (Æ)	17,320	320
Plains Exploration & Production Co. (Æ)(Ñ)	9,947	507

	Principal Amount ($) or Shares	Market Value $
Range Resources Corp.	20,925	940
Southwestern Energy Co. (Æ)	16,670	862
Stone Energy Corp. (Æ)	7,700	343
Tesoro Corp.	19,240	1,165
W-H Energy Services, Inc. (Æ)	10,650	613
Whiting Petroleum Corp. (Æ)	20,587	1,113
Willbros Group, Inc. (Æ)	5,525	211

		15,967

Producer Durables - 7.6%
Ametek, Inc.	10,600	498
Applied Industrial Technologies, Inc.	8,810	312
AZZ, Inc. (Æ)	3,900	133
BE Aerospace, Inc. (Æ)	15,858	788
Beazer Homes USA, Inc. (Ñ)	9,225	104
C&D Technologies, Inc. (Æ)(Ñ)	89,443	431
Champion Enterprises, Inc. (Æ)(Ñ)	80,309	953
Covanta Holding Corp. (Æ)(Ñ)	8,670	235
Crown Castle International Corp. (Æ)	10,950	450
Dionex Corp. (Æ)(Ñ)	6,300	554
Donaldson Co., Inc.	23,464	1,006
EnPro Industries, Inc. (Æ)(Ñ)	19,250	789
Entegris, Inc. (Æ)	18,480	169
ESCO Technologies, Inc. (Æ)(Ñ)	3,925	162
FEI Co. (Æ)(Ñ)	5,525	160
Flowserve Corp.	4,980	393
General Cable Corp. (Æ)(Ñ)	29,505	2,124
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	9,475	108
IDEX Corp.	16,737	593
Kadant, Inc. (Æ)	16,550	537
Kennametal, Inc.	17,005	1,551
Lennar Corp. Class A (Ñ)	6,700	153
Littelfuse, Inc. (Æ)	5,680	181
MasTec, Inc. (Æ)(Ñ)	10,525	166
MDC Holdings, Inc. (Ñ)	4,807	195
Middleby Corp. (Æ)(Ñ)	14,890	970
Mueller Water Products, Inc. Class B	12,827	136
Orbital Sciences Corp. (Æ)(Ñ)	11,591	296
Pentair, Inc.	8,700	308
Polycom, Inc. (Æ)	21,295	596
Robbins & Myers, Inc.	22,987	1,662
Roper Industries, Inc.	7,450	528
SBA Communications Corp. Class A (Æ)	18,150	646
Standard-Pacific Corp. (Ñ)	12,450	60
TAL International Group, Inc. (Ñ)	23,500	555
Tennant Co.	23,175	1,093

92	Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Terex Corp. (Æ)	13,140	975
Varian Semiconductor Equipment Associates, Inc. (Æ)	18,356	845

		21,415

Technology - 13.7%
3Com Corp. (Æ)	50,045	244
American Science & Engineering, Inc. (Ñ)	14,626	884
Anadigics, Inc. (Æ)(Ñ)	22,210	328
Anixter International, Inc. (Æ)(Ñ)	10,030	721
Ansys, Inc. (Æ)	18,720	727
Atheros Communications, Inc. (Æ)(Ñ)	14,620	513
Avnet, Inc. (Æ)	9,335	390
BEA Systems, Inc. (Æ)(Ñ)	27,925	472
Benchmark Electronics, Inc. (Æ)	50,862	1,043
Black Box Corp.	4,436	177
BMC Software, Inc. (Æ)	12,450	421
CACI International, Inc. Class A (Æ)(Ñ)	21,988	1,184
Cavium Networks, Inc. (Æ)(Ñ)	7,880	229
Cbeyond, Inc. (Æ)(Ñ)	10,940	428
Ciena Corp. (Æ)	14,220	681
Cognizant Technology Solutions Corp. Class A (Æ)	6,000	249
CSG Systems International, Inc. (Æ)	6,573	135
Diodes, Inc. (Æ)(Ñ)	29,338	970
Electronics for Imaging, Inc. (Æ)	40,675	927
Emulex Corp. (Æ)	49,648	1,075
EPIQ Systems, Inc. (Æ)(Ñ)	40,072	777
F5 Networks, Inc. (Æ)	29,770	1,073
Fairchild Semiconductor International, Inc. (Æ	26,875	491
Flir Systems, Inc. (Æ)	6,570	456
Formfactor, Inc. (Æ)	6,249	244
Foundry Networks, Inc. (Æ)	49,150	1,039
GTSI Corp. (Æ)(Ñ)	44,268	492
Harris Corp.	3,880	235
Informatica Corp. (Æ)	159,739	2,728
Intersil Corp. Class A	10,130	307
Kemet Corp. (Æ)(Ñ)	23,005	163
Lattice Semiconductor Corp. (Æ)	28,860	121
LSI Corp. (Æ)	40,609	268
Macrovision Corp. (Æ)(Ñ)	105,135	2,523
Mantech International Corp. Class A (Æ)	26,783	1,065
Mentor Graphics Corp. (Æ)	28,050	449
Microchip Technology, Inc.	13,250	440

	Principal Amount ($) or Shares	Market Value $
Netgear, Inc. (Æ)	6,525	231
Omniture, Inc. (Æ)	13,380	457
Omnivision Technologies, Inc. (Æ)(Ñ)	9,250	205
ON Semiconductor Corp. (Æ)(Ñ)	33,545	342
Parametric Technology Corp. (Æ)	29,835	570
Perot Systems Corp. Class A (Æ)(Ñ)	51,525	752
Plexus Corp. (Æ)	7,375	190
Progress Software Corp. (Æ)	35,500	1,161
RF Micro Devices, Inc. (Æ)(Ñ)	28,800	179
Salesforce.com, Inc. (Æ)	8,930	503
SanDisk Corp. (Æ)	3,510	156
Silicon Laboratories, Inc. (Æ)	11,290	493
SiRF Technology Holdings, Inc. (Æ)(Ñ)	52,280	1,559
Sonus Networks, Inc. (Æ)(Ñ)	103,380	713
Sunpower Corp. Class A (Æ)(Ñ)	6,430	813
Sycamore Networks, Inc. (Æ)(Ñ)	55,830	238
Syntel, Inc. (Ñ)	6,416	273
Varian, Inc. (Æ)	13,151	972
Veraz Networks, Inc. (Æ)(Ñ)	78,926	633
VeriFone Holdings, Inc. (Æ)	14,440	714
Vignette Corp. (Æ)	9,077	157
Zebra Technologies Corp. Class A (Æ)(Ñ)	76,756	3,000

		38,980

Utilities - 4.0%
Alaska Communications Systems Group, Inc. (Ñ)	101,334	1,649
Black Hills Corp. (Ñ)	15,675	696
Cablevision Systems Corp. Class A (Æ)	3,775	111
Central Vermont Public Service Corp. (Ñ)	6,600	210
Cleco Corp. (Ñ)	30,338	799
El Paso Electric Co. (Æ)	31,030	756
Empire District Electric Co. (The)	7,200	173
Great Plains Energy, Inc. (Ñ)	9,600	286
Level 3 Communications, Inc. (Æ)(Ñ)	88,695	269
NeuStar, Inc. Class A (Æ)(Ñ)	78,263	2,677
New Jersey Resources Corp. (Ñ)	5,455	269
Northwest Natural Gas Co. (Ñ)	4,175	201
NorthWestern Corp.	13,675	377
NSTAR	9,261	326
Otter Tail Corp. (Ñ)	5,290	183
PNM Resources, Inc. (Ñ)	18,925	473
Puget Energy, Inc.	8,190	231
SCANA Corp.	8,870	360

Tax-Managed Mid & Small Cap Fund	93

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Southwest Gas Corp.	8,940	266
Telephone & Data Systems, Inc.	5,915	413
Wisconsin Energy Corp.	11,400	546

		11,271

Total Common Stocks
(cost $203,776)		262,379

Short-Term Investments - 7.5%
Russell Investment Company Money Market Fund	20,235,000	20,235
United States Treasury Bills (ç)(z)(§) 3.650% due 12/20/07	1,000	995

Total Short-Term Investments
(cost $21,230)		21,230

Other Securities - 32.2%
Russell Investment Company Money Market Fund (×)	20,641,254	20,641
State Street Securities Lending Quality Trust (×)	70,704,229	70,704

Total Other Securities
(cost $91,345)		91,345

Total Investments - 132.2%
(identified cost $316,351)		374,954

Other Assets and Liabilities, Net - (32.2%)		(91,405)

Net Assets - 100.0%		283,549

See accompanying notes which are an integral part of the financial statements.

94	Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME) expiration date 12/07 (256)	USD	21,307	811

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			811

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	4.7
Consumer Discretionary	18.1
Consumer Staples	2.4
Financial Services	14.9
Health Care	13.0
Integrated Oils	0.1
Materials and Processing	7.8
Miscellaneous	0.6
Other Energy	5.6
Producer Durables	7.6
Technology	13.7
Utilities	4.0
Short-Term Investments	7.5
Other Securities	32.2

Total Investments	132.2
Other Assets and Liabilities, Net	(32.2)

100.0

Futures Contracts	0.3

See accompanying notes which are an integral part of the financial statements.

Tax-Managed Mid & Small Cap Fund	95

Russell Investment Company

Select Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Select Growth Fund - Class I
	Total Return
1 Year	18.25%
5 Years	13.29	%§
Inception *	-0.02	%§

Select Growth Fund - Class S
	Total Return
1 Year	18.14%
5 Years	13.14	%§
Inception *	-0.15	%§

Select Growth Fund - Class E
	Total Return
1 Year	17.82%
5 Years	12.85	%§
Inception *	-0.42	%§

Select Growth Fund - Class C
	Total Return
1 Year	16.96%
5 Years	11.89	%§
Inception *	-1.28	%§

Russell 1000® Growth Index **
	Total Return
1 Year	19.22%
5 Years	12.61	%§
Inception *	-0.14	%§

96	Select Growth Fund

Russell Investment Company

Select Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Select Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007.

For the fiscal year ended October 31, 2007, the Select Growth Fund Class C, Class E, Class I and Class S Shares gained 16.96%, 17.82%, 18.25% and 18.14% respectively. This compared to the Russell 1000® Growth Index, which gained 19.22% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® Large-Cap Growth Funds Average returned 21.63%. For the same period, the Lipper Multi-Cap Growth Funds Average returned 23.57%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s sector positioning was unfavorable during the fiscal year ending October 31, 2007. The Fund’s underweight in materials and processing stocks detracted from performance as the sector (the top performer in the Russell 1000® Growth Index over this period) benefited from global demand, particularly from China and other emerging market countries that continued to develop their infrastructure. The Fund’s underweight to energy and commodity-oriented stocks in general detracted from performance. These stocks continued to perform strongly, benefiting from both global demand and, in the case of energy, record-high oil prices. Overweights in the consumer discretionary and financial services sectors also had a negative impact on performance, as concern about consumer spending grew due to rising energy prices and the developments in the subprime lending market.

Money manager stock selection had a positive impact on performance. In a reversal of what occurred in 2006, the market returned to rewarding earnings and the Fund’s overweight to companies with higher growth rates, higher valuations, and lower dividend yields contributed positively to the Fund’s fiscal 2007 performance. Stock selection was strongest in the consumer discretionary sector over the fiscal year, but weak in the slower-growing consumer staples sector. Finally, while it has been greatly reduced over the course of the year on a tactical basis, an out-of-benchmark exposure to microcap stocks had a negative impact on performance as those stocks underperformed both large cap and small cap stocks.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Two of the Fund’s large cap managers had difficulty due to the adverse factor environment, particularly in the first part of the period, which favored commodity-oriented stocks. Sustainable Growth Advisers, LP and Delaware Management Company both trailed the Fund’s benchmark due to their more stable, consistent growth focused strategies, which kept them out of energy and other commodity-oriented stocks. Delaware was able to make up the lost ground for the period while Sustainable Growth Advisers was not.

In a reversal from 2006, the Fund’s emphasis on companies experiencing positive earnings surprises and revisions allowed the Fund to capitalize on the market once again rewarding earnings growth. Stocks with higher growth and higher momentum, two of the Fund’s main overweights, generally performed better, but it was later in the fiscal year that momentum really gained favor. The Fund benefited from manager stock selection in the consumer discretionary (particularly gaming stocks) and financial services sectors, as well as an underweight in utilities. The Fund’s underweight to earnings variability and the more commodity-oriented sectors that led the Index over the past year was the main detractor from performance during the period.

In addition to its underweight in the materials and processing and other energy sectors, Sustainable Growth Adviser’s underweight in technology stocks was a major detractor from performance. Stock selection was weakest in the consumer discretionary (restaurants and retail) and consumer staples sectors. The biggest positive contributors to their performance were an overweight in the other sector and a zero weight in utilities.

Despite difficulty in the first half of the year due to a lack of exposure to more commodity oriented companies and unfavorable sector weights, particularly an overweight in the consumer discretionary sector and a zero weight in the other energy sector, Delaware outperformed for the period on the

Select Growth Fund	97

Russell Investment Company

Select Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

strength of its stock selection. Stock selection was strongest in the consumer discretionary (gaming), financial services (brokerages), and technology (communications technology) sectors. After a difficult 2006, Delaware’s highly concentrated portfolio of stocks with high expected long-term growth prospects fared much better in 2007, particularly from May onward.

Fuller & Thaler underperformed its microcap benchmark (the Russell Microcap® Index which returned 5.05% for the year) due to weak stock selection in the technology, producer durables, and materials and processing sectors. An overweight in the consumer discretionary sector also detracted from performance. An underweight in financial services stocks contributed to performance, along with strong stock selection in the health care and autos and transportation sectors.

Turner Investment Partners, Inc. performed well over the entire period. Turner outperformed on the strength of its health care (biotech and pharmaceuticals), technology (communications), and consumer discretionary (retail) stock selection. Focusing on high earnings and price momentum, Turner’s process was much more in favor in 2007 as the earnings and price momentum factor was rewarded by the market.

Cornerstone Capital Management, Inc. added significant value since being added to the Fund in May 2007. Cornerstone benefited most from strong stock selection in the consumer discretionary sector. In that sector, stock selection in the gaming industry contributed the most to performance. Cornerstone’s overweight in technology stocks also contributed positively to its outperformance, while the biggest detractor was its stock selection in the materials and processing sector.

Suffolk Capital Management, LLC was added to the Fund in September, but underperformed for the short period from when it was added to the end of the fiscal year. During its short time in the Fund, Suffolk’s stock selection in the technology (semiconductors and software), producer durables, and other energy sectors detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In March of 2007, pursuant to an asset purchase agreement with CapitalWorks Investment Partners, LLC, the CapitalWorks Investment Team became Berkeley Capital Management, LLP. Suffolk was hired to replace Berkeley Capital Management, LLP in September 2007. Given that this reduced the small-cap exposure within the Fund, Turner’s benchmark was changed from the Russell Top 200® Growth Index to the Russell 1000® Growth Index. Ark Asset Management Company, Inc. was replaced by Cornerstone in May 2007. As mentioned previously, the weight in micro-cap stocks (Fuller & Thaler) was also tactically reduced during the period given the outperformance of smaller-cap stocks over the last several years.

Money Managers as of October 31, 2007	Styles
Cornerstone Capital Management, Inc.	Growth
Delaware Management Company, a series of Delaware Management Business Trust	Growth
Fuller & Thaler Asset Management, Inc.	Blend
Suffolk Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

98	Select Growth Fund

Russell Investment Company

Select Growth Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,115.60	$1,013.86
Expenses Paid During Period*	$12.00	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,119.80	$1,018.35
Expenses Paid During Period*	$7.27	$6.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,121.40	$1,019.91
Expenses Paid During Period*	$5.61	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Select Growth Fund	99

Russell Investment Company

Select Growth Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,121.20	$1,019.31
Expenses Paid During Period*	$6.26	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

100	Select Growth Fund

Russell Investment Company

Select Growth Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.7%
Auto and Transportation - 2.9%
Amerigon, Inc. (Æ)(Ñ)	5,276	104
Arctic Cat, Inc. (Ñ)	2,900	42
CH Robinson Worldwide, Inc. (Ñ)	14,650	731
Expeditors International Washington, Inc.	33,100	1,676
FedEx Corp.	13,200	1,364
Goodyear Tire & Rubber Co. (The) (Æ)(Ñ)	17,800	537
Mesa Air Group, Inc. (Æ)(Ñ)	11,600	54
United Parcel Service, Inc. Class B	22,000	1,652

		6,160

Consumer Discretionary - 17.3%
Activision, Inc. (Æ)	16,420	388
AFC Enterprises (Æ)(Ñ)	3,100	41
Amazon.com, Inc. (Æ)(Ñ)	9,900	883
Apollo Group, Inc. Class A (Æ)(Ñ)	6,800	539
Autobytel, Inc. (Æ)(Ñ)	15,500	40
Buca, Inc. (Æ)(Ñ)	12,200	31
Carmax, Inc. (Æ)(Ñ)	27,842	581
Coach, Inc. (Æ)	19,144	700
Cost Plus, Inc. (Æ)(Ñ)	12,200	36
Costco Wholesale Corp.	10,300	693
Deckers Outdoor Corp. (Æ)(Ñ)	900	126
dELiA*s, Inc. (Æ)(Ñ)	7,800	26
Design Within Reach, Inc. (Æ)(Ñ)	9,100	36
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	19,007	634
DTS, Inc. (Æ)(Ñ)	3,000	85
eBay, Inc. (Æ)	83,152	3,002
Electronic Arts, Inc. (Æ)(Ñ)	23,700	1,449
Fastenal Co. (Ñ)	30,761	1,368
GameStop Corp. Class A (Æ)	9,900	586
Google, Inc. Class A (Æ)	9,409	6,652
Gray Television, Inc. (Ñ)	7,600	72
Guess ?, Inc. (Ñ)	7,750	398
International Game Technology (Ñ)	48,200	2,102
Jamba, Inc. (Æ)(Ñ)	6,800	37
JC Penney Co., Inc. (Ñ)	22,706	1,277
Kohl’s Corp. (Æ)(Ñ)	9,300	511
Las Vegas Sands Corp. (Æ)(Ñ)	11,290	1,502
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	12,100	91
Lowe’s Cos., Inc. (Ñ)	37,400	1,006
MGM Mirage (Æ)	19,000	1,741
Multimedia Games, Inc. (Æ)(Ñ)	6,800	60
Revlon, Inc. Class A (Æ)(Ñ)	46,100	53

	Principal Amount ($) or Shares	Market Value $
Shutterfly, Inc. (Æ)(Ñ)	4,000	134
Stamps.com, Inc. (Æ)(Ñ)	3,900	54
Staples, Inc. (Ñ)	141,700	3,307
Starbucks Corp. (Æ)	35,500	947
Under Armour, Inc. Class A (Æ)	4,452	277
Valuevision Media, Inc. Class A (Æ)(Ñ)	6,000	31
VeriSign, Inc. (Æ)(Ñ)	21,500	733
Viacom, Inc. Class B (Æ)	6,500	268
Wal-Mart Stores, Inc.	26,800	1,212
Walt Disney Co. (The) (Ñ)	25,096	869
Weight Watchers International, Inc. (Ñ)	25,000	1,281
Wilsons The Leather Experts, Inc. (Æ)(Ñ)	13,894	20
Yahoo!, Inc. (Æ)(Ñ)	16,000	498
Youbet.com, Inc. (Æ)(Ñ)	26,300	31
Yum! Brands, Inc. (Ñ)	9,630	388

		36,796

Consumer Staples - 8.3%
Coca-Cola Co. (The) (Ñ)	54,554	3,369
Colgate-Palmolive Co.	14,146	1,079
Diageo PLC - ADR	9,137	838
Diamond Foods, Inc. (Ñ)	4,600	100
Kraft Foods, Inc. Class A (Ñ)	14,200	474
Molson Coors Brewing Co. Class B (Ñ)	7,400	423
Monterey Gourmet Foods, Inc. (Æ)	5,948	23
PepsiCo, Inc.	42,900	3,163
Procter & Gamble Co.	54,600	3,796
Sysco Corp.	23,200	796
Walgreen Co. (Ñ)	61,400	2,435
Whole Foods Market, Inc. (Ñ)	21,400	1,060

		17,556

Financial Services - 10.4%
American Express Co.	3,300	201
American International Group, Inc.	17,500	1,105
AON Corp. (Ñ)	12,320	558
Automatic Data Processing, Inc.	28,200	1,398
Blackstone Group, LP (The) (Æ)(Ñ)	27,410	697
CBRE Realty Finance, Inc. (ö)(Ñ)	8,000	39
Citigroup, Inc. (Ñ)	11,900	499
CME Group, Inc. Class A (Ñ)	4,350	2,898
eHealth, Inc. (Æ)(Ñ)	3,600	101
Endurance Specialty Holdings, Ltd. (Ñ)	30,759	1,206
Goldman Sachs Group, Inc. (The) (Ñ)	6,914	1,714
GSC Investment Corp.	4,300	50

Select Growth Fund	101

Russell Investment Company

Select Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

IntercontinentalExchange, Inc. (Æ)(Ñ)	20,783	3,704
Mastercard, Inc. Class A	2,600	493
Merrill Lynch & Co., Inc. (Ñ)	9,732	642
Morgan Stanley (Ñ)	7,800	525
Paychex, Inc.	41,200	1,721
Pico Holdings, Inc. (Æ)(Ñ)	2,000	82
Reuters Group PLC - ADR	12,000	999
SLM Corp.	3,992	188
State Street Corp.	16,800	1,340
Western Union Co. (The)	81,283	1,791

		21,951

Health Care - 16.7%
Albany Molecular Research, Inc. (Æ)(Ñ)	3,200	58
Allergan, Inc.	40,350	2,727
Baxter International, Inc.	15,680	941
Cardinal Health, Inc.	7,600	517
Celgene Corp. (Æ)(Ñ)	27,617	1,823
Cerus Corp. (Æ)	8,200	74
Cooper Cos., Inc. (The) (Ñ)	4,400	185
Covance, Inc. (Æ)	2,206	182
CVS Caremark Corp.	32,100	1,341
Cynosure, Inc. Class A (Æ)(Ñ)	3,200	122
Dentsply International, Inc.	6,400	265
Discovery Laboratories, Inc. (Æ)(Ñ)	13,400	33
Dov Pharmaceutical, Inc. (Æ)	24,800	5
Genentech, Inc. (Æ)	25,200	1,868
Genzyme Corp. (Æ)(Ñ)	25,490	1,936
Gilead Sciences, Inc. (Æ)	57,910	2,675
GTx, Inc. (Æ)(Ñ)	3,400	54
Hi-Tech Pharmacal Co., Inc. (Æ)(Ñ)	4,282	45
Human Genome Sciences, Inc. (Æ)(Ñ)	36,200	342
Intuitive Surgical, Inc. (Æ)	2,060	673
Johnson & Johnson	26,800	1,747
Medco Health Solutions, Inc. (Æ)	7,600	717
Medtronic, Inc. (Ñ)	61,112	2,899
Merck & Co., Inc.	45,844	2,671
Nabi Biopharmaceuticals (Æ)(Ñ)	11,700	45
Obagi Medical Products, Inc. (Æ)(Ñ)	5,900	129
OXiGENE, Inc. (Æ)(Ñ)	6,400	20
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	26,200	36
Schering-Plough Corp.	47,448	1,448
Sequenom, Inc. (Æ)(Ñ)	13,200	128
Shire PLC - ADR	6,230	468
Spectranetics Corp. (Æ)(Ñ)	4,300	69
Stryker Corp. (Ñ)	11,600	824
Teva Pharmaceutical Industries, Ltd. - ADR	70,427	3,099

	Principal Amount ($) or Shares	Market Value $
Thermo Fisher Scientific, Inc. (Æ)(Ñ)	21,220	1,248
Titan Pharmaceuticals, Inc. (Æ)(Ñ)	13,300	27
UnitedHealth Group, Inc.	43,900	2,158
Vertex Pharmaceuticals, Inc. (Æ)	5,300	171
Wyeth	3,000	146
Zimmer Holdings, Inc. (Æ)	21,000	1,459

		35,375

Integrated Oils - 0.3%
Exxon Mobil Corp.	5,900	543
Hess Corp.	700	50

		593

Materials and Processing - 4.2%
Agrium, Inc.	5,400	343
Archer-Daniels-Midland Co. (Ñ)	56,255	2,013
Bunge, Ltd. (Ñ)	3,600	415
California Coastal Communities, Inc. (Æ)(Ñ)	3,200	31
Cytec Industries, Inc. (Ñ)	4,600	307
Ecolab, Inc. (Ñ)	12,400	585
Exide Technologies (Æ)(Ñ)	12,300	103
Grubb & Ellis Co. (Æ)(Ñ)	5,400	46
Housevalues, Inc. (Æ)(Ñ)	12,300	48
Immunogen, Inc. (Æ)(Ñ)	10,900	53
Landec Corp. (Æ)(Ñ)	7,100	105
McDermott International, Inc. (Æ)	5,510	336
Monsanto Co.	15,200	1,484
Nucor Corp.	11,450	710
Polypore International, Inc. (Æ)	1,300	22
Praxair, Inc.	21,000	1,795
Rohm & Haas Co. (Ñ)	10,400	540
Valence Technology, Inc. (Æ)(Ñ)	19,300	36

		8,972

Miscellaneous - 2.6%
3M Co.	8,546	738
ABB, Ltd. - ADR	25,120	759
General Electric Co.	66,100	2,721
Textron, Inc.	19,831	1,372

		5,590

Other Energy - 3.1%
Apache Corp.	19,353	2,009
Cameron International Corp. (Æ)(Ñ)	8,300	808
Consol Energy, Inc.	12,400	701
Diamond Offshore Drilling, Inc. (Ñ)	4,410	499
FMC Technologies, Inc. (Æ)(Ñ)	4,500	273
Halliburton Co. (Ñ)	10,000	394

102	Select Growth Fund

Russell Investment Company

Select Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Petroquest Energy, Inc. (Æ)(Ñ)	6,900	89
Schlumberger, Ltd.	4,000	386
Sunoco, Inc.	8,369	616
Toreador Resources Corp. (Æ)(Ñ)	5,300	56
XTO Energy, Inc.	11,320	751

		6,582

Producer Durables - 4.2%
Applied Materials, Inc.	58,110	1,129
Boeing Co.	9,172	904
Credence Systems Corp. (Æ)(Ñ)	20,100	61
Crown Castle International Corp. (Æ)(Ñ)	36,100	1,483
Deere & Co.	7,887	1,222
Eddie Bauer Holdings, Inc. (Æ)(Ñ)	6,000	45
EFJ, Inc. (Æ)(Ñ)	10,200	33
Electroglas, Inc. (Æ)(Ñ)	10,900	23
Joy Global, Inc. (Ñ)	14,911	866
Nokia OYJ - ADR	9,400	373
Roper Industries, Inc.	8,350	591
Terex Corp. (Æ)(Ñ)	30,135	2,237

		8,967

Technology - 25.0%
Actuate Corp. (Æ)(Ñ)	9,900	87
Adobe Systems, Inc. (Æ)	14,322	686
Apple, Inc. (Æ)	22,057	4,190
Applera Corp. - Applied Biosystems Group	11,900	442
AsiaInfo Holdings, Inc. (Æ)(Ñ)	11,700	143
AU Optronics Corp. - ADR (Ñ)	25,300	550
AuthenTec, Inc. (Æ)	1,200	19
Avistar Communications Corp. (Æ)	29,800	25
Bottomline Technologies, Inc. (Æ)(Ñ)	6,600	106
Broadcom Corp. Class A (Æ)(Ñ)	22,100	719
Callidus Software, Inc. (Æ)(Ñ)	1,900	14
Captaris, Inc. (Æ)(Ñ)	9,200	43
Catapult Communications Corp. (Æ)(Ñ)	6,000	45
Centillium Communications, Inc. (Æ)(Ñ)	16,126	25
Chordiant Software, Inc. (Æ)(Ñ)	6,400	92
Cisco Systems, Inc. (Æ)	137,032	4,530
Citrix Systems, Inc. (Æ)	6,880	296
Corning, Inc.	114,534	2,780
EMC Corp. (Æ)(Ñ)	19,300	490
Evolving Systems, Inc. (Æ)(Ñ)	11,600	21
Extreme Networks (Æ)(Ñ)	24,200	106
Hewlett-Packard Co.	10,200	527

	Principal Amount ($) or Shares	Market Value $
Immersion Corp. (Æ)(Ñ)	6,700	108
Integrated Silicon Solutions, Inc. (Æ)	3,400	23
Intel Corp.	141,546	3,808
International Business Machines Corp. (Ñ)	6,100	708
Intuit, Inc. (Æ)	60,000	1,930
Iomega Corp. (Æ)(Ñ)	10,600	42
JDS Uniphase Corp. (Æ)(Ñ)	60,132	918
Juniper Networks, Inc. (Æ)(Ñ)	19,150	689
Magma Design Automation, Inc. (Æ)(Ñ)	5,400	80
MathStar, Inc. (Æ)(Ñ)	20,100	22
Maxim Integrated Products, Inc.	18,500	501
MEMC Electronic Materials, Inc. (Æ)(Ñ)	29,153	2,135
Merge Technologies, Inc. (Æ)(Ñ)	5,800	11
Microsoft Corp. (Ñ)	165,579	6,095
Microtune, Inc. (Æ)(Ñ)	9,900	60
Napster, Inc. (Æ)(Ñ)	14,300	47
National Semiconductor Corp. (Ñ)	16,000	402
ON Semiconductor Corp. (Æ)(Ñ)	42,300	431
Optium Corp. (Æ)(Ñ)	6,100	65
Oracle Corp. (Æ)	109,705	2,432
Packeteer, Inc. (Æ)(Ñ)	11,900	103
Pericom Semiconductor Corp. (Æ)	3,200	49
Phoenix Technologies, Ltd. (Æ)(Ñ)	7,100	81
Pixelworks, Inc. (Æ)(Ñ)	23,500	27
Planar Systems, Inc. (Æ)(Ñ)	3,700	25
Qualcomm, Inc.	104,971	4,485
Research In Motion, Ltd. (Æ)	27,000	3,362
Safeguard Scientifics, Inc. (Æ)(Ñ)	21,700	51
Salesforce.com, Inc. (Æ)(Ñ)	9,310	525
SanDisk Corp. (Æ)(Ñ)	35,772	1,588
SAP AG - ADR (Ñ)	14,900	809
Seachange International, Inc. (Æ)(Ñ)	11,200	70
Seagate Technology (Ñ)	75,900	2,113
Secure Computing Corp. (Æ)(Ñ)	14,700	146
Smith Micro Software, Inc. (Æ)(Ñ)	5,400	83
Sunpower Corp. Class A (Æ)(Ñ)	5,180	655
Telular Corp. (Æ)(Ñ)	9,700	80
Teradata Corp. (Æ)	44,100	1,258
Texas Instruments, Inc.	12,400	404
Transwitch Corp. (Æ)(Ñ)	30,400	36
Vignette Corp. (Æ)(Ñ)	4,800	83
Vmware, Inc. Class A (Æ)(Ñ)	4,600	574
Zhone Technologies, Inc. (Æ)(Ñ)	38,900	54

		53,104

Select Growth Fund	103

Russell Investment Company

Select Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Utilities - 0.7%
China Mobile, Ltd. - ADR (Ñ)	2,940	305
MDU Communications International, Inc. (Æ)	17,800	10
Rogers Communications, Inc. Class B	90	4
Verizon Communications, Inc.	27,200	1,253

		1,572

Total Common Stocks
(cost $167,648)		203,218

Short-Term Investments - 4.3%
Russell Investment Company Money Market Fund	8,137,000	8,137
United States Treasury Bills (ç)(z)(§) 3.650% due 12/20/07	1,000	995

Total Short-Term Investments
(cost $9,132)		9,132

Other Securities - 25.9%
Russell Investment Company Money Market Fund (×)	12,198,995	12,199
State Street Securities Lending Quality Trust (×)	42,660,658	42,661

Total Other Securities
(cost $54,860)		54,860

Total Investments - 125.9%
(identified cost $231,640)		267,210

Other Assets and Liabilities, Net - (25.9%)		(54,951)

Net Assets - 100.0%		212,259

See accompanying notes which are an integral part of the financial statements.

104	Select Growth Fund

Russell Investment Company

Select Growth Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Nasdaq 100 E-Mini Index (CME) expiration date 12/07 (32)	USD	1,442	61
Nasdaq 100 Index (CME) expiration date 12/07 (10)	USD	2,253	228
S&P 500 E-Mini Index (CME) expiration date 12/07 (21)	USD	1,633	27
S&P 500 Index (CME) expiration date 12/07 (9)	USD	3,499	20

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			336

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	2.9
Consumer Discretionary	17.3
Consumer Staples	8.3
Financial Services	10.4
Health Care	16.7
Integrated Oils	0.3
Materials and Processing	4.2
Miscellaneous	2.6
Other Energy	3.1
Producer Durables	4.2
Technology	25.0
Utilities	0.7
Short-Term Investments	4.3
Other Securities	25.9

Total Investments	125.9
Other Assets and Liabilities, Net	(25.9)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

Select Growth Fund	105

Russell Investment Company

Select Value Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Select Value Fund - Class I
	Total Return
1 Year	10.97%
5 Years	15.81	%§
Inception *	7.05	%§

Select Value Fund - Class S
	Total Return
1 Year	10.87%
5 Years	15.64	%§
Inception *	6.90	%§

Select Value Fund - Class E
	Total Return
1 Year	10.64%
5 Years	15.38	%§
Inception *	6.65	%§

Select Value Fund - Class C
	Total Return
1 Year	9.73%
5 Years	14.41	%§
Inception *	5.73	%§

Russell 1000® Value Index **
	Total Return
1 Year	10.83%
5 Years	16.39	%§
Inception *	7.89	%§

106	Select Value Fund

Russell Investment Company

Select Value Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Select Value Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Select Value Fund Class C, Class E, Class I and Class S Shares gained 9.73%, 10.64%, 10.97% and 10.87%, respectively. This compared to the Russell 1000® Value Index, which gained 10.83% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® Multi-Cap Value Funds Average returned 10.71%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

As the difficulties in the housing and mortgage markets continued at the end of 2006 and early 2007, the managers in the Fund gradually increased their positions in mortgage related industries. This had a negative impact on performance as the weakness in these industries was exacerbated by the developments in the subprime lending market in the summer of 2007.

Although the strength in the price of oil had significant impact on various positions in the Fund, the net impact was close to neutral. The Fund was underweight in integrated oil stocks, particularly Exxon Mobil, which had very strong performance during the fiscal year. However, the Fund benefited from positions in the other energy sector, which included drilling, equipment and oil services stocks.

The Fund continues to be overweight relative to its benchmark in stocks with above average valuations and high trailing growth rates. This contributed positively to performance during the fiscal year. Additionally, stocks with lower or no dividend yields outperformed during the year, which also helped the Fund’s performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The strong relative performance of deep value and high yielding stocks in recent years made those stocks less fundamentally attractive to value managers. With a tilt towards owning stocks with both attractive values and good growth prospects, the Fund’s money managers focused on higher growth, less defensive, and larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher growth characteristics selling at moderate valuations. Also, the Fund’s money managers avoided stocks with high dividend yields. These tilts contributed positively to the Fund’s performance during the fiscal year as the market favored higher growth, low dividend yield stocks.

Iridian Asset Management LLC and Systematic Financial Management, L.P. were the biggest positive contributors to Fund performance, significantly outperforming the Fund’s benchmark due to its exposure to high growth and low yield stocks, in addition to strong stock selection. Systematic also benefited from an emphasis on buying stocks with positive changes in analyst earnings estimates, a strategy that was rewarded during the fiscal year. JS Asset Management, LLC struggled during the middle of 2007 due to a large exposure to mortgage related stocks.

At the stock selection level, overweights in China Mobile Limited, Freeport-McMoRan, and National Oilwell Varco were the largest positive contributors to Fund performance, while an overweight in Countrywide Financial hurt performance. The Fund’s underweight in Exxon Mobil also detracted from results.

Describe any changes to the Fund’s structure or the money manager line-up.

In March, 2007, JS Asset Management, LLC was added to the Fund, replacing MFS Institutional Advisors, Inc. and Netols Asset Management, Inc.

Money Managers as of October 31, 2007	Styles
DePrince, Race & Zollo, Inc.	Value
Iridian Asset Management LLC	Value
JS Asset Management, LLC	Value
Systematic Financial Management, L.P.	Value

Select Value Fund	107

Russell Investment Company

Select Value Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and

RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	Russell 1000® Value Index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

108	Select Value Fund

Russell Investment Company

Select Value Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$998.10	$1,014.67
Expenses Paid During Period*	$10.53	$10.61

*	Expenses are equal to the Fund’s annualized expense ratio of 2.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,002.90	$1,018.80
Expenses Paid During Period*	$6.41	$6.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,003.70	$1,020.47
Expenses Paid During Period*	$4.75	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Select Value Fund	109

Russell Investment Company

Select Value Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,002.60	$1,019.96
Expenses Paid During Period*	$5.25	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

110	Select Value Fund

Russell Investment Company

Select Value Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Auto and Transportation - 1.6%
Ford Motor Co. (Æ)(Ñ)	165,000	1,464
Magna International, Inc. Class A	10,100	957
Navistar International Corp. (Æ)	12,800	806
Polaris Industries, Inc. (Ñ)	19,700	969
UAL Corp. (Æ)(Ñ)	29,800	1,427
United Parcel Service, Inc. Class B	19,900	1,495

		7,118

Consumer Discretionary - 9.5%
Big Lots, Inc. (Æ)(Ñ)	19,200	460
Black & Decker Corp. (Ñ)	15,200	1,367
Cinemark Holdings, Inc. (Ñ)	52,600	905
Darden Restaurants, Inc.	14,700	632
DIRECTV Group, Inc. (The) (Æ)	224,280	5,939
Foot Locker, Inc.	89,000	1,325
Gap, Inc. (The)	128,800	2,434
Home Depot, Inc.	48,800	1,538
Jack in the Box, Inc. (Æ)	29,200	916
JC Penney Co., Inc.	27,300	1,535
Jones Apparel Group, Inc. (Ñ)	53,600	1,122
Kimberly-Clark Corp.	15,900	1,127
Liberty Media Corp. - Capital Series A (Æ)	31,070	3,883
Limited Brands, Inc.	59,600	1,312
Macy’s, Inc.	63,580	2,037
McDonald’s Corp. (Ñ)	47,070	2,810
OfficeMax, Inc.	48,500	1,535
Phillips-Van Heusen	15,000	717
RR Donnelley & Sons Co.	36,200	1,459
Snap-On, Inc.	22,200	1,108
TJX Cos., Inc.	22,300	645
Virgin Media, Inc.	114,230	2,526
Wal-Mart Stores, Inc.	50,500	2,283
Walt Disney Co. (The)	34,900	1,209
Waste Management, Inc.	56,300	2,049

		42,873

Consumer Staples - 5.2%
Altria Group, Inc.	37,700	2,749
Campbell Soup Co.	33,300	1,231
Clorox Co.	40,400	2,528
ConAgra Foods, Inc.	37,300	885
Hershey Co. (The) (Ñ)	41,000	1,768
HJ Heinz Co.	23,300	1,090
Kraft Foods, Inc. Class A	62,100	2,075
Loews Corp. - Carolina Group	18,700	1,604

	Principal Amount ($) or Shares	Market Value $
McCormick & Co., Inc.	30,700	1,075
Molson Coors Brewing Co. Class B (Ñ)	23,400	1,339
Pepsi Bottling Group, Inc.	25,900	1,116
PepsiCo, Inc.	14,800	1,091
Procter & Gamble Co.	19,000	1,321
Safeway, Inc.	11,200	381
Tyson Foods, Inc. Class A (Ñ)	113,300	1,790
UST, Inc. (Ñ)	23,500	1,253

		23,296

Financial Services - 24.7%
American International Group, Inc.	21,100	1,332
Ameriprise Financial, Inc. (Ñ)	15,600	982
Annaly Capital Management, Inc. (ö)	97,000	1,658
AON Corp. (Ñ)	33,300	1,509
Astoria Financial Corp. (Ñ)	36,500	949
Automatic Data Processing, Inc.	35,800	1,774
Bank of America Corp.	126,480	6,106
Bank of New York Mellon Corp. (The)	42,700	2,086
Cigna Corp.	33,100	1,737
Citigroup, Inc.	202,700	8,493
Colonial BancGroup, Inc. (The) (Ñ)	54,600	1,047
Countrywide Financial Corp. (Ñ)	154,200	2,393
Credit Suisse Group - ADR (Æ)	30,820	2,087
Cullen/Frost Bankers, Inc. (Ñ)	18,000	957
Federal National Mortgage Association (Ñ)	137,250	7,829
Federated Investors, Inc. Class B (Ñ)	26,600	1,144
First Horizon National Corp. (Ñ)	23,800	621
Freddie Mac	85,400	4,460
Genworth Financial, Inc. Class A	134,268	3,666
Goldman Sachs Group, Inc. (The)	7,600	1,884
H&R Block, Inc. (Ñ)	45,500	992
Hartford Financial Services Group, Inc.	15,800	1,533
Health Care REIT, Inc. (ö)(Ñ)	37,800	1,674
iShares Russell 1000 Value Index Fund	37,500	3,227
JPMorgan Chase & Co.	190,860	8,970
Lehman Brothers Holdings, Inc. (Ñ)	45,810	2,902
Lincoln National Corp.	24,300	1,516
Marshall & Ilsley Corp.	43,600	1,862
MBIA, Inc.	22,700	977
Mercury General Corp. (Ñ)	22,200	1,139
Morgan Stanley	43,340	2,915
New York Community Bancorp, Inc. (Ñ)	75,400	1,403

Select Value Fund	111

Russell Investment Company

Select Value Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Northern Trust Corp.	23,000	1,730
Paychex, Inc.	24,400	1,019
PMI Group, Inc. (The) (Ñ)	7,900	127
Prologis (ö)	19,600	1,406
Protective Life Corp.	27,200	1,166
Prudential Financial, Inc.	18,100	1,751
Radian Group, Inc. (Ñ)	66,900	842
Raymond James Financial, Inc.	13,800	514
South Financial Group, Inc. (The) (Ñ)	44,500	919
State Street Corp.	18,310	1,461
SunTrust Banks, Inc.	21,200	1,539
TCF Financial Corp. (Ñ)	22,700	517
Travelers Cos., Inc. (The)	31,700	1,655
Unum Group	46,700	1,090
US Bancorp	94,710	3,141
W Holding Co., Inc. (Ñ)	230,600	484
Wachovia Corp.	38,100	1,742
Washington Mutual, Inc. (Ñ)	125,100	3,488
Wells Fargo & Co.	97,340	3,311
Wilmington Trust Corp. (Ñ)	40,100	1,458

		111,184

Health Care - 7.1%
Amgen, Inc. (Æ)	71,030	4,128
Biogen Idec, Inc. (Æ)	41,335	3,077
Bristol-Myers Squibb Co.	117,600	3,527
Eli Lilly & Co.	18,600	1,007
Genzyme Corp. (Æ)	69,840	5,306
Humana, Inc. (Æ)	21,800	1,634
Invitrogen Corp. (Æ)	18,200	1,654
Johnson & Johnson	33,100	2,157
Medco Health Solutions, Inc. (Æ)	11,200	1,057
Merck & Co., Inc.	41,000	2,389
Omnicare, Inc. (Ñ)	24,500	723
Pfizer, Inc.	33,500	824
Sanofi-Aventis - ADR	60,200	2,649
Thermo Fisher Scientific, Inc. (Æ)	11,000	647
Wyeth	22,300	1,084

		31,863

Integrated Oils - 4.0%
Chevron Corp.	44,412	4,064
ConocoPhillips	26,300	2,234
Exxon Mobil Corp.	65,000	5,979
Marathon Oil Corp.	47,200	2,791
Occidental Petroleum Corp.	44,700	3,087

		18,155

	Principal Amount ($) or Shares	Market Value $
Materials and Processing - 8.0%
AbitibiBowater, Inc.	75,620	2,591
Alcoa, Inc.	28,200	1,116
American Standard Cos., Inc. (Ñ)	72,480	2,701
Ashland, Inc.	31,500	1,850
Avery Dennison Corp.	17,100	990
Bemis Co., Inc. (Ñ)	39,000	1,098
Cabot Corp.	29,100	1,019
Celanese Corp. Class A	81,600	3,424
Chemtura Corp. (Ñ)	56,500	527
Cytec Industries, Inc.	14,000	934
Freeport-McMoRan Copper & Gold, Inc. Class B	34,480	4,058
International Paper Co.	42,900	1,586
Masco Corp.	51,800	1,247
Packaging Corp. of America	34,500	1,098
PPG Industries, Inc.	15,700	1,173
Praxair, Inc.	19,170	1,639
Rohm & Haas Co. (Ñ)	40,300	2,091
RPM International, Inc.	51,100	1,095
Sonoco Products Co.	34,900	1,079
Teck Cominco, Ltd. Class B	47,200	2,360
Timken Co.	31,600	1,051
Valspar Corp.	42,700	1,069

		35,796

Miscellaneous - 2.1%
Brunswick Corp. (Ñ)	40,700	908
General Electric Co.	119,800	4,931
SPX Corp. (Ñ)	8,600	871
Textron, Inc.	29,870	2,067
Tyco International, Ltd.	20,775	856

		9,633

Other Energy - 7.3%
Anadarko Petroleum Corp.	19,600	1,157
Devon Energy Corp.	52,160	4,872
Dynegy, Inc. Class A (Æ)	2,043	19
EOG Resources, Inc. (Ñ)	23,620	2,093
Exterran Holdings, Inc. (Æ)(Ñ)	10,700	901
Frontier Oil Corp.	16,500	756
GlobalSantaFe Corp.	34,970	2,834
Halliburton Co.	94,950	3,743
National Oilwell Varco, Inc. (Æ)	30,960	2,267
NRG Energy, Inc. (Æ)(Ñ)	27,000	1,233
Peabody Energy Corp. (Ñ)	74,700	4,164
Reliant Energy, Inc. (Æ)	121,900	3,355
Sunoco, Inc.	12,300	905

112	Select Value Fund

Russell Investment Company

Select Value Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tesoro Corp.	10,000	605
Transocean, Inc. (Æ)	23,430	2,797
Valero Energy Corp.	19,700	1,387

		33,088

Producer Durables - 6.9%
Agilent Technologies, Inc. (Æ)	66,240	2,441
Alcatel-Lucent - ADR	360,000	3,488
Boeing Co.	41,520	4,093
CNH Global NV (Ñ)	22,200	1,456
Cooper Industries, Ltd. Class A	26,500	1,388
Cummins, Inc.	8,800	1,056
Diebold, Inc.	24,100	1,008
DR Horton, Inc. (Ñ)	141,100	1,791
Goodrich Corp.	15,100	1,052
Graco, Inc. (Ñ)	27,900	1,098
KB Home (Ñ)	25,500	705
KLA-Tencor Corp.	39,350	2,072
Molex, Inc.	41,500	1,185
Nortel Networks Corp. (Æ)(Ñ)	21,300	344
Pentair, Inc. (Ñ)	44,400	1,571
Pulte Homes, Inc. (Ñ)	157,500	2,337
Raytheon Co.	49,660	3,159
Terex Corp. (Æ)	12,800	950

		31,194

Technology - 9.5%
Adobe Systems, Inc. (Æ)	19,100	915
Analog Devices, Inc.	15,400	515
AU Optronics Corp. - ADR (Ñ)	169,291	3,679
BearingPoint, Inc. (Æ)(Ñ)	556,600	2,666
Cisco Systems, Inc. (Æ)	103,010	3,405
Dell, Inc. (Æ)	90,600	2,772
General Dynamics Corp.	50,240	4,570
Hewlett-Packard Co.	128,170	6,624
Intel Corp.	92,100	2,477
International Business Machines Corp.	30,680	3,563
Maxim Integrated Products, Inc.	72,800	1,973
Motorola, Inc.	103,100	1,937
SanDisk Corp. (Æ)(Ñ)	34,600	1,536
Sanmina-SCI Corp. (Æ)	418,600	925
Seagate Technology, Inc. (Æ)	1,900	—
Sun Microsystems, Inc. (Æ)	95,400	545
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	185,222	1,973
Teradata Corp. (Æ)	30,600	873
Texas Instruments, Inc.	56,410	1,839

		42,787

	Principal Amount ($) or Shares	Market Value $
Utilities - 8.9%
America Movil SAB de CV Series L	34,220	2,238
American Electric Power Co., Inc.	69,500	3,351
Aqua America, Inc. (Ñ)	55,000	1,279
AT&T, Inc.	164,730	6,884
China Mobile, Ltd. - ADR (Ñ)	37,530	3,891
China Unicom, Ltd. - ADR	119,210	2,923
Citizens Communications Co. (Ñ)	80,900	1,065
Edison International	45,000	2,617
FirstEnergy Corp.	19,700	1,373
Mirant Corp. (Æ)	49,900	2,114
NiSource, Inc.	37,400	765
Northeast Utilities	69,100	2,130
Pepco Holdings, Inc.	38,700	1,102
Progress Energy, Inc. - CVO	1,300	—
SCANA Corp.	14,500	588
Sprint Nextel Corp.	169,400	2,897
TECO Energy, Inc.	38,900	655
Verizon Communications, Inc.	64,700	2,981
Xcel Energy, Inc.	45,200	1,019

		39,872

Total Common Stocks
(cost $385,045)		426,859

Short-Term Investments - 5.0%
Russell Investment Company Money Market Fund	20,924,000	20,924
United States Treasury Bills (ç)(z)(§) 3.650% due 12/20/07	1,500	1,493

Total Short-Term Investments
(cost $22,417)		22,417

Other Securities - 15.7%
Russell Investment Company Money Market Fund (×)	15,386,579	15,387
State Street Securities Lending Quality Trust (×)	55,381,161	55,381

Total Other Securities
(cost $70,768)		70,768

Total Investments - 115.5%
(identified cost $478,230)		520,044

Other Assets and Liabilities, Net - (15.5%)		(69,689)

Net Assets - 100.0%		450,355

See accompanying notes which are an integral part of the financial statements.

Select Value Fund	113

Russell Investment Company

Select Value Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME) expiration date 12/07 (122)	USD	9,485	55
S&P 500 Index (CME) expiration date 12/07 (32)	USD	12,439	90

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			145

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	1.6
Consumer Discretionary	9.5
Consumer Staples	5.2
Financial Services	24.7
Health Care	7.1
Integrated Oils	4.0
Materials and Processing	8.0
Miscellaneous	2.1
Other Energy	7.3
Producer Durables	6.9
Technology	9.5
Utilities	8.9
Short-Term Investments	5.0
Other Securities	15.7

Total Investments	115.5
Other Assets and Liabilities, Net	(15.5)

	100.0

Futures Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

114	Select Value Fund

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Russell Investment Company

Fixed Income I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Fixed Income I Fund - Class I
	Total Return
1 Year	4.85%
5 Years	4.30	%§
10 Years	5.67	%§

Fixed Income I Fund - Class E‡
	Total Return
1 Year	4.64%
5 Years	4.04	%§
10 Years	5.44	%§

Fixed Income I Fund - Class Y‡‡
	Total Return
1 Year	4.90%
5 Years	4.35	%§
10 Years	5.72	%§

Fixed Income I Fund - Class C‡‡‡
	Total Return
1 Year	4.64%
5 Years	4.04	%§
10 Years	5.44	%§

Fixed Income I Fund - Class S‡‡‡‡
	Total Return
1 Year	4.85%
5 Years	4.30	%§
10 Years	5.67	%§

Lehman Brothers Aggregate Bond Index**
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

116	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fixed Income I Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Fixed Income I Fund Class C, Class E, Class I, Class S and Class Y gained 4.64%, 4.64%, 4.85%, 4.85% and 4.90%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

Class C and S Shares commenced operations on October 22, 2007. The returns shown for Class C and S Shares prior to October 22, 2007 are the returns of Class E and I Shares, respectively.

For the year ended October 31, 2007, the Lipper® Intermediate Investment Grade Debt Funds Average returned 4.05%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper Intermediate Investment Grade Debt Funds Average.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase; therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Interest rates with maturities of 10 years or less decreased over the fiscal year, while 30-year securities experienced a slight increase. The Fund’s money managers anticipated the change in interest rates and positioned their portfolios to benefit from these changes in interest rates.

By far, the largest impact on the Fund performance was from the re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) and the concern with the consumer’s ability to make mortgage payments. This fear of consumer creditworthiness also spread to sectors and securities without exposure to weaker consumer risk, which in turn added to volatility and lower returns. Given that the Fund’s money managers held consumer-related investments such as the mortgage-backed and asset-backed sectors, performance suffered relative to the benchmark.

At the manager level, managers that underperformed over the year included Bear Stearns Asset Management Inc., whose performance suffered from duration positioning, and Western Asset Management Company, whose performance suffered from mortgage-backed security issues. Pacific Investment Management Company LLC (“PIMCO”) was the best performing manager driven mainly by its yield curve and sector allocation decisions.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2007	Styles
Bear Stearns Asset Management Inc.	Sector Rotation
Lehman Brothers Asset Management LLC	Enhanced Core
Pacific Investment Management Company LLC	Fully Discretionary
Western Asset Management Company	Fully Discretionary
Western Asset Management Company Limited	Fully Discretionary

Fixed Income I Fund	117

Russell Investment Company

Fixed Income I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and

RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

‡‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares are the returns of the Fund’s Class I Shares for the period November 1, 1997 to May 13, 1999 and do not reflect the deduction of 12b-1 distribution and shareholder services fees. Had they done so, the returns shown would have been lower. The returns shown from May 14, 1999 to October 21, 2007 are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower.

‡‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

118	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 22, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,000.00	$1,000.93
Expenses Paid During Period*	$0.44	$0.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% (representing the 10-day period annualized), multiplied by the average account value over the period, multiplied by 10/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,021.10	$1,021.93
Expenses Paid During Period*	$3.31	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,022.40	$1,023.19
Expenses Paid During Period*	$2.04	$2.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Fixed Income I Fund	119

Russell Investment Company

Fixed Income I Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
October 22, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,000.00	$1,001.22
Expenses Paid During Period*	$0.15	$0.15

*	Expenses are equal to the Fund’s annualized expense ratio of 0.53% (representing the 10-day period annualized), multiplied by the average account value over the period, multiplied by 10/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,022.60	$1,023.39
Expenses Paid During Period*	$1.84	$1.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

120	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 108.1%
Asset-Backed Securities - 6.1%
Aames Mortgage Investment Trust (Ê)(Å)
Series 2005-3 Class A1
5.023% due 08/25/35	530	529
ABSC NIMs Trust (Þ)
Series 2005-HE6 Class A1
5.050% due 08/27/35	40	28
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.173% due 07/25/34	175	171
ACE Securities Corp.
Series 2003-OP1 Class M2 (Ê)
6.373% due 12/25/33	195	190
Series 2005-SD3 Class A (Ê)
5.273% due 08/25/45	424	419
Series 2006-FM1 Class A2A (Ê)
4.913% due 07/25/36	530	527
Series 2006-FM1 Class A2B (Ê)
4.963% due 07/25/36	1,825	1,783
Series 2006-HE4 Class A2A
4.933% due 10/25/36	542	536
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.523% due 01/25/34	350	317
Air 2 US (Å)
8.027% due 10/01/19	845	849
American Express Credit Account Master Trust (Ê)(Þ)
Series 2006-A Class A
5.081% due 08/15/11	1,680	1,676
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.556% due 02/25/33	155	119
Series 2004-R10 Class A5
5.263% due 11/25/34	2	2
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
4.933% due 01/25/37	506	500
Series 2006-OPT Class A3A
4.933% due 10/25/36	462	457
Asset Backed Securities Corp. Home Equity (Ê)
Series 2006-HE2 Class A1A
5.125% due 03/25/36	1,403	1,304

	Principal Amount ($) or Shares	Market Value $
Series 2006-HE3 Class A3
4.933% due 03/25/36	28	28
BA Credit Card Trust (Ê)
Series 2007-A13 Class A13
5.345% due 04/16/12	4,620	4,624
Bank One Issuance Trust (Ê)
Series 2003-A1 Class A1
5.211% due 09/15/10	1,100	1,100
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	410	393
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2003-1 Class A1
5.373% due 11/25/42	194	193
Series 2003-SD1 Class A
5.323% due 12/25/33	140	140
Series 2005-2 Class A3
5.273% due 04/25/35	65	63
Series 2006-SD2 Class A2
5.073% due 06/25/36	495	485
Series 2007-HE5 Class 1A1
4.963% due 05/25/37	84	83
Series 2007-HE6 Class 1A1
6.123% due 06/25/37	976	979
BNC Mortgage Loan Trust (Ê)
Series 2007-2 Class A2
4.973% due 05/25/37	268	265
Burlington Northern Santa Fe Corp.
4.967% due 04/01/23	205	196
Business Loan Express (Ê)(Å)
Series 2003-2A Class A
5.673% due 01/25/32	386	389
Capital One Master Trust (Ê)
Series 2001-1 Class A
5.291% due 12/15/10	600	600
Carrington Mortgage Loan Trust (Ê)
Series 2005-NC5 Class A2
5.451% due 10/25/35	375	369
Series 2006-NC3 Class A3
5.023% due 08/25/36	2,105	1,985
Cendant Mortgage Corp. (Ê)(Å)
Series 2003-A Class A3
5.423% due 07/25/43	170	170
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-SHL Class A1 (Å)
5.073% due 11/25/45	1,361	1,328

Fixed Income I Fund	121

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-AMC Class A2A
4.983% due 03/25/37	715	710
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
5.353% due 12/25/31	107	104
Series 2004-13 Class AF3
3.989% due 02/25/31	93	92
Series 2004-AB2 Class M3 (Ê)
5.473% due 05/25/36	310	283
Series 2004-BC1 Class M1 (Ê)
5.631% due 02/25/34	209	201
Series 2005-17 Class 1AF1 (Ê)
5.073% due 12/25/36	104	104
Series 2006-3 Class 3A1 (Ê)
4.993% due 06/25/36	447	433
Series 2006-6 Class 2A2 (Ê)
5.053% due 09/25/36	800	793
Series 2006-11 Class 1AF4
6.300% due 09/25/46	505	498
Series 2006-BC1 Class 1A (Ê)
5.073% due 04/25/36	2,071	1,988
Series 2006-BC4 Class 2A2 (Ê)
5.033% due 07/25/36	2,220	2,084
Series 2007-7 Class 2A1 (Ê)
4.953% due 10/25/28	261	258
Countrywide Home Equity Loan Trust (Ê)
Series 2005-A Class 2A
5.331% due 04/15/35	265	260
Series 2005-G Class 2A
5.321% due 12/15/35	1,327	1,313
Series 2006-E Class 2A
5.231% due 07/15/36	1,223	1,185
Series 2007-GW Class A
5.641% due 11/15/28	1,825	1,803
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	533
Series 2005-CB5 Class AV2 (Ê)
5.133% due 08/25/35	508	497
Series 2006-CB3 Class AV1 (Ê)
4.933% due 03/25/36	319	319
Series 2006-CB3 Class AV3
5.043% due 03/25/36	3,335	3,230
Series 2006-CB6 Class A21 (Ê)
4.913% due 07/25/36	1,109	1,100

	Principal Amount ($) or Shares	Market Value $
Series 2007-RP1 Class A (Å)
5.183% due 05/25/46	1,603	1,586
Series 2007-SP2 Class A1 (Å)
5.023% due 07/25/36	2,121	2,094
CVS Caremark Corp. (Å)
5.789% due 01/10/26	271	270
CVS Lease Pass Through (Å)
5.880% due 01/10/28	12	12
Discover Card Master Trust
Series 2007-A1 Class A1
5.650% due 03/16/20	2,915	2,884
Discover Card Master Trust I (Ê)
Series 2005-4 Class A1
5.151% due 06/18/13	1,500	1,493
Ellington Loan Acquisition Trust (Ê)(Å)
Series 2007-1 Class A2A1
5.873% due 05/25/37	985	985
Series 2007-1 Class A2C
6.123% due 05/25/37	1,000	1,000
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2004-FF1 Class A2
5.273% due 12/25/32	48	48
Series 2004-FFH Class 2A1
5.253% due 10/25/34	17	17
Series 2005-FF1 Class A2A
4.963% due 11/25/36	84	84
Series 2006-FF3 Class A2A
4.953% due 02/25/36	339	337
Fremont Home Loan Trust (Ê)
Series 2006-3 Class 2A1
4.943% due 02/25/37	212	211
Fremont NIM Trust (Þ)
Series 2005-C Class NOTE
Interest Only STRIP
5.584% due 07/25/35	55	4
GE Dealer Floorplan Master Note Trust (Ê)
Series 2005-1 Class A
5.038% due 04/20/10	1,425	1,424
Series 2006-3 Class A
5.008% due 07/20/11	1,980	1,971
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
4.913% due 08/25/36	312	310

122	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

GSAA Trust
Series 2006-2 Class 2A3 (Ê)
5.143% due 12/25/35	570	558
Series 2006-4 Class 1A2
5.951% due 03/25/36	534	535
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
5.225% due 08/25/33	251	230
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
5.288% due 01/20/34	546	532
Series 2006-2 Class A1
5.148% due 03/20/36	1,748	1,669
Home Equity Asset Trust (Ê)
Series 2005-2 Class 2A2
5.073% due 07/25/35	39	39
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE2 Class 2A1
5.181% due 12/25/36	232	228
Indymac Seconds Asset Backed Trust (Ê)
Series 2006-1 Class A1
4.973% due 05/25/36	717	711
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
4.923% due 08/25/36	212	210
Series 2007-CH3 Class A2
4.953% due 03/25/37	658	646
Lehman XS Trust (Ê)
Series 2005-1 Class 2A1
4.660% due 07/25/35	819	818
Series 2005-1 Class 2A2
4.660% due 07/25/35	213	211
Series 2006-16N Class A1A
4.953% due 11/25/46	556	546
Series 2006-17 Class WF11
4.993% due 11/25/36	624	619
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.153% due 10/25/34	35	34
Series 2006-1 Class 2A1
4.953% due 02/25/36	25	25
Series 2006-9 Class 2A1
4.933% due 10/25/36	2,448	2,427

	Principal Amount ($) or Shares	Market Value $
Master Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
7.348% due 08/25/33	84	69
MBNA Credit Card Master Note Trust
Series 2005-A1 Class A1
4.200% due 09/15/10	800	797
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
6.973% due 09/25/33	66	57
Series 2006-HE7 Class A2A
4.923% due 09/25/36	1,586	1,570
Series 2007-HE5 Class A2A
4.983% due 03/25/37	1,917	1,906
Series 2007-HE6 Class A1
4.933% due 05/25/37	267	262
Series 2007-NC3 Class A2A
4.933% due 05/25/37	178	177
Morgan Stanley Mortgage Loan Trust (Ê)
Series 2006-12X Class A1
4.993% due 10/25/36	402	402
MSDWCC Heloc Trust (Ê)
Series 2005-1 Class A
5.063% due 07/25/17	80	79
Nationstar Home Equity Loan Trust (Ê)
Series 2007-B Class 2AV1
4.993% due 05/25/37	703	697
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
5.403% due 02/25/35	370	348
Nissan Master Owner Trust Receivables (Ê)
Series 2005-A Class A
4.121% due 07/15/10	1,305	1,303
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class
6.573% due 04/25/33	92	80
Series 2003-3 Class M3
6.873% due 06/25/33	157	125
Series 2003-4 Class M2
6.523% due 07/25/33	132	117
Series 2006-1 Class 2A1
4.943% due 01/25/36	123	122
Series 2007-4 Class 2A1
5.221% due 04/25/37	3,015	2,978

Fixed Income I Fund	123

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-6 Class 2A1
4.933% due 06/25/37	705	701
Option One Mortgage Securities Corp. NIM Trust (Ê)(Þ)
Series 2006-1A
4.973% due 12/25/10	894	894
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	100	100
Series 2006-A Class A1 (Ê)
5.241% due 11/15/18	525	525
Ownit Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-6 Class A2C
5.033% due 09/25/37	2,390	2,182
Park Place Securities, Inc. (Ê)
Series 2004-WWF Class A1D
5.333% due 02/25/35	117	113
Series 2005-WCW Class M1
5.323% due 09/25/35	370	360
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.680% due 01/25/36	390	384
RAAC Series (Ê)(Å)
Series 2006-RP2 Class A
5.123% due 02/25/37	857	841
Renaissance Home Equity Loan Trust
Series 2003-3 Class A (Ê)
5.373% due 12/25/33	435	423
Series 2005-1 Class M1
5.357% due 05/25/35	225	200
Series 2005-2 Class AF4
4.934% due 08/25/35	585	573
Series 2005-3 Class AV1 (Ê)
5.013% due 10/25/35	26	26
Series 2005-4 Class N (Þ)
7.142% due 02/25/36	50	42
Series 2006-1 Class AF6
5.746% due 05/25/36	305	291
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	343	340
Series 2003-RS2 Class AII (Ê)
5.213% due 03/25/33	139	137
Series 2003-RS3 Class AII (Ê)
5.593% due 04/25/33	94	94

	Principal Amount ($) or Shares	Market Value $
Residential Asset Securities Corp.
Series 2001-KS1 Class AI6
6.349% due 03/25/32	505	503
Series 2001-KS1 Class AII (Ê)
5.343% due 03/25/32	100	99
Series 2001-KS3 Class AII (Ê)
5.333% due 09/25/31	58	57
Series 2003-KS2 Class MI1
4.800% due 04/25/33	955	890
Series 2003-KS2 Class MI3
6.100% due 04/25/33	176	140
Series 2006-KS6 Class A1 (Ê)
4.913% due 08/25/36	197	196
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2005-HS1 Class AI1
4.993% due 09/25/35	901	896
Series 2007-HSA Class AI1
4.993% due 05/25/37	254	249
SACO I, Inc. (Ê)
Series 2005-WM3 Class A1
5.133% due 09/25/35	94	92
Series 2006-1 Class A
5.043% due 09/25/35	469	447
Saxon Asset Securities Trust (Ê)
Series 2004-1 Class A
5.413% due 03/25/35	57	56
Series 2006-1 Class A2A
4.933% due 03/25/36	793	792
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR4 Class A3
5.073% due 01/25/36	58	58
Security National Mortgage Loan Trust (Ê)(Å)
Series 2006-3A Class A1
5.153% due 10/25/09	454	450
Sierra Receivables Funding Co. (Ê)(Å)
Series 2006-1A Class A2
5.148% due 05/20/18	279	272
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/10/10	61	62
Small Business Administration Pools (Ê)
7.580% due 09/25/18	259	273
Soundview Home Equity Loan Trust
Series 2006-2 Class A2 (Ê)
5.003% due 03/25/36	928	925

124	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-WF1 Class A2
5.645% due 10/25/36	1,060	1,044
Specialty Underwriting & Residential Finance (Ê)
Series 2003-BC1 Class A
5.213% due 01/25/34	25	24
Series 2006-AB1 Class A2
5.013% due 12/25/36	850	834
Structured Asset Investment Loan Trust (Ê)
Series 2005-3 Class M2
5.313% due 04/25/35	500	466
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	476	427
Series 2002-HF1 Class A (Ê)
5.163% due 01/25/33	13	12
Series 2004-19X Class A2
4.370% due 10/25/34	326	324
Series 2005-WF1 Class A2 (Ê)
5.073% due 02/25/35	171	171
Series 2006-BC3 Class A2 (Ê)
4.923% due 10/25/36	515	511
Textron Financial Floorplan Master Note Trust (Ê)(Þ)
Series 2005-1A Class A
5.211% due 05/13/10	1,640	1,639
Truman Capital Mortgage Loan Trust (Ê)(Å)
Series 2006-1 Class A
5.133% due 03/25/36	1,417	1,304
Wachovia Asset Securitization, Inc. (Ê)
Series 2003-HE3 Class A
5.123% due 11/25/33	211	208
Wells Fargo Home Equity Trust (Ê)
Series 2005-4 Class AI1 (Þ)
4.993% due 12/25/35	292	290
Series 2007-1 Class A1
4.973% due 03/25/37	686	680

		99,059

Certificates of Deposit - 0.0%
Calyon NY
5.300% due 01/16/09	800	800

Corporate Bonds and Notes - 17.7%
Abbott Laboratories
5.600% due 05/15/11	415	424

	Principal Amount ($) or Shares	Market Value $
5.875% due 05/15/16	360	369
Alamosa Delaware, Inc.
8.500% due 01/31/12	225	234
Altria Group, Inc.
7.000% due 11/04/13	300	328
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	120	121
American Express Centurion Bank
Series BKNT
5.130% due 06/12/09	1,900	1,892
5.550% due 10/17/12	430	434
American Express Co.
6.150% due 08/28/17	1,565	1,596
6.800% due 09/01/66	150	154
American International Group, Inc.
4.700% due 10/01/10	485	481
5.375% due 10/18/11 (Ñ)	570	575
5.050% due 10/01/15 (Ñ)	505	490
6.250% due 03/15/87	1,800	1,675
Amgen, Inc.
5.585% due 11/28/08	1,000	998
Anadarko Petroleum Corp.
6.094% due 09/15/09 (Ê)	480	478
5.950% due 09/15/16	500	503
6.450% due 09/15/36	630	637
Apache Corp.
6.000% due 01/15/37	420	414
Appalachian Power Co.
Series O
5.650% due 08/15/12	175	177
ASIF Global Financing XIX (Å)
4.900% due 01/17/13	50	48
AT&T Mobility LLC
6.500% due 12/15/11	575	603
AT&T, Inc.
5.100% due 09/15/14	310	304
6.500% due 09/01/37	1,435	1,514
Atmos Energy Corp.
6.350% due 06/15/17	185	189
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	1,210	1,256
Bank of America Corp.
5.875% due 02/15/09 (Ê)	205	206
5.608% due 06/19/09 (Ê)	2,700	2,691
4.375% due 12/01/10	1,700	1,676
5.375% due 08/15/11	280	283
5.420% due 03/15/17	20	19
6.000% due 09/01/17	845	861

Fixed Income I Fund	125

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of America NA
Series BKNT
5.646% due 12/18/08	200	200
5.974% due 06/15/16 (Ê)	1,200	1,176
6.000% due 10/15/36	300	291
Bank of New York Mellon Corp. (The)
5.125% due 11/01/11	830	830
Bank of Scotland PLC
5.250% due 02/21/17	230	231
Banque Paribas
6.875% due 03/01/09	350	359
Bear Stearns Cos., Inc. (The)
5.494% due 07/16/09	1,900	1,879
5.590% due 08/21/09 (Ê)	800	781
6.400% due 10/02/17	580	578
BellSouth Corp.
4.750% due 11/15/12	20	20
6.550% due 06/15/34 (Ñ)	175	183
Bellsouth Telecommunications, Inc.
7.000% due 12/01/95	685	689
Bundesrepublik Deutschland
Series 04
3.750% due 01/04/15	1,040	1,465
Burlington Northern Santa Fe Corp.
5.650% due 05/01/17	115	114
6.875% due 12/01/27 (Ñ)	90	95
Camden Property Trust
5.700% due 05/15/17	2,340	2,229
Cardinal Health, Inc.
5.850% due 12/15/17	470	471
Carolina Power & Light Co.
6.500% due 07/15/12	5	5
Caterpillar Financial Services Corp.
5.293% due 10/09/09 (Ê)	2,100	2,090
4.300% due 06/01/10	430	424
5.850% due 09/01/17 (Ñ)	245	250
Center Point Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	350	352
Center Point Energy Resources Corp.
Series B
7.875% due 04/01/13	440	482
Chubb Corp. (Ñ)
6.000% due 05/11/37	220	214
CIT Group Holdings, Inc. (Ê)
5.516% due 01/30/09	2,400	2,334

	Principal Amount ($) or Shares	Market Value $
CIT Group, Inc.
6.875% due 11/01/09 (Ñ)	100	102
4.125% due 11/03/09	10	10
Citicorp
7.250% due 10/15/11	565	607
Citigroup Funding, Inc.
5.714% due 12/08/08 (Ê)	400	399
5.200% due 06/26/09	400	398
Citigroup, Inc.
5.240% due 12/26/08 (Ê)	600	600
5.024% due 01/30/09 (Ê)	1,400	1,399
5.228% due 12/28/09 (Ê)	800	797
4.125% due 02/22/10	630	619
6.500% due 01/18/11 (Ñ)	380	396
5.500% due 08/27/12	500	506
5.300% due 10/17/12	300	301
5.000% due 09/15/14	3,940	3,824
6.000% due 08/15/17	300	306
6.125% due 08/25/36 (Ñ)	500	488
Clear Channel Communications, Inc.
4.250% due 05/15/09	230	221
6.250% due 03/15/11	290	267
Clorox Co.
4.200% due 01/15/10 (Ñ)	215	211
5.450% due 10/15/12	775	776
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	85	85
Comcast Cable Communications LLC
6.875% due 06/15/09	625	641
Comcast Cable Holdings LLC
9.800% due 02/01/12	715	828
7.875% due 08/01/13	830	913
Comcast Corp.
6.500% due 01/15/15 (Ñ)	1,050	1,098
5.900% due 03/15/16	65	65
6.500% due 01/15/17	715	748
6.300% due 11/15/17	3,170	3,270
6.500% due 11/15/35	920	933
6.450% due 03/15/37	115	116
Commonwealth Edison Co.
Series 98
6.150% due 03/15/12	215	222
ConocoPhillips Holding Co.
6.950% due 04/15/29	825	939
Continental Airlines, Inc.
Series A
5.983% due 04/19/22	3,625	3,562

126	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Countrywide Financial Corp.
Series MTN
5.800% due 06/07/12	3,045	2,622
Credit Suisse USA, Inc.
3.875% due 01/15/09	295	291
4.875% due 08/15/10	275	275
5.250% due 03/02/11 (Ñ)	310	312
6.500% due 01/15/12	20	21
5.500% due 08/15/13 (Ñ)	115	115
CRH America, Inc.
6.000% due 09/30/16	1,475	1,453
CVS Caremark Corp.
5.750% due 08/15/11	320	326
5.750% due 06/01/17	535	532
6.250% due 06/01/27	3,630	3,610
CVS Lease Pass Through
6.036% due 12/10/28 (Å)	1,096	1,077
Daimler Finance NA LLC
6.053% due 03/13/09	1,600	1,598
6.133% due 03/13/09 (Ñ)	1,100	1,100
5.875% due 03/15/11	300	306
6.500% due 11/15/13	455	478
DCP Midstream LLC
6.875% due 02/01/11	45	47
6.750% due 09/15/37	1,020	1,048
Delta Air Lines, Inc.
6.821% due 08/10/22 (Å)	4,625	4,440
Series 00-1
7.570% due 11/18/10	2,040	2,106
Delta Air Lines, Inc.
Series 01-1
6.619% due 09/18/12	506	509
Detroit Edison Co. (The)
5.400% due 08/01/14	105	104
6.350% due 10/15/32	125	127
Devon Financing Corp. ULC
7.875% due 09/30/31	255	309
Dominion Resources, Inc.
4.750% due 12/15/10	90	89
5.700% due 09/17/12	455	461
Series A (Ñ)
5.200% due 01/15/16	695	667
Series B (Ñ)
6.250% due 06/30/12	15	16
DPL, Inc.
6.875% due 09/01/11	495	520
DTE Energy Co.
7.050% due 06/01/11	1,475	1,552

	Principal Amount ($) or Shares	Market Value $
Duke Energy Carolinas LLC
5.625% due 11/30/12	265	270
Duke Realty, LP
5.950% due 02/15/17	885	868
Eastman Kodak Co.
7.250% due 11/15/13	70	70
Electronic Data Systems Corp.
7.125% due 10/15/09	630	649
Eli Lilly & Co. (Ñ)
5.200% due 03/15/17	685	675
Energy Future Holdings
Series P
5.550% due 11/15/14	150	117
Series Q
6.500% due 11/15/24	90	66
Series R
6.550% due 11/15/34	635	458
Enterprise Products Operating, LP
6.300% due 09/15/17	1,770	1,802
Erac USA Finance Co. (Å)
7.000% due 10/15/37	4,415	4,345
Exelon Corp.
4.900% due 06/15/15	985	924
5.625% due 06/15/35	330	297
Exelon Generation Co. LLC
6.200% due 10/01/17	245	246
FedEx Corp.
5.500% due 08/15/09	1,500	1,512
7.600% due 07/01/97	170	194
FirstEnergy Corp.
Series B
6.450% due 11/15/11	2,640	2,724
Series C
7.375% due 11/15/31	865	944
Ford Motor Co. (Ñ)
7.450% due 07/16/31	410	324
Ford Motor Credit Co. LLC
7.375% due 10/28/09	3,240	3,125
General Electric Capital Corp.
3.250% due 06/15/09	1,295	1,261
5.250% due 01/20/10 (Ê)	600	599
5.628% due 08/15/11 (Ê)	1,500	1,491
5.250% due 10/19/12	11,310	11,387
5.500% due 09/15/67	300	437
Series GMTN
5.500% due 04/28/11	540	546
Series MTN (Ê)

Fixed Income I Fund	127

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.095% due 10/26/09	2,700	2,693
Series MTNA
6.000% due 06/15/12	1,420	1,473
5.450% due 01/15/13	960	971
General Motors Corp.
8.375% due 07/05/33	160	202
Glen Meadow Pass-Through Trust (Å)
6.505% due 02/12/67	200	194
GMAC LLC
5.625% due 05/15/09 (Ñ)	2,250	2,144
7.750% due 01/19/10	230	223
Goldman Sachs Group, Inc. (The)
5.250% due 12/23/08 (Ê)	100	100
5.248% due 03/30/09 (Ê)	600	598
5.300% due 06/23/09 (Ê)	500	499
6.875% due 01/15/11	1,150	1,204
5.300% due 02/14/12	3,300	3,301
5.450% due 11/01/12	80	80
4.750% due 07/15/13	1,070	1,025
5.350% due 01/15/16	1,155	1,124
5.625% due 01/15/17 (Ñ)	165	160
6.250% due 09/01/17 (Ñ)	1,800	1,831
5.950% due 01/15/27	650	604
6.450% due 05/01/36	390	381
6.750% due 10/01/37	75	75
Goldman Sachs Group, LP
4.500% due 06/15/10	1,275	1,258
Hartford Financial Services Group, Inc.
5.250% due 10/15/11	730	726
Hess Corp.
7.875% due 10/01/29	60	70
7.300% due 08/15/31	515	577
Historic TW, Inc.
8.050% due 01/15/16	565	638
HJ Heinz Co. (Å)
6.428% due 12/01/08	100	102
HJ Heinz Finance Co.
6.000% due 03/15/12	10	10
Home Depot, Inc.
5.400% due 03/01/16	100	96
HSBC Bank USA NA (Ê)
Series BKNT
5.864% due 06/10/09	800	796
HSBC Finance Corp.
5.809% due 12/05/08 (Ê)	500	499
4.750% due 05/15/09	4,050	4,020
5.240% due 10/21/09 (Ê)	400	398

	Principal Amount ($) or Shares	Market Value $
4.125% due 11/16/09	2,865	2,813
5.784% due 03/12/10 (Ê)	700	695
6.375% due 11/27/12	390	405
5.000% due 06/30/15	325	308
ILFC E-Capital Trust II (Å)
6.250% due 12/21/65	290	285
International Business Machines Corp.
5.700% due 09/14/17	1,960	1,989
7.125% due 12/01/96	540	606
International Lease Finance Corp.
4.750% due 07/01/09	2,040	2,014
5.625% due 09/15/10	1,350	1,369
5.750% due 06/15/11	250	252
5.625% due 09/20/13 (Ñ)	1,320	1,320
International Paper Co.
5.850% due 10/30/12	1,490	1,513
International Steel Group, Inc. (Ñ)
6.500% due 04/15/14	615	631
Jersey Central Power & Light Co.
5.625% due 05/01/16	260	254
John Deere Capital Corp.
4.875% due 03/16/09	725	723
Johnson & Johnson
5.550% due 08/15/17	90	93
5.950% due 08/15/37	115	120
JP Morgan Chase Capital XV (Ñ)
5.875% due 03/15/35	1,505	1,366
JP Morgan Chase Capital XX (Ñ)
Series T
6.550% due 09/15/66	200	188
JP Morgan Chase & Co.
5.600% due 06/01/11	190	193
5.375% due 10/01/12	2,430	2,443
5.375% due 01/15/14	475	475
5.125% due 09/15/14 (Ñ)	1,085	1,058
5.150% due 10/01/15	520	505
JP Morgan Chase Bank NA
Series BKNT (Ñ)
5.875% due 06/13/16	180	182
Kaupthing Bank Hf (Ê)(Þ)
5.939% due 04/12/11	1,020	1,016
Kellogg Co.
Series B
6.600% due 04/01/11	1,225	1,279
Kerr-McGee Corp.
6.950% due 07/01/24	290	309
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	185	196

128	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 12/15/13	115	111
6.000% due 02/01/17 (Ñ)	60	60
6.950% due 01/15/38	1,785	1,871
Kraft Foods, Inc.
6.000% due 08/11/10 (Ê)	1,700	1,702
5.625% due 11/01/11	1,355	1,374
Kroger Co. (The)
7.500% due 04/01/31	80	90
Lehman Brothers Holdings Capital Trust V
5.857% due 11/29/49	340	317
Lehman Brothers Holdings, Inc.
5.241% due 01/23/09 (Ê)	1,200	1,186
5.320% due 04/03/09 (Ê)	1,000	987
5.600% due 08/21/09 (Ê)	400	395
5.645% due 05/25/10	300	295
5.250% due 02/06/12	310	306
6.200% due 09/26/14	150	151
5.500% due 04/04/16 (Ñ)	300	289
7.394% due 09/15/22 (Ê)	1,380	1,410
Liberty Property, LP
5.500% due 12/15/16	685	645
M&T Bank Corp.
5.375% due 05/24/12	685	695
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	180	174
Marathon Oil Corp.
6.000% due 10/01/17	615	625
Merrill Lynch & Co., Inc.
5.284% due 07/25/11 (Ê)	700	682
6.050% due 08/15/12	700	710
6.050% due 05/16/16	80	79
5.700% due 05/02/17	175	167
6.400% due 08/28/17	1,865	1,881
6.220% due 09/15/26	1,245	1,188
Series MTNC
4.250% due 02/08/10	470	459
MetLife, Inc.
5.700% due 06/15/35	880	816
6.400% due 12/15/36	990	938
Metropolitan Life Global Funding I
5.560% due 05/17/10	900	893
Midamerican Energy Co.
5.800% due 10/15/36	1,100	1,069
Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	2,720	2,690

	Principal Amount ($) or Shares	Market Value $
Miller Brewing Co. (Þ)
5.500% due 08/15/13	390	389
Monumental Global Funding II (Þ)
4.625% due 03/15/10	235	233
Morgan Stanley
3.875% due 01/15/09	980	967
5.625% due 01/09/12	510	517
4.750% due 04/01/14	250	237
5.375% due 10/15/15	345	332
5.659% due 10/18/16 (Ê)	140	136
5.550% due 04/27/17	175	170
6.250% due 08/28/17	300	307
Series GMTN (Ê)
5.470% due 02/09/09	100	100
Series MTN (Ê)
5.333% due 01/15/10	600	594
Motorola, Inc.
6.625% due 11/15/37	1,740	1,706
5.220% due 10/01/97 (Ñ)	980	715
Natexis Ambs Co. LLC (ƒ)(Þ)
8.440% due 12/29/49	350	357
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	2,335	2,368
5.450% due 04/10/17	520	512
New Cingular Wireless Services, Inc.
7.875% due 03/01/11	3,795	4,111
8.125% due 05/01/12	350	390
8.750% due 03/01/31	1,405	1,817
News America Holdings, Inc.
7.750% due 12/01/45	15	17
7.900% due 12/01/95	295	322
8.250% due 10/17/96	65	74
News America, Inc.
6.200% due 12/15/34	35	34
6.150% due 03/01/37	2,815	2,702
Nisource Finance Corp.
7.875% due 11/15/10	465	498
6.400% due 03/15/18	315	320
Norfolk Southern Corp.
6.200% due 04/15/09	645	654
7.050% due 05/01/37	215	238
7.900% due 05/15/97	1,150	1,320
Northern States Power Co.
Series B
8.000% due 08/28/12	1,305	1,458

Fixed Income I Fund	129

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Northwest Airlines, Inc.
Series 07-1
7.027% due 11/01/19	1,910	1,936
Ohio Power Co.
Series F
5.500% due 02/15/13	45	45
ONEOK Partners, LP
6.650% due 10/01/36	605	616
Owens Corning, Inc.
Series WI
6.500% due 12/01/16	585	569
Pacific Gas & Electric Co.
3.600% due 03/01/09	115	113
4.200% due 03/01/11	255	248
6.050% due 03/01/34	520	518
5.800% due 03/01/37	110	106
Pactiv Corp.
5.875% due 07/15/12	680	693
Pemex Project Funding Master Trust
Series WI
6.625% due 06/15/35	430	460
Progress Energy, Inc.
7.100% due 03/01/11	43	45
7.750% due 03/01/31 (Ñ)	130	153
7.000% due 10/30/31	210	229
Prologis
5.625% due 11/15/15	1,030	1,001
Prudential Financial, Inc.
5.100% due 12/14/11	1,135	1,129
Qwest Corp.
8.875% due 03/15/12	1,295	1,418
Rabobank Capital Funding II (ƒ)(Å)
5.260% due 12/31/49	20	19
Rabobank Capital Funding Trust (ƒ)(Å)
5.254% due 12/29/49	40	38
RBS Capital Trust III (ƒ)(Ñ)
5.512% due 09/29/49	675	632
Residential Capital LLC
7.125% due 11/21/08 (Ñ)(Ê)	290	244
7.314% due 04/17/09	50	39
7.595% due 05/22/09	330	257
6.000% due 02/22/11	970	708
6.500% due 06/01/12 (Ñ)	300	219
Safeway, Inc. (Ñ)
7.250% due 02/01/31	55	60
Schering-Plough Corp.
5.530% due 12/01/13	520	522

	Principal Amount ($) or Shares	Market Value $
Sigma Finance, Inc.-SIV (Ê)(Å)
8.500% due 08/11/16	1,660	1,560
Simon Property Group, LP
5.750% due 12/01/15	1,965	1,926
6.100% due 05/01/16	930	934
5.250% due 12/01/16	3,180	3,008
Southern Natural Gas Co. (Å)
5.900% due 04/01/17	30	29
Southwest Airlines Co.
Series 07-1
6.150% due 08/01/22	445	453
Sprint Capital Corp.
8.375% due 03/15/12	360	393
6.875% due 11/15/28	320	307
8.750% due 03/15/32	40	46
Sprint Nextel Corp.
6.000% due 12/01/16	4,265	4,101
State Street Capital Trust IV (Ê)
6.694% due 06/15/37	100	90
SunTrust Capital VIII
6.100% due 12/15/36	630	570
Time Warner Cable, Inc.
Series WI
5.400% due 07/02/12	740	738
5.850% due 05/01/17	4,490	4,452
6.550% due 05/01/37	270	272
Time Warner Entertainment Co., LP
8.375% due 07/15/33	105	126
Time Warner, Inc.
5.730% due 11/13/09	400	398
6.875% due 05/01/12	485	511
5.875% due 11/15/16	825	820
7.700% due 05/01/32	100	112
Travelers Cos., Inc. (The)
5.375% due 06/15/12	130	131
6.250% due 03/15/37	600	583
6.250% due 06/15/37	1,585	1,564
Unilever Capital Corp. (Ñ)
5.900% due 11/15/32	255	251
Union Electric Co.
6.400% due 06/15/17	545	574
Union Pacific Corp.
3.625% due 06/01/10	570	551
United States Steel Corp.
5.650% due 06/01/13	260	252
6.050% due 06/01/17	260	250
6.650% due 06/01/37	120	113

130	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Technologies Corp. (Ñ)
5.400% due 05/01/35	70	66
UnitedHealth Group, Inc.
5.250% due 03/15/11	280	281
6.000% due 06/15/17	65	66
6.500% due 06/15/37	120	123
US Bancorp
5.300% due 04/28/09	1,705	1,715
US Bank NA/Cincinnati OH
5.700% due 12/15/08	85	85
USB Capital IX (ƒ)(Ñ)
6.189% due 04/15/49	200	202
Verizon Communications, Inc.
5.350% due 02/15/11	940	951
Verizon Global Funding Corp.
6.875% due 06/15/12 (Ñ)	3,835	4,106
7.375% due 09/01/12	275	301
Wachovia Bank NA/Charlotte NC
Series BKNT
5.800% due 12/01/08	280	283
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	340	337
Wachovia Corp.
5.700% due 08/01/13	2,010	2,023
5.250% due 08/01/14	460	451
5.625% due 10/15/16 (Ñ)	400	396
5.750% due 06/15/17	460	462
Wal-Mart Stores, Inc. (Ñ)
5.800% due 02/15/18	570	584
Waste Management, Inc.
6.375% due 11/15/12	555	577
Wells Fargo & Co.
5.250% due 10/23/12	345	346
4.950% due 10/16/13	180	176
Wells Fargo Bank NA
5.750% due 05/16/16	310	312
Wells Fargo Capital X
5.950% due 12/15/36	200	188
Weyerhaeuser Co.
6.750% due 03/15/12	1,510	1,572
Wyeth
6.950% due 03/15/11	1,985	2,102
5.500% due 03/15/13 (Ñ)	430	433
5.500% due 02/01/14	55	55
5.950% due 04/01/37	755	747
Xcel Energy, Inc.
7.000% due 12/01/10	595	626

	Principal Amount ($) or Shares	Market Value $
Xerox Corp.
5.500% due 05/15/12	2,665	2,666
XTO Energy, Inc.
7.500% due 04/15/12	130	142

		286,489

International Debt - 4.5%
Abbey National PLC (ƒ)
(Step Up, 7.730%, 06/15/08) 6.700% due 06/29/49	105	106
Aiful Corp. (Å)
5.000% due 08/10/10	400	379
America Movil SAB de CV
5.625% due 11/15/17	220	218
Anadarko Finance Co.
Series B
7.500% due 05/01/31	575	644
AstraZeneca PLC
5.900% due 09/15/17	300	307
AXA SA
8.600% due 12/15/30	125	156
Banque Centrale de Tunisie
8.250% due 09/19/27	550	681
BNP Paribas (ƒ)(Þ)
5.186% due 06/29/49	1,900	1,760
British Telecommunications PLC
8.625% due 12/15/10	595	655
9.125% due 12/15/30	65	88
Canadian Natural Resources, Ltd.
6.500% due 02/15/37	220	225
China Development Bank
5.000% due 10/15/15	100	97
CIT Group Funding Co. of Canada
5.600% due 11/02/11	280	273
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/09	700	763
Conoco Funding Co.
6.350% due 10/15/11	705	740
Corp. Nacional del Cobre de Chile (Þ)
6.150% due 10/24/36	100	100
Covidien International Finance SA (Å)
6.000% due 10/15/17	1,325	1,343
Credit Agricole SA/London
5.505% due 05/28/09	400	400
5.555% due 05/28/10	600	600
Credit Suisse Guernsey, Ltd.
5.860% due 05/29/49	1,310	1,220

Fixed Income I Fund	131

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Crest, Ltd. (Þ)
Series 2003-2A Class C2
5.709% due 12/28/38	2,160	2,002
Depfa ACS Bank (Å)
5.125% due 03/16/37	400	378
Deutsche Bank AG
6.000% due 09/01/17	1,000	1,023
Deutsche Bank AG/London
5.375% due 10/12/12	4,130	4,170
Deutsche Telekom International Finance BV
5.390% due 03/23/09 (Ê)	900	900
8.000% due 06/15/10	665	713
5.750% due 03/23/16 (Ñ)	300	301
8.250% due 06/15/30	160	199
Egypt Government AID Bonds
4.450% due 09/15/15	835	813
Eksportfinans A/S
5.500% due 05/25/16	550	567
EnCana Corp.
6.625% due 08/15/37	585	618
European Investment Bank
4.625% due 09/15/10	1,505	1,513
Export-Import Bank of China (Þ)
4.875% due 07/21/15	670	646
Export-Import Bank of Korea
4.125% due 02/10/09 (Þ)	345	340
5.711% due 06/01/09 (Ê)	200	200
5.500% due 10/17/12	415	418
Gaz Capital for Gazprom (Å)
6.212% due 11/22/16	1,515	1,494
6.510% due 03/07/22	420	412
Glitnir Banki HF (Å)
6.330% due 07/28/11	270	275
6.375% due 09/25/12	390	393
6.693% due 06/15/16	700	716
Harborview NIM Corp. (Å)
Series 2006-9A Class N1
6.409% due 11/19/36	122	122
HBOS Capital Funding, LP (ƒ)(Å)
6.071% due 06/30/49	110	106
HBOS PLC (ƒ)(Þ)
5.920% due 09/29/49	200	182
HSBC Holdings PLC
6.500% due 05/02/36	685	676
6.500% due 09/15/37	1,355	1,342
Intergas Finance BV (Å)(Ñ)
6.375% due 05/14/17	641	599

	Principal Amount ($) or Shares	Market Value $
Ispat Inland ULC
9.750% due 04/01/14	1,615	1,758
Kaupthing Bank Hf (Å)
5.750% due 10/04/11	100	97
7.125% due 05/19/16	1,480	1,467
Klio Funding, Ltd. (Ê)(Þ)
Series 2004-1A Class A1
5.910% due 04/23/39	3,695	3,407
Korea Development Bank (Ê)
5.370% due 04/03/10	700	698
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	155	153
Lukoil International Finance BV
6.356% due 06/07/17	805	775
Mexico Government International Bond (Ñ)
Series MTNA
6.750% due 09/27/34	973	1,088
Mizuho Financial Group Cayman, Ltd. (Þ)
5.790% due 04/15/14	400	405
MUFG Capital Finance 1, Ltd. (ƒ)
6.346% due 07/25/99	200	191
National Australia Bank, Ltd. (Ê)(Þ)
5.765% due 09/11/09	500	499
Newcastle CDO, Ltd. (Þ)
Series 2004-4A Class 3FX
5.110% due 03/24/39	1,075	948
Petrobras International Finance Co.
6.125% due 10/06/16	460	465
8.375% due 12/10/18 (Ñ)	750	881
Petroleum Export, Ltd. (Þ)
5.265% due 06/15/11	160	159
Province of Quebec Canada
5.000% due 07/17/09 (Ñ)	10	10
Series PJ
6.125% due 01/22/11	1,060	1,106
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	550	531
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.838% due 09/30/27	250	235
Resona Bank, Ltd. (ƒ)
5.850% due 09/29/49	450	417
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ)
7.191% due 12/29/49	405	407

132	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Rogers Wireless, Inc.
6.375% due 03/01/14	750	766
Royal Bank of Scotland Group PLC
7.640% due 03/31/49 (ƒ)	100	104
6.990% due 10/29/49 (ƒ)(Å)	180	182
Series 1 (ƒ)
9.118% due 03/31/49	200	214
Royal KPN NV
8.000% due 10/01/10	620	667
RSHB Capital SA for OJSC Russian Agricultural Bank (Å)
6.299% due 05/15/17	310	294
Russia Government International Bond
7.500% due 03/31/30 (Þ)	668	753
Series REGS
7.500% due 03/31/30	49	55
Santander Financial Issuances
6.375% due 02/15/11	145	150
Santander Perpetual SA Unipersonal (ƒ)(Å)
6.671% due 10/29/49	400	398
Santander US Debt SA Unipersonal (Ê)
5.679% due 11/20/08	1,200	1,198
Shinsei Finance Cayman, Ltd. (ƒ)(Å)
6.418% due 01/29/49	630	587
Siemens Financieringsmaatschappij NV
5.500% due 02/16/12	1,400	1,418
6.125% due 08/17/26 (Þ)	1,890	1,908
SMFG Preferred Capital USD 1, Ltd. (Å)
6.078% due 01/29/49	1,120	1,048
Sumitomo Mitsui Banking Corp. (ƒ)(Þ)
5.625% due 07/29/49	185	173
Suncor Energy, Inc. (Ñ)
6.500% due 06/15/38	2,705	2,832
Systems 2001 AT LLC (Þ)
7.156% due 12/15/11	257	271
Telecom Italia Capital SA
6.200% due 07/18/11	290	299
5.250% due 10/01/15	620	597
Telefonica Emisiones SAU
5.888% due 06/19/09 (Ê)	800	800
6.221% due 07/03/17	175	181
Telefonica Europe BV
7.750% due 09/15/10	1,040	1,114
Telefonos de Mexico SAB de CV
4.500% due 11/19/08	515	511

	Principal Amount ($) or Shares	Market Value $
TNK-BP Finance SA (Å)
7.875% due 03/13/18	240	237
Series 144a
7.500% due 07/18/16	540	527
Tyco International Group SA
6.125% due 11/01/08	40	40
6.125% due 01/15/09	10	10
6.750% due 02/15/11 (Ñ)	880	929
6.375% due 10/15/11	465	477
6.000% due 11/15/13	835	847
7.000% due 06/15/28	70	76
6.875% due 01/15/29	210	213
UFJ Finance Aruba AEC
6.750% due 07/15/13	60	63
Vale Overseas, Ltd.
6.250% due 01/11/16	95	97
6.250% due 01/23/17	285	288
6.875% due 11/21/36	837	870
Vodafone Group PLC
6.150% due 02/27/37	305	299
WEA Finance LLC/WCI Finance LLC (Þ)
5.700% due 10/01/16	2,660	2,600
Western Oil Sands, Inc.
8.375% due 05/01/12	235	262
Xstrata Canada Corp.
6.000% due 10/15/15	635	639
Xstrata Finance Canada, Ltd.
5.500% due 11/16/11	75	75

		72,639

Loan Agreements - 0.1%
Starbound Reinsurance, Ltd.
Term Loan B
8.550% due 03/31/08	415	415
7.550% due 08/20/09	795	794

		1,209

Mortgage-Backed Securities - 64.8%
Adjustable Rate Mortgage Trust (Ê)
Series 2005-3 Class 8A2
5.113% due 07/25/35	313	307
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	261	257
Series 2005-2 Class 5A2
5.023% due 09/25/35	545	544

Fixed Income I Fund	133

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-3 Class 3A2
5.053% due 09/25/35	30	30
Series 2005-4 Class 1A1
5.163% due 11/25/45	878	851
Arcap Reit, Inc. (Þ)
Series 2004-RR3 Class B
5.040% due 09/21/45	515	492
Banc of America Alternative Loan Trust
Series 2003-2 Class CB2 (Ê)
5.373% due 04/25/33	153	153
Series 2003-10 Class 2A2 (Ê)
5.323% due 12/25/33	381	379
Series 2006-5 Class CB17
6.000% due 06/25/36	847	847
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	635	633
Series 2004-4 Class A3
4.128% due 07/10/42	580	571
Series 2005-2 Class A4
4.783% due 07/10/43	1,100	1,075
Series 2005-3 Class A2
4.501% due 07/10/43	445	438
Series 2005-3 Class A4
4.668% due 07/10/43	1,200	1,132
Series 2005-6 Class A1
5.001% due 09/10/47	1,494	1,490
Series 2005-6 Class A2
5.165% due 09/10/47	1,650	1,649
Series 2006-1 Class A4
5.372% due 09/10/45	725	715
Series 2006-3 Class A4
5.889% due 07/10/44	1,330	1,355
Series 2007-1 Class A3
5.449% due 01/15/49	1,235	1,250
Series 2007-3 Class A4
5.659% due 06/10/49	200	200
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	1,067	1,042
Series 2005-D Class A1 (Ê)
4.111% due 05/25/35	431	424
Series 2006-3 Class 5A8
5.500% due 03/25/36	1,040	1,008
Series 2006-A Class 3A2
5.899% due 02/20/36	4,330	4,355

	Principal Amount ($) or Shares	Market Value $
Series 2006-A Class 4A1 (Ê)
5.571% due 02/20/36	1,099	1,098
Series 2006-B Class 7A1 (Ê)
5.895% due 03/20/36	777	781
Series 2006-G Class 2A1 (Ê)
5.218% due 07/20/36	1,032	1,023
Series 2006-G Class 2A2 (Ê)
5.078% due 07/20/36	801	798
Series 2007-E Class 4A1 (Ê)
5.936% due 09/20/37	1,089	1,095
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
5.323% due 12/25/33	927	923
Series 2004-1 Class 5A1
6.500% due 09/25/33	63	64
Series 2004-2 Class 5A1
6.500% due 10/25/31	97	97
Series 2004-11 Class 2A1
5.750% due 01/25/35	868	850
Series 2005-H Class 2A5 (Ê)
4.803% due 09/25/35	575	559
Series 2005-L Class 3A1 (Ê)
5.459% due 01/25/36	529	526
Series 2006-2 Class A15
6.000% due 07/25/36	1,006	1,014
Series 2007-3 Class 1A1
6.000% due 09/25/37	2,475	2,453
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A1
5.605% due 02/25/33	35	35
Series 2004-1 Class 23A1 (Ê)
5.441% due 04/25/34	266	259
Series 2004-4 Class A4
3.537% due 06/25/34	319	316
Series 2004-8 Class 2A1
5.076% due 11/25/34	820	815
Series 2004-9 Class 22A1 (Ê)
4.776% due 11/25/34	253	251
Series 2004-10 Class 22A1
4.956% due 01/25/35	369	364
Series 2005-2 Class A1 (Ê)
4.125% due 03/25/35	4,031	3,992
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.373% due 05/25/35	553	554
Series 2005-7 Class 22A1
5.520% due 09/25/35	349	349

134	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-4 Class 32A1
6.479% due 07/25/36	4,620	4,702
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR Class A1
4.386% due 02/11/41	345	343
Series 2006-PW1 Class A1
5.044% due 12/01/38	2,850	2,839
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
5.688% due 01/26/36	586	582
Series 2007-R6 Class 2A1
5.788% due 12/26/46	293	290
Series 2007-R10 Class A1 (Ê)(Å)
5.479% due 09/26/37	1,828	1,819
Series 2007-R11 Class A1A (Ê)(Å)
6.103% due 09/27/37	1,894	1,864
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	547	526
Series 2005-A1 Class 2A2 (Ê)
5.238% due 12/25/35	1,867	1,861
Series 2006-A1 Class 1A1 (Ê)
6.039% due 09/25/36	1,493	1,500
Series 2006-S4 Class A3
6.000% due 12/25/36	990	999
Series 2006-S4 Class A4
6.000% due 12/25/36	520	523
Series 2007-A1 Class 5A1
4.169% due 02/25/37	4,497	4,429
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB Class A2 (Ê)
6.204% due 02/25/34	61	61
Series 2005-3 Class 2A2B
4.677% due 08/25/35	771	764
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	407	401
Series 2005-11 Class A3 (Ê)
4.900% due 12/25/35	581	566
Series 2006-WFH Class A1 (Ê)
4.923% due 10/25/36	1,211	1,202
Series 2007-AHL Class A3A (Ê)
4.933% due 05/25/37	362	355
Series 2007-AR8 Class 2A1A
5.927% due 08/25/37	668	668
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3 Class A5
5.617% due 10/15/48	685	684

	Principal Amount ($) or Shares	Market Value $
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	552	556
Countrywide Alternative Loan Trust
Series 2004-2CB Class 1A4 (Ê)
5.273% due 03/25/34	581	579
Series 2005-56 Class 4A1 (Ê)
5.183% due 11/25/35	986	952
Series 2005-59 Class 1A1 (Ê)
5.328% due 11/20/35	1,188	1,173
Series 2005-J8 Class 1A3
5.500% due 07/25/35	800	782
Series 2005-J12 Class 2A1 (Ê)
5.143% due 11/25/35	827	826
Series 2005-J13 Class 2A3
5.500% due 11/25/35	327	324
Series 2006-43C Class 1A7
6.000% due 02/25/37	270	270
Series 2006-9T1 Class A7
6.000% due 05/25/36	426	431
Series 2006-J2 Class A3
6.000% due 04/25/36	624	629
Series 2007-J2 Class 2A1
6.000% due 07/25/37	765	767
Series 2007-OA6 Class A1B (Ê)
5.073% due 06/25/37	711	692
Series 2007-OA7 Class A1A (Ê)
5.053% due 05/25/47	704	681
Countrywide Asset-Backed Certificates
Series 2005-IM2 Class A3 (Ê)
5.143% due 01/25/36	2,535	2,500
Series 2006-IM1 Class A2 (Ê)
5.113% due 04/25/36	7,555	7,251
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-7 Class 5A2 (Ê)
5.143% due 05/25/34	18	18
Series 2004-16 Class 1A1 (Ê)
5.273% due 09/25/34	342	342
Series 2004-22 Class A3 (Ê)
4.797% due 11/25/34	496	491
Series 2004-HYB Class 1A1 (Ê)
4.737% due 02/20/35	1,152	1,142
Series 2005-3 Class 1A2 (Ê)
5.163% due 04/25/35	171	168
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	150	149
Series 2005-R3 Class AF (Ê)(Å)
5.531% due 09/25/35	1,045	1,017

Fixed Income I Fund	135

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-HYB Class 2A1A
5.725% due 05/20/36	761	771
Series 2006-OA4 Class A1 (Ê)
5.965% due 04/25/46	426	428
Series 2007-18 Class 2A1
6.500% due 09/25/37	792	797
Series 2007-HY1 Class 1A2 (Ê)
5.701% due 04/25/37	365	369
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	264	266
Series 2004-C1 Class A3
4.321% due 01/15/37	211	207
Series 2005-9 Class 2A1
5.500% due 10/25/35	1,230	1,188
Series 2005-C4 Class A3
5.120% due 08/15/38	5,050	4,985
Series 2005-C6 Class A1
4.938% due 12/15/40	932	928
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class A1
4.367% due 07/15/10	407	402
Series 2006-C1 Class AAB
5.555% due 02/15/39	1,220	1,221
Series 2006-C2 Class A1
5.250% due 03/15/39	973	974
Series 2006-C2 Class A2
5.659% due 03/15/39	1,120	1,128
Series 2006-C4 Class A1
4.771% due 09/15/39	2,087	2,068
Series 2006-TFL Class A1 (Ê)(Þ)
5.211% due 04/15/21	301	301
Series 2007-C1 Class A3
5.383% due 02/15/40	2,500	2,448
Series 2007-C2 Class A2 (Ê)
5.448% due 01/15/49	2,285	2,287
Series 2007-C3 Class A4
5.913% due 06/15/39	2,265	2,290
Series 2007-C4 Class A4
5.811% due 09/15/39	1,760	1,808
Series 2007-TF2 Class A1
5.271% due 04/15/22	1,300	1,290
Series 2007-TF2 Class A3
5.361% due 04/15/22	2,900	2,864
CW Capital Cobalt, Ltd.
Series 2007-C3 Class A2
5.740% due 05/15/46	1,450	1,477

	Principal Amount ($) or Shares	Market Value $
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê)
Series 2005-AR1 Class 2A3
4.998% due 08/25/35	1,060	1,037
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	44	44
Downey Savings & Loan Association Mortgage Loan Trust (Ê)
Series 2004-AR3 Class 1A1B
7.260% due 07/19/44	189	192
Series 2005-AR6 Class 2A1A
5.311% due 10/19/45	981	963
Fannie Mae
7.000% due 2009	9	10
7.000% due 2011	11	11
8.000% due 2011	4	4
5.200% due 2012	748	751
7.000% due 2012	3	3
5.500% due 2013	10	10
6.500% due 2013	54	55
5.500% due 2014	24	24
6.500% due 2015	22	22
7.000% due 2015	15	16
5.500% due 2016	5	5
6.000% due 2016	153	156
6.500% due 2016	123	126
9.000% due 2016	2	2
5.500% due 2017	215	217
6.000% due 2017	1,296	1,321
6.500% due 2017	279	287
7.500% due 2017	1	1
8.500% due 2017	4	5
4.500% due 2018	4,199	4,072
5.000% due 2018	3,097	3,059
5.500% due 2018	2,560	2,573
6.500% due 2018	296	306
4.500% due 2019	1,893	1,834
5.000% due 2019	13,709	13,528
6.500% due 2019	156	162
4.000% due 2020	3,917	3,694
4.500% due 2020	6,316	6,118
5.000% due 2020	13,483	13,295
6.500% due 2020	64	67
5.000% due 2021	862	849
5.500% due 2021	766	767
6.000% due 2021	3,233	3,291
5.000% due 2022	977	962
5.500% due 2022	409	409

136	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

8.000% due 2024	112	118
8.500% due 2024	21	22
9.000% due 2024	4	4
7.000% due 2025	17	18
8.000% due 2025	1	1
8.500% due 2025	27	28
7.000% due 2026	28	28
9.000% due 2026	5	6
6.000% due 2027	1,515	1,532
7.000% due 2027	10	10
9.000% due 2027	1	1
6.500% due 2028	504	521
6.500% due 2029	1,465	1,515
7.000% due 2029	133	140
6.500% due 2030	9	9
8.000% due 2030	141	149
6.500% due 2031	153	158
8.000% due 2031	124	131
5.500% due 2032	68	67
6.000% due 2032	1,416	1,433
6.500% due 2032	2,016	2,076
7.000% due 2032	873	909
8.000% due 2032	5	6
3.900% due 2033 (Ê)	566	569
4.500% due 2033	1,601	1,496
5.000% due 2033	5,717	5,507
5.100% due 2033 (Ê)	336	340
5.500% due 2033	24,395	24,108
6.000% due 2033	1,119	1,131
6.500% due 2033	899	926
7.000% due 2033	211	220
4.500% due 2034	1,437	1,341
5.000% due 2034	14,193	13,657
5.500% due 2034	32,713	32,313
6.000% due 2034	9,902	10,006
6.500% due 2034	985	1,011
4.500% due 2035	2,572	2,398
4.500% due 2035 (Ê)	614	612
4.700% due 2035 (Ê)	1,866	1,828
4.800% due 2035 (Ê)	613	604
4.800% due 2035 (Ê)	420	421
5.000% due 2035	13,649	13,121
5.100% due 2035 (Ê)	1,420	1,403
5.500% due 2035	52,470	51,785
6.000% due 2035	6,813	6,880
6.900% due 2035 (Ê)	3,384	3,472
7.000% due 2035 (Ê)	313	321
4.800% due 2036 (Ê)	989	990

	Principal Amount ($) or Shares	Market Value $
5.000% due 2036	13,175	12,658
5.500% due 2036	3,569	3,512
6.000% due 2036	12,818	12,907
6.500% due 2036	5,521	5,653
7.000% due 2036	187	194
5.000% due 2037	3,589	3,445
5.500% due 2037	16,887	16,645
5.600% due 2037 (Ê)	1,758	1,773
5.900% due 2037 (Ê)	200	204
6.000% due 2037 (Ê)	675	681
6.000% due 2037	500	504
6.500% due 2037	6,305	6,445
6.200% due 2044 (Ê)	183	185
Series 2003-337 Class 1 Principal Only Strip
Zero coupon due 07/01/33	1,008	726
Series 2003-343 Class 6
5.000% due 10/01/33	989	249
Series 2003-345 Class 18
4.500% due 12/01/18	2,427	355
Series 2003-345 Class 19
4.500% due 01/01/19	2,710	396
Series 2004-353 Class 2
5.000% due 08/01/34	1,492	383
Series 2004-356 Class 35
4.500% due 03/01/20	420	65
Series 2004-356 Class 36
4.500% due 03/01/20	719	112
Series 2005-365 Class 12
5.500% due 12/01/35	2,833	687
Series 2006-369 Class 8
5.500% due 04/01/36	734	183
Series 2006-372 Class 2
6.000% due 08/01/36	1,429	331
15 Year TBA (Ï)
4.500% due	3,340	3,230
5.000% due	5,655	5,565
5.500% due	14,730	14,753
6.000% due	46,795	47,136
30 Year TBA (Ï)
4.500% due	2,025	1,887
5.000% due	59,935	57,502
5.500% due	49,440	48,708
6.000% due	5,200	5,289
6.500% due	20,025	20,494
Fannie Mae Grantor Trust
Series 2001-T6 Class B
6.088% due 05/25/11	1,810	1,876

Fixed Income I Fund	137

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2002-T5 Class A1 (Ê)
5.113% due 05/25/32	713	713
Series 2003-T4 Class 1A (Ê)
4.983% due 09/26/33	202	202
Fannie Mae REMICS
Series 1992-158 Class ZZ
7.750% due 08/25/22	233	246
Series 1999-56 Class Z
7.000% due 12/18/29	391	406
Series 2003-21 Class M
5.000% due 02/25/17	29	29
Series 2003-32 Class FH (Ê)
5.273% due 11/25/22	247	246
Series 2003-35 Class FY
5.273% due 05/25/18	1,243	1,251
Series 2003-37 Class HY
5.000% due 12/25/16	652	649
Series 2003-78 Class FI (Ê)
5.273% due 01/25/33	547	548
Series 2004-21 Class FL (Ê)
5.223% due 11/25/32	274	274
Series 2005-65 Class FP (Ê)
5.123% due 08/25/35	348	347
Series 2006-5 Class 3A2 (Ê)
4.672% due 05/25/35	100	100
Series 2006-48 Class LG Principal Only STRIP
Zero coupon due 06/25/36	219	165
Series 2007-73 Class A1 (Ê)
4.933% due 07/25/37	816	800
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.500% due 12/25/42	63	65
Series 2003-W5 Class A (Ê)
5.093% due 04/25/33	257	249
Series 2003-W9 Class A (Ê)
5.113% due 06/25/33	360	360
Series 2004-W2 Class 5AF (Ê)
5.223% due 03/25/44	487	482
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê)
Series 2005-63 Class 1A1
6.183% due 02/25/45	76	76
FHA Project Citi 68 NP 7.400% due 01/01/21	156	156

	Principal Amount ($) or Shares	Market Value $
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1
5.300% due 09/25/34	351	351
Series 2006-AA5 Class A2 (Ê)
6.525% due 09/25/36	563	578
Series 2006-AA7 Class A1
6.543% due 01/25/37	2,769	2,823
Series 2006-FA3 Class A6
6.000% due 07/25/36	559	560
First Horizon Asset Securities, Inc. (Ê)
Series 2005-AR5 Class 3A1
5.535% due 10/25/35	247	246
Freddie Mac
7.000% due 2008	3	3
8.000% due 2009	8	8
6.000% due 2010	32	32
7.000% due 2010	51	52
8.000% due 2010	13	14
6.000% due 2011	107	108
7.000% due 2011	8	8
8.000% due 2011	9	10
6.000% due 2012	2	2
8.000% due 2012	5	5
4.500% due 2013 (Ñ)	1,020	1,012
6.000% due 2013	25	25
7.000% due 2014	55	57
12.000% due 2014	25	27
6.000% due 2016	329	335
9.000% due 2016	91	99
6.000% due 2017	526	537
8.000% due 2017	14	15
4.500% due 2018	1,518	1,472
5.000% due 2018	934	924
4.500% due 2019	860	832
5.000% due 2019	723	714
5.500% due 2019	935	938
4.500% due 2020	794	768
5.500% due 2020	2,456	2,465
4.500% due 2021	49	47
9.000% due 2024	5	6
6.500% due 2025	15	16
8.000% due 2025	29	30
9.000% due 2025	8	9
9.000% due 2026	2	2
6.500% due 2027	2	2
7.300% due 2027 (Ê)	28	28
8.500% due 2027	55	59

138	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2028	171	176
6.500% due 2029	317	328
7.400% due 2030 (Ê)	9	9
6.000% due 2031	14	14
6.500% due 2031	452	466
5.500% due 2032	4,273	4,218
6.000% due 2032	62	63
6.500% due 2032	553	570
7.000% due 2032	494	513
7.500% due 2032	67	70
5.000% due 2033	1,038	999
5.000% due 2033 (Ê)	2,045	2,086
5.500% due 2033	6,684	6,597
6.000% due 2033	512	516
6.500% due 2033	255	262
4.500% due 2034	328	306
5.000% due 2034	3,699	3,560
5.500% due 2034	3,312	3,269
6.000% due 2034	845	852
6.500% due 2034	222	228
6.900% due 2034 (Ê)	241	243
5.000% due 2035	7,892	7,581
5.500% due 2035	2,799	2,760
6.000% due 2035	502	501
5.000% due 2036	4,193	4,029
5.100% due 2036 (Ê)	2,143	2,128
5.500% due 2036	1,563	1,540
5.900% due 2036 (Ê)	1,174	1,189
6.000% due 2036	459	465
6.200% due 2036 (Ê)	842	858
5.000% due 2037	3,892	3,735
5.500% due 2037	5,058	4,980
5.600% due 2037 (Ê)	480	484
5.700% due 2037 (Ê)	1,872	1,891
5.700% due 2037 (Ê)	236	239
5.800% due 2037 (Ê)	2,073	2,098
5.900% due 2037 (Ê)	1,432	1,440
5.900% due 2037 (Ê)	1,522	1,541
6.100% due 2037 (Ê)	1,800	1,834
15 Year TBA (Ï)
5.000% due	2,500	2,462
30 Year TBA (Ï)
5.000% due	8,665	8,315
5.500% due	15,840	15,592
6.000% due	36,025	36,250
Freddie Mac Reference REMIC
Series 2006-R00 Class AK
5.750% due 12/15/18	643	648

	Principal Amount ($) or Shares	Market Value $
Freddie Mac REMICS
Series 1991-105 Class G
7.000% due 03/15/21	35	35
Series 1993-160 Class I Interest Only STRIP
6.500% due 11/15/08	41	—
Series 1998-210 Class ZM
6.000% due 2028	623	626
Series 2000-226 Class F (Ê)
5.541% due 11/15/30	11	11
Series 2001-229 Class KF (Ê)
5.123% due 07/25/22	367	367
Series 2003-258 Class IG Interest Only STRIP
4.500% due 10/15/16	735	65
Series 2003-262 Class AB
2.900% due 11/15/14	589	577
Series 2003-269 Class FE (Ê)
5.691% due 12/15/28	685	687
Series 2004-277 Class UF (Ê)
5.391% due 06/15/33	669	669
Series 2004-281 Class DF (Ê)
5.541% due 06/15/23	497	501
Series 2005-292 Class IG Interest Only STRIP
5.000% due 04/15/23	392	56
Series 2005-294 Class FA (Ê)
5.261% due 03/15/20	966	967
Series 2005-295 Class NA
4.250% due 09/15/24	448	444
Series 2005-299 Class KF
5.491% due 06/15/35	529	524
Series 2005-301 Class IM Interest Only STRIP
5.500% due 01/15/31	565	65
Series 2005-305 Class JF (Ê)
5.391% due 10/15/35	438	437
Series 2006-323 Class PA
6.000% due 03/15/26	1,060	1,073
Series 2007-333 Class AF
5.241% due 10/15/20	5,911	5,889
Series 2007-333 Class BF
5.241% due 07/15/19	1,405	1,400
Series 2007-333 Class FT
5.241% due 08/15/19	3,370	3,358
Series 2007-334 Class FA
5.321% due 02/15/19	3,925	3,910

Fixed Income I Fund	139

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Freddie Mac Strips
Series 2007-245 Class IO Interest Only STRIP
5.000% due 05/15/37	4	1
GE Capital Commercial Mortgage Corp.
Series 2005-C1 Class A1
4.012% due 06/10/48	392	387
Series 2005-C1 Class A5
4.772% due 06/10/48	530	504
Series 2006-C1 Class A4 (Ê)
5.339% due 03/10/44	1,145	1,133
Series 2007-C1 Class A4 (Ê)
5.489% due 12/10/49	250	248
Ginnie Mae I
6.500% due 2009	62	63
6.500% due 2010	3	3
7.000% due 2011	12	12
9.500% due 2016	2	2
8.000% due 2017	10	10
10.500% due 2020	8	9
8.000% due 2022	20	21
8.500% due 2022	10	11
8.500% due 2024	10	11
8.000% due 2025	19	21
9.000% due 2025	17	19
8.000% due 2026	88	94
7.000% due 2029	6	6
8.000% due 2029	55	59
8.500% due 2029	20	22
8.000% due 2030	78	82
8.500% due 2030	21	22
7.000% due 2031	401	422
7.000% due 2032	114	119
5.000% due 2033	2,772	2,694
7.000% due 2033	17	17
5.000% due 2035	435	422
6.000% due 2035	3,849	3,900
30 Year TBA (Ï)
5.500% due	6,365	6,324
6.500% due	2,700	2,777
Ginnie Mae II
6.100% due 2027 (Ê)	41	41
5.000% due 2030 (Ê)	135	136
6.400% due 2030 (Ê)	23	23
7.500% due 2032	15	15
4.500% due 2035	811	760

	Principal Amount ($) or Shares	Market Value $
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class A2
6.465% due 04/15/34	670	695
Series 2005-C1 Class A2
4.471% due 05/10/43	465	458
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	128	127
Series 2005-AR6 Class 3A1
5.298% due 11/19/35	860	853
Series 2006-AR1 Class 1A1 (Ê)
5.596% due 03/19/36	1,984	1,997
Series 2006-HE4 Class A1 (Ê)
4.943% due 12/25/36	600	597
Government National Mortgage Association (Ê)
Series 1999-40 Class FE
5.610% due 11/16/29	859	866
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
4.953% due 10/25/46	1,542	1,533
Greenpoint Mortgage Pass-Through Certificates (Ê)
Series 2003-1 Class A1
4.384% due 10/25/33	439	436
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,745	1,729
Series 2005-GG3 Class A1
3.919% due 08/10/42	577	571
Series 2005-GG5 Class A41
5.243% due 04/10/37	695	689
Series 2007-GG1 Class A4
5.736% due 12/10/49	1,645	1,653
GS Mortgage Securities Corp. II
Series 1998-C1 Class A2
6.620% due 10/18/30	1,140	1,144
Series 2005-GG4 Class AABA
4.680% due 07/10/39	600	581
Series 2006-FL8 Class A1 (Ê)(Þ)
5.222% due 06/06/20	44	44
Series 2006-GG6 Class A4
5.553% due 04/10/38	725	723
Series 2006-GG8 Class AAB
5.535% due 11/10/39	575	572

140	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-GG1 Class A4
5.799% due 08/10/45	660	669
GSMPS Mortgage Loan Trust (Ê)(Þ)
Series 2004-4 Class 1AF
5.273% due 06/25/34	977	966
GSR Mortgage Loan Trust
Series 2004-5 Class 1A3
5.840% due 05/25/34	528	532
Series 2004-7 Class 4A1
4.837% due 06/25/34	68	65
Series 2005-AR7 Class 6A1
5.250% due 11/25/35	620	594
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
6.253% due 06/19/34	268	268
Series 2005-4 Class 3A1
5.147% due 07/19/35	446	444
Series 2005-14 Class 3A1A
5.301% due 12/19/35	240	241
Series 2006-2 Class 1A
5.430% due 02/25/36	1,094	1,086
Series 2006-3 Class 1A1A (Ê)
6.376% due 06/19/36	5,887	5,990
Series 2006-14 Class 2A1A (Ê)
5.171% due 03/19/38	2,939	2,877
HSI Asset Securitization Corp. Trust (Ê)
Series 2005-I1 Class 2A1
4.993% due 11/25/35	218	218
Impac CMB Trust (Ê)
Series 2004-5 Class 1A1
5.233% due 10/25/34	291	291
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
5.193% due 03/25/36	1,007	986
Indymac INDA Mortgage Loan Trust (Ê)
Series 2007-AR7 Class 1A1
7.438% due 11/25/37	310	313
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A2
5.099% due 09/25/35	299	292
Series 2006-AR2 Class A2 (Ê)
4.953% due 11/25/36	136	135
Series 2006-AR3 Class 2A1A (Ê)
6.374% due 03/25/36	7,785	7,950

	Principal Amount ($) or Shares	Market Value $
Indymac Loan Trust (Ê)
Series 2004-L1 Class A1 (Þ)
5.153% due 07/25/09	215	213
Series 2005-L1 Class A
5.073% due 06/25/10	584	579
Series 2005-L2 Class A1
5.093% due 01/25/11	700	695
JP Morgan Alternative Loan Trust (Ê)
Series 2006-A2 Class 3A1
5.942% due 05/25/36	3,373	3,406
Series 2006-A3 Class 1A2
4.943% due 07/25/36	707	703
Series 2006-A4 Class A4
4.943% due 08/25/36	548	548
Series 2006-A6 Class 1A2
5.201% due 11/25/36	968	956
Series 2006-S4 Class A1B
5.211% due 12/25/36	1,630	1,622
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7 Class A3
4.449% due 01/12/38	1,205	1,182
Series 2004-LN2 Class A1
4.475% due 07/15/41	650	638
Series 2005-CB1 Class A1
4.520% due 08/12/37	746	740
Series 2005-CB1 Class A2
5.247% due 01/12/43	1,230	1,231
Series 2005-CB1 Class A4
4.895% due 09/12/37	160	153
5.294% due 01/12/43 (Ê)	200	197
Series 2005-FL1 Class A1 (Ê)(Þ)
5.201% due 02/15/19	156	156
Series 2005-LDP Class A1
5.035% due 12/15/44	3,020	3,011
4.116% due 03/15/46	381	377
Series 2005-LDP Class A3
4.959% due 08/15/42	885	865
5.209% due 12/15/44 (Ê)	2,845	2,816
Series 2005-LDP Class A3A1
4.871% due 10/15/42	1,940	1,911
Series 2005-LDP Class A4
4.918% due 10/15/42	690	661
5.179% due 12/15/44 (Ê)	645	633
Series 2006-CB1 Class A1
5.279% due 12/12/43	808	813
Series 2006-CB1 Class A3A (Þ)
5.491% due 12/12/44	1,765	1,767

Fixed Income I Fund	141

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-CB1 Class A4
5.481% due 12/12/44	1,090	1,081
5.817% due 05/12/45	785	780
Series 2006-CB1 Class ASB
5.506% due 12/12/44	470	469
Series 2006-LDP Class A1S (Ê)
5.284% due 05/15/47	5,146	5,129
Series 2006-LDP Class A3
5.336% due 05/15/47	485	473
Series 2006-LDP Class A3B
5.447% due 05/15/45	820	814
Series 2006-LDP Class A4 (Ê)
5.875% due 04/15/45	1,580	1,615
5.561% due 05/15/45	1,055	1,037
Series 2007-CB1 Class A2
5.815% due 02/12/49	595	601
Series 2007-CB2 Class A4
5.794% due 02/12/51	2,785	2,804
Series 2007-LD1 Class A2
5.827% due 02/15/51	2,550	2,585
Series 2007-LD1 Class A4
5.819% due 06/15/49	1,200	1,229
5.882% due 02/15/51	1,265	1,282
Series 2007-LDP Class A2
5.434% due 01/15/49	4,150	4,085
Series 2007-LDP Class A3
5.393% due 01/15/49	2,890	2,837
JP Morgan Mortgage Trust
Series 2005-A1 Class 6T1 (Ê)
5.023% due 02/25/35	485	471
Series 2005-A2 Class 3A1 (Ê)
4.900% due 04/25/35	1,098	1,089
Series 2005-A3 Class 6A1 (Ê)
4.912% due 06/25/35	1,632	1,623
Series 2005-A6 Class 2A2 (Ê)
4.973% due 08/25/35	1,118	1,109
Series 2006-A2 Class 1A1 (Ê)
5.460% due 04/25/36	1,802	1,785
Series 2007-A1 Class 3A2 (Ê)
5.007% due 07/25/35	5,584	5,530
Series 2007-A1 Class 6A1 (Ê)
4.780% due 07/25/35	2,016	1,990
Series 2007-A4 Class 3A1
5.882% due 06/25/37	1,863	1,860
LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	193	196
Series 2003-C3 Class A1
2.599% due 05/15/27	465	462

	Principal Amount ($) or Shares	Market Value $
Series 2004-C2 Class A1
2.946% due 03/15/29	1,377	1,346
Series 2004-C4 Class A3 (Ê)
4.972% due 06/15/29	1,460	1,465
Series 2005-C3 Class A5
4.739% due 07/15/30	820	777
Series 2005-C3 Class AAB
4.664% due 07/15/30	1,000	967
Series 2006-C4 Class A4 (Ê)
5.883% due 06/15/38	400	409
Series 2007-C6 Class A4
5.858% due 07/15/40	695	713
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Þ)
Series 2006-LLF Class A1
5.171% due 09/15/21	102	102
Lehman Mortgage Trust
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,366	1,369
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
5.173% due 11/25/35	669	657
Series 2005-7N Class 1A1B
5.173% due 12/25/35	497	481
Mach One Trust Commercial Mortgage-Backed (Þ)
Series 2004-1A Class A3
5.220% due 05/28/40	1,665	1,619
Master Adjustable Rate Mortgages Trust
Series 2004-13 Class 3A4 (Ê)
3.787% due 11/21/34	500	494
Series 2006-2 Class 3A1
4.846% due 01/25/36	1,241	1,223
Series 2006-OA2 Class 1A1 (Ê)
5.783% due 12/25/46	520	508
Series 2007-3 Class 12A1 (Ê)
5.073% due 05/25/47	1,694	1,646
Master Reperforming Loan Trust (Å)
Series 2005-1 Class 1A1
6.000% due 08/25/34	549	549
Mastr Alternative Loans Trust
Series 2003-4 Class B1 (Ê)
5.674% due 06/25/33	423	420
Series 2004-10 Class 5A6
5.750% due 09/25/34	640	619
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
5.273% due 09/25/33	690	683

142	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-11 Class 6A8 (Ê)
5.373% due 12/25/33	712	706
Series 2004-4 Class 2A2 (Ê)
5.323% due 04/25/34	631	628
Series 2005-2 Class 1A1
5.250% due 11/25/35	1,413	1,378
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10 Class A (Ê)
5.083% due 02/25/36	292	287
Series 2006-A1 Class 1A1
5.852% due 03/25/36	4,571	4,607
Merrill Lynch Mortgage Trust
Series 2004-MKB Class A2
4.353% due 02/12/42	820	811
Series 2005-LC1 Class A1
5.017% due 01/12/44	239	239
Series 2005-LC1 Class A2
5.202% due 01/12/44	1,645	1,645
Series 2005-MKB Class A1
4.446% due 09/12/42	615	609
Series 2006-C1 Class A4
5.659% due 05/12/39	660	666
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3 Class A2
5.291% due 07/12/46	1,820	1,815
Series 2006-4 Class A1
3.642% due 12/12/49	939	911
Series 2007-5 Class A4
5.378% due 08/12/48	485	479
Series 2007-8 Class A3
5.957% due 07/12/17	1,015	1,040
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.750% due 04/25/29	192	190
Series 2005-2 Class 3A
5.873% due 10/25/35	171	169
Series 2005-3 Class 4A
5.123% due 11/25/35	117	115
Morgan Stanley Capital I
Series 2004-HQ3 Class A1
3.100% due 01/13/41	276	274
Series 2004-RR2 Class A2 (Þ)
5.450% due 10/28/33	1,705	1,664
Series 2005-HQ5 Class A4
5.168% due 01/14/42	1,125	1,092
Series 2005-HQ6 Class A4A
4.989% due 08/13/42	530	510

	Principal Amount ($) or Shares	Market Value $
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	940	929
Series 2005-IQ9 Class A1
3.990% due 07/15/56	507	499
Series 2005-T17 Class A5
4.780% due 12/13/41	310	295
Series 2006-HQ1 Class A4
5.328% due 11/12/41	345	338
Series 2006-HQ8 Class A4
5.388% due 03/12/44	1,025	1,018
Series 2006-HQ9 Class A4
5.731% due 07/12/44	745	750
Series 2007-HQ1 Class A4
5.447% due 02/12/44	1,335	1,325
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class A3
6.200% due 07/15/33	178	178
Morgan Stanley Mortgage Loan Trust
Series 2006-3AR Class 2A3 (Ê)
5.707% due 03/25/36	1,136	1,152
Nomura Asset Acceptance Corp.
Series 2007-2 Class A1A
4.993% due 06/25/15	3,248	3,240
Novastar Mortgage-Backed Notes (Ê)
Series 2006-MTA Class 2A1A
5.063% due 09/25/46	896	871
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
5.273% due 02/25/34	167	164
Series 2004-CL1 Class 2A2 (Ê)
5.273% due 02/25/19	36	36
Series 2006-DR1 Class 2A1 (Å)
5.500% due 05/25/35	2,371	2,345
Series 2006-DR1 Class 2A2 (Å)
6.000% due 05/25/35	2,103	2,085
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.473% due 04/25/34	265	263
Series 2004-QS8 Class A4 (Ê)
5.273% due 06/25/34	537	534
Series 2005-QA1 Class 2A1
5.833% due 12/25/35	1,167	1,172
Series 2005-QA1 Class A41 (Ê)
5.681% due 09/25/35	877	876
Series 2005-QA8 Class NB3 (Ê)
5.479% due 07/25/35	556	556
Series 2005-QO3 Class A1 (Ê)
5.273% due 10/25/45	972	955

Fixed Income I Fund	143

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-QA1 Class A21 (Ê)
5.967% due 01/25/36	2,807	2,843
Series 2006-QO7 Class 3A2 (Ê)
5.078% due 09/25/46	1,340	1,297
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,581	1,589
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.453% due 06/25/33	246	243
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
5.323% due 02/25/34	623	620
Series 2007-A5 Class 2A3
6.000% due 05/25/37	389	391
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
5.323% due 11/25/18	775	775
Series 2003-S14 Class A5 (Ê)
5.273% due 07/25/18	798	794
Series 2003-S20 Class 1A7 (Ê)
5.373% due 12/25/33	326	324
Series 2006-SA4 Class 2A1 (Ê)
6.119% due 11/25/36	1,474	1,488
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	322	305
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
5.670% due 04/20/34	506	501
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	159	163
Small Business Administration Participation Certificates
Series 2003-20I Class 1
5.130% due 09/01/23	71	71
Structured Adjustable Rate Mortgage Loan Trust (Ê)
Series 2005-19X Class 1A1
5.193% due 10/25/35	639	630
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A2
5.271% due 07/19/35	363	354
Structured Asset Securities Corp.
Series 2004-21X Class 1A3
4.440% due 12/25/34	1,264	1,255

	Principal Amount ($) or Shares	Market Value $
Series 2006-11 Class A1 (Å)
5.322% due 10/25/35	394	392
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
5.213% due 04/25/43	204	204
Series 2006-1 Class A3
5.043% due 01/25/36	2,882	2,869
Series 2006-3 Class A3
4.983% due 06/25/36	1,714	1,703
Series 2006-6 Class A1
4.983% due 12/25/36	479	473
Series 2007-4 Class 2A1
6.240% due 09/25/37	974	981
Series 2007-4 Class 3A1
6.220% due 09/25/37	885	881
Tobacco Settlement Authority of Iowa Revenue Bonds
6.500% due 02/20/23	95	91
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9 Class A1
3.291% due 12/15/35	603	594
Series 2005-C16 Class A2
4.380% due 10/15/41	969	955
Series 2005-C17 Class A1
4.430% due 03/15/42	252	251
Series 2005-C22 Class A3 (Ê)
5.286% due 12/15/44	2,435	2,423
Series 2007-C30 Class A5
5.342% due 12/15/43	1,890	1,844
Series 2007-C31 Class A2
5.421% due 04/15/47	1,850	1,846
Series 2007-C31 Class A4
5.540% due 04/15/47	1,820	1,795
Series 2007-C33 Class A2
6.055% due 02/15/51	1,700	1,732
Series 2007-WHL Class A1 (Ê)(Å)
5.171% due 06/15/20	193	191
WaMu Mortgage Pass Through Certificates
Series 2002-AR1 Class 1A (Ê)
6.133% due 11/25/42	129	130
Series 2003-S9 Class A2 (Ê)
5.423% due 10/25/33	592	588
Series 2005-AR1 Class 1A1
4.834% due 10/25/35	693	686
Series 2005-AR1 Class A1A1 (Ê)
5.163% due 10/25/45	798	784

144	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR1 Class A1A2 (Ê)
5.153% due 11/25/45	841	822
5.163% due 12/25/45	440	432
Series 2005-AR6 Class B3 (Ê)
5.533% due 04/25/45	496	491
Series 2006-AR1 Class 1A1
5.943% due 09/25/36	1,685	1,693
Series 2006-AR1 Class 1A1A (Ê)
6.053% due 01/25/46	469	467
Series 2007-HY3 Class 4B1
5.349% due 03/25/37	409	394
Series 2007-HY4 Class 1A1
5.559% due 04/25/37	473	470
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	350	339
Series 2007-OA2 Class 2A (Ê)
5.633% due 01/25/47	530	513
Series 2007-OA5 Class A1A
5.822% due 05/25/47	1,761	1,720
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	675	661
Series 2005-17 Class 2A1
5.500% due 01/25/36	1,735	1,683
Series 2005-AR1 Class 4A2
4.991% due 10/25/35	2,360	2,349
Series 2006-2 Class 2A3
5.500% due 03/25/36	1,030	1,026
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	654	647
Series 2006-AR8 Class 2A3
5.240% due 04/25/36	141	141
Series 2007-8 Class 1A16
6.000% due 07/25/37	977	971
Series 2007-10 Class 2A5
6.250% due 07/25/37	491	497
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.003% due 08/25/36	909	903

		1,046,222

Municipal Bonds - 0.0%
State of Texas General Obligation Unlimited, weeklydemand
4.750% due 04/01/35	300	300

	Principal Amount ($) or Shares		Market Value $
Non-US Bonds - 0.1%
Canadian Government Bond
4.000% due 12/01/31	CAD	171	246
Poland Government Bond Series
1013 5.000% due 10/24/13	PLN	2,540	987

			1,233

United States Government Agencies - 4.6%
Fannie Mae
5.125% due 07/13/09 (Ñ)		935	947
7.250% due 01/15/10 (Ñ)		600	636
3.875% due 02/15/10		1,495	1,481
4.750% due 04/19/10 (Ñ)		3,765	3,791
4.250% due 08/15/10 (Ñ)		3,310	3,297
4.375% due 09/13/10 (Ñ)		670	670
5.125% due 04/15/11 (Ñ)		2,270	2,319
5.000% due 02/16/12 (Ñ)		4,050	4,111
4.375% due 09/15/12 (Ñ)		470	465
4.375% due 03/15/13 (Ñ)		140	138
5.250% due 03/24/15		650	650
5.375% due 06/12/17 (Ñ)		605	625
6.625% due 11/15/30 (Ñ)		345	409
6.210% due 08/06/38		420	483
Federal Farm Credit Bank (Ñ)
5.125% due 08/25/16		830	845
Federal Home Loan Bank
4.500% due 10/09/09 (Ñ)		3,320	3,329
5.375% due 08/19/11 (Ñ)		555	571
4.625% due 10/10/12 (Ñ)		900	899
5.375% due 05/15/19		315	322
5.125% due 08/15/19		330	333
Federal Home Loan Bank System (Ñ)
5.625% due 06/11/21		1,070	1,109
Series VB15
5.000% due 12/21/15		955	964
Federal National Mortgage Association
Zero coupon due 07/05/14		2,565	1,892
6.000% due 08/22/16		4,360	4,402
5.000% due 04/26/17		1,315	1,297
5.625% due 07/15/37 (Ñ)		130	138
Financing Corp.
Principal Only STRIP
Series 1
Zero coupon due 05/11/16		325	216
Series 13
Zero coupon due 12/27/16		490	315

Fixed Income I Fund	145

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 19
Zero coupon due 06/06/16	955	633
Series 1P
Zero coupon due 05/11/18	90	54
Series 2P
Zero coupon due 11/30/17	240	147
Series 3P
Zero coupon due 11/30/17	300	184
Series 5P
Zero coupon due 02/08/18	140	85
Series 6P
Zero coupon due 08/03/18	510	300
Series 8P
Zero coupon due 08/03/18	1,085	639
Series 9P
Zero coupon due 10/06/17	540	334
Series 10P
Zero coupon due 11/30/17	940	576
Series 12P
Zero coupon due 12/06/18	420	242
Series 13P
Zero coupon due 12/27/18	2,330	1,340
Series 15P
Zero coupon due 03/07/19	30	17
Series 16P
Zero coupon due 04/05/19	1,200	680
Series A-P
Zero coupon due 10/06/17	260	161
Series B-P
Zero coupon due 04/06/18	565	339
Series C-P
Zero coupon due 11/30/17	1,145	701
Series D-P
Zero coupon due 09/26/19	1,355	748
Series E-P
Zero coupon due 11/02/18	1,940	1,126
Freddie Mac
5.125% due 08/23/10 (Ñ)	8,270	8,427
4.125% due 10/18/10	530	526
5.625% due 11/23/35 (Ñ)	1,240	1,226
Freddie Mac MAC
4.750% due 03/05/12 (Ñ)	3,890	3,911
5.050% due 01/26/15	1,470	1,489
5.125% due 11/17/17 (Ñ)	3,315	3,319
6.750% due 03/15/31 (Ñ)	90	108
Tennessee Valley Authority
6.150% due 01/15/38	1,535	1,754

	Principal Amount ($) or Shares	Market Value $
United States Treasury Inflation Indexed Bonds (Ñ)
2.375% due 01/15/27	785	805
United States Treasury Notes (Ñ)
4.625% due 07/31/12	540	551
4.000% due 02/15/14	1,650	1,629
4.625% due 02/15/17	80	81
4.500% due 02/15/36	2,290	2,198
4.750% due 02/15/37	3,010	3,008

		73,992

United States Government Treasuries - 10.2%
United States Treasury (Ñ)
Principal Only STRIP
Zero Coupon due 11/15/21	5,605	2,829
United States Treasury Inflation Indexed Bonds
0.875% due 04/15/10 (Ñ)	11	11
2.375% due 04/15/11 (Ñ)	3,061	3,108
3.375% due 01/15/12 (Ñ)	1,704	1,807
2.000% due 04/15/12 (Ñ)	1,025	1,027
2.000% due 01/15/14 (Ñ)	450	450
2.000% due 07/15/14 (Ñ)	4,754	4,753
1.625% due 01/15/15 (Ñ)	54	53
1.875% due 07/15/15 (Ñ)	3,635	3,589
2.500% due 07/15/16 (Ñ)	2,152	2,222
2.625% due 07/15/17	1,104	1,153
2.375% due 01/15/25 (Ñ)	5,759	5,881
2.000% due 01/15/26 (Ñ)	618	597
3.625% due 04/15/28 (Ñ)	514	633
3.875% due 04/15/29 (Ñ)	1,897	2,436
United States Treasury Notes
4.000% due 08/31/09 (Ñ)	24,700	24,717
3.500% due 02/15/10 (Ñ)	3,000	2,972
4.000% due 03/15/10 (Ñ)	9,505	9,521
3.625% due 06/15/10 (Ñ)	1,470	1,459
3.875% due 09/15/10 (Ñ)	1,135	1,133
4.500% due 11/15/10 (Ñ)	420	426
4.875% due 04/30/11 (Ñ)	3,085	3,170
4.625% due 08/31/11 (Ñ)	415	423
4.500% due 09/30/11 (Ñ)	110	112
4.750% due 01/31/12 (Ñ)	2,120	2,173
4.500% due 03/31/12 (Ñ)	50	51
4.750% due 05/31/12 (Ñ)	6,530	6,700
4.250% due 09/30/12	150	151
10.375% due 11/15/12 (Ñ)	2,090	2,094
4.250% due 11/15/13	3,840	3,849

146	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.750% due 05/15/14 (Ñ)	8,640	8,880
4.250% due 08/15/14 (Ñ)	14,360	14,329
12.500% due 08/15/14 (Ñ)	155	178
4.250% due 11/15/14 (Ñ)	3,005	2,994
4.125% due 05/15/15 (Ñ)	1,815	1,789
4.250% due 08/15/15 (Ñ)	2,305	2,288
5.125% due 05/15/16 (Ñ)	690	724
4.500% due 05/15/17 (Ñ)	4,170	4,182
8.750% due 05/15/17 (Ñ)	1,055	1,399
4.750% due 08/15/17 (Ñ)	765	782
8.875% due 08/15/17 (Ñ)	265	355
8.125% due 08/15/19 (Ñ)	4,560	5,980
8.125% due 08/15/21 (Ñ)	4,185	5,607
7.125% due 02/15/23 (Ñ)	5,490	6,880
6.250% due 08/15/23 (Ñ)	4,705	5,461
6.875% due 08/15/25 (Ñ)	475	592
6.000% due 02/15/26 (Ñ)	5,120	5,862
6.125% due 08/15/29 (Ñ)	2,445	2,885
5.375% due 02/15/31 (Ñ)	1,415	1,533
5.000% due 05/15/37 (Ñ)	2,790	2,901

		165,101

Total Long-Term Investments
(cost $1,750,541)		1,747,044

Preferred Stocks - 0.3%
Auto and Transportation - 0.0%
General Motors Corp. (Æ)(Ñ)	31,725	702

Financial Services - 0.3%
DG Funding Trust (Æ)(Å)	392	4,124

Mortgage-Backed Securities - 0.0%
Federal National Mortgage Association (Æ)	1,000	53

Total Preferred Stocks
(cost $4,774)		4,879

	Notional Amount		Market Value $
Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Futures
Mar 2008 94.50 Put (11)	USD	28	—
Sep 2008 92.50 Put (452)	USD	1,130	3
Dec 2007 91.25 Put (156)	USD	390	1
Dec 2007 91.50 Put (3)	USD	8	—
Mar 2008 91.75 Put (630)	USD	1,575	4
Sep 2008 92.25 Put (35)	USD	88	—
Mar 2008 92.75 Put (109)	USD	273	1
United States Treasury Notes
5 Year Futures
Nov 2007 109.00 Call (136)	USD	136	8
10 Year Futures
Nov 2007 105.00 Put (299)	USD	299	5
30 Year Futures
Nov 2007 106.00 Put (427)	USD	427	7

Total Options Purchased
(cost $115)			29

	Principal Amount ($) or Shares
Short-Term Investments - 8.2%
Abbey National Treasury
Services PLC
5.074% due 07/02/08		1,100	1,100
American Express Bank FSB/Salt Lake City UT (Ê)
Series BKNT
5.070% due 10/16/08		800	798
American General Finance Corp. (Ê)
Series MTNI
5.330% due 06/27/08		1,300	1,300
Campbell Soup Co.
5.875% due 10/01/08		195	197
Citigroup, Inc.
3.500% due 02/01/08		1,350	1,345
COX Communications, Inc.
3.875% due 10/01/08		240	237
Daimler Finance NA LLC
4.050% due 06/04/08		165	164
Fannie Mae
2.500% due 06/15/08 (Ñ)		3,065	3,026
7.000% due 08/15/08		2	2

Fixed Income I Fund	147

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fannie Mae REMICS
Series 1993-134 Class H
6.500% due 08/25/08	445	447
Federal Home Loan Bank Discount Notes (ç)(z)
Zero coupon due 11/08/07	1,510	1,509
Federal National Mortgage Association
3.500% due 03/28/08	1,790	1,782
Federal National Mortgage Association Discount Notes
Zero coupon due 03/17/08	1,175	1,156
Ford Motor Credit Co. LLC
4.950% due 01/15/08	320	319
Fortis Bank
5.074% due 09/30/08	800	800
Freddie Mac
7.000% due 05/01/08	4	4
French Republic
Zero coupon due 12/20/07	700	1,009
Ginnie Mae I
6.500% due 07/15/08	1	1
6.500% due 08/15/08	1	1
Goldman Sachs Group, Inc. (The) (Ê)
Series MTNB
5.111% due 07/29/08	2,000	1,998
Merrill Lynch & Co., Inc. (Ê)
Series MTNC
5.170% due 06/16/08	1,900	1,893
Morgan Stanley
5.770% due 03/07/08 (Ê)(Ñ)	500	499
3.625% due 04/01/08	100	100
Series MTNF (Ê)
5.334% due 01/18/08	1,100	1,100
Nordea Bank Finland PLC
5.443% due 05/28/08	1,600	1,599
Rabobank USA Financial Corp.
4.810% due 11/01/07	2,600	2,600
Regions Financial Corp.
4.500% due 08/08/08	760	755
Russell Investment Company Money Market Fund	89,334,215	89,334
Skandinaviska Enskilda Banken
5.340% due 08/21/08	1,100	1,100
Transocean, Inc. (Ê)
5.869% due 09/05/08	500	499

	Principal Amount ($) or Shares	Market Value $
Unicredito Italiano SpA
5.346% due 05/29/08	500	501
United States Treasury Bills (z)(ç)(§)
3.859% due 12/13/07	1,155	1,150
3.992% due 12/13/07	115	114
3.724% due 12/27/07	200	199
3.733% due 12/27/07	300	298
United States Treasury Notes
4.625% due 02/29/08	3,760	3,767
3.750% due 05/15/08 (Ñ)	6,000	5,986
Wachovia Bank NA
Series BKNT
5.200% due 10/03/08	3,000	2,994

Total Short-Term Investments
(cost $131,680)		131,683

Other Securities - 15.2%
Russell Investment Company Money Market Fund (×)	55,065,966	55,066
State Street Securities Lending Quality Trust (×)	191,105,180	191,105

Total Other Securities
(cost $246,171)		246,171

Total Investments - 131.8%
(identified cost $2,133,281)		2,129,806

Other Assets and Liabilities, Net - (31.8%)		(514,125)

Net Assets - 100.0%		1,615,681

See accompanying notes which are an integral part of the financial statements.

148	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Euro-Bobl 10 Year Bond expiration date 12/07 (53)	EUR	6,006	13
Eurodollar Futures (CME) expiration date 03/08 (382)	USD	91,207	351
expiration date 06/08 (566)	USD	135,302	576
expiration date 09/08 (306)	USD	73,203	555
expiration date 12/08 (810)	USD	193,793	855
expiration date 03/09 (450)	USD	107,612	28
expiration date 06/09 (53)	USD	12,662	11
expiration date 09/09 (29)	USD	6,921	7
LIBOR Futures expiration date 03/08 (33)	GBP	3,883	7
expiration date 06/08 (16)	GBP	1,887	(1)
expiration date 09/08 (20)	GBP	2,362	17
expiration date 12/08 (33)	GBP	3,899	30
expiration date 03/09 (15)	GBP	1,772	23
expiration date 06/09 (4)	GBP	473	6
United States Treasury Bonds expiration date 12/07 (196)	USD	22,068	77
United States Treasury 2 Year Notes expiration date 12/07 (100)	USD	20,711	33
United States Treasury 5 Year Notes expiration date 12/07 (365)	USD	39,180	199
United States Treasury 10 Year Notes expiration date 12/07 (64)	USD	7,041	5

Short Positions
Eurodollar Futures (CME) expiration date 09/08 (9)	USD	2,153	(16)
United States Treasury Bonds expiration date 12/07 (1)	USD	113	(1)
United States Treasury 2 Year Notes expiration date 12/07 (40)	USD	8,284	(50)
United States Treasury 10 Year Notes expiration date 12/07 (459)	USD	50,497	(328)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			2,397

Options Written (Number of Contracts)	Notional Amount		Market Value $
Eurodollar Futures
Mar 2008 95.38 Call (22)	USD	55	(6)
Mar 2008 95.50 Call (45)	USD	113	(21)
Mar 2008 96.00 Call (24)	USD	60	(4)
Mar 2008 95.38 Put (24)	USD	60	(6)
Mar 2008 95.50 Put (43)	USD	108	(18)

United States Treasury Bonds
Nov 2007 116.00 Call (636)	USD	636	(60)
Nov 2007 105.00 Put (299)	USD	299	(5)
Nov 2007 106.00 Put (968)	USD	968	(15)
Nov 2007 107.00 Put (429)	USD	429	(13)

United States Treasury Notes 2 Year Futures
Nov 2007 104.00 Call (234)	USD	468	(22)

5 Year Futures
Nov 2007 109.00 Call (136)	USD	136	(9)

10 Year Futures
Nov 2007 110.00 Call (46)	USD	46	(29)
Nov 2007 112.00 Call (599)	USD	599	(83)
Feb 2008 112.00 Call (20)	USD	20	(10)
Nov 2007 105.00 Put (4)	USD	4	—
Nov 2007 106.00 Put (788)	USD	788	(12)
Nov 2007 107.00 Put (13)	USD	13	(1)
Feb 2008 107.00 Put (32)	USD	32	(10)

Total Liability for Options Written (premiums received $1,041)			(324)

See accompanying notes which are an integral part of the financial statements.

Fixed Income I Fund	149

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	300	5.000%	Three Month LIBOR	12/19/17	(2)
Barclays Bank PLC	GBP	400	6.000%	Six Month LIBOR	03/20/09	2
Barclays Bank PLC	GBP	100	Six Month LIBOR	4.000%	12/15/36	29
Barclays Bank PLC	JPY	30,000	2.000%	Six Month LIBOR	12/19/17	5
BNP Paribas	EUR	1,200	Consumer Price Index (France)	2.090%	10/15/10	22
Citibank	MXN	1,000	8.170%	Mexico Interbank 28 Day Deposit Rate	11/04/16	—
Credit Suisse First Boston	GBP	200	5.000%	Six Month LIBOR	06/15/09	(6)
Deutsche Bank	GBP	100	6.000%	Six Month LIBOR	12/20/08	—
Deutsche Bank	JPY	60,000	2.000%	Six Month LIBOR	12/19/17	9
Deutsche Bank	USD	12,700	5.000%	Three Month LIBOR	12/19/09	114
Deutsche Bank	USD	400	Three Month LIBOR	5.000%	12/19/17	3
Deutsche Bank	USD	820	5.000%	Three Month LIBOR	12/19/37	(43)
Goldman Sachs	EUR	300	4.000%	Six Month LIBOR	03/20/09	(2)
Goldman Sachs	GBP	100	5.000%	Six Month LIBOR	06/15/09	(3)
Goldman Sachs	GBP	2,300	6.000%	Six Month LIBOR	06/19/09	18
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	9
Goldman Sachs	GBP	200	Six Month LIBOR	5.500%	12/15/36	(39)
Goldman Sachs	GBP	100	Six Month LIBOR	5.000%	12/19/37	(5)
Lehman Brothers	GBP	3,300	4.500%	Six Month LIBOR	09/20/09	(159)
Merrill Lynch	GBP	5,700	4.500%	Six Month LIBOR	09/20/09	(275)
Merrill Lynch	GBP	200	Six Month LIBOR	4.000%	12/15/35	16
Morgan Stanley	USD	1,300	5.000%	Three Month LIBOR	12/19/37	(68)
Royal Bank of Scotland	GBP	1,500	6.000%	Six Month LIBOR	06/19/09	12
Royal Bank of Scotland	USD	3,300	5.000%	Three Month LIBOR	12/19/09	29
Royal Bank of Scotland	GBP	500	Six Month LIBOR	4.000%	12/15/36	144
Royal Bank of Scotland	GBP	100	Six Month LIBOR	5.500%	12/15/36	(19)
Royal Bank of Scotland	USD	1,100	5.000%	Three Month LIBOR	12/19/17	(9)
Royal Bank of Scotland	USD	1,300	5.000%	Three Month LIBOR	12/19/37	(68)
UBS	AUD	5,300	7.000%	Three Month LIBOR	09/15/09	(17)

Total Market Value of Open Interest Rate Swap Contracts (Premiums Paid (Received) - ($528))						(303)

See accompanying notes which are an integral part of the financial statements.

150	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Anadarko Petroleum Corp.	Goldman Sachs	USD	200	0.150%		03/20/08	—
Countrywide Home Loans	Lehman Brothers	USD	2,228	0.480%		06/20/12	(293)
Countrywide Home Loans	Lehman Brothers	USD	1,313	(0.710%	)	06/20/17	(195)
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	1,000	1.833%		06/20/12	(3)
Gaz Capital for Gazprom	Chase Securities Inc.	USD	200	0.970%		12/20/12	(1)
Gaz Capital for Gazprom	Chase Securities Inc.	USD	200	1.020%		12/20/12	(1)
Gaz Capital for Gazprom	HSBC	USD	200	0.970%		11/20/08	—
IAC/InterActiveCorp	Lehman Brothers	USD	555	(1.350%	)	09/20/12	5
International Paper Company	Lehman Brothers	USD	1,490	(0.340%	)	06/20/12	(4)
Masco Corporation	Lehman Brothers	USD	695	(0.820%	)	09/20/12	-
Masco Corporation	Lehman Brothers	USD	695	(0.800%	)	09/20/12	(1)
MeadWestvaco Corp.	Lehman Brothers	USD	340	(4.000%	)	09/20/12	(2)
Mexico Government International Bond	Lehman Brothers	USD	340	(0.490%	)	12/20/12	-
Mexico Government International Bond	Lehman Brothers	USD	340	(0.630%	)	12/20/12	2
Pitney Bowes	Lehman Brothers	USD	550	(0.220%	)	09/20/12	—
Pitney Bowes	Lehman Brothers	USD	145	(0.220%	)	09/20/12	—
Russia Government International Bond	Deutsche Bank	USD	2,000	0.260%		12/20/07	2
Russia Government International Bond	Morgan Stanley	USD	100	0.245%		06/20/08	—
Russia Government International Bond	Morgan Stanley	USD	1,000	0.305%		12/20/08	(1)
Russia Government International Bond	Morgan Stanley	USD	1,000	0.795%		08/20/12	8
Talisman Energy Inc.	Lehman Brothers	USD	560	(0.510%	)	09/20/12	4
Usani LLC	Lehman Brothers	USD	555	(1.380%	)	09/20/12	(8)
Usani LLC	Lehman Brothers	USD	695	(5.000%	)	09/20/12	(15)
Verizon Communications	Lehman Brothers	USD	2,505	(0.180%	)	06/20/12	(2)
Weyerhaeuser Company	Lehman Brothers	USD	695	(0.700%	)	09/20/12	—

Total Market Value of Open Credit Default Contracts (Premiums Paid (Received) - $0)							(505)

See accompanying notes which are an integral part of the financial statements.

Fixed Income I Fund	151

Russell Investment Company

Fixed Income I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	922	AUD	1,033	11/01/07	40
USD	2,554	AUD	2,861	11/01/07	111
USD	153	AUD	171	11/08/07	6
USD	651	AUD	726	11/08/07	25
USD	2,637	AUD	2,861	11/29/07	24
USD	71	CAD	69	11/01/07	2
USD	271	CAD	275	11/01/07	20
USD	982	CAD	996	11/01/07	72
USD	342	CAD	356	11/07/07	35
USD	570	CAD	594	11/07/07	59
USD	1,098	CAD	1,063	11/07/07	27
USD	1,121	CAD	1,065	12/20/07	6
USD	366	CAD	356	02/12/08	11
USD	617	CAD	594	02/12/08	12
USD	5,662	EUR	3,920	11/01/07	16
USD	272	EUR	191	11/05/07	5
USD	1,471	EUR	1,039	11/05/07	34
USD	7,527	EUR	5,315	11/05/07	173
USD	306	EUR	215	11/07/07	5
USD	1,127	EUR	791	11/07/07	19
USD	340	EUR	240	11/08/07	7
USD	70	GBP	35	11/01/07	2
USD	136	GBP	67	11/01/07	3
USD	647	JPY	77,112	11/07/07	22
USD	672	JPY	77,112	11/07/07	(3)
USD	2,074	JPY	247,044	11/07/07	69
USD	3,657	JPY	415,370	01/23/08	(22)
USD	2,870	JPY	324,156	02/12/08	(27)
USD	161	KRW	151,371	11/07/07	7
USD	327	KRW	307,435	11/07/07	15
USD	330	KRW	301,125	01/30/08	5
USD	337	KRW	307,435	01/30/08	5
USD	80	MXN	881	01/17/08	2
USD	80	MXN	881	01/17/08	2
USD	330	MXN	3,585	01/17/08	4
USD	262	PLN	686	11/07/07	12
USD	993	PLN	2,556	11/07/07	28
USD	95	PLN	254	01/17/08	6
USD	154	PLN	410	01/17/08	10
USD	250	PLN	665	01/17/08	16
USD	330	PLN	851	01/17/08	10
USD	91	RUB	2,321	12/10/07	4
USD	140	RUB	3,573	12/10/07	6
USD	231	RUB	5,895	12/10/07	9
USD	330	RUB	8,219	01/11/08	2
USD	167	SGD	251	11/09/07	6
USD	330	SGD	482	11/09/07	4
USD	352	SGD	528	11/09/07	13
USD	694	SGD	1,011	02/20/08	10

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	26	ZAR	181	01/17/08	2
USD	2,165	ZAR	15,330	01/17/08	163
USD	2,191	ZAR	15,511	01/17/08	165
AUD	30	USD	27	11/01/07	(1)
AUD	1,003	USD	888	11/01/07	(46)
AUD	2,861	USD	2,641	11/01/07	(24)
AUD	171	USD	151	11/08/07	(8)
CAD	275	USD	281	11/01/07	(10)
CAD	1,065	USD	1,121	11/01/07	(6)
CAD	356	USD	366	11/07/07	(11)
CAD	594	USD	617	11/07/07	(12)
CAD	1,063	USD	1,020	11/07/07	(105)
CAD	1,063	USD	1,098	02/12/08	(27)
EUR	1,568	USD	2,235	11/01/07	(37)
EUR	2,352	USD	3,351	11/01/07	(56)
EUR	695	USD	983	11/05/07	(24)
EUR	1,230	USD	1,743	11/05/07	(39)
EUR	3,920	USD	5,663	11/05/07	(16)
EUR	215	USD	298	11/07/07	(13)
EUR	791	USD	1,097	11/07/07	(50)
EUR	240	USD	342	11/08/07	(6)
EUR	215	USD	306	02/12/08	(5)
EUR	791	USD	1,128	02/12/08	(19)
GBP	6	USD	12	11/01/07	—
GBP	61	USD	123	11/01/07	(3)
JPY	77,112	USD	672	11/07/07	3
JPY	324,156	USD	2,838	11/07/07	26
JPY	32,761	USD	287	12/13/07	2
KRW	151,371	USD	165	11/07/07	(3)
KRW	307,435	USD	336	11/07/07	(6)
MXN	881	USD	81	01/17/08	(1)
MXN	881	USD	81	01/17/08	(1)
PLN	686	USD	253	11/07/07	(22)
PLN	2,556	USD	941	11/07/07	(81)
PLN	410	USD	157	01/17/08	(7)
PLN	410	USD	157	01/17/08	(7)
PLN	2,556	USD	993	02/12/08	(28)
RUB	3,573	USD	143	12/10/07	(2)
RUB	3,573	USD	143	12/10/07	(3)
SGD	251	USD	171	11/09/07	(3)
SGD	1,011	USD	690	11/09/07	(10)
ZAR	18	USD	3	01/17/08	—
ZAR	18	USD	3	01/17/08	—
ZAR	163	USD	23	01/17/08	(1)
ZAR	163	USD	23	01/17/08	(1)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					596

See accompanying notes which are an integral part of the financial statements.

152	Fixed Income I Fund

Russell Investment Company

Fixed Income I Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Asset-Backed Securities	6.1
Certificate of Deposits	—	*
Corporate Bonds and Notes	17.7
International Debt	4.5
Loan Agreements	0.1
Mortgage-Backed Securities	64.8
Municipal Bonds	—	*
Non-US Bonds	0.1
United States Government Agencies	4.6
United States Government Treasuries	10.2
Preferred Stocks	0.3
Options Purchased	—	*
Short-Term Investments	8.2
Other Securities	15.2

Total Investments	131.8
Other Assets and Liabilities, Net	(31.8)

	100.0

Futures Contracts	0.1
Options Written	(—	)*
Foreign Currency Exchange Contracts	—	*
Interest Rate Swap Contracts	(—	)*
Credit Default Swap Contracts	(—	)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Fixed Income I Fund	153

Russell Investment Company

Specialty Funds

Notes to Schedules of Investments — October 31, 2007

Footnotes:

(Æ)	Non-income producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(m)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

SIV - Structured Investment Vehicle

TBA - To Be Announced Security

154	Notes to Schedules of Investments

Russell Investment Company

Specialty Funds

Notes to Schedule of Investments, continued — October 31, 2007

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PHP - Philippine peso
AUD - Australian dollar	HUF - Hungarian forint	PKR - Pakistani rupee
BRL - Brazilian real	IDR - Indonesian rupiah	PLN - Polish zloty
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krone
CLP - Chilean peso	ISK - Iceland krona	SGD - Singapore dollar
CNY - Chinese remninbi yuan	JPY - Japanese yen	SKK - Slovakian koruna
COP - Colombian peso	KES - Kenyan schilling	THB - Thai baht
CRC - Costa Rica colon	KRW - South Korean won	TRY - Turkish lira
CZK - Czech koruna	MXN - Mexican peso	TWD - Taiwanese dollar
DKK - Danish krone	MYR - Malaysian ringgit	USD - United States dollar
EGP - Egyptian pound	NOK - Norwegian krone	VEB - Venezuelan bolivar
EUR - Euro	NZD - New Zealand dollar	VND - Vietnamese dong
GBP - British pound sterling	PEN - Peruvian nouveau sol	ZAR - South African rand

Notes to Schedules of Investments	155

Russell Investment Company

Specialty Funds

Statements of Assets and Liabilities — October 31, 2007

Amounts in thousands	Emerging Markets Fund	Real Estate Securities Fund
Assets
Investments, at identified cost	$1,232,219	$1,975,883
Investments, at market***	1,996,640	2,565,576
Cash	1,979	—
Cash (restricted)	4,000	—
Foreign currency holdings*	13,358	899
Unrealized appreciation on foreign currency exchange contracts	5,608	—
Receivables:
Dividends and interest	2,389	1,273
Dividends from affiliated money market funds	174	325
Investments sold	9,256	2,934
Fund shares sold	2,641	4,063
Foreign taxes recoverable	50	—
Miscellaneous	1	1
From Adviser	—	—
Daily variation margin on futures contracts	22	—
Prepaid expenses	4	4
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total assets	2,036,122	2,575,075

Liabilities
Payables:
Investments purchased	10,887	7,116
Fund shares redeemed	5,429	2,649
Accrued fees to affiliates	2,158	2,077
Other accrued expenses	592	118
Daily variation margin on futures contracts	218	—
Deferred tax liability	3,356	—
Unrealized depreciation on foreign currency exchange contracts	3,123	—
Options written, at market value**	521	—
Payable upon return of securities loaned	137,290	278,401
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total liabilities	163,574	290,361

Net Assets	$1,872,548	$2,284,714

See accompanying notes which are an integral part of the financial statements.

156	Statements of Assets and Liabilities

Short Duration Bond Fund	Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund	Fixed Income I Fund

$460,231	$365,447	$508,518	$316,351	$231,640	$478,230	$2,133,281
459,487	365,409	678,831	374,954	267,210	520,044	2,129,806
2,805	—	—		17	385	2,409
—	—	—	—	—	—	141
353	—	—	—	—	—	1,357
8	—	—	—	—	—	1,342
—	—	—	—	—	—	—
2,646	5,092	435	79	98	499	11,786
86	21	153	83	37	91	427
15,646	325	7,557	3,147	6,062	5,684	115,160
350	2,438	2,112	568	252	702	2,021
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	3
—	—	521	344	120	266	40
4	—	—	15	—	—	1
53	—	—	—	—	—	412
182	—	—	—	—	—	21

481,620	373,285	689,609	379,190	273,796	527,671	2,264,926

4,843	3,997	12,067	3,669	6,256	4,604	396,639
582	636	126	278	169	1,493	2,158
257	154	455	293	191	390	535
123	59	68	56	61	61	296
269	—	—	—	—	—	1,135
—	—	—	—	—	—	—
26	—	—	—	—	—	746
734	—	—	—	—	—	324
4,363	—	66,172	91,345	54,860	70,768	246,171
100	—	—	—	—	—	715
89	—	—	—	—	—	526

11,386	4,846	78,888	95,641	61,537	77,316	649,245

$470,234	$368,439	$610,721	$283,549	$212,259	$450,355	$1,615,681

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	157

Russell Investment Company

Specialty Funds

Statements of Assets and Liabilities, continued — October 31, 2007

Amounts in thousands	Emerging Markets Fund	Real Estate Securities Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(10,990)	$875
Accumulated net realized gain (loss)	312,208	232,674
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	761,065	589,693
Futures contracts	979	—
Options written	(20)	—
Credit default swaps	—	—
Interest rate swap contracts	—	—
Foreign currency-related transactions	2,806	29
Shares of beneficial interest	608	432
Additional paid-in capital	805,892	1,461,011

Net Assets	$1,872,548	$2,284,714

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A******	$30.85	$52.29
Maximum offering price per share (Net asset value plus sales charge of 5.75%*******): Class A	$32.73	$55.48
Class A — Net assets	$3,537,379	$7,867,572
Class A — Shares outstanding ($.01 par value)	114,678	150,466
Net asset value per share: Class C******	$29.66	$51.42
Class C — Net assets	$66,706,868	$98,745,340
Class C — Shares outstanding ($.01 par value)	2,248,949	1,920,257
Net asset value per share: Class E******	$30.84	$52.36
Class E — Net assets	$41,910,978	$51,298,607
Class E — Shares outstanding ($.01 par value)	1,359,016	979,749
Net asset value per share: Class I******	$—	$—
Class I — Net assets	$—	$—
Class I — Shares outstanding ($.01 par value)	—	—
Net asset value per share: Class S******	$30.86	$52.94
Class S — Net assets	$1,760,392,380	$2,126,802,496
Class S — Shares outstanding ($.01 par value)	57,044,130	40,171,487
Net asset value per share: Class Y******	$—	$—
Class Y — Net assets	$—	$—
Class Y — Shares outstanding ($.01 par value)	—	—
Amounts in thousands
* Foreign currency holdings - cost	$13,049	$875
** Premiums received on options written	$501	$—
*** Securities on loan included in investments	$132,578	$276,496
**** Credit default swap contracts - premiums paid (received)	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—
****** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
******* Short Duration Bond Fund’s maximum sale charge is 3.75%.

See accompanying notes which are an integral part of the financial statements.

158	Statements of Assets and Liabilities

Short Duration Bond Fund	Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund	Fixed Income I Fund

$1,916	$1,183	$2,514	$43	$—	$262	$6,374
(19,418)	(2,870)	(48,443)	19,805	7,359	60,413	(20,200)

(744)	(38)	170,313	58,603	35,570	41,814	(3,475)
668	—	1,411	811	336	145	2,397
(189)	—	—	—	—	—	717
93	—	—	—	—	—	(505)
(20)	—	—	—	—	—	225
4	—	—	—	—	—	622
250	173	260	175	215	344	778
487,674	369,991	484,666	204,112	168,779	347,377	1,628,748

$470,234	$368,439	$610,721	$283,549	$212,259	$450,355	$1,615,681

$18.81	$—	$—	$—	$—	$—	$—
$19.54	$—	$—	$—	$—	$—	$—
$1,363,287	$—	$—	$—	$—	$—	$—
72,491	—	—	—	—	—	—
$18.76	$21.31	$22.78	$15.07	$9.17	$12.84	$20.76
$16,074,712	$12,721,766	$21,692,050	$14,088,351	$11,204,130	$25,687,913	$35,688,677
857,007	596,978	952,248	934,992	1,222,421	2,000,916	1,718,842
$18.82	$21.38	$23.41	$16.03	$9.72	$13.10	$20.77
$17,092,127	$19,442,277	$16,890,675	$3,653,505	$7,104,365	$10,774,538	$53,662,694
908,209	909,241	721,663	227,948	730,772	822,680	2,584,006
$—	$—	$—	$—	$9.98	$13.13	$20.76
$—	$—	$—	$—	$113,988,531	$139,537,866	$689,651,147
—	—	—	—	11,421,050	10,627,053	33,219,171
$18.79	$21.36	$23.52	$16.30	$9.89	$13.10	$20.76
$435,703,690	$336,275,174	$572,138,650	$265,807,136	$79,962,081	$274,355,029	$226,995,156
23,184,142	15,745,424	24,325,580	16,311,642	8,082,252	20,942,874	10,933,441
$—	$—	$—	$—	$—	$—	$20.77
$—	$—	$—	$—	$—	$—	$609,683,009
—	—	—	—	—	—	29,354,767

$331	$—	$—	$—	$—	$—	$1,335
$545	$—	$—	$—	$—	$—	$1,041
$4,406	$—	$71,045	$92,171	$56,674	$70,882	$237,968
$—	$—	$—	$—	$—	$—	$—
$(27)	$—	$—	$—	$—	$—	$(528)

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	159

Russell Investment Company

Specialty Funds

Statements of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands	Emerging Markets Fund	Real Estate Securities Fund

Investment Income
Dividends	$37,269	$49,210
Dividends from affiliated money market funds	2,677	3,701
Interest	176	—
Securities lending income	816	399
Less foreign taxes withheld	(3,682)	—

Total investment income	37,256	53,310

Expenses
Advisory fees	16,651	17,375
Administrative fees	724	1,086
Custodian fees	2,962	513
Distribution fees - Class A	4	8
Distribution fees - Class C	401	818
Transfer agent fees	2,933	3,911
Transfer agent fees - Class C	—	—
Transfer agent fees - Class E	—	—
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	—	—
Transfer agent fees - Class Y	—	—
Professional fees	145	82
Registration fees	104	138
Shareholder servicing fees - Class C	134	273
Shareholder servicing fees - Class E	82	145
Trustees’ fees	24	37
Printing fees	79	108
Offering fees	8	8
Miscellaneous	69	99

Expenses before reductions	24,320	24,601
Expense reductions	(41)	(12)

Net expenses	24,279	24,589

Net investment income (loss)	12,977	28,721

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Emerging Markets Fund - Net of deferred tax liability for foreign capital gains taxes)	306,155	240,939
Futures contracts	15,273	—
Options written	1,452	—
Credit default swap contracts	—	—
Interest rate swap contracts	—	—
Foreign currency-related transactions	1,449	129

Net realized gain (loss)	324,329	241,068

Net change in unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund - Net of deferred tax liability for foreign capital gains taxes)	427,834	(229,104)
Futures contracts	201	—
Options written	(6)	—
Credit default swap contracts	—	—
Interest rate swap contracts	—	—
Foreign currency-related transactions	2,538	29

Net change in unrealized appreciation (depreciation)	430,567	(229,075)

Net realized and unrealized gain (loss)	754,896	11,993

Net Increase (Decrease) in Net Assets from Operations	$767,873	$40,714

See accompanying notes which are an integral part of the financial statements.

160	Statements of Operations

Short Duration Bond Fund	Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund	Fixed Income I Fund

$127	$—	$7,243	$2,041	$1,539	$8,342	$4,583
2,633	227	1,457	905	430	1,251	428
32,283	13,915	72	47	47	69	68,775
18	—	56	278	79	140	356
—	—	—	—	—	—	—

35,061	14,142	8,828	3,271	2,095	9,802	74,142

3,241	994	3,821	2,432	1,535	3,188	3,432
360	166	273	128	96	228	687
349	156	198	188	192	220	667
2	—	—	—	—	—	—
139	93	160	102	77	200	7
717	332	546	381	—	—	—
—	—	—	—	26	66	2
—	—	—	—	10	21	17
—	—	—	—	43	141	377
—	—	—	—	138	595	11
—	—	—	—	—	—	25
61	49	45	31	35	47	110
78	81	53	50	55	69	126
46	31	53	34	26	67	2
50	42	37	8	17	29	84
11	5	9	4	3	7	23
38	16	28	12	15	30	58
8	—	—	—	—	—	—
31	19	27	15	15	26	58

5,131	1,984	5,250	3,385	2,283	4,934	5,686
(56)	(7)	(1)	(137)	(92)	(2)	(358)

5,075	1,977	5,249	3,248	2,191	4,932	5,328

29,986	12,165	3,579	23	(96)	4,870	68,814

(1,858)	(1,193)	28,461	19,751	17,688	66,794	3,344
(1,089)	—	2,032	1,534	1,208	2,920	(1,783)
(27)	—	—	—	—	—	(901)
244	—	—	—	—	—	(785)
20	—	—	—	—	—	(57)
(104)	—	—	—	—	—	(176)

(2,814)	(1,193)	30,493	21,285	18,896	69,714	(358)

5,401	(3,805)	52,784	17,471	13,736	(28,161)	(6,977)
1,670	—	655	(385)	(88)	(761)	2,181
223	—	—	—	—	—	711
92	—	—	—	—	—	(505)
(303)	—	—	—	—	—	253
4	—	—	—	—	—	830

7,087	(3,805)	53,439	17,086	13,648	(28,922)	(3,507)

4,273	(4,998)	83,932	38,371	32,544	40,792	(3,865)

$34,259	$7,167	$87,511	$38,394	$32,448	$45,662	$64,949

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	161

Russell Investment Company

Specialty Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Emerging Markets Fund
Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$12,977	$10,510
Net realized gain (loss)	324,329	160,254
Net change in unrealized appreciation (depreciation)	430,567	113,960

Net increase (decrease) in net assets from operations	767,873	284,724

Distributions
From net investment income
Class A	—	—
Class C	(540)	(580)
Class E	(518)	(442)
Class I	—	—
Class S	(23,139)	(20,081)
Class Y	—	—
From net realized gain
Class C	(6,471)	(887)
Class E	(3,838)	(487)
Class I	—	—
Class S	(151,400)	(20,087)

Net decrease in net assets from distributions	(185,906)	(42,564)

Share Transactions
Net increase (decrease) in net assets from share transactions	125,659	75,860

Total Net Increase (Decrease) in Net Assets	707,626	318,020

Net Assets
Beginning of period	1,164,922	846,902

End of period	$1,872,548	$1,164,922

Undistributed (overdistributed) net investment income included in net assets	$(10,990)	$(7,191)

See accompanying notes which are an integral part of the financial statements.

162	Statements of Changes in Net Assets

Real Estate Securities Fund		Short Duration Bond Fund		Tax Exempt Bond Fund		Tax-Managed Large Cap Fund
2007	2006	2007	2006	2007	2006	2007	2006

$28,721	$24,653	$29,986	$42,526	$12,165	$9,801	$3,579	$3,709
241,068	169,551	(2,814)	(7,206)	(1,193)	(638)	30,493	20,243
(229,075)	380,628	7,087	8,551	(3,805)	3,055	53,439	27,442

40,714	574,832	34,259	43,871	7,167	12,218	87,511	51,394

(49)	—	(32)	—	—	—	—	—
(711)	(699)	(623)	(655)	(334)	(285)	—	—
(725)	(630)	(841)	(882)	(553)	(324)	(73)	(51)
—	—	—	—	—	—	—	—
(29,653)	(24,741)	(31,025)	(40,141)	(11,045)	(8,921)	(3,672)	(3,088)
—	—	—	—	—	—	—	—

(9,460)	(8,834)	—	—	—	—	—	—
(5,015)	(4,267)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(159,326)	(150,805)	—	—	—	—	—	—

(204,939)	(189,976)	(32,521)	(41,678)	(11,932)	(9,530)	(3,745)	(3,139)

375,519	132,283	(687,090)	(60,187)	75,142	47,705	37,115	29,330

211,294	517,139	(685,352)	(57,994)	70,377	50,393	120,881	77,585

2,073,420	1,556,281	1,155,586	1,213,580	298,062	247,669	489,840	412,255

$2,284,714	$2,073,420	$470,234	$1,155,586	$368,439	$298,062	$610,721	$489,840

$875	$1,960	$1,916	$4,238	$1,183	$950	$2,514	$2,680

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	163

Russell Investment Company

Specialty Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Tax-Managed Mid & Small Cap Fund
Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$23	$(289)
Net realized gain (loss)	21,285	11,684
Net change in unrealized appreciation (depreciation)	17,086	14,941

Net increase (decrease) in net assets from operations	38,394	26,336

Distributions
From net investment income
Class A	—	—
Class C	—	—
Class E	—	—
Class I	—	—
Class S	—	—
Class Y	—	—
From net realized gain
Class C	(186)	—
Class E	(36)	—
Class I	—	—
Class S	(2,860)	—

Net decrease in net assets from distributions	(3,082)	—

Share Transactions
Net increase (decrease) in net assets from share transactions	35,657	18,690

Total Net Increase (Decrease) in Net Assets	70,969	45,026

Net Assets
Beginning of period	212,580	167,554

End of period	$283,549	$212,580

Undistributed (overdistributed) net investment income included in net assets	$43	$1

See accompanying notes which are an integral part of the financial statements.

164	Statements of Changes in Net Assets

Select Growth Fund		Select Value Fund		Fixed Income I Fund
2007	2006	2007	2006	2007	2006

$(96)	$(147)	$4,870	$4,112	$68,814	$62,804
18,896	6,754	69,714	29,157	(358)	(15,439)
13,648	3,535	(28,922)	31,000	(3,507)	18,982

32,448	10,142	45,662	64,269	64,949	66,347

—	—	—	—	—	—
—	—	(43)	(49)	—	—
—	—	(98)	(88)	(1,579)	(1,333)
—	(44)	(1,637)	(1,579)	(37,229)	(36,219)
—	—	(2,899)	(2,401)	—	(23,717)
—	—	—	—	(29,369)	—

—	—	(1,561)	(1,230)	—	—
—	—	(649)	(494)	—	—
—	—	(7,736)	(7,528)	—	—
—	—	(15,104)	(11,306)	—	—

—	(44)	(29,727)	(24,675)	(68,177)	(61,269)

1,071	(13,198)	12,301	18,217	207,108	189,401

33,519	(3,100)	28,236	57,811	203,880	194,479

178,740	181,840	422,119	364,308	1,411,801	1,217,322

$212,259	$178,740	$450,355	$422,119	$1,615,681	$1,411,801

$—	$1	$262	$69	$6,374	$5,612

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	165

Russell Investment Company

Specialty Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of capital
Emerging Markets Fund
Class A
October 31, 2007(1)	20.50	.14		10.21	10.35	—	—	—
Class C
October 31, 2007	21.17	(.02)		11.80	11.78	(.25)	(3.04)	—
October 31, 2006	16.73	.01		5.14	5.15	(.28)	(.43)	—
October 31, 2005	12.52	.04		4.22	4.26	(.05)	—	—
October 31, 2004	10.68	—	(d)	2.08	2.08	(.24)	—	—
October 31, 2003	7.22	.02		3.44	3.46	—	—	—
Class E
October 31, 2007	21.89	.16		12.24	12.40	(.41)	(3.04)	—
October 31, 2006	17.25	.17		5.29	5.46	(.39)	(.43)	—
October 31, 2005	12.93	.16		4.34	4.50	(.18)	—	—
October 31, 2004	10.98	.09		2.15	2.24	(.29)	—	—
October 31, 2003	7.41	.09		3.49	3.58	(.01)	—	—
Class S
October 31, 2007	21.91	.22		12.23	12.45	(.46)	(3.04)	—
October 31, 2006	17.25	.21		5.31	5.52	(.43)	(.43)	—
October 31, 2005	12.94	.20		4.34	4.54	(.23)	—	—
October 31, 2004	10.98	.12		2.15	2.27	(.31)	—	—
October 31, 2003	7.43	.11		3.48	3.59	(.04)	—	—
Real Estate Securities Fund
Class A
October 31, 2007(1)	57.37	.11		(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2007	56.11	.20		.27	.47	(.34)	(4.82)	—
October 31, 2006	46.08	.22		15.14	15.36	(.35)	(4.98)	—
October 31, 2005	43.10	.42		6.66	7.08	(.43)	(3.67)	—
October 31, 2004	33.94	.46		9.92	10.38	(1.21)	(.01)	—
October 31, 2003	26.52	1.11		7.53	8.64	(1.11)	(.11)	—
Class E
October 31, 2007	56.95	.62		.28	.90	(.67)	(4.82)	—
October 31, 2006	46.62	.59		15.36	15.95	(.64)	(4.98)	—
October 31, 2005	43.55	.76		6.74	7.50	(.76)	(3.67)	—
October 31, 2004	34.24	.75		10.04	10.79	(1.47)	(.01)	—
October 31, 2003	26.72	1.34		7.60	8.94	(1.31)	(.11)	—
Class S
October 31, 2007	57.53	.75		.28	1.03	(.80)	(4.82)	—
October 31, 2006	47.03	.73		15.51	16.24	(.76)	(4.98)	—
October 31, 2005	43.90	.88		6.79	7.67	(.87)	(3.67)	—
October 31, 2004	34.51	.87		10.09	10.96	(1.56)	(.01)	—
October 31, 2003	26.89	1.42		7.67	9.09	(1.36)	(.11)	—

See accompanying notes which are an integral part of the financial statements.

166	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	30.85	50.49	3,537	1.88	1.89	.86	66.66

(3.29)	29.66	63.90	66,707	2.63	2.64	(.07)	66.66
(.71)	21.17	31.63	44,977	2.68	2.68	.07	68.52
(.05)	16.73	33.98	33,961	2.74	2.76	.29	71.86
(.24)	12.52	20.04	20,467	2.83	2.87	.02	82.02
—	10.68	47.58	12,306	3.09	3.09	.19	95.13

(3.45)	30.84	65.17	41,911	1.88	1.89	.68	66.66
(.82)	21.89	32.64	27,862	1.93	1.93	.83	68.52
(.18)	17.25	34.94	18,855	1.99	2.01	1.02	71.86
(.29)	12.93	20.88	14,169	2.07	2.12	.75	82.02
(.01)	10.98	48.39	9,598	2.36	2.37	1.02	95.13

(3.50)	30.86	65.53	1,760,393	1.63	1.64	.94	66.66
(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	68.52
(.23)	17.25	35.27	794,086	1.73	1.76	1.30	71.86
(.31)	12.94	21.22	549,626	1.83	1.87	1.00	82.02
(.04)	10.98	48.27	386,560	2.11	2.11	1.30	95.13

(.69)	52.29	(7.70)	7,868	1.32	1.33	.35	70.46

(5.16)	51.42	.56	98,745	2.07	2.08	.38	70.46
(5.33)	56.11	36.63	110,287	2.07	2.08	.45	48.64
(4.10)	46.08	17.22	81,876	2.10	2.10	.95	63.95
(1.22)	43.10	30.97	61,089	2.12	2.12	1.20	38.04
(1.22)	33.94	33.23	32,784	2.20	2.30	3.67	46.09

(5.49)	52.36	1.33	51,299	1.32	1.33	1.13	70.46
(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	48.64
(4.43)	46.62	18.09	40,296	1.35	1.35	1.71	63.95
(1.48)	43.55	32.00	29,436	1.37	1.37	1.95	38.04
(1.42)	34.24	34.21	16,651	1.43	1.62	4.46	46.09

(5.62)	52.94	1.57	2,126,802	1.07	1.08	1.38	70.46
(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	48.64
(4.54)	47.03	18.35	1,434,109	1.10	1.10	1.95	63.95
(1.57)	43.90	32.30	1,171,513	1.11	1.11	2.23	38.04
(1.47)	34.51	34.58	830,448	1.18	1.18	4.66	46.09

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	167

Russell Investment Company

Specialty Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of capital
Short Duration Bond Fund
Class A
October 31, 2007(1)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
October 31, 2005	19.04	.31	(.40)	(.09)	(.31)	(.01)	—
October 31, 2004	19.01	.19	(.01)	.18	(.15)	—	—
October 31, 2003	18.98	.31	.06	.37	(.34)	—	—
Class E
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
October 31, 2005	19.10	.46	(.41)	.05	(.44)	(.01)	—
October 31, 2004	19.08	.34	(.01)	.33	(.31)	—	—
October 31, 2003	19.04	.48	.03	.51	(.47)	—	—
Class S
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
October 31, 2005	19.07	.51	(.41)	.10	(.49)	(.01)	—
October 31, 2004	19.05	.38	(.01)	.37	(.35)	—	—
October 31, 2003	19.01	.52	.03	.55	(.51)	—	—
Tax Exempt Bond Fund
Class C
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
October 31, 2006	21.45	.57	.17	.74	(.56)	—	—
October 31, 2005	22.03	.51	(.61)	(.10)	(.48)	—	—
October 31, 2004	21.99	.53	.04	.57	(.53)	—	—
October 31, 2003	21.94	.58	.07	.65	(.60)	—	—
Class E
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
October 31, 2006	21.52	.73	.17	.90	(.72)	—	—
October 31, 2005	22.10	.67	(.60)	.07	(.65)	—	—
October 31, 2004	22.06	.69	.04	.73	(.69)	—	—
October 31, 2003	21.99	.75	.06	.81	(.74)	—	—
Class S
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—
October 31, 2006	21.49	.79	.16	.95	(.77)	—	—
October 31, 2005	22.07	.72	(.60)	.12	(.70)	—	—
October 31, 2004	22.03	.75	.03	.78	(.74)	—	—
October 31, 2003	21.96	.80	.07	.87	(.80)	—	—

See accompanying notes which are an integral part of the financial statements.

168	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)(f)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.48)	18.81	3.16	1,363.92		.93	3.92	172.85

(.63)	18.76	3.98	16,075	1.67	1.68	3.18	172.85
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	111.57
(.32)	18.63	(.50)	30,290	1.65	1.66	1.65	202.53
(.15)	19.04	.97	38,427	1.63	1.66	1.00	131.57
(.34)	19.01	1.97	41,644	1.56	1.72	1.63	187.92

(.77)	18.82	4.72	17,092.92		.93	3.95	172.85
(.65)	18.73	3.69	26,800.90		.91	3.49	111.57
(.45)	18.70	.25	24,851.90		.91	2.43	202.53
(.31)	19.10	1.74	23,181.88		.91	1.76	131.57
(.47)	19.08	2.70	20,274.80		.97	2.52	187.92

(.82)	18.79	4.99	435,704.67		.68	4.20	172.85
(.69)	18.70	3.95	1,106,946.65		.65	3.73	111.57
(.50)	18.67	.51	1,158,439.65		.66	2.67	202.53
(.35)	19.07	1.98	1,135,332.63		.66	2.01	131.57
(.51)	19.05	2.95	958,064.56		.72	2.70	187.92

(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72.45
(.56)	21.63	3.50	11,819	1.56	1.56	2.66	63.34
(.48)	21.45	(.46)	10,493	1.53	1.53	2.31	43.13
(.53)	22.03	2.62	10,611	1.53	1.53	2.39	36.68
(.60)	21.99	2.98	8,701	1.56	1.56	2.62	37.46

(.74)	21.38	1.96	19,442.80		.80	3.48	72.45
(.72)	21.70	4.26	11,805.80		.81	3.41	63.34
(.65)	21.52	.31	8,572.78		.78	3.07	43.13
(.69)	22.10	3.38	6,488.78		.78	3.14	36.68
(.74)	22.06	3.75	5,849.81		.81	3.37	37.46

(.79)	21.36	2.26	336,275.55		.55	3.72	72.45
(.77)	21.67	4.53	274,438.55		.56	3.66	63.34
(.70)	21.49	.55	228,604.53		.53	3.31	43.13
(.74)	22.07	3.64	185,587.53		.53	3.39	36.68
(.80)	22.03	4.01	144,402.56		.56	3.62	37.46

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	169

Russell Investment Company

Specialty Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of capital
Tax-Managed Large Cap Fund
Class C
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
October 31, 2006	17.68	(.02)	1.96	1.94	—	—	—
October 31, 2005	16.55	.01	1.14	1.15	(.02)	—	—
October 31, 2004	15.02	(.06)	1.59	1.53	—	—	—
October 31, 2003	12.61	(.04)	2.45	2.41	—	—	—
Class E
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
October 31, 2006	18.09	.11	2.02	2.13	(.10)	—	—
October 31, 2005	16.93	.15	1.15	1.30	(.14)	—	—
October 31, 2004	15.30	.06	1.63	1.69	(.06)	—	—
October 31, 2003	12.83	.06	2.50	2.56	(.09)	—	—
Class S
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
October 31, 2006	18.16	.17	2.02	2.19	(.14)	—	—
October 31, 2005	16.99	.20	1.15	1.35	(.18)	—	—
October 31, 2004	15.34	.10	1.63	1.73	(.08)	—	—
October 31, 2003	12.87	.10	2.48	2.58	(.11)	—	—
Tax-Managed Mid & Small Cap Fund
Class C
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
October 31, 2006	11.59	(.14)	1.77	1.63	—	—	—
October 31, 2005	10.17	(.12)	1.54	1.42	—	—	—
October 31, 2004	9.33	(.13)	.97	.84	—	—	—
October 31, 2003	7.12	(.08)	2.29	2.21	—	—	—
Class E
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
October 31, 2006	12.13	(.05)	1.85	1.80	—	—	—
October 31, 2005	10.56	(.04)	1.61	1.57	—	—	—
October 31, 2004	9.62	(.06)	1.00	.94	—	—	—
October 31, 2003	7.28	(.02)	2.36	2.34	—	—	—
Class S
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—
October 31, 2006	12.27	(.01)	1.87	1.86	—	—	—
October 31, 2005	10.65	(.01)	1.63	1.62	—	—	—
October 31, 2004	9.68	(.03)	1.00	.97	—	—	—
October 31, 2003	7.31	— (d)	2.37	2.37	—	—	—

See accompanying notes which are an integral part of the financial statements.

170	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	22.78	16.11	21,692	1.92	1.92	(.30)	50.10
—	19.62	10.97	19,112	1.92	1.92	(.13)	60.63
(.02)	17.68	6.94	16,955	1.91	1.91	.08	42.92
—	16.55	10.19	13,304	1.92	1.92	(.38)	32.15
—	15.02	19.11	10,022	1.94	1.94	(.30)	127.47

(.12)	23.41	17.01	16,891	1.17	1.17	.45	50.10
(.10)	20.12	11.82	12,726	1.17	1.17	.60	60.63
(.14)	18.09	7.72	8,695	1.16	1.16	.84	42.92
(.06)	16.93	11.05	5,991	1.17	1.17	.37	32.15
(.09)	15.30	20.04	4,743	1.19	1.19	.46	127.47

(.16)	23.52	17.28	572,138.92		.92	.70	50.10
(.14)	20.21	12.12	458,002.92		.92	.87	60.63
(.18)	18.16	7.98	386,605.90		.91	1.12	42.92
(.08)	16.99	11.33	342,640.92		.92	.62	32.15
(.11)	15.34	20.24	307,458.94		.94	.71	127.47

(.20)	15.07	15.70	14,088	2.25	2.30	(.93)	56.71
—	13.22	14.06	11,975	2.25	2.35	(1.09)	54.34
—	11.59	13.96	9,295	2.24	2.37	(1.06)	57.90
—	10.17	9.00	6,041	2.25	2.34	(1.33)	203.33
—	9.33	31.04	5,025	2.25	2.49	(1.06)	81.91

(.20)	16.03	16.70	3,654	1.50	1.55	(.19)	56.71
—	13.93	14.84	2,523	1.50	1.60	(.34)	54.34
—	12.13	14.87	1,663	1.48	1.62	(.32)	57.90
—	10.56	9.77	1,279	1.50	1.59	(.58)	203.33
—	9.62	32.14	850	1.50	1.74	(.31)	81.91

(.20)	16.30	16.97	265,807	1.25	1.30	.07	56.71
—	14.13	15.16	198,081	1.25	1.35	(.09)	54.34
—	12.27	15.21	156,596	1.22	1.38	(.06)	57.90
—	10.65	10.02	123,045	1.25	1.34	(.32)	203.33
—	9.68	32.42	106,738	1.25	1.49	(.06)	81.91

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	171

Russell Investment Company

Specialty Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of capital
Select Growth Fund
Class C
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
October 31, 2006	7.45	(.09)	.48	.39	—	—	—
October 31, 2005	6.85	(.08)	.68	.60	—	—	—
October 31, 2004	6.85	(.11)	.11	—	—	—	—
October 31, 2003	5.23	(.09)	1.71	1.62	—	—	—
Class E
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
October 31, 2006	7.76	(.03)	.52	.49	—	—	—
October 31, 2005	7.08	(.01)	.69	.68	—	—	—
October 31, 2004	7.03	(.05)	.10	.05	—	—	—
October 31, 2003	5.31	(.04)	1.76	1.72	—	—	—
Class I
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
October 31, 2006	7.91	.01	.52	.53	— (d)	—	—
October 31, 2005	7.19	.01	.71	.72	—	—	—
October 31, 2004	7.10	(.02)	.11	.09	—	—	—
October 31, 2003	5.35	(.02)	1.77	1.75	—	—	—
Class S
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
October 31, 2006	7.87	(.01)	.52	.51	—	—	—
October 31, 2005	7.15	— (d)	.72	.72	—	—	—
October 31, 2004	7.08	(.03)	.10	.07	—	—	—
October 31, 2003	5.34	(.02)	1.76	1.74	—	—	—
Select Value Fund
Class C
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
October 31, 2005	10.15	(.02)	1.16	1.14	(.01)	(.01)	—
October 31, 2004	8.97	(.03)	1.22	1.19	(.01)	—	—
October 31, 2003	7.41	(.01)	1.58	1.57	(.01)	—	—
Class E
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
October 31, 2005	10.28	.09	1.16	1.25	(.09)	(.01)	—
October 31, 2004	9.05	.05	1.23	1.28	(.05)	—	—
October 31, 2003	7.46	.06	1.58	1.64	(.05)	—	—
Class I
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
October 31, 2005	10.30	.13	1.17	1.30	(.13)	(.01)	—
October 31, 2004	9.07	.10	1.22	1.32	(.09)	—	—
October 31, 2003	7.46	.08	1.61	1.69	(.08)	—	—
Class S
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—
October 31, 2005	10.29	.11	1.16	1.27	(.11)	(.01)	—
October 31, 2004	9.05	.08	1.24	1.32	(.08)	—	—
October 31, 2003	7.45	.07	1.60	1.67	(.07)	—	—

See accompanying notes which are an integral part of the financial statements.

172	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	9.17	16.96	11,204	2.23	2.27	(1.14)	138.41
—	7.84	5.23	9,764	2.22	2.27	(1.20)	148.35
—	7.45	8.76	8,149	2.23	2.32	(1.15)	127.68
—	6.85	(.15)	5,942	2.25	2.50	(1.53)	134.00
—	6.85	31.17	3,265	2.20	2.74	(1.57)	149.76

—	9.72	17.82	7,104	1.37	1.41	(.28)	138.41
—	8.25	6.31	6,590	1.36	1.42	(.34)	148.35
—	7.76	9.60	4,255	1.28	1.40	(.15)	127.68
—	7.08	.71	5,749	1.36	1.54	(.65)	134.00
—	7.03	32.39	4,865	1.26	1.79	(.62)	149.76

—	9.98	18.25	113,989	1.00	1.06	.09	138.41
—	8.44	6.75	90,953.95		1.13	.07	148.35
—	7.91	10.17	112,112.92		1.08	.12	127.68
—	7.19	1.13	60,006.95		1.20	(.23)	134.00
—	7.10	32.71	32,003.93		1.58	(.31)	149.76

—	9.89	18.02	79,962	1.16	1.20	(.07)	138.41
—	8.38	6.48	71,433	1.15	1.21	(.13)	148.35
—	7.87	10.07	57,324	1.06	1.18	.04	127.68
—	7.15	.99	51,569	1.09	1.27	(.38)	134.00
—	7.08	32.58	42,421	1.03	1.56	(.40)	149.76

(.77)	12.84	9.73	25,688	2.09	2.09	.06	128.36
(.67)	12.44	17.01	26,168	2.11	2.11	.08	86.60
(.02)	11.27	11.23	21,228	2.18	2.20	(.18)	84.74
(.01)	10.15	13.24	16,834	2.25	2.32	(.31)	96.07
(.01)	8.97	21.19	9,972	2.15	2.42	(.12)	105.71

(.86)	13.10	10.64	10,774	1.27	1.27	.88	128.36
(.75)	12.66	18.15	10,871	1.27	1.27	.91	86.60
(.10)	11.43	12.14	8,770	1.25	1.30	.78	84.74
(.05)	10.28	14.31	9,167	1.39	1.39	.55	96.07
(.05)	9.05	22.01	7,778	1.21	1.48	.77	105.71

(.90)	13.13	10.97	139,538.94		.94	1.21	128.36
(.79)	12.69	18.47	131,494.94		.94	1.26	86.60
(.14)	11.46	12.63	135,759.86		.91	1.14	84.74
(.09)	10.30	14.77	102,397.95		.95	1.00	96.07
(.08)	9.07	22.60	74,600.90		1.23	1.12	105.71

(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128.36
(.77)	12.67	18.32	253,586	1.09	1.10	1.09	86.60
(.12)	11.44	12.36	198,551	1.07	1.10	.95	84.74
(.08)	10.29	14.61	173,635	1.10	1.10	.84	96.07
(.07)	9.05	22.53	128,383	1.01	1.28	1.03	105.71

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	173

Russell Investment Company

Specialty Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of capital
Fixed Income I Fund
Class C
October 31, 2007(2)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2007	20.82	.96	(.02)	0.94	(.99)	—	—
October 31, 2006	20.75	.92	.04	.96	(.89)	—	—
October 31, 2005	21.88	.74	(.61)	.13	(.73)	(.53)	—
October 31, 2004	22.12	.63	.48	1.11	(.69)	(.66)	—
October 31, 2003	22.15	.72	.36	1.08	(.67)	(.44)	—
Class I
October 31, 2007	20.82	1.04	(.06)	0.98	(1.04)	—	—
October 31, 2006	20.75	.97	.05	1.02	(.95)	—	—
October 31, 2005	21.87	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.11	.68	.49	1.17	(.75)	(.66)	—
October 31, 2003	22.15	.78	.35	1.13	(.73)	(.44)	—
Class S
October 31, 2007(2)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2007	20.83	1.04	(.05)	0.99	(1.05)	—	—
October 31, 2006	20.76	.99	.04	1.03	(.96)	—	—
October 31, 2005	21.88	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.12	.70	.48	1.18	(.76)	(.66)	—
October 31, 2003	22.16	.79	.36	1.15	(.75)	(.44)	—

See accompanying notes which are an integral part of the financial statements.

174	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	(%) Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

—	20.76	—	35,689	1.60	1.62	4.21	198.79

(.99)	20.77	4.64	53,663.65		.67	4.76	198.79
(.89)	20.82	4.79	31,504.64		.67	4.45	125.38
(1.26)	20.75	.60	29,632.65		.68	3.49	201.90
(1.35)	21.88	5.22	27,515.65		.66	2.88	153.79
(1.11)	22.12	5.01	27,009.67		.67	3.25	184.29

(1.04)	20.76	4.85	689,651.40		.42	4.99	198.79
(.95)	20.82	5.06	829,914.40		.42	4.70	125.38
(1.31)	20.75	.88	788,808.38		.40	3.76	201.90
(1.41)	21.87	5.52	752,229.39		.40	3.15	153.79
(1.17)	22.11	5.26	639,846.41		.41	3.50	184.29

—	20.76	.05	226,995.53		.55	5.30	198.79

(1.05)	20.77	4.90	609,683.36		.38	5.04	198.79
(.96)	20.83	5.11	550,383.35		.38	4.77	125.38
(1.31)	20.76	.91	398,882.35		.37	3.81	201.90
(1.42)	21.88	5.58	285,228.33		.34	3.18	153.79
(1.19)	22.12	5.33	399,601.35		.35	3.53	184.29

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	175

Russell Investment Company

Specialty Funds

Notes to Financial Highlights — October 31, 2007

(1)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) as the investment advisor and transfer agent, and for certain funds, custody credit arrangements.
(f)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

See accompanying notes which are an integral part of the financial statements.

176	Notes to Financial Highlights

Russell Investment Company

Specialty Funds

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Investment Management Company (“RIMCo”).

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

Notes to Financial Statements	177

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision is required for the Funds.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets and results of operations.

178	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Tax Exempt Bond
Quarterly	April, July, October and December	Real Estate Securities, Short Duration Bond, Select Value and Fixed Income I
Annually	Mid-December	Emerging Markets, Tax-Managed Large Cap, Tax-Managed Mid & Small Cap and Select Growth

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo (“Adviser”). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Funds presented herein may offer the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

Notes to Financial Statements	179

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability of $3,355,934 in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Fund. The amounts related to capital gains taxes are $2,571,952 and are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). From time to time the Emerging Markets, Short Duration Bond and Fixed Income I Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2007 are presented on the Schedules of Investments for the applicable Funds.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

180	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

Loan Agreements

The Fixed Income I Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2007, there were no unfunded loan commitments in the Fixed Income I Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2007, the Fixed Income I Fund had cash collateral balance of $164,474 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

Notes to Financial Statements	181

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

The Short Duration Bond and Fixed Income I Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Funds engage in a swap, they exchange their obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are counterparty agreements and can be customized to meet each party’s needs and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back to the original party. Credit default swaps are counterparty agreements which allow the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities. Theses securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

182	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2007, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

Funds	Amount Paid

Emerging Markets	$40,514
Real Estate Securities	11,807
Short Duration Bond	56,225
Tax Exempt Bond	7,204
Tax-Managed Large Cap	1,443
Tax-Managed Mid & Small Cap	2,703
Select Growth	583
Select Value	1,604
Fixed Income I	83,451

3.	Investment Transactions

Securities

During the period ended October 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Emerging Markets	$921,016,412	$918,455,937
Real Estate Securities	1,676,519,391	1,478,537,899
Short Duration Bond	581,915,684	1,086,202,249
Tax Exempt Bond	304,168,850	227,549,373
Tax-Managed Large Cap	281,267,279	257,805,573
Tax-Managed Mid & Small Cap	161,548,075	129,958,849
Select Growth	253,338,030	251,953,552
Select Value	548,537,366	557,183,937
Fixed Income I	2,532,629,318	2,301,109,147

Notes to Financial Statements	183

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Short Duration Bond	$387,497,398	$429,657,069
Select Growth	—	795,303
Fixed Income I	572,766,683	529,285,456

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2007 for the following Funds were as follows:

	Emerging Markets Fund		Short Duration Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2006	626	$828,429	415	$773,315
Opened	3,920	4,658,851	24	737,840
Closed	(4,268)	(4,985,911)	(362)	(840,591)
Expired	—	—	(62)	(125,883)

Outstanding October 31, 2007	278	$501,369	15	$544,681

	Fixed Income I
	Number of Contracts	Premiums Received

Outstanding October 31, 2006	574	$208,180
Opened	32,928	10,779,690
Closed	(28,081)	(9,563,898)
Expired	(1,059)	(383,267)

Outstanding October 31, 2007	4,362	$1,040,705

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of October 31, 2007, the non-cash collateral pledged for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding

Emerging Markets	$698,891	Pool of US Government Securities
Tax Managed Large Cap	5,985,885	Pool of US Government Securities
Tax Managed Mid & Small Cap	3,095,037	Pool of US Government Securities
Select Growth	3,023,166	Pool of US Government Securities
Select Value	1,677,255	Pool of US Government Securities

184	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) and also may invest a portion of the collateral received from the Investment Company’s securities lending program, in the RIC Money Market Fund (the Fund of the Investment Company not presented herein). As of October 31, 2007, $314,325,549 of the Money Market Fund’s net assets represents investments by the Funds presented herein.

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $52,669,555 and $3,747,569 respectively, for the period ended October 31, 2007.

	Annual Rate
Funds	Adviser	Administrator
Emerging Markets	1.15%	.05%
Real Estate Securities	.80	.05
Short Duration Bond	.45	.05
Tax-Exempt Bond	.30	.05
Tax-Managed Large Cap	.70	.05
Tax-Managed Mid & Small Cap	.98	.05
Select Growth	.80	.05
Select Value	.70	.05
Fixed Income I	.25	.05

For the Short Duration Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Short Duration Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no waivers for the period ended October 31, 2007.

For the Tax-Managed Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Tax-Managed Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for period ended October 31, 2007 was $134,550.

For the Select Growth Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.85% combined advisory and administrative fees and to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct Fund-level expenses for the Select Growth Fund do not include 12b-1, shareholder services or transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2007 was $73,533.

For the Fixed Income I Fund, RIMCo has contractually agreed to waive 0.02% of its administrative fees. The total amount of the waiver for the period ended October 31, 2007 was $274,600. The waiver may not be terminated except at the Board’s discretion.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Notes to Financial Statements	185

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total transfer agency fees paid by the Funds presented herein for the period ended October 31, 2007 were $10,291,856.

For Class I Shares of the Select Growth Fund, RIMCo, as transfer agent to RIC, has contractually agreed to waive, at least until February 29, 2008, its transfer agency fees for Class I Shares to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares. The amount of the waiver for the period ended October 31, 2007 was $17,793.

Distributor and Shareholder Servicing

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributor, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as a distributor for all Investment Company portfolio shares, including Class A, Class C, Class E and Class S shares of the Funds.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitation are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A and Class C Shares of the Funds may not exceed 7.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions.

For the period ended October 31, 2007, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

Funds	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Emerging Markets	$47,351	$8,440
Real Estate Securities	212,623	37,462
Short Duration Bond	3,885	786
Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds effect certain transactions through BNY ConvergeFX Group — LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers

186	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

Accrued fees payable to affiliates as October 31, 2007 were as follows:

	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund	Tax Exempt Bond Fund	Tax Managed Large Cap Fund

Advisory Fees	$1,745,195	$1,537,066	$179,686	$92,546	$356,402
Administration Fees	75,878	96,067	19,965	15,424	25,457
Distribution Fees	41,415	65,508	10,688	8,166	14,071
Shareholder Servicing Fees	22,062	32,342	7,118	6,824	8,238
Transfer Agent Fees	273,009	345,713	39,929	30,826	50,904
Trustee Fees	114	114	41	35	35

	$2,157,673	$2,076,810	$257,427	$153,821	$455,107

	Tax Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund	Fixed Income I Fund
Advisory Fees	$232,282	$155,548	$269,005	$369,228
Administration Fees	11,851	8,875	19,215	44,643
Distribution Fees	9,036	7,014	16,500	23,377
Shareholder Servicing Fees	3,782	3,830	7,950	18,975
Transfer Agent Fees	35,545	16,129	77,578	77,219
Trustee Fees	21	34	47	1,082

	$292,517	$191,430	$390,295	$534,524

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

Notes to Financial Statements	187

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

5.	Federal Income Taxes

At October 31, 2007, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/08	10/31/09	10/31/10	10/31/11

Short Duration Bond	$—	$—	$—	$—
Tax Exempt Bond	682,095	—	—	—
Tax-Managed Large Cap	—	—	46,414,873	—
Select Value	—	1,393,793	362,611	—
Fixed Income I	—	—	—	—

Funds	10/31/12	10/31/13	10/31/14	10/31/15	Totals
Short Duration Bond	$—	$10,268,501	$7,439,440	$1,010,942	$18,718,883
Tax Exempt Bond	357,343	—	634,298	1,197,042	2,870,778
Tax-Managed Large Cap	—	—	—	—	46,414,873
Select Value	—	—	—	—	1,756,404
Fixed Income I	—	15,614,663	14,307,836	—	29,922,499

Select Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $1,393,793 and $362,611 will expire on October 31 of the years of 2009 and 2010, respectively.

Fixed Income I Fund had a capital loss carryforward of $13,283,390 that it acquired from the Diversified Bond Fund which will expire on October 31, 2013. This capital loss carryforward can be utilized without any limitation until its expiration date.

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund

Cost of Investments	$1,287,085,489	$1,991,440,402	$460,272,720

Unrealized Appreciation	$719,275,623	$611,120,476	$1,936,345
Unrealized Depreciation	(9,720,579)	(36,985,246)	(2,722,047)

Net Unrealized Appreciation (Depreciation)	$709,555,044	$574,135,230	$(785,702)

Undistributed Ordinary Income	$130,957,175	$34,455,125	$1,919,663
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$227,617,608	$214,653,998	$(18,718,883)
Tax Composition of Distributions:
Ordinary Income	$63,225,251	$71,670,516	$32,520,638
Long-Term Capital Gains	$122,680,719	$133,267,398	$—

	Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund
Cost of Investments	$365,447,039	$509,135,303	$316,584,032

Unrealized Appreciation	$2,777,891	$177,682,086	$66,506,839
Unrealized Depreciation	(2,816,086)	(7,986,541)	(8,136,331)

Net Unrealized Appreciation (Depreciation)	$(38,195)	$169,695,545	$58,370,508

Undistributed Ordinary Income	$1,182,929	$2,512,662	$2,525,740
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(2,870,778)	$(46,414,873)	$18,365,432
Tax Composition of Distributions:
Ordinary Income	$11,931,673	$3,745,276	$—
Long-Term Capital Gains	$—	$—	$3,082,422

188	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

	Select Growth Fund	Select Value Fund	Fixed Income I Fund

Cost of Investments	$232,982,842	$480,709,587	$2,134,441,450

Unrealized Appreciation	$37,061,715	$62,446,111	$15,176,259
Unrealized Depreciation	(2,834,469)	(23,112,074)	(19,811,454)

Net Unrealized Appreciation (Depreciation)	$34,227,246	$39,334,037	$(4,635,195)

Undistributed Ordinary Income	$—	$11,765,726	$7,286,107
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$9,038,337	$53,290,313	$(29,922,499)
Tax Composition of Distributions:
Ordinary Income	$—	$9,170,315	$68,176,605
Long-Term Capital Gains	$—	$20,557,258	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
Emerging Markets Fund	2007	2006	2007	2006

Class A(a)
Proceeds from shares sold	169	—	$3,936	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(54)	—	(1,347)	—

Net increase (decrease)	115	—	2,589	—

Class C
Proceeds from shares sold	440	600	10,003	11,923
Proceeds from reinvestment of distributions	346	79	6,707	1,405
Payments for shares redeemed	(662)	(585)	(15,321)	(11,516)

Net increase (decrease)	124	94	1,389	1,812

Class E
Proceeds from shares sold	531	483	12,605	9,841
Proceeds from reinvestment of distributions	214	50	4,273	907
Payments for shares redeemed	(658)	(354)	(15,434)	(7,159)

Net increase (decrease)	87	179	1,444	3,589

Class S
Proceeds from shares sold	16,902	13,204	385,688	265,826
Proceeds from reinvestment of distributions	8,412	2,101	168,078	38,232
Payments for shares redeemed	(18,123)	(11,478)	(433,529)	(233,599)

Net increase (decrease)	7,191	3,827	120,237	70,459

Total increase (decrease)	7,517	4,100	$125,659	$75,860

Notes to Financial Statements	189

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Real Estate Securities Fund	2007	2006	2007	2006

Class A(a)
Proceeds from shares sold	181	—	$9,650	$—
Proceeds from reinvestment of distributions	1	—	48	—
Payments for shares redeemed	(32)	—	(1,683)	—

Net increase (decrease)	150	—	8,015	—

Class C
Proceeds from shares sold	317	360	16,962	17,358
Proceeds from reinvestment of distributions	183	209	9,779	9,190
Payments for shares redeemed	(546)	(380)	(28,667)	(18,551)

Net increase (decrease)	(46)	189	(1,926)	7,997

Class E
Proceeds from shares sold	396	334	21,270	16,642
Proceeds from reinvestment of distributions	105	109	5,726	4,891
Payments for shares redeemed	(571)	(258)	(30,369)	(12,859)

Net increase (decrease)	(70)	185	(3,373)	8,674

Class S
Proceeds from shares sold	13,353	6,471	717,887	317,576
Proceeds from reinvestment of distributions	3,294	3,663	180,617	166,170
Payments for shares redeemed	(9,563)	(7,539)	(525,701)	(368,134)

Net increase (decrease)	7,084	2,595	372,803	115,612

Total increase (decrease)	7,118	2,969	$375,519	$132,283

	Shares		Dollars
Short Duration Bond Fund	2007	2006	2007	2006

Class A(a)
Proceeds from shares sold	87	—	$1,635	$—
Proceeds from reinvestment of distributions	2	—	31	—
Payments for shares redeemed	(17)	—	(311)	—

Net increase (decrease)	72	—	1,355	—

Class C
Proceeds from shares sold	263	287	4,913	5,330
Proceeds from reinvestment of distributions	30	32	557	599
Payments for shares redeemed	(607)	(774)	(11,313)	(14,409)

Net increase (decrease)	(314)	(455)	(5,843)	(8,480)

Class E
Proceeds from shares sold	344	363	6,443	6,787
Proceeds from reinvestment of distributions	42	44	785	821
Payments for shares redeemed	(909)	(306)	(17,025)	(5,701)

Net increase (decrease)	(523)	101	(9,797)	1,907

Class S
Proceeds from shares sold	10,184	14,343	190,348	267,444
Proceeds from reinvestment of distributions	1,599	2,054	29,764	38,127
Payments for shares redeemed	(47,792)	(19,246)	(892,917)	(359,185)

Net increase (decrease)	(36,009)	(2,849)	(672,805)	(53,614)

Total increase (decrease)	(36,774)	(3,203)	$(687,090)	$(60,187)

190	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Tax Exempt Bond Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	173	126	$3,708	$2,696
Proceeds from reinvestment of distributions	12	11	259	225
Payments for shares redeemed	(135)	(79)	(2,885)	(1,694)

Net increase (decrease)	50	58	1,082	1,227

Class E
Proceeds from shares sold	640	187	13,763	4,006
Proceeds from reinvestment of distributions	24	15	517	324
Payments for shares redeemed	(299)	(56)	(6,387)	(1,203)

Net increase (decrease)	365	146	7,893	3,127

Class S
Proceeds from shares sold	7,043	5,079	151,047	108,842
Proceeds from reinvestment of distributions	460	360	9,845	7,703
Payments for shares redeemed	(4,419)	(3,416)	(94,725)	(73,194)

Net increase (decrease)	3,084	2,023	66,167	43,351

Total increase (decrease)	3,499	2,227	$75,142	$47,705

	Shares		Dollars
Tax-Managed Large Cap Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	187	201	$3,940	$3,747
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(209)	(186)	(4,556)	(3,441)

Net increase (decrease)	(22)	15	(616)	306

Class E
Proceeds from shares sold	180	192	3,879	3,652
Proceeds from reinvestment of distributions	4	3	73	51
Payments for shares redeemed	(94)	(43)	(2,033)	(823)

Net increase (decrease)	90	152	1,919	2,880

Class S
Proceeds from shares sold	4,919	4,237	106,174	80,602
Proceeds from reinvestment of distributions	168	152	3,467	2,903
Payments for shares redeemed	(3,420)	(3,016)	(73,829)	(57,361)

Net increase (decrease)	1,667	1,373	35,812	26,144

Total increase (decrease)	1,735	1,540	$37,115	$29,330

Notes to Financial Statements	191

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Tax-Managed Mid & Small Cap Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	196	233	$2,764	$2,955
Proceeds from reinvestment of distributions	13	—	180	—
Payments for shares redeemed	(181)	(129)	(2,587)	(1,624)

Net increase (decrease)	28	104	357	1,331

Class E
Proceeds from shares sold	71	58	1,072	772
Proceeds from reinvestment of distributions	3	—	37	—
Payments for shares redeemed	(27)	(14)	(405)	(191)

Net increase (decrease)	47	44	704	581

Class S
Proceeds from shares sold	4,958	3,087	75,154	41,391
Proceeds from reinvestment of distributions	189	—	2,723	—
Payments for shares redeemed	(2,855)	(1,828)	(43,281)	(24,613)

Net increase (decrease)	2,292	1,259	34,596	16,778

Total increase (decrease)	2,367	1,407	$35,657	$18,690

	Shares		Dollars
Select Growth Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	272	403	$2,251	$3,166
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(294)	(253)	(2,439)	(1,970)

]Net increase (decrease)	(22)	150	(188)	1,196

Class E
Proceeds from shares sold	124	322	1,080	2,672
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(192)	(71)	(1,661)	(575)

Net increase (decrease)	(68)	251	(581)	2,097

Class I
Proceeds from shares sold	3,420	3,901	30,678	32,598
Proceeds from reinvestment of distributions	—	5	—	41
Payments for shares redeemed	(2,780)	(7,298)	(25,125)	(59,655)

Net increase (decrease)	640	(3,392)	5,553	(27,016)

Class S
Proceeds from shares sold	3,441	4,481	30,716	36,926
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(3,887)	(3,241)	(34,429)	(26,401)

Net increase (decrease)	(446)	1,240	(3,713)	10,525

Total increase (decrease)	104	(1,751)	$1,071	$(13,198)

192	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Select Value Fund	2007	2006	2007	2006

Class C
Proceeds from shares sold	267	407	$3,372	$4,719
Proceeds from reinvestment of distributions	124	110	1,506	1,226
Payments for shares redeemed	(493)	(298)	(6,263)	(3,508)

Net increase (decrease)	(102)	219	(1,385)	2,437

Class E
Proceeds from shares sold	188	219	2,445	2,586
Proceeds from reinvestment of distributions	60	51	747	582
Payments for shares redeemed	(284)	(179)	(3,658)	(2,117)

Net increase (decrease)	(36)	91	(466)	1,051

Class I
Proceeds from shares sold	2,329	2,050	30,178	24,190
Proceeds from reinvestment of distributions	718	766	8,957	8,716
Payments for shares redeemed	(2,779)	(4,301)	(36,156)	(49,514)

Net increase (decrease)	268	(1,485)	2,979	(16,608)

Class S
Proceeds from shares sold	5,909	5,847	76,224	69,086
Proceeds from reinvestment of distributions	1,374	1,143	17,102	12,991
Payments for shares redeemed	(6,361)	(4,328)	(82,153)	(50,740)

Net increase (decrease)	922	2,662	11,173	31,337

Total increase (decrease)	1,052	1,487	$12,301	$18,217

Notes to Financial Statements	193

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Fixed Income I Fund	2007	2006	2007	2006

Class C(b)
Proceeds from shares sold	—	—	$12	$—
Shares issued in connection with acquisition of Diversified Bond Fund	1,756	—	36,569	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(37)	—	(778)	—

Net increase (decrease)	1,719	—	35,803	—

Class E
Proceeds from shares sold	449	357	9,291	7,369
Shares issued in connection with acquisition of Diversified Bond Fund	847	—	17,648	—
Proceeds from reinvestment of distributions	71	61	1,455	1,240
Payments for shares redeemed	(295)	(333)	(6,112)	(6,851)

Net increase (decrease)	1,072	85	22,282	1,758

Class I
Proceeds from shares sold	9,989	10,020	207,015	206,675
Proceeds from reinvestment of distributions	1,594	1,534	32,843	31,405
Payments for shares redeemed	(18,227)	(9,708)	(378,446)	(200,070)

Net increase (decrease)	(6,644)	1,846	(138,588)	38,010

Class S(b)
Proceeds from shares sold	111	—	2,332	—
Shares issued in connection with acquisition of Diversified Bond Fund	11,102	—	231,136	—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(280)	—	(5,840)	—

Net increase (decrease)	10,933	—	227,628	—

Class Y
Proceeds from shares sold	6,443	11,112	132,994	230,209
Proceeds from reinvestment of distributions	1,426	1,159	29,369	23,717
Payments for shares redeemed	(4,939)	(5,062)	(102,380)	(104,293)

Net increase (decrease)	2,930	7,209	59,983	149,633

Total increase (decrease)	10,010	9,140	$207,108	$189,401

(a)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(b)	For the period October 19, 2007 (commencement of operations) to October 31, 2007.

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend

194	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2007, the Funds presented herein did not participate in the interfund lending program.

8.	Record Ownership

As of October 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
Emerging Markets	3	44.3
Real Estate Securities	3	41.6
Short Duration Bond	2	42.2
Tax Exempt Bond	2	53.3
Tax-Managed Large Cap	1	51.4
Tax-Managed Mid & Small Cap	1	53.3
Select Growth	1	21.1
Select Value	1	27.2
Fixed Income I	1	15.2

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Emerging Markets Fund - 0.2%
Gulf Finance House EC - GDR	09/21/07	35,500	25.00	888	941
Magnitogorsk Iron & Steel Works - GDR	04/24/07	87,200	13.00	1,090	1,474
NovaTek OAO - GDR	07/21/05	32,200	21.00	681	1,771
VTB Bank OJSC - GDR	05/11/07	43,600	11.00	460	419

					4,605

Short Duration Bond Fund - 2.3%
Capmark Financial Group, Inc.	05/03/07	775,000	100.00	775	696
DG Funding Trust	11/04/03	219	10,537.12	2,308	2,303
Glitnir Banki HF	09/20/07	5,420,000	100.00	5,408	5,459
TIAA Global Markets, Inc.	10/04/07	2,500,000	100.00	2,497	2,505

					10,963

Fixed Income I Fund - 3.1%
Aames Mortgage Investment Trust	09/08/05	530,426	100.00	530	529
Aiful Corp.	08/03/05	400,000	99.00	397	379
Air 2 US	01/10/07	845,292	105.00	888	849

Notes to Financial Statements	195

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

ASIF Global Financing XIX	05/18/05	50,000	100.00	50	48
Bear Stearns Structured Products, Inc.	09/12/07	1,828,358	100.00	1,819	1,819
Bear Stearns Structured Products, Inc.	09/14/07	1,894,065	98.00	1,864	1,864
Business Loan Express	03/08/07	385,507	100.00	386	389
Cendant Mortgage Corp.	03/08/07	170,183	100.00	170	170
Citigroup Mortgage Loan Trust, Inc.	10/18/06	1,360,667	100.00	1,360	1,328
Countrywide Home Loan Mortgage Pass Through Trust	09/21/05	1,045,474	100.00	1,045	1,017
Covidien International Finance SA	10/17/07	1,325,000	100.00	1,324	1,343
Credit-Based Asset Servicing and Securitization LLC	06/06/07	1,603,299	100.00	1,603	1,586
Credit-Based Asset Servicing and Securitization LLC	06/27/07	2,120,747	100.00	2,121	2,094
CVS Caremark Corp.	02/01/07	270,929	98.00	265	270
CVS Lease Pass Through	01/09/07	1,095,590	99.00	1,086	1,077
CVS Lease Pass Through	03/21/07	12,481	100.00	12	12
Delta Air Lines, Inc.	10/04/07	4,625,000	100.00	4,632	4,440
Depfa ACS Bank	03/08/07	400,000	98.00	394	378
DG Funding Trust	11/04/03	392	10,587.00	4,150	4,124
Ellington Loan Acquisition Trust	08/23/07	985,401	100.00	987	985
Ellington Loan Acquisition Trust	08/23/07	1,000,000	101.00	1,008	1,000
Erac USA Finance Co.	10/10/07	4,415,000	99.00	4,377	4,345
Gaz Capital for Gazprom	03/01/07	1,935,000	100.00	1,934	1,906
Glen Meadow Pass-Through Trust	09/13/07	200,000	96.00	193	194
Glitnir Banki HF	06/12/06	1,360,000	100.00	1,358	1,384
Harborview NIM Corp.	12/01/06	122,165	100.00	122	122
HBOS Capital Funding, LP	09/14/07	110,000	94.00	104	106
HJ Heinz Co.	11/28/05	100,000	101.00	101	102
ILFC E-Capital Trust II	09/12/06	290,000	100.00	289	285
Intergas Finance BV	05/03/07	641,000	99.00	634	599
Kaupthing Bank Hf	05/12/06	1,480,000	100.00	1,473	1,467
Kaupthing Bank Hf	10/03/06	100,000	100.00	100	97
Master Reperforming Loan Trust	03/09/05	549,440	102.00	562	549
Prime Mortgage Trust	10/25/06	2,102,985	99.00	2,080	2,085
Prime Mortgage Trust	11/22/06	2,370,549	98.00	2,330	2,345
RAAC Series	05/08/06	857,129	100.00	857	841
Rabobank Capital Funding II	05/23/05	20,000	102.00	20	19
Rabobank Capital Funding Trust	05/19/05	40,000	101.00	40	38
Resona Preferred Global Securities Cayman, Ltd.	07/20/05	450,000	101.00	408	417
Royal Bank of Scotland Group PLC	09/26/07	180,000	100.00	180	182
RSHB Capital SA for OJSC Russian Agricultural Bank	05/10/07	310,000	100.00	310	294
Santander Perpetual SA Unipersonal	10/18/07	400,000	100.00	401	398
Security National Mortgage Loan Trust	03/08/07	453,884	100.00	454	450
Shinsei Finance Cayman, Ltd.	02/16/06	630,000	98.00	620	587
Sierra Receivables Funding Co.	03/08/07	278,731	100.00	278	272
Sigma Finance, Inc.	07/26/06	1,660,000	100.00	1,660	1,560
SMFG Preferred Capital USD 1, Ltd.	12/13/06	1,120,000	100.00	1,120	1,048
Southern Natural Gas Co.	03/28/07	30,000	100.00	30	29
Structured Asset Securities Corp.	05/15/07	393,967	99.00	392	392
TNK-BP Finance SA	07/13/06	540,000	100.00	539	527
TNK-BP Finance SA	07/13/06	240,000	99.00	237	237
Truman Capital Mortgage Loan Trust	07/27/06	1,416,942	100.00	1,417	1,304
Wachovia Bank Commercial Mortgage Trust	06/15/07	193,082	100.00	193	191

					50,064

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

196	Notes to Financial Statements

Russell Investment Company

Specialty Funds

Notes to Financial Statements, continued — October 31, 2007

10.	Dividends

On November 1, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on November 6, 2007 to shareholders on record November 2, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Tax Exempt Bond - Class S	$0.0695	$—	$—
Tax Exempt Bond - Class E	0.0646	—	—
Tax Exempt Bond - Class C	0.0495	—	—

On December 3, 2007, the following dividends payable were declared from net investment income. Dividends will be payable on December 6, 2007, to shareholders of record effective with the opening of business on December 4, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Tax-Exempt Bond - Class S	$0.0652	$—	$—
Tax-Exempt Bond - Class E	0.0612	—	—
Tax-Exempt Bond - Class C	0.0484	—	—

On December 13, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 18, 2007 to shareholders on record December 14, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Emerging Markets - Class A	$0.7301	$1.4388	$3.7800
Emerging Markets - Class C	0.4905	1.4388	3.7800
Emerging Markets - Class E	0.6800	1.4388	3.7800
Emerging Markets - Class S	0.7442	1.4388	3.7800
Real Estate Securities - Class A	0.1369	0.8484	4.9225
Real Estate Securities - Class C	0.0238	0.8484	4.9225
Real Estate Securities - Class E	0.1198	0.8484	4.9225
Real Estate Securities - Class S	0.1519	0.8484	4.9225
Short Duration Bond - Class A	0.1665	—	—
Short Duration Bond - Class C	0.1229	—	—
Short Duration Bond - Class E	0.1607	—	—
Short Duration Bond - Class S	0.1730	—	—
Tax Exempt Bond - Class C	0.0607	—	—
Tax Exempt Bond - Class E	0.0829	—	—
Tax Exempt Bond - Class S	0.0911	—	—
Tax-Managed Large Cap - Class C	—	—	—
Tax-Managed Large Cap - Class E	0.1121	—	—
Tax-Managed Large Cap - Class S	0.1643	—	—
Tax-Managed Mid & Small Cap - Class C	—	0.1467	1.0752
Tax-Managed Mid & Small Cap - Class E	—	0.1467	1.0752
Tax-Managed Mid & Small Cap - Class S	0.0064	0.1467	1.0752
Select Growth - Class C	—	—	0.4127
Select Growth - Class E	—	—	0.4127
Select Growth - Class I	—	—	0.4127
Select Growth - Class S	—	—	0.4127
Select Value - Class C	0.0176	0.3571	1.5955
Select Value - Class E	0.0449	0.3571	1.5955
Select Value - Class I	0.0538	0.3571	1.5955
Select Value - Class S	0.0484	0.3571	1.5955
Fixed Income I - Class C	0.2393	—	—
Fixed Income I - Class E	0.2758	—	—
Fixed Income I - Class I	0.2857	—	—
Fixed Income I - Class S	0.2805	—	—
Fixed Income I - Class Y	0.2882	—	—

Notes to Financial Statements	197

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

11.	Reorganizations

On October 22, 2007, the Fixed Income I Fund (“Acquiring Fund”) acquired the assets and liabilities of the Diversified Bond Fund (“Acquired Fund”) through a reorganization pursuant of a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation/(depreciation) and accumulated net realized gain (losses) immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Diversified Bond Fund	Fixed Income I Fund	Fixed Income I Fund

Class C
Shares	1,549,504		1,755,594
Net assets	$36,569,024		$36,569,024
Net asset value	$23.60		$20.83
Unrealized appreciation/(depreciation)	$(1,743,859)		$(1,743,859)
Accumulated net realized gains/(losses)	$—		$—
Class E
Shares	745,923	1,694,700	2,541,940
Net assets	$17,648,005	$35,293,996	$52,942,001
Net asset value	$23.66	$20.83	$20.83
Unrealized appreciation/(depreciation)	$(1,401,229)	$585,052	$(816,177)
Accumulated net realized gains/(losses)	$—	$1,560,304	$1,560,304
Class I
Shares		33,170,704	33,170,704
Net assets		$690,608,745	$690,608,745
Net asset value		$20.82	$20.82
Unrealized appreciation/(depreciation)		$5,542,191	$5,542,191
Accumulated net realized gains/(losses)		$42,681,489	$42,681,489
Class S
Shares	10,059,171		11,101,619
Net assets	$231,135,715		$231,135,715
Net asset value	$22.98		$20.82
Unrealized appreciation/(depreciation)	$4,053,187		$4,053,187
Accumulated net realized gains/(losses)	$—		$—
Class Y
Shares		29,481,588	29,481,588
Net assets		$614,067,476	$614,067,476
Net asset value		$20.83	$20.83
Unrealized appreciation/(depreciation)		$92,396	$92,396
Accumulated net realized gains/(losses)		$35,938,452	$35,938,452

198	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund, Real Estate Securities Fund, Short Duration Bond Fund, Tax Exempt Bond Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, Select Growth Fund, Select Value Fund, and Fixed Income I Fund (nine of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

Report of Independent Registered Public Accounting Firm	199

Russell Investment Company

Specialty Funds

Tax Information — October 31, 2007 (Unaudited)

For the tax year ended October 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Emerging Markets	0.0%
Real Estate Securities	0.0%
Short Duration Bond	0.0%
Tax Exempt Bond	0.0%
Tax-Managed Large Cap	100%
Tax-Managed Mid & Small Cap	50.3%
Select Growth	0.0%
Select Value	43.6%
Fixed Income I	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2007:

Emerging Markets	$122,680,719
Real Estate Securities	133,267,398
Tax-Managed Mid & Small Cap	3,082,422
Select Value	20,557,258

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund paid foreign taxes of $3,934,276 and recognized $30,024,834 of foreign source income during the taxable year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund designates $0.0647 per share of foreign taxes paid and $0.4941 of gross income earned from foreign sources in the taxable year ended October 31, 2007.

200	Tax Information

Russell Investment Company

Specialty Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money

Basis for Approval of Investment Advisory Contracts	201

Russell Investment Company

Specialty Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives

202	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Specialty Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., (“RFD”) the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the Real Estate Securities Fund and the Select Growth Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the Emerging Markets Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the Select Growth Fund and the Short Duration Bond Fund; In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	203

Russell Investment Company

Specialty Funds

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

204	Shareholder Requests for Additional Information

Russell Investment Company

Specialty Funds

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairperson since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

Disclosure of Information about Fund Directors	205

Russell Investment Company

Specialty Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	• Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

206	Disclosure of Information about Fund Directors

Russell Investment Company

Specialty Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	207

Russell Investment Company

Specialty Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• April 2002-May 2005, Manager, Global Regulatory Policy

• 1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, RIMCo

• Chairman of the Board, President and CEO, RFD

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• Until 2004, Managing Director of Individual Investor Services, FRC

• 2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998 CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

208	Disclosure of Information about Fund Directors

Russell Investment Company

Specialty Funds

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.
Vote:

	For		Against
Greg J. Stark	6,275,366,242.443		238,500,496.197
Thaddas L. Alston	6,275,783,094.828		238,083,643.812
Kristianne Blake	6,438,961,734.968		74,905,003.672
Daniel P. Connealy	6,441,243,550.495		72,623,188.145
Jonathan Fine	6,434,295,116.486		79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918		73,944,094.722
Jack R. Thompson	6,441,278,003.434		72,588,735.206
Julie W. Weston	6,440,367,146.888		73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Emerging Markets Fund	33,800,656.154	3,760,913.811	402,692.576
Real Estate Securities Fund	21,416,340.977	2,944,046.698	332,698.045
Short Duration Bond Fund	14,794,620.321	1,781,016.103	133,848.791
Tax Exempt Bond Fund	7,961,175.606	528,415.504	110,486.564
Tax-Managed Large Cap Fund	18,259,844.524	89,953.201	100,263.004
Tax-Managed Mid & Small Cap Fund	9,702,929.192	141,014.745	65,372.339
Select Growth Fund	7,857,619.843	156,938.000	106,355.625
Select Value Fund	11,813,399.553	956,253.935	202,000.885
Fixed Income I Fund	21,011,383.228	3,123,428.358	39,810.000

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Emerging Markets Fund	33,766,075.254	3,794,687.434	403,499.853
Real Estate Securities Fund	21,400,018.250	2,962,595.157	330,472.313
Short Duration Bond Fund	14,787,586.349	1,792,747.855	129,151.011
Tax Exempt Bond Fund	7,960,177.606	526,181.504	113,718.564
Tax-Managed Large Cap Fund	18,262,914.916	88,167.300	98,978.514
Tax-Managed Mid & Small Cap Fund	9,706,523.355	134,232.116	68,560.805
Select Growth Fund	7,853,534.193	161,739.650	105,639.625
Select Value Fund	11,798,653.987	962,463.501	210,536.885
Fixed Income I Fund	20,969,856.228	3,156,520.358	48,245.000

4. Approve a status change for the Real Estate Securities Fund.
Vote:

	For	Against	Abstain
Real Estate Securities Fund	23,132,683.363	1,156,462.474	403,939.883

Matter Submitted to a Vote of Shareholders	209

Specialty Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2007

Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Cambridge, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Short Duration Bond Fund

Merganser Capital Management, L.P., Boston, MA

Pacific Investment Management Company LLC, Newport Beach, CA

STW Fixed Income Management, Carpinteria, CA

Tax Exempt Bond Fund

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Tax-Managed Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

Select Growth Fund

Cornerstone Capital Management, Inc., Bloomington, MN

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Fuller & Thaler Asset Management, Inc., San Mateo, CA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund

DePrince, Race & Zollo, Inc., Winter Park, FL

Iridian Asset Management LLC, Westport, CT

JS Asset Management, LLC, West Conshohocken, PA

Systematic Financial Management, L.P., Teaneck, NJ

Fixed Income I Fund

Bear Stearns Asset Management Inc., New York, NY

Lehman Brothers Asset Management LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

210	Manager, Money Managers and Service Providers

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-192 (1 10/07)

TAX-MANAGED GLOBAL EQUITY FUND

2007 Annual Report

CLASS C, E, AND S SHARES:

TAX-MANAGED GLOBAL EQUITY FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Tax-Managed Global Equity Fund

Annual Report

October 31, 2007

Russell Investment Company - Tax-Managed Global Equity Fund.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russell Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Real Estate Markets

For the fiscal year ending October 31, 2007, real estate investment trusts (REITs) generated a 0.57% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 36.37%. The low REIT return was also accompanied by exceptionally high volatility during the period. During the first three months of the fiscal year, REITs were up over 11%; the following six months, REITs lost nearly 20%; and finally, during the last three months, REITs rallied with a 12% return.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary	5

Russell Investment Company

REITs ended the fiscal year with some positive results and the market volatility appears to have removed the speculative valuation premiums applied to REITs due to the robust merger and acquisition activity over the last several years. However, concerns about a weaker economy and more stringent mortgage lending standards amidst an overall tightening of credit has put the focus back on real estate fundamentals and the specific growth prospects of each company.

Non-U.S. Equity Markets

Non-U.S. stocks gained 24.91% as measured by the MSCI EAFE® Index for the fiscal year ending October 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE® Index rose 14.00% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings and withstood several brief periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development.

Europe, as represented by the MSCI Europe Index, returned 27.96% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and telecommunication services, up 53.36% and 47.56%, respectively. By country, of particular note were more heavily laden energy/commodity markets, such as Norway, up 59.76%, which benefited from the strong performance of the global materials and energy sectors. Germany also stood out as a market leader, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged continental Europe with a gain of 23.62%. The U.K. underperformed the rest of Europe due to weakness in its health care sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, returning only 4.84%. Investor concerns included weak economic data, lackluster earnings from financial institutions and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 56.48% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 48.26%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 41.84%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 2.56% and 14.02%, respectively, as measured by the health care and financials sector grouping based on the Global Industry Classification Standard definitions.

A reversal in market leadership in terms of style was seen in March, with the value segment of the MSCI EAFE® Index dominating in the first half of the period, and the growth segment leading in the second half. The period ended with the MSCI EAFE Growth Index rising 28.52%, compared with 21.33% for the MSCI EAFE Value Index. Investors, in general, continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex-U.S. Index (an index of smaller capitalization companies) up 28.38% in the period versus the S&P/Citigroup PMI World ex-U.S. (in index of larger capitalization companies) up 27.24%.

Markets not represented in the MSCI EAFE® Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed

6	Market Summary

Russell Investment Company

counterparts, as the MSCI Emerging Markets Index rose 67.84%. Emerging markets countries benefited from the materials and industrials sectors, both posting over 100% returns for the period. Canadian stocks, as measured by the MSCI Canada Index, rose 44.95% during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) posted a strong return of 67.84%, outperforming developed markets as measured by the MSCI World Index Free which returned 20.39%. Larger capitalization stocks and those with strong price momentum, particularly those in cyclical sectors, were key drivers of performance. Significant capital inflows and outperformance of energy and material stocks resulting from strong commodity prices also contributed positively to performance. The emerging markets asset class performed strongly despite two market pull-backs in late February and July. The first sell-off was triggered by a concern that China would tighten controls on investment, and the second sell-off occurred more recently when credit concerns over U.S. subprime mortgage loans broadened to larger concerns about the world’s capital markets. Each time, however, emerging markets rallied back to hit new highs as investors continued to search for growth.

In terms of regions, Latin America was the top performer (+78.08% as measured by the MSCI EM Latin America Index) followed closely by Asia (+75.44% as measured by the MSCI EM Asia Index). The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) lagged the Index but still posted a solid return of 45.94%. The BRIC (Brazil, Russia, India and China) economies with the exception of Russia all outperformed the broader Index with China leading the group (+155.68% as measured by the MSCI China Index) due in part to the strong performance of the country’s commodity-related and financial stocks. MSCI China Index stocks were also buoyed in the third quarter by the rumor that the local Chinese investors would be allowed to invest through the Hong Kong stock exchange. Strength in resource-related stocks helped Brazil post strong returns over the period (+110.24% as measured by the MSCI Brazil Index). Some of the smaller markets such as Indonesia and Peru posted strong gains; in the case of Peru, the market returned +149.20% as measured by the MSCI Peru Index due mainly to one stock, Southern Copper Corporation. The small market of Jordan was the only country with single digit absolute returns, rising 3.97% as measured by the MSCI Jordan Index. Other notable relative underperformers included Taiwan (+38.56% as measured by the MSCI Taiwan Index), South Africa (+53.76% as measured by the MSCI South Africa Index), and Egypt (+51.41% as measured by the MSCI Egypt Index).

Currencies were broadly strong against the U.S. dollar with some, such as the Brazilian Real, up more than 18%.

Within emerging markets, the industrials sector and resource-related areas performed strongly. Chinese financials and telecom stocks along with Korean and Brazilian materials stocks were key market movers. Technology and consumer stocks underperformed the Index, but still returned more than 20% in absolute terms. Utilities, a sector leveraged to emerging markets energy demand growth, performed strongly, while the health care sector, dominated by Teva Pharmaceuticals, lagged the Index.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

Market Summary	7

Russell Investment Company

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

8	Market Summary

Russell Investment Company

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

Market Summary	9

Russell Investment Company

Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Tax-Managed Global Equity Fund - Class C
	Total Return
1 Year	19.68%
5 Years	16.18	%§
Inception*	3.59	%§

Tax-Managed Global Equity Fund - Class S
	Total Return
1 Year	20.86%
5 Years	17.37	%§
Inception*	4.61	%§

Standard & Poor’s 500® Composite Stock Price Index ‡
	Total Return
1 Year	14.56%
5 Years	13.88	%§
Inception*	3.05	%§

MSCI EAFE® Index ‡‡
	Total Return
1 Year	24.91%
5 Years	23.21	%§
Inception*	7.10	%§

10	Portfolio Management Discussion and Analysis

Russell Investment Company

Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Tax-Managed Global Equity Fund (“Fund”) seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Tax-Managed Global Equity Fund Class C and Class S Shares gained 19.68% and 20.86%, respectively. This compared to the S&P 500® Index, which gained 14.56%, and the MSCI EAFE® Index Net (USD), which gained 24.91% during the same period.

The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to S&P 500® Index were aided by exposure to non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The U.S. equity tax-managed and non-tax-managed Underlying Funds held by the Fund (75% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates, lower dividend yields and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment strong stock selection in the health care, consumer discretionary and technology sectors contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S. and emerging markets Underlying Funds (a combined 25% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The International Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks.

Describe any changes to the Fund’s structure or allocation to the underlying funds.

There were no changes to the Fund’s structure or the allocation to the Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Portfolio Management Discussion and Analysis	11

Russell Investment Company

Tax-Managed Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

*	Commenced operations on January 31, 2000.

‡

The Standard & Poor’s 500® Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡‡	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Portfolio Management Discussion and Analysis

Russell Investment Company

Tax-Managed Global Equity Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,093.40	$1,020.16
Expenses Paid During Period*	$5.28	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,098.40	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Shareholder Expense Example	13

Russell Investment Company

Tax-Managed Global Equity Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Domestic Equities - 74.6%
Quantitative Equity Fund	224,412	9,836
Tax-Managed Large Cap Fund	2,090,432	49,167
Tax Managed Mid & Small Cap Fund	906,237	14,772

		73,775

International Equities - 25.4%
Emerging Markets Fund	165,053	5,093
International Securities Fund	218,995	19,964

		25,057

Total Investments - 100.0%
(identified cost $60,818)		98,832

Other Assets and Liabilities, Net - 0.0%		1

Net Assets - 100.0%		98,833

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Domestic Equities	74.6
International Equities	25.4

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

14	Schedule of Investments

Russell Investment Company

Tax-Managed Global Equity Fund

Statement of Assets and Liabilities — October 31, 2007

Amounts in thousands

Assets
Investments at market (identified cost $60,818)		$98,832
Receivables:
Fund shares sold		91
From Adviser		33

Total assets		98,956

Liabilities
Payables:
Investments purchased	$31
Fund shares redeemed	40
Accrued fees to affiliates	27
Other accrued expenses	25

Total liabilities		123

Net Assets		$98,833

Net Assets Consist of:
Undistributed (overdistributed) net investment income		$(39)
Accumulated net realized gain (loss)		(14,771)
Unrealized appreciation (depreciation) on investments		38,014
Shares of beneficial interest		75
Additional paid-in capital		75,554

Net Assets		$98,833

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C*		$12.88
Class C — Net assets		$27,992,977
Class C — Shares outstanding ($.01 par value)		2,174,029
Net asset value per share: Class S*		$13.29
Class S — Net assets		$70,840,378
Class S — Shares outstanding ($.01 par value)		5,329,334

*	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	15

Russell Investment Company

Tax-Managed Global Equity Fund

Statement of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands

Investment Income
Income distributions from Underlying Funds		$1,419

Expenses
Advisory fees	$176
Administrative fees	44
Custodian fees	21
Distribution fees - Class C	174
Transfer agent fees	132
Professional fees	37
Registration fees	48
Shareholder servicing fees - Class C	58
Trustees’ fees	1
Printing fees	5
Miscellaneous	11

Expenses before reductions	707
Expense reductions	(475)

Net expenses		232

Net investment income (loss)		1,187

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	360
Capital gain distributions from Underlying Funds	1,714	2,074

Net change in unrealized appreciation (depreciation) on investments		13,168

Net realized and unrealized gain (loss)		15,242

Net Increase (Decrease) in Net Assets from Operations		$16,429

See accompanying notes which are an integral part of the financial statements.

16	Statement of Operations

Russell Investment Company

Tax-Managed Global Equity Fund

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,187	$337
Net realized gain (loss)	2,074	1,046
Net change in unrealized appreciation (depreciation)	13,168	8,596

Net increase (decrease) in net assets from operations	16,429	9,979

Distributions
From net investment income
Class C	(207)	—
Class S	(1,042)	(350)

Net decrease in net assets from distributions	(1,249)	(350)

Share Transactions
Net increase (decrease) in net assets from share transactions	9,195	7,432

Total Net Increase (Decrease) in Net Assets	24,375	17,061

Net Assets
Beginning of period	74,458	57,397

End of period	$98,833	$74,458

Undistributed (overdistributed) net investment income included in net assets	$(39)	$23

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	17

Russell Investment Company

Tax-Managed Global Equity Fund

Financial Highlights — Class C

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005		2004	2003

Net Asset Value, Beginning of Period	$10.87	$9.39	$8.44		$7.61	$6.15

Income From Operations
Net investment income (loss) (a)(b)	.07	(.03)	—	(e)	(.02)	(.02)
Net realized and unrealized gain (loss)	2.05	1.51	.95		.86	1.48

Total from investment operations	2.12	1.48	.95		.84	1.46

Distributions
From net investment income	(.11)	—	—		(.01)	—

Net Asset Value, End of Period	$12.88	$10.87	$9.39		$8.44	$7.61

Total Return (%)	19.68	15.76	11.26		10.99	23.74

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	27,993	19,439	14,801		12,766	11,523

Ratios to average net assets (%):
Operating expenses, net (c)(d)	1.00	1.00	1.00		1.00	1.00
Operating expenses, gross (c)	1.54	1.58	1.55		1.58	1.72
Net investment income (loss) (d)	.57	(.27)	(.03)		(.19)	(.25)

Portfolio turnover rate (%)	11.75	9.32	12.46		21.28	59.50

(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Fund in which the Fund invests.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) as the investment adviser and transfer agent.
(e)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

18	Financial Highlights — Class C

Russell Investment Company

Tax-Managed Global Equity Fund

Financial Highlights — Class S

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.20	$9.65	$8.67	$7.80	$6.27

Income From Operations
Net investment income (loss) (a)(b)	.20	.08	.09	.07	.05
Net realized and unrealized gain (loss)	2.10	1.55	.97	.87	1.52

Total from investment operations	2.30	1.63	1.06	.94	1.57

Distributions
From net investment income	(.21)	(.08)	(.08)	(.07)	(.04)

Net Asset Value, End of Period	$13.29	$11.20	$9.65	$8.67	$7.80

Total Return (%)	20.86	16.95	12.31	12.14	25.09

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	70,840	55,019	42,596	34,708	32,861

Ratios to average net assets (%):
Operating expenses, net (c)(d)	—	—	—	—	—
Operating expenses, gross (c)	.54	.58	.55	.58	.72
Net investment income (loss) (d)	1.63	.79	.95	.87	.77

Portfolio turnover rate (%)(c)	11.75	9.32	12.46	21.28	59.50

(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Fund in which the Fund invests.
(d)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Class S	19

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (the “Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

In the table below, the Fund allocates its assets by investing in a combination of Class S shares of other of the Investment Company’s Funds (the “Underlying Funds”). Russell Investment Management Company (“RIMCo”), the Fund’s investment adviser, may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests. From time to time, the Fund may adjust its investments within set limits based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, the Fund may deviate from set limits when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Fund may also invest in other funds which are not currently Underlying Funds.

Asset Class/Underlying Funds	Asset Allocation Targets per Prospectus

Equities
US Equities
Tax-Managed Large Cap Fund	50%
Tax-Managed Mid & Small Cap Fund	15
Quantitative Equity Fund	10
International Equities
International Securities Fund	20
Emerging Markets Fund	5

100

Investment Objectives of the Underlying Funds:

Tax-Managed Large Cap Fund

Seeks to provide long term capital growth on an after-tax basis.

Tax-Managed Mid & Small Cap Fund

Seeks to provide long term capital growth on an after-tax basis.

Quantitative Equity Fund

Seeks to provide long term capital growth.

International Securities Fund

Seeks to provide long term capital growth.

Emerging Markets Fund

Seeks to provide long term capital growth.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

20	Notes to Financial Statements

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2007

Security Valuation

The Fund values its portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RIMCo.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Fund’s obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are

Notes to Financial Statements	21

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2007

generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is the Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Fund.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to wash sale deferrals and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Fund will vary.

22	Notes to Financial Statements

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2007

Class Allocation

The Fund presented herein offers the following classes of shares: Class C, Class E and Class S (The Class E shares currently do not have any assets). All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2007, the Fund had purchases and sales of the Underlying Funds (excluding short-term investments) of $20,266,581 and $10,262,793, respectively.

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager research services to RIMCo.

The Fund is charged an advisory fee equal to 0.20% and an administrative fee equal to 0.05% of average daily net assets. The Adviser has contractually agreed to waive the advisory fee at least through February 29, 2008. The amount of the waiver for the period ended October 31, 2007 was $175,560. The Adviser does not have the ability to recover amounts waived from the period ended October 31, 2007, or previous periods.

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund for the period ended October 31, 2007 were $131,864.

RIMCo, as transfer agent, agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

For the period ended October 31, 2007, the amount waived and reimbursed by RIMCo as transfer agent amounted to $167,709.

Distributor and Shareholder Servicing

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares, including Class C, Class E and Class S shares of the Fund.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of the Fund’s Class C shares on an annual basis.

Notes to Financial Statements	23

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2007

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C and Class E shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Accrued fees payable to affiliates for the period ended October 31, 2007 were as follows:

Administration fees	$4,101
Distribution fees	17,390
Shareholder servicing fees	5,797
Trustee fees	53

$27,341

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2007 with Underlying Funds which are or were an affiliated company are as follows:

Affiliate	Purchase Cost	Sales Cost	Income Distributions	Capital Gains Distributions

Quantitative Equity Fund	$2,707,141	$753,802	$141,770	$321,990
International Securities Fund	5,034,478	2,735,705	775,345	844,505
Emerging Markets Fund	1,510,934	1,623,350	200,421	386,020
Tax-Managed Mid & Small Cap Fund	3,485,518	1,740,200	—	161,700
Tax-Managed Large Cap Fund	9,162,324	3,850,128	301,556	—

	$21,900,395	$10,703,185	$1,419,092	$1,714,215

5.	Federal Income Taxes

The Fund may have a net tax basis capital loss carryforward which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2007, available capital carryforwards of $2,165,730 expire on October 31, 2011.

24	Notes to Financial Statements

Russell Investment Company

Tax-Managed Global Equity Fund

Notes to Financial Statements, continued — October 31, 2007

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$73,421,872

Unrealized Appreciation	$25,409,909
Unrealized Depreciation	—

Net Unrealized Appreciation (Depreciation)	$25,409,909

Undistributed Ordinary Income	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(2,165,730)
Tax Composition of Distributions:
Ordinary Income	$1,249,191

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
	2007	2006	2007	2006

Class C
Proceeds from shares sold	628	481	$7,461	$4,918
Proceeds from reinvestment of distributions	18	—	202	—
Payments for shares redeemed	(261)	(268)	(3,092)	(2,728)

Net increase (decrease)	385	213	4,571	2,190

Class S
Proceeds from shares sold	1,470	996	17,195	10,417
Proceeds from reinvestment of distributions	86	33	982	332
Payments for shares redeemed	(1,139)	(529)	(13,553)	(5,507)

Net increase (decrease)	417	500	4,624	5,242

Total increase (decrease)	802	713	$9,195	$7,432

7.	Interfund Lending Program

The Investment Company Fund has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to the Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The Fund did not borrow from the program for the period ended October 31, 2007.

8.	Record Ownership

As of October 31, 2007, the Fund had one shareholder of record with greater than 10% of the total outstanding shares of the Fund in the amount of 16.4%.

9.	Dividends

On December 18, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on December 21, 2007 to shareholders on record December 19, 2007.

Funds	Net Investment Income

Tax Managed Global Equity - Class C	$0.2728
Tax Managed Global Equity - Class S	0.2904

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed Global Equity Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

26	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Tax-Managed Global Equity Fund

Tax Information — October 31, 2007 (Unaudited)

For the year ended October 31, 2007, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Fund hereby designates under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 34.4%.

The Form 1099 mailed to you in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

Tax Information	27

Russell Investment Company

Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Fund, sales and redemptions of the Fund’s and Underlying Funds’ shares, and the management of the Fund and the Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund and the Underlying Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Fund and the Underlying Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain RIC funds and Underlying Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Fund and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of the Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of the Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio

28	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund. The Board considered that the prospectuses for the Fund and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Fund or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of the Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Underlying Fund selected by shareholders in purchasing their shares of the Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to the Fund and each Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund or Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement directly manages a portion—up to 10%—of the assets of each of the Quantitative Equity Fund and the International Securities Fund (each a “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Fund’s and the Underlying Funds’ investment advisory fees. In discussing whether the Fund’s and the Underlying Funds’ performance supported these fees, RIMCo

Basis for Approval of Investment Advisory Contracts	29

Russell Investment Company

Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Fund than that of some of its respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to the Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time. RIMCo stated that the Fund has a lower allocation to non-US equity Underlying Funds and a higher allocation to US equity Underlying Funds than some of its respective Comparable Funds, and as a result, the Fund had lower performance than that of some of its Comparable Funds during the periods covered by the Third-Party Information.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of the Fund and Underlying Fund, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Fund or Underlying Funds; (2) the relative expense ratio of the Fund and each Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of the Fund and the Underlying Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered the Fund’s and each Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for the Fund and each Underlying Fund whether economies of scale have been realized and whether the fees for the Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment advisory fees for the Fund or Underlying Fund appropriately reflect any economies of scale realized by such fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Fund and other RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Fund. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Fund. It was further noted by RIMCo that since the Fund must constantly issue and redeem its shares, it is more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Fund and the Underlying Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., (“RFD”) the Fund’s and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by the Fund and each Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

30	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Tax-Managed Global Equity Fund

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of the Fund and Underlying Fund.

Also, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the International Securities Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the International Securities Fund and the Emerging Markets Fund; at a meeting held on August 28, 2007, to effect a money manager change for the International Securities Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	31

Russell Investment Company

Tax-Managed Global Equity Fund

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

32	Shareholder Requests for Additional Information

Russell Investment Company

Tax-Managed Global Equity Fund

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	33

Russell Investment Company

Tax-Managed Global Equity Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	• Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

34	Disclosure of Information about Fund Directors

Russell Investment Company

Tax-Managed Global Equity Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20–20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	35

Russell Investment Company

Tax-Managed Global Equity Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002-May 2005, Manager, Global Regulatory Policy

•   1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	• Treasurer and Chief Accounting Officer since 1998 • CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

36	Disclosure of Information about Fund Directors

Russell Investment Company

Tax-Managed Global Equity Fund

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.
Vote:

	For		Against
Greg J. Stark	6,275,366,242.443		238,500,496.197
Thaddas L. Alston	6,275,783,094.828		238,083,643.812
Kristianne Blake	6,438,961,734.968		74,905,003.672
Daniel P. Connealy	6,441,243,550.495		72,623,188.145
Jonathan Fine	6,434,295,116.486		79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918		73,944,094.722
Jack R. Thompson	6,441,278,003.434		72,588,735.206
Julie W. Weston	6,440,367,146.888		73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Tax-Managed Global Equity Fund	3,185,157.606	143,006.000	72,068.000

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Tax-Managed Global Equity Fund	3,187,081.606	141,082.000	72,068.000

Matter Submitted to a Vote of Shareholders	37

Tax-Managed Global Equity Fund

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2007

Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Ltd., London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Cambridge, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Tax-Managed Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

38	Manager, Money Managers and Service Providers

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-086 (1 10/07)

RUSSELL FUNDS

2007 Annual Report

CLASS A AND B SHARES:

RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Annual Report

October 31, 2007

Russell Investment Company - Russell Multi-Manager Principal Protected Fund.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russel Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default

Market Summary	5

Russell Investment Company

risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

6	Market Summary

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Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Russell Multi-Manager Principal Protected Fund - Class A #
	Total Return
1 Year	5.37%
Inception*	2.40	%§

Russell Multi-Manager Principal Protected Fund - Class B #
	Total Return
1 Year	4.51%
Inception*	2.16	%§

Russell 1000® Index ‡
	Total Return
1 Year	15.03%
Inception*	14.69	%§

Lehman Brothers 3-5 Year Treasury Index ‡‡
	Total Return
1 Year	6.07%
Inception*	16.77	%§

8	Portfolio Management Discussion and Analysis

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Russell Multi-Manager Principal Protected Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks some capital growth, while seeking to preserve principal.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Russell Multi-Manager Principal Protected Fund Class A and Class B Shares gained 5.37% and 4.51%, respectively. This compared to the Russell 1000® Index, which gained 15.03%, and the Lehman Brothers 3-5 Year Treasury Index, which returned 6.07% during the same period. The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund is currently meeting its capital preservation objective.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

With short term interest rates falling during the last quarter of the fiscal year, the Fund’s fixed income component (which had a total annual return of 5.17%) trailed the Lehman Brothers 3-5 Year Treasury Index’s total return of 6.07%. The Fund’s fixed income component is managed to mature at or before the end of the guarantee period, March 3, 2008. As the Fund approaches the end of the guarantee period, the maturity of the Fund’s fixed income component becomes increasingly short relative to that of the Lehman Brothers 3-5 Year Treasury Index. As a result, the Fund’s fixed income component was shorter in duration relative to the Lehman Brothers 3-5 Year Treasury Index, which contributed to the fixed income component’s underperformance.

The equity segment returned 14.79%, but trailed the Russell 1000 Index slightly. The Fund’s equity manager employs a quantitative, market-oriented strategy. The market transition from favoring value stocks to growth stocks over this fiscal year made for a difficult environment for quantitative strategies, which tend to have a valuation bias. During transitional markets, quantitative strategies must adjust their models to incorporate the new market data, often causing them to lag the market at the onset of the transition.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s fixed income money manager, Lehman Brothers Asset Management, LLC, maintained its overweight to shorter maturity bonds as required by the Fund’s Financial Guarantee Agreement, which resulted in the Fund having a shorter duration relative to the Lehman Brothers 3-5 Year Treasury Index. This detracted from the fixed income component’s relative performance. During the fiscal year the average maturity of the Fund’s fixed income component declined from 1.33 years to 0.28 years.

In the equity segment, Jacobs Levy Equity Management, Inc. the sole equity manager in the Fund, underperformed relative to benchmark. Jacobs Levy’s portfolio benefited from positive stock selection within the financial services and autos and transportation sectors. Yet this was offset by unrewarded selection in the health care and technology sectors. While the segment’s overweight to integrated oils boosted returns, its overweight to consumer discretionary detracted from benchmark-relative returns.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2007	Styles
Jacobs Levy Equity Management, Inc.	Market-Oriented
Lehman Brothers Asset Management, LLC	Duration-Matched

Portfolio Management Discussion and Analysis	9

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 21, 2003.

#	The inception total return reflects the deduction of 5.00% sales charge for Class A and reflects a 4.00% deferred sales charge for Class B. Neither of these sales charges were deducted from the total returns for the one year period since there were not any shares sold during this period.

‡

The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡‡	The Lehman Brothers 3-5 Year Treasury Index contains US Treasury securities with a maturity from 3 up to (but not including) 5 years.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Portfolio Management Discussion and Analysis

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,021.80	$1,014.62
Expenses Paid During Period*	$10.70	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class B	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,018.40	$1,010.84
Expenses Paid During Period*	$14.50	$14.44

*	Expenses are equal to the Fund’s annualized expense ratio of 2.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Shareholder Expense Example	11

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 39.2%
Auto and Transportation - 1.1%
FedEx Corp.	1,000	103
General Motors Corp.	2,200	86
TRW Automotive Holdings Corp. (Æ)	900	27
Union Pacific Corp.	1,000	128
US Airways Group, Inc. (Æ)	700	20

		364

Consumer Discretionary - 6.2%
Accenture, Ltd. Class A	3,100	121
Apollo Group, Inc. Class A (Æ)	500	40
Avon Products, Inc.	2,700	111
Barnes & Noble, Inc.	900	35
BJ’s Wholesale Club, Inc. (Æ)	800	29
Brink’s Co. (The)	400	25
Brinker International, Inc.	500	13
Convergys Corp. (Æ)	900	16
Costco Wholesale Corp.	1,900	128
Darden Restaurants, Inc.	1,400	60
DIRECTV Group, Inc. (The) (Æ)	3,500	93
DreamWorks Animation SKG, Inc. Class A (Æ)	500	16
eBay, Inc. (Æ)	4,000	144
Google, Inc. Class A (Æ)	400	283
Hewitt Associates, Inc. Class A (Æ)	500	18
International Game Technology	900	39
ITT Educational Services, Inc. (Æ)	500	64
Kimberly-Clark Corp.	300	21
Manpower, Inc.	500	37
Marriott International, Inc. Class A	2,300	94
Mattel, Inc.	3,500	73
McDonald’s Corp.	800	48
Nike, Inc. Class B	2,000	132
Office Depot, Inc. (Æ)	1,700	32
Starwood Hotels & Resorts Worldwide, Inc.	800	45
TJX Cos., Inc.	2,100	61
Wal-Mart Stores, Inc.	4,400	199
Whirlpool Corp.	500	40
Yum! Brands, Inc.	2,700	109

		2,126

Consumer Staples - 2.3%
Altria Group, Inc.	3,100	226
Colgate-Palmolive Co.	1,800	137
Hormel Foods Corp.	500	18
Kroger Co. (The)	4,000	118

	Principal Amount ($) or Shares	Market Value $
NBTY, Inc. (Æ)	500	18
Pepsi Bottling Group, Inc.	900	39
PepsiCo, Inc.	2,800	206
Safeway, Inc.	900	31

		793

Financial Services - 7.4%
ACE, Ltd.	1,300	79
Allstate Corp. (The)	500	26
American International Group, Inc.	3,200	202
Ameriprise Financial, Inc.	1,400	88
AON Corp.	1,000	45
Apartment Investment & Management Co. Class A (ö)	800	37
Arch Capital Group, Ltd. (Æ)	500	37
Axis Capital Holdings, Ltd.	600	24
Bank of New York Mellon Corp. (The)	3,400	166
Charles Schwab Corp. (The)	4,200	98
Citigroup, Inc.	3,100	130
General Growth Properties, Inc. (ö)	1,500	82
Goldman Sachs Group, Inc. (The)	900	223
Hartford Financial Services Group, Inc.	1,300	126
JPMorgan Chase & Co.	4,800	226
Loews Corp.	700	34
MetLife, Inc.	1,400	96
MoneyGram International, Inc.	600	10
Morgan Stanley	2,500	168
Northern Trust Corp.	1,600	120
Odyssey Re Holdings Corp.	500	19
Prologis (ö)	100	7
RenaissanceRe Holdings, Ltd.	600	35
SEI Investments Co.	900	29
Travelers Cos., Inc. (The)	2,400	125
Ventas, Inc. (ö)	500	21
Wells Fargo & Co.	4,000	136
Western Union Co. (The)	4,200	93
WR Berkley Corp.	900	27

		2,509

Health Care - 5.9%
Aetna, Inc.	2,100	118
AMERIGROUP Corp. (Æ)	500	17
Baxter International, Inc.	1,400	84
Becton Dickinson & Co.	600	50
Bristol-Myers Squibb Co.	5,100	153
Cardinal Health, Inc.	1,600	109
Coventry Health Care, Inc. (Æ)	500	30
Eli Lilly & Co.	2,200	119

12	Schedule of Investments

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Forest Laboratories, Inc. (Æ)	1,200	47
Genzyme Corp. (Æ)	600	46
Health Net, Inc. (Æ)	1,200	64
Humana, Inc. (Æ)	1,500	112
Johnson & Johnson	2,100	137
King Pharmaceuticals, Inc. (Æ)	1,900	20
McKesson Corp.	1,800	119
Medtronic, Inc.	2,300	109
Pfizer, Inc.	9,900	244
Schering-Plough Corp.	4,900	150
UnitedHealth Group, Inc.	3,100	152
WellPoint, Inc. (Æ)	1,400	111

		1,991

Integrated Oils - 2.9%
Chevron Corp.	3,100	284
Exxon Mobil Corp.	5,700	524
Hess Corp.	700	50
Marathon Oil Corp.	2,300	136

		994

Materials and Processing - 2.4%
AK Steel Holding Corp. (Æ)	400	20
Ashland, Inc.	700	41
Commercial Metals Co.	800	25
Eastman Chemical Co.	700	47
EI Du Pont de Nemours & Co.	1,800	89
EMCOR Group, Inc. (Æ)	900	31
Energizer Holdings, Inc. (Æ)	500	52
Fluor Corp.	500	79
International Paper Co.	500	19
Jacobs Engineering Group, Inc. (Æ)	900	78
KBR, Inc. (Æ)	600	26
McDermott International, Inc. (Æ)	1,000	61
Monsanto Co.	1,200	117
Pactiv Corp. (Æ)	900	25
Perini Corp. (Æ)	500	29
Sonoco Products Co.	300	9
United States Steel Corp.	500	54

		802

Miscellaneous - 0.7%
Brunswick Corp.	900	20
Foster Wheeler, Ltd. (Æ)	200	30
General Electric Co.	2,100	86
Honeywell International, Inc.	300	18
ITT Corp.	1,100	74
Tyco International, Ltd.	400	16

		244

	Principal Amount ($) or Shares	Market Value $
Other Energy - 1.6%
Frontier Oil Corp.	500	23
Global Industries, Ltd. (Æ)	1,200	30
Halliburton Co.	3,200	126
Nabors Industries, Ltd. (Æ)	1,000	28
National Oilwell Varco, Inc. (Æ)	1,000	73
Sunoco, Inc.	900	66
Superior Energy Services, Inc. (Æ)	500	19
Tesoro Corp.	700	42
Valero Energy Corp.	1,800	127

		534

Producer Durables - 1.8%
Boeing Co.	1,700	167
Caterpillar, Inc.	800	60
Emerson Electric Co.	2,100	110
Lockheed Martin Corp.	1,400	154
Manitowoc Co., Inc. (The)	500	25
United Technologies Corp.	1,400	107

		623

Technology - 5.3%
Applera Corp. - Applied Biosystems Group	800	30
Avnet, Inc. (Æ)	400	17
BMC Software, Inc. (Æ)	1,500	51
Computer Sciences Corp. (Æ)	1,400	82
Corning, Inc. 2008	3,000	73
Dell, Inc. (Æ)	5,300	162
Electronic Data Systems Corp.	3,100	67
Hewlett-Packard Co.	1,900	98
Intel Corp.	7,900	212
International Business Machines Corp.	1,900	221
Microsoft Corp.	9,700	357
Oracle Corp. (Æ)	7,800	173
Qualcomm, Inc.	3,300	141
Sun Microsystems, Inc. (Æ)	7,200	41
Synopsys, Inc. (Æ)	1,600	45
Unisys Corp. (Æ)	2,500	15
Western Digital Corp. (Æ)	1,000	26

		1,811

Utilities - 1.6%
AES Corp. (The) (Æ)	1,800	38
American Electric Power Co., Inc.	1,000	48
Constellation Energy Group, Inc.	1,200	114
Edison International	1,500	87
Embarq Corp.	900	48

Schedule of Investments	13

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

PG&E Corp.	1,000	49
Verizon Communications, Inc.	3,800	175

		559

Total Common Stocks
(cost $11,975)		13,350

Short-Term Investments - 59.7%
Federal Home Loan Bank
Series 627 4.625% due 02/08/08	1,700	1,700
Federal Home Loan Bank
System 5.250% due 02/13/08	3,645	3,650
Russell Investment Company
Money Market Fund	2,367,000	2,367
United States Treasury
Principal Only STRIP Zero coupon due 02/15/08	12,650	12,498
United States Treasury Bills (ç)(z)(§) 3.732% due 12/27/07	150	149

Total Short-Term Investments
(cost $20,352)		20,364

Total Investments - 98.9%
(identified cost $32,327)		33,714

Other Assets and Liabilities, Net - 1.1%		373

Net Assets - 100.0%		34,087

Futures Contracts (Number of Contracts)	Notional Amount	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME) expiration date 12/07 (17)	USD 1,322	13

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		13

See accompanying notes which are an integral part of the financial statements.

14	Schedule of Investments

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	1.1
Consumer Discretionary	6.2
Consumer Staples	2.3
Financial Services	7.4
Health Care	5.9
Integrated Oils	2.9
Materials and Processing	2.4
Miscellaneous	0.7
Other Energy	1.6
Producer Durables	1.8
Technology	5.3
Utilities	1.6
Short-Term Investments	59.7

Total Investments	98.9
Other Assets and Liabilities, Net	1.1

	100.0

Futures Contracts	—	*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments	15

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Schedule of Investments — October 31, 2007

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

STRIP - Separate Trading of Registered Interest and Principal of Securities

16	Notes to Schedules of Investments

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Statement of Assets and Liabilities — October 31, 2007

Amounts in thousands

Assets
Investments at market (identified cost $32,327)		$33,714
Cash		466
Receivables:
Dividends and interest		67
Dividends from affiliated money market funds		10
Investments sold		276
From Adviser		17
Daily variation margin on futures contracts		18

Total assets		34,568

Liabilities
Payables:
Investments purchased	$341
Fund shares redeemed	7
Accrued fees to affiliates	63
Other accrued expenses	70

Total liabilities		481

Net Assets		$34,087

Net Assets Consist of:
Undistributed (overdistributed) net investment income		$185
Accumulated net realized gain (loss)		1,813
Unrealized appreciation (depreciation) on:
Investments		1,387
Futures contracts		13
Shares of beneficial interest		32
Additional paid-in capital		30,657

Net Assets		$34,087

Net Asset Value, per share:
Net asset value per share: Class A*		$10.80
Class A — Net assets		$1,407,480
Class A — Shares outstanding ($.01 par value)		130,285
Net asset value per share: Class B*		$10.50
Class B — Net assets		$32,679,186
Class B — Shares outstanding ($.01 par value)		3,111,492
* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	17

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Statement of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands

Investment Income
Dividends		$227
Dividends from affiliated money market funds		135
Interest		911

Total investment income		1,273

Expenses
Advisory fees	$335
Administrative fees	19
Custodian fees	81
Distribution fees - Class B	275
Transfer agent fees	95
Professional fees	93
Registration fees	31
Shareholder servicing fees - Class A	4
Shareholder servicing fees - Class B	92
Trustees’ fees	1
Insurance policy fees	285
Printing fees	3
Miscellaneous	19

Expenses before reductions	1,333
Expense reductions	(257)

Net expenses		1,076

Net investment income (loss)		197

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,010
Futures contracts	(142)	1,868

Net change in unrealized appreciation (depreciation) on:
Investments	(327)
Futures contracts	(9)	(336)

Net realized and unrealized gain (loss)		1,532

Net Increase (Decrease) in Net Assets from Operations		$1,729

See accompanying notes which are an integral part of the financial statements.

18	Statement of Operations

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$197	$211
Net realized gain (loss)	1,868	1,035
Net change in unrealized appreciation (depreciation)	(336)	954

Net increase (decrease) in net assets from operations	1,729	2,200

Distributions
From net investment income
Class A	(20)	—
Class B	(203)	—
From net realized gain
Class A	(36)	(60)
Class B	(988)	(1,794)

Net decrease in net assets from distributions	(1,247)	(1,854)

Share Transactions
Net increase (decrease) in net assets from share transactions	(9,691)	(15,459)

Total Net Increase (Decrease) in Net Assets	(9,209)	(15,113)

Net Assets
Beginning of period	43,296	58,409

End of period	$34,087	$43,296

Undistributed (overdistributed) net investment income included in net assets	$185	$211

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	19

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Financial Highlights - Class A

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005	2004	2003*

Net Asset Value, Beginning of Period	$10.64	$10.43	$10.48	$10.31	$10.00

Income From Operations
Net investment income (loss) (a)	.13	.12	.05	.02	.02
Net realized and unrealized gain (loss)	.42	.43	(.02)	.25	.29

Total income (loss) from operations	.55	.55	.03	.27	.31

Distributions
From net investment income	(.14)	—	—	—	—	(b)
From net realized gain	(.25)	(.34)	(.08)	(.10)	—

Total distributions	(.39)	(.34)	(.08)	(.10)	—

Net Asset Value, End of Period	$10.80	$10.64	$10.43	$10.48	$10.31

Total Return (%) (c)(d)	5.37	5.35	.31	2.61	3.17

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	1,408	1,548	1,883	2,567	3,521

Ratios to average net assets (%) (e):
Operating expenses, net (f)	2.10	2.10	2.09	2.10	2.02
Operating expenses, gross	2.77	2.60	2.36	2.34	2.24
Net investment income (loss) (f)	1.24	1.14	.46	.19	.27

Portfolio turnover rate (%) (c)	155.24	74.03	78.54	81.15	38.14

*	For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)	Average month-end shares were used for this calculation.
(b)	Less than $.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)	The ratios for periods less than one year are annualized.
(f)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) as the investment adviser and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

20	Financial Highlights - Class A

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Financial Highlights — Class B

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005	2004	2003*

Net Asset Value, Beginning of Period	$10.35	$10.22	$10.35	$10.26	$10.00

Income From Operations
Net investment income (loss) (a)	.05	.04	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	.41	.43	(.02)	.25	.30

Total income (loss) from operations	.46	.47	(.05)	.19	.26

Distributions
From net investment income	(.06)	—	—	—	— (b)
From net realized gain	(.25)	(.34)	(.08)	(.10)	—

Total distributions	(.31)	(.34)	(.08)	(.10)	—

Net Asset Value, End of Period	$10.50	$10.35	$10.22	$10.35	$10.26

Total Return (%) (c)(d)	4.51	4.65	(.47)	1.83	2.60

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	32,679	41,748	56,526	73,969	86,075

Ratios to average net assets (%) (e):
Operating expenses, net (f)	2.85	2.85	2.84	2.85	2.79
Operating expenses, gross	3.52	3.35	3.11	3.09	3.01
Net investment income (loss) (f)	.49	.40	(.29)	(.56)	(.49)

Portfolio turnover rate (%) (c)	155.24	74.03	78.54	81.15	38.14

*	For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)	Average month-end shares were used for this calculation.
(b)	Less than $.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)	The ratios for periods less than one year are annualized.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B	21

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (the “Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

The Fund has an Offering Period, a Guarantee Period and a Post Guarantee Period. Shares of the Fund were offered during the Offering Period but are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. During the Guarantee Period, the Fund seeks some capital growth, while seeking to preserve principal. As of October 31, 2007, the Fund’s allocation to equity securities was approximately 39% and the Fund’s allocation to fixed income securities was approximately 60% of total net assets. Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period less certain expenses. Certain expenses which are not covered by the Expense Limitation Agreement, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, will reduce the Guarantee Amount. The Fund’s Guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (“Ambac”), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc., pursuant to a financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the Fund. The Fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. If the value of a shareholder’s account is less than the Guaranteed Amount on the Guarantee Maturity Date, the Fund will be unable to meet its obligations under the Guarantee. If the Fund is unable to meet its obligations under the Guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective Guaranteed Amounts on the Guarantee Maturity Date. During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the Fund seeks long-term growth of capital through investments primarily in common stocks and other equity securities. The following table presents the time periods of the Fund’s three phases:

Offering Period	01/21/03 - 02/27/03
Guarantee Period	03/03/03 - 03/03/08
Post Guarantee Period Commencement	03/04/08

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund values portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Investment Management Company (“RIMCo”).

Ordinarily, the Fund values each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

22	Notes to Financial Statements

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

Short-term investments purchased by the Fund and maturing within 60 days of the date of purchase are valued at “amortized cost” unless the Board of Trustees determines that amortized cost does not represent fair value.

•

The value of swap agreements is equal to the Fund’s obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange in which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Fund’s net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value. Investments in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; a company development; a natural disaster; or an armed conflict.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Notes to Financial Statements	23

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Fund.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating what impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investments for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in futures, wash sale deferrals, and certain securities sold at a loss.

Expenses

The Fund will pay its own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Fund presented herein offers the following classes of shares: Class A and Class B. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Class B Shares were purchased at net asset value without paying an initial sales charge. However, if a shareholder redeems his or her Class B Shares within five years of the purchase date, the shareholder will pay a deferred sales charge calculated as a percentage of net asset value at time of purchase. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of Shares based upon the relative proportion of net assets of each class. Class B Shares, along with their pro rata reinvested dividend shares, automatically convert to Class A Shares eight years after purchase.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund’s Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

The Fund typically uses derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Fund may pursue its strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Fund to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist the Fund in meeting its investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

24	Notes to Financial Statements

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

Options

The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.

Futures Contracts

The Fund utilizes futures contracts to manage allocations between equity and fixed-income weightings. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

Swap Agreements

The Fund may enter into several different types of agreements including interest rate and index swaps.

The Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

The Fund may enter into interest rate swap agreements, on either an asset-based or liability basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Notes to Financial Statements	25

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Fund’s obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Custodian

The Fund has entered into arrangements with its Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period ended October 31, 2007, the Fund’s custodian fees were reduced $627 under these arrangements which are included in expense reductions on the Statement of Operations.

3.	Investment Transactions

Securities

During the period ended October 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were $34,587,835 and $45,354,965, respectively. Under the Financial Guarantee Agreement with Ambac, the Fund has certain restrictions with respect to the type, weighting, and duration of securities for which it may enter into transactions.

4.	Related Parties

Advisor and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Fund is permitted to invest its cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the RIC Money Market Fund. As of October 31, 2007, $2,367,000 of the RIC Money Market Fund’s net assets represents investments by this Fund.

The advisory and administrative fees are based upon the average daily net assets of the Fund and the rate specified in the table below. The advisory and administrative fees are payable monthly and total $334,833 and $19,027, respectively, for the period ended October 31, 2007.

	Annual Rate
	Advisory	Administrative
Guarantee Period	0.88%	0.05%
Post Guarantee Period	0.88	0.05

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) and subject to possible reimbursement to the investment adviser within three years, the adviser has contractually agreed to waive, during the Guarantee Period ending March 3, 2008, up to the full amount of its 0.93% combined advisory and administrative fees and to reimburse the Fund to the extent that expenses for Class A and Class B Shares exceed 2.10% and 2.85%, respectively, of average net assets on an

26	Notes to Financial Statements

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

annualized basis. Certain expenses that are not covered by the Expense Limitation Agreement, such as extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business, will reduce the Guaranteed Amount. The total amount of the waiver for the period ended October 31, 2007 was $255,941.

To the extent fees are waived by the Adviser, the Fund may reimburse the Adviser for any reductions in the Fund’s expenses during the three years following the reduction if such reimbursement is requested by the Adviser, if such reimbursement can be achieved within the specified expense limitation and if the Board of Trustees approves the reimbursement as not inconsistent with the best interest of the Fund. For the periods ended October 31, 2007, October 31, 2006, and October 31, 2005, the Adviser has not recouped waivers of $255,941, $249,134 and $174,205, respectively.

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund presented herein for the period ended October 31, 2007 were $95,146.

Distributor and Shareholder Servicing

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class B Shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund’s Class B Shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class A or Class B Shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of this Fund’s Class A and Class B Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Fund may not exceed 7.25% of total gross sales, subject to certain exclusions. This 7.25% limitation is imposed at the class level on each of the Class A Shares and the Class B Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A and Class B Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Accrued fees payable to affiliates for the period ended October 31, 2007 were as follows:

Advisory fees	$25,735
Administration fees	1,462
Distribution fees	21,040
Shareholder servicing fees	7,311
Transfer agent fees	7,311
Trustee fees	5

$62,864

Brokerage Commissions

The Funds will effect transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

The Funds effect certain transactions through BNY ConvergeFX Group - LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR

Notes to Financial Statements	27

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

There was no amount retained by Russell Implementation Services, Inc. for the period ended October 31, 2007.

Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

The Fund may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2007, the Fund had no capital loss carryforwards.

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$32,341,062

Unrealized Appreciation	$1,686,467
Unrealized Depreciation	(313,686)

Net Unrealized Appreciation (Depreciation)	$1,372,781

Undistributed Ordinary Income	$986,871
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$1,037,603
Tax Composition of Distributions:
Ordinary Income	$386,014
Long-Term Capital Gains	$861,604

28	Notes to Financial Statements

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
	2007	2006	2007	2006

Class A
Proceeds from shares sold	—	—	$—	$—
Proceeds from reinvestment of distributions	5	6	56	57
Payments for shares redeemed	(20)	(41)	(216)	(419)

Net increase (decrease)	(15)	(35)	(160)	(362)

Class B
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of distributions	110	168	1,118	1,691
Payments for shares redeemed	(1,034)	(1,663)	(10,649)	(16,788)

Net increase (decrease)	(924)	(1,495)	(9,531)	(15,097)

Total increase (decrease)	(939)	(1,530)	$(9,691)	$(15,459)

7.	Interfund Lending Program

The Investment Company Fund has been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Investment Company may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to the Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The Fund did not borrow through the program for the period ended October 31, 2007.

8.	Record Ownership

As of October 31, 2007, the Fund had no shareholders of record with greater than 10% of the total outstanding shares.

9.	Dividends

On December 13, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 18, 2007 to shareholders on record December 14, 2007

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Russell Multi-Manager Principal Protected - Class A	$0.1087	$0.2591	$0.3353
Russell Multi-Manager Principal Protected - Class B	0.0605	0.2591	0.3353

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Multi-Manager Principal Protected Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

30	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Investment Objective and Investment Strategy during the Guarantee Period (Unaudited)

Investment Objective during the Guarantee Period

During the Guarantee Period, the Fund seeks some capital growth, while seeking to preserve principal.

Investment Strategy during the Guarantee Period

Under normal market conditions, during the Guarantee Period the Fund’s assets will be allocated between:

•	An equity component, consisting primarily of common stocks and common stock equivalents, such a preferred stocks and securities convertible into common stocks; and

•	A fixed income component, consisting primarily of high quality debt instruments.

The Fund’s investment adviser, RIMCo, will allocate the Fund’s assets on an ongoing basis between the equity component and the fixed income component. Assets not allocated to money managers are managed by RIMCo. The Fund intends to be fully invested at all times in fixed income securities, equity securities and money market instruments or funds.

Equity component. The equity component consists primarily of common stocks of large and medium capitalization companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of companies comprising the Russell 1000® Index.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Assets not allocated to money managers are managed by RIMCo. The Fund generally pursues a market-oriented style of security selection. Managers select securities from the broad large and medium capitalization market rather than focusing exclusively on the growth or value segments of the market. As a result, the Fund holds securities representing a broad cross-section of companies and industries.

Fixed income component. The fixed income component consists primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include US Government securities and other high quality debt securities, such as commercial paper. The US Government securities may, but need not, be backed by the full faith and credit of the United States. US Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding US Treasury or agency note or bond and selling them as individual securities. The Fund does not expect to invest in interest-only STRIPS. The fixed income component may also include futures contracts or fixed income securities, swaps and money market instruments.

For more information, please refer to the Fund’s most recent prospectus and Statement of Additional Information.

Investment Objective and Investment Strategy during the Guarantee Period	31

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Tax Information — October 31, 2007 (Unaudited)

For the year ended October 31, 2007, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Fund hereby designates under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 22.7%.

The Form 1099 mailed to you in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $861,604 as long-term capital gain dividends for their taxable year ended October 31, 2007.

32	Tax Information

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Ambac Assurance Corporation, a Wisconsin domiciled stock insurance company (the “Insurer”), is the issuer of a financial guarantee policy for the benefit of shareholders of the Fund. If the Fund is unable to meet its obligations under the guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective guaranteed amounts on the Guarantee Maturity Date. Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information, including AFG’s most recent annual or quarterly report, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	33

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None
** Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

34	Disclosure of Information about Fund Directors

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	35

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

36	Disclosure of Information about Fund Directors

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002–May 2005, Manager, Global Regulatory Policy

•   1998–2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	• Treasurer and Chief Accounting Officer since 1998 • CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Directors	37

Russell Investment Company

Russell Multi-Manager Principal Protected Fund

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007, which was adjourned until October 25, 2007. The October 25, 2007 meeting was adjourned until November 9, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.
Vote:

	For		Against
Greg J. Stark	6,275,366,242.443		238,500,496.197
Thaddas L. Alston	6,275,783,094.828		238,083,643.812
Kristianne Blake	6,438,961,734.968		74,905,003.672
Daniel P. Connealy	6,441,243,550.495		72,623,188.145
Jonathan Fine	6,434,295,116.486		79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918		73,944,094.722
Jack R. Thompson	6,441,278,003.434		72,588,735.206
Julie W. Weston	6,440,367,146.888		73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Russell Multi-Manager Principal Protected Fund	1,187,048.000	109,196.000	100,481.000

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.
Vote:

	For	Against	Abstain
Russell Multi-Manager Principal Protected Fund	1,199,888.000	103,878.000	92,959.000

38	Matter Submitted to a Vote of Shareholders

Russell Multi-Manager Principal Protected Fund

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2007

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Lehman Brothers Asset Management, LLC, Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	39

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-155 (1 10/07)

2007 Annual Report

CLASS A, C, E, R1, R2, R3, AND S SHARES:

EQUITY GROWTH STRATEGY FUND

GROWTH STRATEGY FUND

BALANCED STRATEGY FUND

MODERATE STRATEGY FUND

CONSERVATIVE STRATEGY FUND

CLASS A, E, R1, R2, R3, AND S SHARES:

2010 STRATEGY FUND

2020 STRATEGY FUND

2030 STRATEGY FUND

2040 STRATEGY FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2007

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russell Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Real Estate Markets

For the fiscal year ending October 31, 2007, real estate investment trusts (REITs) generated a 0.57% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 36.37%. The low REIT return was also accompanied by exceptionally high volatility during the period. During the first three months of the fiscal year, REITs were up over 11%; the following six months, REITs lost nearly 20%; and finally, during the last three months, REITs rallied with a 12% return.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary	5

Russell Investment Company

REITs ended the fiscal year with some positive results and the market volatility appears to have removed the speculative valuation premiums applied to REITs due to the robust merger and acquisition activity over the last several years. However, concerns about a weaker economy and more stringent mortgage lending standards amidst an overall tightening of credit has put the focus back on real estate fundamentals and the specific growth prospects of each company.

Non-U.S. Equity Markets

Non-U.S. stocks gained 24.91% as measured by the MSCI EAFE® Index for the fiscal year ending October 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE® Index rose 14.00% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings and withstood several brief periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development.

Europe, as represented by the MSCI Europe Index, returned 27.96% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and telecommunication services, up 53.36% and 47.56%, respectively. By country, of particular note were more heavily laden energy/commodity markets, such as Norway, up 59.76%, which benefited from the strong performance of the global materials and energy sectors. Germany also stood out as a market leader, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged continental Europe with a gain of 23.62%. The U.K. underperformed the rest of Europe due to weakness in its health care sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, returning only 4.84%. Investor concerns included weak economic data, lackluster earnings from financial institutions and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 56.48% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 48.26%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 41.84%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 2.56% and 14.02%, respectively, as measured by the health care and financials sector grouping based on the Global Industry Classification Standard definitions.

A reversal in market leadership in terms of style was seen in March, with the value segment of the MSCI EAFE® Index dominating in the first half of the period, and the growth segment leading in the second half. The period ended with the MSCI EAFE Growth Index rising 28.52%, compared with 21.33% for the MSCI EAFE Value Index. Investors, in general, continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex-U.S. Index (an index of smaller capitalization companies) up 28.38% in the period versus the S&P/Citigroup PMI World ex-U.S. (an index of larger capitalization companies) up 27.24%.

Markets not represented in the MSCI EAFE® Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 67.84%. Emerging markets countries benefited from

6	Market Summary

Russell Investment Company

the materials and industrials sectors, both posting over 100% returns for the period. Canadian stocks, as measured by the MSCI Canada Index, rose 44.95% during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) posted a strong return of 67.84%, outperforming developed markets as measured by the MSCI World Index Free which returned 20.39%. Larger capitalization stocks and those with strong price momentum, particularly those in cyclical sectors, were key drivers of performance. Significant capital inflows and outperformance of energy and material stocks resulting from strong commodity prices also contributed positively to performance. The emerging markets asset class performed strongly despite two market pull-backs in late February and July. The first sell-off was triggered by a concern that China would tighten controls on investment, and the second sell-off occurred more recently when credit concerns over U.S. subprime mortgage loans broadened to larger concerns about the world’s capital markets. Each time, however, emerging markets rallied back to hit new highs as investors continued to search for growth.

In terms of regions, Latin America was the top performer (+78.08% as measured by the MSCI EM Latin America Index) followed closely by Asia (+75.44% as measured by the MSCI EM Asia Index). The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) lagged the Index but still posted a solid return of 45.94%. The BRIC (Brazil, Russia, India and China) economies with the exception of Russia all outperformed the broader Index with China leading the group (+155.68% as measured by the MSCI China Index) due in part to the strong performance of the country’s commodity-related and financial stocks. MSCI China Index stocks were also buoyed in the third quarter by the rumor that the local Chinese investors would be allowed to invest through the Hong Kong stock exchange. Strength in resource-related stocks helped Brazil post strong returns over the period (+110.24% as measured by the MSCI Brazil Index). Some of the smaller markets such as Indonesia and Peru posted strong gains; in the case of Peru, the market returned +149.20% as measured by the MSCI Peru Index due mainly to one stock, Southern Copper Corporation. The small market of Jordan was the only country with single digit absolute returns, rising 3.97% as measured by the MSCI Jordan Index. Other notable relative underperformers included Taiwan (+38.56% as measured by the MSCI Taiwan Index), South Africa (+53.76% as measured by the MSCI South Africa Index), and Egypt (+51.41% as measured by the MSCI Egypt Index).

Currencies were broadly strong against the U.S. dollar with some, such as the Brazilian Real, up more than 18%.

Within emerging markets, the industrials sector and resource-related areas performed strongly. Chinese financials and telecom stocks along with Korean and Brazilian materials stocks were key market movers. Technology and consumer stocks underperformed the Index, but still returned more than 20% in absolute terms. Utilities, a sector leveraged to emerging markets energy demand growth, performed strongly, while the health care sector, dominated by Teva Pharmaceuticals, lagged the Index.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many

Market Summary	7

Russell Investment Company

fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

8	Market Summary

Russell Investment Company

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

Market Summary	9

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Equity Growth Strategy Fund - Class A#
	Total Return
1 Year	12.55%
5 Years	17.16	%§
10 Years	7.62	%§

Equity Growth Strategy Fund - Class C‡‡
	Total Return
1 Year	18.51%
5 Years	17.26	%§
10 Years	7.36	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	19.44%
5 Years	18.15	%§
10 Years	8.07	%§

Equity Growth Strategy Fund - Class R1‡‡‡‡
	Total Return
1 Year	19.66%
5 Years	18.46	%§
10 Years	8.31	%§

Equity Growth Strategy Fund - Class R2‡‡‡‡‡
	Total Return
1 Year	19.40%
5 Years	18.16	%§
10 Years	8.07	%§

Equity Growth Strategy Fund - Class R3‡
	Total Return
1 Year	19.24%
5 Years	17.88	%§
10 Years	7.83	%§

Equity Growth Strategy Fund - Class S‡‡‡
	Total Return
1 Year	19.74%
5 Years	18.48	%§
10 Years	8.32	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

MSCI EAFE® Index***
	Total Return
1 Year	24.91%
5 Years	23.21	%§
10 Years	9.26	%§

10	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Equity Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 19.45%, 18.51%, 19.44%, 19.66%, 19.40%, 19.24% and 19.74%, respectively. These returns compared to the Russell 1000® Index, which gained 15.03% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Russell 1000® Index were aided by exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds held by the Fund (58% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global and emerging markets Underlying Funds (a combined 35% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (7% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, the Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and,

Equity Growth Strategy Fund	11

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

#	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class D Shares on March 24, 1998. Class D Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the returns of the Fund’s Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to March 23, 1998 and the returns of the Fund’s Class D Shares from March 24, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1997 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to May 18, 2006.

‡‡‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,085.20	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,081.50	$1,020.16
Expenses Paid During Period*	$5.25	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,085.10	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Equity Growth Strategy Fund	13

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,086.30	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,085.10	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,084.50	$1,022.68
Expenses Paid During Period*	$2.63	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,087.10	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

14	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Domestic Equities - 64.4%
Diversified Equity Fund	10,505,216	586,822
Quantitative Equity Fund	12,796,186	560,857
Real Estate Securities Fund	2,981,684	157,850
Special Growth Fund	2,785,520	157,939

		1,463,468

International Equities - 35.6%
Emerging Markets Fund	3,889,412	120,027
Global Equity Fund	13,981,261	159,247
International Securities Fund	5,817,162	530,292

		809,566

Total Investments - 100.0%
(identified cost $1,700,346)		2,273,034

Other Assets and Liabilities, Net - 0.0%		(117)

Net Assets - 100.0%		2,272,917

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Domestic Equities	64.4
International Equities	35.6

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	15

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Growth Strategy Fund - Class A#
	Total Return
1 Year	9.58%
5 Years	14.20	%§
10 Years	7.03	%§

Growth Strategy Fund - Class C‡‡
	Total Return
1 Year	15.39%
5 Years	14.69	%§
10 Years	6.93	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	16.23%
5 Years	15.55	%§
10 Years	7.65	%§

Growth Strategy Fund - Class R1‡‡‡‡
	Total Return
1 Year	16.53%
5 Years	15.83	%§
10 Years	7.87	%§

Growth Strategy Fund - Class R2‡‡‡‡‡
	Total Return
1 Year	16.30%
5 Years	15.56	%§
10 Years	7.66	%§

Growth Strategy Fund - Class R3‡
	Total Return
1 Year	15.97%
5 Years	15.25	%§
10 Years	7.41	%§

Growth Strategy Fund - Class S‡‡‡
	Total Return
1 Year	16.53%
5 Years	15.83	%§
10 Years	7.87	%§

MSCI EAFE® Index**
	Total Return
1 Year	24.91%
5 Years	23.21	%§
10 Years	9.26	%§

Russell 1000® Index***
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

Lehman Brothers Aggregate Bond Index****
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

16	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Growth Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3, and Class S Shares gained 16.26%, 15.39%, 16.23%, 16.53%, 16.30%, 15.97% and 16.53%, respectively. These compared to the Russell 1000® Index, which gained 15.03% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Russell 1000® Index were aided by exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

The fixed income Underlying Fund slightly trailed its index benchmark, yet performed well relative to peers. The decline in interest rates benefited the fixed income performance as several managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase, therefore the increase in duration added to performance of the fixed income Underlying Fund.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds held by the Fund (47% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The fixed income Underlying Funds (20% of the Fund’s assets are allocated to fixed income Underlying Funds) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 27% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (6% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs

Growth Strategy Fund	17

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, two changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced. In addition, The Multistrategy Bond Fund replaced the Diversified Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

****	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

#	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to March 10, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class D Shares on March 24, 1998. Class D Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the returns of the Fund’s Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to March 23, 1998 and the returns of the Fund’s Class D Shares from March 24, 1998 to January 28, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to May 19, 2006 are the returns of the Fund’s Class E Shares from November 1, 1997 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to May 18, 2006.

‡‡‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,072.20	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,068.30	$1,020.16
Expenses Paid During Period*	$5.21	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,072.00	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund	19

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,073.10	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,072.00	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,071.20	$1,022.68
Expenses Paid During Period*	$2.61	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,073.10	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

20	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 19.8%
Multistrategy Bond Fund	83,427,459	866,811

Domestic Equities - 52.7%
Diversified Equity Fund	16,487,892	921,014
Quantitative Equity Fund	19,858,872	870,414
Real Estate Securities Fund	4,910,497	259,962
Special Growth Fund	4,627,854	262,399

		2,313,789

International Equities - 27.5%
Emerging Markets Fund	5,942,024	183,371
Global Equity Fund	23,271,412	265,061
International Securities Fund	8,320,772	758,522

		1,206,954

Total Investments - 100.0%
(identified cost $3,467,631)		4,387,554

Other Assets and Liabilities, Net - 0.0%		2,171

Net Assets - 100.0%		4,389,725

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	19.8
Domestic Equities	52.7
International Equities	27.5

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	21

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Balanced Strategy Fund - Class A#
	Total Return
1 Year	6.99%
5 Years	11.41	%§
10 Years	6.80	%§

Balanced Strategy Fund - Class C‡‡
	Total Return
1 Year	12.60%
5 Years	11.89	%§
10 Years	6.71	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	13.47%
5 Years	12.73	%§
10 Years	7.43	%§

Balanced Strategy Fund - Class R1‡‡‡‡
	Total Return
1 Year	13.69%
5 Years	13.00	%§
10 Years	7.64	%§

Balanced Strategy Fund - Class R2‡‡‡‡‡
	Total Return
1 Year	13.48%
5 Years	12.73	%§
10 Years	7.43	%§

Balanced Strategy Fund - Class R3‡
	Total Return
1 Year	13.16%
5 Years	12.45	%§
10 Years	7.19	%§

Balanced Strategy Fund - Class S‡‡‡
	Total Return
1 Year	13.69%
5 Years	13.00	%§
10 Years	7.64	%§

MSCI EAFE® Index**
	Total Return
1 Year	24.91%
5 Years	23.21	%§
10 Years	9.26	%§

Lehman Brothers Aggregate Bond Index***
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

Russell 1000® Index****
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

22	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Balanced Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 13.49%, 12.60%, 13.47%, 13.69%, 13.48%, 13.16% and 13.69% respectively. These compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were aided by exposure to equities, especially from non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

The fixed income Underlying Fund trailed its index benchmark, yet performed well relative to peers. The decline in interest rates boosted the fixed income performance. Several of the fixed income Underlying Fund’s managers anticipated the decline and increased the duration of their portfolios (duration is a weighted average of the maturity of all income streams). As bond prices move inversely to interest rates, the longer duration stance helped performance of the fixed income Underlying Fund.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds held by the Fund (34% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The fixed income Underlying Funds (40% of the Fund’s assets are allocated to fixed income Underlying Funds) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 21% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (5% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced

Balanced Strategy Fund	23

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, two changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced. In addition, the Multistrategy Bond Fund replaced the Diversified Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

***	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

#	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to March 4, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class D Shares on March 24, 1998. Class D Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the returns of the Fund’s Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on January 29, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to March 23, 1998 and the returns of the Fund’s Class D Shares from March 24, 1998 to January 28, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on January 31, 2000. The returns shown for Class S Shares prior to January 31, 2000 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to June 6, 2006 are the returns of the Fund’s Class E Shares from November 1, 1997 to January 30, 2000 and the returns of the Fund’s Class S Shares from January 31, 2000 to June 5, 2006.

‡‡‡‡‡	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to April 3, 2006 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,060.50	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,056.50	$1,020.16
Expenses Paid During Period*	$5.18	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,060.40	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund	25

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,060.40	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,058.10	$1,022.68
Expenses Paid During Period*	$2.59	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

26	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.9%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 39.6%
Multistrategy Bond Fund	228,024,591	2,369,176

Domestic Equities - 38.9%
Diversified Equity Fund	16,111,477	899,987
Quantitative Equity Fund	20,419,074	894,968
Real Estate Securities Fund	5,632,240	298,171
Special Growth Fund	4,226,677	239,652

		2,332,778

International Equities - 21.4%
Emerging Markets Fund	6,047,034	186,612
Global Equity Fund	21,202,721	241,499
International Securities Fund	9,348,520	852,211

		1,280,322

Total Investments - 99.9%
(identified cost $4,902,929)		5,982,276

Other Assets and Liabilities, Net - 0.1%		3,936

Net Assets - 100.0%		5,986,212

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	39.6
Domestic Equities	38.9
International Equities	21.4

Total Investments	99.9
Other Assets and Liabilities, Net	0.1

100.0

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	27

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Moderate Strategy Fund - Class A#
	Total Return
1 Year	4.05%
5 Years	7.75	%§
10 Years	5.81	%§

Moderate Strategy Fund - Class C‡‡
	Total Return
1 Year	9.52%
5 Years	8.21	%§
10 Years	5.73	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	10.34%
5 Years	9.02	%§
10 Years	6.43	%§

Moderate Strategy Fund - Class R1‡‡‡‡
	Total Return
1 Year	10.70%
5 Years	9.16	%§
10 Years	6.56	%§

Moderate Strategy Fund - Class R2‡‡‡‡‡
	Total Return
1 Year	10.28%
5 Years	9.00	%§
10 Years	6.42	%§

Moderate Strategy Fund - Class R3‡
	Total Return
1 Year	10.02%
5 Years	8.75	%§
10 Years	6.18	%§

Moderate Strategy Fund - Class S‡‡‡
	Total Return
1 Year	10.61%
5 Years	9.29	%§
10 Years	6.63	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

Lehman Brothers Aggregate Bond Index***
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index****
	Total Return
1 Year	5.78%
5 Years	2.85	%§
10 Years	4.64	%§

28	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Moderate Strategy Fund Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 10.36%, 9.52%, 10.34%, 10.70%, 10.28%, 10.02% and 10.61% respectively. These compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were aided by exposure to equities, especially from non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The fixed income Underlying Fund trailed its index benchmarks, yet held up well relative to peers. The decline in interest rates boosted the fixed income performance. Several of the fixed income Underlying Funds’ money managers anticipated the decline and increased the duration of their portfolios (duration is a weighted average of the maturity of all income streams). As bond prices move inversely to interest rates, the longer duration stance helped performance of the fixed income Underlying Fund.

The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (60% of the Fund’s assets are allocated to fixed income Underlying Funds) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The U.S. equity Underlying Funds held by the Fund (23% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global and emerging markets Underlying Funds (a combined 14% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (3% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced

Moderate Strategy Fund	29

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced. In addition, the Multistrategy Bond Fund replaced the Diversified Bond Fund. Exposure to the Short Duration Bond Fund was replaced by increased exposure to the Multistrategy Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

****	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

#	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class D Shares on March 24, 1998. Class D Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the returns of the Fund’s Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 1, 1997 to March 23, 1998 and the returns of the Fund’s Class D Shares from March 24, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on February 1, 2000. The returns shown for Class S Shares prior to February 1, 2000 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to October 3, 2006 are the returns of the Fund’s Class E Shares from November 1, 1997 to January 31, 2000 and the returns of the Fund’s Class S Shares from February 1, 2000 to October 2, 2006.

‡‡‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,047.90	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,043.50	$1,020.16
Expenses Paid During Period*	$5.15	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,047.80	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund	31

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,049.20	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,047.90	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,046.20	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,049.20	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

32	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.8%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 59.4%
Multistrategy Bond Fund	70,992,269	737,610

Domestic Equities - 26.1%
Diversified Equity Fund	2,234,685	124,829
Quantitative Equity Fund	2,835,980	124,301
Real Estate Securities Fund	708,170	37,490
Special Growth Fund	660,063	37,426

		324,046

International Equities - 14.3%
Emerging Markets Fund	835,857	25,795
Global Equity Fund	3,312,759	37,732
International Securities Fund	1,250,659	114,010

		177,537

Total Investments - 99.8%
(identified cost $1,070,770)		1,239,193

Other Assets and Liabilities, Net - 0.2%		1,984

Net Assets - 100.0%		1,241,177

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	59.4
Domestic Equities	26.1
International Equities	14.3

Total Investments	99.8
Other Assets and Liabilities, Net	0.2

100.0

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	33

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Conservative Strategy Fund - Class A#
	Total Return
1 Year	0.62%
5 Years	4.43	%§
Inception*	4.73	%§

Conservative Strategy Fund - Class C‡‡
	Total Return
1 Year	6.04%
5 Years	4.90	%§
Inception*	4.64	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	6.84%
5 Years	5.69	%§
Inception*	5.35	%§

Conservative Strategy Fund - Class R1‡‡‡‡
	Total Return
1 Year	7.01%
5 Years	5.92	%§
Inception*	5.55	%§

Conservative Strategy Fund - Class R2‡‡‡‡‡
	Total Return
1 Year	6.75%
5 Years	5.68	%§
Inception*	5.35	%§

Conservative Strategy Fund - Class R3‡
	Total Return
1 Year	6.53%
5 Years	5.43	%§
Inception*	5.10	%§

Conservative Strategy Fund - Class S‡‡‡
	Total Return
1 Year	7.10%
5 Years	5.94	%§
Inception*	5.56	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index**
	Total Return
1 Year	5.78%
5 Years	2.85	%§
Inception*	4.66	%§

Lehman Brothers Aggregate Bond Index***
	Total Return
1 Year	5.38%
5 Years	4.41	%§
Inception*	5.93	%§

34	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (“Fund”) seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Conservative Strategy Fund Class A, Class C, Class E, Class R2, Class R3 and Class S Shares gained 6.76%, 6.04%, 6.84%, 6.75%, 6.53% and 7.10%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 5.78% during the same period.

From December 29, 2006 to October 31, 2007, the Conservative Strategy Fund Class R1 Shares gained 5.72%. Class R1 Shares commenced operation on December 29, 2006. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 5.25% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s return relative to the Merrill Lynch U.S. Treasuries 1-3 Year Index were aided by exposure to both U.S. and non-U.S. developed market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The core and short duration fixed income Underlying Funds trailed their respective index benchmarks, yet performed well relative to peers. The decline in interest rates boosted fixed income performance. Several of the fixed income Underlying Funds’ managers anticipated the decline and increased the duration of their portfolios (duration is a weighted average of the maturity of all income streams). As bond prices move inversely to interest rates, the longer duration stance helped performance of the fixed income Underlying Funds.

The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (80% of the Fund’s assets) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance. Managers of short duration bonds suffered from an allocation to corporate, mortgage-backed, and asset-backed securities. The performance of these holdings was driven by the market’s concern with subprime borrowers.

The U.S. equity Underlying Funds held by the Fund (11% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global Underlying Funds (a combined 6% of the Fund’s assets) provided strong absolute returns. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

Conservative Strategy Fund	35

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The real estate Underlying Fund (3% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, several changes were made to the Fund’s allocations to Underlying Funds. The Multistrategy Bond Fund replaced the Diversified Bond Fund. Exposure to the Short Duration Bond Fund was reduced in favor of increased exposure to the Multistrategy Bond Fund.

The Global Equity Fund was added as an Underlying Fund to the equity portion and the allocations to U.S. equity and international equity Underlying Funds were reduced. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class E Shares on November 7, 1997.

**	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

***	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

#	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to March 3, 2003 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class D Shares on March 24, 1998. Class D Shares were redesignated Class R3 Shares on March 1, 2006. The returns shown for Class R3 Shares prior to March 24, 1998 are the returns of the Fund’s Class E Shares, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class R3 Shares. Had it done so, the returns shown would have been lower.

‡‡	The Fund first issued Class C Shares on February 11, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from November 7, 1997 to March 23, 1998 and the returns of the Fund’s Class D Shares from March 24, 1998 to February 10, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

‡‡‡	The Fund first issued Class S Shares on February 14, 2000. The returns shown for Class S Shares prior to February 14, 2000 are the returns of the Fund’s Class E Shares.

‡‡‡‡	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to December 29, 2006 are the returns of the Fund’s Class E Shares from November 7, 1997 to February 13, 2000 and the returns of the Fund’s Class S Shares from February 14, 2000 to December 28, 2006.

‡‡‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to March 29, 2006 are the returns of the Fund’s Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,032.30	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,028.00	$1,020.16
Expenses Paid During Period*	$5.11	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,032.20	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Conservative Strategy Fund	37

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,032.70	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,032.30	$1,023.95
Expenses Paid During Period*	$1.28	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,030.60	$1,022.68
Expenses Paid During Period*	$2.56	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,033.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

38	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 79.7%
Multistrategy Bond Fund	27,448,757	285,192
Short Duration Bond Fund	5,065,388	95,179

		380,371

Domestic Equities - 14.2%
Diversified Equity Fund	517,698	28,919
Quantitative Equity Fund	549,015	24,063
Real Estate Securities Fund	274,305	14,522

		67,504

International Equities - 6.1%
Global Equity Fund	848,514	9,664
International Securities Fund	212,953	19,413

		29,077

Total Investments - 100.0%
(identified cost $437,692)		476,952

Other Assets and Liabilities, Net - 0.0%		89

Net Assets - 100.0%		477,041

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	79.7
Domestic Equities	14.2
International Equities	6.1

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	39

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

2010 Strategy Fund - Class A#
	Total Return
1 Year	3.92%
Inception*	5.90	%§

2010 Strategy Fund - Class E
	Total Return
1 Year	10.12%
Inception*	8.11	%§

2010 Strategy Fund - Class R1‡
	Total Return
1 Year	10.49%
Inception*	8.40	%§

2010 Strategy Fund - Class R2‡‡
	Total Return
1 Year	10.20%
Inception*	8.14	%§

2010 Strategy Fund - Class R3‡‡‡
	Total Return
1 Year	9.91%
Inception*	7.85	%§

2010 Strategy Fund - Class S
	Total Return
1 Year	10.38%
Inception*	8.40	%§

Lehman Brothers Aggregate Bond Index**
	Total Return
1 Year	5.38%
Inception*	4.07	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index***
	Total Return
1 Year	5.78%
Inception*	3.83	%§

40	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2010 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2007, consisted of approximately 38% stock funds and 62% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2010.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the 2010 Strategy Fund Class A, Class E, Class R1, Class R3 and Class S Shares gained 10.22%, 10.12%, 10.49%, 9.91% and 10.38%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 5.78% during the same period.

From November 10, 2006 to October 31, 2007 the 2010 Strategy Fund Class R2 Shares gained 10.10%. Class R2 Shares commenced operation on November 10, 2006. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 5.76% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to the Merrill Lynch U.S. Treasuries 1-3 Year Index were aided by exposure to equities, especially from non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The fixed income Underlying Funds trailed their index benchmarks, yet performed well relative to peers.

The decline in interest rates boosted the fixed income performance. Several of the fixed income Underlying Fund’s managers anticipated the decline and increased the duration of their portfolios (duration is a weighted average of the maturity of all income streams). As bond prices move inversely to interest rates, the longer duration stance helped performance of the fixed income Underlying Funds.

The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (62% of the Fund’s assets are allocated to fixed income Underlying Funds) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The U.S. equity Underlying Funds held by the Fund (22% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global and emerging markets Underlying Funds (a combined 13% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other

2010 Strategy Fund	41

Russell Investment Company

2010 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (3% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, several changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced. In addition, the Multistrategy Bond Fund replaced the Diversified Bond Fund. Exposure to the Short Duration Bond Fund was reduced by increased exposure to the Multistrategy Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***	Merrill Lynch U.S. Treasuries 1-3 Year Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods. Effective October 2, 2006, the Fund began using the Merrill Lynch U.S. Treasuries 1-3 Year Index for comparative purposes. This change was made following the re-allocation of Fund assets to include the Short Duration Bond Fund.

#	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡	The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to November 10, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,047.30	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,046.30	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,048.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

2010 Strategy Fund	43

Russell Investment Company

2010 Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,047.30	$1,023.95
Expenses Paid During Period*	$1.29	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,045.30	$1,022.68
Expenses Paid During Period*	$2.58	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,048.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

44	2010 Strategy Fund

Russell Investment Company

2010 Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 61.5%
Multistrategy Bond Fund	1,876,548	19,497
Short Duration Bond Fund	34,619	651

		20,148

Domestic Equities - 25.0%
Diversified Equity Fund	56,526	3,158
Quantitative Equity Fund	71,838	3,149
Real Estate Securities Fund	18,814	996
Special Growth Fund	15,723	891

		8,194

International Equities - 13.5%
Emerging Markets Fund	19,877	613
Global Equity Fund	84,648	964
International Securities Fund	31,219	2,846

		4,423

Total Investments - 100.0%
(identified cost $31,046)		32,765

Other Assets and Liabilities, Net - 0.0%		(7)

Net Assets - 100.0%		32,758

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	61.5
Domestic Equities	25.0
International Equities	13.5

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2010 Strategy Fund	45

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

2020 Strategy Fund - Class A#
	Total Return
1 Year	7.25%
Inception*	8.11	%§

2020 Strategy Fund - Class E
	Total Return
1 Year	13.79%
Inception*	10.39	%§

2020 Strategy Fund - Class R1‡
	Total Return
1 Year	14.05%
Inception*	10.65	%§

2020 Strategy Fund - Class R2‡‡
	Total Return
1 Year	13.81%
Inception*	10.38	%§

2020 Strategy Fund - Class R3‡‡‡
	Total Return
1 Year	13.50%
Inception*	10.08	%§

2020 Strategy Fund - Class S
	Total Return
1 Year	14.16%
Inception*	10.65	%§

Lehman Brothers Aggregate Bond Index**
	Total Return
1 Year	5.38%
Inception*	4.07	%§

46	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2020 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2007, consisted of approximately 61% stock funds and 39% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the 2020 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S gained 13.83%, 13.79%, 14.05%, 13.81%, 13.50% and 14.16%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Lehman Brothers Aggregate Bond Index were aided by exposure to equities, especially from non-U.S. developed and emerging market equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The fixed income Underlying Fund trailed its index benchmarks, yet performed well relative to peers. The decline in interest rates boosted the fixed income performance. Several of the fixed income Underlying Fund’s managers anticipated the decline and increased the duration of their portfolios (duration is a weighted average of the maturity of all income streams). As bond prices move inversely to interest rates, the longer duration stance helped performance of the fixed income Underlying Funds.

The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The fixed income Underlying Funds (39% of the Fund’s assets are allocated to fixed income Underlying Funds) trailed their index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The U.S. equity Underlying Funds held by the Fund (34% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global and emerging markets Underlying Funds (a combined 22% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller

2020 Strategy Fund	47

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (5% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, two changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced. In addition, the Multistrategy Bond Fund replaced the Diversified Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

#	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.00	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.10	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,061.60	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

2020 Strategy Fund	49

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,060.20	$1,023.95
Expenses Paid During Period*	$1.30	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,059.10	$1,022.68
Expenses Paid During Period*	$2.60	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,062.50	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

50	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 38.5%
Multistrategy Bond Fund	3,298,905	34,276

Domestic Equities - 39.9%
Diversified Equity Fund	243,737	13,615
Quantitative Equity Fund	310,373	13,604
Real Estate Securities Fund	86,157	4,561
Special Growth Fund	64,503	3,657

		35,437

International Equities - 21.6%
Emerging Markets Fund	90,151	2,782
Global Equity Fund	322,261	3,671
International Securities Fund	139,832	12,747

		19,200

Total Investments - 100.0%
(identified cost $82,206)		88,913

Other Assets and Liabilities, Net - 0.0%		(11)

Net Assets - 100.0%		88,902

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	38.5
Domestic Equities	39.9
International Equities	21.6

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	51

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

2030 Strategy Fund - Class A#
	Total Return
1 Year	11.72%
Inception*	10.48	%§

2030 Strategy Fund - Class E
	Total Return
1 Year	18.42%
Inception*	12.79	%§

2030 Strategy Fund - Class R1‡
	Total Return
1 Year	18.80%
Inception*	13.08	%§

2030 Strategy Fund - Class R2‡‡
	Total Return
1 Year	18.46%
Inception*	12.79	%§

2030 Strategy Fund - Class R3‡‡‡
	Total Return
1 Year	18.08%
Inception*	12.53	%§

2030 Strategy Fund - Class S
	Total Return
1 Year	18.70%
Inception*	13.08	%§

Russell 1000® Index **
	Total Return
1 Year	15.03%
Inception*	11.59	%§

52	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2030 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2007, consisted of approximately 94% stock funds and 6% fixed income funds with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the 2030 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 18.51%, 18.42%, 18.80%, 18.46%, 18.08% and 18.70%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Russell 1000® Index were aided by exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

The fixed income Underlying Fund slightly trailed its index benchmark, yet performed well relative to peers. The decline in interest rates benefited the fixed income performance as several managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase, therefore the increase in duration added to performance of the fixed income Underlying Fund.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds held by the Fund (55% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The fixed income Underlying Fund (6% of the Fund’s assets are allocated to fixed income Underlying Fund) trailed its index slightly due primarily to out-of-favor non-Treasury exposure. Sector allocation and security selection decisions had mixed results on performance as several of the Underlying Fund’s managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

The non-U.S., global and emerging markets Underlying Funds (a combined 32% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary

2030 Strategy Fund	53

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (7% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007 two changes were made to the Fund. The Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity

Underlying Funds were reduced. In addition, the Multistrategy Bond Fund replaced the Diversified Bond Fund. The ratio of the Fund’s exposure to equities and fixed income remained the same.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

#	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to September 8, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

54	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,081.30	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,080.50	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,082.70	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

2030 Strategy Fund	55

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,080.60	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,079.30	$1,022.68
Expenses Paid During Period*	$2.62	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,082.70	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

56	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Bonds - 5.9%
Multistrategy Bond Fund	360,750	3,748

Domestic Equities - 61.3%
Diversified Equity Fund	271,069	15,142
Quantitative Equity Fund	345,498	15,143
Real Estate Securities Fund	80,456	4,260
Special Growth Fund	74,659	4,233

		38,778

International Equities - 32.8%
Emerging Markets Fund	99,154	3,060
Global Equity Fund	371,759	4,234
International Securities Fund	147,871	13,480

		20,774

Total Investments - 100.0%
(identified cost $56,696)		63,300

Other Assets and Liabilities, Net - 0.0%		(7)

Net Assets - 100.0%		63,293

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Bonds	5.9
Domestic Equities	61.3
International Equities	32.8

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	57

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

2040 Strategy Fund - Class A#
	Total Return
1 Year	12.23%
Inception*	11.12	%§

2040 Strategy Fund - Class E
	Total Return
1 Year	19.12%
Inception*	13.51	%§

2040 Strategy Fund - Class R1‡
	Total Return
1 Year	19.31%
Inception*	13.77	%§

2040 Strategy Fund - Class R2‡‡
	Total Return
1 Year	19.11%
Inception*	13.49	%§

2040 Strategy Fund - Class R3‡‡‡
	Total Return
1 Year	18.75%
Inception*	13.19	%§

2040 Strategy Fund - Class S
	Total Return
1 Year	19.30%
Inception*	13.77	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
Inception *	11.59	%§

58	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2040 Strategy Fund (“Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of March 1, 2007, consisted of approximately 100% stock funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the 2040 Strategy Fund Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 19.04%, 19.12%, 19.31%, 19.11%, 18.75% and 19.30%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s returns relative to Russell 1000® Index were aided by exposure to non-U.S. developed and emerging markets.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds (the “Underlying Funds”) in which it invests. The strong performance of the equity Underlying Funds supported the Fund’s return for the fiscal year. Emerging markets stocks contributed most to performance; non-U.S. stocks also added value with help from large currency gains. In terms of style, growth stocks led value stocks for both U.S. and non-U.S. developed market returns in a reversal from the prior fiscal year. As a result, the Underlying Funds’ overweight to equities with above average earnings, growth rates and lower valuations in both U.S. and non-U.S. developed markets added to the Underlying Funds’ performance. The impact of REITs (real estate investment trusts) on Fund performance was flat in contrast with strong outperformance during the prior fiscal period.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds held by the Fund (58% of the Fund’s assets) maintained an overall preference for companies with above-average growth rates and attractive valuations. That positioning was rewarded in an environment where growth outpaced value. This segment benefited from growing global demand through its exposure to infrastructure and agricultural stocks. At the sector level, the U.S. equity segment was overweight energy, which was beneficial. Strong stock selection in the consumer discretionary and technology sectors also contributed to returns. Exposure to some financials stocks detracted from returns due to their exposure to subprime mortgage securities. In addition, quantitatively managed strategies in the U.S equity segment faced a difficult environment due to their valuation bias.

The non-U.S., global and emerging markets Underlying Funds (a combined 35% of the Fund’s assets) provided strong absolute returns. The emerging markets Underlying Fund led all other asset class funds due to a combination of strong demand for energy and materials and huge cash inflows into emerging markets. The non-U.S. developed market Underlying Fund added value through its positioning in growth stocks, an underweight in Japan and exposure to non-benchmark emerging markets stocks. The global equity Underlying Fund, added to the Fund in March 2007, benefited from emerging markets exposure and strong stock selection, particularly in smaller capitalization companies. However, sector allocations dampened these gains, as did weak stock selection in Europe. A greater-than-benchmark exposure to consumer discretionary stocks, U.S. homebuilders in particular, detracted from returns. In Europe, underweights in German autos and overweights in Irish financials detracted from performance.

The real estate Underlying Fund (7% of the Fund’s assets) focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period, this positioning generally benefited the Fund when the REIT market was rising, but detracted when REITs were declining. Non-dedicated REIT investors typically trade the more liquid securities when they rotate into or out of the sector.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On March 1, 2007, the Global Equity Fund was added as an Underlying Fund and the allocations to the U.S. equity and international equity Underlying Funds were reduced.

2040 Strategy Fund	59

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

#	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to September 1, 2005 are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to June 7, 2006 are the returns of the Fund’s Class S Shares.

‡‡	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to March 17, 2006 are the returns of the Fund’s Class E Shares.

‡‡‡	The Fund first issued Class D Shares on December 31, 2004. Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,082.10	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,081.90	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,083.40	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

2040 Strategy Fund	61

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2007 (Unaudited)

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,082.10	$1,023.95
Expenses Paid During Period*	$1.31	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,080.50	$1,022.68
Expenses Paid During Period*	$2.62	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,083.40	$1,025.21
Expenses Paid During Period*	$0.00	$0.00

*	There were no expenses charged to the Class. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

62	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class S Shares

Domestic Equities - 64.7%
Diversified Equity Fund	217,168	12,131
Quantitative Equity Fund	276,513	12,120
Real Estate Securities Fund	63,323	3,352
Special Growth Fund	58,762	3,332

		30,935

International Equities - 35.3%
Emerging Markets Fund	80,046	2,470
Global Equity Fund	293,100	3,338
International Securities Fund	121,499	11,076

		16,884

Total Investments - 100.0%
(identified cost $42,436)		47,819

Other Assets and Liabilities, Net - 0.0%		3

Net Assets - 100.0%		47,822

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Domestic Equities	64.7
International Equities	35.3

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	63

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities — October 31, 2007

Amounts in thousands	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund

Assets
Investments, at identified cost	$1,700,346	$3,467,631	$4,902,929
Investments, at market	2,273,034	4,387,554	5,982,276
Receivables:
Dividends	1	—	—
Investments sold	1,832	2,831	7,810
Fund shares sold	4,816	9,844	12,622
From Adviser	290	527	720
Prepaid expenses	1	1	2

Total assets	2,279,974	4,400,757	6,003,430

Liabilities
Payables:
Due to Custodian	—	—	2
Investments purchased	—	—	—
Fund shares redeemed	5,960	8,989	14,347
Accrued fees to affiliates	1,021	1,933	2,724
Other accrued expenses	76	110	145
Income distribution	—	—	—

Total liabilities	7,057	11,032	17,218

Net Assets	$2,272,917	$4,389,725	$5,986,212

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1)	$(1)	$—
Accumulated net realized gain (loss)	27,031	118,840	118,341
Unrealized appreciation (depreciation) on investments	572,688	919,923	1,079,347
Shares of beneficial interest	1,630	3,189	4,571
Additional paid-in capital	1,671,569	3,347,774	4,783,953

Net Assets	$2,272,917	$4,389,725	$5,986,212

See accompanying notes which are an integral part of the financial statements.

64	Statements of Assets and Liabilities

Moderate Strategy Fund	Conservative Strategy Fund	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund

$1,070,770	$437,692	$31,046	$82,206	$56,696	$42,436
1,239,193	476,952	32,765	88,913	63,300	47,819

—	—	—	—	—	—
1,370	684	—	6	—	—
3,472	871	158	98	189	123
169	87	38	39	36	33
—	—	—	—	—	—

1,244,204	478,594	32,961	89,056	63,525	47,975

10	—	—	—	—	—
—	—	124	—	131	100
2,436	1,309	32	96	51	7
526	204	10	25	18	16
51	40	37	33	32	30
4	—	—	—	—	—

3,027	1,553	203	154	232	153

$1,241,177	$477,041	$32,758	$88,902	$63,293	$47,822

$(1)	$(1)	$(1)	$(1)	$1	$(1)
19,001	2,840	180	755	730	691
168,423	39,260	1,719	6,707	6,604	5,383
1,026	431	29	72	48	36
1,052,728	434,511	30,831	81,369	55,910	41,713

$1,241,177	$477,041	$32,758	$88,902	$63,293	$47,822

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	65

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2007

	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*	$14.27	$13.76	$13.10
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$15.14	$14.60	$13.89
Class A — Net assets	$391,792,101	$1,055,684,168	$1,352,283,756
Class A — Shares outstanding ($.01 par value)	27,465,061	76,696,825	103,259,681

Net asset value per share: Class C*	$13.54	$13.67	$13.03
Class C — Net assets	$654,857,949	$1,176,447,933	$1,770,369,009
Class C — Shares outstanding ($.01 par value)	48,360,142	86,047,879	135,914,273

Net asset value per share: Class E*	$14.02	$13.78	$13.12
Class E — Net assets	$317,412,377	$632,163,083	$760,312,013
Class E — Shares outstanding ($.01 par value)	22,635,592	45,863,648	57,942,139

Net asset value per share: Class R1*	$14.23	$13.85	$13.18
Class R1 — Net assets	$10,543,407	$15,575,733	$27,052,471
Class R1 — Shares outstanding ($.01 par value)	741,071	1,124,209	2,052,184

Net asset value per share: Class R2*	$14.03	$13.79	$13.12
Class R2 — Net assets	$25,129,697	$16,799,605	$22,546,397
Class R2 — Shares outstanding ($.01 par value)	1,790,857	1,218,059	1,718,934

Net asset value per share: Class R3*	$13.98	$13.81	$13.12
Class R3 — Net assets	$553,383,082	$992,589,095	$1,307,641,219
Class R3 — Shares outstanding ($.01 par value)	39,569,926	71,874,171	99,635,186

Net asset value per share: Class S*	$14.23	$13.85	$13.18
Class S — Net assets	$319,798,330	$500,465,052	$746,006,654
Class S — Shares outstanding ($.01 par value)	22,476,387	36,122,451	56,592,093

* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

66	Statements of Assets and Liabilities

Moderate Strategy Fund	Conservative Strategy Fund	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund

$12.09	$11.03	$11.45	$12.42	$13.23	$13.44
$12.83	$11.70	$12.15	$13.18	$14.03	$14.26
$211,856,442	$52,516,415	$1,957,500	$2,015,876	$3,738,940	$2,363,004
17,519,174	4,761,388	170,996	162,334	282,701	175,770

$12.04	$10.99	$—	$—	$—	$—
$262,501,125	$84,746,324	$—	$—	$—	$—
21,800,899	7,711,593	—	—	—	—

$12.10	$11.06	$11.46	$12.42	$13.23	$13.46
$208,295,851	$83,893,538	$4,797,165	$9,498,623	$10,490,258	$6,353,122
17,212,827	7,587,564	418,526	764,868	792,650	472,165

$12.14	$11.08	$11.47	$12.42	$13.24	$13.46
$2,104,043	$1,913,855	$5,137,765	$19,193,648	$8,582,067	$2,935,127
173,322	172,669	448,066	1,544,957	648,357	218,007

$12.09	$11.05	$11.46	$12.41	$13.22	$13.46
$4,067,559	$3,156,202	$690,761	$4,135,041	$3,358,948	$2,060,393
336,316	285,609	60,275	333,074	254,043	153,130

$12.13	$11.09	$11.45	$12.39	$13.22	$13.43
$394,039,098	$194,815,705	$17,600,059	$44,037,791	$29,199,673	$29,700,291
32,471,468	17,567,539	1,537,516	3,553,955	2,208,302	2,211,107

$12.13	$11.09	$11.47	$12.42	$13.24	$13.46
$158,313,216	$55,998,642	$2,574,596	$10,021,414	$7,922,914	$4,410,144
13,046,721	5,049,547	224,399	806,873	598,633	327,563

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	67

Russell Investment Company

LifePoints® Funds

Statements of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund

Investment Income
Income distributions from Underlying Funds	$48,976	$115,332	$189,691

Expenses
Advisory fees	3,874	7,737	10,861
Administrative fees	968	1,934	2,715
Custodian fees	48	52	57
Distribution fees - Class A	758	2,188	2,952
Distribution fees - Class C	4,133	7,651	11,653
Distribution fees - Class R3	1,236	2,271	3,072
Transfer agent fees	2,911	5,811	8,156
Professional fees	60	84	103
Registration fees	222	335	416
Shareholder servicing fees - Class C	1,378	2,551	3,884
Shareholder servicing fees - Class E	716	1,446	1,744
Shareholder servicing fees - Class R2	55	35	48
Shareholder servicing fees - Class R3	1,236	2,271	3,072
Trustees’ fees	33	66	92
Printing fees	123	243	314
Miscellaneous	94	170	233

Expenses before reductions	17,845	34,845	49,372
Expense reductions	(8,333)	(16,432)	(22,947)

Net expenses	9,512	18,413	26,425

Net investment income (loss)	39,464	96,919	163,266

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	878	10,548	27,188
Capital gain distributions from Underlying Funds	83,128	138,489	153,472

Net realized gain (loss)	84,006	149,037	180,660
Net change in unrealized appreciation (depreciation) on investments	217,057	331,481	330,425

Net realized and unrealized gain (loss)	301,063	480,518	511,085

Net Increase (Decrease) in Net Assets from Operations	$340,527	$577,437	$674,351

See accompanying notes which are an integral part of the financial statements.

68	Statements of Operations

Moderate Strategy Fund	Conservative Strategy Fund	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund

$45,119	$18,876	$698	$1,571	$808	$513

2,343	925	40	114	80	57
586	231	10	28	20	14
47	46	48	49	49	48
467	126	5	4	8	5
2,001	634	—	—	—	—
949	478	22	66	45	40
1,172	463	11	29	20	20
51	43	39	39	38	35
145	93	66	72	72	70
667	211	—	—	—	—
495	207	9	16	21	13
8	6	1	6	5	4
949	478	23	65	45	39
20	8	—	1	1	1
60	23	2	4	3	2
56	24	7	8	8	7

10,016	3,996	283	501	415	355
(4,480)	(1,856)	(223)	(344)	(291)	(254)

5,536	2,140	60	157	124	101

39,583	16,736	638	1,414	684	412

8,111	1,452	(26)	(88)	(349)	(59)
22,127	3,958	224	915	1,098	783

30,238	5,410	198	827	749	724
43,281	7,488	1,317	5,552	5,317	4,259

73,519	12,898	1,515	6,379	6,066	4,983

$113,102	$29,634	$2,153	$7,793	$6,750	$5,395

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	69

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Equity Growth Strategy Fund
Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$39,464	$8,323
Net realized gain (loss)	84,006	42,188
Net change in unrealized appreciation (depreciation)	217,057	171,928

Net increase (decrease) in net assets from operations	340,527	222,439

Distributions
From net investment income
Class A	(5,815)	(1,113)
Class C	(10,667)	(1,649)
Class E	(6,724)	(1,894)
Class R1	(39)	(2)
Class R2	(477)	(58)
Class R3	(10,707)	(2,476)
Class S	(6,376)	(1,825)
From net realized gain
Class A	(5,675)	(773)
Class C	(12,082)	(2,330)
Class E	(6,640)	(1,512)
Class R1	(33)	—
Class R2	(490)	—
Class R3	(11,067)	(2,450)
Class S	(5,974)	(1,036)

Net decrease in net assets from distributions	(82,766)	(17,118)

Share Transactions
Net increase (decrease) in net assets from share transactions	441,978	354,934

Total Net Increase (Decrease) in Net Assets	699,739	560,255

Net Assets
Beginning of period	1,573,178	1,012,923

End of period	$2,272,917	$1,573,178

Undistributed (overdistributed) net investment income included in net assets	$(1)	$—

See accompanying notes which are an integral part of the financial statements.

70	Statements of Changes in Net Assets

Growth Strategy Fund		Balanced Strategy Fund		Moderate Strategy Fund		Conservative Strategy Fund
2007	2006	2007	2006	2007	2006	2007	2006

$96,919	$36,594	$163,266	$80,801	$39,583	$23,836	$16,736	$12,967
149,037	79,360	180,660	99,514	30,238	17,468	5,410	10,779
331,481	301,064	330,425	346,794	43,281	54,674	7,488	6,676

577,437	417,018	674,351	527,109	113,102	95,978	29,634	30,422

(23,234)	(8,063)	(38,232)	(17,803)	(6,742)	(3,921)	(1,943)	(1,367)
(20,010)	(6,285)	(38,308)	(17,561)	(7,593)	(4,188)	(2,638)	(2,049)
(16,268)	(7,199)	(22,792)	(12,392)	(7,166)	(4,539)	(3,215)	(3,057)
(232)	(11)	(528)	(36)	(30)	—	(40)	—
(357)	(94)	(621)	(184)	(103)	(36)	(93)	(47)
(22,933)	(9,686)	(37,004)	(19,967)	(12,703)	(8,115)	(6,806)	(5,092)
(14,260)	(6,661)	(26,332)	(14,926)	(5,352)	(3,498)	(2,038)	(1,544)

(16,479)	(2,041)	(20,715)	(3,917)	(2,586)	(841)	(1,062)	(249)
(20,338)	(3,154)	(27,473)	(6,200)	(3,931)	(1,227)	(1,774)	(548)
(12,077)	(2,130)	(12,667)	(3,141)	(2,864)	(1,074)	(1,797)	(1,124)
(122)	—	(213)	—	—	—	—	—
(263)	—	(343)	—	(31)	—	(36)	—
(18,821)	(3,285)	(22,633)	(5,589)	(5,554)	(2,049)	(4,072)	(1,006)
(9,702)	(1,639)	(13,918)	(3,226)	(2,000)	(751)	(996)	(278)

(175,096)	(50,248)	(261,779)	(104,942)	(56,655)	(30,239)	(26,510)	(16,361)

690,202	672,683	792,887	883,432	91,815	135,316	31,022	(90,628)

1,092,543	1,039,453	1,205,459	1,305,599	148,262	201,055	34,146	(76,567)

3,297,182	2,257,729	4,780,753	3,475,154	1,092,915	891,860	442,895	519,462

$4,389,725	$3,297,182	$5,986,212	$4,780,753	$1,241,177	$1,092,915	$477,041	$442,895

$(1)	$—	$—	$—	$(1)	$—	$(1)	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	71

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Fiscal Years Ended October 31,

	2010 Strategy Fund
Amounts in thousands	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$638	$158
Net realized gain (loss)	198	128
Net change in unrealized appreciation (depreciation)	1,317	395

Net increase (decrease) in net assets from operations	2,153	681

Distributions
From net investment income
Class A	(66)	(35)
Class E	(109)	(32)
Class R1	(64)	(2)
Class R2	(9)	—
Class R3	(267)	(55)
Class S	(129)	(35)
From net realized gain
Class A	(21)	—
Class E	(20)	—
Class R1	(13)	—
Class R2	—	—
Class R3	(48)	—
Class S	(37)	—

Net decrease in net assets from distributions	(783)	(159)

Share Transactions
Net increase (decrease) in net assets from share transactions	22,642	3,423

Total Net Increase (Decrease) in Net Assets	24,012	3,945

Net Assets
Beginning of period	8,746	4,801

End of period	$32,758	$8,746

Undistributed (overdistributed) net investment income included in net assets	$(1)	$—

See accompanying notes which are an integral part of the financial statements.

72	Statements of Changes in Net Assets

2020 Strategy Fund		2030 Strategy Fund		2040 Strategy Fund
2007	2006	2007	2006	2007	2006

$1,414	$216	$684	$167	$412	$133
827	54	749	126	724	153
5,552	1,112	5,317	1,241	4,259	1,064

7,793	1,382	6,750	1,534	5,395	1,350

(38)	(31)	(81)	(40)	(50)	(26)
(138)	(30)	(155)	(32)	(103)	(27)
(336)	(7)	(30)	(3)	(12)	(1)
(53)	(3)	(25)	(2)	(33)	(10)
(566)	(91)	(254)	(63)	(157)	(44)
(289)	(59)	(143)	(32)	(66)	(30)

(4)	—	(17)	—	(21)	—
(8)	(1)	(30)	—	(42)	—
(33)	—	(4)	—	(3)	—
(2)	—	(4)	—	(14)	—
(42)	—	(56)	—	(70)	—
(27)	—	(25)	—	(23)	—

(1,536)	(222)	(824)	(172)	(594)	(138)

61,711	15,187	38,155	13,348	29,518	7,532

67,968	16,347	44,081	14,710	34,319	8,744

20,934	4,587	19,212	4,502	13,503	4,759

$88,902	$20,934	$63,293	$19,212	$47,822	$13,503

$(1)	$—	$1	$1	$(1)	$(1)

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	73

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Equity Growth Strategy Fund
Class A
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)
October 31, 2006	10.63	.10	2.00	2.10	(.10)	(.08)
October 31, 2005	9.42	.10	1.22	1.32	(.11)	—
October 31, 2004	8.50	.06	.95	1.01	(.09)	—
October 31, 2003 (2)	6.38	.02	2.13	2.15	(.03)	—
Class C
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)
October 31, 2006	10.20	.01	1.93	1.94	(.06)	(.08)
October 31, 2005	9.07	.03	1.17	1.20	(.07)	—
October 31, 2004	8.23	.01	.89	.90	(.06)	—
October 31, 2003	6.60	(.01)	1.65	1.64	(.01)	—
Class E
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)
October 31, 2006	10.46	.11	1.96	2.07	(.10)	(.08)
October 31, 2005	9.27	.11	1.19	1.30	(.11)	—
October 31, 2004	8.37	.08	.91	.99	(.09)	—
October 31, 2003	6.69	.04	1.68	1.72	(.04)	—
Class R1
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)
October 31, 2006 (11)	11.57	.04	.95	.99	(.05)	—
Class R2
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)
October 31, 2006 (8)	11.60	.03	.76	.79	(.04)	—
Class R3 (9)
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)
October 31, 2006	10.46	.08	1.95	2.03	(.08)	(.08)
October 31, 2005	9.27	.09	1.19	1.28	(.09)	—
October 31, 2004	8.38	.06	.91	.97	(.08)	—
October 31, 2003	6.70	.02	1.69	1.71	(.03)	—
Class S
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)
October 31, 2006	10.59	.14	1.99	2.13	(.13)	(.08)
October 31, 2005	9.37	.15	1.20	1.35	(.13)	—
October 31, 2004	8.45	.11	.91	1.02	(.10)	—
October 31, 2003	6.75	.07	1.69	1.76	(.06)	—

See accompanying notes which are an integral part of the financial statements.

74	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.64)	14.27	19.54	391,792.25		.68	2.12	17.68
(.18)	12.55	19.99	211,813.25		.68	.85	3.27
(.11)	10.63	14.09	94,182.25		.66	.95	3.44
(.09)	9.42	11.92	43,148.25		.65	.69	12.46
(.03)	8.50	33.75	7,399.25		1.19	.30	17.81

(.60)	13.54	18.51	654,858	1.00	1.43	1.39	17.68
(.14)	12.00	19.16	438,483	1.00	1.43	.07	3.27
(.07)	10.20	13.29	284,152	1.00	1.41	.31	3.44
(.06)	9.07	10.94	192,211	1.00	1.40	.13	12.46
(.01)	8.23	24.91	99,808	1.00	1.43	(.19)	17.81

(.64)	14.02	19.44	317,412.25		.68	2.45	17.68
(.18)	12.35	20.02	241,818.25		.68	.99	3.27
(.11)	10.46	14.08	192,258.25		.66	1.13	3.44
(.09)	9.27	11.83	152,589.25		.65	.89	12.46
(.04)	8.37	25.89	155,984.25		.68	.59	17.81

(.65)	14.23	19.74	10,544	—	.43	1.18	17.68
(.05)	12.51	8.32	1,391	—	.44	.28	3.27

(.62)	14.03	19.40	25,130.25		.68	2.42	17.68
(.04)	12.35	6.82	19,094.25		.69	.26	3.27

(.62)	13.98	19.16	553,383.50		.93	2.12	17.68
(.16)	12.33	19.61	432,147.50		.93	.68	3.27
(.09)	10.46	13.88	308,388.50		.91	.85	3.44
(.08)	9.27	11.59	225,187.50		.90	.64	12.46
(.03)	8.38	25.60	128,624.50		.93	.24	17.81

(.65)	14.23	19.74	319,798	—	.43	2.63	17.68
(.21)	12.51	20.34	228,432	—	.43	1.17	3.27
(.13)	10.59	14.47	133,943	—	.41	1.42	3.44
(.10)	9.37	12.09	111,266	—	.40	1.21	12.46
(.06)	8.45	26.26	89,455	—	.43	.90	17.81

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	75

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Growth Strategy Fund
Class A
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)
October 31, 2006	10.90	.17	1.65	1.82	(.19)	(.06)
October 31, 2005	9.95	.15	.98	1.13	(.18)	—
October 31, 2004	9.12	.11	.87	.98	(.15)	—
October 31, 2003 (4)	7.20	.04	1.94	1.98	(.06)	—
Class C
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)
October 31, 2006	10.84	.09	1.62	1.71	(.10)	(.06)
October 31, 2005	9.89	.09	.96	1.05	(.10)	—
October 31, 2004	9.09	.06	.84	.90	(.10)	—
October 31, 2003	7.49	.02	1.61	1.63	(.03)	—
Class E
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)
October 31, 2006	10.91	.19	1.64	1.83	(.19)	(.06)
October 31, 2005	9.96	.17	.96	1.13	(.18)	—
October 31, 2004	9.13	.15	.82	.97	(.14)	—
October 31, 2003	7.51	.08	1.63	1.71	(.09)	—
Class R1
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)
October 31, 2006 (11)	11.76	.08	.84	.92	(.13)	—
Class R2
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)
October 31, 2006 (8)	11.86	.09	.64	.73	(.11)	—
Class R3(9)
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)
October 31, 2006	10.93	.15	1.65	1.80	(.16)	(.06)
October 31, 2005	9.97	.14	.97	1.11	(.15)	—
October 31, 2004	9.15	.11	.84	.95	(.13)	—
October 31, 2003	7.54	.05	1.63	1.68	(.07)	—
Class S
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)
October 31, 2006	10.97	.22	1.64	1.86	(.22)	(.06)
October 31, 2005	10.00	.20	.98	1.18	(.21)	—
October 31, 2004	9.16	.16	.84	1.00	(.16)	—
October 31, 2003	7.54	.10	1.63	1.73	(.11)	—

See accompanying notes which are an integral part of the financial statements.

76	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.66)	13.76	16.26	1,055,684.25		.68	2.62	16.18
(.25)	12.47	16.87	680,892.25		.67	1.49	2.14
(.18)	10.90	11.44	365,024.25		.64	1.43	.72
(.15)	9.95	10.76	154,884.25		.63	1.11	2.22
(.06)	9.12	27.35	27,700.25		.74	.51	15.15

(.56)	13.67	15.39	1,176,448	1.00	1.43	1.93	16.18
(.16)	12.39	15.95	856,552	1.00	1.42	.77	2.14
(.10)	10.84	10.70	572,129	1.00	1.39	.82	.72
(.10)	9.89	9.90	381,245	1.00	1.38	.67	2.22
(.03)	9.09	21.89	219,946	1.00	1.41	.24	15.15

(.66)	13.78	16.23	632,163.25		.68	2.81	16.18
(.25)	12.49	16.93	503,741.25		.67	1.58	2.14
(.18)	10.91	11.40	394,842.25		.64	1.63	.72
(.14)	9.96	10.72	307,304.25		.63	1.54	2.22
(.09)	9.13	22.90	233,112.25		.66	1.02	15.15

(.70)	13.85	16.53	15,576	—	.43	1.62	16.18
(.13)	12.55	7.41	1,857	—	.43	.62	2.14

(.65)	13.79	16.30	16,800.25		.68	2.61	16.18
(.11)	12.48	6.23	10,647.25		.68	.71	2.14

(.63)	13.81	15.97	992,589.50		.93	2.55	16.18
(.22)	12.51	16.62	822,822.50		.92	1.32	2.14
(.15)	10.93	11.22	616,939.50		.89	1.35	.72
(.13)	9.97	10.41	452,502.50		.88	1.14	2.22
(.07)	9.15	22.44	232,636.50		.91	.66	15.15

(.70)	13.85	16.53	500,465	—	.43	3.08	16.18
(.28)	12.55	17.12	420,671	—	.42	1.83	2.14
(.21)	10.97	11.83	308,795	—	.39	1.88	.72
(.16)	10.00	10.99	247,011	—	.38	1.70	2.22
(.11)	9.16	23.10	159,869	—	.41	1.30	15.15

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	77

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Balanced Strategy Fund
Class A
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)
October 31, 2006	10.99	.25	1.27	1.52	(.26)	(.07)
October 31, 2005	10.33	.20	.71	.91	(.22)	(.03)
October 31, 2004	9.64	.16	.74	.90	(.21)	—
October 31, 2003 (2)	8.20	.06	1.47	1.53	(.09)	—
Class C
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)
October 31, 2006	10.93	.17	1.27	1.44	(.18)	(.07)
October 31, 2005	10.29	.13	.69	.82	(.15)	(.03)
October 31, 2004	9.61	.12	.72	.84	(.16)	—
October 31, 2003	8.33	.09	1.31	1.40	(.12)	—
Class E
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)
October 31, 2006	11.00	.26	1.27	1.53	(.26)	(.07)
October 31, 2005	10.35	.22	.68	.90	(.22)	(.03)
October 31, 2004	9.65	.22	.69	.91	(.21)	—
October 31, 2003	8.35	.17	1.31	1.48	(.18)	—
Class R1
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)
October 31, 2006 (12)	11.62	.10	.73	.83	(.19)	—
Class R2
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)
October 31, 2006 (10)	11.76	.12	.49	.61	(.18)	—
Class R3(9)
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)
October 31, 2006	11.01	.23	1.26	1.49	(.23)	(.07)
October 31, 2005	10.35	.19	.70	.89	(.20)	(.03)
October 31, 2004	9.66	.17	.71	.88	(.19)	—
October 31, 2003	8.36	.12	1.34	1.46	(.16)	—
Class S
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)
October 31, 2006	11.05	.29	1.28	1.57	(.29)	(.07)
October 31, 2005	10.39	.25	.69	.94	(.25)	(.03)
October 31, 2004	9.68	.23	.71	.94	(.23)	—
October 31, 2003	8.38	.19	1.31	1.50	(.20)	—

See accompanying notes which are an integral part of the financial statements.

78	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.66)	13.10	13.49	1,352,284.25		.67	3.21	33.75
(.33)	12.18	14.03	996,628.25		.67	2.15	2.80
(.25)	10.99	8.91	593,609.25		.62	1.88	.55
(.21)	10.33	9.49	281,685.25		.59	1.63	6.42
(.09)	9.64	18.80	60,696.25		.66	.74	18.55

(.57)	13.03	12.60	1,770,369	1.00	1.42	2.44	33.75
(.25)	12.12	13.29	1,328,971	1.00	1.42	1.43	2.80
(.18)	10.93	7.96	964,203	1.00	1.37	1.22	.55
(.16)	10.29	8.82	653,463	1.00	1.34	1.23	6.42
(.12)	9.61	17.02	396,344	1.00	1.36	1.05	18.55

(.66)	13.12	13.47	760,312.25		.67	3.26	33.75
(.33)	12.20	14.09	615,865.25		.67	2.23	2.80
(.25)	11.00	8.77	506,587.25		.62	2.03	.55
(.21)	10.35	9.54	416,942.25		.59	2.25	6.42
(.18)	9.65	18.00	414,051.25		.61	1.88	18.55

(.70)	13.18	13.69	27,053	—	.42	2.42	33.75
(.19)	12.26	6.60	4,295	—	.43	.80	2.80

(.66)	13.12	13.48	22,546.25		.67	3.21	33.75
(.18)	12.19	5.26	15,035.25		.68	1.14	2.80

(.63)	13.12	13.16	1,307,641.50		.92	3.04	33.75
(.30)	12.20	13.72	1,129,000.50		.92	1.97	2.80
(.23)	11.01	8.61	892,607.50		.87	1.75	.55
(.19)	10.35	9.25	676,342.50		.84	1.70	6.42
(.16)	9.66	17.76	396,545.50		.86	1.38	18.55

(.70)	13.18	13.69	746,007	—	.42	3.59	33.75
(.36)	12.26	14.40	690,959	—	.42	2.46	2.80
(.28)	11.05	9.10	518,148	—	.37	2.28	.55
(.23)	10.39	9.82	426,147	—	.34	2.23	6.42
(.20)	9.68	18.22	278,123	—	.36	2.12	18.55

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	79

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Moderate Strategy Fund
Class A
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)
October 31, 2006	10.81	.29	.81	1.10	(.30)	(.07)
October 31, 2005	10.50	.22	.35	.57	(.23)	(.03)
October 31, 2004	10.03	.17	.51	.68	(.19)	(.02)
October 31, 2003 (3)	9.02	.07	1.06	1.13	(.12)	—
Class C
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)
October 31, 2006	10.77	.21	.80	1.01	(.22)	(.07)
October 31, 2005	10.45	.14	.36	.50	(.15)	(.03)
October 31, 2004	10.01	.05	.55	.60	(.14)	(.02)
October 31, 2003	9.15	.12	.91	1.03	(.17)	—
Class E
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)
October 31, 2006	10.82	.29	.81	1.10	(.30)	(.07)
October 31, 2005	10.50	.22	.36	.58	(.23)	(.03)
October 31, 2004	10.03	.19	.49	.68	(.19)	(.02)
October 31, 2003	9.16	.21	.89	1.10	(.23)	—
Class R1
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)
October 31, 2006 (15)	11.47	.11	.09	.20	(.09)	—
Class R2
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)
October 31, 2006 (8)	11.25	.25	.27	.52	(.23)	—
Class R3(9)
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)
October 31, 2006	10.84	.27	.81	1.08	(.27)	(.07)
October 31, 2005	10.52	.20	.35	.55	(.20)	(.03)
October 31, 2004	10.06	.16	.49	.65	(.17)	(.02)
October 31, 2003	9.19	.16	.92	1.08	(.21)	—
Class S
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)
October 31, 2006	10.84	.32	.82	1.14	(.33)	(.07)
October 31, 2005	10.52	.25	.35	.60	(.25)	(.03)
October 31, 2004	10.05	.21	.49	.70	(.21)	(.02)
October 31, 2003	9.17	.23	.90	1.13	(.25)	—

See accompanying notes which are an integral part of the financial statements.

80	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.61)	12.09	10.36	211,856.25		.63	3.56	78.30
(.37)	11.54	10.34	165,654.25		.63	2.63	5.71
(.26)	10.81	5.44	121,343.25		.61	2.03	4.54
(.21)	10.50	6.87	55,049.25		.63	1.71	3.99
(.12)	10.03	12.56	18,820.25		.77	.84	11.08

(.51)	12.04	9.52	262,501	1.00	1.38	2.86	78.30
(.29)	11.49	9.51	252,478	1.00	1.38	1.88	5.71
(.18)	10.77	4.78	183,445	1.00	1.36	1.31	4.54
(.16)	10.45	6.00	146,515	1.00	1.37	.48	3.99
(.17)	10.01	11.36	96,231	1.00	1.42	1.29	11.08

(.61)	12.10	10.34	208,296.25		.63	3.60	78.30
(.37)	11.55	10.32	181,883.25		.63	2.64	5.71
(.26)	10.82	5.52	164,151.25		.61	2.07	4.54
(.21)	10.50	6.85	132,822.25		.62	1.85	3.99
(.23)	10.03	12.19	99,926.25		.67	2.22	11.08

(.64)	12.14	10.70	2,104	—	.38	2.74	78.30
(.09)	11.58	.96	215	—	.20	.89	5.71

(.60)	12.09	10.28	4,068.25		.63	3.26	78.30
(.23)	11.54	4.68	1,654.25		.64	2.01	5.71

(.57)	12.13	10.02	394,039.50		.88	3.36	78.30
(.34)	11.58	10.13	364,759.50		.88	2.39	5.71
(.23)	10.84	5.25	309,824.50		.86	1.81	4.54
(.19)	10.52	6.55	254,060.50		.87	1.55	3.99
(.21)	10.06	11.94	154,267.50		.92	1.62	11.08

(.64)	12.13	10.61	158,313	—	.38	3.86	78.30
(.40)	11.58	10.67	126,487	—	.38	2.89	5.71
(.28)	10.84	5.76	113,097	—	.36	2.33	4.54
(.23)	10.52	7.03	106,031	—	.37	2.04	3.99
(.25)	10.05	12.55	73,980	—	.42	2.44	11.08

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	81

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Conservative Strategy Fund
Class A
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)
October 31, 2006	10.66	.34	.40	.74	(.35)	(.07)
October 31, 2005	10.65	.24	.05	.29	(.24)	(.04)
October 31, 2004	10.42	.20	.28	.48	(.21)	(.04)
October 31, 2003 (1)	9.94	.09	.50	.59	(.11)	—
Class C
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)
October 31, 2006	10.62	.25	.39	.64	(.26)	(.07)
October 31, 2005	10.61	.16	.05	.21	(.16)	(.04)
October 31, 2004	10.38	.12	.28	.40	(.13)	(.04)
October 31, 2003	9.90	.12	.52	.64	(.16)	—
Class E
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)
October 31, 2006	10.68	.30	.43	.73	(.34)	(.07)
October 31, 2005	10.66	.24	.06	.30	(.24)	(.04)
October 31, 2004	10.43	.20	.27	.47	(.20)	(.04)
October 31, 2003	9.94	.20	.52	.72	(.23)	—
Class R1
October 31, 2007 (17)	10.77	.40	.22	.62	(.31)	—
Class R2
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)
October 31, 2006 (8)	10.86	.33	.09	.42	(.29)	—
Class R3(9)
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)
October 31, 2006	10.71	.31	.40	.71	(.32)	(.07)
October 31, 2005	10.69	.21	.06	.27	(.21)	(.04)
October 31, 2004	10.47	.18	.26	.44	(.18)	(.04)
October 31, 2003	9.97	.16	.55	.71	(.21)	—
Class S
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)
October 31, 2006	10.72	.36	.39	.75	(.37)	(.07)
October 31, 2005	10.70	.27	.05	.32	(.26)	(.04)
October 31, 2004	10.47	.23	.27	.50	(.23)	(.04)
October 31, 2003	9.97	.23	.52	.75	(.25)	—

See accompanying notes which are an integral part of the financial statements.

82	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.66)	11.03	6.76	52,516.25		.65	3.87	79.31
(.42)	10.98	7.04	46,364.25		.65	3.14	16.00
(.28)	10.66	2.74	40,225.25		.62	2.26	9.45
(.25)	10.65	4.62	20,709.25		.66	1.89	6.18
(.11)	10.42	6.01	5,526.25		.97	.97	30.98

(.58)	10.99	6.04	84,747	1.00	1.40	3.10	79.31
(.33)	10.93	6.16	80,692	1.00	1.40	2.34	16.00
(.20)	10.62	1.99	88,226	1.00	1.37	1.47	9.45
(.17)	10.61	3.87	75,976	1.00	1.38	1.15	6.18
(.16)	10.38	6.51	54,674	1.00	1.43	1.21	30.98

(.66)	11.06	6.84	83,894.25		.65	3.84	79.31
(.41)	11.00	6.96	80,224.25		.65	2.90	16.00
(.28)	10.68	2.81	183,219.25		.62	2.20	9.45
(.24)	10.66	4.57	187,993.25		.63	1.95	6.18
(.23)	10.43	7.33	199,230.25		.68	1.86	30.98

(.31)	11.08	5.72	1,914	—	.40	2.98	79.31

(.65)	11.05	6.75	3,156.25		.65	3.64	79.31
(.29)	10.99	3.95	1,466.25		.67	2.72	16.00

(.63)	11.09	6.53	194,815.50		.90	3.59	79.31
(.39)	11.03	6.74	187,837.50		.90	2.85	16.00
(.25)	10.71	2.55	163,499.50		.87	1.97	9.45
(.22)	10.69	4.23	146,230.50		.88	1.65	6.18
(.21)	10.47	7.17	92,430.50		.93	1.57	30.98

(.69)	11.09	7.10	55,999	—	.40	4.02	79.31
(.44)	11.03	7.16	46,312	—	.40	3.36	16.00
(.30)	10.72	3.06	44,293	—	.37	2.46	9.45
(.27)	10.70	4.82	42,949	—	.38	2.17	6.18
(.25)	10.47	7.63	36,380	—	.43	2.27	30.98

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	83

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
2010 Strategy Fund
Class A
October 31, 2007	10.88	.40	.68	1.08	(.38)	(.13)
October 31, 2006	10.06	.27	.83	1.10	(.28)	—
October 31, 2005 (6)	10.21	.04	(.11)	(.07)	(.08)	—
Class E
October 31, 2007	10.90	.35	.72	1.07	(.38)	(.13)
October 31, 2006	10.07	.27	.83	1.10	(.27)	—
October 31, 2005 (5)	10.00	.12	.07	.19	(.12)	—
Class R1
October 31, 2007	10.90	.35	.76	1.11	(.41)	(.13)
October 31, 2006 (13)	10.45	.13	.53	.66	(.21)	—
Class R2
October 31, 2007 (16)	10.91	.31	.76	1.07	(.39)	(.13)
Class R3(9)
October 31, 2007	10.89	.31	.74	1.05	(.36)	(.13)
October 31, 2006	10.07	.23	.84	1.07	(.25)	—
October 31, 2005 (5)	10.00	.10	.08	.18	(.11)	—
Class S
October 31, 2007	10.91	.45	.65	1.10	(.41)	(.13)
October 31, 2006	10.08	.29	.84	1.13	(.30)	—
October 31, 2005 (5)	10.00	.15	.07	.22	(.14)	—

See accompanying notes which are an integral part of the financial statements.

84	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.51)	11.45	10.22	1,957.25		1.36	3.61	93.17
(.28)	10.88	11.02	1,723.25		3.41	2.53	70.61
(.08)	10.06	(1.01)	990.25		4.84	.37	.99

(.51)	11.46	10.12	4,797.25		1.36	3.14	93.17
(.27)	10.90	11.08	1,485.25		2.90	2.54	70.61
(.12)	10.07	1.96	1,020.25		5.32	1.25	.99

(.54)	11.47	10.49	5,138	—	1.11	3.27	93.17
(.21)	10.90	5.69	150	—	3.35	1.11	70.61

(.52)	11.46	10.10	691.25		1.36	2.62	93.17

(.49)	11.45	9.91	17,600.50		1.61	2.78	93.17
(.25)	10.89	10.73	4,028.50		3.15	2.27	70.61
(.11)	10.07	1.79	1,768.50		5.56	1.06	.99

(.54)	11.47	10.38	2,575	—	1.11	3.93	93.17
(.30)	10.91	11.35	1,360	—	2.69	2.73	70.61
(.14)	10.08	2.25	1,023	—	5.07	1.45	.99

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	85

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
2020 Strategy Fund
Class A
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)
October 31, 2006	10.14	.23	1.11	1.34	(.24)	—
October 31, 2005 (6)	10.29	.03	(.11)	(.08)	(.07)	—
Class E
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)
October 31, 2006	10.14	.22	1.13	1.35	(.24)	—
October 31, 2005 (5)	10.00	.11	.14	.25	(.11)	—
Class R1
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)
October 31, 2006 (13)	10.62	.09	.70	.79	(.16)	—
Class R2
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)
October 31, 2006 (14)	10.82	.02	.50	.52	(.10)	—
Class R3(9)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)
October 31, 2006	10.13	.18	1.14	1.32	(.22)	—
October 31, 2005 (5)	10.00	.08	.14	.22	(.09)	—
Class S
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)
October 31, 2006	10.14	.22	1.14	1.36	(.26)	—
October 31, 2005 (5)	10.00	.13	.14	.27	(.13)	—

See accompanying notes which are an integral part of the financial statements.

86	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.35)	12.42	13.83	2,016.25		.86	2.93	43.86
(.24)	11.24	13.33	2,165.25		2.38	2.12	46.56
(.07)	10.14	(1.02)	990.25		4.74	.30	6.98

(.35)	12.42	13.79	9,498.25		.86	2.44	43.86
(.24)	11.25	13.42	2,118.25		1.95	2.12	46.56
(.11)	10.14	2.52	1,025.25		5.13	1.11	6.98

(.38)	12.42	14.05	19,194	—	.61	2.02	43.86
(.16)	11.25	6.98	702	—	1.77	.80	46.56

(.35)	12.41	13.81	4,135.25		.86	2.20	43.86
(.10)	11.24	4.34	641.25		1.62	.27	46.56

(.33)	12.39	13.50	44,038.50		1.11	2.33	43.86
(.22)	11.23	13.14	9,355.50		2.12	1.70	46.56
(.09)	10.13	2.23	1,545.50		5.38	.89	6.98

(.38)	12.42	14.16	10,021	—	.61	3.49	43.86
(.26)	11.24	13.59	5,953	—	1.63	2.15	46.56
(.13)	10.14	2.71	1,027	—	4.88	1.31	6.98

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	87

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
2030 Strategy Fund
Class A
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)
October 31, 2006	10.19	.21	1.34	1.55	(.21)	—
October 31, 2005 (6)	10.33	.03	(.11)	(.08)	(.06)	—
Class E
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)
October 31, 2006	10.20	.18	1.37	1.55	(.21)	—
October 31, 2005 (5)	10.00	.10	.19	.29	(.09)	—
Class R1
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)
October 31, 2006 (13)	10.75	.07	.86	.93	(.14)	—
Class R2
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)
October 31, 2006 (14)	10.98	.02	.62	.64	(.09)	—
Class R3(9)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)
October 31, 2006	10.19	.16	1.38	1.54	(.19)	—
October 31, 2005 (5)	10.00	.07	.20	.27	(.08)	—
Class S
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)
October 31, 2006	10.20	.23	1.35	1.58	(.23)	—
October 31, 2005 (5)	10.00	.12	.19	.31	(.11)	—

See accompanying notes which are an integral part of the financial statements.

88	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.38)	13.23	18.51	3,739.25		.98	2.51	31.07
(.21)	11.53	15.38	2,854.25		2.38	1.93	104.15
(.06)	10.19	(1.01)	990.25		4.86	.25	1.11

(.39)	13.23	18.42	10,490.25		.98	1.88	31.07
(.21)	11.54	15.35	4,616.25		2.15	1.72	104.15
(.09)	10.20	2.96	1,029.25		5.37	.95	1.11

(.42)	13.24	18.80	8,582	—	.73	1.21	31.07
(.14)	11.54	8.22	347	—	2.07	.65	104.15

(.39)	13.22	18.46	3,359.25		.98	1.26	31.07
(.09)	11.53	5.40	633.25		1.79	.18	104.15

(.36)	13.22	18.08	29,200.50		1.23	1.39	31.07
(.19)	11.54	15.22	8,249.50		2.33	1.42	104.15
(.08)	10.19	2.69	1,452.50		5.62	.75	1.11

(.42)	13.24	18.70	7,923	—	.73	2.32	31.07
(.23)	11.55	15.70	2,513	—	1.85	2.13	104.15
(.11)	10.20	3.15	1,031	—	5.12	1.16	1.11

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	89

Russell Investment Company

LifePoints® Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
2040 Strategy Fund
Class A
October 31, 2007	11.71	.31	1.86	2.17	(.31)	(.13)
October 31, 2006	10.23	.19	1.48	1.67	(.19)	—
October 31, 2005 (6)	10.36	.02	(.12)	(.10)	(.03)	—
Class E
October 31, 2007	11.72	.24	1.94	2.18	(.31)	(.13)
October 31, 2006	10.24	.17	1.50	1.67	(.19)	—
October 31, 2005 (5)	10.00	.08	.24	.32	(.08)	—
Class R1
October 31, 2007	11.73	.12	2.08	2.20	(.34)	(.13)
October 31, 2006 (13)	10.89	.06	.90	.96	(.12)	—
Class R2
October 31, 2007	11.71	.28	1.90	2.18	(.30)	(.13)
October 31, 2006 (7)	11.14	.09	.59	.68	(.11)	—
Class R3(9)
October 31, 2007	11.71	.12	2.02	2.14	(.29)	(.13)
October 31, 2006	10.24	.14	1.50	1.64	(.17)	—
October 31, 2005 (5)	10.00	.06	.24	.30	(.06)	—
Class S
October 31, 2007	11.73	.26	1.94	2.20	(.34)	(.13)
October 31, 2006	10.24	.22	1.49	1.71	(.22)	—
October 31, 2005 (5)	10.00	.10	.24	.34	(.10)	—

See accompanying notes which are an integral part of the financial statements.

90	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(e)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	% Ratio of Expenses to Average Net Assets, Gross(d)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(g)	% Portfolio Turnover Rate(c)

(.44)	13.44	19.04	2,363.25		1.14	2.49	21.79
(.19)	11.71	16.49	1,886.25		2.64	1.72	88.23
(.03)	10.23	(.95)	991.25		4.81	.21	2.39

(.44)	13.46	19.12	6,353.25		1.14	1.96	21.79
(.19)	11.72	16.48	3,096.25		2.30	1.55	88.23
(.08)	10.24	3.20	1,032.25		5.26	.78	2.39

(.47)	13.46	19.31	2,935	—	.89	.99	21.79
(.12)	11.73	8.47	93	—	2.27	.56	88.23

(.43)	13.46	19.11	2,061.25		1.14	2.28	21.79
(.11)	11.71	6.11	1,256.25		2.16	.86	88.23

(.42)	13.43	18.75	29,700.50		1.39	.96	21.79
(.17)	11.71	16.11	5,506.50		2.48	1.25	88.23
(.06)	10.24	3.03	1,701.50		5.52	.59	2.39

(.47)	13.46	19.30	4,410	—	.89	2.07	21.79
(.22)	11.73	16.84	1,666	—	1.97	2.00	88.23
(.10)	10.24	3.39	1,035	—	5.02	.99	2.39

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	91

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights — October 31, 2007

(1)	For the period March 3, 2003 (commencement of operations) to October 31, 2003.
(2)	For the period March 4, 2003 (commencement of operations) to October 31, 2003.
(3)	For the period March 5, 2003 (commencement of operations) to October 31, 2003.
(4)	For the period March 10, 2003 (commencement of operations) to October 31, 2003.
(5)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(6)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(7)	For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(8)	For the period March 29, 2006 (commencement of operations) to October 31, 2006.
(9)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(10)	For the period April 3, 2006 (commencement of operations) to October 31, 2006.
(11)	For the period May 19, 2006 (commencement of operations) to October 31, 2006.
(12)	For the period June 6, 2006 (commencement of operations) to October 31, 2006.
(13)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(14)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(15)	For the period October 3, 2006 (commencement of operations) to October 31, 2006.
(16)	For the period November 9, 2006 (commencement of operations) to October 31, 2007.
(17)	For the period December 28, 2006 (commencement of operations) to October 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for A share does not reflect a front-end sales charge.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

92	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of other of the Investment Company’s Funds (the “Underlying Funds”). Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. From time to time, each Fund may adjust its investments within set limits based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from set limits when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets per Prospectus
Asset Class/Underlying Funds	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Equities
US Equities
Diversified Equity Fund	26%	21%	15%	10%	6%
Special Growth Fund	7	6	4	3	—
Quantitative Equity Fund	25	20	15	10	5
Real Estate Securities Fund	7	6	5	3	3
International Equities
International Securities Fund	23	17	14	9	4
Emerging Markets Fund	5	4	3	2	—
Global Equity Fund	7	6	4	3	2
Bonds
Short Duration Bond Fund	—	—	—	—	20
Multistrategy Bond Fund	—	20	40	60	60

	100	100	100	100	100

Notes to Financial Statements	93

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of the Underlying Funds. The allocation of these Funds’ assets to the Underlying Funds in which it invests will become more conservative over time. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, from time to time, RIMCo expects to modify the target asset allocation for the Funds and/or the Underlying Funds in which a Fund invests. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets per Prospectus
Asset Class/Underlying Funds	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund

Equities
US Equities
Diversified Equity Fund	10%	15%	24%	26%
Special Growth Fund	2	4	7	7
Quantitative Equity Fund	10	15	24	25
Real Estate Securities Fund	3	5	7	7
International Equities
International Securities Fund	8	14	20	23
Emerging Markets Fund	2	4	5	5
Global Equity Fund	3	4	7	7
Bonds
Short Duration Bond Fund	2	—	—	—
Multistrategy Bond Fund	60	39	6	—

	100	100	100	100

Investment Objectives of the Underlying Funds:

Diversified Equity Fund

Seeks to provide long term capital growth.

Special Growth Fund

Seeks to provide long term capital growth.

Quantitative Equity Fund

Seeks to provide long term capital growth.

Real Estate Securities Fund

Seeks to provide current income and long term capital growth.

International Securities Fund

Seeks to provide long term capital growth.

Emerging Markets Fund

Seeks to provide long term capital growth.

Global Equity Fund

Seeks to provide long term capital growth.

Short Duration Bond Fund

Seeks to provide current income and preservation of capital with a focus on short duration securities.

94	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

Multistrategy Bond Fund

Seeks to provide current income and as a secondary objective, capital appreciation.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RIMCo.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal

Notes to Financial Statements	95

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds’ net assets and results of operations.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax

96	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

The Funds presented herein offer the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2007, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

Funds	Purchases	Sales

Equity Growth Strategy	$840,386,993	$341,299,012
Growth Strategy	1,378,542,611	624,697,331
Balanced Strategy	2,679,230,904	1,830,259,791
Moderate Strategy	1,013,331,419	917,335,611
Conservative Strategy	391,536,101	366,826,280
2010 Strategy	41,450,685	18,688,748
2020 Strategy	81,414,505	24,617,547
2030 Strategy	51,535,458	12,380,244
2040 Strategy	36,307,745	6,187,438

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Funds are charged an advisory fee equal to 0.20% and an administrative fee equal to 0.05% of average daily net assets. The Adviser has contractually agreed to waive the advisory fee for all Funds at least through February 29, 2008. The adviser does not have the ability to recover amounts waived for the period ended October 31, 2007 or previous periods.

Notes to Financial Statements	97

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

For the period ended October 31, 2007, the advisory fee waived by RIMCo as Adviser amounted to:

Funds	Amount

Equity Growth Strategy	$3,873,625
Growth Strategy	7,736,970
Balanced Strategy	10,861,232
Moderate Strategy	2,343,359
Conservative Strategy	924,676
2010 Strategy	40,402
2020 Strategy	113,514
2030 Strategy	80,179
2040 Strategy	57,198

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2007 were $18,592,197.

RIMCo, as transfer agent, has agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses.

For the period ended October 31, 2007, the direct operating expenses reimbursed by RIMCo as transfer agent and waived transfer agency fees amounted to:

Funds	Amount Waived	Amount Reimbursed

Equity Growth Strategy	$2,910,539	$1,548,366
Growth Strategy	5,811,190	2,884,217
Balanced Strategy	8,155,717	3,929,566
Moderate Strategy	1,172,448	964,306
Conservative Strategy	462,578	469,138
2010 Strategy	11,081	172,646
2020 Strategy	28,611	201,180
2030 Strategy	20,169	190,324
2040 Strategy	19,864	176,238

Distributor and Shareholder Servicing

Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for all Investment Company portfolio shares, including Class A, Class C, Class E, Class R2 and Class R3 shares of the Funds.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

98	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class R3 Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2007, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Equity Aggressive Strategy	$2,579
Growth Strategy	5,281
Balanced Strategy	40,079
Moderate Strategy	6,899
Conservative Strategy	2,606
2010 Strategy	26
2020 Strategy	—
2030 Strategy	—
2040 Strategy	—

For the period ended October 31, 2007, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

Funds	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Equity Aggressive Strategy	$4,229,756	$728,637
Growth Strategy	9,937,063	1,726,481
Balanced Strategy	894,010	1,628,451
Moderate Strategy	947,974	195,405
Conservative Strategy	206,665	37,711
2010 Strategy	16,295	2,761
2020 Strategy	23,240	4,004
2030 Strategy	37,552	6,296
2040 Strategy	23,861	3,715

Accrued fees payable to affiliates for the period ended October 31, 2007 were as follows:

	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Administration fees	$94,414	$183,092	$250,869	$52,100	$20,069
Distribution fees	603,725	1,161,298	1,664,534	292,161	106,220
Shareholder servicing fees	322,219	587,986	808,672	181,968	77,472
Trustee fees	170	249	350	117	92

	$1,020,528	$1,932,625	$2,724,425	$526,346	$203,853

	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund
Administration fees	$1,353	$3,655	$2,582	$1,956
Distribution fees	4,096	9,653	6,792	6,614
Shareholder servicing fees	4,810	11,999	8,844	7,866
Trustee fees	1	3	8	2

	$10,260	$25,310	$18,226	$16,438

Notes to Financial Statements	99

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Notes to Financial Statements, continued — October 31, 2007

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended October 31, 2007 with Underlying Funds which are, or were, an affiliated company are as follows:

Affiliate	Purchases Cost	Sales Cost	Income Distributions	Capital Gains Distributions

Equity Growth Strategy Fund
Diversified Equity Fund	$160,687,919	$94,765,717	$8,613,721	$16,623,902
Special Growth Fund	68,863,532	11,034,856	3,340,273	9,334,976
Quantitative Equity Fund	197,050,623	110,122,311	8,470,379	19,916,091
International Securities Fund	152,685,757	68,228,573	20,049,561	21,837,958
Emerging Markets Fund	30,493,812	23,274,747	4,260,165	8,205,250
Global Equity Fund	149,855,678	9,603,678	—	—
Real Estate Securities Fund	80,749,672	23,391,049	4,241,741	7,209,807

	$840,386,993	$340,420,931	$48,975,840	$83,127,984

Growth Strategy Fund
Diversified Equity Fund	$177,066,300	$121,719,634	$14,009,645	$27,274,140
Special Growth Fund	106,224,008	19,801,782	5,774,266	16,137,195
Quantitative Equity Fund	227,605,601	147,396,930	13,725,828	32,677,951
International Securities Fund	161,149,804	126,317,634	32,861,801	35,793,035
Emerging Markets Fund	41,919,000	40,678,073	7,120,928	13,715,195
Global Equity Fund	248,580,426	15,666,491	—	—
Real Estate Securities Fund	114,859,100	42,117,586	7,409,679	12,891,184
Multistrategy Bond Fund	301,138,372	100,450,614	34,430,630	—

	$1,378,542,611	$614,148,744	$115,332,777	$138,488,700

Balanced Strategy Fund
Diversified Equity Fund	$146,769,881	$113,073,123	$14,008,822	$27,309,816
Special Growth Fund	63,497,779	22,521,194	6,665,010	18,626,535
Quantitative Equity Fund	185,774,751	88,703,487	13,938,417	32,711,117
International Securities Fund	171,450,931	187,803,147	39,952,658	43,516,386
Emerging Markets Fund	40,190,578	46,778,358	7,877,651	15,172,675
Global Equity Fund	232,410,704	20,303,851	—	—
Real Estate Securities Fund	116,103,948	51,328,517	8,971,055	16,135,807
Multistrategy Bond Fund	1,609,064,811	202,006,548	80,390,976	—

	$2,565,263,383	$732,518,225	$171,804,589	$153,472,336

100	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

Affiliate	Purchases Cost	Sales Cost	Income Distributions	Capital Gains Distributions

Moderate Strategy Fund
Diversified Equity Fund	$18,389,934	$28,720,447	$2,128,589	$4,265,054
Special Growth Fund	9,552,376	6,223,079	1,136,095	3,175,015
Quantitative Equity Fund	23,041,215	24,701,155	2,117,434	5,110,313
International Securities Fund	26,221,124	44,321,230	6,231,836	6,787,709
Emerging Markets Fund	24,977,919	7,868,187	—	—
Global Equity Fund	38,333,910	5,219,016	—	—
Real Estate Securities Fund	17,541,395	19,428,474	1,382,471	2,788,530
Multistrategy Bond Fund	803,411,935	66,456,267	20,520,764	—

	$961,469,808	$202,937,855	$33,517,189	$22,126,621

Conservative Strategy Fund
Diversified Equity Fund	$8,941,908	$12,901,669	$529,015	$1,085,455
Quantitative Equity Fund	8,757,753	13,622,261	501,132	1,300,029
International Securities Fund	11,358,872	7,817,765	675,891	736,179
Global Equity Fund	11,230,282	2,758,550	—	—
Real Estate Securities Fund	9,431,619	7,046,178	459,286	836,034
Short Duration Bond Fund	25,819,709	191,464,818	6,888,052	—
Multistrategy Bond Fund	310,189,427	25,092,656	8,050,502	—

	$385,729,570	$260,703,897	$17,103,878	$3,957,697

2010 Strategy Fund
Diversified Equity Fund	$2,830,439	$964,426	$27,066	$43,260
Special Growth Fund	841,909	263,935	11,469	32,050
Quantitative Equity Fund	2,928,208	888,605	27,287	51,825
International Securities Fund	2,691,162	1,178,776	62,979	68,596
Emerging Markets Fund	610,392	179,935	—	—
Global Equity Fund	1,044,949	187,602	—	—
Real Estate Securities Fund	1,122,544	466,240	18,720	28,283
Short Duration Bond Fund	4,254,048	6,494,195	89,265	—
Multistrategy Bond Fund	22,358,228	2,977,454	400,065	—

	$38,681,879	$13,601,168	$636,851	$224,014

2020 Strategy Fund
Diversified Equity Fund	$11,498,200	$3,027,994	$112,176	$168,773
Special Growth Fund	3,208,815	665,137	39,672	110,868
Quantitative Equity Fund	12,011,520	2,730,079	113,518	202,150
International Securities Fund	11,061,034	3,570,971	232,923	253,700
Emerging Markets Fund	2,249,648	957,689	46,246	89,071
Global Equity Fund	3,822,107	562,629	—	—
Real Estate Securities Fund	4,493,905	957,456	74,454	90,703
Multistrategy Bond Fund	35,643,402	5,753,430	844,392	—

	$83,988,631	$18,225,385	$1,463,381	$915,265

2030 Strategy Fund
Diversified Equity Fund	$11,580,695	$3,250,882	$134,632	$218,956
Special Growth Fund	3,506,693	594,488	44,484	124,318
Quantitative Equity Fund	12,344,065	3,075,636	135,231	262,280
International Securities Fund	9,986,242	2,589,730	263,735	287,259
Emerging Markets Fund	1,946,789	688,124	56,184	108,212
Global Equity Fund	4,346,556	550,988	—	—
Real Estate Securities Fund	3,996,696	890,698	71,789	96,590
Multistrategy Bond Fund	3,827,680	1,079,954	102,404	—

	$51,535,416	$12,720,500	$808,459	$1,097,615

Notes to Financial Statements	101

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Notes to Financial Statements, continued — October 31, 2007

Affiliate	Purchases Cost	Sales Cost	Income Distributions	Capital Gains Distributions

2040 Strategy Fund
Diversified Equity Fund	$8,801,555	$1,811,065	$100,053	$156,819
Special Growth Fund	2,632,601	290,635	31,586	88,275
Quantitative Equity Fund	9,406,749	1,688,342	100,602	187,822
International Securities Fund	7,740,387	1,313,681	188,041	204,813
Emerging Markets Fund	1,553,884	450,953	40,272	77,565
Global Equity Fund	3,246,879	252,729	—	—
Real Estate Securities Fund	2,925,635	427,235	52,695	68,064

	$36,307,690	$6,234,640	$513,249	$783,358

For the period ended October 31, 2007, the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund or 2040 Strategy Fund did not own more than 5% of the voting securities in any Underlying Fund.

5.	Federal Income Taxes

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2007, the Funds had no capital loss carryforwards.

For the period ended October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Equity Growth Strategy Fund	Growth Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Cost of Investments	$1,761,324,473	$3,502,155,508	$4,967,265,551	$1,081,522,733	$440,136,429

Unrealized Appreciation	$511,709,347	$885,398,627	$1,015,010,008	$157,670,429	$36,815,792
Unrealized Depreciation	—	—	—	—	—

Net Unrealized Appreciation (Depreciation)	$511,709,347	$885,398,627	$1,015,010,008	$157,670,429	$36,815,792

Undistributed Ordinary Income	$2,358,225	$6,634,970	$10,700,665	$4,765,601	$1,087,517
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$85,650,424	$146,729,697	$171,977,354	$24,988,782	$4,196,237
Tax Composition of Distributions:
Ordinary Income	$40,830,882	$97,293,214	$163,816,370	$39,688,265	$16,772,329
Long-Term Capital Gains	$41,934,881	$77,802,179	$97,962,326	$16,965,875	$9,737,931

	2010 Strategy Fund	2020 Strategy Fund	2030 Strategy Fund	2040 Strategy Fund
Cost of Investments	$31,132,797	$82,540,071	$57,081,400	$42,573,862

Unrealized Appreciation	$1,632,161	$6,372,550	$6,218,585	$5,245,346
Unrealized Depreciation	—	—	—	—

Net Unrealized Appreciation (Depreciation)	$1,632,161	$6,372,550	$6,218,585	$5,245,346

Undistributed Ordinary Income	$98,835	$287,632	$140,055	$76,499
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$166,388	$800,280	$975,009	$752,553
Tax Composition of Distributions:
Ordinary Income	$663,017	$1,433,599	$732,301	$473,429
Long-Term Capital Gains	$119,737	$101,799	$91,922	$120,885

102	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
Equity Growth Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	13,055	9,416	$170,060	$110,447
Proceeds from reinvestment of distributions	892	160	11,107	1,819
Payments for shares redeemed	(3,354)	(1,562)	(43,909)	(18,295)

Net increase (decrease)	10,593	8,014	137,258	93,971

Class C
Proceeds from shares sold	16,879	13,818	209,627	154,921
Proceeds from reinvestment of distributions	1,878	364	22,287	3,907
Payments for shares redeemed	(6,948)	(5,484)	(86,746)	(61,228)

Net increase (decrease)	11,809	8,698	145,168	97,600

Class E
Proceeds from shares sold	8,080	6,110	103,172	70,060
Proceeds from reinvestment of distributions	1,083	305	13,264	3,384
Payments for shares redeemed	(6,105)	(5,212)	(78,544)	(59,036)

Net increase (decrease)	3,058	1,203	37,892	14,408

Class R1
Proceeds from shares sold	796	112	10,389	1,284
Proceeds from reinvestment of distributions	6	—	73	2
Payments for shares redeemed	(172)	(1)	(2,223)	(9)

Net increase (decrease)	630	111	8,239	1,277

Class R2
Proceeds from shares sold	373	1,662	4,750	19,455
Proceeds from reinvestment of distributions	79	5	967	58
Payments for shares redeemed	(208)	(120)	(2,693)	(1,424)

Net increase (decrease)	244	1,547	3,024	18,089

Class R3(3)
Proceeds from shares sold	9,103	9,161	116,246	105,456
Proceeds from reinvestment of distributions	1,781	446	21,774	4,926
Payments for shares redeemed	(6,348)	(4,066)	(81,212)	(46,661)

Net increase (decrease)	4,536	5,541	56,808	63,721

Class S
Proceeds from shares sold	11,141	9,138	145,366	106,965
Proceeds from reinvestment of distributions	930	237	11,545	2,688
Payments for shares redeemed	(7,858)	(3,758)	(103,322)	(43,785)

Net increase (decrease)	4,213	5,617	53,589	65,868

Total increase (decrease)	35,083	30,731	$441,978	$354,934

Notes to Financial Statements	103

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Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Growth Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	25,662	24,393	$328,785	$286,986
Proceeds from reinvestment of distributions	3,130	857	39,074	9,986
Payments for shares redeemed	(6,687)	(4,141)	(86,175)	(48,906)

Net increase (decrease)	22,105	21,109	281,684	248,066

Class C
Proceeds from shares sold	26,590	25,134	338,379	293,331
Proceeds from reinvestment of distributions	3,224	813	39,648	9,301
Payments for shares redeemed	(12,899)	(9,615)	(165,014)	(112,051)

Net increase (decrease)	16,915	16,332	213,013	190,581

Class E
Proceeds from shares sold	12,254	11,277	156,909	132,319
Proceeds from reinvestment of distributions	2,265	800	28,263	9,290
Payments for shares redeemed	(8,993)	(7,916)	(115,825)	(92,603)

Net increase (decrease)	5,526	4,161	69,347	49,006

Class R1
Proceeds from shares sold	1,143	147	14,798	1,694
Proceeds from reinvestment of distributions	28	1	354	11
Payments for shares redeemed	(195)	—	(2,489)	(1)

Net increase (decrease)	976	148	12,663	1,704

Class R2
Proceeds from shares sold	464	960	5,918	11,471
Proceeds from reinvestment of distributions	50	8	620	94
Payments for shares redeemed	(148)	(115)	(1,921)	(1,382)

Net increase (decrease)	366	853	4,617	10,183

Class R3(3)
Proceeds from shares sold	11,128	12,397	143,042	146,016
Proceeds from reinvestment of distributions	3,346	1,116	41,753	12,971
Payments for shares redeemed	(8,379)	(4,163)	(108,206)	(48,966)

Net increase (decrease)	6,095	9,350	76,589	110,021

Class S
Proceeds from shares sold	13,660	13,215	176,462	155,660
Proceeds from reinvestment of distributions	1,726	638	21,685	7,464
Payments for shares redeemed	(12,782)	(8,492)	(165,858)	(100,002)

Net increase (decrease)	2,604	5,361	32,289	63,122

Total increase (decrease)	54,587	57,314	$690,202	$672,683

104	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Balanced Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	30,989	33,691	$384,180	$390,271
Proceeds from reinvestment of distributions	4,710	1,831	57,433	21,147
Payments for shares redeemed	(14,254)	(7,740)	(176,923)	(89,667)

Net increase (decrease)	21,445	27,782	264,690	321,751

Class C
Proceeds from shares sold	41,510	38,041	511,730	438,872
Proceeds from reinvestment of distributions	5,296	2,024	63,959	23,154
Payments for shares redeemed	(20,573)	(18,581)	(253,738)	(213,793)

Net increase (decrease)	26,233	21,484	321,951	248,233

Class E
Proceeds from shares sold	15,730	13,696	195,313	159,160
Proceeds from reinvestment of distributions	2,886	1,334	35,239	15,399
Payments for shares redeemed	(11,136)	(10,601)	(138,689)	(122,935)

Net increase (decrease)	7,480	4,429	91,863	51,624

Class R1
Proceeds from shares sold	1,790	358	22,407	4,173
Proceeds from reinvestment of distributions	60	3	741	36
Payments for shares redeemed	(149)	(11)	(1,863)	(122)

Net increase (decrease)	1,701	350	21,285	4,087

Class R2
Proceeds from shares sold	745	1,315	9,179	15,201
Proceeds from reinvestment of distributions	79	16	964	183
Payments for shares redeemed	(338)	(97)	(4,193)	(1,144)

Net increase (decrease)	486	1,234	5,950	14,240

Class R3(3)
Proceeds from shares sold	17,043	15,268	212,147	177,564
Proceeds from reinvestment of distributions	4,893	2,214	59,637	25,556
Payments for shares redeemed	(14,804)	(6,079)	(184,826)	(70,592)

Net increase (decrease)	7,132	11,403	86,958	132,528

Class S
Proceeds from shares sold	24,886	21,018	311,093	245,739
Proceeds from reinvestment of distributions	2,954	1,383	36,234	16,059
Payments for shares redeemed	(27,611)	(12,921)	(347,137)	(150,829)

Net increase (decrease)	229	9,480	190	110,969

Total increase (decrease)	64,706	76,162	$792,887	$883,432

Notes to Financial Statements	105

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Moderate Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	5,814	4,731	$67,785	$52,681
Proceeds from reinvestment of distributions	756	399	8,719	4,444
Payments for shares redeemed	(3,400)	(2,005)	(39,680)	(22,390)

Net increase (decrease)	3,170	3,125	36,824	34,735

Class C
Proceeds from shares sold	6,915	8,818	80,137	97,636
Proceeds from reinvestment of distributions	966	468	11,074	5,190
Payments for shares redeemed	(8,050)	(4,352)	(92,709)	(48,365)

Net increase (decrease)	(169)	4,934	(1,498)	54,461

Class E
Proceeds from shares sold	5,954	5,555	69,478	61,913
Proceeds from reinvestment of distributions	867	502	10,004	5,591
Payments for shares redeemed	(5,352)	(5,488)	(62,464)	(61,186)

Net increase (decrease)	1,469	569	17,018	6,318

Class R1
Proceeds from shares sold	204	—	2,376	—
Proceeds from reinvestment of distributions	3	—	30	—
Payments for shares redeemed	(34)	—	(397)	—

Net increase (decrease)	173	—	2,009	—

Class R2
Proceeds from shares sold	231	237	2,665	2,672
Proceeds from reinvestment of distributions	12	3	134	36
Payments for shares redeemed	(49)	(97)	(572)	(1,090)

Net increase (decrease)	194	143	2,227	1,618

Class R3(3)
Proceeds from shares sold	5,097	5,196	59,503	58,041
Proceeds from reinvestment of distributions	1,579	910	18,257	10,164
Payments for shares redeemed	(5,703)	(3,181)	(66,718)	(35,510)

Net increase (decrease)	973	2,925	11,042	32,695

Class S
Proceeds from shares sold	8,119	4,025	94,417	45,044
Proceeds from reinvestment of distributions	574	343	6,650	3,830
Payments for shares redeemed	(6,566)	(3,877)	(76,874)	(43,385)

Net increase (decrease)	2,127	491	24,193	5,489

Total increase (decrease)	7,937	12,187	$91,815	$135,316

106	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Conservative Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	1,721	1,659	$18,654	$17,916
Proceeds from reinvestment of distributions	241	133	2,595	1,428
Payments for shares redeemed	(1,425)	(1,340)	(15,496)	(14,432)

Net increase (decrease)	537	452	5,753	4,912

Class C
Proceeds from shares sold	3,293	2,198	35,593	23,592
Proceeds from reinvestment of distributions	399	235	4,284	2,515
Payments for shares redeemed	(3,361)	(3,357)	(36,263)	(36,070)

Net increase (decrease)	331	(924)	3,614	(9,963)

Class E
Proceeds from shares sold	2,748	2,461	29,955	26,529
Proceeds from reinvestment of distributions	459	386	4,957	4,155
Payments for shares redeemed	(2,913)	(12,708)	(31,656)	(137,627)

Net increase (decrease)	294	(9,861)	3,256	(106,943)

Class R1
Proceeds from shares sold	214	—	2,317	—
Proceeds from reinvestment of distributions	4	—	40	—
Payments for shares redeemed	(45)	—	(491)	—

Net increase (decrease)	173	—	1,866	—

Class R2
Proceeds from shares sold	165	226	1,787	2,454
Proceeds from reinvestment of distributions	12	4	129	47
Payments for shares redeemed	(25)	(97)	(273)	(1,045)

Net increase (decrease)	152	133	1,643	1,456

Class R3(3)
Proceeds from shares sold	3,391	3,663	36,998	39,750
Proceeds from reinvestment of distributions	1,005	564	10,879	6,096
Payments for shares redeemed	(3,859)	(2,456)	(42,140)	(26,603)

Net increase (decrease)	537	1,771	5,737	19,243

Class S
Proceeds from shares sold	3,735	1,869	40,640	20,258
Proceeds from reinvestment of distributions	264	157	2,858	1,697
Payments for shares redeemed	(3,147)	(1,962)	(34,345)	(21,288)

Net increase (decrease)	852	64	9,153	667

Total increase (decrease)	2,876	(8,365)	$31,022	$(90,628)

Notes to Financial Statements	107

Russell Investment Company

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Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2010 Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	84	57	$922	$592
Proceeds from reinvestment of distributions	8	3	87	35
Payments for shares redeemed	(79)	—	(873)	—

Net increase (decrease)	13	60	136	627

Class E
Proceeds from shares sold	349	143	3,822	1,502
Proceeds from reinvestment of distributions	12	3	128	32
Payments for shares redeemed	(79)	(111)	(868)	(1,178)

Net increase (decrease)	282	35	3,082	356

Class R1
Proceeds from shares sold	453	16	5,013	165
Proceeds from reinvestment of distributions	7	—	77	2
Payments for shares redeemed	(26)	(2)	(285)	(24)

Net increase (decrease)	434	14	4,805	143

Class R2
Proceeds from shares sold	61	—	673	—
Proceeds from reinvestment of distributions	1	—	9	—
Payments for shares redeemed	(2)	—	(17)	—

Net increase (decrease)	60	—	665	—

Class R3(3)
Proceeds from shares sold	1,590	334	17,525	3,539
Proceeds from reinvestment of distributions	29	5	315	55
Payments for shares redeemed	(451)	(145)	(4,990)	(1,527)

Net increase (decrease)	1,168	194	12,850	2,067

Class S
Proceeds from shares sold	317	125	3,497	1,314
Proceeds from reinvestment of distributions	15	3	166	35
Payments for shares redeemed	(233)	(105)	(2,559)	(1,119)

Net increase (decrease)	99	23	1,104	230

Total increase (decrease)	2,056	326	$22,642	$3,423

108	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2020 Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	96	93	$1,116	$988
Proceeds from reinvestment of distributions	4	3	41	32
Payments for shares redeemed	(130)	—	(1,483)	(5)

Net increase (decrease)	(30)	96	(326)	1,015

Class E
Proceeds from shares sold	686	199	7,950	2,124
Proceeds from reinvestment of distributions	13	3	146	31
Payments for shares redeemed	(122)	(114)	(1,450)	(1,189)

Net increase (decrease)	577	88	6,646	966

Class R1
Proceeds from shares sold	1,675	62	19,705	660
Proceeds from reinvestment of distributions	32	1	369	7
Payments for shares redeemed	(224)	—	(2,640)	(3)

Net increase (decrease)	1,483	63	17,434	664

Class R2
Proceeds from shares sold	281	57	3,267	623
Proceeds from reinvestment of distributions	5	—	55	3
Payments for shares redeemed	(10)	—	(112)	(1)

Net increase (decrease)	276	57	3,210	625

Class R3(3)
Proceeds from shares sold	3,901	734	45,547	7,879
Proceeds from reinvestment of distributions	52	9	608	92
Payments for shares redeemed	(1,232)	(62)	(14,581)	(670)

Net increase (decrease)	2,721	681	31,574	7,301

Class S
Proceeds from shares sold	608	540	7,055	5,803
Proceeds from reinvestment of distributions	27	6	315	60
Payments for shares redeemed	(358)	(117)	(4,197)	(1,247)

Net increase (decrease)	277	429	3,173	4,616

Total increase (decrease)	5,304	1,414	$61,711	$15,187

Notes to Financial Statements	109

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2030 Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	97	246	$1,188	$2,643
Proceeds from reinvestment of distributions	8	4	92	38
Payments for shares redeemed	(70)	(99)	(847)	(1,081)

Net increase (decrease)	35	151	433	1,600

Class E
Proceeds from shares sold	560	418	6,785	4,593
Proceeds from reinvestment of distributions	16	3	185	32
Payments for shares redeemed	(183)	(122)	(2,212)	(1,343)

Net increase (decrease)	393	299	4,758	3,282

Class R1
Proceeds from shares sold	640	30	8,012	323
Proceeds from reinvestment of distributions	3	—	34	3
Payments for shares redeemed	(25)	—	(312)	(3)

Net increase (decrease)	618	30	7,734	323

Class R2
Proceeds from shares sold	208	55	2,506	610
Proceeds from reinvestment of distributions	2	—	29	2
Payments for shares redeemed	(11)	—	(136)	—

Net increase (decrease)	199	55	2,399	612

Class R3(3)
Proceeds from shares sold	2,093	729	25,650	7,944
Proceeds from reinvestment of distributions	26	6	310	63
Payments for shares redeemed	(626)	(162)	(7,673)	(1,754)

Net increase (decrease)	1,493	573	18,287	6,253

Class S
Proceeds from shares sold	634	252	7,692	2,780
Proceeds from reinvestment of distributions	14	3	167	32
Payments for shares redeemed	(267)	(139)	(3,315)	(1,534)

Net increase (decrease)	381	116	4,544	1,278

Total increase (decrease)	3,119	1,224	$38,155	$13,348

110	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
2040 Strategy Fund	2007	2006	2007	2006

Class A
Proceeds from shares sold	67	63	$842	$674
Proceeds from reinvestment of distributions	6	2	70	25
Payments for shares redeemed	(58)	(1)	(723)	(14)

Net increase (decrease)	15	64	189	685

Class E
Proceeds from shares sold	280	282	3,396	3,104
Proceeds from reinvestment of distributions	12	2	146	27
Payments for shares redeemed	(84)	(121)	(1,051)	(1,308)

Net increase (decrease)	208	163	2,491	1,823

Class R1
Proceeds from shares sold	238	8	3,006	86
Proceeds from reinvestment of distributions	1	—	15	1
Payments for shares redeemed	(29)	—	(357)	—

Net increase (decrease)	210	8	2,664	87

Class R2
Proceeds from shares sold	68	106	850	1,188
Proceeds from reinvestment of distributions	4	1	47	10
Payments for shares redeemed	(26)	—	(322)	—

Net increase (decrease)	46	107	575	1,198

Class R3(3)
Proceeds from shares sold	2,140	444	26,363	4,863
Proceeds from reinvestment of distributions	19	4	227	44
Payments for shares redeemed	(418)	(144)	(5,256)	(1,584)

Net increase (decrease)	1,741	304	21,334	3,323

Class S
Proceeds from shares sold	286	162	3,520	1,824
Proceeds from reinvestment of distributions	7	3	89	30
Payments for shares redeemed	(107)	(124)	(1,344)	(1,438)

Net increase (decrease)	186	41	2,265	416

Total increase (decrease)	2,406	687	$29,518	$7,532

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in

Notes to Financial Statements	111

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The funds did not participate in the credit facility for the period ended October 31, 2007.

8.	Record Ownership

As of October 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

Funds	# of Shareholders	%
Equity Growth Strategy	2	27.6
Growth Strategy	1	16.2
Balanced Strategy	1	15.1
Moderate Strategy	1	22.7
Conservative Strategy	2	39.4
2010 Strategy	3	49.6	*
2020 Strategy	3	49.0	*
2030 Strategy	3	56.1	*
2040 Strategy	4	61.7	*

*	Northwestern Mutual Life Insurance Company separate accounts were a shareholder in the Fund.

9.	Dividends

On December 18, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 21, 2007 to shareholders on record December 19, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Equity Growth Strategy – Class A	$0.4655	$0.0144	$0.5175
Equity Growth Strategy – Class C	0.4482	0.0144	0.5175
Equity Growth Strategy – Class E	0.4654	0.0144	0.5175
Equity Growth Strategy – Class R1	0.4714	0.0144	0.5175
Equity Growth Strategy – Class R2	0.4666	0.0144	0.5175
Equity Growth Strategy – Class R3	0.4591	0.0144	0.5175
Equity Growth Strategy – Class S	0.4714	0.0144	0.5175
Growth Strategy – Class A	0.4027	0.0206	0.4543
Growth Strategy – Class C	0.3847	0.0206	0.4543
Growth Strategy – Class E	0.4025	0.0206	0.4543
Growth Strategy – Class R1	0.4085	0.0206	0.4543
Growth Strategy – Class R2	0.4051	0.0206	0.4543
Growth Strategy – Class R3	0.3963	0.0206	0.4543
Growth Strategy – Class S	0.4085	0.0206	0.4543
Balanced Strategy – Class A	0.3504	0.0233	0.3734
Balanced Strategy – Class C	0.3330	0.0233	0.3734
Balanced Strategy – Class E	0.3502	0.0233	0.3734
Balanced Strategy – Class R1	0.3560	0.0233	0.3734
Balanced Strategy – Class R2	0.3532	0.0233	0.3734
Balanced Strategy – Class R3	0.3441	0.0233	0.3734
Balanced Strategy – Class S	0.3560	0.0233	0.3734
Moderate Strategy – Class A	0.2774	0.0460	0.2412
Moderate Strategy – Class C	0.2613	0.0460	0.2412
Moderate Strategy – Class E	0.2773	0.0460	0.2412
Moderate Strategy – Class R1	0.2826	0.0460	0.2412
Moderate Strategy – Class R2	0.2797	0.0460	0.2412
Moderate Strategy – Class R3	0.2718	0.0460	0.2412
Moderate Strategy – Class S	0.2826	0.0460	0.2412

112	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2007

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Conservative Strategy – Class A	0.1908	0.0257	0.0972
Conservative Strategy – Class C	0.1756	0.0257	0.0972
Conservative Strategy – Class E	0.1906	0.0257	0.0972
Conservative Strategy – Class R1	0.1955	0.0257	0.0972
Conservative Strategy – Class R2	0.1924	0.0257	0.0972
Conservative Strategy – Class R3	0.1857	0.0257	0.0972
Conservative Strategy – Class S	0.1955	0.0257	0.0972
2010 Strategy Class – Class A	0.2493	0.0307	0.0517
2010 Strategy Class – Class E	0.2496	0.0307	0.0517
2010 Strategy Class – Class R1	0.2545	0.0307	0.0517
2010 Strategy Class – Class R2	0.2538	0.0307	0.0517
2010 Strategy Class – Class R3	0.2420	0.0307	0.0517
2010 Strategy Class – Class S	0.2545	0.0307	0.0517
2020 Strategy Class – Class A	0.3218	0.0372	0.1015
2020 Strategy Class – Class E	0.3218	0.0372	0.1015
2020 Strategy Class – Class R1	0.3273	0.0372	0.1015
2020 Strategy Class – Class R2	0.3261	0.0372	0.1015
2020 Strategy Class – Class R3	0.3138	0.0372	0.1015
2020 Strategy Class – Class S	0.3273	0.0372	0.1015
2030 Strategy Class – Class A	0.3938	0.0240	0.1610
2030 Strategy Class – Class E	0.3934	0.0240	0.1610
2030 Strategy Class – Class R1	0.3993	0.0240	0.1610
2030 Strategy Class – Class R2	0.3983	0.0240	0.1610
2030 Strategy Class – Class R3	0.3861	0.0240	0.1610
2030 Strategy Class – Class S	0.3993	0.0240	0.1610
2040 Strategy Class – Class A	0.4043	0.0168	0.1650
2040 Strategy Class – Class E	0.4042	0.0168	0.1650
2040 Strategy Class – Class R1	0.4100	0.0168	0.1650
2040 Strategy Class – Class R2	0.4091	0.0168	0.1650
2040 Strategy Class – Class R3	0.3975	0.0168	0.1650
2040 Strategy Class – Class S	0.4100	0.0168	0.1650

Notes to Financial Statements	113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Growth Strategy Fund, Growth Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund (nine of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

114	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds

Tax Information — October 31, 2007 (Unaudited)

For the tax year ended October 31, 2007, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity Growth Strategy Fund	24.6%
Growth Strategy Fund	16.7%
Balanced Strategy Fund	10.1%
Moderate Strategy Fund	6.1%
Conservative Strategy Fund	3.3%
2010 Strategy Fund	4.6%
2020 Strategy Fund	8.2%
2030 Strategy Fund	20.1%
2040 Strategy Fund	24.8%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2007:

Equity Growth Strategy Fund	$41,934,881
Growth Strategy Fund	77,802,179
Balanced Strategy Fund	97,962,326
Moderate Strategy Fund	16,965,875
Conservative Strategy Fund	9,737,931
2010 Strategy Fund	119,737
2020 Strategy Fund	101,799
2030 Strategy Fund	91,922
2040 Strategy Fund	120,885

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	115

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the ‘‘RIMCo Agreement’’) and the portfolio management contract with each Money Manager of the Underlying Funds (collectively, the ‘‘portfolio management contracts’’) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, and the management of the Funds and the Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; (2) information (the ‘‘Third-Party Information’’) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (‘‘Comparable Funds’’) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds and the Underlying Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and Underlying Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or

116	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund. The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each such Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund and the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of each of the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund (each a ‘‘Participating Underlying Fund’’) utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ and the Underlying Funds’ investment advisory fees. In discussing whether the Funds’ and the Underlying Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in

Basis for Approval of Investment Advisory Contracts	117

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Funds than that of some of their respective Comparable Funds. Among other things, RIMCo stated that the strategies pursued by the Underlying Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time. RIMCo stated that certain Funds have lower allocations to equity Underlying Funds and higher allocations to fixed income Underlying Funds than some of their respective Comparable Funds, and as a result, other Funds had lower performance than that of some of their Comparable Funds during the periods covered by the Third-Party Information.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds and Underlying Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment advisory fees for each Fund or Underlying Fund appropriately reflect any economies of scale realized by that fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds] must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and the Underlying Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., (“RFD”) the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

118	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Also, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the Real Estate Securities Fund and the International Securities Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the Multistrategy Bond Fund, the Emerging Markets Fund and the International Securities Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the Global Equity Fund, the Diversified Equity Fund, the Special Growth Fund, the Multistrategy Bond Fund and the Short Duration Bond Fund; at that same meeting, to effect a money manager change for the Diversified Equity Fund and the International Securities Fund resulting from a change of control of one of these Funds’ Money Managers; (4) at a meeting held on October 26, 2007, to effect a money manager change for the Diversified Equity Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	119

Russell Investment Company

LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

120	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	121

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, • Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

122	Disclosure of Information about Fund Directors

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Directors	123

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• April 2002–May 2005, Manager, Global Regulatory Policy

• 1998–2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, RIMCo

• Chairman of the Board, President and CEO, RFD

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• Until 2004, Managing Director of Individual Investor Services, FRC

• 2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998 CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

124	Disclosure of Information about Fund Directors

Russell Investment Company

LifePoints Funds

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.

Vote:

	For	Against
Greg J. Stark	6,275,366,242.443	238,500,496.197
Thaddas L. Alston	6,275,783,094.828	238,083,643.812
Kristianne Blake	6,438,961,734.968	74,905,003.672
Daniel P. Connealy	6,441,243,550.495	72,623,188.145
Jonathan Fine	6,434,295,116.486	79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918	73,944,094.722
Jack R. Thompson	6,441,278,003.434	72,588,735.206
Julie W. Weston	6,440,367,146.888	73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Equity Growth Strategy Fund	72,956,303.128	3,142,358.523	1,747,671.915
Growth Strategy Fund	154,460,043.239	5,189,657.664	2,902,627.397
Balanced Strategy Fund	232,755,843.287	11,093,881.508	6,294,915.642
Moderate Strategy Fund	54,026,609.687	1,742,059.658	1,569,886.263
Conservative Strategy Fund	21,481,078.416	597,111.471	420,829.261
2010 Strategy Fund	1,029,574.276	154,811.322	3,516.228
2020 Strategy Fund	2,425,028.424	382,034.554	6,389.229
2030 Strategy Fund	1,904,259.519	259,507.003	815.958
2040 Strategy Fund	1,017,607.086	283,486.127	5,048.018

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Equity Growth Strategy Fund	72,953,366.255	3,200,106.567	1,692,860.745
Growth Strategy Fund	154,468,843.131	5,063,106.594	3,020,378.575
Balanced Strategy Fund	232,910,697.609	10,836,083.119	6,397,859.709
Moderate Strategy Fund	54,014,410.719	1,782,063.080	1,542,081.810
Conservative Strategy Fund	21,475,219.808	595,569.079	428,230.261

Matter Submitted to a Vote of Shareholders	125

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2007

Diversified Equity Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

Delphi Management, Inc., Boston, MA

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

Quantitative Equity Fund

Aronson + Johnson + Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Ltd., London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

126	Manager, Money Managers and Service Providers

LifePoints® Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Global Equity Fund

Altrinsic Global Advisors, LLC, Stamford, CT

ClariVest Asset Management, LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

T. Rowe Price International, Inc., Baltimore, MD

Short Duration Bond Fund

Merganser Capital Management, L.P., Boston, MA

Pacific Investment Management Company LLC, Newport Beach, CA

STW Fixed Income Management, Carpinteria, CA

Multistrategy Bond Fund

Bear Stearns Asset Management Inc., New York, NY

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Drake Capital Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Cambridge, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	127

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-022 (1 10/07)

MONEY MARKET FUND

2007 Annual Report

CLASS A AND S SHARES

MONEY MARKET FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Money Market Fund

Annual Report

October 31, 2007

Russell Investment Company – Money Market Fund.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets—and the people who make investment decisions in them—extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Money Market Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,026.50	$1,023.89
Expenses Paid During Period*	$1.33	$1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,027.00	$1,024.40
Expenses Paid During Period*	$0.82	$0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

4	Shareholder Expense Example

Russell Investment Company

Money Market Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Corporate Bonds and Notes - 41.5%
AIG Matched Funding Corp. (Ê)	166,500	5.035	12/17/07	166,494
Bank of America Corp.	50,000	5.500	11/17/07	50,000
Barclays Bank PLC	50,000	5.400	07/01/08	50,000
Bear Stearns Cos., Inc. (The) (Ê)	260,000	5.438	11/01/07	260,000
BNP Paribas (Ê)	100,000	5.330	05/07/08	99,995
BNP Paribas (Ê)	99,000	5.500	05/19/08	99,000
Caterpillar Financial Services Corp. (Ê)	20,000	5.214	04/17/08	20,001
Citigroup, Inc. (Ê)	10,000	5.409	05/02/08	9,999
Commonwealth Bank of Australia (Ê)	27,400	5.485	02/28/08	27,376
Credit Agricole (Ê)	75,000	5.180	10/21/08	74,986
General Electric Capital Corp. (Ê)	62,230	5.293	01/15/08	62,217
General Electric Capital Corp. (Ê)	23,650	5.661	03/04/08	23,661
General Electric Capital Corp. (Ê)	57,000	5.303	04/15/08	57,025
General Electric Capital Corp. (Ê)	5,000	5.111	07/28/08	5,000
General Electric Capital Corp. (Ê)	25,000	5.068	08/22/08	24,996
Goldman Sachs Group, Inc. (Ê)	6,100	5.111	07/29/08	6,105
HSBC Finance Corp. (Ê)(Þ)	5,000	5.500	05/09/08	4,999
HSBC Finance Corp. (Ê)(Þ)	50,000	5.500	05/21/08	50,008
Lehman Brothers Holdings, Inc. (Ê)	19,000	5.260	04/02/08	19,004
Lehman Brothers Holdings, Inc. (Ê)	13,000	5.536	05/29/08	13,004
Lehman Brothers Holdings, Inc. (Ê)	57,000	5.510	09/26/08	57,000
MBNA Corp. (Ê)	55,000	5.790	05/05/08	55,067
Merrill Lynch & Co., Inc. (Ê)	55,000	5.175	04/10/08	55,000
Merrill Lynch & Co., Inc. (Ê)	97,000	5.794	06/16/08	97,076
Merrill Lynch & Co., Inc. (Ê)	15,000	5.342	08/22/08	15,000
Merrill Lynch & Co., Inc. (Ê)	9,000	5.585	08/22/08	9,007
Metropolitan Life Insurance Co. (Ê)(Å)	75,000	5.450	11/12/07	75,000
Morgan Stanley (Ê)	93,361	5.334	01/18/08	93,391
Morgan Stanley (Ê)	25,000	5.770	03/07/08	25,006
Morgan Stanley (Ê)	90,000	4.930	10/03/08	90,000
New York Life Capital Corp. (Ê)	50,000	5.570	11/16/07	50,000
New York Life Capital Corp. (Ê)(Å)	150,000	5.580	05/15/08	150,000
Principal Life Income Funding (Ê)	30,800	5.508	11/15/07	30,800
Protective Life Insurance Co. (Ê)(Å)	50,000	5.655	02/23/08	50,000
Protective Life Secured Trust (Ê)	55,000	5.323	01/14/08	55,011
Protective Life Secured Trust (Ê)	49,000	5.620	05/16/08	49,030
Royal Bank of Scotland Group PLC (Ê)	38,700	5.238	12/21/07	38,695
Royal Bank of Scotland Group PLC (Ê)	100,000	5.219	04/18/08	99,888
Royal Bank of Scotland Group PLC (Ê)	30,000	5.233	07/07/08	30,003
Royal Bank of Scotland Group PLC (Ê)	25,000	5.230	07/21/08	25,013
Suntrust Bank (Ê)	25,000	4.809	01/28/08	24,996
Tango Finance Corp. (Ê)(Þ)	75,000	5.049	07/25/08	74,995

Total Corporate Bonds and Notes (amortized cost $2,373,848)				2,373,848

Registered Investment Company Funds - 2.8%
Merrill Lynch Premier Institutional Fund	361,495			361
Reserve Primary Fund Class Institutional	160,000,043			160,000

Total Registered Investment Company Funds (amortized cost $160,361)				160,361

Schedule of Investments	5

Russell Investment Company

Money Market Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Domestic Commercial Paper - 44.1%
Barclays US Funding LLC	50,000	5.040	02/29/08	49,212
Citigroup Funding, Inc.	60,000	5.200	11/27/07	59,771
Citigroup Funding, Inc.	75,000	5.160	02/01/08	74,082
Co-Op Association of Tractor Dealers - Series B	37,410	5.290	11/13/07	37,348
Co-Op Association of Tractor Dealers - Series B	8,000	5.230	11/14/07	7,985
Co-Op Association of Tractor Dealers - Series B	14,027	5.300	11/16/07	13,995
Co-Op Association of Tractor Dealers - Series B	9,000	5.290	11/20/07	8,975
Co-Op Association of Tractor Dealers - Series B	4,999	5.230	11/21/07	4,985
Co-Op Association of Tractor Dealers - Series B	5,000	4.950	11/28/07	4,982
Co-Op Association of Tractor Dealers - Series B	6,410	5.250	12/11/07	6,373
Co-Op Association of Tractor Dealers - Series B	19,463	5.250	12/28/07	19,302
Co-Op Association of Tractor Dealers - Series B	8,230	5.270	01/10/08	8,146
Co-Op Association of Tractor Dealers - Series B	8,420	5.150	04/09/08	8,230
Co-Op Association of Tractor Dealers - Series B	12,500	5.180	04/11/08	12,213
Co-Op Association of Tractor Dealers - Series B	9,140	4.850	04/17/08	8,935
Co-Op Association of Tractor Dealers - Series B	38,807	4.850	04/25/08	37,901
Curzon Funding LLC	50,000	5.250	12/20/07	49,645
Curzon Funding LLC	100,000	5.190	01/17/08	98,890
Curzon Funding LLC	50,000	4.870	03/03/08	49,175
Curzon Funding LLC	50,000	5.100	04/16/08	48,826
Dealers Capital Access Trust	6,381	6.150	11/09/07	6,373
Dealers Capital Access Trust	15,250	4.950	11/28/07	15,195
Dealers Capital Access Trust	7,031	5.120	11/30/07	7,002
Dealers Capital Access Trust	12,000	5.180	01/04/08	11,892
Dealers Capital Access Trust	22,000	5.010	01/11/08	21,786
Dealers Capital Access Trust	7,220	5.150	01/22/08	7,137
Dealers Capital Access Trust	2,087	6.000	03/10/08	2,043
Falcon Asset Securitization Co. LLC	75,000	6.200	12/14/07	74,449
Galleon Capital LLC	6,290	5.320	11/01/07	6,290
Galleon Capital LLC	50,000	4.910	11/26/07	49,831
Giro Balanced Funding Corp.	150,000	6.050	11/01/07	150,000
Giro Balanced Funding Corp. (Ê)	50,000	5.674	12/17/07	50,000
Giro Balanced Funding Corp.	20,000	5.340	01/18/08	20,000
Lockhart Funding LLC	174,021	5.400	11/07/07	173,867
Lockhart Funding LLC	50,000	5.900	11/20/07	49,846
Long Lane Master Trust IV	75,000	5.900	11/28/07	74,668
Long Lane Master Trust IV	75,000	6.120	12/10/07	74,504
Long Lane Master Trust IV	35,000	4.840	01/28/08	34,590
Louis Dreyfus Corp.	34,350	5.040	11/19/07	34,265
Louis Dreyfus Corp.	6,389	5.080	11/20/07	6,372
Louis Dreyfus Corp.	28,287	5.060	11/26/07	28,188
Louis Dreyfus Corp.	18,179	4.930	11/27/07	18,115
Louis Dreyfus Corp.	31,512	5.060	11/27/07	31,397
Manhattan Asset Funding Co.	79,535	4.900	11/28/07	79,247
Manhattan Asset Funding Co.	10,000	5.025	01/24/08	9,884
NATC California LLC	18,437	5.260	01/10/08	18,252
NATC California LLC	65,400	5.260	01/11/08	64,733

6	Schedule of Investments

Russell Investment Company

Money Market Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Three Pillars Funding	50,000	5.240	11/07/07	49,957
Three Pillars Funding	50,000	5.230	11/15/07	49,900
Three Pillars Funding	25,000	5.240	11/28/07	24,909
Three Pillars Funding	75,000	5.240	01/16/08	74,177
Three Rivers Funding Corp.	50,000	5.550	11/15/07	49,895
Three Rivers Funding Corp.	100,000	5.550	11/16/07	99,788
UBS Finance Delaware LLC	50,000	4.960	02/25/08	49,224
UBS Finance Delaware LLC	100,000	5.480	03/10/08	98,090
UBS Finance Delaware LLC	50,000	5.510	03/13/08	49,019
Victory Receivables Corp.	50,000	5.150	01/18/08	49,451
Victory Receivables Corp.	30,094	5.100	01/24/08	29,736
Victory Receivables Corp.	75,000	5.320	01/31/08	73,998
Westpac Banking Corp.	48,640	5.245	11/01/07	48,640
Westpac Securities NZ Ltd.	4,100	5.270	11/06/07	4,097
Westpac Securities NZ Ltd.	40,452	5.180	11/26/07	40,305

Total Domestic Commercial Paper (amortized cost $2,520,083)				2,520,083

Eurodollar Certificate of Deposit - 1.4%
Union Bank of California	81,394	4.813	11/01/07	81,394

Total Eurodollar Certificate of Deposit (amortized cost $81,394)				81,394

United States Government Agency - 0.1%
AID to INH Portugal Guaranteed Note, weekly demand (LIBOR Floater) (Ê)(ß)	6,563	5.139	12/01/17	6,619

Total United States Government Agencies (amortized cost $6,619)				6,619

Yankee Certificates of Deposit - 10.1%
Bank of Montreal (Chicago) (Ê)	100,000	5.465	05/22/08	100,000
Bank of Montreal (Chicago)	25,000	5.320	05/23/08	25,000
Barclays Bank PLC (New York)	50,000	5.320	01/16/08	50,000
Barclays Bank PLC (New York) (Ê)	37,600	5.021	03/17/08	37,577
Barclays Bank PLC (New York)	30,000	5.400	06/09/08	30,000
Calyon (New York) (Ê)	12,400	5.350	05/19/08	12,385
Deutsche Bank Financial, Inc.	127,200	5.270	04/10/08	127,204
Royal Bank of Scotland PLC (New York) (Ê)	40,000	5.043	02/25/08	40,001
Royal Bank of Scotland PLC (New York) (Ê)	16,800	4.801	03/26/08	16,786
Royal Bank of Scotland PLC (New York) (Ê)	10,800	5.066	04/03/08	10,791
Societe Generale (New York)	100,000	5.417	07/03/08	100,000
UBS AG (Stamford)	27,000	5.105	04/01/08	26,996

Total Yankee Certificates of Deposit (amortized cost $576,740)				576,740

Total Investments - 100.0% (amortized cost $5,719,045) (†)				5,719,045

Other Assets and Liabilities, Net - 0.0%				2,243

Net Assets - 100.0%				5,721,288

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments	7

Russell Investment Company

Money Market Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Corporate Bonds and Notes	41.5
Registered Investment Company Funds	2.8
Domestic Commercial Paper	44.1
Eurodollar Certificate of Deposit	1.4
United States Government Agency	0.1
Yankee Certificates of Deposit	10.1

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

8	Schedule of Investments

Russell Investment Company

Money Market Fund

Notes to Schedules of Investments — October 31, 2007

Footnotes:

(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ß)	Illiquid security.
(†)	The identified cost for Federal income tax purpose is the same as shown above.
#	All securities with a maturity date greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(Å)	Illiquid and restricted security.
(Þ)	Security issued by a structured investment vehicle.

Abbreviations:

LIBOR - London Interbank Offered Rate

Notes to Schedules of Investments	9

Russell Investment Company

Money Market Fund

Statement of Assets and Liabilities — October 31, 2007

Amounts in thousands
Assets
Investments at amortized cost which approximates value		$5,719,045
Cash		45
Interest receivable		28,271
Prepaid expenses		2

Total assets		5,747,363

Liabilities
Payables:
Accrued fees to affiliates	$545
Other accrued expenses	322
Dividends	25,208

Total liabilities		26,075

Net Assets		$5,721,288

Net Assets Consist of:
Undistributed (overdistributed) net investment income		$24
Accumulated net realized gain (loss)		(201)
Shares of beneficial interest		57,215
Additional paid-in capital		5,664,250

Net Assets		$5,721,288

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A*		$1.00
Class A - Net assets		$291,636,004
Class A - Shares outstanding ($.01 par value)		291,636,361
Net asset value per share: Class S*		$1.00
Class S - Net assets		$5,429,652,427
Class S - Shares outstanding ($.01 par value)		5,429,818,669

*	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

10	Statement of Assets and Liabilities

Russell Investment Company

Money Market Fund

Statement of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands
Investment Income
Interest		$286,381

Expenses
Advisory fees	$10,565
Administrative fees	2,641
Custodian fees	937
Distribution fees - Class A	161
Transfer agent fees	533
Professional fees	75
Registration fees	512
Trustees’ fees	91
Printing fees	248
Miscellaneous	219

Expenses before reductions	15,982
Expense reductions	(7,941)

Net expenses		8,041

Net investment income (loss)		278,340

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments		(17)

Net Increase (Decrease) in Net Assets from Operations		$278,323

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	11

Russell Investment Company

Money Market Fund

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

Amounts in thousands	2007	2006
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$278,340	$176,171
Net realized gain (loss)	(17)	(12)

Net increase (decrease) in net assets from operations	278,323	176,159

Distributions
From net investment income
Class A	(8,328)	(1,756)
Class S	(270,013)	(174,415)

Net decrease in net assets from distributions	(278,341)	(176,171)

Share Transactions
Net increase (decrease) in net assets from share transactions	1,479,224	1,082,092

Total Net Increase (Decrease) in Net Assets	1,479,206	1,082,080

Net Assets
Beginning of period	4,242,082	3,160,002

End of period	$5,721,288	$4,242,082

Undistributed (overdistributed) net investment income included in net assets	$24	$25

See accompanying notes which are an integral part of the financial statements.

12	Statements of Changes in Net Assets

Russell Investment Company

Money Market Fund

Financial Highlights — Class A

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005	2004	2003 (1)

Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (loss) (a)	.0517	.0464	.0271	.0108	.0051

Distributions
From net investment income	(.0517)	(.0464)	(.0271)	(.0108)	(.0051)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total Return (%) (b)	5.30	4.74	2.74	1.08	.59

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	291,636	76,031	14,410	3,989	682

Ratios to average net assets (%):
Operating expenses, net (c)(d)	.25	.25	.25	.25	.26
Operating expenses, gross (c)	.40	.40	.40	.40	5.24
Net investment income (loss) (c)(d)	5.18	4.82	2.91	1.18	.96

(1)	For the period April 21, 2003 (commencement of operations) to October 31, 2003.
(a)	Average month-end shares were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) as the investment adviser and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Class A	13

Russell Investment Company

Money Market Fund

Financial Highlights — Class S

For a Share Outstanding Throughout Each Period.

	For the Fiscal Years Ended October 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Income From Operations
Net investment income (loss)(a)	.0527	.0474	.0280	.0117	.0121

Distributions
From net investment income	(.0527)	(.0474)	(.0280)	(.0117)	(.0121)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total Return (%)	5.40	4.84	2.82	1.17	1.28

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	5,429,652	4,166,051	3,145,592	2,958,692	2,363,623

Ratios to average net assets (%):
Operating expenses, net(b)	.15	.15	.15	.15	.16
Operating expenses, gross	.30	.30	.30	.30	.31
Net investment income (loss)(b)	5.27	4.78	2.83	1.16	1.21

(a)	Average month-end shares were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

14	Financial Highlights — Class S

Russell Investment Company

Money Market Fund

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on one of these Funds (“the Fund”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund values portfolio investments using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

Investment Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is the Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income provision was required for the Fund.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

The Fund declares and records dividends daily and pays them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment for a

Notes to Financial Statements	15

Russell Investment Company

Money Market Fund

Notes to Financial Statements, continued — October 31, 2007

reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in certain securities sold at a loss and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

Expenses

The Fund will pay its own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Fund offers the following classes of shares: Class A and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Custodian

The Fund has entered into arrangements with its custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period ended October 31, 2007, the Fund’s custodian fees were reduced by $17,637 under these arrangements which are included in expense reductions on the Statement of Operations.

3.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation to RIMCo.

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the RIC Money Market Fund. As of October 31, 2007, $2,542,539,434 represents investment by other Investment Company Funds not presented herein and investment by the Russell Investment Funds (“RIF”) in the Fund. RIF employs the same investment adviser as RIC. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $1,000,000,000 is invested in the RIC Money Market Fund.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Fund and are payable monthly totaling $10,565,141 and $2,641,285 respectively, for the period ended October 31, 2007.

The adviser has contractually agreed to waive 0.15% of its 0.25% combined advisory and administrative fees, at least through February 29, 2008. The amount of such waiver for the period ended October 31, 2007 was $7,923,640. The adviser does not have the ability to recover amounts waived for the period ended October 31, 2007 or previous periods.

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund presented herein for the period ended October 31, 2007 were $533,442.

16	Notes to Financial Statements

Russell Investment Company

Money Market Fund

Notes to Financial Statements, continued — October 31, 2007

Distributor

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A Shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.15% of the average daily net assets of the Fund’s Class A Shares on an annual basis. The Fund’s Class S Shares do not participate in the Investment Company’s distribution plan.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitation are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2007 were as follows:

Advisory fees	$236,937
Administration fees	236,937
Distribution fees	23,092
Transfer agent fees	47,387
Trustee fees	335

$544,688

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

4.	Federal Income Taxes

The Fund may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2007, available capital loss carryforwards and expiration dates are as follows:

10/31/08	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	10/31/14	10/31/15	Total
$90,626	$35,378	$—	$43,223	$—	$3,147	$11,753	$17,488	$201,615

Notes to Financial Statements	17

Russell Investment Company

Money Market Fund

Notes to Financial Statements, continued — October 31, 2007

5.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	On a Constant Dollar Basis
	2007	2006

Class A
Proceeds from shares sold	$398,952	$109,252
Proceeds from reinvestment of distributions	6,994	1,430
Payments for shares redeemed	(190,341)	(49,059)

Net increase (decrease)	215,605	61,623

Class S
Proceeds from shares sold	39,305,173	21,923,421
Proceeds from reinvestment of distributions	57,984	27,585
Payments for shares redeemed	(38,099,538)	(20,930,537)

Net increase (decrease)	1,263,619	1,020,469

Total increase (decrease)	$1,479,224	$1,082,092

6.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. Interest Income on the Statement of Operations for the Fund includes $ 7,013 received from the Interfund Lending Program for the period ending October 31, 2007.

7.	Record Ownership

As of October 31, 2007, the Fund had one shareholder of record with greater than 10% of the total outstanding shares of the Fund in the amount of 18.56%.

8.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, often issued in private placement transactions, and not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

The Fund may invest a portion of its net assets not to exceed 10% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

18	Notes to Financial Statements

Russell Investment Company

Money Market Fund

Notes to Financial Statements, continued — October 31, 2007

The following table lists restricted securities held by the Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Money Market Fund - 4.8%
Protective Life Insurance Co.	10/01/07	50,000,000	100.00	50,000	50,000
Metlife Insurance Company of CT	11/10/06	75,000,000	100.00	75,000	75,000
New York Life Capital Corp.	05/14/07	150,000,000	100.00	150,000	150,000

					275,000

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

9.	Market/Security Events

Structured investment vehicles (SIVs) have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs, although, based on available information, the substantial majority of the underlying collateral remains of high quality. The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide any credit enhancements.

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Fund (one of the portfolios constituting Russell Investment Company, hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

20	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Money Market Fund

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund maintains a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Fund’s Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	21

Russell Investment Company

Money Market Fund

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairperson since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)
*	Each Trustee is subject to mandatory retirement at age 72.

22	Disclosure of Information about Fund Directors

Russell Investment Company

Money Market Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979 – 2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, • Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	23

Russell Investment Company

Money Market Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

24	Disclosure of Information about Fund Directors

Russell Investment Company

Money Market Fund

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name , Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002-May 2005, Manager, Global Regulatory Policy

•   1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	• Treasurer and Chief Accounting Officer since 1998 • CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds
Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF
Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Directors	25

Russell Investment Company

Money Market Fund

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.

Vote:

	For	Against
Greg J. Stark	6,275,366,242.443	238,500,496.197
Thaddas L. Alston	6,275,783,094.828	238,083,643.812
Kristianne Blake	6,438,961,734.968	74,905,003.672
Daniel P. Connealy	6,441,243,550.495	72,623,188.145
Jonathan Fine	6,434,295,116.486	79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918	73,944,094.722
Jack R. Thompson	6,441,278,003.434	72,588,735.206
Julie W. Weston	6,440,367,146.888	73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Money Market Fund	2,416,984,794.978	1,210,735,518.894	40,189,892.949

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.

Vote:

	For	Against	Abstain
Money Market Fund	2,407,671,915.115	1,217,601,695.925	42,636,595.782

26	Matter Submitted to a Vote of Shareholders

Money Market Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2007

Money Market Fund

Russell Investment Management Company, Tacoma, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	27

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-083 (1 10-07)

INSTITUTIONAL FUNDS

2007 Annual Report

CLASS E, I, AND Y SHARES:

EQUITY I FUND

EQUITY II FUND

EQUITY Q FUND

INTERNATIONAL FUND

FIXED INCOME III FUND

OCTOBER 31, 2007

Russell Investment Company

Russell Investment Company is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Institutional Funds

Annual Report

October 31, 2007

Russell Investment Company - Institutional Funds.

Copyright © Russell Investment Group 2007. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member FINRA, part of Russell Investment Group.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Thank you for taking the time to review Russell Investment Company’s 2007 Annual Report. The portfolio management discussions and fund-specific details will give you a deeper understanding of fund performance for the fiscal year ending October 31, 2007.

Every day, we strive to improve financial security for people and earn the continued support of our investors.

Our decades of experience evaluating global markets — and the people who make investment decisions in them — extends through numerous cycles, trends and turnarounds. It’s a perspective that allows us to deliver you long-term investment strategies.

Our dedicated money manager research analysts and portfolio managers perform the vital work to select some of the world’s best managers for the funds. This deliberate combination of investment managers is intended to help provide more consistent returns through all kinds of market environments.

We appreciate your continued support.

Regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2007 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2007, US equity markets were strong, with the broad market Russell 3000® Index returning more than 14%. Valuations of US equities began the period attractive relative to bonds. Stocks also benefited from increased merger and acquisition activity during the first half of the year, and from surprisingly strong corporate profits. For the fiscal year, the growth rates of gross domestic product and corporate profits remained strong but decelerated throughout the period. After almost four years of double-digit profit growth, earnings growth fell to single digit levels.

The housing slowdown that began in the summer of 2006 continued through this fiscal year, and was further impacted by rising default rates in subprime loans. At the same time, there was significant weakness in the US dollar, as it depreciated against all major currencies. Over the fiscal year, The Federal Reserve Board lowered the federal funds rate twice, the first such cuts in four years, citing the slowing pace of economic expansion and the intensification of the housing correction as the reason behind the cuts. The period also saw significantly higher commodity prices. At the end of October, crude oil prices rose to a record level of $95 per barrel.

Although the domestic economy was decelerating, the U.S. equity market was buoyed by strong exports to faster growing developing, non-U.S. economies. With approximately 40% of U.S. corporation’s revenues derived from international customers, the declining U.S. dollar provided increased demand for U.S. products abroad.

In the wake of these powerful macroeconomic forces, the fiscal year was a transitional one marked by three distinct themes: Multinational companies with exposure to developing markets outpaced domestically-driven companies, growth companies fared better than their value counterparts and U.S. large capitalization stocks outperformed U.S. small capitalization stocks.

US companies with revenue streams that could benefit either directly or indirectly from the expanding global economy were rewarded over the fiscal year. The best performing sectors in the Russell 3000® Index were those that had some tie to the global markets — commodities, technology, and industrials. Agriculture and fertilizer stocks led the Russell 3000® Index due to increased global demand for food and an increase in corn production due to ethanol demand. Similarly, commodities related companies, especially copper, benefited from the construction boom in Asia and elsewhere. For the fiscal year, the energy sector of the Russell 3000® Index returned 41.6%, the integrated oils sector returned 37.3%, and the materials and processing sector returned 36.8%.

The worst performing sectors in the Russell 3000® Index were those tied closely to domestic consumer spending and the housing and subprime markets, particularly mortgage lenders. The repercussions of the developments in the subprime lending market and the resulting housing slowdown caused homebuilders and building related industries to struggle as well. The financial services sector returned -0.7% for the fiscal year and consumer discretionary sector returned +8.8%, both significantly trailing the Russell 3000® Index return of +15.5%.

4	Market Summary

Russell Investment Company

Reversing a trend that had prevailed for the last six years, growth stocks outperformed value stocks over the fiscal year. Growth and momentum factors were rewarded over the period, especially exposure to high price to book stocks and those with high historical growth rates. The Russell 1000® Growth Index returned 20.3% while the Russell 1000® Value Index returned 11.5%. A similar, but even more pronounced trend was seen in small cap markets, with the Russell 2000® Growth Index and Russell 2000® Value Index returning 19.2% and 3.8%, respectively.

In a turnaround from the previous fiscal year, large capitalization stocks outperformed small capitalization stocks. The Russell 1000® Index returned 15.0% for the fiscal year, while the Russell 2000® Index returned 9.3%. The larger in capitalization a company was, the better its returns were over the fiscal period. The Russell Top 200® Index, an index of the 200 largest capitalization stocks, returned 15.9% for the fiscal year. Conversely, microcap stocks struggled even more than the broader small cap Russell 2000® Index, with the Russell Microcap Index returning 6.9% for the fiscal year.

During the fiscal year, the market environment was largely favorable for active growth managers. The Lipper Large Cap Growth Funds Average outperformed the Russell 1000® Growth Index by 2.41%, as active managers held companies with strong momentum that were growing faster than the companies in the Russell 1000® Growth Index. The period was also favorable for active value managers who typically do not have as much exposure to the financial services sector as the Russell 1000® Value Index. The Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 1.39%. The market environment was more challenging for active core, or market-oriented, managers as the markets were driven by commodity based companies, not an area where market-oriented managers typically focus. The Lipper® Large Cap Core Funds Average trailed the Russell 1000® Index by .50% net of fees, but modestly outperformed on a gross of fee basis. The Lipper® Small Cap Core Funds Average outpaced the Russell 2000® Index by .72%.

U.S. Real Estate Markets

For the fiscal year ending October 31, 2007, real estate investment trusts (REITs) generated a 0.57% return, as measured by the FTSE NAREIT Equity Index. As well as being well below the overall U.S. equity market return, this return represented a substantial pull-back from the prior year’s return of 36.37%. The low REIT return was also accompanied by exceptionally high volatility during the period. During the first three months of the fiscal year, REITs were up over 11%; the following six months, REITs lost nearly 20%; and finally, during the last three months, REITs rallied with a 12% return.

Early in the fiscal year, the REIT market continued to be driven by the same factors that made the prior year so successful, mainly mergers and acquisitions by private investors acquiring public REITs at large premiums to their share prices. The most prominent privatization was Equity Office Property, the industry’s largest REIT, which became the prize in a bidding war between Blackstone, a private equity firm and Vornado, a public company. The REIT market peaked at all-time record levels in mid-February 2007. At that time, while property market fundamentals were improving and REIT earnings were solid, REIT pricing appeared to be well ahead of earnings expectations.

By June 2007, concerns arose among REIT investors that problems in the residential subprime mortgage loan market would be a precursor to similar issues in the commercial mortgage market. Additionally, the 0.6% increase in the 10 year treasury rate which occurred during that month caused investors to reassess the capitalization rates used to value real estate. These events combined to put substantial downward pressure on REIT share prices.

Market Summary	5

Russell Investment Company

REITs ended the fiscal year with some positive results and the market volatility appears to have removed the speculative valuation premiums applied to REITs due to the robust merger and acquisition activity over the last several years. However, concerns about a weaker economy and more stringent mortgage lending standards amidst an overall tightening of credit has put the focus back on real estate fundamentals and the specific growth prospects of each company.

Non-U.S. Equity Markets

Non-U.S. stocks gained 24.91% as measured by the MSCI EAFE® Index for the fiscal year ending October 31, 2007. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE® Index rose 14.00% over the 12-month period.

The market continued to benefit from global growth, merger and acquisition activity and strong corporate earnings and withstood several brief periods of increased market volatility brought on by investors’ risk aversion relating to the potential negative spillover effects of the housing slowdown in the U.S. Growth in emerging economies, like India and China, also had a positive impact on the strength of developed markets through their demand for goods and infrastructure development.

Europe, as represented by the MSCI Europe Index, returned 27.96% over the fiscal year. Merger and acquisition-related gains combined with strong earnings drove European equities higher, with merger-and-acquisition activity in the year surpassing last year’s record pace. Across Europe, the best performing sectors were materials and telecommunication services, up 53.36% and 47.56%, respectively. By country, of particular note were more heavily laden energy/commodity markets, such as Norway, up 59.76%, which benefited from the strong performance of the global materials and energy sectors. Germany also stood out as a market leader, benefiting from the strong performance of its automobiles industry. Elsewhere, MSCI United Kingdom Index lagged continental Europe with a gain of 23.62%. The U.K. underperformed the rest of Europe due to weakness in its health care sector.

The MSCI Japan Index continued to lag other major non-U.S. markets in the fiscal year, returning only 4.84%. Investor concerns included weak economic data, lackluster earnings from financial institutions and political turmoil. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 56.48% with strong gains in the Hong Kong, Singapore and Australian markets.

From a sector perspective, materials stocks had the best returns, up 48.26%, especially in the area of metals and mining, which was driven by industry consolidation and the continued upturn in commodities prices. Telecommunication services, up 41.84%, also benefited from strong earnings results. Health care and financials were the notable laggards, returning 2.56% and 14.02%, respectively, as measured by the health care and financials sector grouping based on the Global Industry Classification Standard definitions.

A reversal in market leadership in terms of style was seen in March, with the value segment of the MSCI EAFE® Index dominating in the first half of the period, and the growth segment leading in the second half. The period ended with the MSCI EAFE Growth Index rising 28.52%, compared with 21.33% for the MSCI EAFE Value Index. Investors, in general, continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex-U.S. Index (an index of smaller capitalization companies) up 28.38% in the period versus the S&P/Citigroup PMI World ex-U.S. (in index of larger capitalization companies) up 27.24%.

Markets not represented in the MSCI EAFE® Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed

6	Market Summary

Russell Investment Company

counterparts, as the MSCI Emerging Markets Index rose 67.84%. Emerging markets countries benefited from the materials and industrials sectors, both posting over 100% returns for the period. Canadian stocks, as measured by the MSCI Canada Index, rose 44.95% during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (“Index”) posted a strong return of 67.84%, outperforming developed markets as measured by the MSCI World Index Free which returned 20.39%. Larger capitalization stocks and those with strong price momentum, particularly those in cyclical sectors, were key drivers of performance. Significant capital inflows and outperformance of energy and material stocks resulting from strong commodity prices also contributed positively to performance. The emerging markets asset class performed strongly despite two market pull-backs in late February and July. The first sell-off was triggered by a concern that China would tighten controls on investment, and the second sell-off occurred more recently when credit concerns over U.S. subprime mortgage loans broadened to larger concerns about the world’s capital markets. Each time, however, emerging markets rallied back to hit new highs as investors continued to search for growth.

In terms of regions, Latin America was the top performer (+78.08% as measured by the MSCI EM Latin America Index) followed closely by Asia (+75.44% as measured by the MSCI EM Asia Index). The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) lagged the Index but still posted a solid return of 45.94%. The BRIC (Brazil, Russia, India and China) economies with the exception of Russia all outperformed the broader Index with China leading the group (+155.68% as measured by the MSCI China Index) due in part to the strong performance of the country’s commodity-related and financial stocks. MSCI China Index stocks were also buoyed in the third quarter by the rumor that the local Chinese investors would be allowed to invest through the Hong Kong stock exchange. Strength in resource-related stocks helped Brazil post strong returns over the period (+110.24% as measured by the MSCI Brazil Index). Some of the smaller markets such as Indonesia and Peru posted strong gains; in the case of Peru, the market returned +149.20% as measured by the MSCI Peru Index due mainly to one stock, Southern Copper Corporation. The small market of Jordan was the only country with single digit absolute returns, rising 3.97% as measured by the MSCI Jordan Index. Other notable relative underperformers included Taiwan (+38.56% as measured by the MSCI Taiwan Index), South Africa (+53.76% as measured by the MSCI South Africa Index), and Egypt (+51.41% as measured by the MSCI Egypt Index).

Currencies were broadly strong against the U.S. dollar with some, such as the Brazilian Real, up more than 18%.

Within emerging markets, the industrials sector and resource-related areas performed strongly. Chinese financials and telecom stocks along with Korean and Brazilian materials stocks were key market movers. Technology and consumer stocks underperformed the Index, but still returned more than 20% in absolute terms. Utilities, a sector leveraged to emerging markets energy demand growth, performed strongly, while the health care sector, dominated by Teva Pharmaceuticals, lagged the Index.

U.S. Fixed Income Markets

The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.38% for the fiscal year ended October 31, 2007. All major sub-sectors trailed U.S. Treasuries as the subprime crisis largely caused a widespread “flight to quality” throughout fixed income markets, where investors moved their capital away from riskier investments to the safest possible investments (in this case U.S. Treasuries).

Market Summary	7

Russell Investment Company

There were two predominant factors that affected fixed income markets throughout fiscal 2007. The first, occurring during the third quarter of calendar 2007, took the form of a massive re-pricing of risk across many fixed income sectors, largely as a result of developments within the subprime lending market. The second was the Federal Reserve’s September and October cuts to the target federal funds rate for overnight loans between banks.

The Subprime Market

Subprime borrowers are often defined loosely as those borrowers with higher risk/higher interest rate loans because of lack of income documentation, poor credit history, and/or high loan-to-value ratios. The proliferation of the subprime mortgages — and securities firms packaging the subprime debt into AAA-rated bonds — helped fuel the U.S. housing boom over the past decade.

Many factors contributed to a surge in what some regard as looser mortgage lending practices in late 2005 and 2006. The strength of the real estate market created additional demand for mortgage-backed securities, including those that were backed by subprime loans. This increased the potential profit for originating subprime mortgages, loans which many banks had previously avoided making because of their higher default risk. Traditional requirements to obtaining a mortgage (such as proof of income, a down payment or a moderate loan-to-value ratio) were abandoned and adjustable rate loans with artificially low introductory rates and interest-only loans became more common. Record low interest rates and loosening lending standards assisted in pushing real estate prices to record highs and resulted in a record number of re-financings. A high level of liquidity in the market enabled investment banks to borrow more to produce more “structured” financial products. This included buying lower credit rated mortgage-backed securities and re-packaging them into higher rated collateralized debt obligations (CDOs), which were in turn re-introduced into the market.

Problems in the subprime market appeared during the fourth quarter of 2006 when borrower delinquencies reached a four-year high1. Adjustable rate mortgages reset to higher rates and some borrowers could not afford to make the new higher monthly payments. The housing market began to cool, with some borrowers now owing more than their homes were worth.

Concerns increased in May 2007 when the U.S. housing market continued to soften and, for the first time since 1991, national home prices posted a year-over-year decrease2. During 2007, the level of payment delinquencies and early defaults on mortgage loans to subprime borrowers increased significantly. Demand for CDOs evaporated and mortgage lenders no longer had easy access to capital to originate loans. Investors became more risk averse and a flight to quality ensued.

The subsequent fallout from developments in the subprime market has been widespread. The housing market, consumer confidence and companies in the financial services sector were negatively impacted. Access to capital became more constrained resulting in less liquidity in the markets and a “credit crunch” (an environment where investment capital is difficult to obtain). Some mortgage lenders declared bankruptcy or exited the business. Non-U.S. Treasury fixed income sectors generally performed poorly as investors moved out of those sectors and into U.S. Treasuries. The uncertainty surrounding the extent of the impact to the global economy led to market volatility and impacted equity and fixed income markets around the globe.

[1]	Bloomberg, U.S. Subprime Mortgage Delinquencies at 4-Year High, 13-Mar-07.

[2]	Bloomberg, Fed Sees Housing Dampening Growth Longer than Expected (per S&P/Case-Shiller study), 30-May-07.

8	Market Summary

Russell Investment Company

The Federal Reserve’s September and October Rate Cuts

On two separate occasions during the third quarter of 2007, the Federal Reserve (“the Fed”) cut the target rate for overnight loans between banks. On September 18, the Fed lowered the target rate by 0.50% to 4.75%, the first rate change since the Fed last raised the target to 5.25% in June 2006. The reason cited for the cut was that “the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally” and that the rate cut “is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time”3. On October 31, a further 0.25% cut lowered the target rate to 4.50%, with the Fed stating that inflation and growth risks were approximately balanced.

Prior to the Federal Reserve rate cuts, the flight to quality pushed up U.S. Treasury prices, which, in turn, lowered their yields (also referred to as a downward shift in the yield curve). The decline in yields was most notable in shorter duration Treasuries; yields on 2-year Treasuries declined by 0.63% while 10-year Treasuries declined by 0.13%. The Federal Reserve’s rate cuts continued this downward progression of yields, but only for those Treasuries with maturities below ten years. After the rate cuts, yields on 2-year Treasuries declined by 0.12% while yields on 10-year Treasuries remained unchanged.

[3]	Bloomberg, Fed Surprises with a 50-basis point Rate Cut, 18-Sep-07.

Market Summary	9

Russell Investment Company

Equity I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Equity I Fund - Class I
	Total Return
1 Year	20.17%
5 Years	15.20	%§
10 Years	6.65	%§

Equity I Fund - Class E‡
	Total Return
1 Year	19.82%
5 Years	14.91	%§
10 Years	6.44	%§

Equity I Fund - Class Y‡‡
	Total Return
1 Year	20.23%
5 Years	15.27	%§
10 Years	6.71	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

10	Equity I Fund

Russell Investment Company

Equity I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Equity I Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Equity I Fund Class E, Class I and Class Y gained 19.82%, 20.17% and 20.23%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® Large-Cap Core Funds Average returned 14.44%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year, the U.S. equity market was led by large capitalization growth companies, and by companies that could benefit directly or indirectly from the expansion of developing markets. After many years of value-led markets, growth stocks outpaced value for the fiscal year. This was a favorable environment for the Equity I Fund. The Fund’s emphasis on companies with above-average growth, capitalization, beta and momentum was rewarded over the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the past year, the Fund maintained it’s preference for companies with above-average growth rates that were selling at attractive valuations. That positioning was rewarded in this period where growth stocks outpaced value stocks. The Fund benefited from growing global demand through it’s exposure to infrastructure- and agriculture-related stocks.

At the sector level, the Fund was overweight to the energy sector, which contributed positively to performance. Additionally, strong stock selection in the consumer discretionary and technology sectors contributed to returns. Exposure to some financials stocks detracted from Fund returns due to rising defaults in subprime loans.

The Fund’s growth money managers, Turner Investment Partners, Inc., Columbus Circle Investors, Montag & Caldwell, Inc. and Marsico Capital Management, LLC, benefited from the strong growth environment as well as favorable stock selection and all outperformed both the Russell 1000® Index return of 15.0%, as well as the Russell 1000® Growth Index return of 19.2%. Value manager, AllianceBernstein L.P., suffered from weak stock selection and from overweights to underperforming sectors such as financial services, and from underweights to outperforming sectors such as energy and technology. Deep value manager, Schneider Capital Management Corporation also underperformed for the fiscal year due in part to an overweight to and weak stock selection within the financial services sector.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund outperformed for the period, the select holdings strategy also outperformed the benchmark.

At the stock selection level, the Fund benefited from overweights in large outperformers such as Apple Inc., Reliant Energy Inc., Schlumberger Ltd., Hess Corp., Monsanto Co., and Research in Motion Ltd. added to performance over the period. An underweight position in Exxon Mobil Corp. detracted from performance, as did overweights to negatively performing stocks such as Countrywide Financial Corp., Starbucks Corp., and Genworth Financial Inc.

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2007, Columbus Circle Investors replaced Ark Asset Management Co., Inc. as a growth manager in the Fund. In September 2007, Arnhold and S. Bleichroeder Advisers, LLC was added as a market-oriented manager in the Fund.

Equity I Fund	11

Russell Investment Company

Equity I Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
AllianceBernstein L.P.	Value
Arnhold and S. Bleichroeder Advisers, LLC	Market-Oriented
Columbus Circle Investors	Growth
Institutional Capital LLC	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth
Schneider Capital Management Corporation	Value
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Equity I Fund

Russell Investment Company

Equity I Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,098.40	$1,020.47
Expenses Paid During Period*	$4.97	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,100.20	$1,021.83
Expenses Paid During Period*	$3.55	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,100.60	$1,021.98
Expenses Paid During Period*	$3.39	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Equity I Fund	13

Russell Investment Company

Equity I Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.4%
Auto and Transportation - 2.7%
American Axle & Manufacturing Holdings, Inc. (Ñ)	14,200	390
Autoliv, Inc.	8,800	556
BorgWarner, Inc.	5,400	571
Burlington Northern Santa Fe Corp.	19,590	1,707
CH Robinson Worldwide, Inc. (Ñ)	66,470	3,318
CSX Corp.	37,000	1,657
Daimler AG	3,300	364
FedEx Corp.	49,848	5,151
Ford Motor Co. (Æ)(Ñ)	28,400	252
General Motors Corp. (Ñ)	180,700	7,082
Goodyear Tire & Rubber Co. (The) (Æ)(Ñ)	82,870	2,499
JB Hunt Transport Services, Inc. (Ñ)	12,750	353
Magna International, Inc. Class A	2,800	265
Navistar International Corp. (Æ)(Ñ)	148,800	9,374
Norfolk Southern Corp.	135,700	7,009
Toyota Motor Corp. - ADR	29,293	3,352
UAL Corp. (Æ)(Ñ)	74,900	3,588
Union Pacific Corp.	54,142	6,932
Visteon Corp. (Æ)(Ñ)	167,500	1,064

		55,484

Consumer Discretionary - 11.4%
Accenture, Ltd. Class A	7,300	285
Activision, Inc. (Æ)	74,720	1,767
Amazon.com, Inc. (Æ)(Ñ)	78,540	7,002
Apollo Group, Inc. Class A (Æ)	31,000	2,457
Avis Budget Group, Inc. (Æ)	20,200	422
Avon Products, Inc.	72,960	2,990
Black & Decker Corp. (Ñ)	4,800	432
Carnival Corp. (Ñ)	29,150	1,399
CBS Corp. Class B (Ñ)	43,200	1,240
Chico’s FAS, Inc. (Æ)(Ñ)	29,050	382
Citadel Broadcasting Corp. (Ñ)	1,174	5
Coach, Inc. (Æ)	47,460	1,735
Costco Wholesale Corp.	79,900	5,374
eBay, Inc. (Æ)	212,700	7,678
EchoStar Communications Corp. Class A (Æ)(Ñ)	14,865	728
Electronic Arts, Inc. (Æ)(Ñ)	104,440	6,383
Family Dollar Stores, Inc. (Ñ)	8,400	213
GameStop Corp. Class A (Æ)	31,731	1,879
Gannett Co., Inc.	16,800	713
Gap, Inc. (The)	24,400	461
Google, Inc. Class A (Æ)	59,000	41,713

	Principal Amount ($) or Shares	Market Value $
Guess?, Inc.	85,690	4,404
Home Depot, Inc.	33,400	1,052
Idearc, Inc. (Ñ)	19,800	534
Intercontinental Hotels Group PLC - ADR (Ñ)	92,002	2,147
International Game Technology	55,700	2,429
JC Penney Co., Inc.	72,500	4,077
Jones Apparel Group, Inc. (Ñ)	24,500	513
Kohl’s Corp. (Æ)	69,600	3,826
Las Vegas Sands Corp. (Æ)(Ñ)	94,994	12,642
Liberty Media Holding Corp. Series A (Æ)	25,682	3,210
Limited Brands, Inc. (Ñ)	12,900	284
Lowe’s Cos., Inc. (Ñ)	147,694	3,972
Macy’s, Inc.	169,730	5,436
Mattel, Inc.	18,900	395
McDonald’s Corp.	441,599	26,363
MGM Mirage (Æ)	56,264	5,154
Nike, Inc. Class B (Ñ)	204,780	13,569
RadioShack Corp. (Ñ)	26,800	553
Royal Caribbean Cruises, Ltd. (Ñ)	129,300	5,544
Saks, Inc. (Ñ)	118,600	2,510
Staples, Inc.	21,000	490
Starbucks Corp. (Æ)(Ñ)	188,694	5,034
Target Corp.	76,250	4,679
Time Warner, Inc.	41,600	760
Tribune Co. (Ñ)	9,346	283
Under Armour, Inc. Class A (Æ)(Ñ)	27,120	1,688
VeriSign, Inc. (Æ)(Ñ)	73,690	2,512
VF Corp.	9,300	810
Viacom, Inc. Class B (Æ)	67,700	2,795
Wal-Mart Stores, Inc.	6,500	294
Walt Disney Co. (The)	143,300	4,962
Wendy’s International, Inc. (Ñ)	9,500	330
Wynn Resorts, Ltd. (Ñ)	55,387	8,941
XM Satellite Radio Holdings, Inc. Class A (Æ)(Ñ)	277,950	3,691
Yahoo!, Inc. (Æ)(Ñ)	94,600	2,942
Yum! Brands, Inc. (Ñ)	153,230	6,171

		230,254

Consumer Staples - 6.7%
Altria Group, Inc.	182,330	13,297
Coca-Cola Co. (The)	608,629	37,589
Coca-Cola Enterprises, Inc. (Ñ)	21,100	545
Colgate-Palmolive Co.	37,400	2,853
ConAgra Foods, Inc.	11,300	268
Diageo PLC - ADR	31,400	2,881

14	Equity I Fund

Russell Investment Company

Equity I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fomento Economico Mexicano SAB de CV - ADR	59,700	2,126
Hansen Natural Corp. (Ñ)	25,770	1,752
Heineken NV - ADR	73,888	2,571
Kraft Foods, Inc. Class A	106,300	3,552
Kroger Co. (The)	14,100	414
Molson Coors Brewing Co. Class B	67,400	3,857
Nestle SA - ADR	38,330	4,420
PepsiCo, Inc.	213,470	15,737
Procter & Gamble Co.	461,360	32,074
Safeway, Inc.	8,300	282
Sara Lee Corp.	40,100	663
Smithfield Foods, Inc. (Æ)(Ñ)	9,350	268
Tesco PLC - ADR (Ñ)	36,615	1,111
Tyson Foods, Inc. Class A (Ñ)	74,300	1,174
Unilever NV	109,900	3,567
Walgreen Co. (Ñ)	22,598	896
Whole Foods Market, Inc. (Ñ)	25,010	1,239
Wm. Wrigley Jr. Co.	55,827	3,443

		136,579

Financial Services - 17.9%
ACE, Ltd.	20,300	1,230
Allstate Corp. (The)	142,250	7,454
Ambac Financial Group, Inc. (Ñ)	9,300	342
American Express Co.	113,200	6,900
American International Group, Inc.	251,250	15,859
Annaly Capital Management, Inc. (ö)	605,625	10,350
AON Corp. (Ñ)	56,400	2,556
Bank of America Corp.	365,962	17,669
Bank of New York Mellon Corp. (The)	223,722	10,929
Capital One Financial Corp.	91,550	6,005
Chubb Corp.	37,670	2,010
CIT Group, Inc.	20,200	712
Citigroup, Inc. (Ñ)	675,940	28,322
Clear Channel Outdoor Holdings, Inc. Class A (Æ)(Ñ)	257,228	6,539
CME Group, Inc.	5,700	3,798
Comerica, Inc.	13,200	616
Countrywide Financial Corp. (Ñ)	89,200	1,384
Deutsche Bank AG	2,600	348
Fannie Mae (Ñ)	404,241	23,058
Fidelity National Financial, Inc. Class A (Ñ)	28,000	431
Fifth Third Bancorp (Ñ)	4,800	150
First American Corp. (Ñ)	60,850	1,832
Freddie Mac	264,950	13,838
Genworth Financial, Inc. Class A	381,100	10,404
Goldman Sachs Group, Inc. (The)	140,859	34,922

	Principal Amount ($) or Shares	Market Value $
Hartford Financial Services Group, Inc. (Ñ)	57,300	5,560
Host Hotels & Resorts, Inc. (ö)	234,750	5,202
IntercontinentalExchange, Inc. (Æ)(Ñ)	21,430	3,819
iShares Russell 1000 Value Index Fund	84,050	7,232
iStar Financial, Inc. (ö)(Ñ)	19,550	596
JPMorgan Chase & Co.	457,700	21,512
Keycorp	18,200	518
Lehman Brothers Holdings, Inc.	99,041	6,273
MasterCard, Inc. Class A w (Ñ)	65,996	12,510
MBIA, Inc. (Ñ)	8,800	379
Merrill Lynch & Co., Inc.	131,700	8,695
MetLife, Inc.	119,210	8,208
MGIC Investment Corp. (Ñ)	19,150	371
Morgan Stanley	327,689	22,040
National City Corp. (Ñ)	37,010	897
Old Republic International Corp.	28,600	438
PartnerRe, Ltd. - ADR (Ñ)	5,300	441
Paychex, Inc. (Ñ)	83,400	3,484
PMI Group, Inc. (The) (Ñ)	83,750	1,342
Radian Group, Inc. (Ñ)	10,050	127
Redwood Trust, Inc. (ö)(Ñ)	62,050	1,635
RenaissanceRe Holdings, Ltd. (Ñ)	35,025	2,043
State Street Corp. (Ñ)	101,400	8,089
SunTrust Banks, Inc.	23,330	1,694
Torchmark Corp.	3,400	222
Travelers Cos., Inc. (The)	34,485	1,800
UBS AG	76,620	4,114
Unum Group	65,900	1,538
US Bancorp	7,974	264
Wachovia Corp.	114,000	5,213
Washington Mutual, Inc. (Ñ)	70,985	1,979
Wells Fargo & Co. (Ñ)	466,926	15,880
XL Capital, Ltd. Class A	4,750	342

		362,115

Health Care - 13.4%
Abbott Laboratories	111,000	6,063
Alcon, Inc.	19,400	2,953
Allergan, Inc.	138,590	9,366
AmerisourceBergen Corp. Class A	3,500	165
Amylin Pharmaceuticals, Inc. (Æ)	46,377	2,088
Baxter International, Inc.	71,730	4,304
Boston Scientific Corp. (Æ)	95,750	1,328
Bristol-Myers Squibb Co.	199,700	5,989
Cardinal Health, Inc.	59,500	4,048
Celgene Corp. (Æ)(Ñ)	26,730	1,764

Equity I Fund	15

Russell Investment Company

Equity I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Charles River Laboratories International, Inc. (Æ)	22,390	1,299
Cooper Cos., Inc. (The) (Ñ)	39,500	1,659
Covidien, Ltd.	94,675	3,938
CVS Caremark Corp.	883,069	36,886
Eli Lilly & Co.	26,100	1,413
Express Scripts, Inc. Class A (Æ)	51,400	3,243
Genentech, Inc. (Æ)	84,390	6,256
Genzyme Corp. (Æ)	32,420	2,463
Gilead Sciences, Inc. (Æ)	393,740	18,187
GlaxoSmithKline PLC - ADR	21,060	1,079
Health Management Associates, Inc. Class A (Ñ)	52,000	344
Human Genome Sciences, Inc. (Æ)(Ñ)	221,500	2,095
Intuitive Surgical, Inc. (Æ)	23,686	7,742
Johnson & Johnson	157,980	10,296
Medco Health Solutions, Inc. (Æ)	78,290	7,389
Merck & Co., Inc.	698,986	40,723
Novartis AG - ADR	150,600	8,007
Omnicare, Inc. (Ñ)	112,500	3,319
Pfizer, Inc.	361,400	8,894
PharMerica Corp. (Æ)(Ñ)	291	5
Schering-Plough Corp.	178,900	5,460
Shire PLC - ADR	28,500	2,142
St. Jude Medical, Inc. (Æ)(Ñ)	77,334	3,150
Stericycle, Inc. (Æ)	16,840	982
Stryker Corp.	86,300	6,127
Teva Pharmaceutical Industries, Ltd. - ADR	58,500	2,575
Thermo Fisher Scientific, Inc. (Æ)(Ñ)	288,660	16,976
UnitedHealth Group, Inc.	232,691	11,437
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	51,700	1,672
WellPoint, Inc. (Æ)	37,060	2,936
Wyeth (Ñ)	297,321	14,459

		271,221

Integrated Oils - 4.6%
BP PLC - ADR	5,400	421
Chevron Corp.	162,981	14,914
ConocoPhillips	75,720	6,433
Exxon Mobil Corp.	313,880	28,874
Hess Corp.	185,010	13,249
Marathon Oil Corp.	65,930	3,899
Occidental Petroleum Corp.	250,600	17,304
Petroleo Brasileiro SA - ADR	18,831	1,801
Royal Dutch Shell PLC - ADR	4,400	385
Total SA - ADR	63,480	5,117

		92,397

	Principal Amount ($) or Shares	Market Value $
Materials and Processing - 5.0%
Agrium, Inc.	47,900	3,045
Air Products & Chemicals, Inc.	11,451	1,120
Allegheny Technologies, Inc.	16,879	1,725
ArcelorMittal Class A (Ñ)	8,800	704
Ashland, Inc.	5,100	299
Ball Corp.	5,500	273
Bunge, Ltd.	18,860	2,172
Cameco Corp.	40,450	1,984
Cytec Industries, Inc.	48,650	3,245
Dow Chemical Co. (The)	41,900	1,887
EI Du Pont de Nemours & Co. (Ñ)	188,600	9,338
Freeport-McMoRan Copper & Gold, Inc.	58,114	6,839
International Paper Co.	141,500	5,230
Lennar Corp. Class B (Ñ)	6,400	136
Louisiana-Pacific Corp. (Ñ)	24,400	402
Lubrizol Corp.	6,650	451
Masco Corp. (Ñ)	279,920	6,740
Monsanto Co.	223,735	21,843
Nalco Holding Co. (Ñ)	179,026	4,451
Nucor Corp.	52,080	3,230
Potash Corp. of Saskatchewan	28,600	3,513
PPG Industries, Inc.	85,800	6,413
Praxair, Inc.	71,410	6,104
Rio Tinto PLC - ADR (Ñ)	10,900	4,088
Rohm & Haas Co. (Ñ)	89,200	4,628
Shaw Group, Inc. (The) (Æ)	20,340	1,517
Smurfit-Stone Container Corp. (Æ)(Ñ)	24,300	294
Sonoco Products Co.	17,700	547

		102,218

Miscellaneous - 2.4%
3M Co. (Ñ)	51,768	4,471
ABB, Ltd. - ADR	116,500	3,520
Eaton Corp.	29,310	2,713
General Electric Co.	752,155	30,959
SPX Corp. (Ñ)	8,950	907
Textron, Inc.	84,800	5,869

		48,439

Other Energy - 6.0%
Arch Coal, Inc. (Ñ)	227,200	9,315
Baker Hughes, Inc.	69,300	6,010
Cameron International Corp. (Æ)	51,903	5,053
Consol Energy, Inc.	243,920	13,782
Devon Energy Corp.	218,591	20,416
Diamond Offshore Drilling, Inc. (Ñ)	20,030	2,268

16	Equity I Fund

Russell Investment Company

Equity I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

FMC Technologies, Inc. (Æ)(Ñ)	41,000	2,486
Halliburton Co.	144,100	5,681
Massey Energy Co. (Ñ)	66,700	2,113
National Oilwell Varco, Inc. (Æ)	49,500	3,625
Reliant Energy, Inc. (Æ)(Ñ)	286,450	7,883
Schlumberger, Ltd.	242,889	23,456
Transocean, Inc. (Æ)	18,414	2,198
Valero Energy Corp. (Ñ)	36,800	2,592
Williams Cos., Inc. (Ñ)	115,868	4,228
XTO Energy, Inc.	149,840	9,946

		121,052

Producer Durables - 4.8%
AGCO Corp. (Æ)(Ñ)	2,150	128
Applied Materials, Inc.	362,960	7,049
Boeing Co.	49,694	4,899
Bombardier, Inc. (Æ)	526,800	3,123
Caterpillar, Inc.	4,800	358
Centex Corp. (Ñ)	138,950	3,482
Deere & Co.	53,690	8,317
Emerson Electric Co.	199,200	10,412
Goodrich Corp.	20,400	1,421
Ingersoll-Rand Co., Ltd. Class A	8,800	443
KB Home (Ñ)	17,600	486
Lexmark International, Inc. Class A (Æ)(Ñ)	8,000	336
Lockheed Martin Corp.	158,562	17,448
Nokia OYJ - ADR	122,500	4,866
Northrop Grumman Corp.	102,840	8,600
NVR, Inc. (Æ)(Ñ)	2,150	1,023
Parker Hannifin Corp. (Ñ)	64,055	5,148
Pitney Bowes, Inc.	7,900	316
Pulte Homes, Inc. (Ñ)	85,250	1,265
Raytheon Co. (Ñ)	94,310	5,999
Roper Industries, Inc. (Ñ)	37,850	2,680
United Technologies Corp. (Ñ)	119,031	9,117

		96,916

Technology - 16.1%
Amphenol Corp. Class A (Ñ)	210,398	9,314
Analog Devices, Inc. (Ñ)	75,079	2,512
Apple, Inc. (Æ)	194,757	36,994
Applera Corp. - Applied Biosystems Group	83,800	3,112
Arrow Electronics, Inc. (Æ)	16,500	660
AU Optronics Corp. - ADR (Ñ)	449,014	9,757
Avnet, Inc. (Æ)	20,400	851
BearingPoint, Inc. (Æ)(Ñ)	337,750	1,618

	Principal Amount ($) or Shares	Market Value $
Broadcom Corp. Class A (Æ)	113,172	3,684
Celestica, Inc. (Æ)(Ñ)	175,350	1,191
Cisco Systems, Inc. (Æ)	1,307,361	43,221
Citrix Systems, Inc. (Æ)	31,400	1,350
Cognizant Technology Solutions Corp. Class A (Æ)	93,600	3,881
Corning, Inc.	142,600	3,461
Dell, Inc. (Æ)(Ñ)	332,032	10,160
EMC Corp. (Æ)	127,600	3,240
Flextronics International, Ltd. (Æ)	20,450	252
Garmin, Ltd. (Ñ)	30,700	3,297
General Dynamics Corp.	73,818	6,714
Hewlett-Packard Co.	525,195	27,142
Intel Corp.	1,190,216	32,017
International Business Machines Corp.	82,060	9,529
International Rectifier Corp. (Æ)(Ñ)	65,100	2,173
Juniper Networks, Inc. (Æ)	182,227	6,560
Maxim Integrated Products, Inc. (Ñ)	150,300	4,073
MEMC Electronic Materials, Inc. (Æ)	48,900	3,580
Microsoft Corp.	924,514	34,031
Motorola, Inc.	439,150	8,252
Nvidia Corp.	78,600	2,781
Oracle Corp. (Æ)	174,490	3,868
Qimonda AG - ADR New (Æ)(Ñ)	82,350	796
Qualcomm, Inc.	214,800	9,178
Research In Motion, Ltd. (Æ)	99,758	12,421
Salesforce.com, Inc. (Æ)(Ñ)	42,300	2,384
Sanmina-SCI Corp. (Æ)	132,400	293
Seagate Technology, Inc. (Æ)	9,400	—
Sunpower Corp. Class A (Æ)(Ñ)	23,680	2,995
Texas Instruments, Inc.	238,950	7,790
Tyco Electronics, Ltd.	138,000	4,922
VeriFone Holdings, Inc. (Æ)	41,100	2,032
VMware, Inc. Class A (Æ)(Ñ)	21,370	2,668

		324,754

Utilities - 4.4%
Ameren Corp.	18,500	1,000
America Movil SAB de CV - ADR Series L	53,814	3,519
American Electric Power Co., Inc.	26,200	1,263
AT&T, Inc.	688,001	28,752
China Mobile, Ltd. - ADR (Ñ)	76,998	7,983
CMS Energy Corp. (Ñ)	33,800	574
Comcast Corp. Class A (Æ)(Ñ)	223,690	4,709
Constellation Energy Group, Inc.	10,200	966
Duke Energy Corp.	18,500	355

Equity I Fund	17

Russell Investment Company

Equity I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Embarq Corp. (Ñ)	88,878	4,703
Entergy Corp.	3,600	431
FPL Group, Inc.	32,300	2,210
Mirant Corp. (Æ)	47,115	1,996
Progress Energy, Inc. - CVO	3,200	1
Public Service Enterprise Group, Inc.	51,540	4,927
Rogers Communications, Inc. Class B	470	24
Sprint Nextel Corp.	184,100	3,148
Verizon Communications, Inc.	243,279	11,208
Vodafone Group PLC - ADR	255,550	10,035
Wisconsin Energy Corp.	15,100	723

		88,527

Total Common Stocks
(cost $1,546,244)		1,929,956

Short-Term Investments - 4.7%
Russell Investment Company Money Market Fund	88,628,285	88,628
United States Treasury Bills (ç)(ž)(§) 3.650% due 12/20/07	6,000	5,971

Total Short-Term Investments
(cost $94,599)		94,599

	Principal Amount ($) or Shares	Market Value $

Other Securities - 11.6%
Russell Investment Company Money Market Fund (×)	52,213,684	52,214
State Street Securities Lending Quality Trust (×)	182,122,440	182,122

Total Other Securities
(cost $234,336)		234,336

Total Investments - 111.7%
(identified cost $1,875,179)		2,258,891

Other Assets and Liabilities, Net - (11.7%)		(237,175)

Net Assets - 100.0%		2,021,716

See accompanying notes which are an integral part of the financial statements.

18	Equity I Fund

Russell Investment Company

Equity I Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Index expiration date 12/07 (24)	USD	10,171	427
Russell 1000 Mini Index (CME) expiration date 12/07 (12)	USD	1,017	42
S&P 500 E-Mini Index (CME) expiration date 12/07 (280)	USD	21,769	597
S&P 500 Index (CME) expiration date 12/07 (88)	USD	34,208	414
S&P Midcap 400 E-Mini Index (CME) expiration date 12/07 (322)	USD	29,370	1,362

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			2,842

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	2.7
Consumer Discretionary	11.4
Consumer Staples	6.7
Financial Services	17.9
Health Care	13.4
Integrated Oils	4.6
Materials and Processing	5.0
Miscellaneous	2.4
Other Energy	6.0
Producer Durables	4.8
Technology	16.1
Utilities	4.4
Short-Term Investments	4.7
Other Securities	11.6

Total Investments	111.7
Other Assets and Liabilities, Net	(11.7)

100.0

Futures Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

Equity I Fund	19

Russell Investment Company

Equity II Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Equity II Fund - Class I
	Total Return
1 Year	16.21%
5 Years	18.90	%§
10 Years	9.74	%§

Equity II Fund - Class E‡
	Total Return
1 Year	15.98%
5 Years	18.66	%§
10 Years	9.54	%§

Equity II Fund - Class Y‡‡
	Total Return
1 Year	16.30%
5 Years	19.02	%§
10 Years	9.83	%§

Russell 2500™ Index**
	Total Return
1 Year	12.71%
5 Years	19.39	%§
10 Years	10.02	%§

20	Equity II Fund

Russell Investment Company

Equity II Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Equity II Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Equity II Fund Class E, Class I and Class Y gained 15.98%, 16.21% and 16.30%, respectively. This compared to the Russell 2500™ Index, which gained 12.71% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2007, the Lipper Mid-Cap® Core Funds Average returned 15.89%, while the Lipper® Small-Cap Core Funds Average rose 9.70%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In general, the market conditions presented a positive environment for active small cap managers. This is evidenced by the outperformance of the Small Cap Lipper averages over the Russell 2000® Index. Furthermore, it was a good environment for the Fund, which outperformed both peers and the Index. While 2006 was one of the worst years in the past two decades for active small cap managers, 2007 saw a reversal of this trend. The money managers employed by the Fund were well positioned for the change in market leadership and the resurgence of growth after a long period of value leadership. In addition, underweights to the financials sector, which served as a barrier to outperformance in the past, contributed positively to Fund performance in the wake of developments in the subprime lending market. While sector selection contributed positively to Fund performance, the Fund outperformed its benchmark for the period primarily due to strong stock selection by the money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs eight money managers: three growth, two market-oriented and three value. The outperformance for the year was largely driven by the growth managers in the Fund. Gould Investment Partners, LLC, the most growth-oriented manager, significantly outperformed the benchmark. Gould’s outperformance over the past year was not unexpected given Gould’s technology overweight, positive stock selection and high growth style of investing. Tygh Capital Management, Inc., a growth manager, outperformed despite its quality growth style of investing in a market that favored higher growth characteristics.

Among the value managers, David J. Greene and Company, LLC contributed positively to Fund performance, benefiting from both stock selection as well as an underweight to financials and overweight to technology within the value space.

The Fund’s quantitative managers, PanAgora Asset Management, Inc., ClariVest Asset Management LLC and Jacobs Levy Equity Management, Inc., underperformed the Fund’s benchmark during what was a difficult period for quantitative processes. In the earlier part of the year, quantitative managers had a difficult time outperforming the benchmark as market sentiment shifted from rewarding value factors to rewarding growth factors. During transitional markets, quantitative strategies will generally lag for a period as their models are adjusted. In early August 2007, there was a market sell-off led by quantitative hedge funds followed by a rapid decrease in leverage by the hedge funds. This drove prices of commonly held quantitative securities down. Subsequently, quantitative managers as a group underperformed the market.

Describe any changes to the Fund’s structure or the money manager line-up.

In January of 2007, ClariVest Asset Management LLC was hired to replace Goldman Sachs Asset Management, L.P. In March of 2007, pursuant to an asset purchase agreement with CapitalWorks Investment Partners, LLC, the CapitalWorks investment team became the Berkeley Capital Management, LLP. In September of 2007, Berkeley was replaced by Ranger Investment Management L.P.

Equity II Fund	21

Russell Investment Company

Equity II Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
ClariVest Asset Management LLC	Market-Oriented
David J. Greene and Company, LLC	Value
Delphi Management, Inc.	Value
Gould Investment Partners LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Ranger Investment Management, L.P.	Growth
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 2500tm Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500tm Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22	Equity II Fund

Russell Investment Company

Equity II Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,062.10	$1,019.46
Expenses Paid During Period*	$5.93	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,063.20	$1,020.47
Expenses Paid During Period*	$4.89	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,063.50	$1,020.97
Expenses Paid During Period*	$4.37	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Equity II Fund	23

Russell Investment Company

Equity II Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.4%
Auto and Transportation - 3.2%
AAR Corp. (Æ)(Ñ)	63,700	2,042
Accuride Corp. (Æ)(Ñ)	23,534	240
Aftermarket Technology Corp. (Æ)	21,180	731
Alaska Air Group, Inc. (Æ)(Ñ)	15,200	386
Amerigon, Inc. (Æ)(Ñ)	25,800	507
Arctic Cat, Inc. (Ñ)	9,100	131
ArvinMeritor, Inc. (Ñ)	24,162	358
Bristow Group, Inc. (Æ)(Ñ)	15,375	767
Con-way, Inc. (Ñ)	18,600	793
Continental Airlines, Inc. Class A (Æ)(Ñ)	4,454	153
Cooper Tire & Rubber Co. (Ñ)	5,323	119
Dana Corp. (Æ)(Ñ)	98,600	15
Danaos Corp.	8,800	316
DryShips, Inc. (Ñ)	9,228	1,088
Frozen Food Express Industries (Ñ)	59,058	337
Horizon Lines, Inc. Class A (Ñ)	12,243	385
HUB Group, Inc. Class A (Æ)	15,440	392
K-Sea Transportation Partners, LP (Ñ)	15,100	600
Kansas City Southern (Æ)(Ñ)	12,000	464
Kirby Corp. (Æ)(Ñ)	30,221	1,380
Mesa Air Group, Inc. (Æ)	10,734	50
Modine Manufacturing Co. (Ñ)	11,500	267
Navistar International Corp. (Æ)(Ñ)	5,600	353
Pinnacle Airlines Corp. (Æ)(Ñ)	818	13
Skywest, Inc. (Ñ)	15,049	411
StealthGas, Inc.	51,084	927
Stoneridge, Inc. (Æ)(Ñ)	5,000	51
Teekay Corp. (Ñ)	7,900	442
Tidewater, Inc. (Ñ)	9,000	492
TRW Automotive Holdings Corp. (Æ)(Ñ)	30,600	908
US Airways Group, Inc. (Æ)(Ñ)	40,900	1,131
UTi Worldwide, Inc. (Ñ)	34,641	884
Vitran Corp., Inc. Class A (Æ)	27,100	379
Wabtec Corp. (Ñ)	55,640	2,088

		19,600

Consumer Discretionary - 15.8%
Abercrombie & Fitch Co. Class A (Ñ)	17,700	1,402
ABM Industries, Inc. (Ñ)	36,031	847
Activision, Inc. (Æ)	121,201	2,866
Administaff, Inc. (Ñ)	6,307	252
Advance Auto Parts, Inc.	10,000	341
Advisory Board Co. (The) (Æ)(Ñ)	23,084	1,482
Aeropostale, Inc. (Æ)(Ñ)	14,061	322

	Principal Amount ($) or Shares	Market Value $
AFC Enterprises (Æ)(Ñ)	12,600	168
Alberto-Culver Co. Class B	37,100	964
American Eagle Outfitters, Inc. (Ñ)	24,000	571
American Greetings Corp. Class A (Ñ)	18,463	486
American Woodmark Corp. (Ñ)	11,502	292
Asbury Automotive Group, Inc. (Ñ)	10,800	198
AutoNation, Inc. (Æ)(Ñ)	29,900	529
Bally Technologies, Inc. (Æ)(Ñ)	58,012	2,340
Barnes & Noble, Inc. (Ñ)	27,300	1,055
Big Lots, Inc. (Æ)(Ñ)	20,021	480
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	40,500	1,453
Blockbuster, Inc. Class A (Æ)(Ñ)	80,333	423
Blyth, Inc. (Ñ)	25,790	492
Bob Evans Farms, Inc. (Ñ)	13,616	384
Books-A-Million, Inc. Class A (Ñ)	4,293	57
Bowne & Co., Inc. (Ñ)	26,666	463
Brown Shoe Co., Inc. (Ñ)	8,654	177
Buckle, Inc. (The) (Ñ)	7,850	338
Build-A-Bear Workshop, Inc. Class A (Æ)(Ñ)	27,300	530
Capella Education Co. (Æ)(Ñ)	2,800	174
Carter’s, Inc. (Æ)(Ñ)	9,200	203
CBRL Group, Inc. (Ñ)	11,184	446
CCA Industries, Inc. (Ñ)	35,738	363
CDI Corp. (Ñ)	7,600	209
Chemed Corp. (Ñ)	34,631	1,985
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	10,000	1,390
CMGI, Inc. (Æ)(Ñ)	554,253	782
Convergys Corp. (Æ)	78,500	1,439
Corinthian Colleges, Inc. (Æ)(Ñ)	31,400	515
Corrections Corp. of America (Æ)(Ñ)	25,000	707
CROCS, Inc. (Æ)(Ñ)	46,100	3,446
CSS Industries, Inc. (Ñ)	3,800	150
Denny’s Corp. (Æ)(Ñ)	55,823	269
Discovery Holding Co. Class A (Æ)	11,500	328
Dolby Laboratories, Inc. Class A (Æ)	28,300	1,173
Dollar Tree Stores, Inc. (Æ)(Ñ)	18,600	712
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	26,100	850
Dress Barn, Inc. (Æ)(Ñ)	13,741	225
DynCorp International, Inc. Class A (Æ)	29,461	667
Earthlink, Inc. (Æ)(Ñ)	38,900	308
Electronic Arts, Inc. (Æ)	20,841	1,274
Elizabeth Arden, Inc. (Æ)(Ñ)	7,984	199
Ethan Allen Interiors, Inc. (Ñ)	20,789	642
Ezcorp, Inc. Class A (Æ)(Ñ)	12,406	163

24	Equity II Fund

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Finish Line Class A (Ñ)	19,800	74
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	21,900	1,358
FTD Group, Inc. (Ñ)	12,300	173
FTI Consulting, Inc. (Æ)(Ñ)	26,300	1,428
Gaiam, Inc. Class A (Æ)(Ñ)	21,500	500
GameStop Corp. Class A (Æ)	17,241	1,021
Gaylord Entertainment Co. (Æ)(Ñ)	12,400	676
Geo Group, Inc. (The) (Æ)	29,786	942
Greenfield Online, Inc. (Æ)(Ñ)	5,696	87
Hasbro, Inc. (Ñ)	36,700	1,096
Helen of Troy, Ltd. (Æ)(Ñ)	22,600	407
Hewitt Associates, Inc. Class A (Æ)	16,300	575
Home Solutions of America, Inc. (Æ)(Ñ)	108,000	273
Hooker Furniture Corp. (Ñ)	8,679	187
Hudson Highland Group, Inc. (Æ)(Ñ)	15,008	172
ICF International, Inc. (Æ)(Ñ)	13,800	428
Idearc, Inc. (Ñ)	15,900	429
Ihop Corp.	3,998	253
Insight Enterprises, Inc. (Æ)	14,200	392
International Speedway Corp. Class A	12,200	542
inVentiv Health, Inc. (Æ)(Ñ)	32,200	1,360
Jack in the Box, Inc. (Æ)	22,500	706
Jakks Pacific, Inc. (Æ)(Ñ)	18,327	486
Jo-Ann Stores, Inc. (Æ)(Ñ)	14,663	283
Jones Apparel Group, Inc. (Ñ)	17,766	372
JOS A Bank Clothiers, Inc. (Æ)(Ñ)	21,253	621
Journal Communications, Inc. Class A (Ñ)	15,849	141
Kelly Services, Inc. Class A	10,600	223
Kenneth Cole Productions, Inc. Class A (Ñ)	7,000	131
Labor Ready, Inc. (Æ)(Ñ)	1,471	26
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	33,500	251
LIFE TIME FITNESS, Inc. (Æ)(Ñ)	6,000	364
Lin TV Corp. Class A (Æ)(Ñ)	15,319	223
LKQ Corp. (Æ)(Ñ)	34,151	1,317
LoJack Corp. (Æ)(Ñ)	4,812	85
Luby’s, Inc. (Æ)(Ñ)	3,900	43
Macy’s, Inc.	20,513	657
Maidenform Brands, Inc. (Æ)(Ñ)	7,300	108
MAXIMUS, Inc.	5,421	260
Meredith Corp. (Ñ)	18,400	1,145
Morton’s Restaurant Group, Inc. (Æ)(Ñ)	6,300	87
Movado Group, Inc. (Ñ)	6,550	197
MSC Industrial Direct Co. Class A (Ñ)	27,146	1,322

	Principal Amount ($) or Shares	Market Value $
New Oriental Education & Technology Group - ADR (Æ)	15,900	1,423
Nu Skin Enterprises, Inc. Class A	12,300	212
O’Charleys, Inc. (Ñ)	32,992	529
O’Reilly Automotive, Inc. (Æ)(Ñ)	42,234	1,395
Office Depot, Inc. (Æ)(Ñ)	29,500	553
Orient-Express Hotels, Ltd. Class A (Ñ)	33,726	2,185
Oxford Industries, Inc. (Ñ)	7,100	184
Papa John’s International, Inc. (Æ)(Ñ)	7,000	163
PC Connection, Inc. (Æ)(Ñ)	11,580	170
Perficient, Inc. (Æ)(Ñ)	101,300	1,910
Perry Ellis International, Inc. (Æ)(Ñ)	20,752	481
PetMed Express, Inc. (Æ)	5,093	74
Phillips-Van Heusen (Ñ)	55,861	2,670
Pier 1 Imports, Inc. (Æ)(Ñ)	41,000	209
Pre-Paid Legal Services, Inc. (Æ)(Ñ)	2,851	170
PRG-Schultz International, Inc. (Æ)	9,296	153
priceline.com, Inc. (Æ)(Ñ)	14,300	1,331
Quiksilver, Inc. (Æ)(Ñ)	50,800	686
Republic Services, Inc. Class A	60,810	2,079
Resources Connection, Inc.	22,675	516
Robert Half International, Inc.	20,024	603
Scholastic Corp. (Æ)(Ñ)	16,600	657
Service Corp. International	21,700	314
Shanda Interactive Entertainment, Ltd. - ADR (Æ)	25,700	1,012
Shutterfly, Inc. (Æ)	18,000	601
Sinclair Broadcast Group, Inc. Class A (Ñ)	27,743	334
Sonic Automotive, Inc. Class A (Ñ)	18,300	462
Spherion Corp. (Æ)(Ñ)	55,600	485
Stage Stores, Inc. (Ñ)	30,059	564
Stein Mart, Inc. (Ñ)	14,600	96
Stewart Enterprises, Inc. Class A (Ñ)	69,600	631
Strayer Education, Inc. (Ñ)	6,900	1,287
Sturm Ruger & Co., Inc. (Æ)(Ñ)	32,140	301
Tech Data Corp. (Æ)	18,600	732
TeleTech Holdings, Inc. (Æ)	20,860	520
Timberland Co. Class A (Æ)(Ñ)	17,000	332
Toro Co. (Ñ)	5,000	278
Town Sports International Holdings, Inc. (Æ)(Ñ)	7,800	119
Tupperware Brands Corp. (Ñ)	45,857	1,655
United Natural Foods, Inc. (Æ)(Ñ)	42,849	1,240
United Online, Inc. (Ñ)	40,600	715
United Stationers, Inc. (Æ)	9,200	533
Urban Outfitters, Inc. (Æ)(Ñ)	57,500	1,453
Valueclick, Inc. (Æ)(Ñ)	17,945	488

Equity II Fund	25

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

VeriSign, Inc. (Æ)(Ñ)	42,652	1,454
Viad Corp.	12,800	454
Volcom, Inc. (Æ)(Ñ)	24,500	717
Warnaco Group, Inc. (The) (Æ)	14,400	586
Warner Music Group Corp. (Ñ)	46,400	472
Washington Post Co. (The) Class B (Ñ)	1,050	891
West Marine, Inc. (Æ)(Ñ)	18,870	204
Westwood One, Inc. (Ñ)	8,856	19
Zumiez, Inc. (Æ)(Ñ)	12,600	527

		96,781

Consumer Staples - 2.0%
Alliance One International, Inc. (Æ)(Ñ)	115,124	752
Boston Beer Co., Inc. Class A (Æ)	5,180	271
Coca-Cola Bottling Co. Consolidated (Ñ)	8,320	491
Del Monte Foods Co.	18,900	195
Fresh Del Monte Produce, Inc. (Æ)(Ñ)	41,300	1,498
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	33,832	1,262
Hansen Natural Corp. (Ñ)	19,433	1,321
Imperial Sugar Co. (Ñ)	2,500	64
JM Smucker Co. (The) (Ñ)	8,100	433
Loews Corp. - Carolina Group	17,200	1,475
Longs Drug Stores Corp. (Ñ)	3,000	158
Molson Coors Brewing Co. Class B (Ñ)	35,500	2,032
Nash Finch Co. (Ñ)	12,214	457
NBTY, Inc. (Æ)	1,362	49
PepsiAmericas, Inc.	15,400	550
Ruddick Corp. (Ñ)	4,800	163
Sanderson Farms, Inc. (Ñ)	7,700	268
Spartan Stores, Inc. (Ñ)	8,400	187
TreeHouse Foods, Inc. (Æ)(Ñ)	10,200	285
Universal Corp. (Ñ)	9,314	454
Vector Group, Ltd. (Ñ)	697	15

		12,380

Financial Services - 14.2%
Advance America Cash Advance Centers, Inc. (Ñ)	34,063	326
Advanta Corp. Class B (Ñ)	19,938	315
Affiliated Managers Group, Inc. (Æ)(Ñ)	24,323	3,200
Allied World Assurance Holdings, Ltd.	9,200	441
AMB Property Corp. (ö)	23,000	1,503
American Financial Group, Inc. (Ñ)	31,400	939
Amerisafe, Inc. (Æ)(Ñ)	14,319	231
Annaly Capital Management, Inc. (ö)(Ñ)	49,000	837

	Principal Amount ($) or Shares	Market Value $
Anthracite Capital, Inc. (ö)	5,807	48
Apartment Investment & Management Co. Class A (ö)(Ñ)	26,100	1,220
Apollo Investment Corp. (Ñ)	25,200	524
Arch Capital Group, Ltd. (Æ)	22,400	1,675
Ares Capital Corp. (Ñ)	41,000	682
Ashford Hospitality Trust, Inc. (ö)(Ñ)	142,320	1,400
Aspen Insurance Holdings, Ltd. (Ñ)	64,301	1,759
Assurant, Inc. (Ñ)	34,593	2,022
Axis Capital Holdings, Ltd.	54,672	2,173
Bancfirst Corp. (Ñ)	2,500	114
Banco Latinoamericano de Exportaciones SA Class E (Ñ)	9,800	191
Bancorpsouth, Inc. (Ñ)	11,900	289
Bank of Hawaii Corp.	11,400	606
BankUnited Financial Corp. Class A (Ñ)	24,522	212
Banner Corp. (Ñ)	3,000	98
Bear Stearns Cos., Inc. (The) (Ñ)	5,250	596
BOK Financial Corp. (Ñ)	4,720	257
Broadridge Financial Solutions, Inc. (Ñ)	26,200	524
Calamos Asset Management, Inc. Class A (Ñ)	3,074	105
Camden Property Trust (ö)(Ñ)	8,400	524
Cash America International, Inc. (Ñ)	13,594	530
CBL & Associates Properties, Inc. (ö)(Ñ)	22,800	755
Central Pacific Financial Corp. (Ñ)	7,162	161
CIT Group, Inc. (Ñ)	10,200	359
City Bank (Ñ)	5,829	140
City National Corp. (Ñ)	14,100	953
CNA Surety Corp. (Æ)(Ñ)	34,320	679
Colonial BancGroup, Inc. (The) (Ñ)	31,525	605
Commerce Bancshares, Inc. (Ñ)	6,720	317
Community Bancorp (Æ)(Ñ)	4,884	99
Corus Bankshares, Inc. (Ñ)	27,677	305
Crystal River Capital, Inc. (ö)(Ñ)	1,618	24
Deerfield Triarc Capital Corp. (ö)(Ñ)	25,000	239
Deluxe Corp.	30,821	1,243
DiamondRock Hospitality Co. (ö)(Ñ)	5,530	106
Digital Realty Trust, Inc. (ö)	7,230	318
East West Bancorp, Inc. (Ñ)	26,300	887
EastGroup Properties, Inc. (ö)	5,300	253
Education Realty Trust, Inc. (ö)(Ñ)	7,900	102
EMC Insurance Group, Inc. (Ñ)	1,600	42
Equity Lifestyle Properties, Inc. (ö)(Ñ)	3,679	185
Euronet Worldwide, Inc. (Æ)(Ñ)	50,951	1,632
Extra Space Storage, Inc. (ö)(Ñ)	2,100	33

26	Equity II Fund

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Factset Research Systems, Inc. (Ñ)	8,900	628
FBL Financial Group, Inc. Class A	1,800	73
Federal Realty Investors Trust (ö)	3,100	273
Feldman Mall Properties, Inc. (ö)(Ñ)	40,900	164
Fidelity National Financial, Inc. Class A (Ñ)	49,000	754
First American Corp. (Ñ)	19,900	599
First Industrial Realty Trust, Inc. (ö)(Ñ)	14,500	591
First Mutual Bancshares, Inc. (Ñ)	31,310	835
First Place Financial Corp. (Ñ)	4,180	70
First Regional Bancorp (Æ)(Ñ)	24,413	574
FirstFed Financial Corp. (Æ)(Ñ)	8,198	351
GAMCO Investors, Inc. Class A (Ñ)	3,600	223
GFI Group, Inc. (Æ)	2,936	253
Global Payments, Inc. (Ñ)	44,959	2,138
Gramercy Capital Corp. (ö)(Ñ)	3,300	87
Great Southern Bancorp, Inc. (Ñ)	2,000	47
Green Bankshares, Inc. (Ñ)	8,289	266
Hallmark Financial Services (Æ)	3,800	64
Hanmi Financial Corp. (Ñ)	40,750	449
Hanover Insurance Group, Inc.	17,200	792
Harleysville Group, Inc.	3,800	118
HCC Insurance Holdings, Inc.	30,500	912
Hersha Hospitality Trust (ö)	9,600	104
Hospitality Properties Trust (ö)(Ñ)	47,100	1,865
HRPT Properties Trust (ö)	85,300	801
Huron Consulting Group, Inc. (Æ)(Ñ)	18,200	1,272
IBERIABANK Corp. (Ñ)	1,123	56
Imperial Capital Bancorp, Inc.	2,166	47
Integra Bank Corp. (Ñ)	1,500	26
Intervest Bancshares Corp. Class A (Ñ)	7,234	151
Invesco PLC - ADR (Ñ)	67,333	2,064
Investors Real Estate Trust (ö)	7,900	86
IPC Holdings, Ltd. (Ñ)	32,291	966
iStar Financial, Inc. (ö)(Ñ)	17,700	540
Jefferies Group, Inc. (Ñ)	44,171	1,181
Jones Lang LaSalle, Inc. (Ñ)	2,589	247
Knight Capital Group, Inc. Class A (Æ)(Ñ)	42,127	565
Kohlberg Capital Corp. (Ñ)	41,711	537
Liberty Property Trust (ö)	21,300	801
MainSource Financial Group, Inc. (Ñ)	3,300	55
Marlin Business Services Corp. (Æ)(Ñ)	28,775	365
MCG Capital Corp. (Ñ)	25,200	353
Meadowbrook Insurance Group, Inc. (Æ)	28,000	270
MFA Mortgage Investments, Inc. (ö)	60,900	521
Nara Bancorp, Inc. (Ñ)	12,463	193

	Principal Amount ($) or Shares	Market Value $
Nasdaq Stock Market, Inc. (The) (Æ)	24,800	1,158
National Retail Properties, Inc. (ö)(Ñ)	43,623	1,106
Nationwide Financial Services (Ñ)	15,200	815
NorthStar Realty Finance Corp. (ö)(Ñ)	62,000	580
Ocwen Financial Corp. (Æ)(Ñ)	22,553	168
Odyssey Re Holdings Corp. (Ñ)	16,600	617
optionsXpress Holdings, Inc. (Ñ)	9,561	284
Pacific Capital Bancorp NA (Ñ)	3,764	78
Pennsylvania Real Estate Investment Trust (ö)	15,200	580
People’s United Financial, Inc. (Ñ)	45,300	805
Platinum Underwriters Holdings, Ltd.	28,500	1,026
Portfolio Recovery Associates, Inc. (Ñ)	2,257	102
Post Properties, Inc. (ö)(Ñ)	4,494	184
Potlatch Corp. (ö)(Ñ)	11,263	537
Preferred Bank (Ñ)	6,150	183
Procentury Corp.	2,400	36
Protective Life Corp.	23,900	1,025
Ramco-Gershenson Properties (ö)(Ñ)	1,315	38
Raymond James Financial, Inc. (Ñ)	59,150	2,203
Realty Income Corp. (ö)	12,162	359
Reinsurance Group of America, Inc. (Ñ)	25,100	1,434
RenaissanceRe Holdings, Ltd. (Ñ)	33,900	1,978
Ryder System, Inc. (Ñ)	37,200	1,780
S1 Corp. (Æ)	69,492	585
Safety Insurance Group, Inc. (Ñ)	8,705	313
SeaBright Insurance Holdings, Inc. (Æ)(Ñ)	9,519	159
SEI Investments Co. (Ñ)	61,300	1,938
Senior Housing Properties Trust (ö)(Ñ)	7,331	164
Sotheby’s Holdings Class A (Ñ)	5,337	289
Southwest Bancorp, Inc. (Ñ)	24,061	455
Sovran Self Storage, Inc. (ö)(Ñ)	15,000	710
StanCorp Financial Group, Inc.	18,000	992
Sterling Bancshares, Inc. (Ñ)	26,250	320
Sterling Financial Corp. (Ñ)	16,248	366
Sun Bancorp, Inc. (Æ)(Ñ)	2,400	42
Sunstone Hotel Investors, Inc. (ö)(Ñ)	21,398	595
Susquehanna Bancshares, Inc. (Ñ)	5,885	119
SWS Group, Inc. (Ñ)	34,725	659
Taubman Centers, Inc. (ö)	15,900	936
Taylor Capital Group, Inc.	5,462	141
Transatlantic Holdings, Inc. (Ñ)	4,300	320
Triad Guaranty, Inc. (Æ)(Ñ)	4,037	32
U-Store-It Trust (ö)(Ñ)	36,000	464
United America Indemnity, Ltd. Class A (Æ)	8,600	190
United Fire & Casualty Co. (Ñ)	7,500	240

Equity II Fund	27

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Rentals, Inc. (Æ)(Ñ)	17,400	595
Universal American Financial Corp. (Æ)(Ñ)	6,300	153
Universal Health Realty Income Trust (ö)(Ñ)	2,456	91
Washington Trust Bancorp, Inc. (Ñ)	900	22
Webster Financial Corp. (Ñ)	6,900	250
Whitney Holding Corp. (Ñ)	19,750	507
Wilmington Trust Corp. (Ñ)	9,900	360
Wilshire Bancorp, Inc.	2,500	26
Winthrop Realty Trust (ö)	19,700	108
Zenith National Insurance Corp. (Ñ)	28,904	1,161
Zions Bancorporation (Ñ)	10,200	603

		87,086

Health Care - 10.4%
Accelrys, Inc. (Æ)	53,600	416
Advanced Medical Optics, Inc. (Æ)(Ñ)	26,800	736
Albany Molecular Research, Inc. (Æ)(Ñ)	22,822	413
Allscripts Healthcare Solutions, Inc. (Æ)(Ñ)	74,690	2,069
American Dental Partners, Inc. (Æ)(Ñ)	6,000	149
American Medical Systems Holdings, Inc. (Æ)(Ñ)	86,400	1,105
AMERIGROUP Corp. Class A (Æ)	48,800	1,708
Amsurg Corp. Class A (Æ)(Ñ)	11,975	317
Analogic Corp. (Ñ)	2,800	160
Applera Corp. - Celera Group (Æ)	28,000	457
Apria Healthcare Group, Inc. (Æ)(Ñ)	18,409	445
Arthrocare Corp. (Æ)(Ñ)	33,109	2,147
Beckman Coulter, Inc.	8,800	623
Bio-Rad Laboratories, Inc. Class A (Æ)	11,649	1,125
Bio-Reference Labs, Inc. (Æ)	2,020	65
Bradley Pharmaceuticals, Inc. (Æ)(Ñ)	5,960	117
Centene Corp. (Æ)	30,900	721
Cepheid, Inc. (Æ)	15,500	401
Community Health Systems, Inc. (Æ)(Ñ)	22,400	738
Conmed Corp. (Æ)	13,351	380
Cooper Cos., Inc. (The) (Ñ)	24,000	1,008
Cubist Pharmaceuticals, Inc. (Æ)(Ñ)	38,749	907
Cypress Bioscience, Inc. (Æ)	16,774	226
Discovery Laboratories, Inc. (Æ)(Ñ)	29,500	73
Emergency Medical Services Corp. Class A (Æ)(Ñ)	7,051	214
eResearchTechnology, Inc. (Æ)	26,300	292
Gen-Probe, Inc. (Æ)	32,700	2,290

	Principal Amount ($) or Shares	Market Value $
Greatbatch, Inc. (Æ)(Ñ)	14,318	356
Haemonetics Corp. (Æ)(Ñ)	27,147	1,395
Hanger Orthopedic Group, Inc. (Æ)	4,100	51
Healthspring, Inc. (Æ)(Ñ)	59,495	1,249
Healthways, Inc. (Æ)(Ñ)	39,029	2,369
Hologic, Inc. (Æ)	21,927	1,489
I-Flow Corp. (Æ)	6,034	110
Icon PLC - ADR (Æ)(Ñ)	16,641	965
Illumina, Inc. (Æ)(Ñ)	63,212	3,549
Immucor, Inc. (Æ)(Ñ)	61,800	1,993
IMS Health, Inc. (Ñ)	5,500	139
Intuitive Surgical, Inc. (Æ)	4,600	1,504
Invacare Corp. (Ñ)	9,611	260
Invitrogen Corp. (Æ)	9,600	872
Isis Pharmaceuticals, Inc. (Æ)(Ñ)	18,900	333
Kinetic Concepts, Inc. (Æ)(Ñ)	3,100	186
King Pharmaceuticals, Inc. (Æ)(Ñ)	64,000	678
KV Pharmaceutical Co. Class A (Æ)(Ñ)	22,100	693
Kyphon, Inc. (Æ)	14,794	1,049
LCA-Vision, Inc. (Ñ)	6,998	119
Martek Biosciences Corp. (Æ)(Ñ)	7,658	234
Masimo Corp. (Æ)	18,567	635
Matria Healthcare, Inc. (Æ)(Ñ)	13,919	357
Medcath Corp. (Æ)(Ñ)	15,874	440
Medicis Pharmaceutical Corp. Class A (Ñ)	41,618	1,236
Medtox Scientific, Inc. (Æ)(Ñ)	12,566	218
Meridian Bioscience, Inc. (Ñ)	26,500	877
Molina Healthcare, Inc. (Æ)(Ñ)	13,500	514
Myriad Genetics, Inc. (Æ)(Ñ)	15,300	847
Neurocrine Biosciences, Inc. (Æ)(Ñ)	27,300	253
NuVasive, Inc. (Æ)	11,400	488
OraSure Technologies, Inc. (Æ)	6,887	62
Pediatrix Medical Group, Inc. (Æ)(Ñ)	30,200	1,978
Pharmacopeia, Inc. (Æ)(Ñ)	33,000	190
PharmaNet Development Group, Inc. (Æ)(Ñ)	6,807	221
PharMerica Corp. (Æ)(Ñ)	19,600	313
Phase Forward, Inc. (Æ)	12,600	300
PSS World Medical, Inc. (Æ)	10,985	222
Psychiatric Solutions, Inc. (Æ)(Ñ)	82,892	3,283
Quality Systems, Inc. (Ñ)	31,044	1,125
RehabCare Group, Inc. (Æ)	4,300	89
Resmed, Inc. (Æ)(Ñ)	34,700	1,438
Respironics, Inc. (Æ)	12,146	608
Sciele Pharma, Inc. (Æ)(Ñ)	67,257	1,711
Sierra Health Services, Inc. (Æ)(Ñ)	24,165	1,022
Sirona Dental Systems, Inc. (Æ)(Ñ)	47,885	1,611

28	Equity II Fund

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sun Healthcare Group, Inc. (Æ)	1,461	24
Techne Corp. (Æ)(Ñ)	28,264	1,844
TomoTherapy, Inc. (Æ)(Ñ)	15,200	332
VCA Antech, Inc. (Æ)	39,400	1,814
Viropharma, Inc. (Æ)(Ñ)	42,900	369
WellCare Health Plans, Inc. (Æ)(Ñ)	4,414	107

		63,423

Materials and Processing - 13.0%
Acuity Brands, Inc. (Ñ)	9,901	473
Airgas, Inc.	38,143	1,925
Albemarle Corp. (Ñ)	55,022	2,628
AM Castle & Co. (Ñ)	20,287	611
Apogee Enterprises, Inc. (Ñ)	8,528	201
Arch Chemicals, Inc.	8,700	397
Ashland, Inc. (Ñ)	21,300	1,251
Ball Corp.	5,700	283
BlueLinx Holdings, Inc. (Ñ)	5,000	26
Buckeye Technologies, Inc. (Æ)(Ñ)	74,820	1,341
Cambrex Corp.	45,800	522
Carpenter Technology Corp. (Ñ)	6,910	1,001
Celanese Corp. Class A (Ñ)	29,700	1,246
Century Aluminum Co. (Æ)(Ñ)	9,306	542
Ceradyne, Inc. (Æ)(Ñ)	2,400	164
CF Industries Holdings, Inc.	19,534	1,717
Chemtura Corp. (Ñ)	32,700	305
Chicago Bridge & Iron Co. NV	37,160	1,858
Cie Generale de Geophysique-Veritas - ADR (Æ)	11,906	781
Cleveland-Cliffs, Inc. (Ñ)	6,635	635
Comfort Systems USA, Inc.	28,700	420
Commercial Metals Co. (Ñ)	53,200	1,669
Constar International, Inc. (Æ)(Ñ)	17,400	53
Corn Products International, Inc. (Ñ)	7,400	315
Crown Holdings, Inc. (Æ)	40,900	1,014
Cytec Industries, Inc.	31,900	2,128
Darling International, Inc. (Æ)	19,091	192
Dycom Industries, Inc. (Æ)	8,000	226
Dynamic Materials Corp. (Ñ)	10,300	567
Eastman Chemical Co. (Ñ)	23,800	1,585
EMCOR Group, Inc. (Æ)	97,439	3,355
Encore Wire Corp. (Ñ)	5,279	111
Ennis, Inc. (Ñ)	39,800	813
Ferro Corp. (Ñ)	5,788	120
FMC Corp.	10,800	621
GrafTech International, Ltd. (Æ)(Ñ)	19,777	374
Granite Construction, Inc. (Ñ)	16,200	694
Haynes International, Inc. (Æ)(Ñ)	15,500	1,357

	Principal Amount ($) or Shares	Market Value $
Hercules, Inc. (Ñ)	20,700	389
Horsehead Holding Corp. (Æ)(Ñ)	37,500	855
Innospec, Inc. (Ñ)	10,776	229
Jacobs Engineering Group, Inc. (Æ)(Ñ)	25,900	2,257
KBR, Inc. (Æ)(Ñ)	82,984	3,558
Koppers Holdings, Inc.	22,300	999
Lamson & Sessions Co. (The) (Æ)(Ñ)	29,235	796
Landec Corp. (Æ)(Ñ)	18,954	282
Layne Christensen Co. (Æ)(Ñ)	18,100	1,031
LB Foster Co. Class A (Æ)	10,900	469
Lennox International, Inc. (Ñ)	43,900	1,567
LSI Industries, Inc. (Ñ)	11,800	223
Lubrizol Corp.	10,200	692
Lydall, Inc. (Æ)	9,999	108
McDermott International, Inc. (Æ)(Ñ)	67,637	4,130
Michael Baker Corp. (Æ)	4,439	234
Minerals Technologies, Inc. (Ñ)	2,900	204
Myers Industries, Inc.	11,915	252
Novagold Resources, Inc. (Æ)(Ñ)	41,069	772
Olin Corp. (Ñ)	46,100	1,050
Olympic Steel, Inc. (Ñ)	22,340	581
OM Group, Inc. (Æ)(Ñ)	27,963	1,481
Owens-Illinois, Inc. (Æ)	6,100	271
Perini Corp. (Æ)	21,953	1,259
PolyOne Corp. (Æ)(Ñ)	22,925	183
Quaker Chemical Corp.	1,000	22
Quanex Corp. (Ñ)	1,383	57
Quanta Services, Inc. (Æ)(Ñ)	67,807	2,238
Rock-Tenn Co. Class A (Ñ)	39,710	1,158
Rockwood Holdings, Inc. (Æ)(Ñ)	6,922	271
RPM International, Inc.	46,518	997
RTI International Metals, Inc. (Æ)(Ñ)	15,400	1,204
Schnitzer Steel Industries, Inc. Class A (Ñ)	6,100	403
Seabridge Gold, Inc. (Æ)(Ñ)	22,500	812
Sigma-Aldrich Corp. (Ñ)	17,600	909
Simpson Manufacturing Co., Inc. (Ñ)	6,560	197
Smurfit-Stone Container Corp. (Æ)(Ñ)	68,100	825
Sonoco Products Co.	23,200	717
Spartech Corp. (Ñ)	38,038	585
Standard Register Co. (The) (Ñ)	6,500	83
Superior Essex, Inc. (Æ)(Ñ)	15,390	512
Terra Industries, Inc. (Æ)	21,074	777
Timken Co.	34,900	1,161
Tredegar Corp. (Ñ)	6,007	105
Trimas Corp. (Æ)(Ñ)	52,300	837
UAP Holding Corp.	20,100	640
URS Corp. (Æ)(Ñ)	54,186	3,349
USEC, Inc. (Æ)(Ñ)	8,902	78

Equity II Fund	29

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Valspar Corp. (Ñ)	15,900	398
Washington Group International, Inc. (Æ)(Ñ)	35,287	3,435
Wausau Paper Corp. (Ñ)	6,800	68
Worthington Industries, Inc. (Ñ)	4,896	122

		79,353

Miscellaneous - 0.7%
Brunswick Corp. (Ñ)	36,900	823
Foster Wheeler, Ltd. (Æ)	6,781	1,005
Johnson Controls, Inc. (Ñ)	21,300	931
Teleflex, Inc.	12,600	923
Wesco Financial Corp. (Ñ)	2,207	878

		4,560

Other Energy - 6.1%
Alon USA Energy, Inc. (Ñ)	10,803	397
ATP Oil & Gas Corp. (Æ)	14,700	843
Atwood Oceanics, Inc. (Æ)(Ñ)	17,500	1,474
Berry Petroleum Co. Class A (Ñ)	20,700	1,008
Bois d’Arc Energy, Inc. (Æ)(Ñ)	37,400	821
Brigham Exploration Co. (Æ)(Ñ)	75,554	557
Cameron International Corp. (Æ)(Ñ)	15,026	1,463
Carrizo Oil & Gas, Inc. (Æ)(Ñ)	7,000	360
Clayton Williams Energy, Inc. (Æ)	1,800	54
Comstock Resources, Inc. (Æ)	23,354	854
Core Laboratories NV (Æ)(Ñ)	22,016	3,213
Dawson Geophysical Co. (Æ)(Ñ)	4,300	343
Delek US Holdings, Inc. (Ñ)	20,500	492
Dresser-Rand Group, Inc. (Æ)(Ñ)	14,500	561
Dril-Quip, Inc. (Æ)(Ñ)	27,584	1,471
Enbridge Energy Partners, LP Class A	16,148	857
EnerNOC, Inc. - ADR (Æ)(Ñ)	13,000	606
Exterran Holdings, Inc. (Æ)(Ñ)	1,197	101
FMC Technologies, Inc. (Æ)(Ñ)	9,100	552
Frontier Oil Corp.	25,200	1,154
Global Industries, Ltd. (Æ)	22,100	544
Goodrich Petroleum Corp. (Æ)(Ñ)	24,837	825
Grey Wolf, Inc. (Æ)(Ñ)	179,269	1,009
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	11,900	550
Helmerich & Payne, Inc.	4,200	133
Hercules Offshore, Inc. (Æ)	23,475	635
ION Geophysical Corp. (Æ)(Ñ)	48,000	727
JA Solar Holdings Co., Ltd. - ADR (Æ)(Ñ)	18,200	1,048
Meridian Resource Corp. (Æ)(Ñ)	25,084	63
NATCO Group, Inc. Class A (Æ)	10,500	560

	Principal Amount ($) or Shares	Market Value $
Newfield Exploration Co. (Æ)(Ñ)	6,200	334
Oceaneering International, Inc. (Æ)	20,300	1,569
Ormat Technologies, Inc. (Ñ)	10,100	545
Penn Virginia Corp.	8,641	418
Petroquest Energy, Inc. (Æ)(Ñ)	149,600	1,930
Pioneer Drilling Co. (Æ)(Ñ)	42,348	516
Rosetta Resources, Inc. (Æ)(Ñ)	8,792	167
Rowan Cos., Inc. (Ñ)	19,400	756
SEACOR Holdings, Inc. (Æ)(Ñ)	10,400	953
Southwestern Energy Co. (Æ)(Ñ)	23,400	1,210
Stone Energy Corp. (Æ)	11,000	490
TEPPCO Partners, LP (Ñ)	19,737	795
Tesoro Corp. (Ñ)	18,000	1,089
Tetra Technologies, Inc. (Æ)(Ñ)	15,700	309
Union Drilling, Inc. (Æ)(Ñ)	7,500	100
Unit Corp. (Æ)(Ñ)	13,725	656
Western Refining, Inc. (Ñ)	17,300	635
Whiting Petroleum Corp. (Æ)	15,800	854
XTO Energy, Inc.	14,397	956

		37,557

Producer Durables - 7.1%
Advanced Energy Industries, Inc. (Æ)	20,457	327
AGCO Corp. (Æ)(Ñ)	11,767	702
Altra Holdings, Inc. (Æ)	37,500	609
Arris Group, Inc. (Æ)(Ñ)	43,168	496
Asyst Technologies, Inc. (Æ)(Ñ)	15,900	76
BE Aerospace, Inc. (Æ)	62,300	3,097
Belden, Inc. (Ñ)	9,935	579
C-COR, Inc. (Æ)(Ñ)	25,398	311
Chart Industries, Inc. (Æ)(Ñ)	18,100	594
Cognex Corp. (Ñ)	21,500	387
Columbus McKinnon Corp. (Æ)	30,351	1,007
Crane Co. (Ñ)	17,000	806
Credence Systems Corp. (Æ)(Ñ)	148,223	452
CTS Corp. (Ñ)	31,983	395
Curtiss-Wright Corp. (Ñ)	2,666	150
Cymer, Inc. (Æ)(Ñ)	14,700	625
Dionex Corp. (Æ)(Ñ)	11,880	1,045
EnPro Industries, Inc. (Æ)(Ñ)	8,957	367
Entegris, Inc. (Æ)(Ñ)	20,697	189
ESCO Technologies, Inc. (Æ)(Ñ)	11,300	468
Flowserve Corp. (Ñ)	20,600	1,627
Gardner Denver, Inc. (Æ)(Ñ)	36,400	1,315
General Cable Corp. (Æ)(Ñ)	27,964	2,013
Goodrich Corp. (Ñ)	51,847	3,612
Hardinge, Inc.	2,152	70
HNI Corp.	7,000	304

30	Equity II Fund

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hubbell, Inc. Class B (Ñ)	22,900	1,260
Hurco Cos., Inc. (Æ)(Ñ)	1,220	70
Kennametal, Inc.	10,915	996
Kimball International, Inc. Class B (Ñ)	7,300	97
Knoll, Inc.	20,406	388
LTX Corp. (Æ)(Ñ)	58,186	193
Manitowoc Co., Inc. (The) (Ñ)	6,500	320
MasTec, Inc. (Æ)	11,700	185
Milacron, Inc. (Æ)(Ñ)	9,115	69
Mitcham Industries, Inc. (Æ)	3,977	86
MKS Instruments, Inc. (Æ)	2,396	48
Molex, Inc.	11,393	325
Moog, Inc. Class A (Æ)(Ñ)	13,382	618
NACCO Industries, Inc. Class A (Ñ)	1,908	198
Pall Corp.	53,700	2,152
Photon Dynamics, Inc. (Æ)(Ñ)	5,123	53
Polycom, Inc. (Æ)	52,060	1,457
Ritchie Bros Auctioneers, Inc.	31,705	2,372
Robbins & Myers, Inc. (Ñ)	23,100	1,670
Steelcase, Inc. Class A (Ñ)	27,600	493
Sun Hydraulics Corp. (Ñ)	5,250	189
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	28,800	1,696
Tecumseh Products Co. Class A (Æ)(Ñ)	35,100	634
Teledyne Technologies, Inc. (Æ)(Ñ)	15,800	826
Tennant Co. (Ñ)	9,300	439
Tessco Technologies, Inc. (Æ)	2,952	45
Thomas & Betts Corp. (Æ)(Ñ)	3,000	168
Triumph Group, Inc. (Ñ)	21,100	1,680
Ultra Clean Holdings (Æ)(Ñ)	48,500	623
Ultratech, Inc. (Æ)(Ñ)	39,700	460
W.W. Grainger, Inc. (Ñ)	8,100	728
Waters Corp. (Æ)	6,600	508
Woodward Governor Co.	10,913	731

		43,400

Technology - 19.3%
ActivIdentity Corp. (Æ)	1,200	6
Adaptec, Inc. (Æ)(Ñ)	62,000	219
ADC Telecommunications, Inc. (Æ)(Ñ)	49,700	929
Alliance Semiconductor Corp.	37,700	77
American Software, Inc. Class A	7,595	62
AMIS Holdings, Inc. (Æ)	14,850	114
Amkor Technology, Inc. (Æ)(Ñ)	29,900	339
Amphenol Corp. Class A (Ñ)	76,666	3,394
Anadigics, Inc. (Æ)(Ñ)	70,400	1,038
Ansoft Corp. (Æ)	3,367	101
Ansys, Inc. (Æ)(Ñ)	119,616	4,642

	Principal Amount ($) or Shares	Market Value $
Applied Micro Circuits Corp. (Æ)(Ñ)	75,500	243
ARM Holdings PLC - ADR	72,500	673
Arrow Electronics, Inc. (Æ)	38,000	1,519
ASE Test, Ltd. (Æ)(Ñ)	42,495	616
AsiaInfo Holdings, Inc. (Æ)(Ñ)	12,880	157
Avanex Corp. (Æ)(Ñ)	80,800	149
Avnet, Inc. (Æ)(Ñ)	55,100	2,299
BearingPoint, Inc. (Æ)(Ñ)	75,700	363
Blackboard, Inc. (Æ)(Ñ)	57,800	2,884
Blue Coat Systems, Inc. (Æ)	3,800	154
Bookham, Inc. (Æ)	36,000	108
Brocade Communications Systems, Inc. (Æ)(Ñ)	133,200	1,267
CACI International, Inc. Class A (Æ)(Ñ)	5,101	275
Captaris, Inc. (Æ)	22,394	104
Cavium Networks, Inc. (Æ)(Ñ)	38,400	1,117
Cbeyond, Inc. (Æ)(Ñ)	10,200	399
Checkpoint Systems, Inc. (Æ)(Ñ)	22,615	684
ChipMOS TECHNOLOGIES Bermuda, Ltd. (Æ)(Ñ)	89,634	504
Ciber, Inc. (Æ)	7,000	54
Ciena Corp. (Æ)(Ñ)	44,328	2,121
Cognizant Technology Solutions Corp. Class A (Æ)(Ñ)	25,800	1,070
CommScope, Inc. (Æ)(Ñ)	25,734	1,214
Compuware Corp. (Æ)	13,800	138
COMSYS IT Partners, Inc. (Æ)(Ñ)	5,676	101
Comtech Telecommunications Corp. (Æ)(Ñ)	25,827	1,401
Comverse Technology, Inc. (Æ)(Ñ)	43,600	838
Concur Technologies, Inc. (Æ)	7,788	281
CSG Systems International, Inc. (Æ)(Ñ)	30,521	627
Cubic Corp. (Ñ)	13,823	622
Data Domain, Inc. (Æ)(Ñ)	32,400	1,118
DealerTrack Holdings, Inc. (Æ)	27,000	1,325
Diodes, Inc. (Æ)(Ñ)	39,000	1,289
DivX, Inc. (Æ)(Ñ)	44,100	553
Eclipsys Corp. (Æ)	6,795	153
EMS Technologies, Inc. (Æ)(Ñ)	4,769	134
EPIQ Systems, Inc. (Æ)(Ñ)	23,175	449
Equinix, Inc. (Æ)(Ñ)	24,255	2,830
First Solar, Inc. (Æ)(Ñ)	4,000	635
Flir Systems, Inc. (Æ)(Ñ)	37,510	2,603
Foundry Networks, Inc. (Æ)(Ñ)	88,543	1,872
Genesis Microchip, Inc. (Æ)(Ñ)	30,200	223
GeoEye, Inc. (Æ)(Ñ)	37,238	1,166
Gerber Scientific, Inc. (Æ)(Ñ)	9,500	105
Harris Corp.	28,300	1,714

Equity II Fund	31

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hittite Microwave Corp. (Æ)(Ñ)	42,870	2,154
HMS Holdings Corp. (Æ)	79,100	2,252
Ikanos Communications, Inc. (Æ)(Ñ)	34,600	228
Informatica Corp. (Æ)(Ñ)	96,904	1,655
Ingram Micro, Inc. Class A (Æ)	41,100	873
Intermec, Inc. (Æ)(Ñ)	40,186	1,021
Interwoven, Inc. (Æ)	44,500	631
Ixia (Æ)(Ñ)	6,073	63
IXYS Corp. (Æ)	3,500	37
JDA Software Group, Inc. (Æ)(Ñ)	7,700	192
JDS Uniphase Corp. (Æ)(Ñ)	29,800	455
Keynote Systems, Inc. (Æ)	30,500	448
Lawson Software, Inc. (Æ)	24,884	281
Leadis Technology, Inc. (Æ)	2,600	8
Manhattan Associates, Inc. (Æ)	16,662	502
Marvell Technology Group, Ltd. (Æ)	42,981	775
Mellanox Technologies, Ltd. (Æ)(Ñ)	9,600	227
MEMC Electronic Materials, Inc. (Æ)(Ñ)	22,300	1,633
Mercury Computer Systems, Inc. (Æ)(Ñ)	23,200	363
Merix Corp. (Æ)(Ñ)	5,737	40
Methode Electronics, Inc. (Ñ)	25,017	314
Micrel, Inc. (Ñ)	25,848	234
Micros Systems, Inc. (Æ)(Ñ)	46,806	3,362
Microsemi Corp. (Æ)(Ñ)	49,300	1,312
MicroStrategy, Inc. Class A (Æ)(Ñ)	1,392	137
Monolithic Power Systems, Inc. (Æ)(Ñ)	25,564	561
Netlogic Microsystems, Inc. (Æ)	33,000	1,096
Nice Systems, Ltd. - ADR (Æ)(Ñ)	79,874	3,149
Novatel Wireless, Inc. (Æ)(Ñ)	3,614	94
Nuance Communications, Inc. (Æ)	16,800	371
Omniture, Inc. (Æ)	31,900	1,090
ON Semiconductor Corp. (Æ)(Ñ)	1,481	15
Orckit Communications, Ltd. (Æ)	24,400	179
Pegasystems, Inc. (Ñ)	5,502	64
PerkinElmer, Inc.	34,800	958
Rackable Systems, Inc. (Æ)(Ñ)	22,800	311
RADWARE, Ltd. (Æ)(Ñ)	15,900	269
RealNetworks, Inc. (Æ)(Ñ)	120,900	878
Riverbed Technology, Inc. (Æ)(Ñ)	17,400	588
SAIC, Inc. (Æ)(Ñ)	39,900	786
SanDisk Corp. (Æ)(Ñ)	41,080	1,824
Sanmina-SCI Corp. (Æ)(Ñ)	154,300	341
Satyam Computer Services, Ltd. - ADR (Ñ)	53,400	1,621
SAVVIS, Inc. (Æ)(Ñ)	3,600	136
Seachange International, Inc. (Æ)(Ñ)	56,000	348

	Principal Amount ($) or Shares	Market Value $
Seagate Technology (Ñ)	41,085	1,144
Sigma Designs, Inc. (Æ)(Ñ)	35,700	2,098
Sigmatel, Inc. (Æ)(Ñ)	17,500	54
Silicon Storage Technology, Inc. (Æ)(Ñ)	93,800	311
SiRF Technology Holdings, Inc. (Æ)(Ñ)	70,725	2,108
Skyworks Solutions, Inc. (Æ)	167,000	1,540
SonicWALL, Inc. (Æ)	47,500	491
SPSS, Inc. (Æ)(Ñ)	553	21
Starent Networks Corp. (Æ)(Ñ)	13,800	342
Sunpower Corp. Class A (Æ)(Ñ)	8,500	1,075
Sybase, Inc. (Æ)(Ñ)	21,437	613
Synaptics, Inc. (Æ)(Ñ)	11,700	636
Synchronoss Technologies, Inc. (Æ)(Ñ)	4,700	188
Syniverse Holdings, Inc. (Æ)(Ñ)	51,319	856
SYNNEX Corp. (Æ)(Ñ)	14,800	331
Synopsys, Inc. (Æ)(Ñ)	12,600	356
Syntel, Inc. (Ñ)	10,900	464
Tekelec (Æ)(Ñ)	91,000	1,201
Tessera Technologies, Inc. (Æ)(Ñ)	60,169	2,298
TIBCO Software, Inc. (Æ)(Ñ)	101,500	932
Trimble Navigation, Ltd. (Æ)	34,058	1,420
TriQuint Semiconductor, Inc. (Æ)	135,200	848
TTM Technologies, Inc. (Æ)(Ñ)	60,033	770
Unisys Corp. (Æ)(Ñ)	146,500	891
Utstarcom, Inc. (Æ)(Ñ)	56,500	181
VeriFone Holdings, Inc. (Æ)(Ñ)	72,500	3,584
Verigy, Ltd. (Æ)	88,676	2,039
Verint Systems, Inc. (Æ)	53,729	1,347
Vignette Corp. (Æ)(Ñ)	14,010	241
Vocus, Inc. (Æ)(Ñ)	42,800	1,540
Wavecom SA - ADR (Æ)	10,900	266
Western Digital Corp. (Æ)	107,200	2,779
Zebra Technologies Corp. Class A (Æ)(Ñ)	27,100	1,059
Zoran Corp. (Æ)	39,800	1,015

		117,987

Utilities - 3.6%
Alliant Energy Corp. (Ñ)	31,900	1,276
Atmos Energy Corp. (Ñ)	37,710	1,058
Black Hills Corp. (Ñ)	12,862	571
Centennial Communications Corp. (Æ)	11,952	122
Centerpoint Energy, Inc. (Ñ)	40,000	670
CenturyTel, Inc.	25,400	1,119
Cincinnati Bell, Inc. (Æ)(Ñ)	91,588	496
CMS Energy Corp. (Ñ)	37,400	635

32	Equity II Fund

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Energen Corp. (Ñ)	20,200	1,293
MDU Resources Group, Inc. (Ñ)	26,900	758
New Jersey Resources Corp. (Ñ)	6,800	335
NII Holdings, Inc. (Æ)	26,958	1,564
Northeast Utilities	66,600	2,053
NTELOS Holdings Corp. (Ñ)	24,039	726
OGE Energy Corp.	5,000	192
Oneok, Inc. (Ñ)	9,000	450
Pepco Holdings, Inc. (Ñ)	48,800	1,390
Portland General Electric Co. (Ñ)	35,063	987
Premiere Global Services, Inc. (Æ)(Ñ)	19,300	318
Rural Cellular Corp. Class A (Æ)(Ñ)	4,729	210
Sierra Pacific Resources (Ñ)	45,300	764
Southern Union Co.	24,000	756
Southwest Gas Corp. (Ñ)	16,469	490
Suburban Propane Partners, LP	5,300	255
Telephone & Data Systems, Inc.	1,200	84
Time Warner Telecom, Inc. Class A (Æ)(Ñ)	68,552	1,593
UGI Corp.	64,100	1,706
USA Mobility, Inc. (Æ)(Ñ)	14,981	234
WGL Holdings, Inc. (Ñ)	7,000	237

		22,342

Total Common Stocks
(cost $501,754)		584,469

Warrants & Rights - 0.0%

Financial Services - 0.0%
Washington Mutual, Inc. (Æ) 2050 Warrants	87,100	16

Total Warrants & Rights
(cost $13)		16

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 4.5%
Russell Investment Company Money Market Fund	25,911,001	25,911
United States Treasury Bills (ç)(ž)(§) 3.650% due 12/20/07	1,900	1,891

Total Short-Term Investments
(cost $27,802)		27,802

Other Securities - 42.0%
Russell Investment Company Money Market Fund (×)	57,989,767	57,990
State Street Securities Lending Quality Trust (×)	199,140,838	199,141

Total Other Securities
(cost $257,131)		257,131

Total Investments - 141.9%
(identified cost $786,700)		869,418

Other Assets and Liabilities, Net - (41.9%)		(256,932)

Net Assets - 100.0%		612,486

See accompanying notes which are an integral part of the financial statements.

Equity II Fund	33

Russell Investment Company

Equity II Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME) expiration date 12/07 (326)	USD	27,133	529

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			529

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	3.2
Consumer Discretionary	15.8
Consumer Staples	2.0
Financial Services	14.2
Health Care	10.4
Materials and Processing	13.0
Miscellaneous	0.7
Other Energy	6.1
Producer Durables	7.1
Technology	19.3
Utilities	3.6
Warrants & Rights	—	*
Short-Term Investments	4.5
Other Securities	42.0

Total Investments	141.9
Other Assets and Liabilities, Net	(41.9)

	100.0

Futures Contracts	0.1

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

34	Equity II Fund

(This page intentionally left blank)

Russell Investment Company

Equity Q Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Equity Q Fund - Class I
	Total Return
1 Year	11.42%
5 Years	13.51	%§
10 Years	7.11	%§

Equity Q Fund - Class E‡
	Total Return
1 Year	11.08%
5 Years	13.23	%§
10 Years	6.90	%§

Equity Q Fund - Class Y‡‡
	Total Return
1 Year	11.44%
5 Years	13.58	%§
10 Years	7.17	%§

Russell 1000® Index**
	Total Return
1 Year	15.03%
5 Years	14.54	%§
10 Years	7.40	%§

36	Equity Q Fund

Russell Investment Company

Equity Q Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Equity Q Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Equity Q Fund Class E, Class I and Class Y gained 11.08%, 11.42% and 11.44%, respectively. This compared to the Russell 1000® Index, which gained 15.03% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® Multi-Cap Core Funds Average returned 15.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers typically use a variety of quantitative investment models and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000® Index. Quantitative managers seek to find market factors, such as price/earnings, price momentum, earnings revisions and earnings surprise, which are predictive of positive excess returns over the long term. The market transition from value to growth over this fiscal year made for a difficult environment for quantitative strategies. During transitional markets, quantitative strategies must adjust their models to incorporate the new market data, often causing them to lag the market at the onset of the transition.

Over the fiscal year, price momentum and earnings revisions were the factors that were most rewarded by the market, while exposure to low price/earnings stocks was detrimental. This proved challenging for the Fund, as the Fund’s factor exposures were focused on valuation factors such as price/earnings and price/book, and less on momentum and earnings revisions.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The quantitative nature of the Fund, along with its valuation bias made this a difficult market environment for the Fund. The Fund’s focus on valuation factors such as price/book and earnings yield was detrimental to performance. Though the Fund was generally invested in the sectors that outperformed, it held underperforming stocks in those sectors. Exposure to financial companies that had subprime mortgage holdings contributed to the Fund’s underperformance. The Fund’s performance was also hurt by weak stock selection in the consumer discretionary and heath care sectors.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark.

Aronson+Johnson+Ortiz, L.P. underperformed for the period due mainly to weak stock selection in the financial services and materials and processing sectors. Aronson suffered holding financial companies such as Countrywide Financial Corp. due to subprime lending exposure. Its performance was also hurt by not holding some of the best performing stocks for the period, such as the fertilizer company, Mosaic, and gaming company, Las Vegas Sands.

Franklin Portfolio Associates, LLC underperformed the benchmark for the period. Franklin had weak stock selection in the consumer discretionary, financial services and heath care sectors. Franklin’s exposure to low price/earnings stocks was detrimental; however, the momentum component of their model added marginally to returns.

Goldman Sachs Asset Management, L.P. underperformed the benchmark. Goldman also felt the effects of subprime lending exposure, and had negative stock selection in the financial services sector. Also showing weakness was their stock selection in the consumer discretionary and technology sectors.

Equity Q Fund	37

Russell Investment Company

Equity Q Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Jacobs Levy Equity Management, Inc. was the only manager to outperform the benchmark over the fiscal year. Though Jacobs also had weak stock selection in the consumer discretionary and technology sectors, they benefited from several short positions in the financial services sector. Additionally, an overweight to the materials and processing sector was beneficial.

Describe any changes to the Fund’s structure or the money manager line-up.

In April 2007, Aronson’s long-only mandate was changed to a limited long/short assignment. There were no changes to the manager line-up for the fiscal year ending October 31, 2007.

Money Managers as of October 31, 2007	Styles
Aronson+Johnson+Ortiz, LP	Market-Oriented
Franklin Portfolio Associates, LLC	Market-Oriented
Goldman Sachs Asset Management, L.P.	Market-Oriented
Jacobs Levy Equity Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on March 30, 2000. The returns shown for Class Y Shares prior to March 30, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38	Equity Q Fund

Russell Investment Company

Equity Q Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,031.70	$1,019.51
Expenses Paid During Period*	$5.79	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,033.30	$1,020.82
Expenses Paid During Period*	$4.46	$4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,033.50	$1,020.97
Expenses Paid During Period*	$4.31	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Equity Q Fund	39

Russell Investment Company

Equity Q Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 108.4%
Auto and Transportation - 1.8%
Continental Airlines, Inc. Class A (Æ)	8,300	285
CSX Corp.	29,217	1,308
FedEx Corp. (Ú)	47,200	4,878
Ford Motor Co. (Æ)	200,600	1,779
Frontline, Ltd. (Ñ)	43,900	1,993
General Motors Corp.	98,500	3,860
JB Hunt Transport Services, Inc. (Ñ)	18,700	518
Landstar System, Inc.	7,300	307
Lear Corp. (Æ)	11,800	419
Norfolk Southern Corp.	42,900	2,216
Overseas Shipholding Group, Inc. (Ñ)	27,501	2,046
TRW Automotive Holdings Corp. (Æ)(Ñ)	24,100	716
Union Pacific Corp. (Ú)	66,500	8,515
United Parcel Service, Inc. Class B	26,460	1,987
US Airways Group, Inc. (Æ)	19,500	540

		31,367

Consumer Discretionary - 15.0%
Accenture, Ltd. Class A	232,300	9,071
Alberto-Culver Co. Class B	33,600	873
Allied Waste Industries, Inc. (Æ)	88,900	1,124
Amazon.com, Inc. (Æ)(Ú)	71,520	6,376
American Greetings Corp. Class A	59,300	1,562
Apollo Group, Inc. Class A (Æ)	53,150	4,213
AutoNation, Inc. (Æ)(Ñ)	171,199	3,028
Autozone, Inc. (Æ)	1,800	224
Avis Budget Group, Inc. (Æ)	32,500	678
Avon Products, Inc.	78,400	3,213
Barnes & Noble, Inc.	33,100	1,279
Bed Bath & Beyond, Inc. (Æ)	110,100	3,737
Best Buy Co., Inc.	87,400	4,241
Big Lots, Inc. (Æ)(Ñ)	51,700	1,240
BJ’s Wholesale Club, Inc. (Æ)	25,700	922
Black & Decker Corp. (Ñ)	3,200	288
Brinker International, Inc.	50,650	1,286
Burger King Holdings, Inc.	10,600	280
Career Education Corp. (Æ)(Ñ)	4,400	157
Carnival Corp.	2,550	122
CBS Corp. Class B	232,150	6,663
Coach, Inc. (Æ)	72,100	2,636
Convergys Corp. (Æ)	33,900	621
Costco Wholesale Corp.	41,400	2,785
Darden Restaurants, Inc.	41,800	1,797
DeVry, Inc.	1,000	55
DIRECTV Group, Inc. (The) (Æ)(Ú)	272,500	7,216

	Principal Amount ($) or Shares	Market Value $
Dolby Laboratories, Inc. Class A (Æ)	3,500	145
Dollar Tree Stores, Inc. (Æ)	3,900	149
DreamWorks Animation SKG, Inc. Class A (Æ)	18,200	593
eBay, Inc. (Æ)(Ú)	260,000	9,386
EchoStar Communications Corp. Class A (Æ)	90,600	4,436
Estee Lauder Cos., Inc. (The) Class A	84,100	3,692
Expedia, Inc. (Æ)(Ñ)	160,500	5,242
Family Dollar Stores, Inc. (Ñ)	49,200	1,247
Foot Locker, Inc.	48,000	715
GameStop Corp. Class A (Æ)	25,750	1,525
Gap, Inc. (The)	127,900	2,417
Gemstar-TV Guide International, Inc. (Æ)	1,386	9
Google, Inc. Class A (Æ)(Ú)	15,800	11,171
Guess ?, Inc.	6,600	339
Hasbro, Inc.	81,800	2,442
Hewitt Associates, Inc. Class A (Æ)	18,100	639
Home Depot, Inc.	49,500	1,560
Idearc, Inc. (Ñ)	5,200	140
Insight Enterprises, Inc. (Æ)	7,500	207
ITT Educational Services, Inc. (Æ)	27,680	3,521
Jack in the Box, Inc. (Æ)	9,400	295
Jarden Corp. (Æ)	8,900	316
JC Penney Co., Inc. (Ñ)	22,800	1,282
Kimberly-Clark Corp. (Ú)	84,535	5,993
Liberty Global, Inc. Class A (Æ)	89,100	3,497
Liberty Media Corp. - Capital Series A (Æ)	5,807	726
Live Nation, Inc. (Æ)	7,500	153
Manpower, Inc. (Ñ)	214,141	16,005
Marriott International, Inc. Class A	75,100	3,087
Mattel, Inc.	87,900	1,836
McDonald’s Corp.	117,600	7,021
MSC Industrial Direct Co. Class A	11,800	575
News Corp. Class A	289,200	6,267
Nike, Inc. Class B	141,800	9,396
Office Depot, Inc. (Æ)	68,800	1,291
OfficeMax, Inc.	8,200	259
Omnicom Group, Inc.	53,000	2,702
Phillips-Van Heusen	1,100	53
RadioShack Corp. (Ñ)	33,400	689
Tech Data Corp. (Æ)	37,550	1,477
Time Warner, Inc. (Ú)	1,426,600	26,050
TJX Cos., Inc.	502,400	14,534
Toro Co.	1,300	72
VeriSign, Inc. (Æ)(Ñ)	39,500	1,347
Wal-Mart Stores, Inc. (Ú)	199,100	9,001

40	Equity Q Fund

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Walt Disney Co. (The)	741,700	25,685
Whirlpool Corp.	20,460	1,620
Wyndham Worldwide Corp.	24,200	794
Wynn Resorts, Ltd.	30,690	4,954
Yum! Brands, Inc.	218,500	8,799

		271,038

Consumer Staples - 6.7%
Altria Group, Inc.	39,080	2,850
Anheuser-Busch Cos., Inc.	91,900	4,713
Coca-Cola Co. (The)	77,650	4,796
Colgate-Palmolive Co. (Ú)	56,900	4,340
ConAgra Foods, Inc.	138,500	3,287
General Mills, Inc.	72,650	4,194
Hansen Natural Corp. (Ñ)	30,050	2,043
Kroger Co. (The)	780,435	22,937
Loews Corp. - Carolina Group	9,000	772
McCormick & Co., Inc.	9,400	329
Molson Coors Brewing Co. Class B	29,870	1,709
NBTY, Inc. (Æ)	80,900	2,880
Pepsi Bottling Group, Inc.	91,300	3,933
PepsiAmericas, Inc.	2,400	86
PepsiCo, Inc.	201,750	14,873
Procter & Gamble Co.	247,855	17,231
Reynolds American, Inc.	24,600	1,585
Safeway, Inc.	127,300	4,328
SUPERVALU, Inc.	47,700	1,848
Sysco Corp.	227,200	7,791
Tyson Foods, Inc. Class A	179,400	2,835
Universal Corp. (Ñ)	1,500	73
UST, Inc. (Ñ)	64,800	3,455
Walgreen Co.	194,600	7,716

		120,604

Financial Services - 21.2%
ACE, Ltd.	54,000	3,273
Allied World Assurance Holdings, Ltd.	2,200	105
Allstate Corp. (The) (Ú)	140,700	7,373
AMB Property Corp. (ö)	4,200	275
AMBAC Financial Group, Inc. (Ñ)	15,800	582
American International Group, Inc. (Ú)	300,900	18,993
AmeriCredit Corp. (Æ)(Ñ)	23,300	329
Ameriprise Financial, Inc. (Ñ)	277,170	17,456
AON Corp.	88,900	4,029
Arch Capital Group, Ltd. (Æ)	13,750	1,028
Arthur J Gallagher & Co.	16,900	450
Ashford Hospitality Trust, Inc. (ö)	35,600	350
Automatic Data Processing, Inc.	169,800	8,415

	Principal Amount ($) or Shares	Market Value $
AvalonBay Communities, Inc. (ö)	12,100	1,484
Axis Capital Holdings, Ltd.	24,700	982
Bank of America Corp. (Ú)	420,555	20,304
Bank of New York Mellon Corp. (The) (Ú)	143,050	6,988
BB&T Corp.	1,800	67
Boston Properties, Inc. (ö)	5,600	607
Camden Property Trust (ö)	12,700	792
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	138,300	3,372
CBL & Associates Properties, Inc. (ö)	10,200	338
Charles Schwab Corp. (The)	137,700	3,200
Chubb Corp.	107,900	5,757
Cigna Corp.	146,490	7,689
Cincinnati Financial Corp. (Ñ)	58,232	2,317
Citigroup, Inc. (Ú)	796,452	33,371
CME Group, Inc. Class A	1,539	1,025
CNA Financial Corp. (Ñ)	22,400	888
Comerica, Inc.	58,700	2,740
Discover Financial Services	11,973	231
Duke Realty Corp. (ö)	9,300	299
Dun & Bradstreet Corp.	34,840	3,374
E*TRADE Financial Corp. (Æ)	21,000	234
East West Bancorp, Inc.	4,400	148
Endurance Specialty Holdings, Ltd.	8,550	335
Everest Re Group, Ltd.	1,050	112
Federal Realty Investors Trust (ö)	6,720	593
Federated Investors, Inc. Class B (Ñ)	1,100	47
Fifth Third Bancorp	192,400	6,018
First American Corp.	11,300	340
First Marblehead Corp. (The) (Ñ)	88,850	3,450
First Niagara Financial Group, Inc.	2,600	34
Franklin Resources, Inc.	34,300	4,448
General Growth Properties, Inc. (ö)	58,600	3,186
Genworth Financial, Inc. Class A	12,200	333
Goldman Sachs Group, Inc. (The) (Ú)	98,400	24,395
Hanover Insurance Group, Inc.	11,400	525
Hartford Financial Services Group, Inc. (Ú)	40,380	3,918
HCC Insurance Holdings, Inc.	60,500	1,808
Hospitality Properties Trust (ö)	78,300	3,101
Investment Technology Group, Inc. (Æ)	15,300	641
iStar Financial, Inc. (ö)(Ñ)	1,750	53
Jones Lang LaSalle, Inc.	9,160	873
JPMorgan Chase & Co. (Ú)	820,500	38,564
Keycorp	112,100	3,189
Legg Mason, Inc.	25,100	2,082
Lincoln National Corp.	86,300	5,383

Equity Q Fund	41

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Loews Corp.	115,650	5,677
Macerich Co. (The) (ö)	6,830	585
Mastercard, Inc. Class A (Ñ)	7,980	1,513
MBIA, Inc. (Ñ)	30,800	1,326
Merrill Lynch & Co., Inc. (Ú)	201,800	13,323
MetLife, Inc. (Ú)	51,800	3,566
MoneyGram International, Inc.	20,300	324
Moody’s Corp. (Ñ)	25,100	1,097
Morgan Stanley (Ú)	279,720	18,814
Morningstar, Inc. (Æ)	300	22
Nasdaq Stock Market, Inc. (The) (Æ)	26,400	1,233
Nationwide Financial Services	10,550	566
Northern Trust Corp.	48,000	3,610
Odyssey Re Holdings Corp.	8,000	297
Old Republic International Corp.	8,000	123
Potlatch Corp. (ö)(Ñ)	11,750	560
Principal Financial Group, Inc.	39,900	2,700
Prologis (ö)	60,850	4,365
Prudential Financial, Inc. (Ú)	69,080	6,681
Raymond James Financial, Inc.	15,900	592
Rayonier, Inc. (ö)(Ñ)	9,000	435
Regency Centers Corp. (ö)	1,480	106
Regions Financial Corp.	34,400	933
RenaissanceRe Holdings, Ltd.	18,100	1,056
Ryder System, Inc.	1,350	65
Safeco Corp.	63,600	3,682
Simon Property Group, Inc. (ö)	6,120	637
Sotheby’s Holdings Class A (Ñ)	23,650	1,281
State Street Corp. (Ú)	45,200	3,606
SunTrust Banks, Inc.	81,390	5,909
Taubman Centers, Inc. (ö)	1,950	115
Total System Services, Inc. (Ñ)	17,900	536
Travelers Cos., Inc. (The) (Ú)	191,850	10,017
Ventas, Inc. (ö)	25,250	1,083
Vornado Realty Trust (ö)	12,200	1,363
Wachovia Corp.	74,050	3,386
Washington Mutual, Inc. (Ñ)	150,100	4,185
Wells Fargo & Co.	230,100	7,826
Western Union Co. (The)	142,100	3,132
WR Berkley Corp.	35,600	1,071
XL Capital, Ltd. Class A	42,570	3,063

		382,754

Health Care - 13.8%
Aetna, Inc.	345,300	19,395
AMERIGROUP Corp. Class A (Æ)	11,700	409
AmerisourceBergen Corp. Class A	358,350	16,882
Amgen, Inc. (Æ)	39,700	2,307

	Principal Amount ($) or Shares	Market Value $
Apria Healthcare Group, Inc. (Æ)(Ñ)	20,800	503
Baxter International, Inc. (Ú)	183,300	11,000
Beckman Coulter, Inc.	13,800	977
Becton Dickinson & Co.	31,400	2,621
Biogen Idec, Inc. (Æ)	71,250	5,304
Boston Scientific Corp. (Æ)	16,200	225
Bristol-Myers Squibb Co. (Ú)	135,300	4,058
Cardinal Health, Inc.	113,300	7,708
Celgene Corp. (Æ)(Ñ)	43,000	2,838
Coventry Health Care, Inc. (Æ)	25,100	1,514
Dentsply International, Inc.	30,650	1,271
Eli Lilly & Co.	51,800	2,805
Express Scripts, Inc. Class A (Æ)	110,200	6,954
Forest Laboratories, Inc. (Æ)	75,800	2,961
Gen-Probe, Inc. (Æ)	2,200	154
Genentech, Inc. (Æ)	28,600	2,120
Genzyme Corp. (Æ)	19,500	1,481
Gilead Sciences, Inc. (Æ)	197,600	9,127
Health Net, Inc. (Æ)	51,500	2,761
Healthspring, Inc. (Æ)	9,700	204
Hlth Corp. (Æ)(Ñ)	176,600	2,492
Humana, Inc. (Æ)	74,700	5,599
Invitrogen Corp. (Æ)	3,190	290
Johnson & Johnson (Ú)	358,700	23,376
Kinetic Concepts, Inc. (Æ)(Ñ)	11,050	664
King Pharmaceuticals, Inc. (Æ)	47,600	504
Lincare Holdings, Inc. (Æ)	24,900	866
McKesson Corp.	118,900	7,859
Medco Health Solutions, Inc. (Æ)	184,350	17,399
Medtronic, Inc. (Ú)	13,500	640
Merck & Co., Inc. (Ú)	130,550	7,606
Millennium Pharmaceuticals, Inc. (Æ)	20,000	236
Pfizer, Inc. (Ú)	1,474,100	36,278
Schering-Plough Corp. (Ñ)(Ú)	464,600	14,180
Stryker Corp.	1,650	117
UnitedHealth Group, Inc. (Ú)	182,000	8,945
Ventana Medical Systems, Inc. (Æ)	1,800	158
Watson Pharmaceuticals, Inc. Class B (Æ)	17,400	532
WellCare Health Plans, Inc. (Æ)	1,100	27
WellPoint, Inc. (Æ)(Ú)	114,400	9,064
Wyeth (Ú)	17,700	861
Zimmer Holdings, Inc. (Æ)	87,100	6,053

		249,325

Integrated Oils - 6.8%
Chevron Corp. (Ú)	346,060	31,668
ConocoPhillips	145,180	12,335

42	Equity Q Fund

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Exxon Mobil Corp. (Ú)	653,932	60,155
Hess Corp.	57,300	4,103
Marathon Oil Corp. (Ú)	155,400	9,189
Murphy Oil Corp.	39,500	2,908
Occidental Petroleum Corp.	29,650	2,047

		122,405

Materials and Processing - 5.9%
AK Steel Holding Corp. (Æ)	38,750	1,943
Albemarle Corp.	27,200	1,299
American Standard Cos., Inc.	46,500	1,733
Archer-Daniels-Midland Co.	38,700	1,385
Armstrong World Industries, Inc. (Æ)(Ñ)	1,900	78
Ashland, Inc.	72,250	4,243
Avery Dennison Corp.	7,800	452
Celanese Corp. Class A	33,800	1,418
CF Industries Holdings, Inc.	14,190	1,247
Cleveland-Cliffs, Inc. (Ñ)	2,000	191
Commercial Metals Co.	38,700	1,214
Crown Holdings, Inc. (Æ)	63,800	1,582
Domtar Corp. (Æ)(Ñ)	5,204	45
Dow Chemical Co. (The) (Ú)	186,400	8,395
Eastman Chemical Co.	16,700	1,112
EI Du Pont de Nemours & Co. (Ú)	71,600	3,545
EMCOR Group, Inc. (Æ)	22,900	788
Energizer Holdings, Inc. (Æ)(Ñ)	52,300	5,455
Fluor Corp.	17,300	2,733
FMC Corp.	100	6
Freeport-McMoRan Copper & Gold, Inc. Class B	84,310	9,922
Granite Construction, Inc.	8,500	364
Greif, Inc. Class A	7,000	445
International Paper Co.	165,200	6,106
Jacobs Engineering Group, Inc. (Æ)	32,600	2,841
KBR, Inc. (Æ)	24,800	1,063
Lennox International, Inc.	3,300	118
McDermott International, Inc. (Æ)	48,300	2,949
Minerals Technologies, Inc.	2,850	200
Monsanto Co. (Ú)	34,580	3,376
Mosaic Co. (The) (Æ)(Ñ)	8,300	579
Newmont Mining Corp.	2,200	112
Nucor Corp.	64,000	3,969
Olin Corp.	1,700	39
Owens - Illinois, Inc. (Æ)	2,750	122
Pactiv Corp. (Æ)	80,500	2,211
Perini Corp. (Æ)	10,300	591
PPG Industries, Inc.	30,400	2,272

	Principal Amount ($) or Shares	Market Value $
Precision Castparts Corp.	47,390	7,100
Sealed Air Corp. (Ñ)	22,600	563
Sherwin-Williams Co. (The)	156,800	10,023
Sonoco Products Co.	10,900	337
Southern Copper Corp. (Ñ)	41,440	5,789
Terra Industries, Inc. (Æ)(Ñ)	12,000	443
Timken Co.	21,500	715
United States Steel Corp.	45,560	4,916
URS Corp. (Æ)	11,900	736
Worthington Industries, Inc.	6,000	150

		106,915

Miscellaneous - 2.5%
3M Co.	34,550	2,984
Brunswick Corp.	33,900	756
Eaton Corp.	17,700	1,639
Foster Wheeler, Ltd. (Æ)	30,000	4,447
General Electric Co. (Ú)	500,140	20,586
Honeywell International, Inc. (Ú)	101,800	6,150
ITT Corp.	32,400	2,168
SPX Corp.	29,020	2,940
Teleflex, Inc.	11,600	849
Textron, Inc.	30,800	2,132
Tyco International, Ltd.	20,750	854

		45,505

Other Energy - 6.4%
Anadarko Petroleum Corp.	25,900	1,529
Apache Corp.	49,230	5,111
Atwood Oceanics, Inc. (Æ)	1,700	143
Chesapeake Energy Corp.	144,500	5,705
Cimarex Energy Co. (Ñ)	2,000	81
Delek US Holdings, Inc.	5,900	141
Devon Energy Corp.	82,840	7,737
Dresser-Rand Group, Inc. (Æ)	7,300	282
Dynegy, Inc. Class A (Æ)	5,054	47
ENSCO International, Inc. (Ñ)	4,400	244
FMC Technologies, Inc. (Æ)	23,000	1,394
Frontier Oil Corp.	50,150	2,296
Global Industries, Ltd. (Æ)	76,300	1,878
GlobalSantaFe Corp. (Ñ)	13,570	1,100
Halliburton Co. (Ñ)(Ú)	450,550	17,761
Helmerich & Payne, Inc.	9,900	313
Holly Corp.	61,550	3,865
Nabors Industries, Ltd. (Æ)	33,500	941
National Oilwell Varco, Inc. (Æ)	132,250	9,686
Noble Corp.	28,600	1,514
Noble Energy, Inc.	61,900	4,738

Equity Q Fund	43

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

NRG Energy, Inc. (Æ)(Ñ)	42,000	1,918
Oil States International, Inc. (Æ)	9,000	389
Patterson-UTI Energy, Inc.	55,100	1,099
Pioneer Natural Resources Co.	850	43
Plains Exploration & Production Co. (Æ)(Ñ)	450	23
Pogo Producing Co.	600	36
Reliant Energy, Inc. (Æ)	197,000	5,421
SEACOR Holdings, Inc. (Æ)(Ñ)	13,290	1,218
Smith International, Inc.	6,000	396
St. Mary Land & Exploration Co.	14,600	618
Sunoco, Inc.	87,200	6,418
Superior Energy Services, Inc. (Æ)	29,000	1,075
Tesoro Corp.	146,900	8,892
Unit Corp. (Æ)	15,400	736
Valero Energy Corp. (Ú)	159,400	11,227
Western Refining, Inc. (Ñ)	71,700	2,630
XTO Energy, Inc.	92,300	6,127

		114,772

Producer Durables - 7.5%
AGCO Corp. (Æ)	75,850	4,527
Applied Materials, Inc.	824,600	16,014
Boeing Co. (Ú)	116,880	11,523
Caterpillar, Inc. (Ú)	111,500	8,319
Crane Co.	4,000	190
Cummins, Inc.	32,732	3,926
Emerson Electric Co.	2,250	118
Gardner Denver, Inc. (Æ)	16,600	600
General Cable Corp. (Æ)(Ñ)	2,650	191
Herman Miller, Inc.	2,800	76
HNI Corp. (Ñ)	13,500	585
Hubbell, Inc. Class B	1,400	77
Ingersoll-Rand Co., Ltd. Class A	5,000	252
Kla-Tencor Corp.	34,700	1,827
Lexmark International, Inc. Class A (Æ)(Ñ)	38,350	1,610
Lockheed Martin Corp. (Ú)	225,490	24,813
Manitowoc Co., Inc. (The)	54,400	2,680
Mettler Toledo International, Inc. (Æ)	3,900	415
Molex, Inc.	34,100	974
Northrop Grumman Corp.	271,351	22,690
Novellus Systems, Inc. (Æ)(Ñ)	55,300	1,571
Parker Hannifin Corp.	46,000	3,697
Raytheon Co.	107,350	6,829
Rockwell Collins, Inc.	10,500	785
Steelcase, Inc. Class A	30,300	541
Thomas & Betts Corp. (Æ)	15,950	893

	Principal Amount ($) or Shares	Market Value $
United Technologies Corp. (Ú)	103,900	7,958
W.W. Grainger, Inc.	840	75
Waters Corp. (Æ)	21,950	1,690
Xerox Corp. (Æ)	513,800	8,961

		134,407

Technology - 15.8%
ADC Telecommunications, Inc. (Æ)	23,900	447
Analog Devices, Inc.	26,500	887
Apple, Inc. (Æ)	82,760	15,720
Applera Corp. - Applied Biosystems Group	40,300	1,497
Arrow Electronics, Inc. (Æ)	32,100	1,283
Atmel Corp. (Æ)	75,400	369
Autodesk, Inc. (Æ)	86,450	4,227
Avnet, Inc. (Æ)	216,900	9,049
Blue Coat Systems, Inc. (Æ)	7,600	308
BMC Software, Inc. (Æ)	59,000	1,997
Broadcom Corp. Class A (Æ)	26,000	846
Brocade Communications Systems, Inc. (Æ)	38,500	366
Cadence Design Systems, Inc. (Æ)	1,800	35
Cisco Systems, Inc. (Æ)	489,800	16,193
Computer Sciences Corp. (Æ)	107,351	6,268
Compuware Corp. (Æ)	34,400	344
Corning, Inc. (Ú)	147,600	3,582
Dell, Inc. (Æ)(Ú)	315,100	9,642
Electronic Data Systems Corp.	114,500	2,472
EMC Corp. (Æ)(Ñ)	68,400	1,737
First Solar, Inc. (Æ)	3,600	572
Garmin, Ltd.	59,400	6,380
Harris Corp.	51,500	3,119
Hewlett-Packard Co. (Ú)	380,150	19,646
Ingram Micro, Inc. Class A (Æ)	69,300	1,472
Intel Corp. (Ú)	296,900	7,987
International Business Machines Corp. (Ú)	145,500	16,895
Intuit, Inc. (Æ)	50,700	1,631
Jabil Circuit, Inc.	14,000	304
Juniper Networks, Inc. (Æ)	236,250	8,505
L-3 Communications Holdings, Inc.	15,000	1,645
LSI Corp. (Æ)	86,000	568
Maxim Integrated Products, Inc.	7,100	192
McAfee, Inc. (Æ)	33,700	1,394
MEMC Electronic Materials, Inc. (Æ)	18,700	1,369
Microsoft Corp. (Ú)	1,291,200	47,529
National Instruments Corp.	9,100	295
National Semiconductor Corp.	25,500	641

44	Equity Q Fund

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

NCR Corp. (Æ)	15,000	414
Novell, Inc. (Æ)	30,000	225
Nvidia Corp.	131,650	4,658
Oracle Corp. (Æ)(Ú)	1,225,600	27,172
PerkinElmer, Inc.	6,900	190
Qualcomm, Inc. (Ú)	259,900	11,106
Rockwell Automation, Inc.	51,250	3,530
SanDisk Corp. (Æ)	35,600	1,581
Sanmina-SCI Corp. (Æ)	86,600	191
Seagate Technology, Inc. (Æ)	57,274	—
Sun Microsystems, Inc. (Æ)	468,600	2,676
Symantec Corp. (Æ)	816,100	15,326
Synopsys, Inc. (Æ)	104,501	2,953
Texas Instruments, Inc.	384,200	12,525
Tyco Electronics, Ltd.	89,600	3,196
Unisys Corp. (Æ)	95,600	581
Vishay Intertechnology, Inc. (Æ)	10,500	132
Western Digital Corp. (Æ)	52,400	1,358

		285,227

Utilities - 5.0%
AES Corp. (The) (Æ)	127,500	2,730
AGL Resources, Inc.	7,800	308
Alliant Energy Corp.	5,000	200
Alltel Corp.	7,550	537
AT&T, Inc.	363,378	15,186
Centerpoint Energy, Inc. (Ñ)	80,700	1,352
CenturyTel, Inc.	75,600	3,330
Constellation Energy Group, Inc.	44,800	4,243
DTE Energy Co.	3,300	164
Duke Energy Corp.	481,700	9,234
Edison International	83,200	4,838
Embarq Corp.	75,700	4,006
FirstEnergy Corp.	63,500	4,426
Oneok, Inc. (Ñ)	10,050	502
PG&E Corp.	136,349	6,672
Public Service Enterprise Group, Inc.	50,700	4,847
Qwest Communications International, Inc. (Æ)(Ñ)	753,500	5,410
SCANA Corp. (Ñ)	15,000	609
Sprint Nextel Corp.	545,800	9,333
Telephone & Data Systems, Inc.	50	3
Verizon Communications, Inc. (Ú)	259,600	11,960

		89,890

Total Common Stocks
(cost $1,666,296)		1,954,209

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 2.6%
Russell Investment Company Money Market Fund	45,203,900	45,204
United States Treasury Bills (ç)(ž)(§)
3.650% due 12/20/07	2,100	2,090
3.816% due 12/20/07	500	497

Total Short-Term Investments
(cost $47,791)		47,791

Other Securities - 3.7%
Russell Investment Company Money Market Fund (×)	10,004,135	10,004
State Street Securities Lending Quality Trust (×)	56,260,190	56,260

Total Other Securities
(cost $66,264)		66,264

Total Investments - 114.7%
(identified cost $1,780,351)		2,068,264

Securities Sold Short - (11.0%)
Auto and Transportation - (0.4%)
AAR Corp. (Æ)	(2,700)	(87)
Expeditors International Washington, Inc.	(63,100)	(3,196)
Ford Motor Co. (Æ)	(187,600)	(1,664)
Gentex Corp.	(43,600)	(906)
JB Hunt Transport Services, Inc.	(8,100)	(225)

		(6,078)

Consumer Discretionary - (2.2%)
Bare Escentuals, Inc. (Æ)	(19,900)	(492)
Coldwater Creek, Inc. (Æ)	(16,200)	(145)
CoStar Group, Inc. (Æ)	(2,900)	(167)
CROCS, Inc. (Æ)	(26,500)	(1,981)
Electronic Arts, Inc. (Æ)	(68,800)	(4,205)
Fastenal Co.	(40,200)	(1,788)
JC Penney Co., Inc.	(36,400)	(2,047)
Lamar Advertising Co. Class A	(35,600)	(1,903)
Las Vegas Sands Corp. (Æ)	(30,500)	(4,059)
Limited Brands, Inc.	(141,000)	(3,103)
LKQ Corp. (Æ)	(27,900)	(1,076)
Mattel, Inc.	(133,700)	(2,793)
McGraw-Hill Cos., Inc. (The)	(32,600)	(1,631)
MGM Mirage (Æ)	(41,000)	(3,756)
MSC Industrial Direct Co. Class A	(7,900)	(385)
Nordstrom, Inc.	(83,700)	(3,301)
RH Donnelley Corp. (Æ)	(29,700)	(1,629)

Equity Q Fund	45

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

RR Donnelley & Sons Co.	(69,100)	(2,784)
Scientific Games Corp. Class A (Æ)	(21,400)	(774)
Service Corp. International	(74,600)	(1,079)
Urban Outfitters, Inc. (Æ)	(37,600)	(950)
Virgin Media, Inc.	(15,700)	(347)
Warner Music Group Corp.	(5,600)	(57)

		(40,452)

Consumer Staples - (0.6%)
Brown-Forman Corp. Class B	(46,200)	(3,418)
Hershey Co. (The)	(81,500)	(3,513)
Kraft Foods, Inc. Class A	(116,800)	(3,902)
Reynolds American, Inc.	(8,800)	(567)

		(11,400)

Financial Services - (1.6%)
Affiliated Managers Group, Inc. (Æ)	(12,400)	(1,631)
AMBAC Financial Group, Inc.	(31,300)	(1,153)
Bear Stearns Cos., Inc. (The)	(48,500)	(5,510)
Capitol Federal Financial	(5,900)	(195)
Countrywide Financial Corp.	(109,100)	(1,693)
Federal National Mortgage Association	(3,100)	(177)
Fidelity National Information Services, Inc.	(4,500)	(208)
IntercontinentalExchange, Inc. (Æ)	(6,500)	(1,158)
KKR Financial Holdings LLC	(10,700)	(167)
MBIA, Inc.	(86,200)	(3,710)
MGIC Investment Corp.	(41,600)	(805)
Moody’s Corp.	(82,000)	(3,585)
New York Community Bancorp, Inc.	(41,500)	(772)
Plum Creek Timber Co., Inc. (ö)(Ñ)	(36,700)	(1,639)
PMI Group, Inc. (The) (Ñ)	(39,500)	(633)
Radian Group, Inc.	(35,600)	(448)
Rayonier, Inc. (ö)	(11,400)	(551)
State Street Corp.	(55,100)	(4,396)

		(28,431)

Health Care - (1.2%)
Affymetrix, Inc. (Æ)	(20,400)	(519)
Alexion Pharmaceuticals, Inc. (Æ)	(9,100)	(696)
American Medical Systems Holdings, Inc. (Æ)	(5,800)	(74)
Amylin Pharmaceuticals, Inc. (Æ)	(40,500)	(1,823)
BioMarin Pharmaceuticals, Inc. (Æ)	(14,700)	(408)
Celgene Corp. (Æ)	(25,500)	(1,683)
Cephalon, Inc. (Æ)	(20,400)	(1,504)
Cerner Corp. (Æ)	(16,100)	(959)
Chattem, Inc. (Æ)	(4,900)	(364)

	Principal Amount ($) or Shares	Market Value $
Hologic, Inc. (Æ)	(4,000)	(272)
Humana, Inc. (Æ)	(52,800)	(3,957)
Millipore Corp. (Æ)	(12,800)	(994)
Myriad Genetics, Inc. (Æ)	(9,600)	(531)
NuVasive, Inc. (Æ)	(6,000)	(257)
Omnicare, Inc.	(28,200)	(832)
Quest Diagnostics, Inc.	(65,800)	(3,499)
Stericycle, Inc. (Æ)	(9,600)	(560)
Stryker Corp.	(24,400)	(1,732)
Techne Corp. (Æ)	(3,600)	(236)
Tenet Healthcare Corp. (Æ)	(143,300)	(503)

		(21,403)

Materials and Processing - (0.5%)
Alcoa, Inc.	(63,300)	(2,506)
Louisiana-Pacific Corp.	(33,500)	(551)
Martin Marietta Materials, Inc.	(15,800)	(2,044)
Mosaic Co. (The) (Æ)	(55,500)	(3,874)

		(8,975)

Miscellaneous - (0.3%)
Fortune Brands, Inc.	(43,600)	(3,652)
Foster Wheeler, Ltd. (Æ)	(13,000)	(1,927)

		(5,579)

Other Energy - (2.0%)
Arch Coal, Inc.	(56,700)	(2,325)
Arena Resources, Inc. (Æ)	(8,400)	(307)
Baker Hughes, Inc.	(41,900)	(3,634)
Berry Petroleum Co. Class A	(2,300)	(112)
Bill Barrett Corp. (Æ)	(8,500)	(398)
Carrizo Oil & Gas, Inc. (Æ)	(4,000)	(206)
CNX Gas Corp. (Æ)	(2,600)	(83)
Denbury Resources, Inc. (Æ)	(20,500)	(1,160)
Diamond Offshore Drilling, Inc.	(32,500)	(3,680)
Encore Acquisition Co. (Æ)	(8,900)	(327)
EOG Resources, Inc.	(46,500)	(4,120)
Equitable Resources, Inc.	(39,000)	(2,196)
EXCO Resources, Inc. (Æ)	(37,300)	(630)
Hercules Offshore, Inc. (Æ)	(10,000)	(270)
NRG Energy, Inc. (Æ)	(23,700)	(1,082)
Peabody Energy Corp.	(94,400)	(5,263)
Quicksilver Resources, Inc. (Æ)	(16,000)	(912)
Range Resources Corp.	(34,700)	(1,559)
Schlumberger, Ltd.	(21,700)	(2,096)
Southwestern Energy Co. (Æ)	(19,300)	(998)
Whiting Petroleum Corp. (Æ)	(7,400)	(400)
Williams Cos., Inc.	(85,900)	(3,134)
XTO Energy, Inc.	(25,500)	(1,694)

		(36,586)

46	Equity Q Fund

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Producer Durables - (0.6%)
ACCO Brands Corp. (Æ)	(11,700)	(251)
Briggs & Stratton Corp.	(29,300)	(660)
Bucyrus International, Inc. Class A	(6,700)	(553)
Centex Corp.	(46,600)	(1,168)
DR Horton, Inc.	(131,000)	(1,662)
Itron, Inc. (Æ)	(2,600)	(279)
KB Home	(47,700)	(1,318)
Kla-Tencor Corp.	(28,700)	(1,511)
Lennar Corp. Class A	(21,900)	(500)
Ryland Group, Inc.	(22,500)	(640)
SBA Communications Corp. Class A (Æ)	(29,000)	(1,032)
Terex Corp. (Æ)	(19,100)	(1,418)

		(10,992)

Technology - (0.9%)
Advanced Micro Devices, Inc. (Æ)	(62,200)	(814)
CA, Inc.	(62,400)	(1,650)
Cognizant Technology Solutions Corp. Class A (Æ)	(82,800)	(3,433)
Corning, Inc.	(63,800)	(1,548)
EMC Corp. (Æ)	(65,900)	(1,673)
Equinix, Inc. (Æ)	(1,100)	(128)
Micron Technology, Inc. (Æ)	(242,900)	(2,553)
Network Appliance, Inc. (Æ)	(87,600)	(2,759)
Nuance Communications, Inc. (Æ)	(7,300)	(161)
SanDisk Corp. (Æ)	(21,000)	(932)
VeriFone Holdings, Inc. (Æ)	(19,200)	(949)

		(16,600)

	Principal Amount ($) or Shares	Market Value $

Utilities - (0.7%)
Consolidated Edison, Inc.	(45,000)	(2,119)
DPL, Inc.	(65,400)	(1,899)
Hawaiian Electric Industries, Inc.	(16,200)	(376)
ITC Holdings Corp.	(16,400)	(939)
Level 3 Communications, Inc. (Æ)	(407,100)	(1,234)
National Fuel Gas Co.	(22,000)	(1,067)
NeuStar, Inc. Class A (Æ)	(28,200)	(964)
NII Holdings, Inc. (Æ)	(19,600)	(1,137)
Sempra Energy	(44,800)	(2,756)

		(12,491)

Total Securities Sold Short
(proceeds $193,443)		(198,987)

Other Assets and Liabilities, Net - (3.7%)		(66,599)

Net Assets - 100.0%		1,802,678

See accompanying notes which are an integral part of the financial statements.

Equity Q Fund	47

Russell Investment Company

Equity Q Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Index expiration date 12/07 (22)	USD	9,324	391
S&P 500 E-Mini Index (CME) expiration date 12/07 (170)	USD	13,217	242
S&P 500 Index (CME) expiration date 12/07 (22)	USD	8,552	(14)
S&P Midcap 400 E-Mini Index (CME) expiration date 12/07 (182)	USD	16,600	490

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts			1,109

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Auto and Transportation	1.8
Consumer Discretionary	15.0
Consumer Staples	6.7
Financial Services	21.2
Health Care	13.8
Integrated Oils	6.8
Materials and Processing	5.9
Miscellaneous	2.5
Other Energy	6.4
Producer Durables	7.5
Technology	15.8
Utilities	5.0
Short-Term Investments	2.6
Other Securities	3.7

Total Investments	114.7
Securities Sold Short	(11.0)
Other Assets and Liabilities, Net	(3.7)

100.0

Futures Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

48	Equity Q Fund

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Russell Investment Company

International Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

International Fund - Class I
	Total Return
1 Year	28.77%
5 Years	23.31	%§
10 Years	9.27	%§

International Fund - Class E‡
	Total Return
1 Year	28.47%
5 Years	23.06	%§
10 Years	9.06	%§

International Fund - Class Y‡‡
	Total Return
1 Year	28.85%
5 Years	23.39	%§
10 Years	9.33	%§

MSCI EAFE® Index**
	Total Return
1 Year	24.91%
5 Years	23.21	%§
10 Years	9.26	%§

50	International Fund

Russell Investment Company

International Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The International Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the International Fund Class E, Class I and Class Y gained 28.47%, 28.77% and 28.85% respectively. This compared to the MSCI EAFE® Index Net (USD), which gained 24.91% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2007, the Lipper® International Multi Cap-Core Funds Average returned 27.67%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Improving trends for growth stocks in the second half of the fiscal year proved an important change contributing to the Fund’s outperformance in the period. Portfolio characteristics continued to demonstrate throughout the period the Fund’s money managers’ expectations of an imminent rotation in market leadership to growth-driven stocks. This positioning proved very effective in capturing the market’s rotation to growth mid-way through the fiscal year. In addition, the Fund’s money managers’ regional positioning, though generally attributable to bottom up stock selection decisions, further leveraged these trends with significant gains from emerging markets exposure and the Fund’s underweighted position in Japan. The chief contributors in this regard were Axiom International Investors LLC, Wellington Management Company, LLC, Marsico Capital Management, LLC, and UBS Global Asset Management (Americas) Inc. These money managers’ focus on high growth and momentum-driven stocks provided significant gains versus the Fund’s benchmark, particularly in the latter half of the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s multi-style discipline provided a critical risk control in the period given the extreme variability in style leadership from the first half to the second half of the fiscal year. Stock selection made the largest contribution to the Fund’s performance in the period. Early in the year, the strongest gains came from the Fund’s value managers, particularly AllianceBernstein L.P. and Mondrian Investment Partners Ltd. In the latter half of the year, the Fund’s growth managers, particularly Marsico Capital Management, LLC, Axiom International Investors LLC, Wellington Management Company, LLC, and UBS Global Asset Management (Americas) Inc. were most successful. Sector allocation also contributed positively to performance with a material underweight of the financial sector proving critical to avoiding some of the weakness tied to developments in the subprime lending market in the U.S.

Many of the Fund’s best stock performers came from non-benchmark holdings. Research in Motion (RIM), the Canadian-based producer of the Blackberry handheld device, was a strong performer. Its products continued to take market share in a rapidly growing market segment. The success of its consumer-oriented products added to its strong position in the business sector. The stock was held throughout the period by Wellington. Axiom and Marsico also benefited from their holding of RIM.

At the regional level, stock selection was particularly effective in Japan. Among the Fund’s top stock contributors was video game maker Nintendo. However, avoidance of some of the weaker segments of the Japanese market was as critical and the Fund was effectively positioned with underweighted positions in Japanese banks, Mizuho and Mitsubishi UFJ. Emerging markets exposure was also a significant contributor to Fund performance. Mexican and Chinese wireless telecommunications companies, America Movil and China Mobile, as well as Brazilian metals mining company Companhia Vale do Rio Doce (CVRD), were among the stocks with sizable contributions to Fund results. Regional exposures also had important implications for the currency effects on Fund performance. While every major currency appreciated against the U.S. dollar in the period, the Fund’s overweightings of stronger currencies, particularly the Euro and Canadian dollar provided another source of gain to the U.S. dollar performance of the Fund.

Despite a difficult environment through the first half of the fiscal year, growth managers produced significant benchmark-relative gains over the entire period with especially strong gains in September. Axiom was the best performer for the entire period. Marsico, added to the Fund in November 2006, UBS, added to the Fund in July 2007, and Wellington also had strong performance. Among the remaining managers, MFS Institutional Advisors, Inc.’s focus on high quality, consistent growth companies was a less effective strategy for the year. Among

International Fund	51

Russell Investment Company

International Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

the value managers in the Fund, AllianceBernstein L.P. and Mondrian Investment Partners Limited performed well in the period but lost ground as market leadership shifted to growth. Mondrian performed slightly better due to its underweight to Japan.

Describe any changes to the Fund’s structure or the money manager line-up.

Four changes were made to the Fund’s money manager line-up in the year. In November of 2006, the Fund hired Marsico to replace Fidelity Management & Research Company. Nicholas-Applegate Capital Management, LLC was hired to replace Marvin & Palmer Associates, Inc. in March 2007. Altrinsic Global Advisors, LLC was hired to replace The Boston Company Asset Management, LLC in June 2007. Finally, in July 2007, UBS Global Asset Management (Americas), Inc. was hired to replace Nicholas-Applegate after the portfolio management team at Nicholas-Applegate was lifted out by UBS.

Money Managers as of October 31, 2007	Styles
AllianceBernstein L.P.	Value
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors LLC	Growth
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Market-Oriented
Mondrian Investment Partners Ltd.	Value
UBS Global Asset Management (Americas) Inc.	Growth
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value- weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

52	International Fund

Russell Investment Company

International Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,125.70	$1,019.41
Expenses Paid During Period*	$6.16	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,127.30	$1,020.62
Expenses Paid During Period*	$4.88	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,127.30	$1,020.87
Expenses Paid During Period*	$4.61	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

International Fund	53

Russell Investment Company

International Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.6%
Australia - 4.1%
Adelaide Brighton, Ltd.	5,924	20
AGL Energy, Ltd.	6,813	77
Amcor, Ltd.	532,911	3,499
AMP, Ltd.	158,733	1,515
Ansell, Ltd.	22,851	265
APN News & Media, Ltd. (Ñ)	4,398	22
Asciano Group (Æ)	4,161	33
ASX, Ltd.	4,055	219
Australia & New Zealand Banking Group, Ltd. (Ñ)	38,582	1,089
Babcock & Brown Infrastructure Group (Ñ)	5,617	9
Babcock & Brown Power (Ñ)	4,996	15
Babcock & Brown Wind Partners (Ñ)	1,941	3
BHP Billiton, Ltd. (Ñ)	163,787	7,129
Brambles, Ltd.	217,963	2,903
Caltex Australia, Ltd.	13,868	279
Centro Properties Group	16,965	112
CFS Retail Property Trust (Ñ)	6,632	15
Challenger Financial Services Group, Ltd.	25,962	155
Coca-Cola Amatil, Ltd.	46,832	448
Coles Group, Ltd.	17,925	271
Commonwealth Bank of Australia	24,078	1,389
CSL, Ltd.	337,008	11,457
CSR, Ltd. (Ñ)	39,999	128
David Jones, Ltd. (Ñ)	19,286	90
DB RREEF Trust	69,752	137
Fairfax Media, Ltd. (Ñ)	17,406	77
Foster’s Group, Ltd.	1,074,533	6,416
Futuris Corp., Ltd.	27,080	54
Goodman Group (Ñ)	19,662	128
GPT Group	38,566	168
Harvey Norman Holdings, Ltd.	6,114	39
Incitec Pivot, Ltd. (Ñ)	30,180	2,500
ING Industrial Fund (Ñ)	3,184	8
Insurance Australia Group, Ltd. (Ñ)	31,387	138
Leighton Holdings, Ltd. (Ñ)	6,075	358
Lend Lease Corp., Ltd.	4,985	93
Macquarie Airports	402,945	1,655
Macquarie Bank, Ltd. (Ñ)	28,897	2,288
Macquarie Infrastructure Group (Ñ)	46,374	138
Macquarie Office Trust	8,799	13
Minara Resources, Ltd.	5,159	32
Mirvac Group	10,625	58
Multiplex Group	9,117	43

	Principal Amount ($) or Shares	Market Value $
National Australia Bank, Ltd. (Ñ)	487,623	19,732
Orica, Ltd. (Ñ)	5,150	150
Oxiana, Ltd. (Ñ)	211,500	841
Pacific Brands, Ltd.	137,899	450
Qantas Airways, Ltd.	91,593	507
QBE Insurance Group, Ltd.	75,667	2,308
Rio Tinto, Ltd. (Ñ)	25,468	2,645
Santos, Ltd. (Ñ)	37,445	496
Sons of Gwalia, Ltd. (Æ)(Ñ)(ß)	22,400	—
Stockland (Ñ)	19,799	166
Suncorp-Metway, Ltd.	33,900	644
Symbion Health, Ltd. (Ñ)	10,210	39
TABCORP Holdings, Ltd. (Ñ)	1,956	28
Tattersall’s, Ltd. (Ñ)	17,843	70
Telstra Corp., Ltd. (Ñ)	2,068,583	9,067
Telstra Corp., Ltd.	10,535	31
Wesfarmers, Ltd. (Ñ)	88,586	3,658
Westfield Group (Ñ)	31,742	649
Westpac Banking Corp.	27,152	778
Woolworths, Ltd.	13,984	439
Zinifex, Ltd. (Ñ)	139,543	2,224

		90,407

Austria - 0.6%
Erste Bank der Oesterreichischen Sparkassen AG (Ñ)	117,828	9,617
Voestalpine AG	38,900	3,513

		13,130

Belgium - 0.7%
Belgacom SA	17,908	858
D’ieteren SA	131	57
Delhaize Group	2,268	216
Fortis	222,300	7,136
Fortis (Ñ)	153,767	4,934
Fortis (Æ)	138,452	2
InBev NV (Ñ)	24,411	2,308
Nationale A Portefeuille	855	61
Omega Pharma SA	865	58
Solvay SA	6,114	932

		16,562

Bermuda - 1.0%
Aquarius Platinum, Ltd.	36,220	1,391
Benfield Group, Ltd. (Ñ)	296,587	1,881
Bunge, Ltd.	23,000	2,649
Catlin Group, Ltd.	40,037	419
CNPC Hong Kong, Ltd.	110,000	91

54	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Credicorp, Ltd. (Ñ)	23,700	1,762
Esprit Holdings, Ltd.	151,850	2,582
Jardine Matheson Holdings, Ltd. (Ñ)	90,100	2,758
Jardine Strategic Holdings, Ltd.	4,000	67
Li & Fung, Ltd.	354,200	1,677
Noble Group, Ltd.	46,000	76
Orient Overseas International, Ltd.	14,900	155
People’s Food Holdings, Ltd.	16,649	15
SeaDrill, Ltd. (Æ)(Ñ)	162,800	3,901
Shangri-La Asia, Ltd.	682,000	2,183
Vostok Gas, Ltd. (Æ)	1,525	105
VTech Holdings, Ltd.	9,438	82

		21,794

Brazil - 1.5%
All America Latina Logistica SA	78,160	1,242
Banco do Brasil SA	43,800	792
Bovespa Holding SA (Æ)	168,600	3,166
Cia Vale do Rio Doce - ADR	164,300	6,191
Gafisa SA	102,678	1,834
Gerdau SA - ADR (Ñ)	30,800	958
JHSF Participacoes SA (Æ)	189,790	899
Petroleo Brasileiro SA - ADR	63,051	6,030
Redecard SA (Æ)	172,490	3,588
Unibanco - Uniao de Bancos Brasileiros SA - GDR (Æ)	52,003	8,219

		32,919

Canada - 2.3%
Agrium, Inc. (Ñ)	45,600	2,896
Bombardier, Inc. (Æ)	109,289	648
Canadian Imperial Bank of Commerce (Ñ)	20,800	2,246
Canadian National Railway Co. (Ñ)	39,580	2,216
Canadian Natural Resources, Ltd.	45,600	3,792
EnCana Corp. (Ñ)	11,700	819
Gammon Gold, Inc. (Æ)(Ñ)	103,461	1,073
Gerdau Ameristeel Corp.	56,700	775
Gildan Activewear, Inc. (Æ)	18,600	852
HudBay Minerals, Inc. (Æ)	32,300	932
Inmet Mining Corp.	8,400	898
Methanex Corp. (Ñ)	37,897	1,157
Potash Corp. of Saskatchewan	48,702	5,982
Research In Motion, Ltd. (Æ)	97,903	12,190
Rogers Communications, Inc. Class B (Ñ)	170,900	8,709
Suncor Energy, Inc.	20,600	2,256
Teck Cominco, Ltd. Class B	16,400	820
Teck Cominco, Ltd. Class B (Ñ)	36,168	1,811

		50,072

	Principal Amount ($) or Shares	Market Value $
Cayman Islands - 0.5%
Alibaba.com, Ltd. (Æ)	135,377	236
ASM Pacific Technology (Ñ)	7,500	59
Baidu.com - ADR (Æ)(Ñ)	5,162	1,974
Kingboard Chemical Holdings, Ltd.	27,000	179
Melco PBL Entertainment Macau, Ltd. - ADR (Æ)(Ñ)	86,602	1,377
Noble Corp. (Ñ)	36,100	1,911
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	36,100	1,421
Shui On Land, Ltd.	19,500	27
Suntech Power Holdings Co., Ltd. - ADR (Æ)(Ñ)	41,500	2,444
Tencent Holdings, Ltd.	10,000	87
Tingyi Cayman Islands Holding Corp.	12,000	19
Transocean, Inc. (Æ)	5,200	620

		10,354

China - 0.5%
China Coal Energy Co.	226,000	769
China Communications Construction Co., Ltd. Class H	971,300	3,083
China Construction Bank Corp. Class H (Ñ)	1,886,000	2,143
China Merchants Bank Co., Ltd. (Ñ)	440,500	2,300
China Petroleum & Chemical Corp. Class H	1,250,000	1,902

		10,197

Colombia - 0.1%
BanColombia SA - ADR (Ñ)	37,700	1,385

Cyprus - 0.1%
Bank of Cyprus Public Co., Ltd.	91,200	1,788

Czech Republic - 0.1%
Komercni Banka AS	5,644	1,298

Denmark - 0.6%
Carlsberg A/S Class B (Ñ)	18,125	2,448
FLSmidth & Co. A/S	36,600	3,991
Novo Nordisk A/S Series B Class B	19,050	2,373
Rockwool International AS Class B	180	58
Sydbank A/S	8,000	371
Vestas Wind Systems A/S (Æ)	53,900	4,855

		14,096

International Fund	55

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Egypt - 0.1%
Orascom Construction Industries - GDR	10,237	1,890

Finland - 1.6%
Cargotec Corp. Class B	2,037	126
Fortum OYJ	23,000	1,000
Kesko OYJ Class B	17,294	1,038
Metso Oyj	2,098	129
Nokia OYJ	505,448	20,058
Orion Oyj Class B	10,646	274
Outokumpu OYJ	11,762	441
Outotec OYJ	69,473	5,344
Rautaruukki OYJ	5,828	336
Stora Enso OYJ Class R	50,600	932
UPM-Kymmene OYJ	169,253	3,800
Wartsila OYJ Class B	36,300	2,975

		36,453

France - 11.4%
Accor SA (Ñ)	43,325	4,149
Air France-KLM (Ñ)	23,070	880
Air Liquide (Ñ)	27,520	3,800
Alcatel-Lucent - ADR	273,150	2,647
Alstom (Ñ)	57,059	13,590
Arkema (Æ)(Ñ)	18,027	1,230
AXA SA (Ñ)	110,317	4,953
BNP Paribas (Ñ)	121,715	13,482
Bouygues (Ñ)	670	65
Carrefour SA (Ñ)	107,708	7,775
Casino Guichard Perrachon SA (Ñ)	6,796	761
Christian Dior SA (Ñ)	4,470	610
Cie de Saint-Gobain (Ñ)	60,239	6,508
Cie Generale d’Optique Essilor International SA (Ñ)	30,646	1,961
Cie Generale de Geophysique-Veritas (Æ)(Ñ)	14,689	4,819
Ciments Francais SA	489	92
CNP Assurances (Ñ)	10,957	1,400
Compagnie Generale des Etablissements Michelin Class B (Ñ)	16,200	2,180
Credit Agricole SA (Ñ)	312,383	12,393
Electricite de France (Ñ)	38,737	4,659
France Telecom SA (Ñ)	303,594	11,229
Gaz de France SA (Ñ)	42,420	2,416
JC Decaux SA (Ñ)	85,250	3,145
L’Oreal SA (Ñ)	23,735	3,124

	Principal Amount ($) or Shares	Market Value $
Lafarge SA (Ñ)	1,082	177
Lagardere SCA (Ñ)	26,200	2,220
Legrand SA (Ñ)	74,460	2,757
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	58,314	7,530
Neopost SA	8,995	1,045
Nexans SA	439	75
NicOx SA (Æ)(Ñ)	18,262	436
Pernod-Ricard SA (Ñ)	19,856	4,595
Peugeot SA	5,287	492
PPR	19,257	3,827
Publicis Groupe	24,367	993
Renault SA (Ñ)	89,214	15,048
Rhodia SA (Æ)	15,014	585
Sanofi-Aventis (Ñ)	130,561	11,487
Schneider Electric SA (Ñ)	45,577	6,297
SEB SA	783	150
Societe BIC SA	1,197	93
Societe Generale (Ñ)	94,716	15,967
Societe Television Francaise 1 (Ñ)	39,588	1,099
Sodexho Alliance SA (Ñ)	721	52
Suez SA (Æ)(Ñ)	84,090	5,487
Suez SA (Æ)	27,332	—
Thales SA (Ñ)	31,503	1,968
Thomson (Æ)	31,492	551
Total SA (Ñ)	378,996	30,587
Total SA - ADR	25,100	2,023
UBISOFT Entertainment (Æ)	6,005	494
Unibail-Rodamco (Ñ)	2,191	547
Valeo SA	23,380	1,284
Vallourec (Ñ)	6,948	2,031
Veolia Environnement (Ñ)	163,967	14,674
Vivendi (Ñ)	198,925	8,981

		251,420

Germany - 7.5%
Allianz SE (Ñ)	43,548	9,824
Altana AG	29,189	709
Arcandor AG (Æ)(Ñ)	206,606	6,648
Arques Industries AG	8,001	344
BASF AG	35,105	4,860
Bayer AG (Ñ)	139,341	11,667
Bayerische Motoren Werke AG (Ñ)	36,140	2,425
Continental AG (Ñ)	54,873	8,313
Daimler AG	168,854	18,658
Deutsche Bank AG (Ñ)	38,172	5,114
Deutsche Boerse AG	12,080	1,917
Deutsche Lufthansa AG	112,300	3,322

56	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Deutsche Telekom AG (Ñ)	550,331	11,300
Deutz AG (Æ)	12,695	175
E.ON AG (Ñ)	90,696	17,733
Epcos AG	31,473	638
Freenet AG	9,001	224
GEA Group AG (Æ)	78,759	2,978
Hochtief AG	5,343	743
Kloeckner & Co. AG	5,054	271
KUKA AG (Æ)(Ñ)	6,272	255
Lanxess AG	23,121	1,160
Linde AG	36,140	4,575
Merck KGaA	19,800	2,484
Metro AG (Ñ)	47,854	4,344
MTU Aero Engines Holding AG	32,766	2,009
Muenchener Rueckversicherungs AG (Ñ)	23,408	4,503
Norddeutsche Affinerie AG (Ñ)	4,441	186
RWE AG (Ñ)	123,842	16,939
Salzgitter AG (Ñ)	20,643	4,080
SGL Carbon AG (Æ)(Ñ)	26,900	1,580
Siemens AG	28,177	3,839
Solarworld AG (Ñ)	26,598	1,817
Stada Arzneimittel AG	22,043	1,405
ThyssenKrupp AG	2,694	180
Tognum AG (Æ)	40,100	1,452
United Internet AG	72,678	1,601
Volkswagen AG (Ñ)	12,332	3,542
Vossloh AG	2,206	261
Wacker Chemie AG (Ñ)	10,160	2,513

		166,588

Greece - 0.3%
National Bank of Greece SA	94,299	6,585

Hong Kong - 1.8%
Bank of East Asia, Ltd.	15,400	104
BOC Hong Kong Holdings, Ltd.	93,000	266
Cathay Pacific Airways, Ltd. (Ñ)	25,000	75
Cheung Kong Holdings, Ltd.	113,900	2,238
China Merchants Holdings International Co., Ltd.	351,800	2,494
China Mobile, Ltd.	634,000	13,234
China Netcom Group Corp. Hong Kong, Ltd. (Ñ)	244,000	754
China Resources Enterprise	318,900	1,403
China Unicom, Ltd.	4,000	10
CITIC International Financial Holdings, Ltd. (Æ)	30,000	26
CLP Holdings, Ltd.	19,500	132

	Principal Amount ($) or Shares	Market Value $
CNOOC, Ltd.	1,427,450	3,103
Hang Lung Group, Ltd.	23,000	136
Hang Seng Bank, Ltd.	9,900	205
Henderson Land Development Co., Ltd. (Ñ)	18,000	161
Hong Kong Exchanges and Clearing, Ltd.	18,000	601
HongKong Electric Holdings	748,500	3,854
Hopewell Holdings	25,000	129
Hutchison Whampoa, Ltd.	23,000	290
Hysan Development Co., Ltd.	5,000	15
Industrial and Commercial Bank of China Asia, Ltd.	4,000	11
Link REIT (The) (ö)	32,500	74
Minmetals Resources, Ltd.	100,000	88
New World Development, Ltd. (Ñ)	735,000	2,636
Sino Land Co.	22,000	69
Sun Hung Kai Properties, Ltd.	112,000	2,141
Swire Pacific, Ltd.	25,500	365
Techtronic Industries Co. (Ñ)	17,000	18
Television Broadcasts, Ltd.	22,000	143
Wharf Holdings, Ltd. (Ñ)	773,537	4,683
Wheelock & Co., Ltd.	70,000	227

		39,685

India - 0.2%
ICICI Bank, Ltd. - ADR	59,804	4,153
Satyam Computer Services, Ltd. - ADR (Ñ)	40,100	1,217

		5,370

Indonesia - 0.3%
Bank Central Asia Tbk PT	994,500	806
Bank Mandiri Persero Tbk PT	5,027,500	2,112
Bumi Resources Tbk PT	3,872,000	2,073
Telekomunikasi Indonesia Tbk PT	975,500	1,177

		6,168

Ireland - 0.1%
Elan Corp. PLC - ADR (Æ)	49,200	1,171
Ryanair Holdings PLC - ADR (Æ)(Ñ)	44,526	2,190

		3,361

Israel - 0.2%
Check Point Software Technologies (Æ)	114,600	2,895
Teva Pharmaceutical Industries, Ltd. - ADR	41,500	1,826

		4,721

International Fund	57

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Italy - 3.4%
AEM SpA (Ñ)	13,980	59
Alleanza Assicurazioni SpA	207,814	2,818
Ansaldo STS SpA (Æ)	149,123	2,176
Arnoldo Mondadori Editore SpA (Ñ)	234,654	2,324
Assicurazioni Generali SpA	28,023	1,334
Banca Popolare di Milano Scarl	15,179	239
Benetton Group SpA	8,300	154
Buzzi Unicem SpA (Ñ)	77,098	2,187
ENI SpA (Ñ)	404,318	14,775
Esprinet SpA (Ñ)	5,293	91
Fiat SpA	143,057	4,636
Finmeccanica SpA	29,664	885
Fondiaria-Sai SpA	63,536	3,091
Indesit Co. SpA (Ñ)	17,506	312
Intesa Sanpaolo SpA	1,325,513	10,510
Italcementi SpA (Ñ)	33,558	772
Luxottica Group SpA (Ñ)	25,572	898
Mediaset SpA	412,247	4,275
Milano Assicurazioni SPA (Ñ)	84,307	704
Parmalat Finanziaria SpA (Ñ)(ß)	46,200	—
Prysmian SpA (Æ)	7,555	218
Saipem SpA	62,232	2,755
Telecom Italia SpA (Ñ)	2,016,837	5,223
UniCredito Italiano SpA	1,700,462	14,597
Unione di Banche Italiane SCPA	2,967	83

		75,116

Japan - 15.1%
77 Bank, Ltd. (The)	17,000	115
Aeon Credit Service Co., Ltd. (Ñ)	79,900	1,228
Alfresa Holdings Corp.	1,900	110
Alpine Electronics, Inc. (Ñ)	6,200	100
Amada Co., Ltd.	15,000	152
AOC Holdings, Inc.	1,600	24
Asahi Breweries, Ltd.	30,000	496
Asahi Glass Co., Ltd. (Ñ)	173,000	2,378
Asahi Kasei Corp.	58,000	441
Astellas Pharma, Inc.	108,500	4,795
Bank of Nagoya, Ltd. (The)	2,000	15
Bank of Yokohama, Ltd. (The)	48,000	339
Bosch Corp.	64,000	335
Bridgestone Corp.	79,500	1,758
Brother Industries, Ltd. (Ñ)	24,200	324
Canon Electronics, Inc.	900	23
Canon Marketing Japan, Inc.	6,500	128
Canon, Inc.	349,950	17,682
Capcom Co., Ltd. (Ñ)	4,500	129

	Principal Amount ($) or Shares	Market Value $
Chuo Mitsui Trust Holdings, Inc.	274,000	2,188
COMSYS Holdings Corp.	10,000	98
Credit Saison Co., Ltd.	22,900	726
Daihatsu Motor Co., Ltd.	11,000	117
Daiichi Sankyo Co., Ltd.	14,400	410
Daikin Industries, Ltd.	40,800	2,049
Dainippon Sumitomo Pharma Co., Ltd. (Ñ)	8,000	74
Daishi Bank, Ltd. (The)	16,000	70
Daiwa House Industry Co., Ltd.	151,950	2,164
Daiwa Securities Group, Inc. (Ñ)	149,910	1,444
Denki Kagaku Kogyo Kabushiki Kaisha	53,000	311
Denso Corp.	8,200	331
EDION Corp. (Ñ)	63,700	730
Eisai Co., Ltd.	4,500	189
Elpida Memory, Inc. (Æ)(Ñ)	900	31
Fanuc, Ltd.	46,100	5,046
Fuji Fire & Marine Insurance Co., Ltd. (The)	47,000	169
Fuji Heavy Industries, Ltd. (Ñ)	49,000	254
Fuji Television Network, Inc.	1,230	2,480
FUJIFILM Holdings Corp.	11,600	554
Fujitsu, Ltd.	442,000	3,484
Futaba Industrial Co., Ltd.	1,000	28
H2O Retailing Corp. (Ñ)	5,000	42
Hachijuni Bank, Ltd. (The)	23,000	176
Hakuhodo DY Holdings, Inc. (Ñ)	600	43
Higo Bank, Ltd. (The)	5,000	35
Hino Motors, Ltd. (Ñ)	20,000	145
Hirose Electric Co., Ltd. (Ñ)	10,000	1,196
Hitachi, Ltd. (Ñ)	49,000	332
Hokkaido Electric Power Co., Inc.	4,600	99
Honda Motor Co., Ltd.	61,400	2,301
Hosiden Corp. (Ñ)	86,800	1,522
Hyakugo Bank, Ltd. (The)	13,000	78
Hyakujushi Bank, Ltd. (The)	9,000	45
Ibiden Co., Ltd.	67,700	5,753
Idemitsu Kosan Co., Ltd. (Ñ)	1,400	162
Inpex Holdings, Inc.	235	2,546
Isuzu Motors, Ltd.	364,000	1,798
Itochu Corp.	67,000	853
Iyo Bank, Ltd. (The) (Ñ)	9,000	88
Izumi Co., Ltd. (Ñ)	6,300	94
Japan Steel Works, Ltd. (The) (Ñ)	76,500	1,255
Japan Tobacco, Inc.	1,395	8,119
JFE Holdings, Inc.	79,900	4,667
JFE Shoji Holdings, Inc.	29,000	222
JGC Corp. (Ñ)	24,000	481

58	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Joyo Bank, Ltd. (The) (Ñ)	580,930	3,591
Juki Corp.	21,000	177
Juroku Bank, Ltd. (The) (Ñ)	7,000	42
Kagoshima Bank, Ltd. (The)	16,000	111
Kandenko Co., Ltd. (Ñ)	3,000	19
Kansai Electric Power Co., Inc. (The)	39,400	887
Kao Corp.	583,000	16,723
Kawasaki Kisen Kaisha, Ltd. (Ñ)	37,000	513
KDDI Corp.	528	3,997
Keiyo Bank, Ltd. (The)	37,000	191
Kintetsu World Express, Inc.	3,400	122
Kobe Steel, Ltd.	113,000	406
Komatsu, Ltd.	120,600	4,040
Komori Corp.	5,000	133
Kose Corp. (Ñ)	129,710	3,323
Kubota Corp.	43,000	362
Kyocera Corp.	2,800	237
Kyowa Hakko Kogyo Co., Ltd. (Ñ)	6,000	66
Kyushu Electric Power Co., Inc.	60,300	1,468
Leopalace21 Corp.	4,700	151
Makino Milling Machine Co., Ltd. (Ñ)	14,000	147
Makita Corp.	8,100	392
Marubeni Corp.	366,000	3,133
Matsushita Electric Industrial Co., Ltd.	53,000	1,013
Matsushita Electric Works, Ltd.	47,000	519
Mazda Motor Corp. (Ñ)	84,000	504
Meiji Dairies Corp. (Ñ)	28,000	148
MID Reit, Inc. Class A (ö)	218	957
Millea Holdings, Inc.	148,500	5,849
Mitsubishi Chemical Holdings Corp. (Ñ)	105,500	870
Mitsubishi Corp.	210,400	6,541
Mitsubishi Electric Corp.	45,000	546
Mitsubishi Estate Co., Ltd.	24,000	717
Mitsubishi Heavy Industries, Ltd. (Ñ)	37,000	216
Mitsubishi Materials Corp.	15,000	88
Mitsubishi UFJ Financial Group, Inc.	572,600	5,704
Mitsui & Co., Ltd.	137,000	3,562
Mitsui Chemicals, Inc.	285,000	2,668
Mitsui Engineering & Shipbuilding Co., Ltd. (Ñ)	296,700	1,739
Mitsui Fudosan Co., Ltd.	18,000	497
Mitsui OSK Lines, Ltd.	506,000	8,353
Mitsui-Soko Co., Ltd. (Ñ)	255,750	1,230
Mitsumi Electric Co., Ltd.	64,500	2,994
Mizuho Financial Group, Inc.	85	478
Mori Seiki Co., Ltd. (Ñ)	2,800	70
Musashino Bank, Ltd. (The)	1,600	76
Namco Bandai Holdings, Inc. (Ñ)	76,800	1,179

	Principal Amount ($) or Shares	Market Value $
New City Residence Investment Corp. Class A (ö)	209	976
Nichirei Corp.	76,000	325
Nikon Corp. (Ñ)	74,500	2,377
Nintendo Co., Ltd.	32,900	20,732
Nippon Commercial Investment Corp. (ö)	417	1,805
Nippon Electric Glass Co., Ltd.	84,200	1,427
Nippon Express Co., Ltd.	44,000	220
Nippon Kayaku Co., Ltd.	18,000	145
Nippon Mining Holdings, Inc.	216,500	2,039
Nippon Oil Corp.	78,000	692
Nippon Residential Investment Corp. Class A (ö)	258	1,297
Nippon Seiki Co., Ltd.	2,000	46
Nippon Steel Corp. (Ñ)	119,000	789
Nippon Telegraph & Telephone Corp.	850	3,895
Nippon Yusen KK (Ñ)	250,000	2,579
Nipponkoa Insurance Co., Ltd. (Ñ)	534,000	4,886
Nishi-Nippon City Bank, Ltd. (The)	31,000	92
Nissan Motor Co., Ltd.	362,400	4,176
Nisshin Seifun Group, Inc.	3,000	27
Nisshin Steel Co., Ltd. (Ñ)	30,000	115
Nisshinbo Industries, Inc. (Ñ)	10,000	136
Nissin Kogyo Co., Ltd.	4,000	103
Nitto Denko Corp. (Ñ)	64,500	3,146
Nomura Holdings, Inc.	644,560	11,484
Noritsu Koki Co., Ltd. (Ñ)	1,200	25
NTN Corp. (Ñ)	40,000	380
NTT DoCoMo, Inc.	314	455
Oki Electric Industry Co., Ltd. (Æ)(Ñ)	383,000	651
Okinawa Electric Power Co., Inc. (The)	900	47
Omron Corp.	65,400	1,601
ORIX Corp.	14,380	2,926
Pacific Metals Co., Ltd. (Ñ)	18,000	231
QP Corp.	5,100	50
Resona Holdings, Inc. (Ñ)	127	225
Ricoh Co., Ltd.	164,000	3,233
San-In Godo Bank, Ltd. (The)	16,000	144
Santen Pharmaceutical Co., Ltd.	4,800	113
Sanwa Holdings Corp. (Ñ)	7,000	37
Sapporo Hokuyo Holdings, Inc.	21	216
Sasebo Heavy Industries Co., Ltd. (Ñ)	4,000	30
Seiko Epson Corp. (Ñ)	1,700	40
Seino Holdings Corp.	6,000	51
Sekisui House, Ltd.	16,000	205
Seven & I Holdings Co., Ltd.	167,060	4,301
Sharp Corp. (Ñ)	148,000	2,330
Shiga Bank, Ltd. (The)	11,000	78

International Fund	59

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Shin-Etsu Chemical Co., Ltd.	22,500	1,441
Shinwa Kaiun Kaisha, Ltd.	18,000	185
Shizuoka Bank, Ltd. (The) (Ñ)	137,000	1,433
Showa Denko KK	30,000	117
Showa Shell Sekiyu KK (Ñ)	39,854	471
SMC Corp.	7,829	1,049
Sohgo Security Services Co., Ltd.	12,800	214
Sony Corp. (Ñ)	14,000	692
Star Micronics Co., Ltd.	1,800	57
Sugi Pharmacy Co., Ltd.	95,010	2,743
Sumco Corp. (Ñ)	103,900	3,780
Sumco Techxiv Corp.	1,000	54
Sumitomo Bakelite Co., Ltd. (Ñ)	356,620	2,179
Sumitomo Corp.	19,700	343
Sumitomo Heavy Industries, Ltd.	127,900	1,691
Sumitomo Metal Industries, Ltd.	75,000	370
Sumitomo Metal Mining Co., Ltd.	3,000	67
Sumitomo Mitsui Financial Group, Inc. (Ñ)	467	3,811
Sumitomo Realty & Development Co., Ltd.	7,000	246
Sumitomo Trust & Banking Co., Ltd. (The)	679,320	5,045
Suzuken Co., Ltd.	4,700	152
Suzuki Motor Corp. (Ñ)	79,580	2,600
Taiheiyo Cement Corp. (Ñ)	205,000	643
Takeda Pharmaceutical Co., Ltd.	143,950	8,985
TDK Corp.	3,800	312
Terumo Corp.	21,100	1,028
Tobu Railway Co., Ltd. (Ñ)	16,000	75
Toho Co., Ltd./Tokyo (Ñ)	6,900	138
Toho Pharmaceutical Co., Ltd.	4,286	75
Tokai Rubber Industries, Inc.	12,700	250
Tokuyama Corp. (Ñ)	61,000	856
Tokyo Electric Power Co., Inc. (The)	145,000	3,679
Tokyo Gas Co., Ltd.	290,000	1,296
Tokyo Star Bank, Ltd. (The)	14	41
Tokyu Corp.	21,000	136
Tokyu Land Corp.	173,000	1,782
TonenGeneral Sekiyu KK (Ñ)	21,000	212
Toshiba Corp. (Ñ)	416,000	3,508
Toshiba TEC Corp.	11,000	70
Toyo Engineering Corp. (Ñ)	10,000	61
Toyo Ink Manufacturing Co., Ltd.	8,000	27
Toyo Seikan Kaisha, Ltd. (Ñ)	4,000	72
Toyo Suisan Kaisha, Ltd.	15,000	260
Toyota Auto Body Co., Ltd.	6,200	100
Toyota Boshoku Corp.	5,100	167
Toyota Motor Corp.	384,800	21,983

	Principal Amount ($) or Shares	Market Value $
United Urban Investment Corp. (ö)	150	1,093
West Japan Railway Co.	608	3,039
Yahoo! Japan Corp. (Ñ)	2,237	992
Yamada Denki Co., Ltd. (Ñ)	29,310	3,017
Yamaha Corp.	5,000	116
Yamaha Motor Co., Ltd.	3,300	94
Yamato Holdings Co., Ltd.	6,000	88
Yamato Kogyo Co., Ltd.	6,500	302
Yokohama Rubber Co., Ltd. (The)	8,000	60

		336,495

Luxembourg - 0.7%
ArcelorMittal	33,238	2,690
ArcelorMittal (Ñ)	53,902	4,361
Evraz Group SA - GDR	27,822	2,101
Millicom International Cellular SA (Æ)(Ñ)	51,900	6,097
SES	23,913	591

		15,840

Mexico - 0.6%
America Movil SAB de CV Series L	161,142	10,537
Grupo Televisa SA - ADR	152,187	3,782

		14,319

Netherlands - 3.6%
Akzo Nobel NV	2,447	197
ASM International NV (Ñ)	6,641	188
ASML Holding NV (Æ)	151,738	5,310
Boskalis Westminster	42,800	2,610
Corporate Express (Ñ)	251,257	2,800
CSM	4,402	154
Fugro NV	20,100	1,767
Heineken Holding NV	5,613	333
Heineken NV	255,837	17,940
ING Groep NV	474,211	21,403
Koninklijke Ahold NV (Æ)	61,776	930
Koninklijke Philips Electronics NV	107,149	4,437
OCE NV	36,440	734
Reed Elsevier NV	267,224	5,187
Rodamco Europe NV (Ñ)	1,978	281
Royal KPN NV	91,302	1,726
Royal Numico NV	1,993	158
SBM Offshore NV	26,491	1,022
TNT NV	98,500	4,050
TomTom NV (Æ)	3,919	314
Unilever NV (Ñ)	179,920	5,860
Wolters Kluwer NV	44,700	1,406

		78,807

60	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Netherlands Antilles - 0.3%
Hunter Douglas NV	4,847	454
Schlumberger, Ltd.	63,470	6,129

		6,583

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (Ñ)	742,068	2,494

Norway - 0.5%
Aker Kvaerner ASA	75,200	2,637
Renewable Energy Corp. AS (Æ)(Ñ)	27,300	1,401
StatoilHydro ASA	66,358	2,247
Yara International ASA	102,000	3,971

		10,256

Portugal - 0.1%
Energias de Portugal SA	330,575	2,131

Russia - 0.3%
Gazprom OAO - ADR	57,500	2,873
LUKOIL - ADR	7,450	681
Mobile Telesystems OJSC - ADR	37,600	3,121

		6,675

Singapore - 0.7%
Allgreen Properties, Ltd.	94,000	104
Ascendas Real Estate Investment Trust (Æ)(ö)	9,000	16
CapitaCommercial Trust (Æ)(ö)	6,000	11
CapitaLand, Ltd. (Ñ)	684,000	3,851
CapitaMall Trust (ö)	11,000	28
China Aviation Oil Singapore Corp., Ltd. (Ñ)	16,000	31
Cosco Corp. Singapore, Ltd. (Ñ)	8,000	44
Creative Technology, Ltd.	6,800	29
DBS Group Holdings, Ltd.	100,700	1,573
Flextronics International, Ltd. (Æ)(Ñ)	97,000	1,194
Jardine Cycle & Carriage, Ltd.	10,000	147
Keppel Corp., Ltd.	21,000	217
NatSteel, Ltd.	44,400	50
Neptune Orient Lines, Ltd. (Ñ)	42,000	152
Oversea-Chinese Banking Corp.	480,800	3,090
Pacific Century Regional Developments, Ltd. (Æ)	127,000	32
SembCorp Industries, Ltd.	13,580	56
Singapore Airlines, Ltd.	19,600	268

	Principal Amount ($) or Shares	Market Value $
Singapore Telecommunications, Ltd.	1,149,500	3,265
STATS ChipPAC, Ltd. (Æ)(Ñ)	15,851	18
Suntec Real Estate Investment Trust (Æ)(ö)(Ñ)	5,000	6
United Overseas Bank, Ltd.	21,000	315
Wing Tai Holdings, Ltd. (Ñ)	67,000	163

		14,660

South Africa - 0.5%
Impala Platinum Holdings, Ltd.	32,564	1,230
MTN Group, Ltd.	438,964	8,568
Sanlam, Ltd.	209,900	770
Standard Bank Group, Ltd.	19,000	345

		10,913

South Korea - 0.9%
Daelim Industrial Co.	9,882	2,178
Hynix Semiconductor, Inc. (Æ)	15,400	435
Hyundai Engineering & Construction Co., Ltd. (Æ)	15,900	1,630
Hyundai Heavy Industries	1,870	1,059
Hyundai Mobis	7,500	762
Industrial Bank of Korea (Ñ)	34,000	700
Kookmin Bank	5,500	454
Kookmin Bank - ADR	31,380	2,563
LG Electronics, Inc.	15,309	1,610
POSCO	1,600	1,168
Samsung Electronics Co., Ltd.	10,659	6,618
Samsung Heavy Industries Co., Ltd.	5,430	330
Shinhan Financial Group Co., Ltd.	9,200	600

		20,107

Spain - 2.6%
Altadis SA	5,161	368
Avanzit SA (Æ)(Ñ)	25,525	214
Banco Bilbao Vizcaya Argentaria SA (Ñ)	107,335	2,716
Banco Santander SA (Ñ)	433,534	9,476
Gamesa Corp. Tecnologica SA (Ñ)	82,379	4,210
Gas Natural SDG SA (Ñ)	14,050	867
Gestevision Telecinco SA (Ñ)	30,363	877
Grifols SA	11,274	299
Iberdrola SA	631,684	10,179
Iberia Lineas Aereas de Espana	170,706	868
Mapfre SA (Ñ)	11,179	52
Repsol YPF SA (Ñ)	125,861	4,995
Tecnicas Reunidas SA	19,386	1,640
Telefonica SA (Ñ)	627,378	20,773

		57,534

International Fund	61

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sweden - 1.0%
Alfa Laval AB	21,900	1,752
Boliden AB (Æ)	17,250	306
D Carnegie & Co. AB (Ñ)	14,700	325
Electrolux AB	107,200	2,075
Industrivarden AB Class A	3,600	78
JM AB	21,200	472
Kungsleden AB	14,300	205
Lindex AB	3,600	65
Nordea Bank AB	170,230	3,055
Peab AB	10,600	96
Peab Industri AB Class B (Æ)	5,300	45
SAS AB (Æ)	10,300	180
Scania AB Class B (Æ)	53,100	1,453
Ssab Svenskt Stal AB Series A	45,400	1,476
Saab Svenskt Stal AB Series B (Ñ)	5,800	171
Svenska Cellulosa AB Class B	92,100	1,628
Tele2 AB Class B	139,100	3,289
Telefonaktiebolaget LM Ericsson Class B	1,614,810	4,851
TeliaSonera AB	70,000	691
Volvo AB Class A (Æ)	14,700	288
Volvo AB Class B (Æ)	35,950	710

		23,211

Switzerland - 6.7%
ABB, Ltd.	230,127	6,958
Actelion, Ltd. (Æ)(Ñ)	106,385	5,285
Baloise Holding AG	2,466	263
Barry Callebaut AG (Æ)	207	166
Ciba Specialty Chemicals AG	6,060	302
Clariant AG (Æ)	15,976	205
Compagnie Financiere Richemont SA Class A	56,830	4,065
Credit Suisse Group (Æ)	93,688	6,325
Geberit AG	1,748	235
Givaudan SA	3,820	3,763
Helvetia Holding AG	343	125
Holcim, Ltd.	61,986	7,091
Julius Baer Holding AG	205,166	17,859
Kudelski SA (Ñ)	7,601	215
Kuehne & Nagel International AG	9,600	1,029
Kuoni Reisen Holding AG	412	206
Logitech International SA (Æ)	121,338	4,217
Lonza Group AG	32,121	3,752
Nestle SA	67,346	31,131
Novartis AG	196,565	10,472
Rieter Holding AG	238	139

	Principal Amount ($) or Shares	Market Value $
Roche Holding AG	110,631	18,911
Sika AG	70	139
Sonova Holding AG	38,258	4,309
Sulzer AG	186	300
Swatch Group AG	40,047	2,515
Swatch Group AG Class B	11,154	3,576
Swiss Reinsurance	50,775	4,781
Swisscom AG	1,875	695
Syngenta AG (Æ)	6,614	1,597
UBS AG	134,125	7,199
Zurich Financial Services AG	1,620	489

		148,314

Taiwan - 0.5%
AU Optronics Corp.	376,346	814
High Tech Computer Corp.	97,000	2,014
HON HAI Precision Industry Co., Ltd.	451,720	3,471
Siliconware Precision Industries Co.	529,239	1,143
Taiwan Semiconductor Manufacturing Co., Ltd.	370,844	740
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	155,760	1,659
United Microelectronics Corp. (Æ)	757,819	503

		10,344

Thailand - 0.1%
Bangkok Bank PCL	386,110	1,458
PTT PCL	48,200	595

		2,053

Turkey - 0.3%
Turkcell Iletisim Hizmet AS - ADR	168,200	4,043
Turkiye Garanti Bankasi AS	372,500	3,450

		7,493

United Kingdom - 17.7%
3i Group PLC (Æ)	656	15
Amec PLC	27,442	480
Anglo American PLC	20,511	1,416
Antofagasta PLC	31,961	559
ARM Holdings PLC	797,201	2,471
AstraZeneca PLC	108,788	5,373
Atkins WS PLC	9,998	253
Autonomy Corp. PLC (Æ)	87,800	1,804
Aviva PLC	351,397	5,541
BAE Systems PLC	1,151,145	11,960
Barclays PLC	334,194	4,241
BG Group PLC	404,719	7,492

62	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BHP Billiton PLC	196,485	7,496
Bovis Homes Group PLC	2,592	36
BP PLC	1,099,898	14,302
BP PLC - ADR (Ñ)	51,150	3,989
Brit Insurance Holdings PLC	72,028	488
British Airways PLC (Æ)	89,620	834
British American Tobacco PLC	23,492	895
British Energy Group PLC	42,443	473
British Land Co. PLC (ö)	11,148	252
British Sky Broadcasting Group PLC	395,548	5,606
BT Group PLC	556,147	3,782
Burberry Group PLC	282,954	3,630
Cadbury Schweppes PLC	343,851	4,562
Carnival PLC	8,297	389
Carphone Warehouse Group PLC	485,631	3,550
Charter PLC (Æ)	74,843	1,693
Compass Group PLC	347,140	2,506
Davis Service Group PLC	42,978	490
Diageo PLC	684,898	15,702
Experian Group, Ltd.	3,955	42
FKI PLC	15,710	30
Friends Provident PLC	22,593	87
Galiform PLC (Æ)	1,909	5
GKN PLC	384,348	2,941
GlaxoSmithKline PLC	1,119,054	28,863
Hammerson PLC (ö)	1,226	28
HBOS PLC	682,717	12,446
Home Retail Group PLC	409,591	3,729
HSBC Holdings PLC	227,254	4,502
Imperial Chemical Industries PLC	18,535	254
Inchcape PLC	5,995	59
International Power PLC	501,915	5,122
Invensys PLC (Æ)	8,271	56
Invesco PLC	434,032	6,680
ITV PLC	593,308	1,225
J Sainsbury PLC	130,267	1,482
John Wood Group PLC	209,200	1,818
Johnson Matthey PLC	29,993	1,119
Kazakhmys PLC	4,800	147
Kesa Electricals PLC	146,025	967
Kingfisher PLC	1,252,457	5,152
Ladbrokes PLC	268,019	2,303
Land Securities Group PLC (ö)	10,967	376
Legal & General Group PLC	347,501	1,016
Lloyds TSB Group PLC	742,820	8,452

	Principal Amount ($) or Shares	Market Value $
Man Group PLC	872,657	10,732
Marks & Spencer Group PLC	2,429	33
Marston’s PLC	142,400	1,021
Mitchells & Butlers PLC	62,700	869
National Express Group PLC	13,936	385
National Grid PLC	55,499	927
Next PLC	9,450	436
Pearson PLC	44,551	741
Premier Farnell PLC	7,224	24
Reckitt Benckiser PLC	253,761	14,746
Reed Elsevier PLC	13,165	173
Regus Group PLC	41,137	94
Resolution PLC	14,400	219
Reuters Group PLC	20,157	277
Rio Tinto PLC	101,733	9,524
Rolls-Royce Group PLC (Æ)	20,485	230
Rolls-Royce Group PLC Class B (Æ)	827,594	2
Royal & Sun Alliance Insurance Group	513,760	1,692
Royal Bank of Scotland Group PLC	1,769,214	19,089
Royal Dutch Shell PLC Class A (Ñ)	465,549	20,377
Royal Dutch Shell PLC Class B	51,058	2,226
SABMiller PLC	35,514	1,070
Schroders PLC	139,835	4,491
Scottish & Newcastle PLC	9,753	159
Scottish & Southern Energy PLC	70,377	2,282
Shire PLC	1,604	40
Signet Group PLC	25,848	49
Smiths Group PLC	156,502	3,691
Stagecoach Group PLC	193,930	1,099
Standard Chartered PLC	244,654	9,536
Taylor Wimpey PLC	256,659	1,328
Tesco PLC	1,818,663	18,501
Tomkins PLC	53,057	246
Trinity Mirror PLC	162,352	1,360
Tullett Prebon PLC	38,373	354
Unilever PLC	317,512	10,757
Vodafone Group PLC	4,532,341	17,877
Vodafone Group PLC - ADR	201,240	7,903
Weir Group PLC (The)	10,934	202
William Hill PLC	350,024	4,521
WM Morrison Supermarkets PLC	52,434	323
WPP Group PLC	977,141	13,379
Xstrata PLC	103,056	7,400

		391,566

International Fund	63

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United States - 0.3%
Las Vegas Sands Corp. (Æ)(Ñ)	20,003	2,662
Mettler Toledo International, Inc. (Æ)(Ñ)	20,600	2,191
Synthes, Inc.	20,571	2,572

		7,425

Total Common Stocks
(cost $1,509,956)		2,028,579

Preferred Stocks - 0.7%
Australia - 0.0%
BBI EPS, Ltd. (Æ)(Ñ)	11,944	10

Brazil - 0.4%
Banco Itau Holding Financeira SA	145,400	4,150
Petroleo Brasileiro SA	29,000	1,207
Usinas Siderurgicas de Minas Gerais SA	27,500	2,161

		7,518

Germany - 0.3%
Henkel KGaA	78,479	4,018
Porsche AG	579	1,545
Volkswagen AG	2,357	448

		6,011

Italy - 0.0%
Unipol Gruppo Finanziario SpA	82,879	297

South Korea - 0.0%
Samsung Electronics Co., Ltd.	900	432

Total Preferred Stocks
(cost $10,208)		14,268

Warrants & Rights - 0.1%
United States - 0.1%
Bharti Airtel, Ltd. (Þ)(Æ) 2012 Warrants	98,400	2,526

Total Warrants & Rights
(cost $1,542)		2,526

A portion of the portfolio has been fair valued at period end.

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 6.6%
United States - 6.6%
Russell Investment Company Money Market Fund	136,990,001	136,990
United States Treasury Bills (ç)(ž)(§) 3.691% due 12/20/07	10,000	9,951

Total Short-Term Investments
(cost $146,941)		146,941

Other Securities - 18.4%
Russell Investment Company Money Market Fund (×)	87,029,040	87,029
State Street Securities Lending Quality Trust (×)	319,045,643	319,046

Total Other Securities
(cost $406,075)		406,075

Total Investments - 117.4%
(identified cost $2,074,722)		2,598,389

Other Assets and Liabilities, Net - (17.4%)		(384,618)

Net Assets - 100.0%		2,213,771

See accompanying notes which are an integral part of the financial statements.

64	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index (Netherlands) expiration date 11/07 (63)	EUR	6,905	(63)

CAC-40 Index (France) expiration date 11/07 (210)	EUR	12,270	241

DAX Index (Germany) expiration date 12/07 (123)	EUR	24,783	1,128

EUR STOXX 50 Index (EMU) expiration date 12/07 (485)	EUR	21,844	1,058

FTSE-100 Index (UK) expiration date 12/07 (233)	GBP	15,724	1,088

Hang Seng Index (Hong Kong) expiration date 11/07 (110)	HKD	171,980	617

MSCI Singapore Index expiration date 11/07 (5)	SGD	463	2

SPI 200 Index (Australia) expiration date 12/07 (62)	AUD	10,531	632

TOPIX Index (Japan) expiration date 12/07 (362)	JPY	5,851,730	2,628

Short Positions
CAC-40 Index (France) expiration date 11/07 (112)	EUR	6,544	(116)

FTSE-100 Index (UK) expiration date 12/07 (40)	GBP	2,699	(284)

IBEX Plus Index (Spain) expiration date 11/07 (42)	EUR	6,661	(411)

MIB-30 (Italy) expiration date 12/07 (16)	EUR	3,255	(64)

OMX Index (Sweden) expiration date 11/07 (366)	SEK	43,389	(37)

SPI 200 Index (Australia) expiration date 12/07 (103)	AUD	17,495	(1,125)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)			5,294

See accompanying notes which are an integral part of the financial statements.

International Fund	65

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	4	AUD	11	11/01/07	6
USD	4	AUD	4	11/02/07	—
USD	168	AUD	200	12/19/07	18
USD	268	AUD	300	12/19/07	11
USD	411	AUD	500	12/19/07	54
USD	419	AUD	500	12/19/07	45
USD	449	AUD	500	12/19/07	15
USD	535	AUD	650	12/19/07	69
USD	622	AUD	700	12/19/07	29
USD	673	AUD	800	12/19/07	71
USD	825	AUD	1,000	12/19/07	104
USD	827	AUD	1,000	12/19/07	102
USD	16,386	AUD	19,825	12/19/07	2,028
USD	306	BRL	534	11/01/07	3
USD	119	CAD	114	11/02/07	1
USD	158	CAD	149	11/05/07	—
USD	71	CHF	84	12/19/07	1
USD	39,054	CHF	46,021	12/19/07	803
USD	29	DKK	152	12/19/07	1
USD	37	EUR	26	11/01/07	—
USD	797	EUR	552	11/01/07	3
USD	1,293	EUR	896	11/01/07	5
USD	11	EUR	8	11/02/07	—
USD	164	EUR	113	11/02/07	—
USD	248	EUR	172	11/02/07	1
USD	831	EUR	576	11/06/07	3
USD	1,392	EUR	1,000	12/19/07	58
USD	1,425	EUR	1,000	12/19/07	24
USD	1,428	EUR	1,000	12/19/07	22
USD	1,428	EUR	1,000	12/19/07	22
USD	1,431	EUR	1,000	12/19/07	18
USD	1,444	EUR	1,000	12/19/07	6
USD	1,785	EUR	1,300	12/19/07	99
USD	1,892	EUR	1,380	12/19/07	108
USD	2,727	EUR	2,000	12/19/07	172
USD	2,744	EUR	2,000	12/19/07	155
USD	2,747	EUR	2,000	12/19/07	152
USD	2,862	EUR	2,000	12/19/07	37
USD	3,246	EUR	2,287	12/19/07	69
USD	3,246	EUR	2,287	12/19/07	69
USD	3,487	EUR	2,500	12/19/07	136
USD	6,841	EUR	5,000	12/19/07	407
USD	9,546	EUR	6,727	12/19/07	205
USD	56,374	EUR	41,100	12/19/07	3,201
USD	77,523	EUR	56,500	12/19/07	4,374
USD	172	GBP	83	11/01/07	1

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	111	GBP	54	11/02/07	1
USD	118	GBP	58	11/02/07	3
USD	615	GBP	300	12/19/07	8
USD	1,001	GBP	500	12/19/07	37
USD	1,816	GBP	900	12/19/07	52
USD	2,006	GBP	1,000	12/19/07	70
USD	2,007	GBP	1,000	12/19/07	69
USD	2,013	GBP	1,000	12/19/07	63
USD	2,027	GBP	1,000	12/19/07	50
USD	2,041	GBP	1,000	12/19/07	35
USD	2,046	GBP	1,000	12/19/07	30
USD	3,030	GBP	1,500	12/19/07	84
USD	6,459	GBP	3,200	12/19/07	184
USD	68,485	GBP	33,925	12/19/07	1,945
USD	38	HKD	293	11/01/07	—
USD	2	HKD	16	11/06/07	—
USD	5	HKD	36	11/06/07	—
USD	44	HKD	344	11/06/07	—
USD	192	HKD	1,486	11/06/07	—
USD	23	HKD	182	12/19/07	—
USD	89	HKD	694	12/19/07	—
USD	266	HKD	2,070	12/19/07	1
USD	324	JPY	37,147	11/01/07	(2)
USD	29	JPY	3,825	11/02/07	4
USD	74	JPY	8,518	11/05/07	—
USD	351	JPY	40,000	12/19/07	(3)
USD	703	JPY	80,000	12/19/07	(5)
USD	873	JPY	100,000	12/19/07	(1)
USD	875	JPY	100,000	12/19/07	(4)
USD	879	JPY	100,000	12/19/07	(7)
USD	1,317	JPY	150,000	12/19/07	(9)
USD	1,755	JPY	200,000	12/19/07	(11)
USD	1,757	JPY	200,000	12/19/07	(13)
USD	1,757	JPY	200,000	12/19/07	(14)
USD	2,182	JPY	250,000	12/19/07	(2)
USD	2,192	JPY	250,000	12/19/07	(12)
USD	2,627	JPY	300,000	12/19/07	(11)
USD	3,365	JPY	385,174	12/19/07	(7)
USD	4,851	JPY	555,203	12/19/07	(10)
USD	11,937	JPY	1,359,923	12/19/07	(80)
USD	31,371	JPY	3,570,000	12/19/07	(246)
USD	34,504	JPY	3,932,000	12/19/07	(223)
USD	97	NOK	519	11/01/07	(1)
USD	1,483	NOK	8,065	12/19/07	18
USD	1,485	NOK	8,065	12/19/07	17
USD	4,456	NOK	24,194	12/19/07	48

See accompanying notes which are an integral part of the financial statements.

66	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	7,426	NOK	40,323	12/19/07	81
USD	12,036	NOK	67,862	12/19/07	598
USD	12,997	NOK	70,557	12/19/07	139
USD	401	SEK	2,598	12/19/07	9
USD	52	SGD	79	12/19/07	3
USD	245	ZAR	1,598	11/02/07	—
USD	91	ZAR	594	11/05/07	1
USD	163	ZAR	1,061	11/07/07	—
AUD	80	USD	74	11/01/07	(1)
AUD	18	USD	31	11/02/07	15
AUD	200	USD	173	12/19/07	(13)
AUD	300	USD	247	12/19/07	(31)
AUD	400	USD	340	12/19/07	(32)
AUD	400	USD	345	12/19/07	(27)
AUD	400	USD	358	12/19/07	(14)
AUD	600	USD	491	12/19/07	(66)
AUD	600	USD	494	12/19/07	(63)
AUD	800	USD	660	12/19/07	(83)
AUD	1,000	USD	901	12/19/07	(27)
AUD	2,200	USD	1,824	12/19/07	(219)
AUD	2,900	USD	2,394	12/19/07	(300)
AUD	6,100	USD	5,040	12/19/07	(627)
CHF	2	USD	2	11/01/07	—
CHF	1,450	USD	1,231	12/19/07	(25)
CHF	1,450	USD	1,231	12/19/07	(25)
CHF	1,691	USD	1,435	12/19/07	(29)
CHF	2,836	USD	2,434	12/19/07	(23)
CHF	2,836	USD	2,434	12/19/07	(22)
CHF	2,836	USD	2,436	12/19/07	(21)
CHF	5,672	USD	4,871	12/19/07	(42)
CHF	8,508	USD	7,304	12/19/07	(65)
CHF	14,252	USD	12,237	12/19/07	(106)
DKK	212	USD	40	12/19/07	(1)
DKK	1,732	USD	324	12/19/07	(13)
EUR	273	USD	399	11/01/07	3
EUR	326	USD	470	11/01/07	(1)
EUR	104	USD	151	11/05/07	—
EUR	10	USD	14	12/19/07	(1)
EUR	100	USD	142	12/19/07	(3)
EUR	200	USD	274	12/19/07	(15)
EUR	200	USD	280	12/19/07	(10)
EUR	200	USD	282	12/19/07	(8)
EUR	200	USD	283	12/19/07	(7)
EUR	200	USD	285	12/19/07	(5)
EUR	300	USD	435	12/19/07	—
EUR	500	USD	704	12/19/07	(21)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	900	USD	1,274	12/19/07	(31)
EUR	1,000	USD	1,373	12/19/07	(77)
EUR	1,000	USD	1,406	12/19/07	(44)
EUR	1,000	USD	1,418	12/19/07	(32)
EUR	1,500	USD	2,057	12/19/07	(118)
EUR	1,700	USD	2,398	12/19/07	(66)
EUR	2,000	USD	2,822	12/19/07	(77)
EUR	2,850	USD	4,046	12/19/07	(85)
EUR	2,850	USD	4,047	12/19/07	(84)
EUR	2,850	USD	4,047	12/19/07	(84)
EUR	4,000	USD	5,491	12/19/07	(307)
EUR	4,000	USD	5,697	12/19/07	(101)
EUR	4,500	USD	6,174	12/19/07	(349)
EUR	7,000	USD	9,604	12/19/07	(542)
EUR	10,000	USD	13,896	12/19/07	(599)
EUR	17,459	USD	24,326	12/19/07	(981)
EUR	37,300	USD	51,183	12/19/07	(2,883)
GBP	8	USD	16	11/01/07	—
GBP	119	USD	251	11/01/07	4
GBP	62	USD	128	11/02/07	—
GBP	40	USD	81	12/19/07	(2)
GBP	100	USD	202	12/19/07	(6)
GBP	200	USD	408	12/19/07	(7)
GBP	234	USD	474	12/19/07	(12)
GBP	300	USD	602	12/19/07	(20)
GBP	300	USD	612	12/19/07	(11)
GBP	400	USD	806	12/19/07	(24)
GBP	400	USD	807	12/19/07	(23)
GBP	500	USD	1,016	12/19/07	(22)
GBP	600	USD	1,207	12/19/07	(39)
GBP	760	USD	1,534	12/19/07	(44)
GBP	1,000	USD	2,019	12/19/07	(57)
GBP	1,400	USD	2,825	12/19/07	(82)
GBP	1,500	USD	3,058	12/19/07	(56)
GBP	1,535	USD	3,098	12/19/07	(89)
GBP	1,535	USD	3,099	12/19/07	(88)
GBP	1,535	USD	3,101	12/19/07	(86)
GBP	1,719	USD	3,475	12/19/07	(94)
GBP	2,000	USD	4,035	12/19/07	(117)
GBP	3,070	USD	6,204	12/19/07	(170)
GBP	4,000	USD	8,071	12/19/07	(233)
GBP	4,600	USD	9,155	12/19/07	(395)
GBP	11,913	USD	24,176	12/19/07	(556)
GBP	13,450	USD	27,156	12/19/07	(767)
GBP	8,587	USD	17,622	01/31/08	(178)
HKD	738	USD	95	11/01/07	—

See accompanying notes which are an integral part of the financial statements.

International Fund	67

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HKD	2,534	USD	327	11/01/07	—
HKD	2,431	USD	314	11/02/07	—
HKD	4	USD	—	11/06/07	—
IDR	424,880	USD	47	11/05/07	—
IDR	1,415,387	USD	155	11/05/07	—
JPY	12,180	USD	99	11/01/07	(7)
JPY	19,541	USD	170	11/01/07	1
JPY	19,747	USD	172	11/01/07	1
JPY	21,522	USD	188	11/02/07	1
JPY	22,040	USD	192	11/02/07	1
JPY	35,873	USD	311	11/02/07	—
JPY	7,199	USD	62	11/05/07	—
JPY	39,602	USD	343	11/05/07	—
JPY	30,000	USD	261	12/19/07	—
JPY	40,000	USD	345	12/19/07	(4)
JPY	50,000	USD	435	12/19/07	—
JPY	50,258	USD	431	12/19/07	(7)
JPY	60,000	USD	528	12/19/07	5
JPY	100,000	USD	859	12/19/07	(13)
JPY	200,000	USD	1,750	12/19/07	6
JPY	200,000	USD	1,757	12/19/07	14
JPY	200,000	USD	1,759	12/19/07	15
JPY	300,000	USD	2,573	12/19/07	(43)
JPY	450,000	USD	3,956	12/19/07	32
JPY	470,000	USD	4,133	12/19/07	36
JPY	650,000	USD	5,710	12/19/07	43
JPY	750,000	USD	6,593	12/19/07	55
JPY	800,000	USD	7,023	12/19/07	49
JPY	2,070,000	USD	18,169	12/19/07	122
NOK	12,261	USD	2,267	12/19/07	(15)
NOK	12,261	USD	2,268	12/19/07	(15)
NOK	13,078	USD	2,418	12/19/07	(17)
SEK	4	USD	1	11/02/07	—
SEK	2,598	USD	391	12/19/07	(18)
SGD	4	USD	3	11/02/07	—
SGD	79	USD	53	12/19/07	(1)

					4,276

See accompanying notes which are an integral part of the financial statements.

68	International Fund

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

MSCI Belgium VII Local Net Total Return Index	Merrill Lynch	EUR871	1 Month EUR LIBOR plus 0.12%	12/19/07	(7)
MSCI Denmark V Local Net Total Return Index	Merrill Lynch	DKK 10,143	1 Month DKK LIBOR minus 0.80%	12/19/07	(58)

Total Unrealized Appreciation (Depreciation) on Open Index Swaps					(65)

See accompanying notes which are an integral part of the financial statements.

International Fund	69

Russell Investment Company

International Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	6.4	140,875
Consumer Discretionary	9.4	207,416
Consumer Staples	8.0	175,778
Financial Services	20.2	448,766
Health Care	5.8	128,263
Integrated Oils	5.2	115,684
Materials and Processing	11.2	246,865
Miscellaneous	1.0	23,107
Other Energy	2.0	45,214
Producer Durables	7.5	165,439
Technology	3.7	80,903
Utilities	11.9	264,537
Warrants & Rights	0.1	2,526
Short-Term Investments	6.6	146,941
Other Securities	18.4	406,075

Total Investments	117.4	2,598,389
Other Assets and Liabilities, Net	(17.4)	(384,618)

Net Assets	100.0	2,213,771

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.5	10,913
Asia	9.2	201,927
Europe	42.5	942,966
Japan	15.1	336,495
Latin America	4.1	88,289
Middle East	0.3	6,611
Netherlands Antilles	0.3	6,583
Other Regions	9.3	206,964
United Kingdom	17.7	391,566
Other Securities	18.4	406,075

Total Investments	117.4	2,598,389
Other Assets and Liabilities, Net	(17.4)	(384,618)

Net Assets	100.0	2,213,771

See accompanying notes which are an integral part of the financial statements.

70	International Fund

Russell Investment Company

International Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Australia	4.1
Austria	0.6
Belgium	0.7
Bermuda	1.0
Brazil	1.5
Canada	2.3
Cayman Islands	0.5
China	0.5
Colombia	0.1
Cyprus	0.1
Czech Republic	0.1
Denmark	0.6
Egypt	0.1
Finland	1.6
France	11.4
Germany	7.5
Greece	0.3
Hong Kong	1.8
India	0.2
Indonesia	0.3
Ireland	0.1
Israel	0.2
Italy	3.4
Japan	15.1
Luxembourg	0.7
Mexico	0.6
Netherlands	3.6
Netherlands Antilles	0.3
New Zealand	0.1
Norway	0.5
Portugal	0.1
Russia	0.3
Singapore	0.7
South Africa	0.5
South Korea	0.9
Spain	2.6
Sweden	1.0
Switzerland	6.7
Taiwan	0.5
Thailand	0.1
Turkey	0.3
United Kingdom	17.7
United States	0.3
Preferred Stocks	0.7

Categories	% of Net Assets

Warrants & Rights	0.1
Short-Term Investments	6.6
Other Securities	18.4

Total Investments	117.4
Other Assets and Liabilities, Net	(17.4)

	100.0

Futures Contracts	0.2
Foreign Currency Exchange Contracts	0.2
Index Swap Contracts	(—	)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

International Fund	71

Russell Investment Company

Fixed Income III Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Fixed Income III Fund - Class I
	Total Return
1 Year	5.27%
5 Years	5.39	%§
10 Years	5.81	%§

Fixed Income III Fund - Class E‡
	Total Return
1 Year	4.99%
5 Years	5.15	%§
10 Years	5.60	%§

Fixed Income III Fund - Class Y‡‡
	Total Return
1 Year	5.30%
5 Years	5.42	%§
10 Years	5.82	%§

Lehman Brothers Aggregate Bond Index**
	Total Return
1 Year	5.38%
5 Years	4.41	%§
10 Years	5.91	%§

72	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

The Fixed Income III Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2007?

For the fiscal year ended October 31, 2007, the Fixed Income III Fund Class E, Class I, and Class Y gained 4.99%, 5.27% and 5.30%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.38% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2007, the Lipper® BBB Rated Fixed Income Funds Average returned 4.43%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average returned 4.05%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e. the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. Given that the Fund’s money managers typically invest in non-Treasury sectors, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper BBB Rated Fixed Income Funds Average.

The decline in short-term interest rates benefited the Fund as several of the Fund’s managers anticipated the decline and increased sensitivity to interest rates (also called increased duration). In general, as interest rates decline bond prices increase; therefore, the increase in duration had a positive impact on performance.

Finally, as the Federal Reserve decreased the federal funds rate, intermediate maturity yields also declined resulting in a shift in yields otherwise known as a shift in the yield curve. This yield curve movement benefited the Fund as the Fund’s money managers anticipated the change and varied the maturity of their securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Several of the Fund’s money managers successfully increased their duration exposure as interest rates declined and, therefore, made positive contributions to performance. Sector allocation and security selection decisions had mixed results as several of the Fund’s money managers had an overweight to non-Treasury sectors, which underperformed the benchmark. However, security selection decisions within various sectors contributed positively to performance.

At the manager level, managers that underperformed over the year included Delaware Management Company, whose performance suffered from allocations to corporate bonds, and Drake Capital Management, LLC, whose performance suffered from duration and mortgage-backed security issues. Pacific Investment Management Company LLC (“PIMCO”) was the best performing manager driven mainly by its duration and sector allocation decisions. Goldman Sachs Asset Management, L.P. also generated positive performance as duration management as well as investments in securities outside of the U.S. generated positive excess return.

Describe any changes to the Fund’s structure or the money manager line-up.

In July 2007, Morgan Stanley Investment Management, Inc. was replaced with Drake Capital Management, LLC.

Fixed Income III Fund	73

Russell Investment Company

Fixed Income III Fund

Portfolio Management Discussion and Analysis — October 31, 2007 (Unaudited)

Money Managers as of October 31, 2007	Styles
Bear Stearns Asset Management Inc.	Sector Rotation
Drake Capital Management, LLC	Fully Discretionary
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Delaware Management Company, a series of Delaware Management Business Trust	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1997.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the returns of the Fund’s Class I Shares from November 1, 1997 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡	The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

74	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Shareholder Expense Example — October 31, 2007 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2007 to October 31, 2007.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,023.40	$1,020.42
Expenses Paid During Period*	$4.85	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,024.80	$1,021.83
Expenses Paid During Period*	$3.42	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2007	$1,000.00	$1,000.00
Ending Account Value
October 31, 2007	$1,024.90	$1,021.98
Expenses Paid During Period*	$3.27	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Fixed Income III Fund	75

Russell Investment Company

Fixed Income III Fund

Schedule of Investments — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 96.8%
Asset-Backed Securities - 10.7%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.173% due 07/25/34	76	74
ACE Securities Corp. (Ê)
Series 2003-HE1 Class M1
5.523% due 11/25/33	1,131	1,107
Series 2003-OP1 Class M2
6.373% due 12/25/33	130	127
Series 2004-IN1 Class A1
5.193% due 05/25/34	97	94
Series 2005-HE3 Class A2C
5.193% due 05/25/35	3,104	3,094
Series 2005-HE7 Class A2B
5.053% due 11/25/35	298	296
Series 2005-SD3 Class A
5.273% due 08/25/45	454	449
Series 2006-ASP Class A2A
4.943% due 12/25/35	94	94
4.953% due 10/25/36	248	245
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2	265	240
6.523% due 01/25/34
Alliance Bancorp Trust (Ê)
Series 2007-OA1 Class A1
5.113% due 07/25/37	891	877
American Airlines, Inc.
6.817% due 11/23/12	1,655	1,609
6.977% due 05/23/21	55	51
American Express Credit Account Master Trust
Series 2001-5 Class B (Ê)
5.102% due 11/15/10	422	422
Series 2003-1 Class B (Ê)
5.491% due 09/15/10	2,105	2,107
Series 2003-2 Class B (Ê)
5.461% due 10/15/10	1,100	1,101
Series 2004-1 Class B (Ê)
4.902% due 09/15/11	33	33
Series 2004-4 Class B
5.371% due 03/15/12	494	492
Series 2004-5 Class B
5.341% due 04/16/12	346	345
Series 2004-C Class C (Ê)(Å)
5.591% due 02/15/12	4,689	4,684

	Principal Amount ($) or Shares	Market Value $
Series 2005-3 Class B
5.231% due 01/18/11	133	133
Series 2007-3 Class A (Ê)
5.091% due 10/15/12	600	597
American Express Issuance Trust (Ê)
Series 2007-1 Class B
5.266% due 09/15/11	1,200	1,200
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.556% due 02/25/33	145	111
Series 2004-R8 Class A5
5.243% due 09/25/34	52	52
Series 2004-R10 Class A5
5.263% due 11/25/34	1	1
Series 2005-R3 Class A1A
5.073% due 05/25/35	2,670	2,614
Series 2005-R5 Class A2B
5.103% due 07/25/35	401	400
Series 2005-R6 Class A2
5.073% due 08/25/35	3,389	3,279
Series 2005-R7 Class A2C
5.133% due 09/25/35	578	572
Series 2006-R1 Class A2C
5.063% due 08/01/16	260	251
Argent Securities, Inc. (Ê)
Series 2005-W2 Class A2B2
5.133% due 10/25/35	547	541
Series 2006-M3 Class A2A
4.923% due 10/25/36	349	345
Asset Backed Funding Certificates (Ê)
Series 2006-HE1 Class A2A
4.933% due 01/25/37	569	563
Series 2006-OPT Class A3A
4.933% due 10/25/36	277	274
Asset Backed Securities Corp. Home Equity (Ê)
Series 2004-HE6 Class A1
5.148% due 09/25/34	80	78
Bank of America Credit Card Trust (Ê)
Series 2006-C4 Class C4
4.882% due 11/15/11	5,082	5,003
Series 2006-C7 Class C7
5.321% due 03/15/12	300	295
Bank One Issuance Trust
Series 2003-B1 Class B1 (Ê)
5.461% due 12/15/10	677	678
Series 2003-C4 Class C4
6.121% due 02/15/11	527	528

76	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-B1 Class B1 (Ê)
4.972% due 03/15/12	549	548
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	340	326
Bear Stearns Asset Backed Securities Trust (Ê)
Series 2004-BO1 Class 1A1
5.073% due 09/25/34	46	46
Series 2005-AQ1 Class 2A1
5.093% due 03/25/35	81	81
Series 2005-HE6 Class A2
5.113% due 06/25/35	480	480
Series 2006-HE3 Class A1
4.953% due 04/25/36	284	282
BNC Mortgage Loan Trust (Ê)
Series 2007-2 Class A2
4.973% due 05/25/37	893	884
Capital One Multi-Asset Execution Trust
Series 2007-A7 Class A7
5.750% due 07/15/20	750	759
Carrington Mortgage Loan Trust (Ê)
Series 2006-OPT Class A1
4.938% due 02/25/36	9	9
Centex Home Equity (Ê)
Series 2005-C Class AV3
5.103% due 06/25/35	1,691	1,687
Series 2006-A Class AV2
4.973% due 06/25/36	3,000	2,957
Chase Credit Card Master Trust
Series 2002-3 Class B (Ê)
5.102% due 09/15/11	412	412
Series 2003-2 Class B (Ê)
5.441% due 07/15/10	2,024	2,026
Series 2003-3 Class B
5.441% due 10/15/10	214	214
Series 2003-6 Class B
5.441% due 02/15/11	369	369
Series 2003-6 Class C (Ê)
5.891% due 02/15/11	400	399
Chase Issuance Trust
Series 2004-C3 Class C3 (Ê)
5.561% due 06/15/12	300	297
Series 2005-A12 Class A (Ê)
5.101% due 02/15/11	500	499
Series 2005-C1 Class C1 (Ê)
5.461% due 11/15/12	2,000	1,967

	Principal Amount ($) or Shares	Market Value $
Series 2005-C3 Class C3 (Ê)
4.992% due 11/15/12	329	323
Series 2006-B1 Class B1
5.241% due 04/15/13	800	790
Series 2006-B2 Class B
5.191% due 10/15/12	738	730
Series 2006-C3 Class C3 (Ê)
5.321% due 06/15/11	415	410
Series 2007-A17 Class A
5.120% due 10/15/14	105	105
Chase Manhattan Auto Owner Trust
Series 2006-B Class A2
5.280% due 10/15/09	397	397
CIT Mortgage Loan Trust (Ê)(Å)
Series 2007-1 Class 2A1
6.129% due 10/01/37	1,500	1,500
Series 2007-1 Class 2A2
6.379% due 10/01/37	400	400
Series 2007-1 Class 2A3
6.579% due 10/01/37	750	750
Citibank Credit Card Issuance Trust
Series 2000-A3 Class A3
6.875% due 11/16/09	200	200
Series 2001-C1 Class C1 (Ê)
6.323% due 01/15/10	2,645	2,651
Series 2002-C3 Class C3
6.834% due 12/15/09	125	125
Series 2003-C1 Class C1 (Ê)
6.354% due 04/07/10	99	99
Series 2007-A1 Class A1 (Ê)
5.200% due 03/22/12	725	721
Series 2007-A8 Class A8
5.650% due 09/20/19	415	418
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-NC1 Class A2A
4.943% due 08/25/36	214	213
Series 2006-NC2 Class A2A
4.913% due 09/25/36	645	640
Series 2006-WFH Class A1
4.913% due 08/25/36	170	169
Series 2006-WFH Class A1A
4.943% due 01/25/36	52	52
Series 2007-AMC Class A2A
4.933% due 05/25/37	2,389	2,353
Series 2007-OPX Class A1A
4.943% due 01/25/37	1,201	1,190

Fixed Income III Fund	77

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Countrywide Alternative Loan Trust (Þ)
Series 2007-OA7 Class CP
2.465% due 05/25/47	345	14
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3
3.989% due 02/25/31	29	29
Series 2004-AB2 Class M3 (Ê)
5.473% due 05/25/36	230	210
Series 2004-BC1 Class M1 (Ê)
5.631% due 02/25/34	159	153
Series 2004-S1 Class A2
3.872% due 03/25/20	52	51
Series 2005-7 Class 3AV3 (Ê)
5.283% due 06/25/35	2,000	1,892
Series 2005-16 Class 2AF1 (Ê)
5.023% due 05/25/36	204	204
Series 2005-AB1 Class A2 (Ê)
5.083% due 10/25/34	2,395	2,371
Series 2006-1 Class AF3
5.348% due 07/25/36	100	99
Series 2006-3 Class 2A2 (Ê)
5.053% due 06/25/36	1,065	1,023
Series 2006-11 Class 1AF4
6.300% due 09/25/46	405	400
Series 2006-13 Class 1AF3
5.944% due 01/25/37	1,035	1,019
Series 2006-15 Class A3
5.689% due 10/25/46	260	252
Series 2006-17 Class 2A1 (Ê)
4.923% due 03/25/47	254	252
Series 2006-BC1 Class 2A2 (Ê)
5.053% due 04/25/36	295	289
Series 2006-BC2 Class 2A1 (Ê)
4.913% due 07/25/36	571	568
Series 2006-S2 Class A2
5.627% due 07/25/27	385	372
Series 2006-S3 Class A2
6.085% due 06/25/21	835	805
Series 2006-S6 Class A2
5.519% due 03/25/34	555	542
Series 2006-S7 Class A3
5.712% due 04/25/35	2,575	2,440
Series 2006-S9 Class A3
5.728% due 08/25/36	665	609
Series 2007-4 Class A2
5.530% due 03/25/37	540	537
Series 2007-7 Class 2A1 (Ê)
4.953% due 10/25/28	958	946

	Principal Amount ($) or Shares	Market Value $
Countrywide Home Equity Loan Trust (Ê)
Series 2006-HW Class 2A1B
5.241% due 11/15/36	1,444	1,394
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-AGE Class A2
4.640% due 02/25/32	310	306
Credit-Based Asset Servicing and Securitization LLC
Series 2006-CB5 Class A1 (Ê)
4.933% due 06/25/36	211	210
Series 2007-CB1 Class AF2
5.721% due 01/25/37	335	335
Dunkin Securitization (Þ)
Series 2006-1 Class A2
5.779% due 06/20/31	1,090	1,098
Entergy Gulf States, Inc. (Ê)
5.980% due 12/01/09	100	99
FBR Securitization Trust (Ê)
Series 2005-2 Class AV3A
5.163% due 09/25/35	3,836	3,825
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2005-FF4 Class 2A3
5.093% due 05/25/35	82	82
Series 2005-FF8 Class A2C
5.143% due 09/25/35	1,065	1,053
Series 2005-FF9 Class A2
4.993% due 10/25/35	196	195
Series 2005-FFH Class A2B
5.123% due 06/25/36	1,636	1,633
Series 2006-FF1 Class A2
4.923% due 07/25/36	314	311
Series 2006-FF1 Class A3
4.923% due 11/25/36	671	657
Series 2006-FF2 Class A2
4.943% due 02/25/36	231	230
First USA Credit Card Master Trust (Ê)
Series 1998-6 Class A
5.195% due 04/18/11	1,200	1,200
Fremont Home Loan Trust (Ê)
Series 2006-3 Class 2A1
4.943% due 02/25/37	170	169
Series 2006-E Class 2A1
4.933% due 01/25/37	294	291
GE Capital Credit Card Master Note Trust
Series 2005-3 Class B

78	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.391% due 06/15/13	296	294
Series 2006-1 Class A
5.080% due 09/15/12	832	837
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3 Class A2
5.750% due 10/25/36	225	220
Series 2007-HE2 Class A2
6.054% due 12/25/37	560	552
Series 2007-HE3 Class 1A1
7.000% due 09/25/37	350	351
Series 2007-HE3 Class 2A1
7.000% due 09/25/37	400	401
Green Tree Financial Corp.
Series 1994-1 Class A5
7.650% due 04/15/19	837	874
Series 1994-3 Class A5
8.400% due 06/15/19	756	770
GS Mortgage Securities Corp. (Å)
Series 2007-NIM Class N1
6.250% due 01/25/37	172	170
GSAA Trust
Series 2006-2 Class 2A3 (Ê)
5.143% due 12/25/35	595	583
Series 2006-4 Class 1A2
5.951% due 03/25/36	437	438
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
5.225% due 08/25/33	255	234
Series 2004-SEA Class A2A
5.163% due 03/25/34	100	100
Series 2006-HE1 Class A2A
4.953% due 01/25/36	65	65
Series 2006-HE4 Class A2A
4.943% due 06/25/36	252	251
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2005-1 Class A
5.288% due 01/20/34	585	570
Series 2007-3 Class A1
5.835% due 11/20/36	1,400	1,400
Series 2007-3 Class APT
6.235% due 11/20/36	1,500	1,492
Home Equity Asset Trust
Series 2005-2 Class 2A2 (Ê)
5.073% due 07/25/35	17	17
Series 2006-3 Class 2A1 (Ê)
4.943% due 07/25/36	64	64

	Principal Amount ($) or Shares	Market Value $
Household Affinity Credit Card Master Note Trust I
Series 2003-1 Class C
6.541% due 02/15/10	112	112
Household Credit Card Master Note Trust I
Series 2006-1 Class A
5.100% due 06/15/12	465	468
Series 2006-1 Class B
5.231% due 06/15/12	264	261
HSI Asset Securitization Corp. Trust (Ê)
Series 2006-HE1 Class 2A1
4.923% due 10/25/36	1,055	1,036
Series 2006-HE2 Class 2A1
5.181% due 12/25/36	232	228
Series 2006-OPT Class 2A1
4.953% due 12/25/35	77	76
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A
5.279% due 06/28/36	654	638
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-CW1 Class A2
4.913% due 07/25/28	64	64
Series 2006-HE1 Class A2
4.953% due 01/25/36	138	137
Series 2006-WMC Class A2
4.923% due 07/25/30	261	260
4.943% due 03/25/36	102	102
4.923% due 08/25/36	477	473
Series 2007-HE1 Class AV1
4.933% due 04/25/09	534	527
Lehman XS Trust
Series 2005-1 Class 2A2
4.660% due 07/25/35	197	195
Series 2006-16N Class A1A (Ê)
4.953% due 11/25/46	433	425
Series 2007-4N Class 3A2A (Ê)
5.755% due 04/25/37	914	889
Long Beach Mortgage Loan Trust (Ê)
Series 2002-5 Class M1
6.118% due 11/25/32	843	822
Series 2003-3 Class M1
5.623% due 07/25/33	1,489	1,449
Series 2004-4 Class 1A1
5.153% due 10/25/34	9	9

Fixed Income III Fund	79

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-3 Class 2A2
5.153% due 09/25/35	582	576
Series 2005-WL2 Class 3A3
5.143% due 07/25/35	350	348
Series 2005-WL3 Class 2A2A
5.013% due 11/25/35	4,007	3,981
Series 2006-1 Class 2A1
4.953% due 02/25/36	196	196
Series 2006-4 Class 2A1
4.923% due 05/25/36	369	368
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
7.348% due 08/25/33	99	81
Series 2006-AM3 Class A1
4.933% due 10/25/36	92	91
Series 2006-FRE Class A1
4.943% due 12/25/35	82	82
Series 2006-WMC Class A1
4.943% due 02/25/36	162	161
MBNA Credit Card Master Note Trust (Ê)
Series 2003-B1 Class B1
5.531% due 07/15/10	1,280	1,281
Series 2003-B5 Class B5
5.461% due 02/15/11	500	500
Series 2003-C3 Class C3
6.002% due 10/15/10	85	85
Series 2005-C3 Class C
5.361% due 03/15/11	3,195	3,167
MBNA Master Credit Card Trust
Series 2000-E Class A
7.800% due 10/15/12	705	756
Meritage Mortgage Loan Trust (Ê)
Series 2005-2 Class 2A2
5.123% due 11/25/35	930	929
Merrill Lynch Mortgage Investors, Inc.
Series 2006-AR1 Class A2C
5.033% due 03/25/37	500	471
Series 2006-HE1 Class A2A (Ê)
4.953% due 12/25/36	407	405
Series 2006-RM1 Class A2A (Ê)
4.943% due 02/25/37	163	162
Mid-State Trust
Series 2003-11 Class A1
4.864% due 07/15/38	49	46
Series 2004-1 Class A
6.005% due 08/15/37	48	49

	Principal Amount ($) or Shares	Market Value $
Series 2005-1 Class A
5.745% due 01/15/40	138	133
Series 2006-1 Class A (Þ)
5.787% due 10/15/40	240	231
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M1
5.573% due 09/25/33	750	723
Series 2003-NC8 Class M3
6.973% due 09/25/33	71	61
Series 2006-HE3 Class A2A
4.913% due 04/25/36	207	206
Series 2006-HE4 Class A1
4.913% due 06/25/36	176	175
Series 2006-WMC Class A2FP
4.923% due 07/25/36	415	408
Morgan Stanley Home Equity Loans (Ê)
Series 2006-1 Class A2A
4.953% due 12/25/35	91	90
Series 2006-3 Class A1
4.923% due 04/25/36	129	128
Nationstar Home Equity Loan Trust (Ê)
Series 2006-B Class AV1
5.380% due 09/25/36	483	481
Nelnet Student Loan Trust (Ê)
Series 2006-3 Class A1
5.183% due 09/25/12	120	120
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
5.403% due 02/25/35	380	357
Newcastle Mortgage Securities Trust (Ê)
Series 2006-1 Class A1
4.943% due 03/25/36	178	177
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
6.573% due 04/25/33	85	73
Series 2003-3 Class M3
6.873% due 06/25/33	62	50
Series 2003-4 Class M2
6.523% due 07/25/33	54	47
Series 2005-2 Class A5
5.203% due 05/25/35	800	783
Series 2005-3 Class A4
5.123% due 08/25/35	1,961	1,960
Series 2005-4 Class A3
5.133% due 11/25/35	544	530

80	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
5.185% due 10/25/34	389	373
Series 2005-WCW Class M1
5.323% due 09/25/35	375	365
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.680% due 01/25/36	415	409
Power Contract Financing LLC (Þ)
6.256% due 02/01/10	91	93
RAAC Series (Ê)
Series 2006-SP1 Class A1
4.973% due 09/25/45	128	127
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	190	169
Series 2005-2 Class AF4
4.934% due 08/25/35	205	201
Series 2005-4 Class A2
5.399% due 02/25/36	70	70
Series 2005-4 Class A3
5.565% due 02/25/36	115	114
Series 2006-1 Class AF3
5.608% due 05/25/36	200	198
Series 2006-1 Class AF6
5.746% due 05/25/36	320	305
Series 2006-1 Class AV1 (Ê)
4.953% due 05/25/36	109	108
Series 2006-2 Class AV1 (Ê)
4.923% due 08/25/36	164	164
Series 2007-1 Class AF2
5.512% due 04/25/37	575	574
Series 2007-2 Class AF2
5.675% due 06/25/37	390	384
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	363	359
Series 2006-RS2 Class A1 (Ê)
4.953% due 03/25/36	160	160
Series 2006-RS3 Class A1 (Ê)
4.953% due 05/25/36	14	14
Series 2006-RZ3 Class A1 (Ê)
4.943% due 08/25/36	417	413
Series 2006-RZ4 Class A1A (Ê)
4.953% due 10/25/36	389	384

	Principal Amount ($) or Shares	Market Value $
Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê)
5.333% due 09/25/31	43	42
Series 2003-KS2 Class MI1
4.800% due 04/25/33	795	741
Series 2003-KS2 Class MI3
6.100% due 04/25/33	156	125
Series 2005-AHL Class A2 (Ê)
5.143% due 06/25/35	221	217
Series 2005-KS8 Class A3 (Ê)
5.133% due 08/25/35	1,771	1,763
Series 2006-KS1 Class A2 (Ê)
5.013% due 02/25/36	1,000	990
Series 2006-KS2 Class A1 (Ê)
4.943% due 03/25/36	80	80
Series 2006-KS3 Class AI2 (Ê)
4.993% due 04/25/36	850	844
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2006-HI1 Class A1
4.983% due 02/25/36	89	87
Saxon Asset Securities Trust
Series 2005-4 Class A2C
5.123% due 11/25/37	1,101	1,077
Series 2006-3 Class A1 (Ê)
4.933% due 11/25/36	398	393
SBI Heloc Trust (Ê)(Þ)
Series 2006-1A Class 1A2A
5.043% due 08/25/36	244	232
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2006-OP1 Class A2B
5.073% due 10/25/35	604	600
Series 2006-WM1 Class A2A
4.943% due 12/25/35	100	99
Sharps SP I, LLC
7.000% due 01/25/34	6	3
SLC Student Loan Trust (Ê)
Series 2007-1 Class A1
5.538% due 02/15/15	690	686
SLM Student Loan Trust (Ê)
Series 2006-3 Class A2
5.084% due 01/25/16	99	99
Series 2006-8 Class A2
5.084% due 10/25/16	659	657
Series 2007-3 Class A1
5.074% due 10/27/14	1,429	1,429

Fixed Income III Fund	81

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/10/10	34	34
Small Business Administration Participation Certificates
Series 1997-20D Class 1
7.500% due 04/01/17	1,028	1,070
Series 2005-20G Class 1
4.750% due 07/01/25	1,406	1,369
Soundview Home Equity Loan Trust
Series 2005-4 Class 2A3 (Ê)
5.103% due 03/25/36	3,000	2,994
Series 2005-OPT Class 2A3
5.133% due 12/25/35	1,166	1,127
Series 2006-2 Class A2 (Ê)
5.003% due 03/25/36	995	991
Series 2006-EQ1 Class A1 (Ê)
4.923% due 10/25/36	223	221
Series 2006-EQ2 Class A1 (Ê)
4.953% due 01/25/37	1,675	1,659
Series 2006-OPT Class A2 (Ê)
4.993% due 05/25/36	440	437
Series 2006-WF1 Class A2
5.645% due 10/25/36	695	685
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC4 Class A2B
5.103% due 09/25/36	2,000	1,979
Series 2006-AB1 Class A1
4.953% due 12/25/36	179	178
Series 2006-AB2 Class A2A
4.913% due 06/25/37	273	270
Structured Asset Investment Loan Trust
Series 2003-BC1 Class 3A (Ê)
5.213% due 11/25/33	12	12
Series 2003-BC1 Class A2
5.553% due 01/25/33	1,270	1,227
Series 2005-3 Class M2 (Ê)
5.313% due 04/25/35	210	196
Series 2005-6 Class A8 (Ê)
5.113% due 07/25/35	1,563	1,562
Series 2005-7 Class A4 (Ê)
5.063% due 08/25/35	1,830	1,814
Series 2006-BNC Class A2 (Ê)
4.913% due 09/25/36	529	523
Structured Asset Securities Corp.
Series 2001-SB1 Class A2
3.375% due 08/25/31	211	186

	Principal Amount ($) or Shares	Market Value $
Series 2004-16X Class A2
4.910% due 08/25/34	30	30
Series 2004-19X Class A2
4.370% due 10/25/34	208	207
Series 2005-GEL Class A (Ê)
5.223% due 12/25/34	116	114
Series 2006-BC3 Class A2 (Ê)
4.923% due 10/25/36	1,160	1,149
Terwin Mortgage Trust (Þ)
Series 2006-2HG Class A1
4.500% due 03/25/37	455	432
TXU Electric Delivery Transition Bond Co.
Series 2004-1 Class A2
4.810% due 11/17/14	100	100
VTB Capital PLC (Ê)
6.540% due 12/07/09	765	754
Washington Mutual Asset-Backed Certificates (Ê)
Series 2006-HE2 Class A1
4.913% due 05/25/36	206	205
Wells Fargo Home Equity Trust (Ê)
Series 2005-4 Class AI1 (Þ)
4.993% due 12/25/35	219	218
Series 2006-3 Class A1
4.923% due 01/25/37	286	282
World Financial Properties (Å)
6.950% due 09/01/13	159	164

		167,358

Certificates of Deposit - 0.2%
Bank of Ireland Governor & Co.
5.400% due 01/15/10	2,200	2,203
Calyon NY
5.340% due 01/16/09	700	700
Nordea Bank Finland PLC
5.297% due 04/09/09	900	900

		3,803

Corporate Bonds and Notes - 17.3%
Abbott Laboratories
5.600% due 05/15/11	865	884
5.875% due 05/15/16	200	205
AbitibiBowater, Inc. (Ñ)
9.000% due 08/01/09	500	490
Ace Capital Trust II (Ñ)
9.700% due 04/01/30	375	479
AES Corp. (The) (Þ)
9.000% due 05/15/15	375	399

82	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

AIG SunAmerica Global Financing VI (Å)
6.300% due 05/10/11	630	647
Alamosa Delaware, Inc.
8.500% due 01/31/12	195	203
Alion Science and Technology Corp.
10.250% due 02/01/15	595	556
Allied Waste NA, Inc. (Ñ)
Series B
7.125% due 05/15/16	160	162
Allison Transmission (Ñ)(Å)
11.000% due 11/01/15	400	407
11.250% due 11/01/15	200	198
Altria Group, Inc.
7.000% due 11/04/13	1,400	1,532
7.750% due 01/15/27 (Ñ)	50	62
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	280	290
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	40	40
American Express Bank FSB
Series BKNT
6.000% due 09/13/17	100	101
American Express Centurion Bank
Series BKN1
6.000% due 09/13/17	100	101
Series BKNT
5.130% due 06/12/09 (Ê)	800	797
5.550% due 10/17/12	620	626
American Express Credit Corp. (Ê)
5.184% due 03/02/09 (Ñ)	600	598
5.182% due 11/09/09	200	198
American General Finance Corp.
4.875% due 05/15/10	425	422
Series MTNH
4.625% due 09/01/10	20	20
Series MTNI
4.625% due 05/15/09	70	69
American International Group, Inc.
5.110% due 06/16/09 (Ê)(Þ)	300	300
4.700% due 10/01/10	440	437
5.375% due 10/18/11	560	565
5.050% due 10/01/15 (Ñ)	765	742
6.250% due 03/15/87	700	651
Americo Life, Inc. (Þ)
7.875% due 05/01/13	100	102

	Principal Amount ($) or Shares	Market Value $
Ameriprise Financial, Inc.
7.518% due 06/01/66	1,815	1,855
AmerisourceBergen Corp.
5.875% due 09/15/15	15	15
Series WI
5.625% due 09/15/12	595	597
AMFM, Inc.
8.000% due 11/01/08	225	229
Amgen, Inc. (Ê)(Þ)
5.585% due 11/28/08	900	898
Amkor Technology, Inc. (Ñ)
7.750% due 05/15/13	505	489
Anadarko Petroleum Corp.
5.950% due 09/15/16	655	659
ANZ Capital Trust (ƒ)(Þ)
4.484% due 12/31/49	575	561
Apache Corp.
5.250% due 04/15/13	335	336
Appalachian Power Co.
Series O
5.650% due 08/15/12	185	187
Aramark Corp.
8.500% due 02/01/15 (Ñ)	460	466
8.856% due 02/01/15 (Ê)	135	136
Arizona Public Service Co.
5.800% due 06/30/14	150	150
6.250% due 08/01/16	500	511
ArvinMeritor, Inc. (Ñ)
8.750% due 03/01/12	175	174
AT&T Corp.
7.300% due 11/15/11	598	645
8.000% due 11/15/31	525	652
AT&T Mobility LLC
6.500% due 12/15/11	480	503
AT&T, Inc.
5.785% due 11/14/08 (Ê)	1,000	1,001
5.460% due 02/05/10 (Ê)	200	199
5.100% due 09/15/14	110	108
6.500% due 09/01/37	195	206
Atmos Energy Corp.
6.350% due 06/15/17	210	215
Avista Capital Trust III
6.500% due 04/01/34	360	360
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	1,080	1,121
Bank of America Corp.
5.875% due 02/15/09	70	70
5.608% due 06/19/09 (Ê)	1,800	1,794
5.370% due 11/06/09 (Ê)	200	199

Fixed Income III Fund	83

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.250% due 10/01/10	45	44
5.625% due 10/14/16	145	145
6.000% due 09/01/17	955	974
Bank of America NA (Ê)
Series BKNT
5.704% due 06/12/09	1,300	1,296
Bank of New York Mellon Corp. (The)
5.125% due 11/01/11	725	725
Bausch & Lomb, Inc. (Å)
9.875% due 11/01/15	370	381
Bear Stearns Cos., Inc. (The)
5.494% due 07/16/09 (Ê)	2,200	2,176
5.590% due 08/21/09 (Ê)	1,300	1,270
5.550% due 01/22/17	440	411
6.400% due 10/02/17	1,500	1,495
BellSouth Corp.
6.550% due 06/15/34	85	89
Bellsouth Telecommunications, Inc.
7.000% due 12/01/95	680	684
BNP Paribas Capital Trust (ƒ)(Þ)
9.003% due 12/29/49	850	932
Boardwalk Pipelines, LP
5.875% due 11/15/16	425	422
Boeing Capital Corp., Ltd.
6.100% due 03/01/11	120	124
Boston Scientific Corp.
6.400% due 06/15/16	1,140	1,066
BP AMI Leasing, Inc. (Ê)(Þ)
5.210% due 06/26/09	1,000	1,001
Burlington Northern Santa Fe Corp.
6.750% due 07/15/11	20	21
5.650% due 05/01/17	370	366
6.875% due 12/01/27 (Ñ)	60	63
Caesars Entertainment, Inc. (Ñ)
8.125% due 05/15/11	2,100	2,131
California Steel Industries, Inc.
6.125% due 03/15/14	900	821
Capmark Financial Group, Inc. (Å)
5.875% due 05/10/12	590	530
6.300% due 05/10/17	1,335	1,092
Carolina Power & Light Co.
6.500% due 07/15/12	45	47
Caterpillar Financial Services Corp.
4.300% due 06/01/10	585	577
5.850% due 09/01/17 (Ñ)	260	265
Catlin Insurance Co., Ltd. (ƒ)(Å)
7.249% due 12/31/49	430	406
CCH I Holdings LLC (Ñ)
(Step Up, 13.500%, 1/15/14) Zero coupon due 1/22/08	769	711

	Principal Amount ($) or Shares	Market Value $
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	135	136
CenterPoint Energy Resources Corp.
6.250% due 02/01/37	55	53
Series B
7.875% due 04/01/13	650	713
Chubb Corp.
6.375% due 03/29/37 (Ñ)	450	443
6.000% due 05/11/37	230	224
CIT Group Holdings, Inc. (Ê)
5.516% due 01/30/09	400	389
CIT Group, Inc.
5.748% due 12/19/08 (Ê)	100	98
5.834% due 06/08/09 (Ê)	100	97
5.640% due 08/17/09 (Ê)	700	672
6.875% due 11/01/09 (Ñ)	55	56
4.125% due 11/03/09	70	68
Citigroup Funding, Inc.
Zero coupon due 07/17/08	125	169
5.714% due 12/08/08 (Ê)	100	100
5.200% due 06/26/09 (Ê)	400	398
Citigroup, Inc.
5.240% due 12/26/08 (Ê)	500	500
5.024% due 01/30/09 (Ê)	800	800
5.228% due 12/28/09 (Ê)	700	698
6.500% due 01/18/11	670	698
5.500% due 08/27/12	600	607
5.300% due 10/17/12	400	401
4.700% due 05/29/15	170	160
5.850% due 08/02/16 (Ñ)	150	151
6.000% due 08/15/17	500	510
6.125% due 08/25/36	200	195
5.875% due 05/29/37	525	499
Citizens Communications Co.
9.250% due 05/15/11	250	273
Clorox Co.
4.200% due 01/15/10	155	152
CNA Financial Corp.
6.500% due 08/15/16	275	282
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	75	75
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	250	323
Comcast Cable Communications LLC
6.750% due 01/30/11	140	146

84	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Comcast Cable Holdings LLC
9.800% due 02/01/12	350	405
7.875% due 08/01/13	850	935
Comcast Corp.
5.543% due 07/14/09 (Ê)	500	498
6.500% due 01/15/15 (Ñ)	105	110
5.900% due 03/15/16	530	533
6.500% due 01/15/17	210	220
5.875% due 02/15/18	100	100
6.500% due 11/15/35	425	431
6.450% due 03/15/37	215	217
6.950% due 08/15/37	1,220	1,306
Commonwealth Edison Co.
6.950% due 07/15/18	100	105
Series 98
6.150% due 03/15/12	220	227
Series 100
5.875% due 02/01/33	300	287
Series 105
5.400% due 12/15/11	225	226
Community Health Systems, Inc. (Þ)
8.875% due 07/15/15	1,215	1,230
ConAgra Foods, Inc.
7.000% due 10/01/28 (Ñ)	135	143
8.250% due 09/15/30	75	90
Consolidated Natural Gas Co.
Series C
6.250% due 11/01/11	80	83
Constellation Brands, Inc. (Ñ)
Series B
8.125% due 01/15/12	475	483
Consumers Energy Co.
Series F
4.000% due 05/15/10	100	98
Series H
4.800% due 02/17/09	115	115
Continental Airlines, Inc.
Series 01-1
6.503% due 06/15/11	215	216
Cooper Industries, Inc.
Series WI
5.250% due 11/15/12	165	165
Costco Wholesale Corp.
5.500% due 03/15/17	345	340
COX Communications, Inc.
4.625% due 01/15/10	1,010	999
5.875% due 12/01/16 (Þ)	175	174

	Principal Amount ($) or Shares	Market Value $
Credit Suisse USA, Inc.
4.875% due 08/15/10	130	130
5.250% due 03/02/11	210	211
6.500% due 01/15/12	70	73
5.500% due 08/15/13 (Ñ)	55	55
4.875% due 01/15/15	175	168
CSC Holdings, Inc.
Series B
8.125% due 07/15/09	620	632
8.125% due 08/15/09	515	525
Series WI
6.750% due 04/15/12	160	155
CVS Caremark Corp.
5.750% due 08/15/11	325	331
5.750% due 06/01/17	930	925
CVS Lease Pass Through (Å)
6.036% due 12/10/28	245	241
Daimler Finance NA LLC
6.053% due 03/13/09 (Ê)	200	200
6.133% due 03/13/09 (Ê)(Ñ)	500	500
5.810% due 08/03/09 (Ê)	400	400
6.500% due 11/15/13	375	394
8.500% due 01/18/31	150	191
Series MTNE (Ñ)(Ê)
5.886% due 10/31/08	1,100	1,100
Darden Restaurants, Inc.
6.200% due 10/15/17	210	213
6.800% due 10/15/37	240	248
DCP Midstream LLC (Ñ)
6.875% due 02/01/11	20	21
Delhaize America, Inc.
9.000% due 04/15/31	309	374
Delta Air Lines, Inc.
6.821% due 08/10/22 (Å)	605	581
Series 00-1
7.379% due 05/18/10	405	409
7.570% due 11/18/10	320	330
Detroit Edison Co. (The)
6.125% due 10/01/10	165	170
6.350% due 10/15/32	130	132
Developers Diversified Realty Corp.
4.625% due 08/01/10	305	300
5.250% due 04/15/11	70	70
5.375% due 10/15/12	385	380
Devon Financing Corp. ULC
6.875% due 09/30/11	130	138
7.875% due 09/30/31	245	297

Fixed Income III Fund	85

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Dex Media East Finance Co.
9.875% due 11/15/09	375	385
12.125% due 11/15/12	570	606
Dex Media Finance Co.
Series B
9.875% due 08/15/13	255	272
DirecTV Financing Co.
8.375% due 03/15/13	250	261
Discover Financial Services (Ê)(Þ)
6.234% due 06/11/10	965	938
Dobson Cellular Systems, Inc.
9.875% due 11/01/12	835	904
Dominion Resources, Inc. (Ñ)
Series 06-B
6.300% due 09/30/66	500	498
Series A
5.200% due 01/15/16	545	523
Series B
6.250% due 06/30/12	263	272
DPL, Inc.
6.875% due 09/01/11	561	589
Drummond Co., Inc. (Å)
7.375% due 02/15/16	470	442
E*Trade Financial Corp.
8.000% due 06/15/11	930	883
Echostar DBS Corp.
6.375% due 10/01/11	270	273
6.625% due 10/01/14	95	97
7.125% due 02/01/16	250	261
El Paso Corp.
8.050% due 10/15/30	300	308
Series * (Ñ)
9.625% due 05/15/12	300	327
El Paso Natural Gas Co.
7.500% due 11/15/26	250	266
Eli Lilly & Co. (Ñ)
5.200% due 03/15/17	730	720
Energy Future Holdings (Þ)
10.875% due 11/01/17	420	425
Energy Partners, Ltd.
9.750% due 04/15/14	215	236
Energy Transfer Partners, LP
5.950% due 02/01/15	950	940
Entergy Gulf States, Inc. (Ê)(Å)
6.474% due 12/08/08	195	196
Enterprise Products Operating, LP
4.950% due 06/01/10	275	274
8.375% due 08/01/66	545	567
7.034% due 01/15/68	75	69

	Principal Amount ($) or Shares	Market Value $
Erac USA Finance Co. (Þ)
5.300% due 11/15/08	100	99
Exelon Generation Co. LLC
6.200% due 10/01/17	270	271
Farmers Exchange Capital (Å)
7.050% due 07/15/28	1,520	1,545
Farmers Insurance Exchange (Þ)
6.000% due 08/01/14	255	260
FedEx Corp.
5.500% due 08/15/09	45	45
7.600% due 07/01/97	180	205
First Data Corp. (Ñ) (Å)
9.875% due 09/24/15	575	551
First Union Institutional Capital II
7.850% due 01/01/27	540	562
FirstEnergy Corp.
Series B
6.450% due 11/15/11	745	769
Series C
7.375% due 11/15/31	275	300
Ford Motor Co. (Ñ)
7.450% due 07/16/31	1,200	948
Ford Motor Credit Co. LLC
5.800% due 01/12/09 (Ñ)	1,000	965
9.875% due 08/10/11	2,870	2,866
7.250% due 10/25/11	195	181
7.993% due 01/13/12 (Ê)	520	481
7.800% due 06/01/12	310	291
7.000% due 10/01/13 (Ñ)	60	54
8.000% due 12/15/16	330	306
Series WI
9.750% due 09/15/10	655	652
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/17	1,510	1,653
Freescale Semiconductor, Inc.
8.875% due 12/15/14	205	194
10.125% due 12/15/16 (Ñ)	435	394
Gambles Credit Zero coupon due 10/10/14	995	993
General Electric Capital Corp.
5.250% due 01/20/10 (Ê)	1,100	1,098
5.250% due 10/19/12	515	518
5.443% due 01/08/16 (Ê)	100	98
5.625% due 09/15/17	290	293
Series GMTN (Ê)
5.734% due 03/12/10	200	199
Series GMTN
5.500% due 04/28/11	400	405

86	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series MTN (Ê)
5.283% due 01/05/09	500	500
5.095% due 10/26/09	1,400	1,396
Series MTNA
4.250% due 12/01/10 (Ñ)	55	54
5.875% due 02/15/12	60	62
5.450% due 01/15/13	1,290	1,304
General Electric Co.
5.000% due 02/01/13	45	45
General Mills, Inc.
5.650% due 09/10/12	220	223
General Motors Corp. (Ñ)
8.375% due 07/15/33	1,115	1,015
Georgia-Pacific Corp.
9.500% due 12/01/11	375	396
8.875% due 05/15/31	448	448
Glencore Nickel, Ltd. (Ø)
9.000% due 12/01/14	235	—
GMAC LLC
5.750% due 05/21/10	1,140	1,503
6.875% due 09/15/11	2,655	2,447
8.000% due 11/01/31 (Ñ)	1,530	1,414
Goldman Sachs Group, Inc. (The)
5.248% due 03/30/09 (Ê)	400	399
5.300% due 06/23/09 (Ê)	900	898
5.610% due 11/16/09 (Ê)	200	200
6.875% due 01/15/11	1,140	1,193
5.350% due 01/15/16	1,095	1,066
5.625% due 01/15/17 (Ñ)	465	450
6.250% due 09/01/17 (Ñ)	2,395	2,436
6.750% due 10/01/37	85	85
Series MTNB
5.470% due 11/10/08 (Ê)	400	399
5.481% due 07/23/09	700	700
Goodyear Tire & Rubber Co. (The) (Ñ)
9.135% due 12/01/09 (Ê)	500	506
9.000% due 07/01/15	125	137
GrafTech Finance, Inc.
10.250% due 02/15/12	375	392
GulfSouth Pipeline Co., LP (Þ)
6.300% due 08/15/17	275	282
Halliburton Co.
5.500% due 10/15/10	125	127
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	200	193
6.500% due 06/01/16 (Ñ)	965	765
Hawaiian Telcom Communications, Inc. (Ê)(Ñ)

	Principal Amount ($) or Shares	Market Value $
Series B
10.860% due 05/01/13	655	663
HCA, Inc.
6.500% due 02/15/16 (Ñ)	325	277
Series WI
9.125% due 11/15/14	625	647
9.250% due 11/15/16	330	347
9.625% due 11/15/16	125	132
HCP, Inc. (Ñ)
5.950% due 09/15/11	575	582
Health Net, Inc.
6.375% due 06/01/17	490	484
Healthsouth Corp. (Ñ)
10.750% due 06/15/16	645	680
Hertz Corp.
8.875% due 01/01/14	460	474
Historic TW, Inc.
8.050% due 01/15/16	540	609
HJ Heinz Co. (Þ)
6.428% due 12/01/08	100	102
HJ Heinz Finance Co.
6.000% due 03/15/12	50	51
Home Depot, Inc.
5.400% due 03/01/16	95	91
Hospira, Inc. (Ê)
5.678% due 03/30/10	260	258
HRPT Properties Trust
5.750% due 02/15/14	880	862
HSBC Bank PLC
Zero coupon due 02/21/12	330	359
HSBC Finance Corp.
5.809% due 12/05/08 (Ê)	100	100
5.875% due 02/01/09	210	212
5.240% due 10/21/09 (Ê)	300	298
4.125% due 11/16/09 (Ñ)	105	103
8.000% due 07/15/10	45	48
6.375% due 10/15/11	380	393
6.375% due 11/27/12	520	540
5.000% due 06/30/15	455	431
HUB International Holdings, Inc. (Þ)
10.250% due 06/15/15	950	879
Huntsman LLC
11.500% due 07/15/12	500	544
ICI Wilmington, Inc.
4.375% due 12/01/08	65	65
Idearc, Inc.
8.000% due 11/15/16	250	251

Fixed Income III Fund	87

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Inmarsat Finance PLC
(Step Up, 10.375%, 11/15/08)
Zero coupon due 11/15/12	375	362
International Business Machines Corp.
5.700% due 09/14/17	455	462
7.125% due 12/01/96	570	639
International Lease Finance Corp.
5.750% due 06/15/11	185	187
5.625% due 09/20/13	190	190
International Paper Co.
5.850% due 10/30/12	1,330	1,351
International Steel Group, Inc. (Ñ)
6.500% due 04/15/14	570	585
iPCS, Inc. (Ê)
7.481% due 05/01/13	85	83
iStar Financial, Inc.
Series B
5.125% due 04/01/11	350	327
JC Penney Corp., Inc.
6.375% due 10/15/36	555	529
Jersey Central Power & Light Co.
5.625% due 05/01/16	275	269
Johnson & Johnson
5.550% due 08/15/17	95	98
5.950% due 08/15/37	115	120
JP Morgan Chase Bank
Series EMTN
6.000% due 05/22/45	2,103	1,970
JP Morgan Chase Capital XX (Ñ)
Series T
6.550% due 09/15/66	100	94
JPMorgan Chase & Co.
6.000% due 02/15/09	35	35
7.000% due 11/15/09	125	130
5.400% due 05/07/10 (Ê)	600	596
6.750% due 02/01/11	70	73
5.600% due 06/01/11	235	239
5.375% due 01/15/14	495	495
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	240	243
K Hovnanian Enterprises, Inc. (Ñ)
6.000% due 01/15/10	500	382
KAR Holdings, Inc. (Þ)
10.000% due 05/01/15	745	711
KBC Bank Funding Trust II(ƒ)
6.880% due 06/30/49	600	888
KBC Bank Funding Trust III (ƒ)(Þ)
9.860% due 11/29/49	490	536

	Principal Amount ($) or Shares	Market Value $
Kellogg Co.
Series B
6.600% due 04/01/11	1,180	1,232
Kerr-McGee Corp.
6.950% due 07/01/24	450	479
Kraft Foods, Inc.
4.125% due 11/12/09	285	281
6.000% due 08/11/10 (Ê)	1,800	1,802
5.625% due 11/01/11	1,425	1,445
6.500% due 08/11/17	325	341
6.500% due 11/01/31	180	183
Kroger Co. (The)
7.250% due 06/01/09	175	181
8.000% due 09/15/29	55	62
7.500% due 04/01/31	55	62
L-3 Communications Corp.
Series B
6.375% due 10/15/15	250	250
LaBranche & Co., Inc.
9.500% due 05/15/09 (Ñ)	670	680
11.000% due 05/15/12	360	356
Land O’ Lakes, Inc.
8.750% due 11/15/11	125	128
Lear Corp.
Series B
8.750% due 12/01/16	140	134
Lehman Brothers Holdings, Inc.
5.320% due 04/03/09 (Ê)	800	790
5.600% due 08/21/09 (Ê)	300	297
5.645% due 05/25/10 (Ê)	400	394
5.429% due 07/18/11 (Ê)	300	291
5.250% due 02/06/12	200	197
5.375% due 10/17/12	1,000	1,427
6.200% due 09/26/14	1,650	1,661
5.500% due 04/04/16	335	323
6.500% due 07/19/17	995	1,002
7.000% due 09/27/27	210	215
6.875% due 07/17/37	1,065	1,055
Series MTN (Ê)
5.630% due 11/16/09	300	296
Series MTNG (Ê)
5.630% due 11/10/09	300	294
Lehman XS Trust (Ê)
Series 2007-16N Class 2A2
5.723% due 09/25/47	2,986	2,973
Level 3 Communications, Inc.
6.000% due 09/15/09	140	131
Level 3 Financing, Inc.
12.250% due 03/15/13	890	952

88	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Liberty Mutual Group, Inc. (Þ)
7.000% due 03/15/37	780	733
7.800% due 03/15/37	2,135	2,016
Limited Brands, Inc.
6.900% due 07/15/17	510	503
7.600% due 07/15/37	475	469
Lowe’s Cos., Inc.
6.100% due 09/15/17	135	138
Lubrizol Corp.
4.625% due 10/01/09	320	317
Lyondell Chemical Co. (Ñ)
8.250% due 09/15/16	940	1,074
M&T Bank Corp.
5.375% due 05/24/12	700	710
MacDermid, Inc. (Þ)
9.500% due 04/15/17	865	826
Macys Retail Holdings, Inc.
5.350% due 03/15/12	310	302
Mandalay Resort Group
6.500% due 07/31/09	160	160
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	334	323
Marsh & McLennan Cos., Inc.
5.150% due 09/15/10	490	489
Max USA Holdings, Ltd. (Þ)
7.200% due 04/14/17	400	392
McDonald’s Corp.
5.800% due 10/15/17	1,410	1,424
McLeodUSA, Inc. (Å)
10.500% due 10/01/11	655	737
Medco Health Solutions, Inc.
7.250% due 08/15/13	900	952
MedQuest, Inc. Series B
11.875% due 08/15/12	640	654
Merrill Lynch & Co., Inc.
5.284% due 07/25/11 (Ê)	500	487
6.050% due 08/15/12	1,555	1,578
6.050% due 05/16/16	235	233
5.700% due 05/02/17	180	172
6.400% due 08/28/17	1,680	1,695
Series MTN (Ê)
5.406% due 05/08/09	400	396
5.665% due 08/14/09	400	395
Series MTNC
4.250% due 02/08/10	75	73
MetLife, Inc.
5.000% due 06/15/15	220	210
6.400% due 12/15/36	100	95

	Principal Amount ($) or Shares	Market Value $
Metropolitan Life Global Funding I (Ê)(Þ)
5.560% due 05/17/10	800	793
MGM Mirage
6.750% due 09/01/12	690	680
Midamerican Energy Holdings Co. (Ñ)
Series WI
6.125% due 04/01/36	450	445
Midamerican Funding LLC
6.750% due 03/01/11	530	550
Miller Brewing Co. (Þ)
5.500% due 08/15/13	285	284
Mohegan Tribal Gaming Authority
8.000% due 04/01/12	125	128
Monumental Global Funding II (Þ)
4.625% due 03/15/10	135	134
Morgan Stanley
5.038% due 11/21/08 (Ê)	500	498
5.410% due 05/07/09 (Ê)	200	199
5.375% due 10/15/15	335	322
5.550% due 04/27/17	220	214
6.250% due 08/28/17	400	410
Series GMTN
5.470% due 02/09/09	1,400	1,396
5.750% due 08/31/12 (Ñ)	350	356
Series MTN (Ê)
5.333% due 01/15/10	300	297
Natexis Ambs Co. LLC (ƒ)(Þ)
8.440% due 12/29/49	185	189
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	85	86
5.450% due 04/10/17	660	650
Nationwide Financial Services
6.250% due 11/15/11	265	272
Nationwide Mutual Insurance Co. (Þ)
7.875% due 04/01/33	625	716
Neff Corp. (Ñ)
Series WI
10.000% due 06/01/15	305	220
Neiman - Marcus Group, Inc.
7.125% due 06/01/28	1,500	1,447
Nelnet, Inc.
7.400% due 09/29/36	225	221
Nevada Power Co.
Series L
5.875% due 01/15/15	175	176

Fixed Income III Fund	89

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

New Cingular Wireless Services, Inc.
7.875% due 03/01/11	275	298
8.125% due 05/01/12	1,345	1,500
8.750% due 03/01/31	180	233
News America Holdings, Inc.
9.250% due 02/01/13	25	29
7.750% due 12/01/45	410	465
7.900% due 12/01/95	120	131
8.250% due 10/17/96	45	51
Nextel Communications, Inc.
Series E
6.875% due 10/31/13	660	662
Nisource Finance Corp.
6.064% due 11/23/09 (Ê)	120	120
7.875% due 11/15/10	345	369
6.400% due 03/15/18	395	401
Noranda Aluminium Acquisition Corp. (Ê)(Þ)
9.360% due 05/15/15	375	346
Norfolk Southern Corp.
7.050% due 05/01/37	340	376
7.900% due 05/15/97	1,325	1,521
North Front Pass-Through Trust (Þ)
5.810% due 12/15/24	1,255	1,229
Nuveen Investments, Inc.
10.500% due 11/15/15	685	693
Ohio Power Co.
Series F
5.500% due 02/15/13	25	25
Series K
6.000% due 06/01/16	170	173
ONEOK Partners, LP
6.650% due 10/01/36	175	178
6.850% due 10/15/37	475	496
Pacific Gas & Electric Co.
4.200% due 03/01/11	275	268
6.050% due 03/01/34	200	199
PAETEC Holding Corp. (Þ)
9.500% due 07/15/15	675	692
Panama Canal Railway Co. (Å)
7.000% due 11/01/26	500	501
PartnerRe Finance II
6.440% due 12/01/66	75	70
Peabody Energy Corp.
7.875% due 11/01/26	100	104
Pemex Project Funding Master Trust
5.750% due 03/01/18 (Å)	645	650
Series 144A (Þ)
6.625% due 06/15/35	10	11

	Principal Amount ($) or Shares	Market Value $
Series REGS
5.750% due 03/01/18	645	650
Pepco Holdings, Inc.
6.246% due 06/01/10	405	404
Phoenix Life Insurance Co. (Þ)
7.150% due 12/15/34	275	289
Pilgrim’s Pride Corp.
7.625% due 05/01/15	135	136
Platinum Underwriters Finance, Inc.
Series B
7.500% due 06/01/17	170	181
Popular North America Capital Trust I
6.564% due 09/15/34	205	176
Premcor Refining Group, Inc. (The)
9.500% due 02/01/13	1,500	1,582
Pride International, Inc.
7.375% due 07/15/14	545	559
Progress Energy, Inc.
7.100% due 03/01/11	457	482
5.625% due 01/15/16 (Ñ)	90	89
7.000% due 10/30/31	205	224
Qwest Corp.
7.875% due 09/01/11	905	955
7.625% due 06/15/15	200	210
Rabobank Capital Funding II (ƒ)(Å)
5.260% due 12/31/49	320	306
Raytheon Co.
6.750% due 03/15/18	200	217
RBS Capital Trust I (ƒ)
4.709% due 12/29/49	30	27
RBS Capital Trust III (ƒ)
5.512% due 09/29/49	500	468
Realogy Corp. (Ñ)(Þ)
12.375% due 04/15/15	605	442
Reckson Operating Partnership, LP
7.750% due 03/15/09	75	77
5.150% due 01/15/11	135	133
Reinsurance Group of America, Inc.
6.750% due 12/15/65	100	95
Residential Capital LLC
7.125% due 11/21/08 (Ê)	740	623
9.044% due 04/17/09 (Ê)	605	375
7.375% due 06/30/10 (Ê)	917	676
6.000% due 02/22/11	435	318
5.125% due 05/17/12	375	375
6.500% due 06/01/12	350	255
7.500% due 04/17/13 (Ê)	530	387
Series WI
6.875% due 06/30/15	1,120	818

90	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Rohm & Haas Co.
6.000% due 09/15/17	200	203
RSC Equipment Rental, Inc.
9.500% due 12/01/14	365	351
Ryerson, Inc. (Å)
12.000% due 11/01/15	675	694
Safeway, Inc. (Ñ)
5.800% due 08/15/12	65	66
7.250% due 02/01/31	15	16
SB Treasury Co. LLC (ƒ)(Þ)
9.400% due 12/29/49	650	663
Schering-Plough Corp.
5.530% due 12/01/13	540	542
6.550% due 09/15/37	300	311
Simon Property Group, LP
5.600% due 09/01/11	300	301
SLM Corp.
4.000% due 01/15/10	175	164
Series MTNA
5.224% due 07/27/09	2,000	1,923
4.500% due 07/26/10	540	506
Smurfit-Stone Container Enterprises, Inc.
8.375% due 07/01/12	450	450
Southern California Edison Co.
7.625% due 01/15/10	110	116
Southern Copper Corp.
7.500% due 07/27/35	605	659
Southern Natural Gas Co.
7.350% due 02/15/31	275	292
Spansion, Inc. (Ñ)(Þ)
11.250% due 01/15/16	455	437
Sprint Capital Corp.
7.625% due 01/30/11	1,220	1,289
6.875% due 11/15/28	145	139
8.750% due 03/15/32	550	627
Sprint Nextel Corp.
6.000% due 12/01/16	1,020	981
Starbucks Corp.
6.250% due 08/15/17	215	219
Stingray Pass-Through Trust (Þ)
5.902% due 01/12/15	1,000	749
Suncom Wireless, Inc. (Ñ)
8.500% due 06/01/13	855	897
Sungard Data Systems, Inc. (Ñ)
10.250% due 08/15/15	376	392
Swiss Re Capital I, LP (ƒ)(Þ)
6.854% due 05/29/49	400	403

	Principal Amount ($) or Shares	Market Value $
Symetra Financial Corp.
6.125% due 04/01/16 (Þ)	300	301
8.300% due 10/15/37 (Å)	575	586
Temple-Inland, Inc.
7.875% due 05/01/12	995	1,084
Tennessee Gas Pipeline Co.
7.000% due 10/15/28	150	153
Tesoro Corp. (Å)
6.500% due 06/01/17	500	494
Texas Competitive Electric Holdings Co. LLC (Þ)
10.250% due 11/01/15	875	879
Time Warner Cable, Inc.
Series WI
5.400% due 07/02/12	1,665	1,660
5.850% due 05/01/17	735	729
6.550% due 05/01/37	400	403
Time Warner Entertainment Co., LP
Series *
8.375% due 03/15/23	315	372
Time Warner, Inc.
5.730% due 11/13/09 (Ê)	2,200	2,187
5.500% due 11/15/11	445	446
Transcontinental Gas Pipe Line Corp.
7.250% due 12/01/26	250	266
Travelers Cos., Inc. (The)
5.375% due 06/15/12	330	332
6.250% due 06/15/37	225	222
Travelport LLC (Ñ)
11.875% due 09/01/16	385	416
Twin Reefs Pass-Through Trust (Ê)(ƒ)(Þ)
6.120% due 12/10/49	500	431
Unilever Capital Corp. (Ñ)
5.900% due 11/15/32	430	424
Union Electric Co. (Ñ)
6.400% due 06/15/17	830	874
Union Pacific Corp.
3.625% due 06/01/10	120	116
6.125% due 01/15/12	195	200
Union Planters Corp.
7.750% due 03/01/11	125	134
United Rentals NA, Inc. (Ñ)
6.500% due 02/15/12	500	517
United States Steel Corp.
5.650% due 06/01/13	555	537
6.050% due 06/01/17	655	629
6.650% due 06/01/37	105	99

Fixed Income III Fund	91

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

UnitedHealth Group, Inc.
5.250% due 03/15/11	185	186
6.000% due 06/15/17 (Þ)	155	158
6.500% due 06/15/37 (Þ)	760	779
Universal City Development Partners
11.750% due 04/01/10	375	394
Unum Group
5.859% due 05/15/09	240	242
US Oncology, Inc.
9.000% due 08/15/12	340	341
USB Capital IX (Ñ)
6.189% due 04/15/49	100	101
USB Realty Corp. (ƒ)(Þ)
6.091% due 12/22/49	700	678
Valero Logistics Operations, LP
6.050% due 03/15/13	640	645
Verizon Global Funding Corp. (Ñ)
6.875% due 06/15/12	3,975	4,256
Verizon New England, Inc. (Ñ)
6.500% due 09/15/11	40	42
Viacom, Inc.
5.750% due 04/30/11	660	666
6.875% due 04/30/36	235	238
Visteon Corp. (Ñ)
8.250% due 08/01/10	220	205
Wachovia Bank NA (Ê)
Series DPNT
5.250% due 03/23/09	700	698
Wachovia Capital Trust III (ƒ)
5.800% due 03/15/42	1,585	1,572
Wachovia Corp.
5.671% due 12/01/09 (Ê)	400	398
5.625% due 10/15/16 (Ñ)	100	99
5.750% due 06/15/17	395	397
Walt Disney Co. (The) (Ê)
5.294% due 07/16/10	1,400	1,395
Washington Mutual Preferred Funding (ƒ)(Å)
9.750% due 10/29/49	1,400	1,386
6.665% due 12/31/49	300	228
WellPoint, Inc.
4.250% due 12/15/09	50	49
5.850% due 01/15/36	535	503
6.375% due 06/15/37 (Ñ)	595	605
Wells Fargo & Co.
5.250% due 10/23/12	395	396
4.950% due 10/16/13	155	151
Wells Fargo Bank NA
5.750% due 05/16/16	385	387

	Principal Amount ($) or Shares	Market Value $
Weyerhaeuser Co.
6.750% due 03/15/12	1,090	1,135
Willis NA, Inc.
5.125% due 07/15/10	300	298
Windstream Corp.
Series WI
8.625% due 08/01/16	125	134
Wyeth
6.950% due 03/15/11	865	916
5.500% due 03/15/13	385	388
5.500% due 02/01/14	450	451
5.950% due 04/01/37	970	959
Xcel Energy, Inc.
6.500% due 07/01/36	160	161
Xerox Corp.
5.500% due 05/15/12	485	485
Xlliac Global Funding (Å)
4.800% due 08/10/10	240	237
Yum! Brands, Inc.
8.875% due 04/15/11	110	122
ZFS Finance USA Trust I (Þ)
5.875% due 05/09/32	520	483
6.500% due 05/09/67	520	500

		271,254

International Debt - 7.3%
Abbey National PLC (ƒ)
(Step Up, 7.730%, 06/15/08)
6.700% due 06/29/49	275	278
Abu Dhabi National Energy Co. (Þ)
5.875% due 10/27/16	260	255
6.500% due 10/27/36	530	516
Alfa MTN Markets, Ltd. for ABH Financial Ltd (Þ)
8.200% due 06/25/12	525	500
Altos Hornos de Mexico SA de CV (Ø)
Series A
11.375% due 04/30/49	835	622
America Movil SAB de CV
5.500% due 03/01/14	200	200
ANZ National International, Ltd. (Ê)(Þ)
5.396% due 08/07/09	1,300	1,296
Argentina Bonos
Series VII
7.000% due 09/12/13	2,080	1,877
Arlington Street CDO, Ltd. (Þ)
Series 2000-1A Class A2
7.660% due 06/10/12	825	814

92	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Arran Residential Mortgages Funding PLC (Ê)(Þ)
Series 2006-1A Class A1B
5.130% due 04/12/36	62	62
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	75	74
AstraZeneca PLC
5.900% due 09/15/17	200	205
6.450% due 09/15/37	100	105
AXA SA
8.600% due 12/15/30	85	106
6.463% due 12/31/49 (ƒ)(Þ)	125	116
Banco Mercantil del Norte SA (Þ)
6.862% due 10/13/21	620	627
Bank of Scotland PLC (Ê)(Þ)
Series MTN
5.254% due 07/17/09	600	599
Barclays Bank PLC
5.450% due 09/12/12	4,500	4,550
7.375% due 06/29/49 (ƒ)(Þ)	965	1,006
7.434% due 09/29/49 (ƒ)(Ñ)(Þ)	340	360
BNP Paribas (ƒ)(Þ)
5.186% due 06/29/49	600	556
Bolivarian Republic of Venezuela (Ñ)
9.375% due 01/13/34	435	480
British Telecommunications PLC
8.625% due 12/15/10	870	957
Brookfield Asset Management, Inc.
7.125% due 06/15/12	225	241
5.800% due 04/25/17	170	170
C10 Capital SPV, Ltd. (ƒ)(Þ)
6.722% due 12/31/49	300	289
Canadian Natural Resources, Ltd.
6.000% due 08/15/16	70	71
5.700% due 05/15/17	275	273
5.850% due 02/01/35	25	24
6.500% due 02/15/37	435	445
6.250% due 03/15/38	595	588
Canadian Oil Sands, Ltd. (Þ)
4.800% due 08/10/09	170	169
Catalyst Paper Corp.
Series D
8.625% due 06/15/11	1,440	1,141
China Development Bank
5.000% due 10/15/15	100	97
CIT Group Funding Co. of Canada
5.600% due 11/02/11	185	180
Citic Resources Finance, Ltd. (Ñ)(Å)
6.750% due 05/15/14	1,000	960

	Principal Amount ($) or Shares	Market Value $
Citigroup Global Markets Deutschland AG for OAO Gazprom
10.500% due 10/21/09	100	109
Conoco Funding Co.
6.350% due 10/15/11	1,100	1,155
Covidien International Finance SA (Å)
5.450% due 10/15/12	440	440
6.000% due 10/15/17	745	755
6.550% due 10/15/37	510	520
Credit Agricole SA/London (Ê)(Þ)
5.505% due 05/28/09	400	400
5.555% due 05/28/10	400	400
Deutsche ALT-A Securities NIM Trust (Å)
Series 2007-AHM Class N1
6.750% due 02/25/47	194	188
Deutsche Bank AG (Ñ)
6.000% due 09/01/17	1,100	1,125
Deutsche Telekom International Finance BV
8.000% due 06/15/10	240	257
5.375% due 03/23/11	125	126
8.250% due 06/15/30	325	405
DNB Nor Bank ASA (Ê)(Þ)
5.313% due 10/13/09	2,400	2,402
DP World, Ltd. (Ñ)(Þ)
6.850% due 07/02/37	765	768
EEB International, Ltd. (Å)
8.750% due 10/31/14	470	466
Egypt Government AID Bonds
4.450% due 09/15/15	695	677
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	175	171
7.000% due 07/15/34	275	261
Enel Finance International SA (Þ)
6.250% due 09/15/17	1,500	1,537
Export-Import Bank of China (Þ)
4.875% due 07/21/15	495	477
Export-Import Bank of Korea
4.125% due 02/10/09 (Þ)	160	158
5.125% due 02/14/11	225	225
5.500% due 10/17/12	540	544
FBG Finance, Ltd. (Å)
5.125% due 06/15/15	190	185
Federative Republic of Brazil
6.000% due 01/17/17	2,745	2,805
FMG Finance Pty, Ltd. (Þ)
10.625% due 09/01/16	1,280	1,517

Fixed Income III Fund	93

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

France Telecom SA (Ñ)
8.500% due 03/01/31	260	341
Galaxy Entertainment Finance Co., Ltd. (Þ)
9.875% due 12/15/12	700	751
Gaz Capital for Gazprom (Å)
6.212% due 11/22/16	300	296
GTL Trade Finance, Inc. (Å)
7.250% due 10/20/17	1,120	1,134
Harborview NIM Corp.
Series 2006-9A Class N1 (Å)
6.409% due 11/19/36	102	101
Series 2007-14 Class N1 (Å)
6.409% due 12/19/36	110	110
Series 2007-1A Class N1 (Þ)
6.409% due 03/19/37	119	115
HBOS PLC (ƒ)(Þ)
5.920% due 09/29/49	300	273
HSBC Holdings PLC
6.500% due 05/02/36	385	380
6.500% due 09/15/37	200	198
Inco, Ltd.
5.700% due 10/15/15	375	367
Independencia International, Ltd.
Series REGS
9.875% due 01/31/17	203	208
Intelsat Bermuda, Ltd.
11.409% due 06/15/13 (Ê)	250	261
8.886% due 01/15/15 (Ê)	515	523
Series WI
11.250% due 06/15/16	820	882
Intelsat Subsidiary Holding Co., Ltd.
8.625% due 01/15/15	250	254
Intergen NV (Þ)
9.000% due 06/30/17	550	582
Invesco PLC
4.500% due 12/15/09	730	720
5.625% due 04/17/12	810	801
5.375% due 02/27/13	460	446
Ispat Inland ULC
9.750% due 04/01/14	1,834	1,996
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	85	84
Kreditanstalt fuer Wiederaufbau (Ñ)
Series GMTN
4.500% due 09/21/09	13,200	13,252
Landsbanki Islands HF (ƒ)(Ñ)(Å)
7.431% due 12/31/49	910	895

	Principal Amount ($) or Shares	Market Value $
LG Electronics, Inc. (Å)
5.000% due 06/17/10	130	129
Lukoil International Finance BV (Þ)
6.356% due 06/07/17	975	938
Mantis Reef, Ltd. (Å)
4.692% due 11/14/08	200	199
Millicom International Cellular SA
10.000% due 12/01/13	500	538
Mizuho Financial Group Cayman, Ltd. (Þ)
5.790% due 04/15/14	280	283
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13	860	856
MUFG Capital Finance 1, Ltd. (ƒ)
6.346% due 07/25/99	525	501
National Australia Bank, Ltd. (Ê)(Þ)
5.765% due 09/11/09	400	399
Nexen, Inc.
6.400% due 05/15/37	310	308
Nippon Life Insurance (Þ)
4.875% due 08/09/10	295	293
Norske Skogindustrier ASA (Þ)
7.125% due 10/15/33	985	854
Peruvian Government International Bond (Ñ)
8.375% due 05/03/16	475	559
Petrobras International Finance Co.
5.875% due 03/01/18	825	809
8.375% due 12/10/18 (Ñ)	770	905
Petroleum Export, Ltd. (Þ)
5.265% due 06/15/11	80	80
Province of Quebec Canada
Series PJ
6.125% due 01/22/11	960	1,002
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	615	594
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.832% due 09/30/16	380	381
5.838% due 09/30/27	1,160	1,090
Rede Empresas de Energia Eletrica SA (ƒ)(Þ)
11.125% due 04/02/49	210	212
Reliance Industries, Ltd. (Þ)
10.250% due 01/15/97	250	355
Resona Bank, Ltd.
5.850% due 09/29/49 (ƒ)(Þ)	1,865	1,728

94	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series REGS (ƒ)
5.850% due 09/29/49	35	33
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Å)
7.191% due 12/29/49	3,345	3,359
Rogers Wireless, Inc.
6.375% due 03/01/14	935	955
Royal Bank of Scotland Group PLC
7.640% due 03/31/49 (ƒ)	600	622
6.990% due 10/29/49 (ƒ)(Å)	1,500	1,516
Series 1 (ƒ)
9.118% due 03/31/49	1,350	1,444
RSHB Capital SA for OJSC Russian Agricultural Bank
6.875% due 11/29/10	285	289
Russia Government International Bond (Þ)
7.500% due 03/31/30	995	1,121
Salomon Brothers AG for OAO Siberian Oil Co.
Series REGS
10.750% due 01/15/09	675	710
Santander Financial Issuances
6.375% due 02/15/11	180	186
Santander Perpetual SA Unipersonal (ƒ)(Å)
6.671% due 10/29/49	500	498
Sanwa Finance Aruba AEC
8.350% due 07/15/09	355	373
Sappi Papier Holding AG (Þ)
6.750% due 06/15/12	625	614
7.500% due 06/15/32	690	627
Shimao Property Holdings, Ltd. (Ñ)(Þ)
8.000% due 12/01/16	285	279
Shinsei Finance II (ƒ)(Þ)
7.160% due 07/25/49	470	426
Siemens Financieringsmaatschappij NV (Ê)(Þ)
5.625% due 08/14/09	500	500
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Å)
6.078% due 01/29/49	200	187
Stora Enso OYJ
7.250% due 04/15/36	245	248
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/49	160	149
Systems 2001 AT LLC
7.156% due 12/15/11 (Þ)	117	123
6.664% due 09/15/13 (Å)	112	116

	Principal Amount ($) or Shares	Market Value $
Telecom Italia Capital SA
4.000% due 01/15/10	1,040	1,016
4.875% due 10/01/10	325	323
5.819% due 07/18/11 (Ê)	500	500
6.200% due 07/18/11	455	468
5.250% due 10/01/15	250	241
7.200% due 07/18/36	320	348
Telefonica Emisiones SAU
5.888% due 06/19/09 (Ê)	500	500
5.984% due 06/20/11 (Ñ)	250	256
6.421% due 06/20/16	320	335
6.221% due 07/03/17 (Ñ)	285	295
7.045% due 06/20/36	370	406
Telefonica Europe BV
8.250% due 09/15/30	260	319
Telefonos de Mexico SAB de CV
4.500% due 11/19/08	125	124
TMK Capital SA for OAO TMK
8.500% due 09/29/09	300	302
TNK-BP Finance SA
6.125% due 03/20/12 (Þ)	100	95
7.500% due 03/13/13 (Å)	760	760
6.625% due 03/20/17 (Å)	205	187
7.875% due 03/13/18 (Å)	2,775	2,738
Series 144A (Å)
7.500% due 07/18/16	205	200
Tristan Oil, Ltd.
10.500% due 01/01/12 (Þ)	300	291
Series REGS
10.500% due 01/01/12	260	250
True Move Co., Ltd. (Þ)
10.375% due 08/01/14	370	377
Tyco Electronics Group SA (Þ)
6.000% due 10/01/12	1,470	1,487
6.550% due 10/01/17	730	745
7.125% due 10/01/37	510	533
Tyco International Group SA
6.750% due 02/15/11	505	533
UBS AG (Þ)
10.000% due 02/17/12	410	470
UFJ Finance Aruba AEC
6.750% due 07/15/13	120	126
Vale Overseas, Ltd.
6.250% due 01/11/16	110	112
6.250% due 01/23/17	730	738
Vedanta Resources PLC (Þ)
6.625% due 02/22/10	670	667

Fixed Income III Fund	95

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Venezuela Government International Bond
9.250% due 09/15/27	330	362
Vodafone Group PLC
6.150% due 02/27/37	1,265	1,242
VTB Capital SA
Series 144A
6.660% due 11/02/09	560	560
6.609% due 10/31/12 (Þ)	100	99
Western Oil Sands, Inc.
8.375% due 05/01/12	295	328
Westfield Capital Corp., Ltd./WT
Finance Aust Pty Ltd/WEA
Finance LLC (Þ)
5.125% due 11/15/14	225	214
Westfield Group (Þ)
5.400% due 10/01/12	276	274
White Mountains Re Group, Ltd. (ƒ)(Þ)
7.506% due 05/29/49	1,730	1,632
XL Capital, Ltd. (ƒ)(Ñ)
Series E
6.500% due 12/31/49	2,435	2,261
Xstrata Canada Corp.
7.250% due 07/15/12	75	82
6.000% due 10/15/15	655	660
Xstrata Finance Canada, Ltd. (Þ)
5.500% due 11/16/11	115	115
Xstrata Finance Dubai, Ltd. (Ê)(Þ)
5.850% due 11/13/09	290	289

		115,100

Loan Agreements - 0.9%
Adam Aircraft, Term Loan
12.380% due 05/01/12	225	211
ALLTEL Holding Corp., Term Loan
6.714% due 07/17/13	330	327
Avis Budget Holdings, Term Loan
6.210% due 04/19/12	146	142
AWAS, Second Lien Term Loan
11.250% due 03/21/13	164	156
Coffeyville Resources, LLC
8.481% due 12/28/13	199	197
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan
11.860% due 07/01/13	975	970
DB UFC Zuffa Bank Loan
7.563% due 06/28/12	635	575

	Principal Amount ($) or Shares	Market Value $
Douglas Dynamics, Term Loan
7.448% due 05/21/13	399	379
First Data Corp., Term Loan B
7.960% due 09/24/14	1,210	1,164
Flextronics International, Ltd., Term Loan A
7.394% due 10/12/14	401	398
7.395% due 10/12/14	26	26
7.455% due 10/12/14	123	122
Ford Motor Co. , Term Loan B
8.700% due 12/15/13	2,491	2,390
General Motors Corp., Term Loan B
7.615% due 11/01/13	697	681
7.615% due 11/29/13	301	294
Georgia-Pacific Corp., Term Loan B
6.948% due 12/20/12	122	119
7.264% due 12/20/12	29	28
7.474% due 12/20/12	654	638
HCA, Inc., Term Loan B
7.448% due 12/30/13	997	972
Healthsouth Corp., Term Loan B
7.320% due 03/10/13	5	4
7.630% due 03/10/13	628	616
Hexion Specialty Chemicals, Term Loan C
7.500% due 05/05/13	199	197
Idearc, Inc., Term Loan B
7.200% due 11/17/14	499	491
Lyondell Chemical Co., Term Loan
6.820% due 08/16/13	1	1
6.250% due 08/16/13	396	393
Realogy Corp.
8.240% due 04/10/13	236	215
7.974% due 04/10/13	64	58
Stallion Oilfield Services, Inc., Term Loan
9.626% due 06/12/13	900	882
Starbound Reinsurance, Ltd., Term Loan B
8.550% due 08/20/09	1,100	1,099
Talecris Biotherapeutics, Inc., Second Lien Term Loan
12.080% due 12/06/14	300	301
Travelport Holdings, Ltd.
12.360% due 03/01/13	605	590

96	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Airlines, Inc., Term Loan B
6.875% due 02/01/14	149	143
7.125% due 02/01/14	151	144
Univision Communications, Inc., Term Loan B
7.003% due 09/15/14	10	9
7.210% due 09/15/14	335	317
USI Holdings Corp.
7.950% due 05/04/14	200	193
Visteon Corp., Term Loan B
8.380% due 06/13/13	300	285

		15,727

Mortgage - Backed Securities - 53.0%
Adjustable Rate Mortgage Trust
Series 2004-5 Class 2A1
4.991% due 04/25/35	308	306
Series 2005-1 Class 5A2 (Ê)
5.203% due 05/25/35	212	206
Series 2005-3 Class 8A2 (Ê)
5.113% due 07/25/35	333	326
American Home Mortgage Assets (Ê)
Series 2007-1 Class A1
5.633% due 02/25/47	2,705	2,633
Series 2007-2 Class A1
4.998% due 03/25/47	784	766
American Home Mortgage Investment Trust (Ê)
Series 2004-1 Class 1A
5.223% due 04/25/44	78	78
Series 2004-4 Class 4A
4.390% due 02/25/45	218	215
Series 2005-2 Class 1A1
5.173% due 09/25/45	1,133	1,111
Series 2007-1 Class GA1C
5.063% due 05/25/47	1,188	1,162
Banc of America Alternative Loan Trust
Series 2003-1 Class A2
5.500% due 02/25/33	278	275
Series 2003-2 Class CB2 (Ê)
5.373% due 04/25/33	163	162
Series 2003-10 Class 2A1
6.000% due 12/25/33	181	180
Series 2003-10 Class 2A2 (Ê)
5.323% due 12/25/33	393	392
Series 2004-2 Class 1A1
6.000% due 03/25/34	105	104

	Principal Amount ($) or Shares	Market Value $
Series 2004-10 Class 1CB1
6.000% due 11/25/34	111	112
Series 2004-11 Class 1CB1
6.000% due 12/25/34	130	129
Series 2005-1 Class 2A1
5.500% due 02/25/20	654	651
Series 2005-3 Class 2A1
5.500% due 04/25/20	173	172
Series 2005-5 Class 2CB1
6.000% due 06/25/35	225	224
Series 2005-6 Class 7A1
5.500% due 07/25/20	190	189
Series 2005-9 Class 5A1
5.500% due 10/25/20	324	322
Series 2006-5 Class CB17
6.000% due 06/25/36	539	539
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	415	414
Series 2004-4 Class A3
4.128% due 07/10/42	1,645	1,621
Series 2005-2 Class A4
4.783% due 07/10/43	730	714
Series 2005-3 Class A2
4.501% due 07/10/43	360	354
Series 2005-5 Class A4
5.115% due 10/10/45	1,500	1,457
Series 2006-1 Class A4
5.372% due 09/10/45	500	493
Series 2006-3 Class A4
5.889% due 07/10/44	65	66
Series 2006-4 Class A4 (Ê)
5.634% due 07/10/46	1,820	1,821
Series 2007-2 Class A2
5.634% due 04/10/49	640	645
Banc of America Funding Corp.
Series 2004-2 Class 3A11
5.250% due 09/20/34	497	493
Series 2005-D Class A1 (Ê)
4.111% due 05/25/35	287	282
Series 2005-F Class 1A2 (Ê)
5.348% due 09/20/35	110	109
Series 2006-3 Class 5A8
5.500% due 03/25/36	930	901
Series 2006-A Class 3A2
5.890% due 02/20/36	339	341
Series 2006-A Class 4A1 (Ê)
5.571% due 02/20/36	837	836

Fixed Income III Fund	97

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-J Class 4A1
6.145% due 01/20/47	180	180
Banc of America Mortgage Securities, Inc.
Series 2003-9 Class 1A12 (Ê)
5.323% due 12/25/33	994	989
Series 2003-D Class 1A2 (Ê)
7.281% due 05/25/33	1	1
Series 2004-1 Class 5A1
6.500% due 09/25/33	16	16
Series 2004-2 Class 1A9 (Ê)
5.323% due 03/25/34	610	606
Series 2004-11 Class 2A1
5.750% due 01/25/35	724	709
Series 2004-D Class 1A1 (Ê)
5.614% due 05/25/34	90	91
Series 2005-9 Class 2A1
4.750% due 10/25/20	342	335
Series 2005-H Class 2A5 (Ê)
4.803% due 09/25/35	600	584
Series 2005-I Class 4A1 (Ê)
5.262% due 10/25/35	406	399
Series 2005-L Class 3A1 (Ê)
5.459% due 01/25/36	424	422
Series 2006-2 Class A12
6.000% due 07/25/36	413	413
Series 2006-2 Class A15
6.000% due 07/25/36	665	671
Series 2007-3 Class 1A1
6.000% due 09/25/37	3,487	3,457
Bayview Financial Acquisition Trust (Ê)
Series 2006-C Class 2A1
4.929% due 11/28/36	252	251
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-1 Class 21A1
4.453% due 04/25/34	497	492
Series 2004-8 Class 2A1
5.076% due 11/25/34	863	858
Series 2004-9 Class 22A1 (Ê)
4.776% due 11/25/34	1,013	1,003
Series 2005-2 Class A1 (Ê)
4.125% due 03/25/35	4,283	4,241
Series 2005-2 Class A2 (Ê)
4.125% due 03/25/35	4,229	4,153
Series 2005-3 Class 2A1
5.080% due 06/25/35	1,141	1,129

	Principal Amount ($) or Shares	Market Value $
Series 2005-5 Class A2 (Ê)
4.550% due 08/25/35	4,874	4,896
Series 2005-10 Class A1 (Ê)
4.750% due 10/25/35	1,089	1,082
Series 2005-10 Class A3 (Ê)
4.650% due 10/25/35	2,000	1,971
Series 2007-1 Class 3A2
5.764% due 02/25/47	441	444
Series 2007-3 Class 1A1
5.481% due 05/25/47	1,274	1,263
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1 (Ê)
5.373% due 05/25/35	402	403
Series 2005-5 Class 21A1
4.680% due 06/25/35	1,542	1,532
Series 2005-7 Class 22A1
5.520% due 09/25/35	116	116
Series 2006-3 Class 33A1 (Ê)
6.160% due 05/25/36	427	430
Series 2006-3 Class 34A1 (Ê)
6.165% due 05/25/36	1,750	1,759
Bear Stearns Alt-A Trust II
Series 2007-1 Class 1A1
6.280% due 09/25/47	2,929	2,912
Bear Stearns Asset Backed Securities Trust
Series 2005-AC8 Class A5
5.500% due 11/25/35	290	290
Bear Stearns Commercial Mortgage Securities
Series 2005-PW1 Class A4
5.405% due 12/11/40	1,500	1,478
Series 2006-PW1 Class A4
5.201% due 12/11/38	2,440	2,365
Bear Stearns Mortgage Funding Trust (Ê)
Series 2006-AR2 Class 1A1
5.073% due 09/25/36	1,453	1,428
Series 2006-AR2 Class 2A1
5.103% due 10/25/36	897	876
Series 2006-AR3 Class 1A1
5.053% due 03/25/36	639	617
Series 2006-AR4 Class A1
5.083% due 12/25/36	789	761
Series 2006-AR5 Class 1A1
5.033% due 12/25/36	1,144	1,109
Series 2007-AR2 Class A1
5.043% due 03/25/37	873	840

98	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-AR3 Class 1A1
5.013% due 03/25/37	901	882
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
5.688% due 01/26/36	586	582
Series 2007-R6 Class 2A1
5.788% due 12/26/46	293	290
Chase Mortgage Finance Corp.
Series 2003-S8 Class A1
4.500% due 09/25/18	394	380
Series 2006-S4 Class A3
6.000% due 12/25/36	685	691
Series 2006-S4 Class A4
6.000% due 12/25/36	360	362
Series 2007-A1 Class 1A3 (Ê)
4.357% due 02/25/37	874	867
Citicorp Mortgage Securities, Inc.
Series 2006-3 Class 1A6
6.000% due 06/25/36	273	273
Series 2006-3 Class 1A9
5.750% due 06/25/36	350	337
Citigroup Commercial Mortgage Trust
Series 2006-C5 Class A4
5.431% due 10/15/49	445	438
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	81	80
Series 2007-AHL Class A3A (Ê)
4.933% due 05/25/37	2,350	2,309
Series 2007-AR8 Class 2A1A
5.927% due 08/25/37	663	664
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.225% due 07/15/44	1,500	1,475
Series 2006-CD3 Class A5
5.617% due 10/15/48	455	454
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	361	364
Series 2007-A1 Class 1A5
6.000% due 01/25/37	655	642
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	213	219
Series 2006-C7 Class A2
5.690% due 06/10/46	235	238

	Principal Amount ($) or Shares	Market Value $
Countrywide Alternative Loan Trust
Series 2004-28C Class 6A1
6.000% due 01/25/35	225	223
Series 2004-J7 Class 1A2
4.673% due 08/25/34	42	42
Series 2004-J8 Class 1A1
7.000% due 09/25/34	195	200
Series 2005-1CB Class 2A2
5.500% due 03/25/35	421	413
Series 2005-16 Class A1 (Ê)
6.578% due 06/25/35	1,071	1,067
Series 2005-32T Class A7 (Ê)
5.123% due 08/25/35	417	417
Series 2005-38 Class A1 (Ê)
6.433% due 09/25/35	390	388
Series 2005-51 Class 2A1 (Ê)
5.298% due 11/20/35	459	447
Series 2005-51 Class 2A2A (Ê)
5.288% due 11/20/35	119	118
Series 2005-51 Class 4A1 (Ê)
5.318% due 11/20/35	641	627
Series 2005-56 Class 2A2 (Ê)
6.973% due 11/25/35	402	405
Series 2005-58 Class A2 (Ê)
5.388% due 12/20/35	418	403
Series 2005-59 Class 1A2B (Ê)
5.756% due 11/20/35	156	155
Series 2005-63 Class 3A1
5.890% due 11/25/35	383	381
Series 2005-63 Class 5A1 (Ê)
5.322% due 12/25/35	739	734
Series 2005-81 Class X1
2.105% due 02/25/37	2,094	103
Series 2005-J8 Class 1A3
5.500% due 07/25/35	515	503
Series 2005-J11 Class 1A10
5.000% due 09/25/35	407	401
Series 2005-J13 Class 2A3
5.500% due 11/25/35	279	276
Series 2006-9T1 Class A7
6.000% due 05/25/36	280	283
Series 2006-43C Class 1A7
6.000% due 02/25/37	833	835
Series 2006-J2 Class A3
6.000% due 04/25/36	412	415
Series 2006-OA1 Class 4A1 (Ê)
5.063% due 08/25/46	918	901
Series 2006-OA1 Class A1 (Ê)
5.178% due 02/20/47	1,103	1,080

Fixed Income III Fund	99

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-OA2 Class A1 (Ê)
5.033% due 02/25/47	657	645
Series 2006-OA2 Class A2A (Ê)
5.148% due 05/20/46	192	191
Series 2006-OA6 Class 1A3 (Ê)
5.143% due 07/25/46	377	371
Series 2007-J2 Class 2A1
6.000% due 07/25/37	765	767
Series 2007-OA1 Class A1A (Ê)
6.244% due 04/25/43	3,000	2,997
Series 2007-OA6 Class A1B (Ê)
5.073% due 06/25/37	2,132	2,077
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-8 Class A2 (Ê)
5.373% due 05/25/18	556	555
Series 2003-20 Class 1A9
5.500% due 07/25/33	444	443
Series 2003-42 Class M (Ê)
4.383% due 10/25/33	217	215
Series 2003-52 Class A1
4.504% due 02/19/34	611	607
Series 2003-J2 Class A19
4.750% due 04/25/33	2,822	2,810
Series 2004-16 Class 1A1 (Ê)
5.273% due 09/25/34	353	353
Series 2004-22 Class A3
4.797% due 11/25/34	537	532
Series 2004-HYB Class 1A1
4.737% due 02/20/35	980	972
Series 2004-HYB Class A2
4.560% due 11/20/34	379	374
Series 2004-J9 Class 2A1
5.250% due 01/25/35	450	446
Series 2005-1 Class 2A1 (Ê)
5.163% due 03/25/35	246	241
Series 2005-3 Class 1A3 (Ê)
5.113% due 04/25/35	36	36
Series 2005-8R Class A4
6.000% due 10/25/34	406	407
Series 2005-11 Class 5A1 (Ê)
5.173% due 03/25/35	54	54
Series 2005-23 Class A1
5.500% due 11/25/35	1,006	983
Series 2005-29 Class A1
5.750% due 12/25/35	647	632
Series 2005-HYB Class 2A1
4.898% due 08/20/35	1,689	1,667

	Principal Amount ($) or Shares	Market Value $
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	150	149
Series 2005-HYB Class 4A1
5.619% due 12/20/35	560	554
Series 2006-1 Class A2
6.000% due 03/25/36	303	303
Series 2006-1 Class A3
6.000% due 03/25/36	110	110
Series 2006-13 Class 1A23
6.250% due 09/25/36	143	143
Series 2006-15 Class A3
6.250% due 10/25/36	339	342
Series 2006-HYB Class 3A1A
6.096% due 05/20/36	423	433
Series 2006-J4 Class A2
6.250% due 09/25/36	251	252
Series 2006-J4 Class A10
6.250% due 09/25/36	135	136
Series 2006-OA5 Class 2A1 (Ê)
5.073% due 04/25/46	1,166	1,134
Series 2006-R2 Class AF1 (Ê)(Þ)
5.293% due 08/25/36	701	698
Series 2007-18 Class 2A1
6.500% due 09/25/37	822	826
Series 2007-HY1 Class 1A2
5.701% due 04/25/37	239	242
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	220	222
Series 2001-SPG Class A2 (Þ)
6.515% due 08/13/18	185	193
Series 2002-30 Class DB1
7.369% due 11/25/32	162	162
Series 2003-29 Class 5A1
7.000% due 12/25/33	35	36
Series 2004-1 Class 3A1
7.000% due 02/25/34	15	16
Series 2004-C1 Class A3
4.321% due 01/15/37	675	662
Series 2005-9 Class 2A1
5.500% due 10/25/35	1,284	1,239
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AAB
5.555% due 02/15/39	130	130
Series 2007-C1 Class AAB
5.336% due 02/15/40	500	491

100	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-C3 Class AAB
5.723% due 06/15/39	2,300	2,311
Crown Castle Towers LLC (Þ)
Series 2005-1A Class AFL (Ê)
5.471% due 06/15/35	1,360	1,365
Series 2005-1A Class C
5.074% due 06/15/35	150	150
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê)
Series 2005-AR1 Class 2A3
4.998% due 08/25/35	905	886
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	39	39
Series 1999-CG1 Class S
Interest Only STRIP
0.830% due 03/10/32	5,815	70
Series 1999-CG3 Class A3
7.730% due 10/10/32	210	220
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
7.260% due 07/19/44	133	135
Series 2006-AR1 Class 2A1A (Ê)
5.923% due 04/19/47	568	568
Fannie Mae
5.200% due 2012 (Ê)	500	501
6.000% due 2016	23	24
5.000% due 2017	1,199	1,185
5.500% due 2017	39	39
6.000% due 2017	49	49
6.500% due 2017	147	150
4.000% due 2018	1,665	1,580
4.500% due 2018	5,213	5,058
5.000% due 2018	3,296	3,255
10.000% due 2018	37	41
4.500% due 2019	461	448
5.000% due 2019	1,100	1,086
6.000% due 2019	1,019	1,039
4.500% due 2020	640	621
5.000% due 2020	870	857
5.500% due 2020	124	124
6.000% due 2020	1,924	1,962
5.000% due 2021	521	514
5.000% due 2022	977	962
6.500% due 2024	940	966
10.000% due 2024	27	30
7.200% due 2025 (Ê)	19	19
7.200% due 2026 (Ê)	159	161

	Principal Amount ($) or Shares	Market Value $
6.000% due 2027	1,515	1,532
7.500% due 2027	9	9
7.000% due 2028	23	24
6.500% due 2029	3	3
7.000% due 2029	89	93
7.500% due 2029	64	68
8.000% due 2029	5	5
8.500% due 2029	3	3
7.500% due 2030	63	66
8.500% due 2030	205	220
9.500% due 2030	66	72
7.000% due 2031	424	443
7.500% due 2031	182	193
8.000% due 2031	248	263
8.500% due 2031	190	204
6.000% due 2032	854	865
6.500% due 2032	3	3
7.000% due 2032	418	437
7.500% due 2032	219	232
8.000% due 2032	23	24
3.900% due 2033 (Ê)	478	481
4.700% due 2033 (Ê)	548	554
5.000% due 2033	831	800
5.100% due 2033 (Ê)	282	286
5.500% due 2033	2,117	2,091
6.000% due 2033	272	275
7.000% due 2033	993	1,036
5.000% due 2034	1,153	1,110
5.500% due 2034	12,439	12,288
6.000% due 2034	506	510
7.000% due 2034	281	293
7.500% due 2034	89	94
4.500% due 2035 (Ê)	1,099	1,101
4.800% due 2035 (Ê)	1,332	1,327
5.000% due 2035	1,277	1,226
5.100% due 2035 (Ê)	629	627
5.500% due 2035	12,223	12,056
6.000% due 2035	473	478
7.000% due 2035	23	24
7.500% due 2035	564	597
4.700% due 2036 (Ê)	706	697
5.000% due 2036	6,369	6,119
5.500% due 2036	6,939	6,828
6.000% due 2036	5,589	5,624
6.500% due 2036	268	274
7.000% due 2036	68	71
5.500% due 2037	39,299	38,695
5.600% due 2037 (Ê)	1,088	1,102
6.000% due 2037 (Ê)	11,229	11,316

Fixed Income III Fund	101

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2037	3,737	3,817
7.000% due 2037	22,415	23,248
7.500% due 2037	3,000	3,135
6.200% due 2043 (Ê)	295	298
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26	31	9
Series 2000-306 Class IO
Interest Only STRIP
8.000% due 05/01/30	32	8
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 08/01/31	35	9
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 03/01/32	17	4
Series 2003-337 Class 1
Princiapl Only STRIP
Zero coupon due 07/01/33	668	481
Series 2003-339 Class 23
Interest Only STRIP
5.000% due 07/01/18	1,946	285
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	659	166
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	1,773	259
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	1,982	290
Series 2004-353 Class 2
Interest Only STRIP
5.000% due 08/01/34	1,563	401
Series 2004-356 Class 35
Interest Only STRIP
4.500% due 03/01/20	363	56
Series 2004-356 Class 36
Interest Only STRIP
4.500% due 03/01/20	617	96
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	3,002	727
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	541	135
Series 2006-372 Class 2
Interest Only STRIP
6.000% due 08/01/36	1,640	380

	Principal Amount ($) or Shares	Market Value $
15 Year TBA (Ï)
4.500%	3,475	3,361
5.000%	5,425	5,340
5.500%	13,720	13,741
6.000%	6,155	6,261
30 Year TBA (Ï)
4.500%	1,325	1,235
5.000%	18,980	18,213
5.500%	103,100	101,586
6.000%	68,185	68,675
6.500%	20,155	20,618
7.000%	15,475	16,029
Fannie Mae Grantor Trust
Series 2001-T8 Class A2
9.500% due 07/25/41	60	64
Series 2003-T4 Class 2A5
4.907% due 09/26/33	165	165
Fannie Mae REMICS
Series 1992-10 Class ZD
8.000% due 11/25/21	135	135
Series 1996-46 Class ZA
7.500% due 11/25/26	69	72
Series 1999-56 Class Z
7.000% due 12/18/29	254	264
Series 2003-16 Class NI
Interest Only STRIP
5.000% due 02/25/15	99	2
Series 2003-21 Class M
5.000% due 02/25/17	115	115
Series 2003-25 Class IK
Interest Only STRIP
7.000% due 04/25/33	79	19
Series 2003-32 Class FH (Ê)
5.273% due 11/25/22	589	587
Series 2003-32 Class UI
Interest Only STRIP
6.000% due 05/25/33	119	27
Series 2003-33 Class IA
Interest Only STRIP
6.500% due 05/25/33	715	161
Series 2003-35 Class FY (Ê)
5.273% due 05/25/18	1,119	1,126
Series 2003-35 Class IU
Interest Only STRIP
6.000% due 05/25/33	150	35
Series 2003-35 Class UI
Interest Only STRIP
6.500% due 05/25/33	146	32

102	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-64 Class JI
Interest Only STRIP
6.000% due 07/25/33	145	33
Series 2003-78 Class FI (Ê)
5.273% due 01/25/33	584	586
Series 2003-82 Class IA
Interest Only STRIP
6.000% due 08/25/32	111	13
Series 2003-82 Class WI
Interest Only STRIP
6.000% due 08/25/32	23	3
Series 2003-122 Class AJ
4.500% due 02/25/28	116	114
Series 2004-21 Class FL (Ê)
5.223% due 11/25/32	284	284
Series 2005-36 Class AI
Interest Only STRIP
5.500% due 10/25/26	697	43
Series 2005-79 Class FC (Ê)
5.173% due 02/25/22	644	641
Series 2005-110 Class MB
5.500% due 09/25/35	604	610
Series 2006-5 Class 3A2 (Ê)
4.672% due 05/25/35	100	100
Series 2006-48 Class LG
Principal Only STRIP
Zero coupon due 06/25/36	141	106
Series 2006-118 Class A2 (Ê)
4.933% due 12/25/36	435	432
Series 2007-42 Class LF (Ê)
Zero coupon due 05/25/37	91	99
Series 2007-73 Class A1 (Ê)
4.933% due 07/25/37	816	800
Fannie Mae Whole Loan
Series 2003-W17 Class 1A6
5.310% due 08/25/33	1,700	1,703
Series 2004-W9 Class 2A1
6.500% due 02/25/44	91	94
Series 2004-W11 Class 1A2
6.500% due 05/25/44	165	171
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2003-58 Class 2A
6.500% due 09/25/43	86	88
Series 2005-63 Class 1A1 (Ê)
6.183% due 02/25/45	38	38

	Principal Amount ($) or Shares	Market Value $
First Horizon Alternative Mortgage Securities
Series 2004-AA3 Class A1
5.300% due 09/25/34	129	129
Series 2006-AA5 Class A2 (Ê)
6.525% due 09/25/36	363	373
Series 2006-FA3 Class A6
6.000% due 07/25/36	474	475
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17
8.000% due 07/25/33	46	48
Series 2004-AR5 Class 4A1 (Ê)
5.700% due 10/25/34	129	128
Series 2004-AR6 Class 2A1 (Ê)
4.750% due 12/25/34	139	137
Series 2005-AR3 Class 2A1 (Ê)
5.372% due 08/25/35	132	131
Series 2005-AR5 Class 3A1 (Ê)
5.535% due 10/25/35	196	195
Series 2006-AR4 Class 1A3 (Ê)
5.501% due 01/25/37	176	171
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class A2
6.560% due 11/18/35	23	23
Freddie Mac
6.000% due 2016	43	44
8.500% due 2017	46	49
10.500% due 2017	16	17
4.000% due 2018	2,902	2,753
4.500% due 2018	700	680
5.000% due 2018	803	794
4.000% due 2019	3,366	3,180
4.500% due 2019	154	148
5.000% due 2019	1,360	1,343
5.000% due 2020	1,380	1,362
5.500% due 2020	1,608	1,613
10.000% due 2020	45	50
5.500% due 2022	81	82
8.500% due 2025	15	16
7.300% due 2027 (Ê)	30	30
8.500% due 2027	80	85
7.300% due 2028 (Ê)	48	48
7.000% due 2030	66	68
7.400% due 2030 (Ê)	5	5
7.500% due 2030	195	207
8.000% due 2030	63	68
7.000% due 2031	98	103

Fixed Income III Fund	103

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

7.500% due 2031	13	14
8.000% due 2031	12	13
7.500% due 2032	95	99
5.000% due 2033	324	312
7.000% due 2033	33	34
4.900% due 2034 (Ê)	822	829
6.300% due 2034 (Ê)	54	55
6.900% due 2034 (Ê)	205	207
6.000% due 2035	365	364
5.900% due 2036 (Ê)	900	911
6.000% due 2036 (Ê)	339	344
5.500% due 2037	9,973	9,819
5.600% due 2037 (Ê)	1,124	1,133
5.700% due 2037 (Ê)	1,113	1,125
5.800% due 2037 (Ê)	2,033	2,060
5.900% due 2037 (Ê)	435	440
6.000% due 2037	3,000	3,020
6.100% due 2037 (Ê)	1,195	1,217
Series 1991-103 Class Z
9.000% due 02/15/21	49	49
Series 1994-173 Class Z
7.000% due 05/15/24	98	103
Series 1999-212 Class SG (Ê)
Interest Only STRIP
1.938% due 06/17/27	361	13
Series 2001-229 Class KF (Ê)
5.123% due 07/25/22	276	276
Series 2001-232 Class ZQ
6.500% due 06/15/31	454	475
Series 2003-259 Class IQ
Interest Only STRIP
5.000% due 06/15/17	251	26
Series 2003-261 Class UI
Interest Only STRIP
6.500% due 05/15/33	97	20
Series 2003-262 Class AB
2.900% due 11/15/14	507	497
Series 2003-264 Class IM
Interest Only STRIP
7.000% due 07/15/33	121	27
Series 2003-266 Class MA
4.500% due 10/15/31	338	334
Series 2004-275 Class FM (Ê)
5.441% due 12/15/30	316	316
Series 2004-276 Class IP
Interest Only STRIP
5.500% due 07/15/23	323	8
Series 2004-277 Class UF (Ê)
5.391% due 06/15/33	712	712

	Principal Amount ($) or Shares	Market Value $
Series 2004-281 Class DF (Ê)
5.541% due 06/15/23	219	221
Series 2004-287 Class GC
5.000% due 11/15/29	480	473
Series 2004-289 Class PC
5.000% due 07/15/30	640	630
Series 2005-291 Class KP
5.000% due 11/15/29	215	212
Series 2005-292 Class IG
Interest Only STRIP
5.000% due 04/15/23	291	42
Series 2005-294 Class FA (Ê)
5.261% due 03/15/20	419	419
Series 2005-302 Class MB
5.000% due 12/15/28	200	199
Series 2005-303 Class XA (Ê)
Zero coupon due 09/15/35	74	74
Series 2005-306 Class PC
5.000% due 02/15/29	1,020	1,016
Series 2006-313 Class FP (Ê)
Zero coupon due 04/15/36	341	367
Series 2006-315 Class EQ
5.000% due 05/15/36	355	334
Series 2007-327 Class SX (Ê)
Zero coupon due 07/15/36	92	96
Series 2007-327 Class UF (Ê)
Zero coupon due 02/15/37	94	106
Series 2007-327 Class WF (Ê)
Zero coupon due 09/15/36	91	98
Series 2007-330 Class GL (Ê)
Zero coupon due 04/15/37	90	100
Series 2007-333 Class BF (Ê)
5.241% due 07/15/19	749	747
15 Year TBA (Ï)
5.500%	14,500	14,518
30 Year TBA (Ï)
5.000%	5,130	4,923
5.500%	3,650	3,593
6.000%	2,750	2,767
Freddie Mac Reference REMICS
Series 2006-R00 Class AK
5.750% due 12/15/18	552	556
Freddie Mac REMICS
Series 2003-256 Class FJ (Ê)
5.491% due 02/15/33	362	364
Series 2003-258 Class IG
Interest Only STRIP
4.500% due 10/15/16	274	24

104	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-262 Class QH
5.000% due 05/15/33	280	264
5.000% due 06/15/33	315	297
Series 2003-269 Class FE (Ê)
5.691% due 12/15/28	708	711
Series 2005-299 Class KF (Ê)
5.491% due 06/15/35	195	194
Series 2005-300 Class ED
5.000% due 07/15/25	890	843
Series 2005-301 Class IM
Interest Only STRIP
5.500% due 01/15/31	425	49
Series 2006-312 Class HT
5.000% due 03/15/26	555	522
Series 2006-317 Class XI (Ê)
Interest Only STRIP
12.600% due 10/15/35	1,039	27
Series 2006-323 Class PA
6.000% due 03/15/26	695	703
Series 2007-333 Class AF (Ê)
5.241% due 10/15/20	4,691	4,674
Series 2007-333 Class FT (Ê)
5.241% due 08/15/19	3,464	3,451
Series 2007-334 Class FA (Ê)
5.321% due 02/15/19	3,159	3,147
Freddie Mac Strips
Series 1998-191 Class IO
Interest Only STRIP
8.000% due 01/01/28	27	7
Series 1998-194 Class IO
Interest Only STRIP
6.500% due 04/01/28	93	23
Series 2001-212 Class IO
Interest Only STRIP
6.000% due 05/01/31	71	17
Series 2001-215 Class IO
Interest Only STRIP
8.000% due 06/01/31	48	12
Series 2007-245 Class IO
Interest Only STRIP
5.000% due 05/15/37	4	1
GE Capital Commercial Mortgage Corp.
Series 2002-1A Class A3
6.269% due 12/10/35	305	316
Series 2002-3A Class A1
4.229% due 12/10/37	1,063	1,048

	Principal Amount ($) or Shares	Market Value $
Ginnie Mae
30 Year TBA (Ï)
5.500%	4,140	4,114
Ginnie Mae I
10.500% due 2016	21	24
11.000% due 2020	42	47
10.000% due 2022	41	46
7.500% due 2024	24	25
7.500% due 2032	24	25
6.000% due 2037	994	1,007
Ginnie Mae II (Ê)
5.800% due 2023	17	18
6.100% due 2023	51	52
5.800% due 2024	136	137
6.100% due 2024	138	140
5.400% due 2025	55	56
5.800% due 2025	5	5
6.400% due 2025	109	110
6.100% due 2026	60	61
5.800% due 2027	77	78
6.100% due 2027	8	8
6.400% due 2027	96	97
6.400% due 2028	3	3
6.400% due 2030	152	154
Global Signal Trust
Series 2004-2A Class A (Þ)
4.232% due 12/15/14	225	221
Series 2006-1 Class B
5.588% due 02/15/36	125	125
Series 2006-1 Class C
5.707% due 02/15/36	335	339
GMAC Commercial Mortgage Securities, Inc.
Series 1999-C2 Class A2
6.945% due 09/15/33	476	487
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	115	114
Series 2005-AR2 Class 4A (Ê)
5.183% due 05/25/35	1,944	1,928
Series 2005-AR6 Class 3A1
5.298% due 11/19/35	680	674
Government National Mortgage Association (Ê)
Series 1999-27 Class SE
Interest Only STRIP
3.540% due 08/16/29	126	14
Series 1999-40 Class FE
5.610% due 11/16/29	293	295

Fixed Income III Fund	105

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-44 Class SA
Interest Only STRIP
3.490% due 12/16/29	144	14
Series 2000-29 Class S
Interest Only STRIP
3.503% due 09/20/30	36	3
Series 2002-27 Class SA
Interest Only STRIP
2.940% due 05/16/32	54	4
Greenpoint Mortgage Funding Trust
Series 2005-AR4 Class X4
Interest Only STRIP
2.300% due 10/25/45	50	2
Series 2006-AR6 Class A1A (Ê)
4.953% due 10/25/46	774	767
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class XP (Þ)
Interest Only STRIP
1.776% due 01/11/35	1,100	77
Series 2003-C2 Class A2
4.022% due 01/05/36	500	493
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,115	1,105
Series 2005-GG5 Class A41
5.243% due 04/10/37	1,040	1,031
Series 2007-GG9 Class A4
5.444% due 03/10/39	915	901
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Å)
5.222% due 06/06/20	5	5
Series 2006-GG6 Class A4
5.553% due 04/10/38	475	474
Series 2006-GG8 Class AAB
5.535% due 11/10/39	485	483
Series 2006-RR2 Class A1 (Þ)
5.686% due 06/23/46	305	290
Series 2006-RR3 Class A1S (Þ)
5.466% due 03/18/49	1,985	1,868
Series 2007-GG1 Class A4
5.799% due 08/10/45	2,210	2,239
GSMPS Mortgage Loan Trust (Þ)
Series 1998-3 Class A
7.750% due 09/19/27	44	46
Series 1999-3 Class A
8.000% due 08/19/29	72	76
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	751	805

	Principal Amount ($) or Shares	Market Value $
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	120	129
Series 2006-RP1 Class 1A3
8.000% due 01/25/36	152	155
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1 (Ê)
5.301% due 06/25/34	186	186
Series 2005-AR6 Class 2A1 (Ê)
4.540% due 09/25/35	1,318	1,307
Series 2005-AR7 Class 6A1
5.250% due 11/25/35	529	506
Series 2006-1F Class 5A2
6.000% due 02/25/36	183	182
Series 2006-OA1 Class 2A1 (Ê)
5.063% due 08/25/46	587	576
Harborview Mortgage Loan Trust
Series 2005-2 Class 2A1A (Ê)
5.241% due 05/19/35	96	95
Series 2005-4 Class 3A1
5.147% due 07/19/35	446	444
Series 2005-5 Class 2A1B (Ê)
5.311% due 07/19/45	127	124
Series 2005-10 Class 2A1A (Ê)
5.331% due 11/19/35	496	489
Series 2005-10 Class 2A1B (Ê)
5.401% due 11/19/35	248	242
Series 2005-14 Class 3A1A (Ê)
5.301% due 12/19/35	202	202
Series 2005-14 Class 5A1A
5.751% due 12/19/35	753	736
Series 2005-16 Class 2A1A (Ê)
5.261% due 01/19/36	606	598
Series 2005-16 Class 3A1A (Ê)
5.271% due 01/19/36	1,400	1,374
Series 2005-16 Class 3A1B (Ê)
5.361% due 01/19/36	292	285
Series 2006-1 Class 2A1A (Ê)
5.261% due 03/19/37	729	716
Series 2006-9 Class 2A1A (Ê)
5.208% due 11/19/36	668	653
Series 2006-10 Class 2A1A (Ê)
5.201% due 11/19/36	763	748
Series 2006-12 Class 2A2A (Ê)
5.211% due 01/19/38	843	827
Series 2006-14 Class 2A1A (Ê)
5.171% due 03/19/38	624	611
Series 2006-14 Class 2A1B (Ê)
5.221% due 03/19/38	370	360

106	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-1 Class 2A1A (Ê)
5.003% due 04/19/38	493	484
Indymac Index Mortgage Loan Trust
Series 2004-AR1 Class 2A
5.049% due 12/25/34	154	153
Series 2005-AR1 Class 4A1
5.377% due 08/25/35	559	559
Series 2005-AR1 Class A1
5.443% due 09/25/35	1,392	1,368
Series 2005-AR2 Class 1A21 (Ê)
5.847% due 12/25/35	272	274
Series 2006-AR2 Class A2 (Ê)
4.953% due 11/25/36	445	442
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C1 Class A3
5.376% due 07/12/37	595	596
Series 2003-C1 Class A2
4.985% due 01/12/37	715	702
Series 2004-LN2 Class A1
4.475% due 07/15/41	744	731
Series 2005-LDP Class A2
4.851% due 08/15/42	1,000	991
Series 2005-LDP Class A3A1
4.871% due 10/15/42	505	498
Series 2005-LDP Class A4
4.918% due 10/15/42	250	239
5.179% due 12/15/44	1,300	1,276
Series 2006-CB1 Class A4
5.817% due 05/12/45	525	522
Series 2006-LDP Class A3
5.336% due 05/15/47	1,740	1,698
Series 2006-LDP Class A3B
5.447% due 05/15/45	595	591
Series 2006-LDP Class A4
5.875% due 04/15/45 (Ê)	790	807
5.561% due 05/15/45	700	688
Series 2006-LDP Class AJ (Ê)
5.875% due 04/15/45	370	367
Series 2006-RR1 Class A1 (Þ)
5.455% due 10/18/52	1,290	1,231
Series 2007-CB2 Class AJ
6.099% due 02/12/51	245	250
Series 2007-LD1 Class A4
5.819% due 06/15/49	1,694	1,735
Series 2007-LDP Class A3
5.393% due 01/15/49	690	677

	Principal Amount ($) or Shares	Market Value $
JP Morgan Mortgage Trust
Series 2005-A1 Class 4A1 (Ê)
4.779% due 02/25/35	512	504
Series 2005-A1 Class 6T1 (Ê)
5.023% due 02/25/35	139	135
Series 2005-A4 Class 1A1 (Ê)
5.399% due 07/25/35	402	402
Series 2005-A6 Class 1A2 (Ê)
5.138% due 09/25/35	475	460
Series 2005-A8 Class 1A1
5.406% due 11/25/35	1,654	1,626
Series 2007-A1 Class 2A2 (Ê)
4.756% due 07/25/35	893	883
LB-UBS Commercial Mortgage Trust
Series 2001-C2 Class A2
6.653% due 11/15/27	2,645	2,768
Series 2002-C4 Class A5
4.853% due 09/15/31	1,000	980
Series 2004-C4 Class A3 (Ê)
4.972% due 06/15/29	1,055	1,058
Series 2006-C1 Class A4
5.156% due 02/15/31	1,500	1,458
Series 2006-C4 Class A4 (Ê)
5.883% due 06/15/38	255	261
Series 2007-C1 Class A3
5.398% due 02/15/40	955	944
Series 2007-C6 Class A4
5.858% due 07/15/40	740	759
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)
Series 2006-LLF Class A1 (Þ)
5.171% due 09/15/21	68	68
Series 2006-LLF Class A2 (Å)
5.211% due 09/15/21	517	515
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	279	279
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,131	1,134
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A
5.173% due 11/25/35	780	765
Series 2005-9N Class 1A1
5.143% due 02/25/36	974	956
Series 2006-16N Class A4A
5.063% due 11/25/46	1,268	1,219
Luminent Mortgage Trust (Ê)
Series 2006-1 Class A1
5.113% due 04/25/36	374	368

Fixed Income III Fund	107

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-5 Class A1A
5.063% due 07/25/36	713	698
Series 2006-6 Class A1
5.073% due 10/25/46	403	395
Mastr Adjustable Rate Mortgages Trust
Series 2004-13 Class 3A4 (Ê)
3.787% due 11/21/34	500	494
Series 2005-6 Class 7A1 (Ê)
5.328% due 06/25/35	179	178
Series 2006-1 Class I2A3 (Ê)
5.723% due 01/25/47	915	894
Series 2006-2 Class 4A1
4.991% due 02/25/36	1,024	1,017
Series 2006-OA2 Class 4A1A (Ê)
5.833% due 12/25/46	1,756	1,709
Series 2006-OA2 Class 4A1B (Ê)
6.183% due 12/25/46	3,513	3,472
Series 2007-3 Class 22A1 (Ê)
4.983% due 05/25/47	424	421
Mastr Alternative Loans Trust
Series 2003-2 Class 6A1
6.000% due 03/25/33	493	490
Series 2003-4 Class B1 (Ê)
5.674% due 06/25/33	350	348
Series 2003-6 Class 3A1
8.000% due 09/25/33	26	26
Series 2003-9 Class 1A1
5.500% due 12/25/18	131	130
Series 2004-10 Class 5A6
5.750% due 09/25/34	410	397
Series 2005-3 Class 7A1
6.000% due 04/25/35	223	221
Mastr Asset Securitization Trust
Series 2003-7 Class 4A35 (Ê)
5.273% due 09/25/33	565	559
Series 2003-11 Class 6A8 (Ê)
5.373% due 12/25/33	748	742
Series 2004-4 Class 2A2 (Ê)
5.323% due 04/25/34	216	215
Mastr Reperforming Loan Trust (Þ)
Series 2005-1 Class 1A5
8.000% due 08/25/34	193	206
Series 2005-2 Class 1A4
8.000% due 05/25/35	880	896
Mastr Specialized Loan Trust (Þ)
Series 2005-2 Class A2
5.006% due 07/25/35	162	154

	Principal Amount ($) or Shares	Market Value $
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.571% due 06/15/30	278	274
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A6 Class 2A1
4.993% due 08/25/35	25	26
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J (Þ)
5.695% due 07/12/34	185	168
Series 2004-MKB Class A2
4.353% due 02/12/42	615	609
Series 2005-CKI Class A6
5.244% due 11/12/37	170	167
Series 2005-GGP Class E (Þ)
4.330% due 11/15/10	105	105
Series 2005-GGP Class F (Þ)
4.351% due 11/15/10	105	105
Series 2006-C1 Class A1
5.528% due 05/12/39	79	80
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.750% due 04/25/29	83	82
Series 2005-2 Class 3A
5.873% due 10/25/35	34	34
Morgan Stanley Capital I
Series 1999-FNV Class G
6.120% due 03/15/31	130	129
Series 1999-LIF Class A2
7.110% due 04/15/33	397	407
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	810	800
Series 2006-HQ1 Class A4
5.328% due 11/12/41	360	352
Series 2006-HQ8 Class A4
5.388% due 03/12/44	895	889
Series 2006-HQ9 Class A4
5.731% due 07/12/44	480	483
Series 2007-IQ1 Class A2
5.610% due 04/15/49	1,000	1,005
Morgan Stanley Dean Witter Capital I (Þ)(Ê)
Series 2001-TOP Class E
7.331% due 02/15/33	100	101
Morgan Stanley Mortgage Loan Trust
Series 2006-2 Class 6A
6.500% due 02/25/36	589	593

108	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	415	405
Series 2006-AF1 Class 1A2
6.159% due 05/25/36	465	462
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	62	63
Series 2004-CL1 Class 1A2 (Ê)
5.273% due 02/25/34	42	41
Series 2004-CL1 Class 2A2 (Ê)
5.273% due 02/25/19	18	18
Renaissance Home Equity Loan Trust
Series 2006-3 Class AF1
5.917% due 11/25/36	1,254	1,248
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A1
4.600% due 04/25/34	285	274
Series 2004-QS5 Class A5
4.750% due 04/25/34	199	193
Series 2004-QS5 Class A6 (Ê)
5.473% due 04/25/34	116	115
Series 2004-QS8 Class A4 (Ê)
5.273% due 06/25/34	553	549
Series 2005-QA1 Class A41 (Ê)
5.681% due 09/25/35	178	178
Series 2005-QA8 Class NB3 (Ê)
5.479% due 07/25/35	410	410
Series 2005-QO5 Class A1 (Ê)
5.983% due 01/25/46	1,197	1,175
Series 2005-QS1 Class 2A1
6.000% due 09/25/35	211	209
Series 2006-QO1 Class 1A1 (Ê)
5.133% due 02/25/46	169	167
Series 2006-QO1 Class 2A1 (Ê)
5.143% due 02/25/46	183	180
Series 2006-QO1 Class A1 (Ê)
5.033% due 01/25/37	848	826
Series 2006-QS4 Class A11
6.000% due 04/25/36	268	268
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	990	995
Series 2007-QH9 Class A1
6.550% due 11/25/37	3,000	3,024
Series 2007-QO3 Class SB (Þ)
Interest Only STRIP
2.557% due 03/25/47	95	4
Series 2007-QO4 Class A1 (Ê)
5.073% due 05/25/47	1,747	1,712

	Principal Amount ($) or Shares	Market Value $
Series 2007-QO4 Class SB (Þ)
Interest Only STRIP
9.100% due 05/25/47	107	5
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	28	29
Series 2004-SL4 Class A3
6.500% due 07/25/32	120	123
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.453% due 06/25/33	110	109
Residential Asset Securitization Trust
Series 2003-A15 Class 1A2 (Ê)
5.323% due 02/25/34	642	640
Series 2007-A5 Class 2A3
6.000% due 05/25/37	328	330
Series 2007-A9 Class A6
6.250% due 08/25/13	2,550	2,574
Residential Funding Mortgage Securities I
Series 2003-S5 Class 1A2 (Ê)
5.323% due 11/25/18	335	335
Series 2003-S14 Class A5 (Ê)
5.273% due 07/25/18	666	663
Series 2003-S20 Class 1A7 (Ê)
5.373% due 12/25/33	172	171
Series 2005-SA4 Class 2A1
5.207% due 09/25/35	1,496	1,484
Series 2005-SA4 Class 2A2
5.185% due 09/25/35	797	783
Series 2006-SA3 Class 3A1
6.040% due 09/25/36	425	431
Series 2006-SA4 Class 2A1
6.119% due 11/25/36	1,309	1,322
Sequoia Mortgage Trust
Series 2004-3 Class A
5.670% due 04/20/34	540	534
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-5 Class 3A1
4.380% due 05/25/34	559	550
Series 2004-12 Class 3A2
5.250% due 09/25/34	216	215
Series 2004-16 Class 3A1
5.450% due 11/25/34	997	998
Series 2004-18 Class 5A
5.500% due 12/25/34	152	152

Fixed Income III Fund	109

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-17 Class 3A1
5.534% due 08/25/35	61	61
Series 2005-22 Class 4A2 (Ê)
5.373% due 12/25/35	52	52
Series 2006-1 Class 5A2
5.250% due 02/25/36	1,000	1,003
Series 2006-5 Class 5A4 (Ê)
5.544% due 06/25/36	108	108
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2005-AR5 Class A3
5.271% due 07/19/35	435	423
Series 2006-AR1 Class 2A1
5.103% due 02/25/36	1,204	1,177
Series 2006-AR2 Class A2
5.183% due 02/25/36	384	375
Series 2006-AR3 Class 3A1
5.063% due 02/25/36	215	210
Series 2006-AR8 Class A1A
5.073% due 10/25/36	1,606	1,570
Series 2007-AR4 Class A4A
5.053% due 09/25/47	1,296	1,258
Series 2007-AR6 Class A1
6.433% due 11/25/37	3,000	2,993
Structured Asset Securities Corp.
Series 2002-22H Class 1A (Ê)
6.943% due 11/25/32	28	28
Series 2003-26A Class 3A5
4.530% due 09/25/33	1,000	994
Series 2004-12H Class 1A
6.000% due 05/25/34	117	118
Series 2004-21X Class 1A3
4.440% due 12/25/34	873	867
Series 2005-6 Class B2 (Ê)
5.345% due 05/25/35	97	75
Thornburg Mortgage Securities Trust (Ê)
Series 2003-2 Class A1
5.213% due 04/25/43	482	482
Series 2006-5 Class A1
4.993% due 08/25/36	1,983	1,954
Series 2006-6 Class A1
4.983% due 12/25/36	319	315
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	888	875
Series 2005-C20 Class A4
5.244% due 07/15/42	1,000	1,001

	Principal Amount ($) or Shares	Market Value $
Series 2005-C21 Class A4 (Ê)
5.210% due 10/15/44	1,500	1,471
Series 2006-C28 Class A2
5.500% due 10/15/48	510	512
Series 2006-WL7 Class A1 (Ê)(Þ)
5.181% due 09/15/21	2,111	2,104
Series 2007-C31 Class A2
5.421% due 04/15/47	1,000	998
Series 2007-WHL Class A1 (Ê)(Þ)
5.171% due 06/15/20	772	762
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	220	213
Series 2006-2 Class 2CB
6.500% due 03/25/36	260	263
Series 2006-5 Class 2CB3
6.000% due 07/25/36	431	435
Series 2006-AR2 Class A1A (Ê)
5.873% due 04/25/46	492	483
Series 2006-AR5 Class 3A (Ê)
5.923% due 07/25/46	295	273
Series 2006-AR6 Class 1A (Ê)
5.063% due 07/25/46	216	213
Series 2006-AR7 Class A1A (Ê)
5.853% due 09/25/46	189	190
Series 2006-AR8 Class 2A (Ê)
5.783% due 10/25/46	809	784
Series 2006-AR9 Class 2A (Ê)
5.773% due 11/25/46	886	855
Series 2007-OA1 Class 2A (Ê)
5.653% due 12/25/46	6,082	5,965
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S9 Class A2 (Ê)
5.423% due 10/25/33	621	618
Series 2004-AR1 Class X (Ê)
Interest Only STRIP
0.538% due 07/25/44	136	3
Interest Only STRIP
0.376% due 10/25/44	222	4
Series 2004-AR3 Class A2
4.243% due 06/25/34	688	679
Series 2004-AR8 Class X
Principal Only STRIP
Zero coupon due 06/25/44	76	1
Series 2004-CB3 Class 1A
6.000% due 10/25/34	83	83

110	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-CB3 Class 4A
6.000% due 10/25/19	196	198
Series 2005-AR1 Class 1A1
4.834% due 10/25/35	492	488
Series 2005-AR1 Class A1A1 (Ê)
5.163% due 10/25/45	479	470
5.143% due 12/25/45	488	480
Series 2005-AR1 Class A1B1 (Ê)
5.163% due 08/25/45	32	32
5.133% due 10/25/45	77	77
5.123% due 11/25/45	127	127
5.123% due 12/25/45	114	114
Series 2005-AR6 Class B3 (Ê)
5.533% due 04/25/45	357	354
Series 2005-AR8 Class 2A1A (Ê)
5.163% due 07/25/45	481	469
Series 2005-AR8 Class 2AB3 (Ê)
5.233% due 07/25/45	192	189
Series 2006-AR1 Class 1A1
5.943% due 09/25/36	597	600
Series 2006-AR1 Class 1A4 (Ê)
5.647% due 11/25/36	735	732
Series 2006-AR1 Class 3A1A (Ê)
5.853% due 09/25/46	822	798
Series 2006-AR2 Class 1A1
5.314% due 03/25/37	1,638	1,626
Series 2006-AR7 Class 1A (Ê)
5.963% due 07/25/46	415	417
Series 2006-AR7 Class 2A (Ê)
5.913% due 07/25/46	2,993	2,958
Series 2006-AR8 Class 1A5 (Ê)
5.892% due 08/25/46	80	80
Series 2006-AR8 Class 2A3 (Ê)
6.133% due 08/25/46	54	55
Series 2007-HY1 Class 1A1
5.718% due 02/25/37	1,953	1,955
Series 2007-HY2 Class 3A1
5.941% due 09/25/36	3,000	3,036
Series 2007-HY3 Class 4A1 (Ê)
5.349% due 03/25/37	3,744	3,724
Series 2007-HY3 Class 4B1 (Ê)
5.349% due 03/25/37	300	288
Series 2007-HY4 Class 1A1 (Ê)
5.559% due 04/25/37	440	438
Series 2007-OA2 Class 1A (Ê)
5.633% due 03/25/47	882	859
Wells Fargo Alternative Loan Trust,
Zero coupon due 01/01/37	3,000	3,030

	Principal Amount ($) or Shares	Market Value $
Wells Fargo Mortgage Backed Securities Trust
Series 2003-8 Class A3
4.500% due 08/25/18	59	59
Series 2004-CC Class A1 (Ê)
4.950% due 01/25/35	669	655
Series 2004-E Class A2 (Ê)
4.500% due 05/25/34	540	521
Series 2004-O Class A1 (Ê)
4.893% due 08/25/34	2,224	2,192
Series 2004-T Class A1 (Ê)
6.081% due 09/25/34	131	131
Series 2005-12 Class 1A7
5.500% due 11/25/35	483	469
Series 2005-14 Class 2A1
5.500% due 12/25/35	1,107	1,082
Series 2005-17 Class 1A1
5.500% due 01/25/36	724	708
Series 2005-17 Class 1A2
5.500% due 01/25/36	378	367
Series 2005-17 Class 2A1
5.500% due 01/25/36	1,813	1,759
Series 2005-18 Class 1A1
5.500% due 01/25/36	1,319	1,279
Series 2005-AR6 Class A1 (Ê)
5.040% due 04/25/35	2,295	2,221
Series 2006-1 Class A3
5.000% due 03/25/21	321	313
Series 2006-2 Class 2A3
5.500% due 03/25/36	840	837
Series 2006-2 Class 3A1
5.750% due 03/25/36	687	669
Series 2006-4 Class 1A8
5.750% due 04/25/36	251	254
Series 2006-4 Class 2A3
5.750% due 04/25/36	204	201
Series 2006-9 Class 1A14
6.000% due 08/25/36	192	191
Series 2006-AR1 Class 1A2 (Ê)
6.025% due 09/25/36	249	249
Series 2006-AR1 Class 2A4 (Ê)
6.089% due 10/25/36	345	349
Series 2006-AR1 Class 5A1 (Ê)
5.597% due 07/25/36	564	564
Series 2006-AR1 Class A1
5.730% due 12/25/36	214	214
Series 2006-AR1 Class A7 (Ê)
5.517% due 08/25/36	496	493

Fixed Income III Fund	111

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR2 Class 2A1
4.950% due 03/25/36	572	566
Series 2006-AR4 Class 1A1 (Ê)
5.857% due 04/25/36	739	731
Series 2006-AR4 Class 2A1 (Ê)
5.774% due 04/25/36	860	846
Series 2006-AR5 Class 2A1 (Ê)
5.533% due 04/25/36	399	401
Series 2006-AR6 Class 7A1 (Ê)
5.114% due 03/25/36	1,111	1,079
Series 2007-8 Class 1A16
6.000% due 07/25/37	1,017	1,010
Series 2007-10 Class 2A5
6.250% due 07/25/37	475	481
Series 2007-14 Class 1A1
6.000% due 10/25/37	1,295	1,283
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.003% due 08/25/36	311	309

		831,969

Municipal Bonds - 0.2%
Badger TOB Asset Securitization Corp. Revenue Bonds, weekly demand
6.375% due 06/01/32	800	830
City of Colorado Springs Colorado Revenue Bonds, weekly demand
5.000% due 11/15/33	200	205
New Jersey Economic Development Authority Revenue Bonds, weekly demand 5.750% due 06/15/34	235	245
New York State Urban Development Corp. Revenue Bonds, weekly demand (µ)
5.250% due 03/15/34	180	190
State of California General Obligation Unlimited , weekly demand
5.000% due 02/01/33	75	76
5.000% due 02/01/33 (æ)	25	27
State of Illinois General Obligation Unlimited
5.100% due 06/01/33	150	142
State of Texas General Obligation Unlimited, weekly demand
4.750% due 04/01/35	250	250

	Principal Amount ($) or Shares		Market Value $
Tobacco Settlement Authority of Iowa Revenue Bonds, weekly demand
6.500% due 02/20/23		95	91
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds
7.467% due 06/01/47		710	702
West Virginia Economic Development Authority Revenue Bonds (m )
5.370% due 07/01/20		65	64

			2,822

Non-US Bonds - 1.0%
Argentina Bocon
Series PR12
2.000% due 01/03/16	ARS	3,470	1,559
Argentina Bonos
Series $ V
10.500% due 06/12/12	ARS	1,995	527
Argentina Government International Bond
Series dis
5.830% due 12/31/33	ARS	500	199
Bombardier, Inc.
7.250% due 11/15/16	EUR	125	185
Byggingarsjodur Verkamanna
Series 2
3.750% due 04/15/34	ISK	59,766	849
Series 3
3.750% due 06/15/44	ISK	114,523	1,632
Colombia Government International Bond
12.000% due 10/22/15	COP	814,000	464
European Investment Bank
2.160% due 01/18/27	JPY	96,500	835
Federative Republic of Brazil
12.500% due 01/05/22	BRL	275	185
10.250% due 01/10/28	BRL	4,660	2,689
Hellas Telecommunications Luxembourg V (Ê)
Series REGS
8.232% due 10/15/12	EUR	250	362
Ineos Group Holdings PLC
Series REGS
7.875% due 02/15/16	EUR	250	333

112	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Mexican Bonos
Series M 10
8.000% due 12/17/15	MXN	1,598	151
Series M 20
10.000% due 12/05/24	MXN	5,370	601
Series MI10
9.500% due 12/18/14	MXN	1,890	193
New South Wales Treasury Corp.
Series 12RG
6.000% due 05/01/12	AUD	1,180	1,055
Province of Quebec Canada
5.000% due 12/01/15	CAD	950	1,026
Republic of Colombia
9.850% due 06/28/27	COP	2,217,000	1,154
Rhodia SA (Ê)
Series REGS
7.482% due 10/15/13	EUR	250	359
Santa Fe de Bogota DC (Þ)
9.750% due 07/26/28	COP	584	574
TELUS Corp.
Series CD
4.950% due 03/15/17	CAD	195	191

			15,123

United States Government Agencies - 1.6%
Fannie Mae
4.050% due 02/06/09		4,300	4,278
3.875% due 02/15/10 (Ñ)		1,075	1,065
4.375% due 06/21/10		2,500	2,500
5.050% due 02/07/11 (Ñ)		2,200	2,241
3.780% due 10/09/19 (Ñ)		695	375
Federal Home Loan Bank System (Ñ)
5.375% due 08/19/11		240	247
5.310% due 12/28/12		1,800	1,853
Federal National Mortgage Association
4.150% due 09/10/09 (Ñ)		4,000	3,986
4.125% due 05/12/10		2,800	2,784
Financing Corp.
Principal Only STRIP
Series 1
Zero coupon due 05/11/16		130	86
Series 2P
Zero coupon due 11/30/17		105	64
Series 3P
Zero coupon due 11/30/17		275	168
Series 5P
Zero coupon due 02/08/18		115	70

	Principal Amount ($) or Shares	Market Value $
Series 6P
Zero coupon due 08/03/18	530	312
Series 8P
Zero coupon due 08/03/18	1,030	607
Series 9P
Zero coupon due 10/06/17	495	306
Series 10P
Zero coupon due 11/30/17	840	514
Series 12P
Zero coupon due 12/06/18	445	257
Series 13
Zero coupon due 12/27/16	450	289
Series 13P
Zero coupon due 12/27/18	2,450	1,409
Series 15P
Zero coupon due 03/07/19	90	51
Series 16P
Zero coupon due 04/05/19	475	269
Series 19
Zero coupon due 06/06/16	380	252
Series C-P
Zero coupon due 11/30/17	570	349
Series E-P
Zero coupon due 11/02/18	240	139
Freddie Mac
5.000% due 06/11/09	100	101

		24,572

United States Government Treasuries - 4.6%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11 (Ñ)	737	749
3.375% due 01/15/12 (Ñ)	1,716	1,819
2.000% due 04/15/12	1,025	1,027
3.000% due 07/15/12	111	117
2.000% due 01/15/14 (Ñ)	2,588	2,586
2.000% due 07/15/14 (Ñ)	5,731	5,729
2.375% due 01/15/17	44	45
2.625% due 07/15/17 (Ñ)	1,971	2,060
2.375% due 01/15/25 (Ñ)	331	338
2.000% due 01/15/26 (Ñ)	550	531
2.375% due 01/15/27 (Ñ)	1,959	2,009
3.625% due 04/15/28 (Ñ)	257	317
United States Treasury Notes
4.750% due 12/31/08 (Ñ)	7,555	7,617
4.875% due 01/31/09 (Ñ)	9,400	9,498
4.000% due 09/30/09 (Ñ)	1,120	1,121
3.875% due 10/31/09	610	606

Fixed Income III Fund	113

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.500% due 05/15/10 (Ñ)	13,000	13,184
4.375% due 12/15/10 (Ñ)	7,310	7,396
4.250% due 09/30/12 (Ñ)	4,300	4,318
4.125% due 10/31/12	325	321
4.750% due 08/15/17 (Ñ)	710	726
6.000% due 02/15/26 (Ñ)	6,475	7,414
4.500% due 02/15/36 (Ñ)(§)	240	230
4.750% due 02/15/37 (Ñ)	1,140	1,139
5.000% due 05/15/37 (Ñ)	800	832
United States Treasury Principal (Ñ) Principal Only STRIP Zero coupon due 11/15/21	45	23

		71,752

Total Long-Term Investments
(cost $1,517,981)		1,519,480

Common Stocks - 1.0%
Financial Services - 1.0%
Emerging Market Local Currency Fund (Æ)	515,362	6,566
Pacific Investment Management Co. Series High Yield Portfolio Institutional	1,051,933	9,025

Total Common Stocks
(cost $14,683)		15,591

Preferred Stocks - 0.1%
Financial Services - 0.1%
Deutsche Bank Contingent Capital Trust II (Æ)	19,800	475
DG Funding Trust (Æ)(Å)	118	1,242
Harborview NIM Corp. (Æ)(Þ)	323	18

		1,735

Producer Durables - 0.0%
Nexen, Inc. (Æ)	4,055	100

Total Preferred Stocks
(cost $1,866)		1,835

Warrants & Rights - 0.0%
Materials and Processing - 0.0%
Solutia, Inc. 2009 Warrants (Æ)(Þ)	450	—

Total Warrants & Rights
(cost $38)		—

	Notional Amount		Market Value $
Options Purchased - 0.1%
(Number of Contracts)
Eurdollar Futures
Dec 2007 91.25 Put (152)	USD	380	1
Mar 2008 91.75 Put (240)	USD	600	2
Mar 2008 92.25 Put (91)	USD	228	1
Mar 2008 92.50 Put (5)	USD	13	—
Mar 2008 92.75 Put (112)	USD	280	1
Jun 2008 92.50 Put (112)	USD	280	1
Jun 2008 92.75 Put (172)	USD	430	1
Sep 2008 92.25 Put (176)	USD	440	1
Sep 2008 92.50 Put (225)	USD	563	1

Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/USD
4.750%
Feb 2008 0.00 Call (1)		5,000	16
USD Three Month LIBOR/USD
5.000%
Feb 2008 0.00 Call (1)		15,900	155
USD Three Month LIBOR/USD
4.750%
Mar 2008 0.00 Call (2)		29,100	208
USD Three Month LIBOR/USD
4.750%
Sep 2008 0.00 Call (3)		32,200	266
USD Three Month LIBOR/USD
4.750%
Dec 2008 0.00 Call (1)		12,400	104
USD Three Month LIBOR/USD
5.000%
Dec 2008 0.00 Call (1)		34,800	377
USD Three Month LIBOR/USD
5.200%
Feb 2009 0.00 Call (1)		9,000	116

United Treasury Bonds
Nov 2007 105.00 Put (311)	USD	311	5
Nov 2007 106.00 Put (447)	USD	447	7

United Treasury Notes 5 Year Futures
Nov 2007 109.00 Call (126)	USD	126	8

Total Options Purchased
(cost $742)			1,271

114	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Short-Term Investments - 18.3%
Aig-Fp Matched Funding (Ê)(Þ)
5.694% due 06/16/08	400	400
ALROSA Finance SA
8.125% due 05/06/08	546	551
American Express Bank FSB (Ê)
Series BKNT
5.070% due 10/16/08	600	598
American Express Centurion Bank (Ê)
Series BKNT
5.122% due 05/07/08	400	399
Avista Corp.
9.750% due 06/01/08	220	225
AXA Financial, Inc.
6.500% due 04/01/08	105	106
BellSouth Corp. (Ê)
5.658% due 08/15/08	600	599
Caterpillar Financial Services Corp.
Series MTNF
3.625% due 11/15/07	60	60
CIT Group, Inc.
3.650% due 11/23/07	90	90
5.708% due 08/15/08 (Ê)	300	297
Citigroup Funding, Inc.
Zero coupon due 11/15/07	1,050	1,187
Citigroup Global Markets Deutschland for Tyumen Oil Co.
Series REGS
11.000% due 11/06/07	610	610
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM
5.760% due 03/07/08	700	700
Citigroup, Inc.
3.500% due 02/01/08	830	827
Clear Channel Communications, Inc.
4.625% due 01/15/08	250	249
Clorox Co. (Ê)
5.828% due 12/14/07	225	225
Constellation Brands, Inc.
Series B 8.000% due 02/15/08	185	185
Countrywide Home Loans, Inc.
3.250% due 05/21/08 (Ñ)	215	204
Series MTNK (Ñ)
4.250% due 12/19/07	175	173
CSC Holdings, Inc.
7.250% due 07/15/08	250	251

	Principal Amount ($) or Shares	Market Value $
Delphi Corp., Second Lien Term Loan
7.875% due 12/31/07	100	100
Dexia Credit SA
5.078% due 09/29/08	2,300	2,299
Dominion Resources, Inc.
Series A
5.687% due 05/15/08	305	305
Dresdner Bank AG (Þ)
Zero coupon due 01/24/08	760	752
Entergy Gulf States, Inc.
3.600% due 06/01/08	80	79
Federal Home Loan Bank Discount Notes
Zero coupon due 11/08/07 (ç)(z)	1,550	1,549
4.800% due 05/02/08 (Ñ)(§)	5,800	5,805
Series 577 (Ñ)
4.500% due 09/26/08	5,500	5,499
Series IY08
3.400% due 03/18/08	2,000	1,990
Federal National Mortgage Association
4.200% due 03/24/08	3,500	3,492
Fortis Bank (z)
5.265% due 06/30/08	900	900
5.073% due 09/30/08	600	600
Freddie Mac
3.450% due 03/12/08	2,000	1,991
Galleon Capital Corp. (ç)(z)
5.320% due 11/01/07	5,123	5,123
Gazinvest Luxembourg SA for Gazprombank
7.250% due 10/30/08	470	472
Goldman Sachs Group, Inc. (The) (Ê)
Series MTNB
5.111% due 07/29/08	100	100
Greater Bay Bancorp
Series B
5.250% due 03/31/08	300	300
HSBC Finance Corp. (Ê)
5.824% due 09/15/08	1,900	1,899
JC Penney Corp., Inc.
7.375% due 08/15/08	280	284
JetBlue Airways Corp. (Ê)
Series 04-1 9.944% due 03/15/08	487	487
John Deere Capital Corp. (Ê)
5.293% due 04/15/08	400	400
Kansas City Southern Railway
9.500% due 10/01/08	1,000	1,023
Knight Ridder, Inc.
6.625% due 11/01/07	1,000	1,000

Fixed Income III Fund	115

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MBNA Corp. (Ê)
Series MTNF
3.590% due 05/05/08	255	256
Merrill Lynch & Co., Inc. (Ê)
Series MTNC
5.170% due 06/16/08	1,100	1,096
Nordea Bank Finland PLC (z)
5.297% due 05/28/08	300	300
Owens-Illinois, Inc.
7.350% due 05/15/08	250	251
Platinum Underwriters Holdings, Ltd.
Series B
6.371% due 11/16/07	135	135
Popular NA, Inc.
4.250% due 04/01/08	20	20
Series MTNE
3.875% due 10/01/08	500	493
Pricoa Global Funding I (Ê)(Þ)
5.164% due 01/25/08	700	700
PSEG Energy Holdings LLC
8.625% due 02/15/08	43	43
Rabobank USA Financial Corp. (ç)(z)
4.810% due 11/01/07	8,800	8,800
Residential Capital LLC (Ê)
6.224% due 06/09/08	525	470
Royal Bank of Scotland (z)
5.073% due 03/26/08	100	100
Russell Investment Company Money Market Fund	217,728,000	217,728
Southern California Edison Co. (Ê)
5.778% due 12/13/07	1,700	1,701
Transocean, Inc. (Ê)
5.869% due 09/05/08	400	399
UBS Financial Del LLC (ç)(z)
4.670% due 11/01/07	500	500
Unicredit Luxembourg Finance SA (Ê)(Å)
5.143% due 10/24/08	375	374
Unicredito Italiano NY
Series YCD (Ê)
5.350% due 05/06/08	1,100	1,099
5.506% due 05/29/08	500	500
Union Pacific Corp.
6.625% due 02/01/08	90	90
Series MTNE
6.790% due 11/09/07	35	35

	Principal Amount ($) or Shares	Market Value $
United States Treasury Bills (z)
4.239% due 11/29/07 (ç)(§)	10	10
3.859% due 12/13/07 (ç)(§)	1,235	1,230
3.864% due 12/13/07 (ç)(§)	500	498
3.922% due 12/13/07 (ç)(§)	220	219
3.931% due 12/13/07 (ç)(§)	500	498
3.946% due 12/13/07 (ç)(§)	50	50
4.211% due 12/13/07 (ç)(§)	50	50
3.733% due 12/27/07 (ç)(§)	700	696
5.036% due 01/10/08	250	244
USAA Auto Owner Trust
Series 2007-1 Class A1
5.337% due 07/11/08	244	244
VTB Capital SA for Vneshtorgbank
5.956% due 08/01/08 (Ê)(Þ)	565	559
Series REGS (Ê)
5.956% due 08/01/08	320	317
Wachovia Bank NA (Ê)
Series BKNT (Ñ)
5.190% due 06/27/08	400	400
Series BKNT
5.200% due 10/03/08	700	699
Wal-Mart Stores, Inc. (Ê)
5.594% due 06/16/08	1,000	1,000
WellPoint, Inc.
3.750% due 12/14/07	90	90
Westpac Banking Corp. (Ê)
Series DPNT
5.082% due 06/06/08	300	300
Wisconsin Electric Power Co.
3.500% due 12/01/07	65	65

Total Short-Term Investments
(cost $286,513)		286,644

Other Securities - 8.9%
Russell Investment Company Money Market Fund (×)	31,117,274	31,117
State Street Securities Lending Quality Trust (×)	108,386,518	108,387

Total Other Securities
(cost $139,504)		139,504

Total Investments - 125.2%
(identified cost $1,961,327)		1,964,325

Other Assets and Liabilities, Net - (25.2%)		(395,723)

Net Assets - 100.0%		1,568,602

See accompanying notes which are an integral part of the financial statements.

116	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $

Long Positions
Euro-Bund Futures (Germany) expiration date 12/07 (47)	EUR	7,706	(21)

Eurodollar Futures (CME) expiration date 12/07 (39)	USD	9,287	20
expiration date 03/08 (8)	USD	1,910	7
expiration date 06/08 (644)	USD	153,948	562
expiration date 09/08 (279)	USD	66,744	580
expiration date 12/08 (759)	USD	181,591	816
expiration date 03/09 (398)	USD	95,177	36
expiration date 06/09 (117)	USD	27,951	144
expiration date 09/09 (108)	USD	25,774	125
expiration date 12/09 (40)	USD	9,536	90
expiration date 03/10 (40)	USD	9,528	84

Euroyen Futures expiration date 12/07 (27)	JPY	669,499	10

Japanese 10 Year Bond (Japan) expiration date 12/07 (9)	JPY	10,616	46

LIBOR Futures expiration date 03/08 (5)	GBP	588	(2)
expiration date 06/08 (11)	GBP	1,297	(2)
expiration date 09/08 (13)	GBP	1,535	6
expiration date 12/08 (6)	GBP	709	10
expiration date 03/09 (9)	GBP	1,063	11
expiration date 06/09 (1)	GBP	118	1

Three Month Short Sterling Interest Rate Futures (UK) expiration date 12/07 (30)	GBP	13	(3)

United States Treasury 2 Year Notes expiration date 12/07 (245)	USD	50,742	112

United States Treasury 5 Year Notes expiration date 12/07 (1,350)	USD	144,914	753

United States Treasury 10 Year Notes expiration date 12/07 (149)	USD	16,392	113
expiration date 03/08 (120)	USD	13,157	110
expiration date 03/09 (8)	USD	1,913	10

United States Treasury Bonds expiration date 12/07 (405)	USD	45,600	391

Futures Contracts (Number of Contracts)	Notional Amount		Unrealized Appreciation (Depreciation) $
Short Positions
Euro-Bobl Futures (Germany) expiration date 12/07 (219)	EUR	34,127	10

Japanese 10 Year Bond (Japan) expiration date 12/07 (8)	JPY	1,087,920	(24)

Three Month Short Sterling Interest Rate Futures (UK) expiration date 12/07 (30)	GBP	4	—

Long Gilt Bond (UK) expiration date 12/07 (8)	GBP	1,783	—

United States Treasury 2 Year Notes expiration date 12/07 (50)	USD	10,355	(6)

United States Treasury 5 Year Notes expiration date 12/07 (226)	USD	24,260	(104)

United States Treasury 10 Year Notes expiration date 12/07 (690)	USD	75,911	(681)

United States Treasury Bonds expiration date 12/07 (13)	USD	1,464	7

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)			3,211

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	117

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Options Written (Number of Contracts)		Notional Amount	Market Value $

Swaptions
(Fund Pays/Fund Receives)
USD 4.800% /USD Three Month LIBOR
Feb 2008 0.00 Call (1)		1,000	(10)
USD 5.100%/USD Three Month LIBOR
Feb 2008 0.00 Call (1)		7,000	(110)
USD 4.900%/USD Three Month LIBOR
Mar 2008 0.00 Call (2)		8,400	(99)
USD 4.950%/USD Three Month LIBOR
Mar 2008 0.00 Call (1)		4,000	(52)
USD 4.950%/USD Three Month LIBOR
Sep 2008 0.00 Call (3)		13,800	(213)
USD 5.00%/USD Three Month LIBOR
Dec 2008 0.00 Call (1)		4,200	(79)
USD 5.200%/ USD Three Month LIBOR
Dec 2008 0.00 Put (1)		11,600	(282)
USD 5.450%/USD Three Month LIBOR
Feb 2009 0.00 Call (1)		4,000	(112)

United States Treasury Bonds
Nov 2007 116.00 Call (678)	USD	678	(64)
Nov 2007 105.00 Put (311)	USD	311	(5)
Nov 2007 106.00 Put (1,041)	USD	1,041	(16)
Nov 2007 107.00 Put (440)	USD	440	(14)

United States Treasury Notes 2 Year Futures
Nov 2007 104.00 Call (198)	USD	396	(19)
5 Year Futures
Nov 2007 109.00 Call (126)	USD	126	(8)
10 Year Futures
Nov 2007 112.00 Call (560)	USD	560	(79)
Nov 2007 106.00 Put (818)	USD	818	(13)
Nov 2007 107.00 Put (16)	USD	16	(1)

Total Liability for Options Written (premiums received $1,549)			(1,176)

See accompanying notes which are an integral part of the financial statements.

118	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

American International Group	JP Morgan	USD	1,100	0.050%		12/20/07	—
Anadarko Petroleum Corp.	Goldman Sachs	USD	200	0.150%		03/20/08	—
Argentina Government International Bond	Deutsche Bank	USD	720	(4.984%	)	09/20/12	34
Argentina Government International Bond	Deutsche Bank	USD	730	(4.786%	)	09/20/12	30
Argentina Government International Bond	JP Morgan	USD	630	(5.055%	)	09/20/12	31
Argentina Government International Bond	Lehman Brothers	USD	1,600	1.700%		08/20/08	14
Brazilian Government International Bond	Citibank	USD	1,500	(1.500%	)	08/20/11	41
Brazilian Government International Bond	Lehman Brothers	USD	1,400	1.980%		03/20/16	85
Chesapeake Energy Corp.	Lehman Brothers	USD	2,000	0.750%		09/20/08	8
Countrywide Home Loans	Lehman Brothers	USD	1,890	0.480%		06/20/12	(249)
Countrywide Home Loans	Lehman Brothers	USD	1,123	(0.710%	)	06/20/17	(168)
Dow Jones CDS Emerging Markets Index	Lehman Brothers	USD	2,000	1.750%		12/20/12	27
Dow Jones CDX High Volatility Index	Citibank	USD	500	2.144%		06/20/12	5
Dow Jones CDX High Volatility Index	Merrill Lynch	USD	1,000	1.833%		06/20/12	(3)
Dow Jones CDX High Volatility Index	Morgan Stanley	USD	1,000	2.080%		06/20/12	8
Ford Motor Corp. Capital Trust II	Lehman Brothers	USD	500	1.100%		03/20/08	(2)
Ford Motor Credit Co.	Goldman Sachs	USD	100	3.850%		09/20/12	(3)
Ford Motor Credit Co.	Lehman Brothers	USD	475	1.200%		03/20/08	(1)
Ford Motor Credit Co.	Lehman Brothers	USD	240	2.200%		03/20/08	—
Gaz Capital for Gazprom	HSBC	USD	100	0.970%		11/20/08	—
Gaz Capital for Gazprom	JP Morgan	USD	1,500	0.415%		11/20/07	3
General Motors Acceptance Corp.	Lehman Brothers	USD	400	3.600%		09/20/08	—
General Motors Acceptance Corp.	Lehman Brothers	USD	900	1.680%		09/20/08	(19)
General Motors Acceptance Corp.	Merrill Lynch	USD	1,000	1.850%		09/20/09	(42)
General Motors Corp.	Lehman Brothers	USD	1,000	2.300%		09/20/08	(3)
General Motors Corp.	Chase Securities Inc.	USD	200	(4.550%	)	12/20/12	(3)
General Motors Corp.	Citibank	USD	300	4.630%		12/20/12	(3)
IAC/InterActiveCorp	Lehman Brothers	USD	555	(1.350%	)	09/20/12	5
Indonesia Government International Bond	Lehman Brothers	USD	100	0.400%		12/20/08	—
International Paper Company	Lehman Brothers	USD	1,330	(0.340%	)	06/20/12	(3)
Kazkommerts International BV	Morgan Stanley	USD	700	4.250%		10/20/12	(14)
Lehman Brothers	Barclays Bank PLC	USD	300	0.190%		09/20/08	(2)
Lehman Brothers	JP Morgan	USD	300	0.300%		09/20/08	(2)
Lyondell Chemical Co.	Lehman Brothers	USD	625	0.500%		09/20/12	(93)
Lyondell Chemical Co.	Lehman Brothers	USD	450	4.900%		09/20/12	10
Masco Corporation	Lehman Brothers	USD	725	(0.820%	)	09/20/12	—
Masco Corporation	Lehman Brothers	USD	730	(0.800%	)	09/20/12	(1)
MeadWestvaco Corp.	Lehman Brothers	USD	365	(4.000%	)	09/20/12	(2)
MediaCom LLC	Lehman Brothers	USD	1,000	1.200%		03/20/08	(4)
Mexico Government International Bond	JP Morgan	USD	200	0.920%		03/20/16	5
Mexico Government International Bond	Lehman Brothers	USD	380	(0.490%	)	12/20/12	—
Mexico Government International Bond	Lehman Brothers	USD	380	(0.630%	)	12/20/12	3
Pitney Bowes Inc.	Lehman Brothers	USD	695	(0.220%	)	09/20/12	1
Residential Capital LLC	Lehman Brothers	USD	200	5.000%		09/20/08	(20)
Russia Government International Bond	Morgan Stanley	USD	100	0.245%		06/20/08	—

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	119

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Credit Default Swap Contracts
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $
Sunguard Data Systems	Lehman Brothers	USD	2,000	3.500%		09/20/12	13
Talisman Energy Inc.	Lehman Brothers	USD	590	(0.510%	)	09/20/12	4
The Neiman Marcus Group	Lehman Brothers	USD	1,000	1.100%		09/20/08	5
Univision Communications Inc.	Lehman Brothers	USD	2,000	1.750%		12/20/08	17
Usani LLC	Lehman Brothers	USD	555	(1.380%	)	09/20/12	(8)
Usani LLC	Lehman Brothers	USD	725	(5.000%	)	09/20/12	(17)
Verizon Communications Inc.	Lehman Brothers	USD	2,235	(0.180%	)	06/20/12	(2)
Weyerhaeuser Company	Lehman Brothers	USD	725	(0.700%	)	09/20/12	—

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($16)							(315)

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	12,100	5.473%	Three Month LIBOR	06/14/11	464
Bank of America	USD	4,000	5.458%	Three Month LIBOR	06/14/16	193
Bank of America	USD	2,500	5.628%	Three Month LIBOR	06/16/36	136
Bank of America	USD	2,000	5.000%	Three Month LIBOR	12/19/22	(52)
Bank of America	CAD	3,620	Three Month LIBOR	4.967%	05/30/10	(24)
Bank of America	CAD	2,270	4.955%	Three Month LIBOR	05/30/13	21
Bank of America	CAD	310	Three Month LIBOR	4.990%	05/30/38	1
Bank of America	USD	17,100	5.000%	Three Month LIBOR	12/19/12	134
Bank of America	USD	10,300	5.000%	Three Month LIBOR	12/19/12	81
Bank of America	USD	3,000	5.000%	Three Month LIBOR	12/19/12	23
Bank of America	USD	7,600	Three Month LIBOR	5.000%	12/19/14	(18)
Bank of America	USD	2,700	5.250%	Three Month LIBOR	12/19/22	(1)
Barclays Bank PLC	EUR	11,670	Six Month LIBOR	4.500%	12/19/09	20
Barclays Bank PLC	EUR	4,000	4.500%	Six Month LIBOR	12/19/12	(13)
Barclays Bank PLC	EUR	2,020	4.500%	Six Month LIBOR	12/19/12	(6)
Barclays Bank PLC	EUR	7,150	4.250%	Six Month LIBOR	07/20/16	(693)
Barclays Bank PLC	EUR	4,000	4.500%	Six Month LIBOR	12/19/17	(72)
Barclays Bank PLC	EUR	1,350	Six Month LIBOR	4.500%	12/19/17	24
Barclays Bank PLC	EUR	270	Six Month LIBOR	4.500%	12/19/17	5
Barclays Bank PLC	EUR	670	Six Month LIBOR	4.500%	12/19/17	12
Barclays Bank PLC	EUR	720	Six Month LIBOR	4.500%	12/19/17	13
Barclays Bank PLC	EUR	2,610	Six Month LIBOR	4.500%	12/19/17	47
Barclays Bank PLC	EUR	1,240	4.500%	Six Month LIBOR	12/19/37	(86)
Barclays Bank PLC	EUR	790	Six Month LIBOR	4.500%	12/19/37	55
Barclays Bank PLC	EUR	1,590	Six Month LIBOR	4.500%	12/19/37	—
Barclays Bank PLC	GBP	400	6.000%	Six Month LIBOR	03/20/09	2
Barclays Bank PLC	GBP	2,400	Six Month LIBOR	5.750%	12/19/12	(39)
Barclays Bank PLC	GBP	2,500	5.750%	Six Month LIBOR	12/19/12	40
Barclays Bank PLC	GBP	2,950	5.750%	Six Month LIBOR	12/19/12	48
Barclays Bank PLC	GBP	2,890	Six Month LIBOR	5.750%	12/19/12	(47)

See accompanying notes which are an integral part of the financial statements.

120	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Barclays Bank PLC	GBP	1,450	Six Month LIBOR	5.750%	12/19/12	(23)
Barclays Bank PLC	GBP	360	5.500%	Six Month LIBOR	12/19/17	7
Barclays Bank PLC	GBP	2,040	Six Month LIBOR	4.750%	12/19/37	58
Barclays Bank PLC	GBP	1,100	4.750%	Six Month LIBOR	12/19/37	(29)
Barclays Bank PLC	GBP	550	4.750%	Six Month LIBOR	12/19/37	(16)
Barclays Bank PLC	JPY	1,196,000	Six Month LIBOR	1.750%	12/19/14	(156)
Barclays Bank PLC	JPY	40,000	2.000%	Six Month LIBOR	12/19/17	6
Barclays Bank PLC	SEK	115,000	Three Month LIBOR	4.500%	12/19/17	482
Barclays Bank PLC	SEK	17,000	Three Month LIBOR	4.500%	12/19/17	71
Barclays Bank PLC	SEK	13,000	4.500%	Three Month LIBOR	12/19/17	(51)
Barclays Bank PLC	SEK	3,000	4.500%	Three Month LIBOR	12/19/17	(12)
Barclays Bank PLC	SEK	6,000	4.500%	Three Month LIBOR	12/19/17	(24)
Barclays Bank PLC	SEK	7,000	4.500%	Three Month LIBOR	12/19/17	(28)
Barclays Bank PLC	SEK	25,000	4.500%	Three Month LIBOR	12/19/17	(99)
Barclays Bank PLC	USD	900	5.000%	Three Month LIBOR	12/19/12	7
Bear Stearns	USD	6,300	5.000%	Three Month LIBOR	12/19/12	49
Bear Stearns	USD	6,900	Three Month LIBOR	5.282%	08/20/14	(135)
Bear Stearns	USD	24,800	5.000%	Three Month LIBOR	12/19/14	58
Bear Stearns	USD	15,400	Three Month LIBOR	5.000%	12/19/14	(36)
Bear Stearns	USD	10,900	Three Month LIBOR	5.000%	12/19/14	(26)
Bear Stearns	USD	800	5.250%	Three Month LIBOR	12/19/17	14
Bear Stearns	USD	800	Three Month LIBOR	5.250%	12/19/27	1
Bear Stearns	USD	3,000	5.250%	Three Month LIBOR	12/19/37	(45)
BNP Paribas	EUR	900	2.090%	Consumer Price Index (France)	10/15/10	17
Citibank	EUR	11,680	Six Month LIBOR	4.500%	12/19/09	20
Citibank	EUR	11,680	Six Month LIBOR	4.500%	12/19/09	20
Citibank	EUR	1,250	4.500%	Six Month LIBOR	12/19/37	(86)
Citibank	GBP	2,410	5.750%	Six Month LIBOR	12/19/12	39
Citibank	GBP	1,030	5.750%	Six Month LIBOR	12/19/12	17
Citibank	JPY	1,487,000	Six Month LIBOR	1.750%	12/19/14	(194)
Citibank	JPY	555,000	Six Month LIBOR	1.750%	12/19/14	(72)
Citibank	JPY	557,000	1.750%	Six Month LIBOR	12/19/14	73
Citibank	JPY	153,000	Six Month LIBOR	1.750%	12/19/14	(20)
Citibank	USD	9,200	Three Month LIBOR	5.000%	12/19/14	(22)
Citibank	JPY	660,000	2.000%	Six Month LIBOR	12/19/17	101
Citibank	JPY	28,000	Six Month LIBOR	2.000%	12/19/17	(4)
Citigroup Global Markets Inc.	EUR	930	Six Month LIBOR	4.500%	12/19/09	2
Citigroup Global Markets Inc.	GBP	2,500	Six Month LIBOR	5.750%	12/19/12	(40)
Citigroup Global Markets Inc.	JPY	255,000	Six Month LIBOR	1.750%	12/19/14	(33)
Citigroup Global Markets Inc.	JPY	544,000	1.750%	Six Month LIBOR	12/19/14	71
Credit Suisse First Boston	EUR	35,960	4.500%	Six Month LIBOR	12/19/09	(61)
Credit Suisse First Boston	EUR	13,250	Six Month LIBOR	4.500%	12/19/12	42
Credit Suisse First Boston	EUR	8,050	4.500%	Six Month LIBOR	12/19/17	(146)
Credit Suisse First Boston	EUR	490	Six Month LIBOR	4.500%	12/19/17	9
Credit Suisse First Boston	EUR	1,060	Six Month LIBOR	4.500%	12/19/17	19
Credit Suisse First Boston	EUR	260	Six Month LIBOR	4.500%	12/19/17	5

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	121

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Credit Suisse First Boston	EUR	4,110	Six Month LIBOR	4.500%	12/19/17	74
Credit Suisse First Boston	EUR	4,100	Six Month LIBOR	4.500%	12/19/17	74

Credit Suisse First Boston	EUR	470	Six Month LIBOR	4.500%	12/19/17	9
Credit Suisse First Boston	EUR	1,400	4.500%	Six Month LIBOR	12/19/17	(25)
Credit Suisse First Boston	EUR	3,630	4.500%	Six Month LIBOR	12/19/37	(251)
Credit Suisse First Boston	EUR	4,230	Six Month LIBOR	4.500%	12/19/37	293
Credit Suisse First Boston	EUR	2,150	4.500%	Six Month LIBOR	12/19/37	(149)
Credit Suisse First Boston	EUR	2,140	4.500%	Six Month LIBOR	12/19/37	(148)
Credit Suisse First Boston	EUR	1,240	4.500%	Six Month LIBOR	12/19/37	(86)
Credit Suisse First Boston	GBP	1,400	Six Month LIBOR	4.750%	12/19/37	40
Credit Suisse First Boston	GBP	650	Six Month LIBOR	4.750%	12/19/37	18
Credit Suisse First Boston	GBP	400	4.750%	Six Month LIBOR	12/19/37	(7)
Credit Suisse First Boston	SEK	30,000	Three Month LIBOR	4.500%	12/19/17	126
Credit Suisse First Boston	SEK	5,000	4.500%	Three Month LIBOR	12/19/17	(20)
Credit Suisse First Boston	SEK	10,000	4.500%	Three Month LIBOR	12/19/17	(39)
Credit Suisse First Boston	SEK	2,000	4.500%	Three Month LIBOR	12/19/17	(8)
Credit Suisse First Boston	SEK	4,000	4.500%	Three Month LIBOR	12/19/17	(16)
Credit Suisse First Boston	USD	1,200	5.250%	Three Month LIBOR	12/19/17	13
Credit Suisse First Boston	USD	700	5.000%	Three Month LIBOR	12/19/17	(6)
Deutsche Bank	AUD	9,660	6.500%	Six Month LIBOR	12/19/12	(289)
Deutsche Bank	AUD	10,540	Six Month LIBOR	6.500%	12/19/12	333
Deutsche Bank	EUR	1,700	5.000%	Six Month LIBOR	12/19/09	20
Deutsche Bank	EUR	1,130	Six Month LIBOR	4.500%	12/19/17	20
Deutsche Bank	EUR	4,520	4.500%	Six Month LIBOR	12/19/17	(82)
Deutsche Bank	EUR	1,050	Six Month LIBOR	4.500%	12/19/17	19
Deutsche Bank	EUR	550	Six Month LIBOR	4.500%	12/19/37	38
Deutsche Bank	EUR	1,200	4.500%	Six Month LIBOR	12/19/37	(83)
Deutsche Bank	GBP	100	6.000%	Six Month LIBOR	12/20/08	—
Deutsche Bank	JPY	50,000	1.500%	Six Month LIBOR	12/19/12	4
Deutsche Bank	JPY	805,000	1.750%	Six Month LIBOR	12/19/14	115
Deutsche Bank	JPY	806,000	Six Month LIBOR	2.000%	12/19/17	(142)
Deutsche Bank	JPY	80,000	2.000%	Six Month LIBOR	12/19/17	12
Deutsche Bank	SEK	17,000	Three Month LIBOR	4.500%	12/19/17	71
Deutsche Bank	SEK	10,000	4.500%	Three Month LIBOR	12/19/17	(39)
Deutsche Bank	USD	7,000	5.000%	Three Month LIBOR	12/19/09	62
Deutsche Bank	USD	11,500	5.000%	Three Month LIBOR	12/19/12	90
Deutsche Bank	USD	11,300	5.250%	Three Month LIBOR	12/19/17	126
Deutsche Bank	USD	1,800	5.250%	Three Month LIBOR	12/19/17	28
Deutsche Bank	USD	200	5.000%	Three Month LIBOR	12/19/22	(5)
Deutsche Bank	USD	1,800	Three Month LIBOR	5.250%	12/19/27	4
Deutsche Bank	USD	2,100	5.000%	Three Month LIBOR	12/19/37	(110)
Goldman Sachs	EUR	300	4.000%	Six Month LIBOR	03/20/09	(2)
Goldman Sachs	GBP	5,300	6.000%	Six Month LIBOR	06/19/09	42
Goldman Sachs	GBP	800	6.000%	Six Month LIBOR	12/19/09	9
Goldman Sachs	GBP	400	Six Month LIBOR	5.500%	12/15/36	(78)
Goldman Sachs	GBP	100	Six Month LIBOR	5.000%	12/19/37	(5)

See accompanying notes which are an integral part of the financial statements.

122	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Interest Rate Swap Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Goldman Sachs	USD	4,320	4.987%	Three Month LIBOR	05/02/12	—

JP Morgan	USD	9,300	5.000%	Three Month LIBOR	12/19/10	98
JP Morgan	USD	8,500	5.000%	Three Month LIBOR	06/20/12	56
JP Morgan	USD	6,700	Three Month LIBOR	5.000%	12/19/12	(52)
JP Morgan	USD	3,300	Three Month LIBOR	5.000%	12/19/12	(26)
JP Morgan	USD	51,200	5.000%	Three Month LIBOR	12/19/14	120
JP Morgan	USD	20,400	Three Month LIBOR	5.000%	12/19/14	(48)
JP Morgan	USD	18,700	5.000%	Three Month LIBOR	12/19/14	44
JP Morgan	USD	5,800	5.250%	Three Month LIBOR	12/19/22	(2)
Lehman Brothers	GBP	4,100	4.500%	Six Month LIBOR	09/20/09	(192)
Lehman Brothers	JPY	809,000	1.188%	Six Month LIBOR	12/17/10	—
Lehman Brothers	JPY	513,000	Six Month LIBOR	1.709%	12/17/15	—
Lehman Brothers	JPY	174,000	2.000%	Six Month LIBOR	12/19/17	27
Lehman Brothers	JPY	104,000	2.648%	Six Month LIBOR	12/17/38	—
Lehman Brothers	USD	6,700	5.335%	Three Month LIBOR	05/22/17	214
Lehman Brothers	USD	5,000	5.371%	Three Month LIBOR	05/23/17	174
Lehman Brothers	USD	10,500	5.336%	Three Month LIBOR	05/24/17	336
Lehman Brothers	USD	9,450	5.403%	Three Month LIBOR	05/25/17	353
Lehman Brothers	USD	12,300	5.440%	Three Month LIBOR	05/29/17	493
Merrill Lynch	GBP	5,600	4.500%	Six Month LIBOR	09/20/09	(270)
Merrill Lynch	GBP	100	Six Month LIBOR	4.000%	12/15/35	8
Merrill Lynch	GBP	970	Six Month LIBOR	4.750%	12/19/37	28
Morgan Stanley	USD	100	5.000%	Three Month LIBOR	12/19/37	(5)
Royal Bank of Scotland	GBP	1,500	6.000%	Six Month LIBOR	06/19/09	12
Royal Bank of Scotland	USD	8,200	5.000%	Three Month LIBOR	12/19/09	73
Royal Bank of Scotland	GBP	3,720	5.750%	Six Month LIBOR	12/19/10	20
Royal Bank of Scotland	USD	3,000	Three Month LIBOR	5.000%	12/19/12	23
Royal Bank of Scotland	GBP	200	Six Month LIBOR	4.000%	12/15/36	58
Royal Bank of Scotland	GBP	100	Six Month LIBOR	5.500%	12/15/36	(19)
Royal Bank of Scotland	USD	6,700	5.000%	Three Month LIBOR	12/19/17	(56)
UBS	AUD	7,000	7.000%	Three Month LIBOR	09/15/09	(22)
UBS	BRL	1,700	10.575%	Brazil Interbank Deposit Rate	01/02/12	(27)
UBS	EUR	5,880	Six Month LIBOR	4.500%	12/19/12	19
UBS	GBP	1,900	5.750%	Six Month LIBOR	12/19/10	10
UBS	GBP	1,920	5.750%	Six Month LIBOR	12/19/10	10
UBS	GBP	800	Six Month LIBOR	5.750%	12/19/10	(4)
UBS	GBP	3,220	Six Month LIBOR	5.750%	12/19/10	(17)
UBS	GBP	1,760	Six Month LIBOR	5.750%	12/19/10	(10)
UBS	GBP	1,760	Six Month LIBOR	5.750%	12/19/10	(10)
UBS	GBP	4,210	5.750%	Six Month LIBOR	12/19/12	68
UBS	GBP	3,890	5.750%	Six Month LIBOR	12/19/12	63
UBS	JPY	544,000	1.750%	Six Month LIBOR	12/19/14	70

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($5,311)						1,765

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	123

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counter Party	Notional Amount		Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $

CMBS AAA 10 Year Index	Bank of America	USD	3,000	CMBS AAA 10 Year Index minus 0.100%	12/31/07	(34)
CMBS AAA 10 Year Index	Bank of America	USD	1,300	CMBS AAA 10 Year Index minus 0.075%	01/31/08	(14)
CMBS AAA 10 Year Index	Bank of America	USD	5,000	CMBS AAA 10 Year Index minus 0.500%	01/31/08	57
CMBS AAA 10 Year Index	Bank of America	USD	1,500	CMBS AAA 10 Year Index minus 0.100%	02/29/08	(17)
CMBS AAA 10 Year Index	Deutsche Bank	USD	2,000	CMBS AAA 10 Year Index	11/30/07	(23)
CMBS AAA 10 Year Index	Deutsche Bank	USD	1,200	CMBS AAA 10 Year Index minus 0.500%	01/31/08	16
Turkish Overnight Index Tuibon	Deutsche Bank	TRY	909	Turkish Overnight Index Tuibon plus 0.500%	03/07/12	116
CMBS AAA 10 Year Index	JP Morgan	USD	3,000	CMBS AAA 10 Year Index minus 0.300%	01/31/08	(35)
CMBS AAA 10 Year Index	JP Morgan	USD	1,800	CMBS AAA 10 Year Index plus 0.250%	01/31/08	24
CMBS AAA 10 Year Index	JP Morgan	USD	4,000	CMBS AAA 10 Year Index plus 0.100%	01/31/08	(42)

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts						48

See accompanying notes which are an integral part of the financial statements.

124	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	463	AUD	516	11/08/07	18
USD	1,840	AUD	2,247	12/19/07	247
USD	1,864	AUD	2,268	12/19/07	243
USD	1,943	AUD	2,216	12/19/07	115
USD	2,017	AUD	2,251	12/19/07	74
USD	2,017	AUD	2,260	12/19/07	82
USD	669	AUD	750	12/20/07	28
USD	793	AUD	885	12/20/07	29
USD	334	BRL	643	11/01/07	37
USD	446	BRL	782	11/01/07	6
USD	452	BRL	794	11/01/07	6
USD	452	BRL	794	11/01/07	6
USD	599	BRL	1,074	11/01/07	22
USD	614	BRL	1,090	11/01/07	16
USD	619	BRL	1,090	11/01/07	11
USD	871	BRL	1,528	11/01/07	12
USD	372	BRL	701	11/05/07	33
USD	672	BRL	1,280	11/05/07	67
USD	3,000	BRL	5,454	11/05/07	149
USD	3,086	BRL	5,796	11/05/07	261
USD	130	BRL	230	02/06/08	1
USD	7,264	BRL	13,232	02/06/08	281
USD	102	CAD	101	11/01/07	5
USD	184	CAD	187	11/01/07	13
USD	449	CAD	437	11/01/07	14
USD	478	CAD	478	11/02/07	28
USD	2,019	CAD	2,008	12/19/07	107
USD	2,036	CAD	1,982	12/19/07	63
USD	763	CAD	725	12/20/07	4
USD	1,838	CHF	2,196	12/19/07	64
USD	1,841	CHF	2,199	12/19/07	63
USD	1,843	CHF	2,167	12/19/07	34
USD	1,850	CHF	2,177	12/19/07	36
USD	1,917	CHF	2,235	12/19/07	18
USD	1,943	CHF	2,255	12/19/07	10
USD	2,017	CHF	2,376	12/19/07	41
USD	1,309	EUR	924	11/05/07	30
USD	1,922	EUR	1,352	11/20/07	38
USD	1,841	EUR	1,344	12/19/07	107
USD	1,843	EUR	1,330	12/19/07	84
USD	1,843	EUR	1,333	12/19/07	89
USD	1,856	EUR	1,355	12/19/07	108
USD	1,917	EUR	1,380	12/19/07	83
USD	2,035	EUR	1,434	12/19/07	44
USD	2,036	EUR	1,423	12/19/07	27
USD	2,037	EUR	1,415	12/19/07	15
USD	4,121	EUR	2,893	12/19/07	73

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	5,961	EUR	4,187	12/19/07	108
USD	372	EUR	260	12/20/07	5
USD	496	EUR	346	12/20/07	7
USD	800	EUR	560	12/20/07	11
USD	330	GBP	164	11/01/07	11
USD	36	GBP	18	11/15/07	2
USD	2,019	GBP	992	12/19/07	41
USD	338	GBP	164	12/20/07	2
USD	156	INR	6,532	11/29/07	9
USD	1,390	INR	54,863	11/29/07	3
USD	750	INR	29,633	02/22/08	—
USD	6,279	JPY	724,600	11/06/07	6
USD	404	JPY	46,184	12/19/07	(1)
USD	1,841	JPY	209,183	12/19/07	(17)
USD	1,842	JPY	209,799	12/19/07	(13)
USD	1,844	JPY	209,799	12/19/07	(14)
USD	1,850	JPY	208,367	12/19/07	(33)
USD	2,036	JPY	231,719	12/19/07	(16)
USD	2,036	JPY	233,407	12/19/07	(1)
USD	4,074	JPY	463,429	12/19/07	(34)
USD	4,196	JPY	476,580	01/23/08	(25)
USD	138	KRW	129,486	11/07/07	6
USD	347	KRW	321,913	11/07/07	11
USD	788	KRW	735,863	11/07/07	30
USD	266	KRW	241,289	01/30/08	3
USD	390	KRW	352,463	01/30/08	3
USD	1,302	KRW	1,187,262	01/30/08	21
USD	130	MXN	1,403	01/17/08	1
USD	819	MXN	9,029	01/17/08	22
USD	150	MYR	511	11/07/07	3
USD	151	MYR	511	02/04/08	2
USD	3,278	NOK	17,800	11/06/07	39
USD	1,838	NOK	10,722	12/19/07	158
USD	1,843	NOK	10,722	12/19/07	153
USD	1,850	NOK	10,460	12/19/07	97
USD	1,943	NOK	10,510	12/19/07	14
USD	2,016	NZD	2,625	12/19/07	(2)
USD	4,002	NZD	5,444	12/19/07	175
USD	130	PLN	327	01/17/08	1
USD	1,240	PLN	3,301	01/17/08	79
USD	873	RUB	22,318	12/10/07	30
USD	311	RUB	7,703	01/11/08	1
USD	480	RUB	11,875	01/11/08	—
USD	4,276	SEK	27,794	11/06/07	100
USD	1,839	SEK	12,663	12/19/07	156
USD	1,917	SEK	12,536	12/19/07	58
USD	1,943	SEK	12,515	12/19/07	29

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	125

Russell Investment Company

Fixed Income III Fund

Schedule of Investments, continued — October 31, 2007

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

USD	1,200	SEK	7,684	12/20/07	11
USD	1,997	SGD	2,997	11/09/07	76
USD	266	SGD	383	02/20/08	1
USD	390	SGD	562	02/20/08	1
USD	2,058	SGD	2,997	02/20/08	29
AUD	2,234	USD	2,016	12/19/07	(59)
AUD	2,245	USD	1,843	12/19/07	(242)
AUD	885	USD	789	12/20/07	(33)
BRL	643	USD	366	11/01/07	(5)
BRL	782	USD	408	11/01/07	(44)
BRL	794	USD	414	11/01/07	(45)
BRL	794	USD	416	11/01/07	(43)
BRL	1,074	USD	612	11/01/07	(9)
BRL	1,090	USD	621	11/01/07	(9)
BRL	1,090	USD	621	11/01/07	(9)
BRL	1,528	USD	811	11/01/07	(72)
BRL	13,232	USD	7,339	11/05/07	(302)
BRL	1,074	USD	592	02/06/08	(21)
BRL	1,090	USD	607	02/06/08	(15)
BRL	1,090	USD	612	02/06/08	(10)
CAD	4,400	JPY	521,013	11/06/07	(220)
CAD	4,400	JPY	521,013	11/06/07	82
CAD	725	USD	763	11/01/07	(4)
CAD	1,928	USD	1,943	12/19/07	(99)
CAD	1,991	USD	2,034	12/19/07	(75)
CAD	3,982	USD	4,034	12/19/07	(182)
CAD	325	USD	334	12/20/07	(10)
CHF	2,170	USD	1,843	12/19/07	(37)
CHF	2,215	USD	1,881	12/19/07	(38)
CHF	2,358	USD	2,019	12/19/07	(23)
CHF	2,367	USD	2,018	12/19/07	(32)
CHF	2,577	USD	2,189	12/19/07	(42)
CHF	4,733	USD	4,033	12/19/07	(66)
EUR	116	USD	165	11/01/07	(3)
EUR	174	USD	248	11/01/07	(4)
EUR	4,006	USD	5,650	11/06/07	(152)
EUR	1,799	USD	2,556	11/20/07	(50)
EUR	1,332	USD	1,850	12/19/07	(81)
EUR	1,363	USD	1,944	12/19/07	(31)
EUR	1,363	USD	1,944	12/19/07	(32)
EUR	1,372	USD	1,943	12/19/07	(46)
EUR	2,690	USD	3,676	12/19/07	(223)
EUR	2,856	USD	4,036	12/19/07	(103)
EUR	2,865	USD	4,072	12/19/07	(81)
EUR	2,867	USD	4,034	12/19/07	(122)
GBP	164	USD	339	11/01/07	(2)
GBP	26	USD	54	11/02/07	—

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

GBP	257	USD	517	11/15/07	(16)
GBP	154	USD	311	12/19/07	(8)
GBP	191	USD	391	12/19/07	(6)
GBP	910	USD	1,843	12/19/07	(45)
GBP	917	USD	1,838	12/19/07	(65)
GBP	918	USD	1,839	12/19/07	(67)
GBP	963	USD	1,943	12/19/07	(55)
GBP	965	USD	1,917	12/19/07	(86)
ISK	164,129	USD	2,652	11/06/07	(92)
JPY	48,247	USD	423	12/13/07	2
JPY	222,409	USD	1,943	12/19/07	4
JPY	236,206	USD	2,035	12/19/07	(24)
JPY	438,836	USD	3,834	12/19/07	8
KRW	1,187,262	USD	1,297	11/07/07	(21)
MXN	1,700	USD	158	11/01/07	(1)
MYR	511	USD	151	11/07/07	(3)
NOK	17,800	SEK	21,116	11/06/07	(63)
NOK	17,800	SEK	21,116	11/06/07	72
NOK	10,470	USD	1,843	12/19/07	(107)
NOK	10,699	USD	1,839	12/19/07	(155)
NZD	2,610	USD	1,787	12/19/07	(218)
NZD	2,610	USD	1,781	12/19/07	(223)
NZD	2,673	USD	2,019	12/19/07	(32)
NZD	2,724	USD	2,036	12/19/07	(54)
SEK	11,061	USD	1,720	11/06/07	(21)
SEK	5,760	USD	849	12/11/07	(59)
SGD	2,997	USD	2,047	11/09/07	(26)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					346

See accompanying notes which are an integral part of the financial statements.

126	Fixed Income III Fund

Russell Investment Company

Fixed Income III Fund

Presentation of Portfolio Holdings — October 31, 2007 (Unaudited)

Categories	% of Net Assets

Asset-Backed Securities	10.7
Certificates of Deposit	0.2
Corporate Bonds and Notes	17.3
International Debt	7.3
Loan Agreements	0.9
Mortgage-Backed Securities	53.0
Municipal Bonds	0.2
Non-US Bonds	1.0
United States Government Agencies	1.6
United States Government Treasuries	4.6
Common Stocks	1.0
Preferred Stocks	0.1
Warrants & Rights	—	*
Options Purchased	0.1
Short Term Investments	18.3
Other Securities	9.6

Total Investments	125.9
Other Assets and Liabilities, Net	(25.9)

	100.0

Futures Contracts	0.2
Options Written	(0.1)
Foreign Currency Exchange Contracts	—	*
Index Swap Contracts	—	*
Interest Rate Swap Contracts	0.1
Credit Default Swaps	(—	)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund	127

Russell Investment Company

Institutional Funds

Notes to Schedules of Investments — October 31, 2007

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end. Variable Rate.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect ar period end.
(ö)	Real Estate Investment Trust (REIT).
(m)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into the Fund. See Note 2.
(Ú)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

ADS - American Depositary Share

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

PIC - Payment in Kind

FDIC - Federal Deposit Insurance Company

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

128	Notes to Schedules of Investments

Russell Investment Company

Institutional Funds

Notes to Schedules of Investments, continued — October 31, 2007

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PLN - Polish zloty
AUD - Australian dollar	HUF - Hungarian forint	RUB - Russian ruble
BRL - Brazilian real	ID - Indonesian rupiah	SEK - Swedish krona
CAD - Canadian dollar	ILS - Israeli shekel	SGD - Singapore dollar
CHF - Swiss franc	INR - Indian rupee	SKK - Slovakian koruna
CLP - Chilean peso	ITL - Italian lira	THB - Thai baht
CNY - Chinese renminbi yuan	JPY - Japanese yen	TRL - Turkish lira
COP - Colombian peso	KES - Kenyan schilling	TWD - Taiwanese dollar
CRC - Costa Rica colon	KRW - South Korean won	USD - United States dollar
CZK - Czech koruna	MXN - Mexican peso	VEB - Venezuelan bolivar
DKK - Danish krone	MYR - Malaysian ringgit	VND - Vietnam dong
EGP - Egyptian pound	NZD - New Zealand dollar	ZAR - South African rand
EUR - Euro	PEN - Peruvian nouveau sol
GBP - British pound sterling	PHP - Philippine peso

Notes to Schedules of Investments	129

Russell Investment Company

Institutional Funds

Statements of Assets and Liabilities — October 31, 2007

Amounts in thousands	Equity I Fund

Assets
Investments, at identified cost	$1,875,179
Investments, at market***	2,258,891
Cash	59
Cash (restricted)	—
Foreign currency holdings*	—
Unrealized appreciation on foreign currency exchange contracts	—
Receivables:
Dividends and interest	1,662
Dividends from affiliated money market funds	395
Investments sold	28,022
Fund shares sold	2,389
Foreign taxes recoverable	—
Miscellaneous	—
From Adviser	—
Daily variation margin on futures contracts	1,308
Prepaid expenses	1
Unrealized appreciation on index swap contracts	—
Interest rate swap contracts, at market value*****	—
Credit default swaps, at market value****	—

Total assets	2,292,727

Liabilities
Payables:
Due to Custodian	—
Investments purchased	34,511
Fund shares redeemed	942
Accrued fees to affiliates	1,054
Other accrued expenses	168
Dividends for securities sold short	—
Daily variation margin on futures contracts	—
Deferred tax liability	—
Unrealized depreciation on foreign currency exchange contracts	—
Options written, at market value**	—
Securities sold short, at market value******	—
Payable upon return of securities loaned	234,336
Unrealized depreciation on index swap contracts	—
Interest rate swap contracts, at market value*****	—
Credit default swaps, at market value****	—

Total liabilities	271,011

Net Assets	$2,021,716

See accompanying notes which are an integral part of the financial statements.

130	Statements of Assets and Liabilities

Equity II Fund	Equity Q Fund	International Fund	Fixed Income III Fund

$786,700	$1,780,351	$2,074,722	$1,961,327
869,418	2,068,264	2,598,389	1,964,325
—	—	1,586	572
—	—	6,886	2,226
—	—	6,818	—
—	—	16,661	4,625

243	1,324	3,557	11,786
120	216	594	1,018
7,232	67,209	12,149	109,225
839	2,286	3,610	6,660
—	—	218	—
—	—	26	—
—	—	—	19
451	657	827	1,286
—	1	1	1
—	—	—	213
—	—	—	6,524
—	—	—	349

878,303	2,139,957	2,651,322	2,108,829

—	—	—	494
7,054	69,678	15,921	384,382
1,085	1,149	871	1,456
428	956	1,415	758
119	164	420	210
—	81	—	—
—	—	347	2,380
—	—	52	—
—	—	12,385	4,279
—	—	—	1,176
—	198,987	—	—
257,131	66,264	406,075	139,504
—	—	65	165
—	—	—	4,759
—	—	—	664

265,817	337,279	437,551	540,227

$612,486	$1,802,678	$2,213,771	$1,568,602

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	131

Russell Investment Company

Institutional Funds

Statements of Assets and Liabilities, continued — October 31, 2007

Amounts in thousands	Equity I Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,202
Accumulated net realized gain (loss)	142,823
Unrealized appreciation (depreciation) on:
Investments (International Fund — net of deferred tax liability for foreign capital gains taxes)	383,712
Futures contracts	2,842
Options written	—
Credit default swaps	—
Index swap contracts	—
Interest rate swap contracts	—
Securities sold short	—
Foreign currency-related transactions	—
Shares of beneficial interest	531
Additional paid-in capital	1,490,606

Net Assets	$2,021,716

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class E*******	$38.09
Class E — Net assets	$49,355,161
Class E — Shares outstanding ($.01 par value)	1,295,643
Net asset value per share: Class I*******	$38.08
Class I — Net assets	$1,396,705,509
Class I — Shares outstanding ($.01 par value)	36,679,413
Net asset value per share: Class Y*******	$38.07
Class Y — Net assets	$575,655,124
Class Y — Shares outstanding ($.01 par value)	15,120,926
Amounts in thousands
* Foreign currency holdings - cost	$—
** Premiums received on options written	$—
*** Securities on loan included in investments	$256,723
**** Credit default swap contracts - premiums paid (received)	$—
***** Interest rate swap contracts - premiums paid (received)	$—
****** Proceeds on securities sold short	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

132	Statements of Assets and Liabilities

Equity II Fund	Equity Q Fund	International Fund	Fixed Income III Fund

$2,198	$550	$36,740	$7,314
86,045	145,597	301,177	(7,716)

82,718	287,913	523,615	2,998
529	1,109	5,294	3,211
—	—	—	373
—	—	—	(299)
—	—	(65)	48
—	—	—	7,076
—	(5,544)	—	—
—	—	4,256	350
192	447	388	1,493
440,804	1,372,606	1,342,366	1,553,754

$612,486	$1,802,678	$2,213,771	$1,568,602

$31.79	$40.29	$56.97	$10.53
$38,519,987	$61,842,142	$61,533,058	$18,100,803
1,211,749	1,535,036	1,080,088	1,719,344
$31.98	$40.30	$57.01	$10.51
$480,645,427	$1,369,378,894	$1,792,063,201	$1,415,575,195
15,031,025	33,979,206	31,431,896	134,752,327
$31.98	$40.30	$57.03	$10.51
$93,320,978	$371,457,413	$360,175,102	$134,925,781
2,918,146	9,216,433	6,315,305	12,834,572

$—	$—	$6,834	$8
$—	$—	$—	$1,549
$256,229	$78,674	$401,398	$135,310
$—	$—	$—	$(16)
$—	$—	$—	$(5,311)
$—	$193,443	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	133

Russell Investment Company

Institutional Funds

Statements of Operations — For the Fiscal Year Ended October 31, 2007

Amounts in thousands	Equity I Fund

Investment Income
Dividends	$26,373
Dividends from affiliated money market funds	4,381
Interest	304
Securities lending income	418
Less foreign taxes withheld	—

Total investment income	31,476

Expenses
Advisory fees	9,877
Administrative fees	898
Custodian fees	540
Transfer agent fees - Class E	23
Transfer agent fees - Class I	576
Transfer agent fees - Class Y	23
Professional fees	91
Registration fees	126
Shareholder servicing fees - Class E	116
Trustees’ fees	30
Printing fees	85
Dividends from securities sold short	—
Interest expense from securities sold short	—
Miscellaneous	77

Expenses before reductions	12,462
Expense reductions	(372)

Net expenses	12,090

Net investment income (loss)	19,386

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (International Fund - net of foreign capital gains taxes)	152,493
Futures contracts	10,293
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Securities sold short	—
Foreign currency-related transactions	—

Net realized gain (loss)	162,786

Net change in unrealized appreciation (depreciation) on:
Investments (International Fund - net of deferred tax liability for foreign capital gains taxes)	154,045
Futures contracts	(1,253)
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Securities sold short	—
Foreign currency-related transactions	—

Net change in unrealized appreciation (depreciation)	152,792

Net realized and unrealized gain (loss)	315,578

Net Increase (Decrease) in Net Assets from Operations	$334,964

See accompanying notes which are an integral part of the financial statements.

134	Statements of Operations

Equity II Fund	Equity Q Fund	International Fund	Fixed Income III Fund

$6,113	$29,949	$52,568	$304
1,237	2,023	6,469	10,948
66	126	358	54,042
712	86	1,973	265
—	—	(4,467)	—

8,128	32,184	56,901	65,559

4,353	9,534	14,266	5,817
311	867	1,019	581
452	539	2,129	788
20	29	26	9
474	598	786	454
5	17	18	5
49	80	135	67
60	105	106	208
98	149	140	43
10	29	34	19
33	74	84	48
—	1,766	—	—
—	672	—	—
31	73	101	54

5,896	14,532	18,844	8,093
(132)	(352)	(421)	(335)

5,764	14,180	18,423	7,758

2,364	18,004	38,478	57,801

89,576	167,658	302,213	1,280
2,466	4,986	16,146	104
—	—	(416)	(517)
—	—	—	1,830
—	—	(273)	120
—	—	—	(3,296)
—	(15,756)	—	—
—	—	6,871	350

92,042	156,888	324,541	(129)

319	14,236	151,265	(3,426)
(633)	(343)	3,266	2,383
—	—	15	592
—	—	—	(499)
—	—	(27)	152
—	—	—	6,489
—	(1,589)	—	—
—	—	3,936	634

(314)	12,304	158,455	6,325

91,728	169,192	482,996	6,196

$94,092	$187,196	$521,474	$63,997

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	135

Russell Investment Company

Institutional Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Equity I Fund		Equity II Fund
	2007	2006	2007	2006

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,386	$14,550	$2,364	$1,794
Net realized gain (loss)	162,786	66,099	92,042	128,433
Net change in unrealized appreciation (depreciation)	152,792	109,125	(314)	(23,509)

Net increase (decrease) in net assets from operations	334,964	189,774	94,092	106,718

Distributions
From net investment income
Class E	(375)	(307)	—	—
Class I	(13,092)	(9,461)	(541)	(979)
Class Y	(5,658)	(4,443)	(242)	(358)
From net realized gain
Class E	(1,967)	(1,542)	(8,116)	(8,757)
Class I	(49,705)	(34,548)	(92,903)	(120,739)
Class Y	(22,622)	(13,971)	(22,679)	(28,930)

Net decrease in net assets from distributions	(93,419)	(64,272)	(124,481)	(159,763)

Share Transactions
Net increase (decrease) in net assets from share transactions	136,161	314,376	19,538	32,192

Total Net Increase (Decrease) in Net Assets	377,706	439,878	(10,851)	(20,853)

Net Assets
Beginning of period	1,644,010	1,204,132	623,337	644,190

End of period	$2,021,716	$1,644,010	$612,486	$623,337

Undistributed (overdistributed) net investment income included in net assets	$1,202	$941	$2,198	$581

See accompanying notes which are an integral part of the financial statements.

136	Statements of Changes in Net Assets

Equity Q Fund		International Fund		Fixed Income III Fund
2007	2006	2007	2006	2007	2006

$18,004	$18,255	$38,478	$38,177	$57,801	$32,577
156,888	119,053	324,541	323,633	(129)	(6,743)
12,304	86,596	158,455	76,974	6,325	11,235

187,196	223,904	521,474	438,784	63,997	37,069

(485)	(474)	(1,423)	(687)	(765)	(398)
(13,875)	(12,725)	(43,118)	(21,365)	(48,727)	(28,003)
(4,295)	(4,668)	(11,524)	(12,155)	(5,610)	(2,633)

(4,085)	(1,148)	(5,123)	—	—	(27)
(86,826)	(25,033)	(142,647)	—	—	(1,689)
(28,301)	(8,385)	(37,641)	—	—	(129)

(137,867)	(52,433)	(241,476)	(34,207)	(55,102)	(32,879)

101,510	86,706	83,580	(310,853)	698,789	246,305

150,839	258,177	363,578	93,724	707,684	250,495

1,651,839	1,393,662	1,850,193	1,756,469	860,918	610,423

$1,802,678	$1,651,839	$2,213,771	$1,850,193	$1,568,602	$860,918

$550	$1,181	$36,740	$39,576	$7,314	$3,798

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	137

Russell Investment Company

Institutional Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Equity I Fund
Class E
October 31, 2007	33.51	.29	6.08	6.37	(.28)	(1.51)
October 31, 2006	30.81	.25	3.96	4.21	(.24)	(1.27)
October 31, 2005	27.56	.25	3.24	3.49	(.24)	—
October 31, 2004	25.75	.16	1.82	1.98	(.17)	—
October 31, 2003	21.46	.15	4.28	4.43	(.14)	—
Class I
October 31, 2007	33.49	.37	6.10	6.47	(.37)	(1.51)
October 31, 2006	30.79	.32	3.96	4.28	(.31)	(1.27)
October 31, 2005	27.54	.32	3.24	3.56	(.31)	—
October 31, 2004	25.72	.23	1.82	2.05	(.23)	—
October 31, 2003	21.44	.21	4.26	4.47	(.19)	—
Class Y
October 31, 2007	33.49	.39	6.09	6.48	(.39)	(1.51)
October 31, 2006	30.77	.34	3.98	4.32	(.33)	(1.27)
October 31, 2005	27.53	.31	3.26	3.57	(.33)	—
October 31, 2004	25.72	.25	1.81	2.06	(.25)	—
October 31, 2003	21.43	.23	4.27	4.50	(.21)	—
Equity II Fund
Class E
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)
October 31, 2006	38.43	.02	5.76	5.78	—	(10.05)
October 31, 2005	39.28	(.04)	4.44	4.40	(.06)	(5.19)
October 31, 2004	36.12	.04	3.12	3.16	—	—
October 31, 2003	25.54	.01	10.65	10.66	(.08)	—
Class I
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)
October 31, 2006	38.57	.09	5.79	5.88	(.09)	(10.05)
October 31, 2005	39.39	.04	4.45	4.49	(.12)	(5.19)
October 31, 2004	36.19	.10	3.15	3.25	(.05)	—
October 31, 2003	25.59	.06	10.66	10.72	(.12)	—
Class Y
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)
October 31, 2006	38.58	.12	5.79	5.91	(.12)	(10.05)
October 31, 2005	39.41	.07	4.45	4.52	(.16)	(5.19)
October 31, 2004	36.22	.14	3.14	3.28	(.09)	—
October 31, 2003	25.61	.10	10.67	10.77	(.16)	—

See accompanying notes which are an integral part of the financial statements.

138	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(1.79)	38.09	19.82	49,355.93		.95	.82	112.52
(1.51)	33.51	14.07	43,911.93		.96	.78	98.17
(.24)	30.81	12.70	37,666.92		.96	.83	109.71
(.17)	27.56	7.69	33,143.94		.96	.61	129.94
(.14)	25.75	20.79	32,632.99		.99	.68	115.73

(1.88)	38.08	20.17	1,396,706.68		.70	1.07	112.52
(1.58)	33.49	14.34	1,095,931.71		.73	1.01	98.17
(.31)	30.79	12.97	825,172.69		.73	1.06	109.71
(.23)	27.54	7.99	697,537.71		.72	.84	129.94
(.19)	25.72	21.02	580,055.75		.75	.92	115.73

(1.90)	38.07	20.23	575,655.63		.65	1.12	112.52
(1.60)	33.49	14.48	504,168.64		.66	1.07	98.17
(.33)	30.77	13.00	341,294.65		.67	1.03	109.71
(.25)	27.53	8.07	104,440.63		.65	.92	129.94
(.21)	25.72	21.09	89,546.66		.66	1.00	115.73

(7.01)	31.79	15.98	38,520	1.13	1.15	.17	142.82
(10.05)	34.16	17.91	39,987	1.11	1.14	.07	154.76
(5.25)	38.43	11.53	34,849	1.08	1.11	(.09)	156.39
—	39.28	8.72	80,542	1.09	1.09	.09	125.94
(.08)	36.12	41.88	46,901	1.12	1.12	.04	132.27

(7.05)	31.98	16.21	480,645.93		.95	.38	142.82
(10.14)	34.31	18.17	471,745.91		.94	.27	154.76
(5.31)	38.57	11.77	496,716.87		.91	.12	156.39
(.05)	39.39	8.98	674,280.90		.90	.27	125.94
(.12)	36.19	42.08	606,333.94		.94	.22	132.27

(7.08)	31.98	16.30	93,321.83		.85	.47	142.82
(10.17)	34.32	18.31	111,605.82		.85	.36	154.76
(5.35)	38.58	11.85	112,625.81		.83	.18	156.39
(.09)	39.41	9.05	159,820.79		.79	.37	125.94
(.16)	36.22	42.34	190,066.81		.81	.36	132.27

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	139

Russell Investment Company

Institutional Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Equity Q Fund
Class E
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)
October 31, 2006	35.20	.35	5.02	5.37	(.35)	(.87)
October 31, 2005	32.32	.35	2.88	3.23	(.35)	—
October 31, 2004	30.10	.23	2.24	2.47	(.25)	—
October 31, 2003	24.90	.22	5.18	5.40	(.20)	—
Class I
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)
October 31, 2006	35.20	.44	5.03	5.47	(.44)	(.87)
October 31, 2005	32.32	.44	2.88	3.32	(.44)	—
October 31, 2004	30.10	.30	2.24	2.54	(.32)	—
October 31, 2003	24.89	.27	5.19	5.46	(.25)	—
Class Y
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)
October 31, 2006	35.20	.46	5.02	5.48	(.45)	(.87)
October 31, 2005	32.32	.45	2.88	3.33	(.45)	—
October 31, 2004	30.09	.32	2.25	2.57	(.34)	—
October 31, 2003	24.89	.30	5.17	5.47	(.27)	—
International Fund
Class E
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)
October 31, 2006	40.45	.87	9.87	10.74	(.68)	—
October 31, 2005	35.15	.57	5.41	5.98	(.68)	—
October 31, 2004	31.22	.38	4.29	4.67	(.74)	—
October 31, 2003	24.71	.30	6.59	6.89	(.38)	—
Class I
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)
October 31, 2006	40.47	1.00	9.86	10.86	(.78)	—
October 31, 2005	35.16	.68	5.39	6.07	(.76)	—
October 31, 2004	31.20	.46	4.29	4.75	(.79)	—
October 31, 2003	24.74	.36	6.53	6.89	(.43)	—
Class Y
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)
October 31, 2006	40.47	.92	9.96	10.88	(.79)	—
October 31, 2005	35.17	.68	5.40	6.08	(.78)	—
October 31, 2004	31.21	.45	4.33	4.78	(.82)	—
October 31, 2003	24.75	.38	6.54	6.92	(.46)	—

See accompanying notes which are an integral part of the financial statements.

140	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)		% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(3.17)	40.29	11.11	61,842	1.07	(i)	1.09	.79	121.35
(1.22)	39.35	15.56	56,703.94		(f)	.96	.93	106.45
(.35)	35.20	10.03	46,352.91			.93	1.01	117.34
(.25)	32.32	8.22	47,570.92			.93	.71	102.51
(.20)	30.10	21.76	40,924.94			.94	.80	114.72

(3.27)	40.30	11.40	1,369,379.82		(j)	.84	1.04	121.35
(1.31)	39.36	15.87	1,201,844.70		(g)	.72	1.18	106.45
(.44)	35.20	10.30	1,009,002.66			.69	1.26	117.34
(.32)	32.32	8.46	1,018,806.69			.69	.94	102.51
(.25)	30.10	22.04	822,548.72			.72	1.02	114.72

(3.28)	40.30	11.44	371,457.77		(k)	.79	1.09	121.35
(1.32)	39.36	15.93	393,292.64		(h)	.67	1.23	106.45
(.45)	35.20	10.34	338,308.63			.65	1.30	117.34
(.34)	32.32	8.58	336,836.61			.61	1.05	102.51
(.27)	30.09	22.13	674,326.63			.63	1.10	114.72

(6.47)	56.97	28.47	61,533	1.16		1.18	1.64	108.46
(.68)	50.51	26.84	51,470	1.17		1.19	1.88	83.09
(.68)	40.45	17.19	41,415	1.15		1.18	1.49	80.36
(.74)	35.15	15.20	35,442	1.19		1.20	1.13	81.19
(.38)	31.22	28.33	24,163	1.26		1.26	1.14	79.40

(6.59)	57.01	28.75	1,792,063.91			.93	1.87	108.46
(.78)	50.55	27.17	1,420,218.91			.93	2.15	83.09
(.76)	40.47	17.48	1,127,303.90			.93	1.76	80.36
(.79)	35.16	15.47	915,469.95			.96	1.36	81.19
(.43)	31.20	28.37	597,650	1.06		1.06	1.38	79.40

(6.61)	57.03	28.85	360,175.86			.88	1.98	108.46
(.79)	50.56	27.24	378,505.86			.89	1.99	83.09
(.78)	40.47	17.53	587,751.86			.89	1.76	80.36
(.82)	35.17	15.54	491,855.87			.88	1.35	81.19
(.46)	31.21	28.51	567,878.96			.96	1.45	79.40

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	141

Russell Investment Company

Institutional Funds

Financial Highlights, continued — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Fixed Income III Fund
Class E
October 31, 2007	10.48	.50	.01	.51	(.46)	—
October 31, 2006	10.44	.45	.04	.49	(.42)	(.03)
October 31, 2005	10.70	.35	(.21)	.14	(.32)	(.08)
October 31, 2004	10.67	.28	.31	.59	(.38)	(.18)
October 31, 2003	10.11	.38	.52	.90	(.34)	—
Class I
October 31, 2007	10.46	.52	.02	.54	(.49)	—
October 31, 2006	10.43	.47	.03	.50	(.44)	(.03)
October 31, 2005	10.69	.38	(.22)	.16	(.34)	(.08)
October 31, 2004	10.65	.30	.32	.62	(.40)	(.18)
October 31, 2003	10.09	.40	.52	.92	(.36)	—
Class Y
October 31, 2007	10.46	.52	.02	.54	(.49)	—
October 31, 2006	10.43	.64	(.13)	.51	(.45)	(.03)
October 31, 2005 (1)	10.74	.14	(.26)	(.12)	(.19)	—

See accompanying notes which are an integral part of the financial statements.

142	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)

(.46)	10.53	4.99	18,101.93		.96	4.69	697.71
(.45)	10.48	4.81	15,119.92		.96	4.27	270.24
(.40)	10.44	1.37	9,268.93		.95	3.32	197.66
(.56)	10.70	5.65	7,489.96		.96	2.64	195.68
(.34)	10.67	9.05	6,481	1.00	1.00	3.61	266.11

(.49)	10.51	5.27	1,415,575.67		.70	4.97	697.71
(.47)	10.46	4.95	744,559.70		.73	4.51	270.24
(.42)	10.43	1.65	560,896.69		.71	3.55	197.66
(.58)	10.69	5.99	461,966.72		.72	2.85	195.68
(.36)	10.65	9.27	297,726.78		.78	3.83	266.11

(.49)	10.51	5.30	134,926.63		.66	5.01	697.71
(.48)	10.46	5.03	101,240.63		.67	4.60	270.24
(.19)	10.43	(1.15)	40,259.64		.67	3.74	197.66

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	143

Russell Investment Company

Institutional Funds

Notes to Financial Highlights — October 31, 2007

(1)	For the period June 23, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.
(f)	The annualized net expense ratio is 0.93% not including the dividends from securities sold short as contractually agreed by the Adviser.
(g)	The annualized net expense ratio is 0.69% not including the dividends from securities sold short as contractually agreed by the Adviser.
(h)	The annualized net expense ratio is 0.63% not including the dividends from securities sold short as contractually agreed by the Adviser.
(i)	The annualized net expense ratio is 0.93% not including the dividends from securities sold short as contractually agreed by the Adviser.
(j)	The annualized net expense ratio is 0.68% not including the dividends from securities sold short as contractually agreed by the Adviser.
(k)	The annualized net expense ratio is 0.64% not including the dividends from securities sold short as contractually agreed by the Adviser.

See accompanying notes which are an integral part of the financial statements.

144	Notes to Financial Highlights

Russell Investment Company

Institutional Funds

Notes to Financial Statements — October 31, 2007

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 32 different investment portfolios referred to as Funds. These financial statements report on five of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002, as amended. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures, including market value procedures, fair value procedures and pricing services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Investment Management Company (“RIMCo”).

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

Notes to Financial Statements	145

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have of the Funds’ net assets and results of operations.

146	Notes to Financial Statements

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and December	Equity I, Equity Q and Fixed Income III Funds
Annually	Mid-December	Equity II and International Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo (“Adviser”). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Funds presented herein offer the following classes of shares: Class E, Class I, and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Notes to Financial Statements	147

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

Capital Gains Taxes

The International Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability of $52,607 in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes of $53,471 are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds may pursue its strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging is also used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Fund’s investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). From time to time the International and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2007 are presented on the Schedule of Investments for the applicable Funds.

Forward Commitments

Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Fixed Income III Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified

148	Notes to Financial Statements

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2007, the Fixed Income III Fund had $11,566 in unfunded loan commitments.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the International Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2007, the International Fund and Fixed Income III Fund had cash collateral balances of $6,886,279 and $2,225,735, respectively, in connection with futures contracts purchased (sold).

Notes to Financial Statements	149

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

The Fixed Income III and International Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are a counterparty agreement and can be customized to meet each party’s needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Short Sales

The Equity Q Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker.

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Notes to Financial Statements, continued — October 31, 2007

The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of section 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). As of October 31, 2007, $625,420,546 was held as collateral.

Mortgage-Related and Other Asset-Backed Securities

The Fixed Income III Fund may invest in mortgage or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

The Fixed Income III Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended October 31, 2007, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Equity I	$2,002,872,132	$1,914,432,401
Equity II	849,989,589	953,656,458
Equity Q	2,187,492,241	2,217,229,173
International	2,048,835,800	2,177,135,854
Fixed Income III	6,636,110,251	6,147,258,542

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) for the Fixed Income III Fund totaled $945,137,829 and $1,036,773,975 respectively, for the period ended October 31, 2007.

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Notes to Financial Statements, continued — October 31, 2007

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2007 for the following Funds were as follows:

	International Fund		Fixed Income III Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2006	214	$968,061	410	$654,309
Opened	1,334	5,813,527	40,102	14,137,696
Closed	(1,548)	(6,781,588)	(33,240)	(12,222,264)
Expired	—	—	(3,073)	(1,020,443)

Outstanding October 31, 2007	—	$—	4,199	$1,549,298

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of October 31, 2007, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding

Equity I Fund	$27,688,031	Pool of US Government Securities
Equity II Fund	3,655,409	Pool of US Government Securities
Equity Q Fund	7,468,986	Pool of US Government Securities
International Fund	8,096,168	Pool of US Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period ended October 31, 2007, the Fund’s custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

Funds	Amount Paid

Equity I	$13,191
Equity II	7,714
Equity Q	4,906
International	13,579
Fixed Income III	102,382

152	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2007

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company’s securities lending program in the Investment Company’s Money Market Fund (one of the Funds of the Investment Company not presented herein). As of October 31, 2007, $514,461,187 of the Money Market Fund’s net assets represents investment by the Funds.

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below. The advisory and administrative fees are payable monthly and total $43,846,875. and $3,676,271 respectively, for the period ended October 31, 2007.

	Annual Rate
Funds	Adviser	Administrator
Equity I	.55%	.05%
Equity II	.70	.05
Equity Q	.55	.05
International	.70	.05
Fixed Income III	.50	.05

For the Equity I, Equity II, Equity Q, International, and Fixed Income III Funds, RIMCo has contractually agreed to waive 0.02% of its administrative fees. The waivers for the period ended October 31, 2007 were as follows:

Funds	Amount Waived
Equity I	$359,174
Equity II	124,381
Equity Q	346,678
International	407,612
Fixed Income III	232,647

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2007 were $3,062,596.

Shareholder Servicing

The Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class E shares on an annual basis.

Brokerage Commissions

The Funds will effect transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, or (ii) to execute portfolio securities transactions for the portion of each

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Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds effect certain transactions through BNY ConvergeFX Group — LJR Recapture Services (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

Accrued fees payable to affiliates as of October 31, 2007 were as follows:

	Equity I Fund	Equity II Fund	Equity Q Fund	International Fund	Fixed Income III Fund

Advisory Fees	$929,880	$362,272	$836,148	$1,271,264	$654,886
Administration Fees	50,721	15,526	45,608	54,483	39,293
Shareholder Servicing Fees	10,383	8,131	12,906	13,869	3,826
Transfer Agent Fees	62,440	42,464	61,623	74,856	60,240
Trustee Fees	187	104	148	146	160

	$1,053,611	$428,497	$956,433	$1,414,618	$758,405

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 32 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

The Fixed Income III Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards for October 31, 2014 totaled $2,895,957 for the period ending October 31, 2007.

154	Notes to Financial Statements

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Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

At October 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Equity I Fund	Equity II Fund	Equity Q Fund

Cost of Investments	$1,886,750,065	$789,353,934	$1,789,193,579

Unrealized Appreciation	$408,241,429	$106,011,341	$319,723,347
Unrealized Depreciation	(36,100,375)	(25,947,937)	(40,652,792)

Net Unrealized Appreciation (Depreciation)	$372,141,054	$80,063,404	$279,070,555

Undistributed Ordinary Income	$41,894,954	$29,014,585	$28,368,051
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$116,546,007	$62,412,505	$127,730,354
Tax Composition of Distributions:
Ordinary Income	$33,568,488	$31,237,777	$37,766,963
Long-Term Capital Gains	$59,850,372	$93,243,228	$100,099,634

	International Fund	Fixed Income III Fund

Cost of Investments	$2,095,308,703	$1,962,496,763

Unrealized Appreciation	$526,776,381	$11,666,256
Unrealized Depreciation	(23,695,223)	(9,838,447)

Net Unrealized Appreciation (Depreciation)	$503,081,158	$1,827,809

Undistributed Ordinary Income	$163,916,844	$14,421,201
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$198,800,852	$(2,895,957)
Tax Composition of Distributions:
Ordinary Income	$112,563,504	$55,101,491
Long-Term Capital Gains	$128,912,407	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2007 and October 31, 2006 were as follows:

	Shares		Dollars
Equity I Fund	2007	2006	2007	2006

Class E
Proceeds from shares sold	226	263	$7,867	$8,376
Proceeds from reinvestment of distributions	65	55	2,153	1,712
Payments for shares redeemed	(305)	(231)	(10,662)	(7,368)

Net increase (decrease)	(14)	87	(642)	2,720

Class I
Proceeds from shares sold	9,610	9,825	333,059	312,190
Proceeds from reinvestment of distributions	1,754	1,281	58,436	39,812
Payments for shares redeemed	(7,409)	(5,185)	(258,274)	(165,203)

Net increase (decrease)	3,955	5,921	133,221	186,799

Class Y
Proceeds from shares sold	4,069	5,080	143,003	161,090
Proceeds from reinvestment of distributions	779	587	25,923	18,254
Payments for shares redeemed	(4,783)	(1,702)	(165,344)	(54,487)

Net increase (decrease)	65	3,965	3,582	124,857

Total increase (decrease)	4,006	9,973	$136,161	$314,376

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Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
Equity II Fund	2007	2006	2007	2006

Class E
Proceeds from shares sold	253	255	$7,632	$8,418
Proceeds from reinvestment of distributions	275	276	7,810	8,487
Payments for shares redeemed	(486)	(267)	(14,776)	(9,140)

Net increase (decrease)	42	264	666	7,765

Class I
Proceeds from shares sold	3,301	3,370	99,503	111,637
Proceeds from reinvestment of distributions	3,156	3,732	90,141	115,212
Payments for shares redeemed	(5,176)	(6,231)	(159,018)	(212,586)

Net increase (decrease)	1,281	871	30,626	14,263

Class Y
Proceeds from shares sold	718	703	20,760	23,138
Proceeds from reinvestment of distributions	803	949	22,921	29,288
Payments for shares redeemed	(1,855)	(1,319)	(55,435)	(42,262)

Net increase (decrease)	(334)	333	(11,754)	10,164

Total increase (decrease)	989	1,468	$19,538	$32,192

	Shares		Dollars
Equity Q Fund	2007	2006	2007	2006

Class E
Proceeds from shares sold	300	279	$11,626	$10,343
Proceeds from reinvestment of distributions	114	42	4,268	1,520
Payments for shares redeemed	(320)	(197)	(12,508)	(7,316)

Net increase (decrease)	94	124	3,386	4,547

Class I
Proceeds from shares sold	8,735	7,699	338,225	285,272
Proceeds from reinvestment of distributions	2,494	956	93,386	34,689
Payments for shares redeemed	(7,787)	(6,781)	(302,189)	(250,417)

Net increase (decrease)	3,442	1,874	129,422	69,544

Class Y
Proceeds from shares sold	1,335	2,560	51,414	94,502
Proceeds from reinvestment of distributions	871	359	32,596	13,053
Payments for shares redeemed	(2,982)	(2,536)	(115,308)	(94,940)

Net increase (decrease)	(776)	383	(31,298)	12,615

Total increase (decrease)	2,760	2,381	$101,510	$86,706

156	Notes to Financial Statements

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Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars
International Fund	2007	2006	2007	2006

Class E
Proceeds from shares sold	194	222	$9,669	$10,312
Proceeds from reinvestment of distributions	135	15	6,282	660
Payments for shares redeemed	(267)	(242)	(13,603)	(11,388)

Net increase (decrease)	62	(5)	2,348	(416)

Class I
Proceeds from shares sold	7,653	6,444	382,992	299,460
Proceeds from reinvestment of distributions	3,711	448	172,747	19,185
Payments for shares redeemed	(8,025)	(6,655)	(400,986)	(306,159)

Net increase (decrease)	3,339	237	154,753	12,486

Class Y
Proceeds from shares sold	3,218	2,403	160,123	104,918
Proceeds from reinvestment of distributions	878	241	40,861	10,306
Payments for shares redeemed	(5,267)	(9,682)	(274,505)	(438,147)

Net increase (decrease)	(1,171)	(7,038)	(73,521)	(322,923)

Total increase (decrease)	2,230	(6,806)	$83,580	$(310,853)

	Shares		Dollars
Fixed Income III Fund	2007	2006	2007	2006

Class E
Proceeds from shares sold	568	762	$5,946	$7,952
Proceeds from reinvestment of distributions	67	35	695	357
Payments for shares redeemed	(358)	(241)	(3,738)	(2,496)

Net increase (decrease)	277	556	2,903	5,813

Class I
Proceeds from shares sold	79,354	30,479	828,320	315,658
Proceeds from reinvestment of distributions	4,360	2,658	45,288	27,355
Payments for shares redeemed	(20,166)	(15,729)	(210,718)	(162,997)

Net increase (decrease)	63,548	17,408	662,890	180,016

Class Y
Proceeds from shares sold	2,834	6,022	29,655	62,563
Proceeds from reinvestment of distributions	540	268	5,610	2,762
Payments for shares redeemed	(217)	(471)	(2,269)	(4,849)

Net increase (decrease)	3,157	5,819	32,996	60,476

Total increase (decrease)	66,982	23,783	$698,789	$246,305

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment

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Notes to Financial Statements, continued — October 31, 2007 limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. The International Fund borrowed $14,600,000 from the Money Market fund during the period. Miscellaneous expense on the Statement of Operations for International Fund includes $7,013 paid under the Interfund Lending Program for the period ending October 31, 2007.

8.	Record Ownership

As of October 31, 2007, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

Funds	# of Shareholders	%
Equity I	1	30.0
Equity II	1	37.1
Equity Q	1	34.5
International	1	35.5
Fixed Income III	1	41.6

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Fixed III Fund - 2.5%
AIG SunAmerica Global Financing VI	06/09/04	630,000	104.00	655	647
Allison Transmission	10/11/07	400,000	102.18	409	408
Allison Transmission	10/11/07	200,000	100.22	200	198
American Express Credit Account Master Trust	08/02/07	4,688,798	100.01	4,690	4,683
Bausch & Lomb, Inc.	10/22/07	370,000	101.50	376	381
CIT Mortgage Loan Trust	10/05/07	1,500,000	100.00	1,500	1,500
CIT Mortgage Loan Trust	10/05/07	400,000	100.00	400	400
CIT Mortgage Loan Trust	10/05/07	750,000	100.00	750	750
CVS Lease Pass Through	04/27/07	245,428	100.19	246	241
Capmark Financial Group, Inc.	05/03/07	1,335,000	99.62	1,327	1,092
Capmark Financial Group, Inc.	05/03/07	590,000	99.95	590	530
Catlin Insurance Co., Ltd.	11/01/07	430,000	100.68	433	406
Citic Resources Finance, Ltd.	08/01/07	1,000,000	95.38	954	960
Covidien International Finance SA	10/17/07	440,000	99.86	439	440
Covidien International Finance SA	10/17/07	745,000	99.93	744	755
Covidien International Finance SA	10/17/07	510,000	99.56	508	520

158	Notes to Financial Statements

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Deutsche ALT-A Securities NIM Trust	03/12/07	194,296	99.65	194	188
DG Funding Trust	11/04/03	118	10,587.00	1,249	1,242
Delta Air Lines, Inc.	05/01/07	605,000	100.00	605	581
Drummond Co., Inc.	10/22/07	470,000	94.01	442	442
EEB International, Ltd.	10/24/07	470,000	100.00	470	466
Entergy Gulf States, Inc.	11/30/05	195,000	100.00	195	196
FBG Finance, Ltd.	06/02/05	190,000	99.12	188	185
Farmers Exchange Capital	05/18/07	1,520,000	97.77	1,537	1,545
First Data Corp.	10/16/07	575,000	94.81	545	551
GTL Trade Finance, Inc.	10/17/07	1,120,000	99.78	1,114	1,134
GS Mortgage Securities Corp.	03/19/07	172,059	99.71	172	170
Gaz Capital for Gazprom	11/17/06	300,000	100.00	300	296
Harborview NIM Corp.	03/02/07	110,413	100.00	110	110
Harborview NIM Corp.	03/02/07	101,595	99.81	101	101
LG Electronics, Inc.	06/10/05	130,000	99.25	129	129
Landsbanki Islands HF	10/12/07	910,000	100.00	910	895
Lehman Brothers Floating Commercial Mortgage Trust	02/14/07	516,629	100.00	517	515
Mantis Reef, Ltd.	10/28/03	200,000	100.00	200	199
McLeodUSA, Inc.	10/15/07	655,000	113.14	741	737
Panama Canal Railway Co.	10/29/07	500,000	100.00	500	501
Pemex Project Funding Master Trust	10/17/07	645,000	99.32	641	650
Pemex Project Funding Master Trust	10/17/07	10,000	103.70	10	11
Rabobank Capital Funding II	02/17/05	320,000	100.02	320	306
Resona Preferred Global Securities Cayman, Ltd.	08/17/05	3,345,000	101.47	3,402	3,359
Royal Bank of Scotland Group PLC	09/26/07	1,500,000	100.93	1,509	1,516
Ryerson, Inc.	10/04/07	675,000	104.66	706	694
SMFG Preferred Capital USD 1, Ltd.	12/13/06	200,000	100.00	200	187
Santander Perpetual SA Unipersonal	10/18/07	500,000	100.12	501	498
Symetra Financial Corp.	10/04/07	575,000	99.86	574	586
Systems 2001 AT LLC	01/31/02	112,479	101.74	114	116
TNK-BP Finance SA	10/03/07	205000	101.88	209	200
TNK-BP Finance SA	10/03/07	760,000	99.17	754	760
TNK-BP Finance SA	10/03/07	2,775,000	98.73	2,740	2,738
Tesoro Corp.	10/29/07	500,000	99.38	497	494
Unicredit Luxembourg Finance SA	10/17/07	375,000	100.00	375	374
Washington Mutual Preferred Funding	10/18/07	300,000	100.00	300	228
Washington Mutual Preferred Funding	10/18/07	1,400,000	99.71	1,396	1,386
World Financial Properties	01/08/02	158,663	104.48	166	164
Xlliac Global Funding	08/03/05	240,000	99.80	240	237

					38,598

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

Notes to Financial Statements	159

Russell Investment Company

Institutional Funds

Notes to Financial Statements, continued — October 31, 2007

10.	Dividends

On December 13, 2007, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 18, 2007 to shareholders on record December 14, 2007.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Equity I - Class E	$0.1400	$0.7765	$2.1961
Equity I - Class I	0.1565	0.7765	2.1961
Equity I - Class Y	0.1609	0.7765	2.1961
Equity II - Class E	0.0833	1.4517	3.3729
Equity II - Class I	0.1402	1.4517	3.3729
Equity II - Class Y	0.1714	1.4517	3.3729
Equity Q - Class E	0.1233	0.6684	3.0514
Equity Q - Class I	0.1425	0.6684	3.0514
Equity Q - Class Y	0.1473	0.6684	3.0514
International - Class E	1.4738	2.8402	5.1673
International - Class I	1.5819	2.8402	5.1673
International - Class Y	1.6052	2.8402	5.1673
Fixed Income III - Class E	0.1852	—	—
Fixed Income III - Class I	0.1891	—	—
Fixed Income III - Class Y	0.1903	—	—

160	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity I Fund, Equity II Fund, Equity Q Fund, International Fund, and Fixed Income III Fund (five of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 21, 2007

Report of Independent Registered Public Accounting Firm	161

Russell Investment Company

Institutional Funds

Tax Information — October 31, 2007 (Unaudited)

For the tax year ended October 31, 2007, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2007, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity I Fund	39.1%
Equity II Fund	14.4%
Equity Q Fund	60.4%
International Fund	0.0%
Fixed Income III Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2007:

Equity I Fund	$59,850,372
Equity II Fund	93,216,604
Equity Q Fund	100,099,634
International Fund	128,912,407

Please consult a tax adviser for any questions about federal or state income tax laws.

The International Fund paid foreign taxes of $4,353,937 and recognized $50,002,262 of foreign source income during the taxable year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the International Fund designates $0.1121 per share of foreign taxes paid and $1.2878 of gross income earned from foreign sources in the taxable year ended October 31, 2007.

162	Tax Information

Russell Investment Company

Institutional Funds

Basis for Approval of Investment Advisory Contracts — October 31, 2007 (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 24, 2007. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) RIMCo’s response to questions from the Board concerning the Third-Party Information addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 23, 2007, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 24 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo in accordance with the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may assign specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of

Basis for Approval of Investment Advisory Contracts	163

Russell Investment Company

Institutional Funds

Basis for Approval of Investment Advisory Contracts, continued — October 31, 2007 (Unaudited)

Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Manager in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly manages a portion — up to 10% — of the assets of each of the Equity I Fund, the Equity Q Fund and the International Fund (each a “Participating Fund”) utilizing a select holdings strategy, the actual allocation being determined by each Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Fund since implementation taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in carrying out the select holdings strategy; the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

At the April 24 Board meeting, RIMCo and management discussed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

164	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Institutional Funds

Basis for Approval of Investment Advisory Contracts, continued — October 31, 2007 (Unaudited)

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the year or presented at the April 24 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo. The Board also concluded that the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. The Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 24 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees reviewed with RIMCo the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCo noted, among other things, that institutional clients have fewer administrative needs than the Funds. It was further noted by RIMCo that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the agreement.

At the April 24 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., (“RFD”) the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 24 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2007, to effect a money manager change for the International Fund; (2) at a meeting held on July 23, 2007, to effect a money manager change for the Fixed Income III Fund and the International Fund; (3) at a meeting held on August 28, 2007, to effect a money manager change for the Equity I Fund, the Equity II Fund and the Fixed Income III Fund; at that same meeting, the Board of Trustees received a proposal

Basis for Approval of Investment Advisory Contracts	165

Russell Investment Company

Institutional Funds

Basis for Approval of Investment Advisory Contracts, continued — October 31, 2007 (Unaudited)

from RIMCo to effect a money manager change for the Equity I Fund and the International Fund resulting from a change of control of one of these Funds’ Money Managers; (4) at a meeting held on October 26, 2007, to effect a money manager change for the Equity I Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or RFD, the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2007 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

166	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Institutional Funds

Shareholder Requests for Additional Information — October 31, 2007 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Directors are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Shareholder Requests for Additional Information	167

Russell Investment Company

Institutional Funds

Disclosure of Information about Fund Directors — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
**Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	• President and Chief Executive Officer since 2004 • Trustee since 2007	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, RFD • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	41	None

**	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	41	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee, Principal Investors Fund and Principal Variable Contracts Fund • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	41	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

168	Disclosure of Information about Fund Directors

Russell Investment Company

Institutional Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979–2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	41	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	41	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	41	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	41	• Director, Sparx Japan Fund (investment company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	41	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Directors	169

Russell Investment Company

Institutional Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20–20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	41	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	41	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	41	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	41	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	41	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	41	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

170	Disclosure of Information about Fund Directors

Russell Investment Company

Institutional Funds

Disclosure of Information about Fund Directors, continued — October 31, 2007 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• April 2002-May 2005, Manager, Global Regulatory Policy

• 1998–2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, RIMCo

• Chairman of the Board, President and CEO, RFD

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• Until 2004, Managing Director of Individual Investor Services, FRC

• 2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998 CFO since 2007	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

Disclosure of Information about Fund Directors	171

Russell Investment Company

Institutional Funds

Matter Submitted to a Vote of Shareholders — October 31, 2007 (Unaudited)

There was a Special Meeting in Lieu of Annual Meeting of Shareholders of the Russell Investment Company (“the Investment Company”) held at 909 A Street, Tacoma, Washington on October 3, 2007.

THE	FOLLOWING MATTERS WERE VOTED UPON AT THE MEETING

The result of each vote accompany the description of each matter

1. Election of Trustees.
Vote:
	For	Against
Greg J. Stark	6,275,366,242.443	238,500,496.197
Thaddas L. Alston	6,275,783,094.828	238,083,643.812
Kristianne Blake	6,438,961,734.968	74,905,003.672
Daniel P. Connealy	6,441,243,550.495	72,623,188.145
Jonathan Fine	6,434,295,116.486	79,571,622.154
Raymond P. Tennison, Jr.	6,439,922,643.918	73,944,094.722
Jack R. Thompson	6,441,278,003.434	72,588,735.206
Julie W. Weston	6,440,367,146.888	73,499,591.752

2. Approve Changes to the Liquidation Provision of the Master Trust Agreement.
Vote:
	For	Against	Abstain
Equity I Fund	22,458,211.503	2,979,424.314	116,497.303
Equity II Fund	7,817,829.106	1,374,703.397	14,713.628
Equity Q Fund	17,909,548.513	3,127,034.904	88,276.327
International Fund	18,105,384.565	2,474,836.985	70,378.884
Fixed Income III Fund	60,111,956.371	4,512,464.000	297,250.000

3. Approve Changes to the Reorganization Provision of the Master Trust Agreement.
Vote:
	For	Against	Abstain
Equity I Fund	22,418,409.503	3,006,677.314	129,046.303
Equity II Fund	7,812,925.106	1,380,202.397	14,118.628
Equity Q Fund	17,872,803.513	3,161,365.904	90,690.327
International Fund	18,078,569.565	2,497,698.985	74,331.884
Fixed Income III Fund	60,067,486.371	4,537,656.000	316,528.000

172	Matter Submitted to a Vote of Shareholders

Institutional Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer, Chief Accounting Officer and Chief Financial Officer

Gregory J. Lyons, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2007

Equity I Fund

AllianceBernstein L.P., New York, NY

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Equity II Fund

ClariVest Asset Management LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

Delphi Management, Inc., Boston, MA

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Tygh Capital Management, Inc., Portland, OR

Equity Q Fund

Aronson + Johnson + Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Fund

AllianceBernstein L.P., New York, NY

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Ltd., London, United Kingdom

UBS Global Asset Management (Americas) Inc., Chicago, IL

Wellington Management Company, LLP, Boston, MA

Fixed Income III Fund

Bear Stearns Asset Management Inc., New York, NY

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Drake Capital Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	173

Russell Investment Company 909 A Street Tacoma, Washington 98402 800-787-7354 Fax: 253-591-3495 www.russell.com
36-08-020 (1 10/07)

Item 2.	Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2006	$1,306,000
2007	$1,373,900

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2006	$52,934	Performance of agreed-upon procedures with respect to 04/30/06 semi-annual reports
2007	$53,149	Performance of agreed-upon procedures with respect to 04/30/07 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2006	$290,447	Tax services
2007	$301,000	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2006	$53,172	Review excise reconciliations; funds merger analysis, review equalization calculations, anti-money laundering
2007	$33,967	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2006	$149,250
2007	$11,581

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.	[Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: December 21, 2007

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: December 21, 2007